UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

c/o Thornburg Investment Management, Inc.

2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Address of principal executive offices) (Zip code)

Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Name and address of agent for service)

Registrant’s telephone number, including area code: 505-984-0200

Date of fiscal year end: September 30, 2023

Date of reporting period: September 30, 2023

Item 1. Reports to Stockholders

The following annual reports are attached hereto, in order:

Thornburg Short Duration Municipal Fund

Thornburg Limited Term Municipal Fund

Thornburg Intermediate Municipal Fund

Thornburg Strategic Municipal Income Fund

Thornburg California Limited Term Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

Thornburg Ultra Short Income Fund

Thornburg Strategic Income Fund

Thornburg Small/Mid Cap Core Fund

Thornburg International Equity Fund

Thornburg Small/Mid Cap Growth Fund

Thornburg International Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Global Opportunities Fund

Thornburg Developing World Fund

Thornburg Better World International Fund

Thornburg Capital Management Fund

Thornburg Summit Fund

Thornburg Municipal Managed Account Fund

Thornburg

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Annual Report | September 30, 2023

EQUITY FUNDS
Global Equity
Thornburg Global Opportunities Fund
International Equity
Thornburg International Equity Fund
Thornburg Better World International Fund
Thornburg International Growth Fund
Thornburg Developing World Fund
U.S. Equity
Thornburg Small/Mid Cap Core Fund
Thornburg Small/Mid Cap Growth Fund
Multi Asset
Thornburg Investment Income Builder Fund
Thornburg Summit Fund

Thornburg Equity Funds
Annual Report  |  September 30, 2023
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. A short position will lose value as the security’s price increases. Theoretically, the loss on a short sale can be unlimited. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.
Thornburg Equity Funds Annual Report  |  3

Letter to Shareholders
September 30, 2023 (Unaudited)
Thornburg Global Opportunities Fund |
September 30, 2023 (Unaudited)
This letter highlights the results of the Thornburg Global Opportunities Fund (the “Fund”) for the 12-month period ended September 30, 2023. Your Fund’s fiscal year ended on September 30th. It is published amidst the ongoing developments associated with the Russian invasion of Ukraine, moderating inflation figures in the U.S. that remain above Federal Reserve targets, concerns that some U.S. banks and other borrowers may be poorly positioned for rising interest rates, and tragic conflict in the Middle East. The S&P 500 Total Return Index, the Bloomberg U.S. Aggregate Bond Total Return Index Value USD, and the MSCI All World Net Total Return USD Index reported varying positive returns for the 12-month period, 21.6%, 2.2%, and 10.1%, respectively.  In brief, most equities generally repriced higher during the 12-month period due to, in our view, a surprising level of economic strength and resilient corporate profits in the face of rising interest rates.
The net asset value of the Fund’s Class I shares increased by $4.91 per share ($27.91 to $32.82) over the 12- month period, including the reduction in net asset value per share due to the $1.23 per share capital gains dividend paid by the Fund in the 4th quarter of 2022. For the fiscal year ended September 30, 2023, the Fund’s Class I share return of 22.32% exceeded the 20.80% return of the MSCI All Country World Net Total Return USD Index (the “Index”). Performance comparisons of the Fund to the Index over various periods are shown elsewhere in this shareholder report.
We are now in the 17th year of managing Thornburg Global Opportunities Fund. From its inception on July 28, 2006 through September 30, 2023, the Fund has outpaced the Index by an average margin of more than 2.9% per year, resulting in a total cumulative return since inception of 355% (Class I shares) versus 183% for the Index.
Listed below in descending order are the 25 largest equity holdings of companies in the fund as of September 30, 2023, along with their year-to-date returns through September 30, 2023 and calendar 2022 returns, the latter in parentheses. Returns are shown in U.S. dollars, assuming reinvestment of dividends in shares of each company.  We also show the trailing 5-year average annual revenue growth rates for these businesses through their 2022 fiscal year along with each company’s latest reported trailing 12-month revenue per share growth. For a rough comparison:
•	The trailing 5-year weighted average revenue growth rate of businesses included in the Index was +3.1%/year through December 31, 2022. The annualized average revenue growth rate was +6.8% through the fiscal year which ended December 31, 2022 for most of these business.
•	The trailing 5-year weighted average revenue growth rate of the equity holdings in the Fund’s portfolio was +10.5%/year through December 31, 2022. The weighted average revenue growth rate of these companies was +17.1% through the most recently reported fiscal year, which ended December 31, 2022 for most of these companies.

4  |  Thornburg Equity Funds Annual Report

Letter to Shareholders, Continued
September 30, 2023 (Unaudited)
Together, these 25 companies comprised approximately 80% of the Fund’s total assets as of September 30, 2023. Cash and cash equivalents comprised 3% of Fund assets, and 12 other equities comprised approximately 17% of Fund assets. Individual position sizes of the Fund’s top 25 positions range from approximately 6% (Meta Platforms) to 2% for those shown near the bottom of this list (Techtronic).
The U.S. dollar appreciation averaging approximately 8% over the year-long period vis-à-vis foreign currencies is responsible for some of the dollar-based share price declines of the Fund’s foreign currency-denominated holdings seen in 2022. The first 9 months of 2023 have seen more modest U.S. dollar appreciation. During that period, we hedged a significant portion of the foreign currency exposure with respect to these holdings.
These are not trivial businesses. Weighted average revenue growth for the Fund exceeded global gross domestic product (GDP) growth in calendar year 2022 and for the trailing 5-year period. Importantly, these businesses’ average revenue growth rates compare favorably to the revenue growth of the Index, both in the 2022 fiscal year and over the trailing 5-year period. Most of these emerged from the economic valley of the COVID-19 period with their competitive positions intact or improved and ready to address the challenges and opportunities that lie ahead. As of the date of this note, companies have not yet reported fiscal 2023 revenue and earnings, therefore, we use the 2022 fiscal year as the latest reported results for the multi-year revenue comparisons.
The reader will also notice a high incidence of Fund investments  during the 2023 fiscal year in firms tied to the digital economy, producers of critical resources, and financial intermediaries that we believe should benefit from higher interest rates. For now, there appears to be a lack of investor confidence in the outlook for financial and commodity sector businesses. This is evidenced by the lackluster relative or even negative share price performances of some investments from these sectors in the Fund’s portfolio during 2023.
As of September 30, 2023, the weighted average price-to-earnings ratio for the equity investments of the Fund was 14x. This compares to a weighted average multiple of 15.7x for the Index on the same date. We believe that our strategy of owning a focused Fund portfolio of firms with above-average revenue growth that are value priced with respect to revenue/earnings/cash flow vis-à-vis the overall market has been a key ingredient to long-term outperformance by the Fund versus the Index.
Twenty-two equities made positive contributions to Fund performance of at least 0.25% during the 2023 fiscal year period. Leading contributors to the Fund’s portfolio performance for the period included U.S. technology giants Meta Platforms and Alphabet; energy producers TotalEnergies and Shell; banks BNP Paribas and Bank of Ireland; online travel agency Booking Holdings; retailer TJX Companies (TJ Maxx); Samsung Electronics; business software developer SAP; and Mercedes Benz Group.
Four equities subtracted more than -0.25% from Fund performance during the 2023 fiscal year period. The most significant detractors were pharmaceutical firms Pfizer and Roche Holding; power tool producer Techtronic Industries; and Charles Schwab. We made various position size adjustments to the Fund’s holdings over the course of this period for portfolio diversification purposes, tax management, and to better balance the downside risk versus upside capital appreciation potential of individual positions.
The following table summarizes major sector weightings within the Fund’s equity portfolio as of September 30, 2023 and one year earlier. The reduction in the Fund’s holdings of materials sector investments was primarily due to the sale of shares of CF Industries, which achieved our price target, and lackluster relative performance from our investments in OCI and Mineral Resources. The increase in Fund holdings of consumer discretionary businesses reflects the

Thornburg Equity Funds Annual Report  |  5

Letter to Shareholders, Continued
September 30, 2023 (Unaudited)
addition of Mercedes Benz Group, an increase in our investment in Galaxy Entertainment, and the relatively strong performance of TJX Companies and Booking Holdings. The increase in Fund holdings in the communications services sector mostly reflects Meta Platforms and Alphabet’s strong share price increases.
As of the date of this letter, incoming economic data from around the world indicate a slowing global economy that, in our view, will possibly lead to recessions in some countries. Inflation above prior decade levels in most developed countries may impede unit demand growth. Labor market conditions remain relatively tight, contributing to ongoing inflation in services. That noted, inflation shows clear signs of having already peaked in many economies, including the U.S. We are paying attention to the abilities of companies the Fund owns to manage cost inflation and maintain profit margins consistent with our expectations.
Our Investment Framework
Thornburg Global Opportunities Fund seeks capital appreciation from a focused portfolio of global equity investments. We believe the structure of the Fund—built on our core investment principles of flexibility, focus, and value—provides a durable framework for value-added investing.
We urge shareholders of the Fund to maintain a long-term investment perspective rather than placing too much emphasis on return figures that are available daily, weekly, monthly, and quarterly.  We see a clear example of the need to keep a longer-term investment perspective illustrated by comparing the trailing 54-month return of the Fund as of September 30, 2023 (+74.7%) with the return from the single COVID-19 onset quarter ending March 31, 2020 (-24.8%) that preceded these 54 months. In general, the businesses in the Fund’s portfolio have managed well through varying economic environments across business cycles and a few have the potential to be much better businesses after being “fixed up.” We continue to follow our core investment principles of seeking flexibility, focus, and value, as we have since the Fund’s inception back in 2006.
Thank you for being a shareholder of Thornburg Global Opportunities Fund. Remember that you can monitor the holdings of the Fund and other information respecting on our website at www.thornburg.com.
Sincerely,

Brian McMahon Portfolio Manager Chief Investment Strategist and Managing Director	Miguel Oleaga Portfolio Manager and Managing Director

6  |  Thornburg Equity Funds Annual Report

Letter to Shareholders, Continued
September 30, 2023 (Unaudited)
Thornburg Investment Income Builder Fund |
September 30, 2023 (Unaudited)
Dear Fellow Shareholder:
This letter highlights the results of the Thornburg Investment Income Builder Fund (the “Fund”) for the 12-month period ended September 30, 2023. Your Fund’s fiscal year ended on September 30th. It is published amidst the ongoing developments associated with the Russian invasion of Ukraine, moderating inflation figures in the U.S. that remain above Federal Reserve targets, concerns that some U.S. banks and other borrowers may be poorly positioned for rising interest rates, and tragic conflict in the Middle East. Reflecting the general strength overall of recent markets, the S&P 500 Total Return Index, the Bloomberg U.S. Aggregate Bond Total Return Index Value USD, and the MSCI All World Net Total Return USD Index reported varying positive returns for the 12-month period, 21.6%, 2.2%, and 10.1%, respectively.  In brief, most equities generally repriced higher during the 12-month period due to, in our view, a surprising level of economic strength and resilient corporate profits in the face of rising interest rates.
The Fund paid ordinary dividends of $1.20 per Class I share during the fiscal year ended September 30, 2023, slightly lower versus $1.24 per Class I share paid during the prior year’s comparable period. The dividends per share were lower for Class A and Class C shares during the 2023 fiscal year, on account of varying class-specific expenses. More than 65% of the Fund’s equity holdings increased dividends in local currencies in 2023, a slightly smaller percentage compared to the prior year. The Fund received fewer special dividends in the first 9 months of 2023 compared to the prior year. We are still petitioning to get refunds from certain European governments for withholding taxes on dividends received by the Fund in the prior decade. The Fund’s European tax refund receipts were lower this year compared to 2021 and 2022.
The net asset value of the Fund’s Class I shares increased by $3.14 per share ($19.36 to $22.50) over the period. $2.97 of the net asset value per share increase occurred in the first 6 months of the fiscal year, leaving $0.17 for the last 6 months. The Fund’s Class I share return of 22.61% for the fiscal year exceeded the Blended Benchmark return of 16.42% by 6.19% (the Blended Benchmark is comprised of 75% MSCI World Net Total Return USD Index and 25% Bloomberg U.S. Aggregate Bond Total Return Index Value USD (the “Blended Benchmark”)). Performance comparisons of the Fund to the Blended Benchmark over various periods are shown elsewhere in this report.
The quarter ended September 30, 2023, was the 83rd full calendar quarter since the Fund’s inception in December 2002. In 60 of these quarters, the Fund delivered a positive total return. The Fund has also delivered positive returns in 15 of its 20 calendar years. Importantly, Thornburg Investment Income Builder Fund has delivered an average annualized total return of more than 8.4% since its inception over 20 years ago, split between quarterly income distributions and share price appreciation.
What are the Fund’s ingredients driving these returns? Listed below in descending order are the 25 largest equity holdings in the Fund as of September 30, 2023, along with their share price changes in U.S. dollars for year-to-date September 30, 2023, and the 2022 calendar year. Also noted are dividend yields stock price change and the trailing 5-year growth rate of each company’s dividend/share in local currency, all as of September 30, 2023. Together, these 25 companies comprised approximately 60% of the Fund’s total assets as of September 30, 2023. Cash and more than 250 interest-bearing debt and hybrid securities comprised around 20% of Fund assets, and 34 other common equities comprised a total of approximately 20% of Fund assets. Individual position sizes of the 25 equities listed range from 5.2% of Fund assets (Orange SA) to approximately 1.3% for those shown near the bottom of the list (Endesa SA).
Thornburg Investment Income Builder Fund – Top 25 Equity Holdings as of September 30, 2023.

Thornburg Equity Funds Annual Report  |  7

Letter to Shareholders, Continued
September 30, 2023 (Unaudited)
These are not trivial businesses. These companies occupy important positions in their respective markets, and they tend to be well capitalized. Most have made reasonable progress in growing their bases of paying customers and distributable cash flows to support multi-year dividend growth. Among these top 25 holdings, only Vodafone (a special situation with various subsidiaries recently sold or put into joint ventures) paid a lower dividend in 2023 versus 2018. The reader will notice several telecommunications, financial, and healthcare businesses among these top 25 holdings, as well as other providers of various ingredients we consider important to modern life. Some of these top 25 fund holdings that had double-digit percentage price declines in 2022 have not fully regained their year-end 2021 share price levels. We believe that their attractive current dividend yields and records of dividend growth indicate good value.
U.S. dollar appreciation averaging approximately 8% vis-à-vis foreign currencies was responsible for some of the dollar-based share price declines of the Fund’s foreign currency denominated holdings seen in 2022. Modest dollar appreciation against most currencies continued in from the start of 2023 through September 30. During the 12-month period, we hedged a significant percentage of the foreign currency exposure with respect to these holdings but could not hedge the headwind to dividend income paid in foreign currencies without having periodic fluctuations in the hedge values creating significant volatility for the Fund’s quarterly dividends.
We have maintained the Fund’s exposure to dividend-paying companies that we believe have resilient businesses with strong capital structures. The recent increase in the Fund’s energy sector investments was mostly due to the strong performance of its holdings in recent months and the addition of Canada’s TC Energy, a utility and pipeline operator, to the portfolio. Here is a sector allocation comparison of the equities in the Fund’s portfolio over the trailing year:
Comparatively, all eleven sectors of the MSCI World Net Total Return USD Index delivered positive returns in U.S. dollar terms for the 12-month period ended September 30, 2023, ranging from 40.7% for the information technology sector to 0.4% for the real estate sector. The MSCI World Net Total Return USD comprises 75%, and the entire equity portion, of the Fund’s Blended Benchmark.
In the Fund’s portfolio, 37 equity investments contributed positive returns of at least 0.25% to overall portfolio performance during the fiscal year ending September 30, 2023. The largest equity contributors to fiscal year performance included semiconductor producers Broadcom, Samsung Electronics, and Taiwan Semiconductor; energy producer Total Energies; diversified financials BNP Paribas and JPMorgan Chase; multinational telecommunications service providers Orange and Deutsche Telekom;

8  |  Thornburg Equity Funds Annual Report

Letter to Shareholders, Continued
September 30, 2023 (Unaudited)
multinational utilities Enel SpA and Endesa; insurer Generali, UK grocer Tesco; and industrial conglomerate Siemens AG.
Four of the Fund’s equity investments made negative contributions to portfolio performance below -0.25% during fiscal year 2023. These detractors from Fund performance during the same period included pharmaceutical firms Pfizer and Roche Holding, Dutch insurer NN Group, and Vodafone Group.
The Fund’s bond holdings delivered positive returns during the fiscal year under review. The 10-year U.S. Treasury bond yields increased from 3.83% to 4.57% during the fiscal year, decreasing prices of these. Corporate and asset-backed bond prices were more resilient as spreads to U.S. Treasury bonds mostly narrowed. The yield on the Bloomberg U.S. Corporate High Yield Index declined from 9.68% to 8.88% during the fiscal year (yield to lower of call price or maturity). As of September 30, 2023, the $60 trillion Bloomberg Global Aggregate Bond Index showed an average maturity of 8.45 years and a yield of 4.22%, the latter +0.52% over the trailing year. As of September 30, 2023, developed world bond yields outside the U.S. lag domestic bond yields by a significant margin, a circumstance that has supported the U.S. dollar for much of the last 7 quarters.
Readers of this commentary who are long-time shareholders of Thornburg Investment Income Builder Fund will recall that the interest-bearing debt portion of the Fund’s portfolio has varied over time, ranging from less than 9% in 2015 to 45% on June 30, 2009.  We tend to allocate more portfolio assets to interest-bearing debt when debt yields are more attractive. 20% of the Fund’s portfolio assets were invested in interest-bearing debt and near cash assets on September 30, 2023.  As previously described, the remaining 80% of portfolio assets were invested in equities.
The outlook for financial asset returns in our view remains cloudy. The “real” yield on the 10-year U.S. Treasury note as of the 2023 fiscal year end (September 30, 2023 market yield on 10-year US Treasury Note of 4.57% minus the U.S. core consumer price index of 3.9%) was positive at 0.67%, using the August 2023 core consumer price index. While showing a significant recovery from the negative real yields of recent years, this positive real yield level still lags levels typically experienced over the investment lifetimes of the Fund. The average “real yield” on 10-year U.S. Treasury notes over the last 30 years was 1.90%. In recent quarters, bond yields increased in favor of saver investors at the expense of borrowers for the first time in many years. Inflation has headed lower through 2023, but the large supply of new government debt being issued plus ongoing corporate borrowing have pressured yields higher in the second half of 2023.
In our view, incoming economic data from around the world indicate a resilient global economy that has resisted falling into a broadly predicted recession. Prices of traded financial assets will be volatile with day-to-day news changing perceptions of near-term economic performance. We are optimistic about the future return potential of Thornburg Investment Income Builder’s assets. Why?  Virtually all the businesses in the Fund’s portfolio currently retain their market positions providing what we see as important products and services that generate cash flows to pay attractive dividends. We believe they are valued very attractively in relation to their own histories and relative to other assets.
The weighted average price/earnings ratio for Thornburg Investment Income Builder Fund’s equity portfolio tabulated using Bloomberg reported results was approximately 9.9x as of September 30, 2023, significantly below the 15.7x price/earnings ratio of the MSCI World Net Total Return USD Index. The Fund’s 5.0% weighted average equity portfolio dividend yield significantly exceeds the 2.2% dividend yield of the MSCI World Net Total Return USD Index. We believe the Fund’s portfolio incorporates significant intrinsic value. The bond portion of the Fund’s portfolio has a duration below 4 years and a yield to maturity/call of more than 8%.
Thank you for being a shareholder of Thornburg Investment Income Builder Fund. Remember that you can review additional information about the portfolio by visiting our website, www.thornburg.com.
Sincerely,

Brian McMahon Portfolio Manager Chief Investment Strategist and Managing Director	Ben Kirby, cfa Portfolio Manager Head of Investments and Managing Director

Matt Burdett Portfolio Manager and Managing Director	Christian Hoffmann, cfa Portfolio Manager and Managing Director

Thornburg Equity Funds Annual Report  |  9

Thornburg Global Opportunities Fund

Investment Goal and
Fund Overview
The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.
A flexible mandate allows the Fund to pursue long-term performance using a broad approach to geography and market capitalization. The Fund invests primarily in a broad range of equity securities, including common stocks, preferred stocks and publicly traded real estate investment trusts, including smaller companies with market capitalizations less than $500 million. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers.
See letter beginning on page 4 of this report for a discussion of factors affecting the Fund’s performance for the reporting period ended September 30, 2023.
Performance Summary
September 30, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG GLOBAL OPPORTUNITIES FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG GLOBAL OPPORTUNITIES FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 7/28/06)
Without sales charge	21.93%	9.32%	7.50%	8.26%	8.78%
With sales charge	16.43%	7.66%	6.51%	7.76%	8.49%
Class C Shares (Incep: 7/28/06)
Without sales charge	20.99%	8.48%	6.68%	7.44%	7.95%
With sales charge	19.99%	8.48%	6.68%	7.44%	7.95%
Class I Shares (Incep: 7/28/06)	22.32%	9.66%	7.82%	8.62%	9.22%
Class R3 Shares (Incep: 2/1/08)	21.76%	9.11%	7.28%	8.07%	6.47%
Class R4 Shares (Incep: 2/1/08)	21.82%	9.21%	7.38%	8.16%	6.56%
Class R5 Shares (Incep: 2/1/08)	22.32%	9.66%	7.82%	8.61%	7.01%
Class R6 Shares (Incep: 4/10/17)	22.50%	9.80%	7.97%	-	7.21%
MSCI All Country World Net Total Return USD Index (Since 7/28/06)	20.80%	6.89%	6.46%	7.56%	6.24%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.35%; C shares, 2.11%; I shares, 1.06%; R3 shares, 2.40%; R4 shares, 2.09%; R5 shares, 1.38%; R6 shares, 1.03%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.99%; R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%; R6 shares, 0.85%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
10  |   Thornburg Equity Funds Annual Report

Thornburg International Equity Fund

Investment Goal and
Fund Overview
The International Equity Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. The secondary, nonfundamental goal of the Fund is to seek some current income. The Fund invests primarily in non-U.S. companies selected on a value basis using fundamental research. Under normal conditions, the Fund invests at least 80% of its assets in common stocks or depositary receipts. As described in more detail in the Fund Prospectus, the portfolio is diversified to include basic value stocks, but also includes stocks of companies with consistent earnings characteristics and those of emerging franchises, when these issues are value priced.
Performance drivers and detractors for the reporting period ended September 30, 2023
» For the 12-month period ended September 30, 2023, the Fund’s Class I shares returned 26.09%, exceeding the 20.39% return for the MSCI All Country World ex-USA Net Total Return USD Index (the "Index"), the Fund’s primary benchmark index, and the 25.65% return for the MSCI EAFE (Europe, Australasia, Far East) Net Total Return USD Index, the Fund’s secondary benchmark index.
»  Stock selection was the primary driver of the Fund’s outperformance relative to its benchmark indexes, consistent with the Fund’s bottom-up investment approach. Sector allocation had a negative impact while region/country allocation and currency effects were both positive contributors to Fund performance relative to the Index during the period.
» During the period, the Fund’s exposure to the utilities, materials, and information technology sectors were positive contributors, driven mostly by stock selection, while its exposure to the consumer discretionary and health care sectors were detractors to Fund performance. An allocation to cash in an up market also had a negative impact to Fund returns.
» The Fund’s overweight exposure to the Eurozone during the period, aided by strong stock selection in the region, and allocation to global companies domiciled in the U.S. were positive contributors to performance. The Fund’s allocation to China and Japan were both detractors, mostly due to stock selection. Currency effects on Fund returns were positive due mostly to the Fund’s exposure to the Eurozone and the impact of tactical currency hedging.
» The Fund’s allocation to companies in its Basic Value and Consistent Earners baskets had a positive impact during the period when value stocks outperformed growth stocks. The allocation to companies in its Emerging Franchise basket had a negative impact during the period when interest rates rose and growth companies came under pressure, although the Fund was underweight its normal allocation to those companies over the period.
Performance Summary
September 30, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG INTERNATIONAL EQUITY FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG INTERNATIONAL EQUITY FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 5/28/98)
Without sales charge	25.83%	2.78%	5.12%	4.18%	6.77%
With sales charge	20.15%	1.22%	4.15%	3.70%	6.58%
Class C Shares (Incep: 5/28/98)
Without sales charge	24.70%	2.00%	4.34%	3.41%	5.95%
With sales charge	23.70%	2.00%	4.34%	3.41%	5.95%
Class I Shares (Incep: 3/30/01)	26.09%	3.08%	5.43%	4.53%	6.59%
Class R3 Shares (Incep: 7/1/03)	25.47%	2.59%	4.91%	3.99%	7.11%
Class R4 Shares (Incep: 2/1/07)	25.68%	2.79%	5.12%	4.19%	3.71%
Class R5 Shares (Incep: 2/1/05)	26.03%	3.06%	5.40%	4.47%	5.96%
Class R6 Shares (Incep: 5/1/12)	26.29%	3.26%	5.61%	4.69%	5.47%
MSCI All Country World ex USA Net Total Return USD Index (Since 5/28/98)	20.39%	3.74%	2.58%	3.35%	4.35%
MSCI EAFE Net Total Return USD Index (Since 5/28/98)	25.65%	5.75%	3.24%	3.82%	4.12%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.38%; C shares, 2.05%; I shares, 1.00%; R3 shares, 1.70%; R4 shares, 1.50%; R5 shares, 1.28%; R6 shares, 0.92%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.90%; R3 shares, 1.36%; R4 shares, 1.16%; R5 shares, 0.90%; R6 shares 0.70%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Equity Funds Annual Report  |  11

Thornburg Better World International Fund

Investment Goal and
Fund Overview
The Better World International Fund seeks long-term capital appreciation. The Fund invests primarily in a broad range of foreign companies, based on fundamental research combined with analysis of those environmental, social and governance (ESG) characteristics that the investment manager identifies as significant. The Fund targets companies of any size or country of origin, and which are high-quality, attractively valued and, in our view, also demonstrate one or more significant positive ESG characteristics. The Fund portfolio is diversified to include basic value stocks, companies with consistent earnings, and emerging franchises as described in more detail in the Fund Prospectus.
Performance drivers and detractors for the reporting period ended September 30, 2023
» For the 12-month period ended September 30, 2023, the Fund’s Class I shares returned 20.49%, slightly outpacing the 20.39% return of the MSCI All Country World ex-USA Net Total Return USD Index (the “Index”).
» Stock selection contributed positively to Fund performance relative to the Index over the period, aligning with the Fund’s bottom-up approach. Detractors from Fund performance relative to the Index were sector and region/country allocations. Currency effects on the Fund’s performance were neutral during the period.
» During the period, the Fund’s exposure to the information technology, materials, and communication services sectors were a positive contributor to its performance, driven mostly by stock selection. Exposure to the consumer discretionary and health care sectors had negative impacts on Fund performance. An allocation to cash in an up market also hampered Fund returns.
» Underweight positioning in the Eurozone and overweight positioning in China were detractors to Fund performance during the fiscal year, although the positive impact of stock selection in the Eurozone more than offset the Fund’s underweight positioning. Stock selection in Japan and global companies domiciled in the U.S. also had a negative impact on Fund performance.
» During the period, the Fund’s underweight positioning to companies in its Basic Value basket versus its long-term average was a detractor during a period where value stocks outperformed growth stocks, but stock selection in its Consistent Earners and Emerging Franchise baskets companies was a positive contributor to performance.
Performance Summary
September 30, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG BETTER WORLD INTERNATIONAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG BETTER WORLD INTERNATIONAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 10/1/15)
Without sales charge	19.79%	5.76%	7.03%	-	8.17%
With sales charge	14.36%	4.15%	6.06%	-	7.55%
Class C Shares (Incep: 10/1/15)
Without sales charge	18.92%	4.97%	6.32%	-	7.49%
With sales charge	17.92%	4.97%	6.32%	-	7.49%
Class I Shares (Incep: 10/1/15)	20.49%	6.34%	7.69%	-	8.91%
MSCI All Country World ex USA Net Total Return USD Index (Since 9/30/15)	20.39%	3.74%	2.58%	-	5.29%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.58%; C shares, 2.50%; I shares, 1.25%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, for some of the share classes, resulting in net expense ratios of the following: C shares, 2.19%; I shares, 0.90%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
12  |   Thornburg Equity Funds Annual Report

Thornburg International Growth Fund

Investment Goal and
Fund Overview
The International Growth Fund seeks long-term growth of capital by investing in equity securities from around the world selected for their growth potential based on management’s belief that the companies will have growing revenues and earnings. The Fund can invest in companies of any size, from large, well-established firms to small, emerging growth franchises. Management uses traditional fundamental research to evaluate securities and make buy/sell decisions.
Performance drivers and detractors for the reporting period ended September 30, 2023
» For the 12-month period ended September 30, 2023, the Fund’s Class I shares returned 19.23% versus a return of 15.84% for the MSCI All Country World ex USA Growth Net Total Return USD Index (the “Index”).
» The Fund’s outperformance relative to the Index for the period was primarily driven by stock selection, consistent with the Fund’s bottom-up investment process. Sector allocation was a modest detractor while country allocation and currency effects were also positive contributors to Fund performance relative to the Index.
» During the period, the Fund’s exposure to the communication services and materials sectors were positive contributors, driven mostly by stock selection, while its exposure to the industrials and communication services sectors was detractors to Fund performance. An allocation to cash in an up market also had a negative impact to Fund returns.
» Overweight positioning in the Eurozone and stock selection in global companies domiciled in the U.S. had a positive impact on Fund performance during the period while underweight positioning and stock selection in Japan had negative impacts on performance.
» The Fund’s allocation to companies in its Growth Industry Leaders basket contributed about 2/3 of the Fund’s returns during the period, while stock selection in its Consistent Growers and Emerging Growth baskets was negative for Fund performance relative to the Index.
Performance Summary
September 30, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG INTERNATIONAL GROWTH FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG INTERNATIONAL GROWTH FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 2/1/07)
Without sales charge	18.82%	-6.19%	0.54%	2.92%	5.42%
With sales charge	13.47%	-7.63%	-0.38%	2.45%	5.13%
Class C Shares (Incep: 2/1/07)
Without sales charge	17.70%	-7.01%	-0.29%	2.11%	4.64%
With sales charge	16.70%	-7.01%	-0.29%	2.11%	4.64%
Class I Shares (Incep: 2/1/07)	19.23%	-5.89%	0.87%	3.30%	5.89%
Class R3 Shares (Incep: 2/1/08)	18.69%	-6.35%	0.37%	2.78%	4.50%
Class R4 Shares (Incep: 2/1/08)	18.78%	-6.25%	0.47%	2.88%	4.61%
Class R5 Shares (Incep: 2/1/08)	19.25%	-5.88%	0.87%	3.29%	5.03%
Class R6 Shares (Incep: 2/1/13)	19.38%	-5.78%	0.98%	3.40%	4.97%
MSCI All Country World ex USA Growth Net Total Return USD Index (Since 2/1/07)	15.84%	-1.86%	2.54%	3.92%	3.11%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.36%; C shares, 2.23%; I shares, 1.06%; R3 shares, 2.29%; R4 shares, 2.00%; R5 shares, 1.45%; R6 shares, 1.01%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.99%; R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%; R6 shares, 0.89%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Equity Funds Annual Report  |  13

Thornburg Developing World Fund

Investment Goal and
Fund Overview
The Developing World Fund’s primary investment goal is to seek long-term capital appreciation. The Fund invests at least 80% of its assets in equity securities of developing country issuers. A developing country issuer is a company or sovereign entity that is domiciled or otherwise tied economically to one or more developing countries. The Fund portfolio is diversified to include basic value stocks, companies with consistent earnings, and emerging franchises as described in more detail in the Fund Prospectus.
Performance drivers and detractors for the reporting period ended September 30, 2023
» For the 12-month period ended September 30, 2023, the Fund’s Class I shares returned 8.66% versus a return of 11.70% for the MSCI Emerging Markets Net Total Return USD Index (the “Index”).
» The Fund’s underperformance relative to the Index during the period was primarily driven by bottom-up stock selection, followed by sector and country allocation decisions. The currency effect on the Fund’s performance was positive.
» During the period, the Fund’s holdings within the consumer staples, industrials, consumer discretionary, utilities, and real estate sectors contributed positively to performance, while its holdings within the financials, information technology, communication services, and materials sectors negatively impacted performance.
» On a geographic basis, the Fund’s exposure to emerging companies in Europe, the Middle East, and Africa (EMEA) was a strong source of outperformance relative to the Index, as well as in India and Chile. Meanwhile, its stock selection within China and Brazil and an underweight positioning in Korea detracted from Fund performance relative to the Index during the period.
» Much of the Fund’s underperformance relative to the Index occurred in the second and third quarters of 2023 due to its exposure to China. The country’s earlier-than-expected ending of COVID restrictions and re-opening last year initially drove the Fund’s relative outperformance through the first quarter of 2023. However, China’s macroeconomic environment deteriorated between the second and third quarters of 2023, and those market conditions negatively impacted the Fund’s performance. Meanwhile, Latin America and the Middle East held steady throughout the fiscal year due to orthodox monetary policies and their recoveries in  consumer strength, which contributed positively to Fund performance.
Performance Summary
September 30, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG DEVELOPING WORLD FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG DEVELOPING WORLD FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/16/09)
Without sales charge	8.24%	-4.52%	1.22%	1.44%	4.01%
With sales charge	3.36%	-5.98%	0.29%	0.97%	3.67%
Class C Shares (Incep: 12/16/09)
Without sales charge	7.36%	-5.27%	0.43%	0.66%	3.24%
With sales charge	6.36%	-5.27%	0.43%	0.66%	3.24%
Class I Shares (Incep: 12/16/09)	8.66%	-4.16%	1.59%	1.85%	4.48%
Class R5 Shares (Incep: 2/1/13)	8.69%	-4.15%	1.61%	1.85%	2.03%
Class R6 Shares (Incep: 2/1/13)	8.75%	-4.06%	1.70%	1.95%	2.13%
MSCI Emerging Markets Net Total Return USD Index (Since 12/16/09)	11.70%	-1.73%	0.55%	2.07%	2.30%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.54%; C shares, 2.36%; I shares, 1.23%; R5 shares, 2.15%; R6 shares, 1.20%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, for some of the share classes, resulting in net expense ratios of the following: C shares, 2.33%; I shares, 1.04%; R5 shares, 1.04%; R6 shares, 0.94%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
14  |   Thornburg Equity Funds Annual Report

Thornburg Small/Mid Cap Core Fund

Investment Goal and
Fund Overview
The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. The secondary, non-fundamental goal of the Fund is to seek some current income. Under normal conditions, the Fund invests at least 80% of its net assets in small- and mid-capitalization companies.
With its core approach to stock selection, the Fund seeks to invest in a broadly diversified portfolio of companies the Fund categorizes as basic values, consistent earners, and emerging franchises, as described in more detail in the Fund Prospectus. The relative proportions of securities invested in each of those categories will vary over time.
Performance drivers and detractors for the reporting period ended September 30, 2023
» The Fund underperformed its benchmark, the Russell 2500 Index – Total Return (the "Index") for the reporting period, primarily due to stock selection; however, its allocation towards slightly larger companies was beneficial to its performance relative to the Index as large-cap and mid-cap companies outperformed small-cap companies.
» The Fund’s stock selection in the health care and energy sectors had a positive impact on performance relative to the Index during the period, as did an overallocation to the outperforming industrials sector.
» The Fund’s stock selection in the information technology, consumer staples, and financials sectors negatively impacted its performance relative to the Index during the period.
» Returns of larger mid-cap stocks outpaced smaller-cap stocks within the Index during the period. Stock selection was a negative contributor to performance within the mid-cap (those ranging from approximately $2.5 - $12 billion market capitalization) and large-cap portions (those over approximately $12 billion market capitalization) of the Fund’s portfolio during the period. However, an overweighting in the Fund to larger stocks within the Index’s universe positively impacted the Fund’s performance relative to the Index for the fiscal year.
Performance Summary
September 30, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG SMALL/MID CAP CORE FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG SMALL/MID CAP CORE FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 10/2/95)
Without sales charge	9.68%	3.22%	2.72%	7.49%	8.74%
With sales charge	4.74%	1.64%	1.78%	6.99%	8.56%
Class C Shares (Incep: 10/2/95)
Without sales charge	8.61%	2.28%	1.82%	6.61%	7.88%
With sales charge	7.61%	2.28%	1.82%	6.61%	7.88%
Class I Shares (Incep: 11/2/98)	10.13%	3.61%	3.09%	7.89%	7.09%
Class R3 Shares (Incep: 7/1/03)	9.74%	3.24%	2.72%	7.50%	7.00%
Class R4 Shares (Incep: 2/1/07)	9.83%	3.34%	2.83%	7.61%	5.33%
Class R5 Shares (Incep: 2/1/05)	10.13%	3.61%	3.09%	7.89%	7.03%
Russell 2500 Index - Total Return (Since 10/2/95)	11.28%	8.39%	4.55%	7.90%	9.32%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I, R3, R4 and R5 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.37%; C shares, 2.34%; I shares, 1.09%; R3 shares, 1.87%; R4 shares, 2.04%; R5 shares, 1.64%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.95%; R3 shares, 1.31%; R4 shares, 1.21%; R5 shares, 0.95%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Equity Funds Annual Report  |  15

Thornburg Small/Mid Cap Growth Fund

Investment Goal and
Fund Overview
The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential. Under normal conditions, the Fund invests at least 80% of its net assets in small- and mid-capitalization companies.
The Fund seeks to invest in a diversified portfolio of companies the Fund categorizes as consistent earners, disruptors, and emerging franchises, as described in more detail in the Fund Prospectus. The relative proportions of securities invested in each of those categories will vary over time.
Performance drivers and detractors for the reporting period ended September 30, 2023
» The Fund outperformed its benchmark, the Russell 2500 Growth Index - Total Return (the "Index") for the reporting period, primarily due to stock selection across sectors and market capitalization ranges. The Fund’s allocation towards slightly larger companies was beneficial to its performance relative to the Index as larger companies generally outperformed smaller companies within the Index’s small- and mid-cap growth universe.
» The Fund’s stock selection in the health care and consumer discretionary sectors had a positive impact on performance relative to the Index during the period, as did an overweighting to consumer staples, which was one of the top performing sectors within the Index.
» During the period, the Fund’s stock selection in the information technology and materials sectors had a negative impact on its performance relative to the Index.
» Returns of mid-cap stocks outpaced small-cap stock within the Index during the period. Stock selection was the primary detractor from performance within the mid-cap (those ranging from approximately $2.5 - $12 billion market capitalization) portion of the Fund’s portfolio. However, an underweighting in the Fund to smaller stocks (those under approximately $2.5 billion market capitalization) and an overweighting to larger stocks (those over approximately $12 billion market capitalization) within the Index’s universe had positive impacts on the Fund’s performance relative to the Index.
Performance Summary
September 30, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG SMALL/MID CAP GROWTH FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG SMALL/MID CAP GROWTH FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/27/00)
Without sales charge	14.69%	-6.99%	1.03%	5.74%	5.82%
With sales charge	9.52%	-8.41%	0.10%	5.26%	5.61%
Class C Shares (Incep: 12/27/00)
Without sales charge	13.66%	-7.79%	0.20%	4.90%	4.98%
With sales charge	12.66%	-7.79%	0.20%	4.90%	4.98%
Class I Shares (Incep: 11/3/03)	15.20%	-6.61%	1.43%	6.16%	7.67%
Class R3 Shares (Incep: 7/1/03)	14.60%	-7.08%	0.91%	5.62%	7.66%
Class R4 Shares (Incep: 2/1/07)	14.74%	-6.99%	1.02%	5.73%	5.01%
Class R5 Shares (Incep: 10/3/05)	15.19%	-6.61%	1.43%	6.16%	6.82%
Russell 2500 Growth Index - Total Return (Since 12/27/00)	10.61%	1.01%	4.05%	8.37%	7.35%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I, R3, R4 and R5 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.40%; C shares, 2.40%; I shares, 1.10%; R3 shares, 1.92%; R4 shares, 2.97%; R5 shares, 1.52%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, for some of the share classes, resulting in net expense ratios of the following: C shares, 2.34%; I shares, 0.95%; R3 shares, 1.46%; R4 shares, 1.36%; R5 shares, 0.95%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
16  |   Thornburg Equity Funds Annual Report

Thornburg Investment Income Builder Fund

Investment Goal and
Fund Overview
The Investment Income Builder Fund’s primary investment goal is to seek a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.
The Fund pursues its investment goals by investing in a broad range of income producing securities, primarily stocks and bonds. Equity investments normally will be weighted in favor of companies which pay dividends. The Fund may invest in securities of issuers domiciled in or economically tied to countries outside the United States, including developing countries. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers.
See letter beginning on page 7 of this report for a discussion of factors affecting the Fund’s performance for the reporting period ended September 30, 2023.
Performance Summary
September 30, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG INVESTMENT INCOME BUILDER FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG INVESTMENT INCOME BUILDER FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/24/02)
Without sales charge	22.29%	11.59%	5.47%	5.72%	8.46%
With sales charge	16.76%	9.89%	4.50%	5.23%	8.22%
Class C Shares (Incep: 12/24/02)
Without sales charge	21.46%	10.76%	4.69%	4.94%	7.76%
With sales charge	20.46%	10.76%	4.69%	4.94%	7.76%
Class I Shares (Incep: 11/3/03)	22.61%	11.85%	5.73%	6.01%	8.00%
Class R3 Shares (Incep: 2/1/05)	21.87%	11.17%	5.09%	5.36%	6.66%
Class R4 Shares (Incep: 2/1/08)	21.96%	11.29%	5.19%	5.46%	5.34%
Class R5 Shares (Incep: 2/1/07)	22.44%	11.73%	5.62%	5.89%	6.01%
Class R6 Shares (Incep: 4/10/17)	22.70%	11.95%	5.82%	-	6.65%
MSCI World Net Total Return USD Index (Since 12/24/02)	21.95%	8.08%	7.26%	8.26%	8.38%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the Fund’s most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows:  A shares, 1.18%; C shares, 1.93%; I shares, 0.93%; R3 shares, 1.67%; R4 shares, 1.54%; R5 shares, 1.16%; R6 shares, 0.89%.  Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, for some of the share classes, resulting in net expense ratios of the following:  R3 shares,1.50%;R4 shares, 1.40%; R5 shares, 0.99%; R6 shares, 0.80%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
30-day SEC Yield as of 9/30/23 (Class A Shares) : 3.37%
* See glossary on page 19.
Thornburg Equity Funds Annual Report  |  17

Thornburg Summit Fund

Investment Goal and
Fund Overview
The Summit Fund seeks to grow real wealth over time. “Real wealth” for this purpose is a mix of capital appreciation and current income that is intended to exceed the rate of inflation. Under normal conditions the Fund’s investments are expected to emphasize long positions in equity securities and fixed income obligations, though the Fund may also invest a significant amount of its assets in short positions in equity securities and fixed income obligations, in commodities-related investments, in derivative instruments, in currencies, and in cash or cash equivalents.
There are no specific percentage limitations on the amount of the Fund’s portfolio that may be invested in a particular asset class, and the proportions of the Fund’s assets that are invested in the respective asset classes are expected to vary over time and from time to time depending upon Thornburg’s perceptions of which types of investments represent better values and opportunities to achieve the Fund’s investment goal.
Performance drivers and detractors for the reporting period ended September 30, 2023
» For the 12-month period ended September 30, 2023, the Fund’s Class I shares returned 12.66% versus 13.18% for the Fund’s blended benchmark index of 60% MSCI All Country World Index and 40% Bloomberg Global Aggregate Bond Index (the "Blended Index").
»  Following a challenging 2022 for both stocks and bonds, equity markets rebounded strongly during the reporting period while fixed income market returns were generally flat. The Fund’s underweighting to equities during the period, which significantly outperformed bonds during the period, was a headwind to its performance relative to the Blended Index.
 »  Within the Fund’s equity holdings during the reporting period, selection effect from information technology and materials, as well as its underweight positioning within consumer staples and real estate contributed positively to performance relative to the Blended Index. Financials and industrials held by the Fund during the period detracted from results relative to the Blended Index.
»  Given the environment of global rising interest rates, the Fund’s shorter duration positioning during the reporting period was a primary driver of its outperformance relative to the Blended Index. Selection effect within corporate bonds was also a positive contributor to the Fund’s performance.
Performance Summary
September 30, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG SUMMIT FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG SUMMIT FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 1/26/22)
Without sales charge	12.39%	-	-	-	-1.35%
With sales charge	7.29%	-	-	-	-4.03%
Class I Shares (Incep: 3/1/19)	12.66%	6.75%	-	-	9.56%
Blended Index* (Since 3/1/19)	13.18%	1.33%	-	-	3.94%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the Fund’s most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. There is no sales charge for Class I shares.  As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 9.35%; I shares, 1.25%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.94%; I shares, 0.69%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
* See glossary on page 19.
18  |   Thornburg Equity Funds Annual Report

Glossary
September 30, 2023 (Unaudited)
The Bloomberg U.S. Aggregate Bond Total Return Index Value USD is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.
The Bloomberg Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan European Aggregate, and the Asian-Pacific Aggregate indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.
Thornburg Investment Income Builder Fund’s Blended Index is composed of 25% Bloomberg U.S. Aggregate Bond Total Return Index Value USD and 75% MSCI World Net Total Return USD Index, rebalanced monthly.
Thornburg Summit Fund’s Blended Index is composed of 60% MSCI All Country World Net Total Return USD Index and 40% Bloomberg Global Aggregate Bond Index, rebalanced monthly.
Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
The MSCI World Net Total Return USD Index is an unmanaged market-weighted index that consists of securities traded in 23 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested in U.S. dollars.
The MSCI All Country World Net Total Return USD Index is a market capitalization weighted index that is representative of the market structure of 47 developed and emerging market countries in North and South America, Europe, Africa, the Middle East, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.
The MSCI All Country World ex USA Net Total Return USD Index is a market capitalization weighted index representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States issuers. Beginning in January 2001, the index is calculated with net dividends reinvested in U.S. dollars. Prior data is calculated with gross dividends.
The MSCI All Country World ex USA Growth Net Total Return USD Index is a market capitalization weighted index that includes growth companies in developed and emerging markets throughout the world, excluding the United States.
The MSCI All Country World ex USA ESG Leaders Index is a capitalization weighted index that provides exposure to companies with high Environmental, Social and Governance (ESG) performance relative to their sector peers. The Index consists of large and mid-cap companies across 22 Developed Markets (DM) and 24 Emerging Markets (EM) countries.
The MSCI All Country World ex USA Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 22 Developed and 24 Emerging Markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.
The MSCI All Country World ex USA Growth Index captures large- and mid-cap securities exhibiting overall growth style characteristics across 22 Developed Markets (DM) countries and 24 Emerging Markets (EM) countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.
The MSCI World ESG Leaders Index is a capitalization weighted index that provides exposure to companies with high Environmental, Social and Governance (ESG) performance relative to their sector peers. MSCI World ESG Leaders Index is constructed by aggregating the following regional Index MSCI Pacific ESG Leaders Index, MSCI Europe & Middle East ESG Leaders Index, MSCI Canada ESG Leaders Index and MSCI USA ESG Leaders Index. The parent index is MSCI World Index, which consists of large and mid-cap companies in 23 Developed Markets Countries.
The MSCI EAFE (Europe, Australasia, Far East) Net Total Return USD Index is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas developed markets on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
The Russell 2500 Index - Total Return measures the performance of the 2,500 smallest companies in the Russell 3000 Index, with a weighted average market capitalization of approximately $4.3 billion, median capitalization of $1.2 billion and market capitalization of the largest company of $18.7 billion.
The Russell 2500 Growth Index - Total Return measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500™ companies with higher growth earning potential as defined by FTSE Russell’s leading style methodology. Source: Frank Russell Company.
Net Adjusted S&P 500 Index – For illustration purposes, the net adjusted S&P 500 Index adjusts the total return of the S&P 500 Index to reflect the same net exposure as the Fund.
P/E - Price-to-Earnings ratio (P/E ratio) is a valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share. Forecasted P/E is not intended to be a forecast of the Fund’s future performance.
Price/Book ratio (P/B ratio) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.
Yield to Worst (YTW) – The lowest potential yield that can be received on a bond without the issuer actually defaulting.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Any securities, sectors, or countries mentioned are for illustration purposes only. Holdings are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.
The information given should not be considered tax advice. Please consult your tax advisor for personal tax questions and concerns.
Thornburg Equity Funds Annual Report  |  19

The Dividend Landscape
Thornburg Investment Income Builder Fund  |  September 30, 2023 (Unaudited)
To appreciate the investment environment in which Thornburg Investment Income Builder Fund operates, you may wish to review these highlights of the “dividend landscape.”
The S&P 500 Index Payout Ratio — A Historical Perspective
The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. As the economy slowed in the wake of the financial crisis, earnings-per-share on average declined, causing the payout ratio to spike, even as dividends paid by the S&P 500 portfolio declined. Earnings have since materially improved, bringing the payout ratio back in line with the overall trend in recent times.
Corporate Willingness to Pay Dividends is Key to the Fund’s Investment Process
The Russell 1000 Index includes approximately 1,000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating a preference towards reinvesting retained earnings in growth initiatives. Dividends returned to fashion between 2002 and 2008. A reduction in the number of Russell 1000 firms paying dividends followed the 2008 recession. However, from early 2010, the number steadily climbed back to around 70%.
Rising Dividend Payments Despite Decreasing Dividend Yields
Over time, the dollar dividend per unit of the S&P 500 Index has generally increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the dollar yield on an original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.
S&P 500 Index Payout Ratio
Source: Bloomberg, beginning in 1999 (uses operating earnings); “Irrational Exuberance”
by Robert J. Shiller, through 1998 (uses reported earnings).
Percentage of Companies Paying Dividends in Russell 1000 Index
Source: CSFB Quantitative and Equity Derivatives Strategy, Baseline, and FactSet.
S&P 500 Index Average Yield vs. Annual Dividends from a Hypothetical $100,000 Investment (Dividends not Reinvested)
Source: Bloomberg and FactSet as of 9/30/23.
Past performance does not guarantee future results.

20  |  Thornburg Equity Funds Annual Report

The Dividend Landscape, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2023 (Unaudited)
The Top 100 Dividend Yields
	RUSSELL 1000 INDEX	RUSSELL 2000 INDEX
Financials	28%	40%
Real Estate	28%	26%
Consumer Discretionary	11%	8%
Energy	9%	9%
Utilities	8%	0%
Materials	7%	4%
Consumer Staples	4%	5%
Health Care	2%	1%
Communication Services	2%	3%
Industrials	1%	4%
Information Technology	0%	0%
Source: FactSet as of September 30, 2023.
Estimated Average Dividend Yields (MSCI Indices) of Markets Around the Globe
Source: Bloomberg as of September 30, 2023.
A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High-Yield Stocks!
In the (large cap) Russell 1000 Index, 56% of the top 100 dividend payers are in the financials and real estate sectors. In the (small cap) Russell 2000 Index, 66% of the top 100 dividend-yielding stocks are financials or real estate companies. To construct a diversified portfolio of attractive yielding stocks, one must look beyond these sectors. We certainly do.
Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.
Global Diversification Can Improve the Portfolio Yield
Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the financial and utility sectors, we seek to maintain the ability to diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.
Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.
Dividends are not guaranteed.

Thornburg Equity Funds Annual Report  |  21

Fund Summary
Thornburg Global Opportunities Fund  |  September 30, 2023 (Unaudited)
Fund Summary
ASSET STRUCTURE
MARKET CAPITALIZATION EXPOSURE
TOP TEN EQUITY HOLDINGS
Meta Platforms, Inc. Class A	5.8%
TotalEnergies SE	5.6%
Alphabet, Inc. Class A	4.8%
BNP Paribas SA	4.5%
Bank of Ireland Group plc	4.5%
Samsung Electronics Co. Ltd.	4.1%
Charles Schwab Corp.	3.8%
Reliance Industries Ltd.	3.8%
Citigroup, Inc.	3.4%
TJX Companies, Inc.	3.3%

SECTOR EXPOSURE
Financials	20.5%
Communication Services	15.6%
Consumer Discretionary	14.2%
Energy	12.4%
Information Technology	10.9%
Materials	9.2%
Industrials	7.5%
Health Care	3.7%
Consumer Staples	2.9%
Other Assets Less Liabilities	3.1%

TOP TEN INDUSTRY GROUPS
Media & Entertainment	12.9%
Banks	12.4%
Energy	12.4%
Materials	9.2%
Financial Services	6.1%
Consumer Discretionary Distribution & Retail	5.5%
Consumer Services	4.9%
Capital Goods	4.7%
Technology Hardware & Equipment	4.1%
Semiconductors & Semiconductor Equipment	4.0%

THORNBURG GLOBAL OPPORTUNITIES FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THOAX	885-215-343
Class C	THOCX	885-215-335
Class I	THOIX	885-215-327
Class R3	THORX	885-215-145
Class R4	THOVX	885-215-137
Class R5	THOFX	885-215-129
Class R6	THOGX	885-216-655
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

22  |  Thornburg Equity Funds Annual Report

Fund Summary
Thornburg International Equity Fund  |  September 30, 2023 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
TotalEnergies SE	4.4%
Alibaba Group Holding Ltd.	3.8%
Canadian Pacific Kansas City Ltd.	3.2%
L’Oreal SA	3.1%
Linde plc	2.8%
NN Group NV	2.8%
Roche Holding AG	2.8%
Safran SA	2.8%
AstraZeneca plc	2.7%
ABB Ltd.	2.7%

SECTOR EXPOSURE
Industrials	19.2%
Financials	14.9%
Information Technology	9.2%
Consumer Staples	8.9%
Utilities	7.4%
Materials	7.2%
Consumer Discretionary	6.8%
Health Care	5.9%
Energy	5.7%
Communication Services	5.2%
Other Assets Less Liabilities	9.6%

TOP TEN INDUSTRY GROUPS
Capital Goods	14.6%
Utilities	7.4%
Materials	7.2%
Insurance	5.8%
Energy	5.7%
Pharmaceuticals, Biotechnology & Life Sciences	5.5%
Banks	5.4%
Semiconductors & Semiconductor Equipment	4.1%
Consumer Discretionary Distribution & Retail	3.8%
Financial Services	3.7%

THORNBURG INTERNATIONAL EQUITY FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TGVAX	885-215-657
Class C	THGCX	885-215-640
Class I	TGVIX	885-215-566
Class R3	TGVRX	885-215-525
Class R4	THVRX	885-215-269
Class R5	TIVRX	885-215-368
Class R6	TGIRX	885-216-804
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Equity Funds Annual Report  |  23

Fund Summary
Thornburg Better World International Fund  |  September 30, 2023 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Alibaba Group Holding Ltd. Sponsored ADR	3.6%
Novo Nordisk AS Class B	3.4%
BNP Paribas SA	3.4%
Nestle SA	3.1%
Canadian Pacific Kansas City Ltd.	2.9%
L’Oreal SA	2.9%
Meituan Class B	2.9%
Hitachi Ltd.	2.8%
SAP SE	2.8%
Roche Holding AG	2.7%

SECTOR EXPOSURE
Financials	17.0%
Industrials	16.3%
Consumer Staples	16.1%
Health Care	13.1%
Consumer Discretionary	8.1%
Information Technology	7.9%
Communication Services	5.2%
Materials	2.7%
Utilities	2.4%
Other Assets Less Liabilities	11.2%

TOP TEN INDUSTRY GROUPS
Pharmaceuticals, Biotechnology & Life Sciences	11.0%
Banks	8.6%
Commercial & Professional Services	6.9%
Capital Goods	6.5%
Consumer Staples Distribution & Retail	6.0%
Household & Personal Products	5.6%
Software & Services	5.1%
Financial Services	4.6%
Food, Beverage & Tobacco	4.5%
Telecommunication Services	3.9%

THORNBURG BETTER WORLD INTERNATIONAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TBWAX	885-216-721
Class C	TBWCX	885-216-713
Class I	TBWIX	885-216-697
Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

24  |  Thornburg Equity Funds Annual Report

Fund Summary
Thornburg International Growth Fund  |  September 30, 2023 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Nestle SA	6.1%
Novo Nordisk AS Sponsored ADR	5.7%
AstraZeneca plc	4.4%
ASML Holding NV	4.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.6%
LVMH Moet Hennessy Louis Vuitton SE	3.0%
Mastercard, Inc. Class A	3.0%
Tencent Holdings Ltd.	2.8%
HDFC Bank Ltd.	2.7%
Beiersdorf AG	2.7%

SECTOR EXPOSURE
Information Technology	19.6%
Health Care	17.9%
Consumer Staples	17.8%
Consumer Discretionary	12.9%
Financials	12.2%
Materials	5.3%
Industrials	5.1%
Communication Services	4.4%
Energy	1.5%
Other Assets Less Liabilities	3.3%

TOP TEN INDUSTRY GROUPS
Pharmaceuticals, Biotechnology & Life Sciences	16.8%
Semiconductors & Semiconductor Equipment	13.2%
Food, Beverage & Tobacco	11.2%
Financial Services	7.5%
Household & Personal Products	5.3%
Materials	5.3%
Consumer Discretionary Distribution & Retail	4.2%
Software & Services	4.0%
Consumer Durables & Apparel	3.8%
Capital Goods	3.4%

THORNBURG INTERNATIONAL GROWTH FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TIGAX	885-215-319
Class C	TIGCX	885-215-293
Class I	TINGX	885-215-244
Class R3	TIGVX	885-215-178
Class R4	TINVX	885-215-160
Class R5	TINFX	885-215-152
Class R6	THGIX	885-216-820
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Equity Funds Annual Report  |  25

Fund Summary
Thornburg Developing World Fund  |  September 30, 2023 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Taiwan Semiconductor Manufacturing Co. Ltd.	6.5%
Tencent Holdings Ltd.	4.2%
Yum China Holdings, Inc.	4.0%
Samsung Electronics Co. Ltd.	3.9%
Varun Beverages Ltd.	3.4%
Americana Restaurants International plc	3.0%
AIA Group Ltd.	3.0%
Max Healthcare Institute Ltd.	3.0%
PRIO SA	2.9%
Tata Motors Ltd.	2.8%

SECTOR EXPOSURE
Consumer Discretionary	21.9%
Financials	19.5%
Information Technology	14.7%
Consumer Staples	11.6%
Industrials	5.3%
Communication Services	5.2%
Health Care	5.2%
Energy	5.1%
Materials	2.5%
Utilities	2.5%
Real Estate	2.4%
Other Assets Less Liabilities	4.1%

TOP TEN INDUSTRY GROUPS
Banks	10.0%
Consumer Discretionary Distribution & Retail	9.2%
Consumer Services	8.9%
Semiconductors & Semiconductor Equipment	8.8%
Consumer Staples Distribution & Retail	6.8%
Financial Services	6.5%
Technology Hardware & Equipment	5.9%
Energy	5.1%
Food, Beverage & Tobacco	4.8%
Health Care Equipment & Services	4.2%

THORNBURG DEVELOPING WORLD FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THDAX	885-216-408
Class C	THDCX	885-216-507
Class I	THDIX	885-216-606
Class R5	THDRX	885-216-846
Class R6	TDWRX	885-216-838
Class I, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

26  |  Thornburg Equity Funds Annual Report

Fund Summary
Thornburg Small/Mid Cap Core Fund  |  September 30, 2023 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Casella Waste Systems, Inc. Class A	3.5%
LPL Financial Holdings, Inc.	3.3%
Assurant, Inc.	3.2%
BJ’s Wholesale Club Holdings, Inc.	3.1%
Clean Harbors, Inc.	3.1%
Deckers Outdoor Corp.	2.9%
TechnipFMC plc	2.7%
PetIQ, Inc. Class A	2.7%
CCC Intelligent Solutions Holdings, Inc.	2.7%
Crown Holdings, Inc.	2.6%

SECTOR EXPOSURE
Industrials	25.5%
Financials	15.5%
Information Technology	13.8%
Health Care	11.9%
Consumer Discretionary	9.3%
Energy	6.3%
Consumer Staples	5.4%
Real Estate	4.8%
Materials	4.7%
Utilities	2.1%
Other Assets Less Liabilities	0.7%

TOP TEN INDUSTRY GROUPS
Capital Goods	15.7%
Financial Services	8.4%
Commercial & Professional Services	8.3%
Health Care Equipment & Services	7.9%
Software & Services	7.1%
Energy	6.3%
Insurance	5.1%
Materials	4.7%
Consumer Durables & Apparel	4.2%
Pharmaceuticals, Biotechnology & Life Sciences	4.0%

THORNBURG SMALL/MID CAP CORE FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TVAFX	885-215-731
Class C	TVCFX	885-215-715
Class I	TVIFX	885-215-632
Class R3	TVRFX	885-215-533
Class R4	TVIRX	885-215-277
Class R5	TVRRX	885-215-376
Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Equity Funds Annual Report  |  27

Fund Summary
Thornburg Small/Mid Cap Growth Fund  |  September 30, 2023 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Bentley Systems, Inc. Class B	3.8%
Casella Waste Systems, Inc. Class A	3.7%
Chart Industries, Inc.	3.2%
CCC Intelligent Solutions Holdings, Inc.	3.1%
TechnipFMC plc	3.0%
Celsius Holdings, Inc.	2.8%
Ryan Specialty Group Holdings, Inc. Class A	2.8%
Shockwave Medical, Inc.	2.7%
BioMarin Pharmaceutical, Inc.	2.6%
Vertiv Holdings Co. Class A	2.6%

SECTOR EXPOSURE
Information Technology	26.1%
Industrials	25.5%
Health Care	17.0%
Consumer Discretionary	11.3%
Consumer Staples	6.8%
Financials	5.9%
Energy	3.0%
Communication Services	2.2%
Materials	1.4%
Other Assets Less Liabilities	0.8%

TOP TEN INDUSTRY GROUPS
Capital Goods	14.2%
Software & Services	13.0%
Pharmaceuticals, Biotechnology & Life Sciences	9.7%
Commercial & Professional Services	7.5%
Health Care Equipment & Services	7.3%
Semiconductors & Semiconductor Equipment	7.0%
Technology Hardware & Equipment	6.1%
Food, Beverage & Tobacco	5.3%
Consumer Durables & Apparel	4.1%
Transportation	3.8%

THORNBURG SMALL/MID CAP GROWTH FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THCGX	885-215-582
Class C	TCGCX	885-215-574
Class I	THIGX	885-215-475
Class R3	THCRX	885-215-517
Class R4	TCGRX	885-215-251
Class R5	THGRX	885-215-350
Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

28  |  Thornburg Equity Funds Annual Report

Fund Summary
Thornburg Investment Income Builder Fund  |  September 30, 2023 (Unaudited)
PORTFOLIO COMPOSITION
TOP TEN LONG HOLDINGS
Orange SA	5.2%
TotalEnergies SE	4.8%
BNP Paribas SA	3.8%
Broadcom, Inc.	3.2%
CME Group, Inc.	2.8%
Enel SpA	2.7%
NN Group NV	2.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.6%
Vodafone Group plc	2.6%
Glencore plc	2.5%

SECTOR EXPOSURE (percent of equity holdings)
Financials	24.5%
Information Technology	14.0%
Energy	13.5%
Communication Services	12.3%
Health Care	12.1%
Materials	7.5%
Utilities	6.8%
Consumer Staples	3.9%
Consumer Discretionary	3.2%
Industrials	1.9%
Real Estate	0.3%
Thornburg Equity Funds Annual Report  |  29

Fund Summary, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2023 (Unaudited)
QUARTERLY DIVIDEND HISTORY, CLASS A
YEAR	Q1	Q2	Q3	Q4	TOTAL
2003	9.2¢	11.2¢	12.4¢	17.5¢	50.3¢
2004	10.2¢	12.5¢	15.0¢	21.8¢	59.5¢
2005	11.0¢	13.6¢	17.4¢	29.0¢	71.0¢
2006	12.5¢	16.0¢	19.2¢	33.0¢	80.7¢
2007	14.2¢	18.5¢	21.5¢	36.8¢	91.0¢
2008	17.9¢	21.8¢	26.0¢	36.8¢	102.5¢
2009	18.0¢	24.2¢	28.0¢	34.5¢	104.7¢
2010	19.8¢	25.0¢	32.0¢	36.0¢	112.8¢
2011	21.0¢	26.0¢	32.0¢	37.5¢	116.5¢
2012	21.5¢	26.0¢	28.5¢	36.0¢	112.0¢
2013	21.5¢	25.3¢	25.0¢	24.5¢	96.3¢
2014	22.5¢	24.0¢	27.0¢	26.0¢	99.5¢
2015	16.5¢	20.0¢	20.0¢	25.3¢	81.8¢
2016	17.0¢	18.5¢	19.5¢	21.5¢	76.5¢
2017	17.0¢	20.0¢	26.0¢	29.5¢	92.5¢
2018	18.0¢	20.0¢	24.0¢	28.0¢	90.0¢
2019	19.0¢	21.5¢	25.0¢	30.0¢	95.5¢
2020	19.0¢	19.0¢	21.0¢	29.0¢	88.0¢
2021	22.5¢	27.5¢	31.0¢	43.5¢	124.5¢
2022	20.0¢	25.0¢	29.0¢	38.8¢	112.8¢
2023	21.0¢	25.0¢	29.0¢
We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the United States tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.
30  |  Thornburg Equity Funds Annual Report

Fund Summary, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2023 (Unaudited)
EVOLUTION OF INDUSTRY GROUP EXPOSURE
Top 10 industry groups quarter by quarter (percent of equity holdings)
As of 9/30/2023
Energy	13.6%
Telecommunication Services	12.3%
Pharmaceuticals, Biotechnology & Life Sciences	11.3%
Banks	11.2%
Semiconductors & Semiconductor Equipment	9.4%
Financial Services	7.6%
Materials	7.5%
Utilities	6.8%
Insurance	5.6%
Technology Hardware & Equipment	4.3%

As of 6/30/2023
Pharmaceuticals, Biotechnology & Life Sciences	11.6%
Telecommunication Services	11.6%
Banks	11.1%
Energy	10.8%
Semiconductors & Semiconductor Equipment	10.7%
Utilities	8.9%
Financial Services	7.5%
Insurance	7.1%
Materials	5.9%
Technology Hardware & Equipment	4.4%

As of 3/31/2023
Pharmaceuticals, Biotechnology & Life Sciences	12.4%
Telecommunication Services	12.3%
Semiconductors & Semiconductor Equipment	10.1%
Banks	9.6%
Energy	9.2%
Utilities	8.7%
Financial Services	7.8%
Insurance	7.1%
Materials	6.5%
Technology Hardware & Equipment	4.1%

As of 12/31/2022
Pharmaceuticals, Biotechnology & Life Sciences	12.6%
Telecommunication Services	11.1%
Energy	10.7%
Banks	10.4%
Semiconductors & Semiconductor Equipment	9.6%
Diversified Financials	8.6%
Insurance	7.4%
Utilities	7.0%
Materials	6.4%
Technology Hardware & Equipment	4.1%

THORNBURG INVESTMENT INCOME BUILDER FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TIBAX	885-215-558
Class C	TIBCX	885-215-541
Class I	TIBIX	885-215-467
Class R3	TIBRX	885-215-384
Class R4	TIBGX	885-215-186
Class R5	TIBMX	885-215-236
Class R6	TIBOX	885-216-663
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Thornburg Equity Funds Annual Report  |  31

Fund Summary
Thornburg Summit Fund  |  September 30, 2023 (Unaudited)
PORTFOLIO COMPOSITION
SECTOR EXPOSURE (percent of equity holdings)
Information Technology	25.2%
Financials	16.0%
Health Care	13.7%
Consumer Discretionary	10.9%
Energy	8.3%
Communication Services	7.5%
Exchange Traded Funds	6.0%
Consumer Staples	5.2%
Industrials	4.8%
Materials	2.4%
TOP TEN LONG HOLDINGS
Alphabet, Inc. Class A	2.1%
BioMarin Pharmaceutical, Inc.	2.1%
Microsoft Corp.	1.8%
Visa, Inc. Class A	1.6%
NVIDIA Corp.	1.6%
Amazon.com, Inc.	1.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	1.5%
NN Group NV	1.3%
TotalEnergies SE	1.2%
Nestle SA	1.2%

THORNBURG SUMMIT FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TSAMX	885-216-358
Class I	TSUMX	885-216-580
Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes. Class A shares are not currently available for purchase.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

32  |  Thornburg Equity Funds Annual Report

Schedule of Investments
Thornburg Global Opportunities Fund  |  September 30, 2023
	Issuer-Description	SHARES	VALUE
	Common Stock — 96.9%
	Automobiles & Components — 2.7%
	Automobiles — 2.7%
	Mercedes-Benz Group AG	400,248	$ 27,882,160
			27,882,160
	Banks — 12.4%
	Banks — 12.4%
	Bank of Ireland Group plc	4,681,887	45,984,808
	BNP Paribas SA	734,002	46,895,111
	Citigroup, Inc.	854,124	35,130,120
			128,010,039
	Capital Goods — 4.7%
	Aerospace & Defense — 1.0%
	L3Harris Technologies, Inc.	59,849	10,420,908
	Electrical Equipment — 1.8%
[a]	Vestas Wind Systems AS	845,636	18,167,907
	Machinery — 1.9%
	Techtronic Industries Co. Ltd.	2,075,156	20,139,556
			48,728,371
	Commercial & Professional Services — 2.8%
	Professional Services — 2.8%
[a]	CACI International, Inc. Class A	92,103	28,913,895
			28,913,895
	Consumer Discretionary Distribution & Retail — 5.5%
	Broadline Retail — 2.3%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	271,331	23,535,251
	Specialty Retail — 3.2%
	TJX Companies, Inc.	378,987	33,684,365
			57,219,616
	Consumer Durables & Apparel — 1.1%
	Household Durables — 1.1%
	Barratt Developments plc	2,105,444	11,331,207
			11,331,207
	Consumer Services — 4.9%
	Hotels, Restaurants & Leisure — 4.9%
[a]	Booking Holdings, Inc.	7,525	23,206,724
	Galaxy Entertainment Group Ltd.	4,537,928	27,322,777
			50,529,501
	Consumer Staples Distribution & Retail — 1.9%
	Consumer Staples Distribution & Retail — 1.9%
	Tesco plc	6,007,355	19,364,733
			19,364,733
	Energy — 12.4%
	Oil, Gas & Consumable Fuels — 12.4%
	Reliance Industries Ltd.	1,401,727	39,533,542
	Shell plc	954,694	30,790,231
	TotalEnergies SE	873,610	57,551,027
			127,874,800
	Financial Services — 6.1%
	Capital Markets — 3.8%
	Charles Schwab Corp.	722,760	39,679,524
	Consumer Finance — 1.9%
	Capital One Financial Corp.	204,402	19,837,214
See notes to financial statements.	Thornburg Equity Funds Annual Report | 33

Schedule of Investments, Continued
Thornburg Global Opportunities Fund  |  September 30, 2023
	Issuer-Description	SHARES	VALUE
	Financial Services — 0.4%
[a]	Jio Financial Services Ltd.	1,401,727	$ 3,899,254
			63,415,992
	Food, Beverage & Tobacco — 1.0%
	Beverages — 1.0%
	Coca-Cola Icecek AS	745,673	10,734,254
			10,734,254
	Insurance — 2.0%
	Insurance — 2.0%
	NN Group NV	636,830	20,494,904
			20,494,904
	Materials — 9.2%
	Chemicals — 3.2%
	OCI NV	1,191,376	33,240,379
	Metals & Mining — 6.0%
	First Quantum Minerals Ltd.	675,042	15,948,535
	Freeport-McMoRan, Inc.	586,699	21,878,006
	Mineral Resources Ltd.	549,665	23,900,921
			94,967,841
	Media & Entertainment — 12.9%
	Interactive Media & Services — 12.9%
[a]	Alphabet, Inc. Class A	377,440	49,391,799
[a]	Meta Platforms, Inc. Class A	200,796	60,280,967
	Tencent Holdings Ltd.	601,313	23,512,095
			133,184,861
	Pharmaceuticals, Biotechnology & Life Sciences — 3.7%
	Pharmaceuticals — 3.7%
	Pfizer, Inc.	571,041	18,941,430
	Roche Holding AG	68,837	18,834,573
			37,776,003
	Semiconductors & Semiconductor Equipment — 4.0%
	Semiconductors & Semiconductor Equipment — 4.0%
[a]	Qorvo, Inc.	184,676	17,631,018
	Taiwan Semiconductor Manufacturing Co. Ltd.	1,492,114	24,174,830
			41,805,848
	Software & Services — 2.8%
	Software — 2.8%
	SAP SE	225,215	29,244,496
			29,244,496
	Technology Hardware & Equipment — 4.1%
	Technology Hardware, Storage & Peripherals — 4.1%
	Samsung Electronics Co. Ltd.	842,061	42,683,394
			42,683,394
	Telecommunication Services — 2.7%
	Diversified Telecommunication Services — 2.7%
[a]	Converge Information & Communications Technology Solutions, Inc.	33,263,215	5,644,211
	Deutsche Telekom AG	1,068,343	22,441,020
			28,085,231
	Total Common Stock (Cost $739,799,964)		1,002,247,146
	Short-Term Investments — 2.8%
[b]	Thornburg Capital Management Fund	2,865,706	28,657,059
	Total Short-Term Investments (Cost $28,657,059)		28,657,059
34 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Global Opportunities Fund  |  September 30, 2023
Issuer-Description	SHARES	VALUE
Total Investments — 99.7% (Cost $768,457,023)		$1,030,904,205
Other Assets Less Liabilities — 0.3%		3,524,758
Net Assets — 100.0%		$1,034,428,963

Outstanding Forward Currency Contracts To Buy Or Sell At September 30, 2023
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	SSB	Sell	58,119,500	10/17/2023	61,481,994	$ 1,873,288	$ —
Euro	BBH	Sell	58,119,500	10/17/2023	61,481,994	1,886,278	—
Great Britain Pound	SSB	Sell	16,533,000	10/17/2023	20,173,609	1,521,671	—

Total						$ 5,281,237	—

Net unrealized appreciation (depreciation)						$ 5,281,237

*	Counterparties include State Street Bank and Trust Company (“SSB”) and Brown Brothers Harriman & Co. (“BBH”).

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
COUNTRY EXPOSURE * (percent of equity holdings)
United States	37.7%
France	10.4%
Netherlands	8.4%
Germany	7.9%
China	4.7%
Ireland	4.6%
India	4.3%
South Korea	4.3%
United Kingdom	3.1%
Macao	2.7%
Taiwan	2.4%
Australia	2.4%
Hong Kong	2.0%
Denmark	1.8%
Zambia	1.6%
Turkey	1.1%
Philippines	0.6%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
See notes to financial statements.	Thornburg Equity Funds Annual Report | 35

Schedule of Investments
Thornburg International Equity Fund  |  September 30, 2023
	Issuer-Description	SHARES	VALUE
	Common Stock — 90.4%
	Banks — 5.4%
	Banks — 5.4%
	BNP Paribas SA	696,455	$ 44,496,247
	HDFC Bank Ltd.	647,513	11,897,794
	ING Groep NV Series N,	3,193,714	42,375,758
	Mitsubishi UFJ Financial Group, Inc.	1,391,184	11,808,866
	United Overseas Bank Ltd.	857,361	17,874,754
			128,453,419
	Capital Goods — 14.6%
	Aerospace & Defense — 4.5%
	Rheinmetall AG	157,299	40,561,639
	Safran SA	419,529	65,928,837
	Construction & Engineering — 2.2%
	Ferrovial SE	1,691,709	51,814,569
	Electrical Equipment — 5.3%
	ABB Ltd.	1,766,786	63,309,751
	Schneider Electric SE	374,143	62,095,436
	Industrial Conglomerates — 2.6%
	Hitachi Ltd.	1,000,823	62,116,122
			345,826,354
	Commercial & Professional Services — 1.4%
	Professional Services — 1.4%
	Recruit Holdings Co. Ltd.	1,089,132	33,590,802
			33,590,802
	Consumer Discretionary Distribution & Retail — 3.8%
	Broadline Retail — 3.8%
[a]	Alibaba Group Holding Ltd.	8,244,937	90,125,286
			90,125,286
	Consumer Durables & Apparel — 2.9%
	Household Durables — 2.4%
	Sony Group Corp.	696,709	57,064,495
	Textiles, Apparel & Luxury Goods — 0.5%
	LVMH Moet Hennessy Louis Vuitton SE	15,832	11,991,378
			69,055,873
	Consumer Services — 0.1%
	Hotels, Restaurants & Leisure — 0.1%
[a,b]	Meituan Class B	220,297	3,223,879
			3,223,879
	Consumer Staples Distribution & Retail — 3.6%
	Consumer Staples Distribution & Retail — 3.6%
	Alimentation Couche-Tard, Inc.	458,193	23,269,761
	Seven & i Holdings Co. Ltd.	1,586,610	62,162,751
			85,432,512
	Energy — 5.7%
	Oil, Gas & Consumable Fuels — 5.7%
	Shell plc	965,617	31,142,514
	TotalEnergies SE	1,574,144	103,700,283
			134,842,797
	Financial Services — 3.7%
	Capital Markets — 2.7%
	B3 SA - Brasil Bolsa Balcao	5,034,791	12,310,150
	Hong Kong Exchanges & Clearing Ltd.	1,349,472	50,422,427
	Financial Services — 1.0%
	Fidelity National Information Services, Inc.	432,306	23,893,552
36 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg International Equity Fund  |  September 30, 2023
Issuer-Description	SHARES	VALUE
		86,626,129
Food, Beverage & Tobacco — 2.2%
Food Products — 2.2%
Danone SA	275,621	$ 15,228,581
Nestle SA	313,241	35,500,761
		50,729,342
Health Care Equipment & Services — 0.4%
Health Care Equipment & Supplies — 0.4%
Alcon, Inc.	113,162	8,720,264
		8,720,264
Household & Personal Products — 3.1%
Personal Care Products — 3.1%
L’Oreal SA	174,441	72,516,997
		72,516,997
Insurance — 5.8%
Insurance — 5.8%
AIA Group Ltd.	3,927,069	32,019,532
Assicurazioni Generali SpA	1,879,745	38,485,237
NN Group NV	2,076,418	66,824,723
		137,329,492
Materials — 7.2%
Chemicals — 7.2%
Air Liquide SA	299,155	50,554,459
Akzo Nobel NV	344,414	24,935,741
Linde plc	178,867	66,962,843
OCI NV	958,791	26,751,065
		169,204,108
Media & Entertainment — 2.0%
Entertainment — 1.0%
Nintendo Co. Ltd.	574,818	23,963,572
Interactive Media & Services — 1.0%
Tencent Holdings Ltd.	613,869	24,003,050
		47,966,622
Pharmaceuticals, Biotechnology & Life Sciences — 5.5%
Pharmaceuticals — 5.5%
AstraZeneca plc	469,030	63,532,690
Roche Holding AG	242,958	66,476,027
		130,008,717
Semiconductors & Semiconductor Equipment — 4.1%
Semiconductors & Semiconductor Equipment — 4.1%
Disco Corp.	35,111	6,479,934
NVIDIA Corp.	85,479	37,182,510
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	608,526	52,880,910
		96,543,354
Software & Services — 3.1%
Software — 3.1%
Constellation Software, Inc.	16,647	34,367,276
SAP SE	294,321	38,218,011
		72,585,287
Technology Hardware & Equipment — 2.0%
Electronic Equipment, Instruments & Components — 2.0%
Keyence Corp.	126,907	47,131,548
		47,131,548
Telecommunication Services — 3.2%
See notes to financial statements.	Thornburg Equity Funds Annual Report | 37

Schedule of Investments, Continued
Thornburg International Equity Fund  |  September 30, 2023
	Issuer-Description	SHARES	VALUE
	Diversified Telecommunication Services — 2.1%
	Orange SA	4,241,403	$ 48,698,669
	Wireless Telecommunication Services — 1.1%
	Vodafone Group plc	29,064,854	27,241,929
			75,940,598
	Transportation — 3.2%
	Ground Transportation — 3.2%
	Canadian Pacific Kansas City Ltd.	1,016,066	75,605,471
			75,605,471
	Utilities — 7.4%
	Electric Utilities — 5.4%
	Endesa SA	1,932,018	39,371,620
	Enel SpA	7,608,788	46,818,361
	Iberdrola SA	3,798,970	42,554,408
	Multi-Utilities — 2.0%
	E.ON SE	3,912,110	46,324,081
			175,068,470
	Total Common Stock (Cost $1,870,814,063)		2,136,527,321
	Warrant — 0.0%
	Software & Services — 0.0%
	Software — 0.0%
[a,c]	Constellation Software, Inc., 3/31/2040	16,647	1
			1
	Total Warrants (Cost $0)		1
	Short-Term Investments — 8.7%
[d]	Thornburg Capital Management Fund	20,488,111	204,881,109
	Total Short-Term Investments (Cost $204,881,109)		204,881,109
	Total Investments — 99.1% (Cost $2,075,695,172)		$2,341,408,431
	Other Assets Less Liabilities — 0.9%		22,319,901
	Net Assets — 100.0%		$2,363,728,332

Outstanding Forward Currency Contracts To Buy Or Sell At September 30, 2023
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	BBH	Sell	142,356,900	10/11/2023	150,555,627	$ 6,146,578	$ —
Euro	BBH	Sell	107,691,900	10/11/2023	113,894,174	7,120,076	—
Euro	BBH	Buy	250,048,800	10/11/2023	264,449,800	—	(4,268,893)

Total						$ 13,266,654	$ (4,268,893)

Net unrealized appreciation (depreciation)						$ 8,997,761

*	Counterparty includes Brown Brothers Harriman & Co. ("BBH").
38 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg International Equity Fund  |  September 30, 2023
Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2023, the aggregate value of these securities in the Fund’s portfolio was $3,223,879, representing 0.14% of the Fund’s net assets.
c	Security currently fair valued by the Valuation and Pricing Committee.
d	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
COUNTRY EXPOSURE * (percent of equity holdings)
France	19.3%
United States	16.1%
Japan	14.2%
Netherlands	9.0%
Canada	6.2%
Germany	5.9%
China	5.5%
United Kingdom	4.2%
Italy	4.0%
Hong Kong	3.9%
Spain	3.8%
Switzerland	3.4%
Taiwan	2.5%
Singapore	0.8%
Brazil	0.6%
India	0.6%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
See notes to financial statements.	Thornburg Equity Funds Annual Report | 39

Schedule of Investments
Thornburg Better World International Fund  |  September 30, 2023
	Issuer-Description	SHARES	VALUE
	Common Stock — 88.8%
	Banks — 8.6%
	Banks — 8.6%
	BNP Paribas SA	295,919	$ 18,906,153
	HDFC Bank Ltd. ADR	23,404	1,381,070
	ING Groep NV Series N,	496,879	6,592,833
	Mitsubishi UFJ Financial Group, Inc.	1,164,700	9,886,389
	United Overseas Bank Ltd.	554,100	11,552,195
			48,318,640
	Capital Goods — 6.5%
	Electrical Equipment — 3.7%
	ABB Ltd.	262,498	9,406,166
	Schneider Electric SE	68,779	11,415,053
	Industrial Conglomerates — 2.8%
	Hitachi Ltd.	252,700	15,683,836
			36,505,055
	Commercial & Professional Services — 6.9%
	Commercial Services & Supplies — 4.5%
	Daiei Kankyo Co. Ltd.	492,100	6,944,854
	Rentokil Initial plc	450,559	3,354,434
	Tetra Tech, Inc.	35,362	5,376,085
	Waste Connections, Inc.	72,460	9,731,378
	Professional Services — 2.4%
	Recruit Holdings Co. Ltd.	169,000	5,212,266
[a]	TRYT, Inc.	542,700	2,752,721
[a]	Visional, Inc.	108,400	5,469,325
			38,841,063
	Consumer Discretionary Distribution & Retail — 3.6%
	Broadline Retail — 3.6%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	232,459	20,163,494
			20,163,494
	Consumer Durables & Apparel — 1.6%
	Household Durables — 1.3%
	Sony Group Corp.	91,283	7,476,605
	Textiles, Apparel & Luxury Goods — 0.3%
	LVMH Moet Hennessy Louis Vuitton SE	1,857	1,406,518
			8,883,123
	Consumer Services — 2.9%
	Hotels, Restaurants & Leisure — 2.9%
[a,b]	Meituan Class B	1,094,777	16,021,229
			16,021,229
	Consumer Staples Distribution & Retail — 6.0%
	Consumer Staples Distribution & Retail — 6.0%
	Alimentation Couche-Tard, Inc.	214,996	10,918,774
	Costco Wholesale Corp.	17,590	9,937,646
	Seven & i Holdings Co. Ltd.	325,700	12,760,797
			33,617,217
	Financial Services — 4.6%
	Capital Markets — 1.9%
	Hong Kong Exchanges & Clearing Ltd.	276,264	10,322,483
	Financial Services — 2.7%
	Edenred SE	112,706	7,063,712
	Fidelity National Information Services, Inc.	148,601	8,213,177
			25,599,372
	Food, Beverage & Tobacco — 4.5%
40 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Better World International Fund  |  September 30, 2023
	Issuer-Description	SHARES	VALUE
	Food Products — 4.5%
	Danone SA	146,176	$ 8,076,500
	Nestle SA	151,605	17,181,955
			25,258,455
	Health Care Equipment & Services — 2.1%
	Health Care Equipment & Supplies — 2.1%
	Alcon, Inc.	154,060	11,939,713
			11,939,713
	Household & Personal Products — 5.6%
	Personal Care Products — 5.6%
[a]	BellRing Brands, Inc.	102,059	4,207,893
	Estee Lauder Cos., Inc. Class A	37,770	5,459,653
	Kenvue, Inc.	262,257	5,266,120
	L’Oreal SA	39,024	16,222,696
			31,156,362
	Insurance — 3.8%
	Insurance — 3.8%
	AIA Group Ltd.	1,412,500	11,516,882
	NN Group NV	305,137	9,820,130
			21,337,012
	Materials — 2.7%
	Chemicals — 2.7%
	Linde plc	19,709	7,378,503
	OCI NV	274,486	7,658,387
			15,036,890
	Media & Entertainment — 1.3%
	Entertainment — 1.3%
	NetEase, Inc. ADR	72,133	7,224,841
			7,224,841
	Pharmaceuticals, Biotechnology & Life Sciences — 11.0%
	Biotechnology — 1.3%
[a]	BioMarin Pharmaceutical, Inc.	83,246	7,365,606
	Life Sciences Tools & Services — 0.6%
	Lonza Group AG	7,209	3,351,888
	Pharmaceuticals — 9.1%
	Novartis AG	100,227	10,278,373
	Novo Nordisk AS Class B	210,140	19,180,679
	Pfizer, Inc.	193,795	6,428,180
	Roche Holding AG	55,042	15,060,107
			61,664,833
	Semiconductors & Semiconductor Equipment — 2.3%
	Semiconductors & Semiconductor Equipment — 2.3%
[a]	ARM Holdings plc ADR	50,000	2,676,000
	Disco Corp.	15,900	2,934,435
[a]	Enphase Energy, Inc.	46,744	5,616,292
	NVIDIA Corp.	3,363	1,462,871
			12,689,598
	Software & Services — 5.1%
	Software — 5.1%
	Constellation Software, Inc.	6,276	12,956,631
	SAP SE	120,737	15,677,875
			28,634,506
	Technology Hardware & Equipment — 0.5%
	Electronic Equipment, Instruments & Components — 0.5%
	Keyence Corp.	7,500	2,785,399
See notes to financial statements.	Thornburg Equity Funds Annual Report | 41

Schedule of Investments, Continued
Thornburg Better World International Fund  |  September 30, 2023
	Issuer-Description	SHARES	VALUE
			2,785,399
	Telecommunication Services — 3.9%
	Diversified Telecommunication Services — 1.8%
	Orange SA	893,777	$ 10,262,112
	Wireless Telecommunication Services — 2.1%
	Vodafone Group plc Sponsored ADR	1,238,734	11,743,198
			22,005,310
	Transportation — 2.9%
	Ground Transportation — 2.9%
	Canadian Pacific Kansas City Ltd.	221,649	16,492,902
			16,492,902
	Utilities — 2.4%
	Electric Utilities — 2.4%
	Enel SpA	1,270,062	7,814,940
	Iberdrola SA	505,414	5,661,428
			13,476,368
	Total Common Stock (Cost $506,273,466)		497,651,382
	Exchange-Traded Funds — 0.5%
	KraneShares Global Carbon Strategy ETF	73,697	2,662,673
	Total Exchange-Traded Funds (Cost $2,682,570)		2,662,673
	Warrant — 0.0%
	Software & Services — 0.0%
	Software — 0.0%
[a,c]	Constellation Software, Inc., 3/31/2040	6,276	1
			1
	Total Warrants (Cost $0)		1
	Short-Term Investments — 10.8%
[d]	Thornburg Capital Management Fund	6,008,152	60,081,518
	Total Short-Term Investments (Cost $60,081,518)		60,081,518
	Total Investments — 100.1% (Cost $569,037,554)		$560,395,574
	Liabilities Net of Other Assets — (0.1)%		(300,969)
	Net Assets — 100.0%		$560,094,605

Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2023, the aggregate value of these securities in the Fund’s portfolio was $16,021,229, representing 2.86% of the Fund’s net assets.
c	Security currently fair valued by the Valuation and Pricing Committee.
d	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
42 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Better World International Fund  |  September 30, 2023
COUNTRY EXPOSURE * (percent of equity holdings)
United States	25.1%
Japan	14.4%
France	12.4%
China	8.7%
Canada	8.1%
Switzerland	7.0%
Netherlands	4.8%
Hong Kong	4.4%
Denmark	3.8%
Germany	3.1%
United Kingdom	3.0%
Singapore	2.3%
Italy	1.5%
Spain	1.1%
India	0.3%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
See notes to financial statements.	Thornburg Equity Funds Annual Report | 43

Schedule of Investments
Thornburg International Growth Fund  |  September 30, 2023
	Issuer-Description	SHARES	VALUE
	Common Stock — 96.7%
	Automobiles & Components — 2.4%
	Automobiles — 2.4%
	Ferrari NV	66,638	$ 19,694,195
			19,694,195
	Banks — 2.8%
	Banks — 2.8%
	HDFC Bank Ltd.	1,229,290	22,587,716
			22,587,716
	Capital Goods — 3.4%
	Trading Companies & Distributors — 3.4%
	Ashtead Group plc	324,162	19,783,412
	Diploma plc	220,687	8,088,576
			27,871,988
	Commercial & Professional Services — 1.7%
	Professional Services — 1.7%
	Wolters Kluwer NV	112,832	13,676,787
			13,676,787
	Consumer Discretionary Distribution & Retail — 4.2%
	Broadline Retail — 4.2%
	B&M European Value Retail SA	1,269,243	9,081,010
[a]	MercadoLibre, Inc.	13,390	16,976,913
	Prosus NV	283,978	8,382,582
			34,440,505
	Consumer Durables & Apparel — 3.8%
	Textiles, Apparel & Luxury Goods — 3.8%
	Brunello Cucinelli SpA	87,294	6,649,609
	LVMH Moet Hennessy Louis Vuitton SE	32,480	24,600,806
			31,250,415
	Consumer Services — 2.5%
	Hotels, Restaurants & Leisure — 2.5%
[a]	Booking Holdings, Inc.	4,751	14,651,846
	Yum China Holdings, Inc.	106,211	5,918,077
			20,569,923
	Consumer Staples Distribution & Retail — 1.3%
	Consumer Staples Distribution & Retail — 1.3%
	Raia Drogasil SA	1,942,444	10,673,385
			10,673,385
	Energy — 1.5%
	Oil, Gas & Consumable Fuels — 1.5%
	TotalEnergies SE	187,228	12,334,066
			12,334,066
	Financial Services — 7.5%
	Capital Markets — 1.8%
	Deutsche Boerse AG	87,443	15,133,921
	Financial Services — 5.7%
[a,b]	Adyen NV	5,809	4,334,103
[a]	Dlocal Ltd. Class A	110,706	2,122,234
	Mastercard, Inc. Class A	61,549	24,367,864
	Visa, Inc. Class A	67,464	15,517,395
			61,475,517
	Food, Beverage & Tobacco — 11.2%
	Beverages — 5.1%
	Diageo plc	563,015	20,841,594
44 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg International Growth Fund  |  September 30, 2023
	Issuer-Description	SHARES	VALUE
	Kweichow Moutai Co. Ltd. Class A	84,543	$ 20,817,877
	Food Products — 6.1%
	Nestle SA	444,536	50,380,909
			92,040,380
	Health Care Equipment & Services — 1.1%
	Health Care Equipment & Supplies — 1.1%
	Hoya Corp.	89,700	9,198,692
			9,198,692
	Household & Personal Products — 5.3%
	Personal Care Products — 5.3%
	Beiersdorf AG	174,233	22,500,989
	L’Oreal SA	51,355	21,348,825
			43,849,814
	Insurance — 1.9%
	Insurance — 1.9%
	Aon plc Class A	48,444	15,706,514
			15,706,514
	Materials — 5.3%
	Chemicals — 1.9%
	Air Liquide SA	92,834	15,688,097
	Containers & Packaging — 1.3%
	SIG Group AG	427,552	10,574,946
	Metals & Mining — 2.1%
	Teck Resources Ltd. Class B	395,572	17,025,687
			43,288,730
	Media & Entertainment — 3.4%
	Interactive Media & Services — 3.4%
	Hemnet Group AB	265,357	4,685,107
	Tencent Holdings Ltd.	585,800	22,905,517
			27,590,624
	Pharmaceuticals, Biotechnology & Life Sciences — 16.8%
	Biotechnology — 2.3%
	CSL Ltd.	120,292	19,397,308
	Life Sciences Tools & Services — 4.4%
[a]	ICON plc ADR	75,728	18,648,020
	Lonza Group AG	37,065	17,233,696
	Pharmaceuticals — 10.1%
	AstraZeneca plc	268,603	36,383,752
	Novo Nordisk AS Sponsored ADR	511,530	46,518,538
			138,181,314
	Semiconductors & Semiconductor Equipment — 13.2%
	Semiconductors & Semiconductor Equipment — 13.2%
[a]	Advanced Micro Devices, Inc.	85,236	8,763,966
	ASML Holding NV	57,743	34,132,380
	BE Semiconductor Industries NV	126,492	12,437,232
	Disco Corp.	48,600	8,969,406
	SK Hynix, Inc.	170,661	14,506,311
	Taiwan Semiconductor Manufacturing Co. Ltd.	1,807,000	29,276,529
			108,085,824
	Software & Services — 4.0%
	Information Technology Services — 4.0%
[a]	Globant SA	55,969	11,073,467
	Nomura Research Institute Ltd.	647,400	16,865,151
[a]	Shopify, Inc. Class A	89,030	4,858,367
			32,796,985
See notes to financial statements.	Thornburg Equity Funds Annual Report | 45

Schedule of Investments, Continued
Thornburg International Growth Fund  |  September 30, 2023
	Issuer-Description	SHARES	VALUE
	Technology Hardware & Equipment — 2.4%
	Electronic Equipment, Instruments & Components — 2.4%
	Keyence Corp.	52,900	$ 19,646,346
			19,646,346
	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 1.0%
[b]	Cellnex Telecom SA	238,404	8,310,176
			8,310,176
	Total Common Stock (Cost $618,949,644)		793,269,896
	Short-Term Investments — 3.1%
[c]	Thornburg Capital Management Fund	2,557,516	25,575,164
	Total Short-Term Investments (Cost $25,575,164)		25,575,164
	Total Investments — 99.8% (Cost $644,524,808)		$818,845,060
	Other Assets Less Liabilities — 0.2%		1,459,718
	Net Assets — 100.0%		$820,304,778

Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2023, the aggregate value of these securities in the Fund’s portfolio was $12,644,279, representing 1.54% of the Fund’s net assets.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
COUNTRY EXPOSURE * (percent of equity holdings)
United States	22.5%
United Kingdom	11.9%
France	9.3%
Netherlands	8.1%
China	7.3%
Japan	6.9%
Denmark	5.9%
Germany	4.7%
Taiwan	3.7%
Switzerland	3.5%
Brazil	3.5%
Italy	3.3%
India	2.8%
Canada	2.8%
South Korea	1.8%
Spain	1.1%
Sweden	0.6%
Uruguay	0.3%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
46 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Developing World Fund  |  September 30, 2023
	Issuer-Description	SHARES	VALUE
	Common Stock — 94.6%
	Automobiles & Components — 3.8%
	Automobile Components — 1.0%
	Zhejiang Shuanghuan Driveline Co. Ltd. Class A,	2,492,000	$ 9,716,823
	Automobiles — 2.8%
	Tata Motors Ltd.	3,568,254	27,113,853
			36,830,676
	Banks — 10.0%
	Banks — 10.0%
	Bank Rakyat Indonesia Persero Tbk PT	56,119,367	18,972,740
	Grupo Financiero Banorte SAB de CV Class O	2,479,939	20,785,809
	HDFC Bank Ltd.	1,443,959	26,532,173
	Saudi National Bank	1,932,353	16,899,620
	SCB X PCL	4,739,925	13,342,734
			96,533,076
	Capital Goods — 1.5%
	Machinery — 1.5%
	Shenzhen Inovance Technology Co. Ltd. Class A	1,544,698	14,061,647
			14,061,647
	Consumer Discretionary Distribution & Retail — 9.2%
	Broadline Retail — 7.6%
[a]	Alibaba Group Holding Ltd.	2,448,122	26,760,386
[a]	MercadoLibre, Inc.	15,018	19,041,022
	Naspers Ltd. Class N	166,997	26,685,562
	Specialty Retail — 1.6%
	China Tourism Group Duty Free Corp. Ltd. Class A	682,298	9,899,045
	K Car Co. Ltd.	705,055	5,648,173
			88,034,188
	Consumer Services — 8.9%
	Hotels, Restaurants & Leisure — 8.9%
	Americana Restaurants International plc	26,092,131	29,150,110
[a,b]	Meituan Class B	1,211,468	17,728,913
	Yum China Holdings, Inc.	680,289	38,379,977
			85,259,000
	Consumer Staples Distribution & Retail — 6.8%
	Consumer Staples Distribution & Retail — 6.8%
	BIM Birlesik Magazalar AS	946,795	9,485,734
[a,b]	Dino Polska SA	250,970	20,394,023
	Raia Drogasil SA	2,230,120	12,254,113
	Wal-Mart de Mexico SAB de CV	6,199,707	23,400,759
			65,534,629
	Energy — 5.1%
	Oil, Gas & Consumable Fuels — 5.1%
[a]	PRIO SA	2,962,226	27,721,421
	PTT Exploration & Production PCL	2,477,479	11,634,711
	Reliance Industries Ltd.	342,831	9,669,018
			49,025,150
	Financial Services — 6.5%
	Capital Markets — 2.8%
	East Money Information Co. Ltd. Class A	5,806,028	12,082,560
	Saudi Tadawul Group Holding Co.	287,801	14,810,381
	Consumer Finance — 1.5%
	SBI Cards & Payment Services Ltd.	1,529,323	14,585,809
	Financial Services — 2.2%
	Chailease Holding Co. Ltd.	3,779,038	21,189,445
			62,668,195
See notes to financial statements.	Thornburg Equity Funds Annual Report | 47

Schedule of Investments, Continued
Thornburg Developing World Fund  |  September 30, 2023
	Issuer-Description	SHARES	VALUE
	Food, Beverage & Tobacco — 4.8%
	Beverages — 4.8%
	Kweichow Moutai Co. Ltd. Class A	57,797	$ 14,231,939
	Varun Beverages Ltd.	2,817,576	32,231,648
			46,463,587
	Health Care Equipment & Services — 4.2%
	Health Care Providers & Services — 4.2%
	Max Healthcare Institute Ltd.	4,233,439	28,918,378
[a]	Oncoclinicas do Brasil Servicos Medicos SA	5,208,973	11,896,631
			40,815,009
	Insurance — 3.0%
	Insurance — 3.0%
	AIA Group Ltd.	3,560,092	29,027,369
			29,027,369
	Materials — 2.5%
	Construction Materials — 1.0%
	Beijing Oriental Yuhong Waterproof Technology Co. Ltd. Class A	2,587,119	9,450,146
	Metals & Mining — 1.5%
	First Quantum Minerals Ltd.	608,354	14,372,965
			23,823,111
	Media & Entertainment — 4.2%
	Interactive Media & Services — 4.2%
	Tencent Holdings Ltd.	1,041,309	40,716,492
			40,716,492
	Pharmaceuticals, Biotechnology & Life Sciences — 1.0%
	Biotechnology — 1.0%
	Imeik Technology Development Co. Ltd. Class A	174,022	9,298,344
			9,298,344
	Real Estate Management & Development — 2.4%
	Real Estate Management & Development — 2.4%
	Corp. Inmobiliaria Vesta SAB de CV ADR	340,000	11,175,800
[b]	Macrotech Developers Ltd.	1,239,692	11,869,753
			23,045,553
	Semiconductors & Semiconductor Equipment — 8.8%
	Semiconductors & Semiconductor Equipment — 8.8%
	SK Hynix, Inc.	256,286	21,784,500
	Taiwan Semiconductor Manufacturing Co. Ltd.	3,844,767	62,291,883
			84,076,383
	Technology Hardware & Equipment — 5.9%
	Electronic Equipment, Instruments & Components — 2.0%
	Hon Hai Precision Industry Co. Ltd.	5,887,100	18,966,819
	Technology Hardware, Storage & Peripherals — 3.9%
	Samsung Electronics Co. Ltd.	743,724	37,698,771
			56,665,590
	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 1.0%
[a]	Converge Information & Communications Technology Solutions, Inc.	58,574,534	9,939,118
			9,939,118
	Transportation — 3.8%
	Ground Transportation — 2.5%
[a]	Grab Holdings Ltd. Class A	1,459,829	5,167,794
	Localiza Rent a Car SA	1,627,793	18,964,013
	Transportation Infrastructure — 1.3%
	Salik Co. PJSC	13,599,718	12,255,501
48 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Developing World Fund  |  September 30, 2023
	Issuer-Description	SHARES	VALUE
			36,387,308
	Utilities — 1.2%
	Independent Power and Renewable Electricity Producers — 1.2%
	China Longyuan Power Group Corp. Ltd. Class H	12,972,187	$ 11,297,520
			11,297,520
	Total Common Stock (Cost $819,984,368)		909,501,945
	Preferred Stock — 1.3%
	Utilities — 1.3%
	Electric Utilities — 1.3%
	Centrais Eletricas Brasileiras SA Class B, 3.702%	1,518,374	12,188,557
			12,188,557
	Total Preferred Stock (Cost $13,816,593)		12,188,557
	Rights — 0.0%
	Transportation — 0.0%
	Ground Transportation — 0.0%
[a]	Localiza Rent a Car SA	11,936	37,994
			37,994
	Total Rights (Cost $0)		37,994
	Short-Term Investments — 3.2%
[c]	Thornburg Capital Management Fund	3,114,036	31,140,363
	Total Short-Term Investments (Cost $31,140,363)		31,140,363
	Total Investments — 99.1% (Cost $864,941,324)		$952,868,859
	Other Assets Less Liabilities — 0.9%		8,372,887
	Net Assets — 100.0%		$961,241,746

Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2023, the aggregate value of these securities in the Fund’s portfolio was $49,992,689, representing 5.20% of the Fund’s net assets.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
See notes to financial statements.	Thornburg Equity Funds Annual Report | 49

Schedule of Investments, Continued
Thornburg Developing World Fund  |  September 30, 2023
COUNTRY EXPOSURE * (percent of equity holdings)
China	23.2%
India	16.4%
Taiwan	11.1%
Brazil	11.1%
South Korea	7.1%
Mexico	6.0%
United Arab Emirates	4.5%
Saudi Arabia	3.4%
Hong Kong	3.1%
South Africa	2.9%
Thailand	2.7%
Poland	2.2%
Indonesia	2.0%
Zambia	1.6%
Philippines	1.1%
Turkey	1.0%
Singapore	0.6%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
50 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Small/Mid Cap Core Fund  |  September 30, 2023
	Issuer-Description	SHARES	VALUE
	Common Stock — 99.3%
	Banks — 2.0%
	Banks — 2.0%
	Pinnacle Financial Partners, Inc.	147,453	$ 9,885,249
			9,885,249
	Capital Goods — 15.7%
	Building Products — 2.3%
[a]	Builders FirstSource, Inc.	92,134	11,469,761
	Construction & Engineering — 5.3%
	AECOM	124,373	10,327,934
	Arcosa, Inc.	84,789	6,096,329
[a]	MYR Group, Inc.	74,393	10,025,201
	Electrical Equipment — 1.7%
	Vertiv Holdings Co. Class A	229,936	8,553,619
	Machinery — 4.1%
[a]	Chart Industries, Inc.	53,408	9,032,361
	ITT, Inc.	114,067	11,168,300
	Trading Companies & Distributors — 2.3%
	Applied Industrial Technologies, Inc.	72,547	11,216,492
			77,889,997
	Commercial & Professional Services — 8.3%
	Commercial Services & Supplies — 6.6%
[a]	Casella Waste Systems, Inc. Class A	227,501	17,358,326
[a]	Clean Harbors, Inc.	91,334	15,285,658
	Professional Services — 1.7%
	TransUnion	117,092	8,406,035
			41,050,019
	Consumer Discretionary Distribution & Retail — 3.5%
	Distributors — 1.8%
	Pool Corp.	25,294	9,007,194
	Specialty Retail — 1.7%
	Group 1 Automotive, Inc.	30,330	8,149,974
			17,157,168
	Consumer Durables & Apparel — 4.2%
	Leisure Products — 1.3%
[a]	YETI Holdings, Inc.	136,529	6,583,428
	Textiles, Apparel & Luxury Goods — 2.9%
[a]	Deckers Outdoor Corp.	27,899	14,342,597
			20,926,025
	Consumer Services — 1.6%
	Hotels, Restaurants & Leisure — 1.6%
	Wyndham Hotels & Resorts, Inc.	115,147	8,007,322
			8,007,322
	Consumer Staples Distribution & Retail — 3.1%
	Consumer Staples Distribution & Retail — 3.1%
[a]	BJ’s Wholesale Club Holdings, Inc.	217,450	15,519,407
			15,519,407
	Energy — 6.3%
	Energy Equipment & Services — 4.3%
	Liberty Energy, Inc. Class A	428,861	7,942,506
	TechnipFMC plc	664,884	13,523,740
	Oil, Gas & Consumable Fuels — 2.0%
	Matador Resources Co.	162,167	9,645,693
			31,111,939
See notes to financial statements.	Thornburg Equity Funds Annual Report | 51

Schedule of Investments, Continued
Thornburg Small/Mid Cap Core Fund  |  September 30, 2023
	Issuer-Description	SHARES	VALUE
	Equity Real Estate Investment Trusts (REITs) — 3.3%
	Residential REITs — 1.3%
	Independence Realty Trust, Inc.	474,304	$ 6,673,457
	Retail REITs — 2.0%
	Kite Realty Group Trust	450,605	9,651,959
			16,325,416
	Financial Services — 8.4%
	Capital Markets — 4.4%
	LPL Financial Holdings, Inc.	68,336	16,240,050
	PJT Partners, Inc. Class A	69,963	5,557,861
	Financial Services — 4.0%
[a]	Repay Holdings Corp. Class A	1,484,065	11,264,053
	Walker & Dunlop, Inc.	118,664	8,809,616
			41,871,580
	Food, Beverage & Tobacco — 2.3%
	Food Products — 2.3%
	Lamb Weston Holdings, Inc.	71,437	6,605,065
[a]	SunOpta, Inc.	1,408,885	4,747,942
			11,353,007
	Health Care Equipment & Services — 7.9%
	Health Care Equipment & Supplies — 3.4%
	CONMED Corp.	82,051	8,274,843
[a]	Envista Holdings Corp.	311,427	8,682,585
	Health Care Providers & Services — 4.5%
[a]	Acadia Healthcare Co., Inc.	122,267	8,596,593
[a]	PetIQ, Inc. Class A	679,301	13,382,230
			38,936,251
	Insurance — 5.1%
	Insurance — 5.1%
	Assurant, Inc.	110,187	15,820,650
[a]	Ryan Specialty Holdings, Inc. Class A	194,283	9,403,297
			25,223,947
	Materials — 4.7%
	Chemicals — 2.1%
	Sensient Technologies Corp.	176,183	10,303,182
	Containers & Packaging — 2.6%
	Crown Holdings, Inc.	147,506	13,051,331
			23,354,513
	Pharmaceuticals, Biotechnology & Life Sciences — 4.0%
	Biotechnology — 1.6%
[a]	BioMarin Pharmaceutical, Inc.	90,031	7,965,943
	Life Sciences Tools & Services — 2.4%
[a]	Avantor, Inc.	569,471	12,004,449
			19,970,392
	Real Estate Management & Development — 1.5%
	Real Estate Management & Development — 1.5%
	DigitalBridge Group, Inc.	422,737	7,431,716
			7,431,716
	Semiconductors & Semiconductor Equipment — 2.7%
	Semiconductors & Semiconductor Equipment — 2.7%
	Entegris, Inc.	101,702	9,550,835
[a]	MaxLinear, Inc.	174,615	3,885,184
			13,436,019
	Software & Services — 7.1%
52 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Small/Mid Cap Core Fund  |  September 30, 2023
	Issuer-Description	SHARES	VALUE
	Software — 7.1%
[a]	Agilysys, Inc.	182,996	$ 12,107,016
[a]	Aspen Technology, Inc.	49,247	10,059,192
[a]	CCC Intelligent Solutions Holdings, Inc.	992,106	13,244,615
			35,410,823
	Technology Hardware & Equipment — 4.0%
	Communications Equipment — 1.4%
[a]	Harmonic, Inc.	729,085	7,021,088
	Electronic Equipment, Instruments & Components — 1.0%
[a]	IPG Photonics Corp.	47,961	4,869,960
	Technology Hardware, Storage & Peripherals — 1.6%
[a]	Pure Storage, Inc. Class A	216,219	7,701,721
			19,592,769
	Transportation — 1.5%
	Ground Transportation — 1.5%
[a]	XPO, Inc.	99,595	7,435,763
			7,435,763
	Utilities — 2.1%
	Electric Utilities — 2.1%
	PNM Resources, Inc.	231,979	10,348,583
			10,348,583
	Total Common Stock (Cost $466,902,819)		492,237,905
	Short-Term Investments — 0.5%
[b]	Thornburg Capital Management Fund	222,257	2,222,573
	Total Short-Term Investments (Cost $2,222,573)		2,222,573
	Total Investments — 99.8% (Cost $469,125,392)		$494,460,478
	Other Assets Less Liabilities — 0.2%		1,150,660
	Net Assets — 100.0%		$495,611,138

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
See notes to financial statements.	Thornburg Equity Funds Annual Report | 53

Schedule of Investments
Thornburg Small/Mid Cap Growth Fund  |  September 30, 2023
	Issuer-Description	SHARES	VALUE
	Common Stock — 99.2%
	Automobiles & Components — 1.7%
	Automobile Components — 1.7%
[a]	Fox Factory Holding Corp.	47,180	$ 4,674,594
			4,674,594
	Capital Goods — 14.2%
	Construction & Engineering — 5.9%
	Arcosa, Inc.	54,457	3,915,458
[a]	MYR Group, Inc.	44,008	5,930,518
[a]	WillScot Mobile Mini Holdings Corp.	145,622	6,056,419
	Electrical Equipment — 2.6%
	Vertiv Holdings Co. Class A	187,671	6,981,361
	Machinery — 3.2%
[a]	Chart Industries, Inc.	51,038	8,631,547
	Trading Companies & Distributors — 2.5%
	Applied Industrial Technologies, Inc.	44,727	6,915,242
			38,430,545
	Commercial & Professional Services — 7.5%
	Commercial Services & Supplies — 5.9%
[a]	Casella Waste Systems, Inc. Class A	130,080	9,925,104
	Tetra Tech, Inc.	38,960	5,923,089
	Professional Services — 1.6%
	TransUnion	62,368	4,477,398
			20,325,591
	Consumer Discretionary Distribution & Retail — 3.4%
	Distributors — 2.0%
	Pool Corp.	14,819	5,277,046
	Specialty Retail — 1.4%
[a]	Floor & Decor Holdings, Inc. Class A	42,887	3,881,273
			9,158,319
	Consumer Durables & Apparel — 4.1%
	Leisure Products — 2.1%
[a]	YETI Holdings, Inc.	117,320	5,657,171
	Textiles, Apparel & Luxury Goods — 2.0%
[a]	On Holding AG Class A	192,049	5,342,803
			10,999,974
	Consumer Services — 2.1%
	Hotels, Restaurants & Leisure — 2.1%
	Churchill Downs, Inc.	49,618	5,757,673
			5,757,673
	Consumer Staples Distribution & Retail — 1.5%
	Consumer Staples Distribution & Retail — 1.5%
[a]	Grocery Outlet Holding Corp.	139,717	4,030,835
			4,030,835
	Energy — 3.0%
	Energy Equipment & Services — 3.0%
	TechnipFMC plc	396,121	8,057,101
			8,057,101
	Financial Services — 3.1%
	Capital Markets — 1.2%
	Tradeweb Markets, Inc. Class A	41,111	3,297,102
	Financial Services — 1.9%
[a]	Shift4 Payments, Inc. Class A	93,274	5,164,582
			8,461,684
54 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Small/Mid Cap Growth Fund  |  September 30, 2023
	Issuer-Description	SHARES	VALUE
	Food, Beverage & Tobacco — 5.3%
	Beverages — 2.9%
[a]	Celsius Holdings, Inc.	44,805	$ 7,688,538
	Food Products — 2.4%
[a]	Freshpet, Inc.	99,444	6,551,371
			14,239,909
	Health Care Equipment & Services — 7.3%
	Health Care Equipment & Supplies — 6.4%
[a]	AtriCure, Inc.	114,033	4,994,646
[a]	Inspire Medical Systems, Inc.	25,028	4,966,556
[a]	Shockwave Medical, Inc.	36,573	7,281,684
	Health Care Providers & Services — 0.9%
[a]	Surgery Partners, Inc.	87,468	2,558,439
			19,801,325
	Insurance — 2.8%
	Insurance — 2.8%
[a]	Ryan Specialty Holdings, Inc. Class A	155,475	7,524,990
			7,524,990
	Materials — 1.4%
	Chemicals — 1.4%
[a]	Livent Corp.	199,611	3,674,838
			3,674,838
	Media & Entertainment — 2.2%
	Entertainment — 2.2%
[a]	Liberty Media Corp.-Liberty Formula One Class C	97,461	6,071,820
			6,071,820
	Pharmaceuticals, Biotechnology & Life Sciences — 9.7%
	Biotechnology — 4.9%
[a]	BioMarin Pharmaceutical, Inc.	79,987	7,077,250
[a]	Cytokinetics, Inc.	108,166	3,186,570
[a]	Prothena Corp. plc	28,271	1,364,076
[a]	Sarepta Therapeutics, Inc.	13,655	1,655,259
	Life Sciences Tools & Services — 4.8%
[a]	Avantor, Inc.	308,529	6,503,791
[a]	Repligen Corp.	39,710	6,314,287
			26,101,233
	Semiconductors & Semiconductor Equipment — 7.0%
	Semiconductors & Semiconductor Equipment — 7.0%
[a]	Credo Technology Group Holding Ltd.	187,447	2,858,567
	Monolithic Power Systems, Inc.	9,536	4,405,632
[a]	Onto Innovation, Inc.	49,006	6,249,245
[a]	Rambus, Inc.	94,030	5,245,934
			18,759,378
	Software & Services — 13.0%
	Software — 13.0%
[a]	Agilysys, Inc.	86,907	5,749,767
	Bentley Systems, Inc. Class B	203,168	10,190,907
[a]	CCC Intelligent Solutions Holdings, Inc.	621,171	8,292,633
[a]	Clearwater Analytics Holdings, Inc. Class A	138,833	2,685,030
[a]	Kinaxis, Inc.	35,311	3,982,285
[a]	Monday.com Ltd.	26,286	4,185,257
			35,085,879
	Technology Hardware & Equipment — 6.1%
	Communications Equipment — 2.4%
[a]	Calix, Inc.	141,680	6,494,612
See notes to financial statements.	Thornburg Equity Funds Annual Report | 55

Schedule of Investments, Continued
Thornburg Small/Mid Cap Growth Fund  |  September 30, 2023
	Issuer-Description	SHARES	VALUE
	Electronic Equipment, Instruments & Components — 1.5%
[a]	Teledyne Technologies, Inc.	9,990	$ 4,081,714
	Technology Hardware, Storage & Peripherals — 2.2%
[a]	Pure Storage, Inc. Class A	163,589	5,827,040
			16,403,366
	Transportation — 3.8%
	Air Freight & Logistics — 1.4%
[a]	GXO Logistics, Inc.	65,595	3,847,147
	Ground Transportation — 2.4%
[a]	Saia, Inc.	15,863	6,323,785
			10,170,932
	Total Common Stock (Cost $253,987,057)		267,729,986
	Short-Term Investments — 1.2%
[b]	Thornburg Capital Management Fund	333,179	3,331,787
	Total Short-Term Investments (Cost $3,331,787)		3,331,787
	Total Investments — 100.4% (Cost $257,318,844)		$271,061,773
	Liabilities Net of Other Assets — (0.4)%		(1,200,810)
	Net Assets — 100.0%		$269,860,963

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
56 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Investment Income Builder Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Common Stock — 81.0%
	Automobiles & Components — 1.2%
	Automobiles — 1.2%
	Mercedes-Benz Group AG	1,089,600	$ 75,903,942
	Stellantis NV	3,305,200	63,633,443
			139,537,385
	Banks — 9.0%
	Banks — 9.0%
	BNP Paribas SA	6,677,600	426,629,347
	Citigroup, Inc.	4,289,773	176,438,364
	JPMorgan Chase & Co.	1,664,855	241,437,272
	Regions Financial Corp.	10,976,144	188,789,677
			1,033,294,660
	Capital Goods — 1.2%
	Aerospace & Defense — 1.2%
	BAE Systems plc	10,930,100	133,064,754
			133,064,754
	Consumer Discretionary Distribution & Retail — 1.3%
	Specialty Retail — 1.3%
	Home Depot, Inc.	505,482	152,736,441
			152,736,441
	Consumer Staples Distribution & Retail — 2.7%
	Consumer Staples Distribution & Retail — 2.7%
	BIM Birlesik Magazalar AS	2,799,600	28,048,585
	Tesco plc	87,778,330	282,953,798
			311,002,383
	Energy — 10.8%
	Oil, Gas & Consumable Fuels — 10.8%
[a,b]	Drillco Holdings Luxembourg SA	147,823	2,839,680
	Enbridge, Inc.	3,309,521	109,769,130
	Eni SpA	6,517,900	105,129,865
	Equinor ASA	4,622,100	151,734,460
[a]	LUKOIL PJSC	314,000	226,080
[a,b,c]	Malamute Energy, Inc.	12,439	12,439
	Petroleo Brasileiro SA Sponsored ADR	7,310,155	109,579,223
	Shell plc	3,953,500	125,704,711
	TC Energy Corp.	2,370,000	81,503,921
	TotalEnergies SE	8,359,100	550,674,548
			1,237,174,057
	Equity Real Estate Investment Trusts (REITs) — 0.3%
	Residential REITs — 0.3%
	Elme Communities	2,354,592	32,116,635
			32,116,635
	Financial Services — 6.1%
	Capital Markets — 4.1%
	CME Group, Inc.	1,606,027	321,558,726
	MidCap Financial Investment Corp.	2,937,783	40,394,516
[c]	SLR Investment Corp.	4,307,900	66,298,581
	UBS Group AG	1,582,472	39,226,842
	Financial Services — 1.3%
	Equitable Holdings, Inc.	5,403,873	153,415,954
	Mortgage Real Estate Investment Trusts — 0.7%
[c]	Chimera Investment Corp.	14,843,587	81,045,985
			701,940,604
See notes to financial statements.	Thornburg Equity Funds Annual Report | 57

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Food, Beverage & Tobacco — 0.5%
	Food Products — 0.5%
	Nestle SA	490,300	$ 55,567,512
			55,567,512
	Health Care Equipment & Services — 0.6%
	Health Care Equipment & Supplies — 0.6%
	Medtronic plc	882,915	69,185,219
			69,185,219
	Insurance — 4.6%
	Insurance — 4.6%
	Assicurazioni Generali SpA	7,232,347	148,072,527
	AXA SA	1,809,000	53,896,093
	Legal & General Group plc	5,776,100	15,680,508
	NN Group NV	9,502,716	305,822,990
			523,472,118
	Materials — 6.1%
	Chemicals — 2.4%
	LyondellBasell Industries NV Class A	1,867,909	176,890,982
	OCI NV	1,907,500	53,220,833
	Solvay SA	406,700	45,083,782
	Metals & Mining — 3.7%
	BHP Group Ltd.	4,713,000	134,087,375
	Glencore plc	50,289,400	288,321,680
[a,b]	MMC Norilsk Nickel PJSC	351,400	2,073,260
			699,677,912
	Pharmaceuticals, Biotechnology & Life Sciences — 9.2%
	Biotechnology — 1.3%
	AbbVie, Inc.	977,267	145,671,419
	Pharmaceuticals — 7.9%
	AstraZeneca plc	1,405,300	190,355,605
	Merck & Co., Inc.	1,997,740	205,667,333
	Novartis AG	1,323,708	135,747,496
	Pfizer, Inc.	6,539,421	216,912,595
	Roche Holding AG	576,400	157,709,488
			1,052,063,936
	Semiconductors & Semiconductor Equipment — 7.7%
	Semiconductors & Semiconductor Equipment — 7.7%
	Broadcom, Inc.	441,884	367,020,013
	QUALCOMM, Inc.	1,857,277	206,269,183
	Taiwan Semiconductor Manufacturing Co. Ltd.	18,565,000	300,785,149
			874,074,345
	Software & Services — 0.3%
	Information Technology Services — 0.3%
	HCL Technologies Ltd.	2,092,600	31,171,812
			31,171,812
	Technology Hardware & Equipment — 3.5%
	Communications Equipment — 1.0%
	Cisco Systems, Inc.	2,053,251	110,382,774
	Technology Hardware, Storage & Peripherals — 2.5%
	Samsung Electronics Co. Ltd.	5,604,000	284,062,250
			394,445,024
	Telecommunication Services — 10.0%
	Diversified Telecommunication Services — 7.4%
	Deutsche Telekom AG	3,434,800	72,149,502
	Koninklijke KPN NV	24,526,000	80,876,031
58 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Orange SA	51,501,480	$ 591,326,397
	Singapore Telecommunications Ltd.	56,090,000	99,296,123
	Wireless Telecommunication Services — 2.6%
	Vodafone Group plc	315,984,524	296,166,216
			1,139,814,269
	Transportation — 0.4%
	Air Freight & Logistics — 0.4%
	Deutsche Post AG	1,146,100	46,693,412
			46,693,412
	Utilities — 5.5%
	Electric Utilities — 4.2%
	Endesa SA	8,664,557	176,570,636
	Enel SpA	50,085,971	308,188,773
	Multi-Utilities — 1.3%
	E.ON SE	4,564,400	54,047,978
	Engie SA	5,846,972	89,820,271
			628,627,658
	Total Common Stock (Cost $7,691,182,694)		9,255,660,136
	Preferred Stock — 0.3%
	Banks — 0.1%
	Banks — 0.1%
[d,e,f]	First Horizon Bank 6.393% (TSFR3M + 1.11%), 10/31/2023	12,000	8,023,957
			8,023,957
	Energy — 0.2%
	Oil, Gas & Consumable Fuels — 0.2%
[e]	Crestwood Equity Partners LP 9.25%, 12/31/2049	2,166,596	21,037,647
			21,037,647
	Financial Services — 0.0%
	Capital Markets — 0.0%
[e,f]	Morgan Stanley Series A, 6.27% (TSFR3M + 0.96%), 10/31/2023	120,000	2,596,800
			2,596,800
	Total Preferred Stock (Cost $34,858,652)		31,658,404
	Asset Backed Securities — 1.6%
	Auto Receivables — 0.9%
	American Credit Acceptance Receivables Trust,
[d]	Series 2019-4 Class F, 5.37% due 9/14/2026	$ 5,000,000	4,990,090
[d]	Series 2020-1 Class F, 4.75% due 11/13/2026	5,460,000	5,426,966
	Carvana Auto Receivables Trust,
[d]	Series 2019-4A Class R, due 10/15/2026	32,000	9,074,128
[d]	Series 2021-P1 Class R, due 12/10/2027	24,000	2,832,677
[d]	Series 2021-P2 Class R, due 5/10/2028	8,000	1,810,541
[d]	Series 2021-P4 Class R, due 9/11/2028	17,500	5,633,173
[d]	Series 2022-P1 Class R, due 1/10/2029	24,000	7,377,880
	CPS Auto Receivables Trust,
[d]	Series 2019-A Class E, 5.81% due 3/16/2026	651,182	650,986
[d]	Series 2020-A Class E, 4.09% due 12/15/2025	1,924,519	1,902,647
[d]	Series 2020-C Class F, 6.67% due 11/15/2027	3,000,000	2,957,280
[d]	CPS Auto Securitization Trust, Series 2021-1A Class A, 7.86% due 6/16/2026	14,000,000	13,984,809
[d]	Credit Suisse ABS Trust Series 2020-AT1 Class CERT, due 6/15/2026	40,000	442,840
[d]	DT Auto Owner Trust, Series 2020-1A Class E, 3.48% due 2/16/2027	4,500,000	4,370,061
[d]	FHF Trust, Series 2022-2A Class A, 6.14% due 12/15/2027	4,952,190	4,896,950
	Flagship Credit Auto Trust,
[d]	Series 2018-4 Class R, due 3/16/2026	53,000	2,476,958
[d]	Series 2019-1 Class R, due 6/15/2026	6,000	101,779
See notes to financial statements.	Thornburg Equity Funds Annual Report | 59

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d]	Series 2019-2 Class R, due 12/15/2026	$ 33,000	$ 1,506,882
[d]	Series 2019-3 Class R, due 12/15/2026	60,000	3,586,025
[d]	Series 2019-4 Class R, due 3/15/2027	60,000	3,606,719
	JPMorgan Chase Bank NA - CACLN,
[d]	Series 2020-1 Class R, 33.784% due 1/25/2028	1,811,224	2,038,732
[d]	Series 2020-2 Class R, 31.355% due 2/25/2028	3,321,074	3,835,262
[d]	Series 2021-1 Class R, 28.348% due 9/25/2028	3,663,120	4,311,833
[d]	Santander Consumer Auto Receivables Trust Series 2020-AA Class R, due 1/16/2029	45,588	6,137,643
[d]	United Auto Credit Securitization Trust Series 2022-1 Class R, due 11/10/2028	37,000	5,299,477
[d]	Veros Automobile Receivables Trust, Series 2020-1 Class D, 5.64% due 2/16/2027	5,000,000	4,884,465
			104,136,803
	Other Asset Backed — 0.7%
[d]	Amur Equipment Finance Receivables VIII LLC, Series 2020-1A Class E, 7.00% due 1/20/2027	5,536,361	5,534,150
[d]	Aqua Finance Trust, Series 2020-AA Class D, 7.15% due 7/17/2046	8,200,000	6,972,278
[d,f]	Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-HP1 Class CERT, due 12/15/2026	400,000	3,256,564
[d]	Consumer Loan Underlying Bond Credit Trust, Series 2020-P1 Class C, 4.61% due 3/15/2028	346,254	344,827
[d]	FAT Brands Fazoli’s Native I LLC, Series 2021-1 Class A2, 7.00% due 7/25/2051	14,187,000	12,430,244
[a,d]	Goldman Home Improvement Trust Issuer Trust Series 2021-GRN2 Class R, due 6/20/2051	42,000	2,857,047
[d]	LendingPoint Asset Securitization Trust, Series 2020-REV1 Class C, 7.699% due 10/15/2028	25,750,000	25,512,290
[d]	LP LMS Asset Securitization Trust, Series 2021-2A Class A, 1.75% due 1/15/2029	915,760	902,089
	Marlette Funding Trust,
[d]	Series 2021-1A Class R, due 6/16/2031	9,550	360,101
[d]	Series 2021-2A Class R, due 9/15/2031	26,000	1,037,805
[d]	Series 2021-3A Class R, due 12/15/2031	21,881	2,126,594
	Mosaic Solar Loan Trust,
[d]	Series 2020-2A Class R, due 8/20/2046	4,036,698	1,730,589
[d]	Series 2021-1A Class R, due 12/20/2046	6,980,231	804,681
[d]	Series 2021-2A Class R, due 4/22/2047	10,000,000	1,280,465
[d,f]	Oportun Funding LLC Series 2022-1 Class CERT, due 6/15/2029	11,604	1,826,503
	Prosper Pass-Thru Trust II,
[d]	Series 2019-ST1 Class CERT, due 7/15/2025	38,500,000	460,893
[d]	Series 2019-ST2 Class R1, due 11/15/2025	17,477,134	1,458,537
[d]	Series 2019-ST2 Class R2, due 11/15/2025	8,738,067	729,227
[d]	Retained Vantage Data Centers Issuer LLC, Series 2023-1A Class A2A, 5.00% due 9/15/2048	5,000,000	4,525,237
	Upstart Pass-Through Trust,
[d]	Series 2020-ST6 Class A, 3.00% due 1/20/2027	1,554,381	1,523,333
[d]	Series 2021-ST4 Class CERT, due 7/20/2027	1,375,000	235,788
[d]	Series 2021-ST8 Class CERT, due 10/20/2029	4,150,000	1,328,573
[d]	Series 2021-ST9 Class CERT, due 11/20/2029	1,415,000	314,737
[d]	Upstart Structured Pass-Through Trust, Series 2022-4A Class A, 7.01% due 11/15/2030	4,834,021	4,825,396
			82,377,948
	Student Loan — 0.0%
[d]	SoFi Professional Loan Program Trust Series 2021-B Class R1, due 2/15/2047	23,000	800,545
			800,545
	Total Asset Backed Securities (Cost $198,709,250)		187,315,296
	Corporate Bonds — 8.5%
	Automobiles & Components — 0.1%
	Construction & Engineering — 0.1%
[d,g]	IHS Netherlands Holdco BV, 8.00% due 9/18/2027	9,995,000	8,370,613
	Trading Companies & Distributors — 0.0%
[d]	LKQ Corp., 6.25% due 6/15/2033	5,840,000	5,648,740
			14,019,353
	Banks — 0.1%
	Banks — 0.1%
	Bank of New York Mellon Corp.,
[e,f]	Series F, 4.625% (TSFR3M + 3.39%) due 9/20/2026	1,935,000	1,747,731
[e,f]	Series I, 3.75% (5-Yr. CMT + 2.63%) due 12/20/2026	4,500,000	3,651,795
	KeyBank NA, 5.00% due 1/26/2033	10,250,000	8,629,167
60 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
			14,028,693
	Capital Goods — 0.2%
	Aerospace & Defense — 0.2%
[d]	BWX Technologies, Inc., 4.125% due 6/30/2028	$ 7,500,000	$ 6,639,375
	TransDigm, Inc.,
[d]	6.25% due 3/15/2026	10,000,000	9,863,100
[d]	6.75% due 8/15/2028	6,345,000	6,253,442
			22,755,917
	Commercial & Professional Services — 0.3%
	Commercial Services & Supplies — 0.3%
[d]	ACCO Brands Corp., 4.25% due 3/15/2029	7,500,000	6,265,575
[g]	Cimpress plc, 7.00% due 6/15/2026	11,859,000	11,102,514
	CoreCivic, Inc., 8.25% due 4/15/2026	20,726,000	21,034,196
[d]	VT Topco, Inc., 8.50% due 8/15/2030	1,000,000	990,080
			39,392,365
	Consumer Services — 0.4%
	Hotels, Restaurants & Leisure — 0.4%
	Marriott International, Inc.,
	4.50% due 10/1/2034	4,497,000	3,802,348
	Series- II, 2.75% due 10/15/2033	2,500,000	1,881,575
[d]	Nathan’s Famous, Inc., 6.625% due 11/1/2025	5,000,000	4,979,300
[d]	SeaWorld Parks & Entertainment, Inc., 8.75% due 5/1/2025	24,785,000	25,175,364
[d]	Six Flags Entertainment Corp., 7.25% due 5/15/2031	4,912,000	4,615,315
			40,453,902
	Consumer Staples Distribution & Retail — 0.1%
	Consumer Staples Distribution & Retail — 0.1%
[d]	KeHE Distributors LLC/KeHE Finance Corp., 8.625% due 10/15/2026	5,168,000	5,159,473
[d]	U.S. Foods, Inc., 7.25% due 1/15/2032	3,975,000	3,970,985
			9,130,458
	Energy — 2.0%
	Energy Equipment & Services — 0.0%
[d,e,g]	Odebrecht Oil & Gas Finance Ltd. (Guaranty: Odebrecht Oleo e Gas SA), Zero coupon due 10/30/2023	2,337,727	53,534
[b,d,g,h]	Schahin II Finance Co. SPV Ltd., 5.875% due 9/25/2023	11,396,734	101,317
	Oil, Gas & Consumable Fuels — 2.0%
[d]	CITGO Petroleum Corp., 7.00% due 6/15/2025	10,750,000	10,591,223
[g]	Energian Israel Finance Ltd., 8.50% due 9/30/2033	3,565,000	3,561,649
[f]	Energy Transfer LP, 8.651% (TSFR3M + 3.28%) due 11/1/2066	13,820,000	11,408,825
[f]	Enterprise TE Partners LP, Series 1, 8.449% (SOFR + 3.13%) due 6/1/2067	7,000,000	6,463,940
	Kinder Morgan Energy Partners LP,
	5.00% due 3/1/2043	10,000,000	8,060,300
	5.80% due 3/15/2035	10,000,000	9,384,000
	Kinder Morgan, Inc.,
	5.30% due 12/1/2034	23,630,000	21,642,008
	5.55% due 6/1/2045	5,000,000	4,296,900
	ONEOK Partners LP, 4.90% due 3/15/2025	9,544,000	9,373,926
	Petroleos Mexicanos,
[g]	5.95% due 1/28/2031	12,070,000	8,629,809
[g]	6.50% due 6/2/2041	5,648,000	3,371,912
[g]	6.70% due 2/16/2032	3,000,000	2,226,240
	Petroleos Mexicanos (EUR), 3.75% due 2/21/2024	2,000,000	2,083,227
[e]	Summit Midstream Partners LP, Series A, 13.101% (SOFR + 7.78%) due 10/30/2023	16,097,000	11,765,780
	Sunoco LP/Sunoco Finance Corp., 5.875% due 3/15/2028	5,000,000	4,784,600
	Transcontinental Gas Pipe Line Co. LLC, 7.85% due 2/1/2026	32,700,000	34,000,479
	Williams Cos., Inc.,
	4.55% due 6/24/2024	69,318,000	68,572,831
	5.75% due 6/24/2044	14,198,000	12,827,893
			233,200,393
	Equity Real Estate Investment Trusts (REITs) — 0.3%
See notes to financial statements.	Thornburg Equity Funds Annual Report | 61

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Diversified REITs — 0.3%
[d]	Iron Mountain, Inc., 7.00% due 2/15/2029	$ 7,500,000	$ 7,311,300
[d]	SBA Tower Trust, 2.836% due 1/15/2050	5,000,000	4,785,704
	Trust Fibra Uno,
[d,g]	4.869% due 1/15/2030	1,618,000	1,368,019
[d,g]	5.25% due 1/30/2026	11,637,000	11,164,305
	Vornado Realty LP, 2.15% due 6/1/2026	8,186,500	6,953,040
	Real Estate Management & Development — 0.0%
[d]	Cushman & Wakefield U.S. Borrower LLC, 6.75% due 5/15/2028	3,000,000	2,766,300
	Retail REITs — 0.0%
	Retail Opportunity Investments Partnership LP, 6.75% due 10/15/2028	5,000,000	4,930,500
			39,279,168
	Financial Services — 0.5%
	Capital Markets — 0.3%
	Blue Owl Credit Income Corp., 7.75% due 9/16/2027	2,500,000	2,478,950
[d]	Burford Capital Global Finance LLC, 9.25% due 7/1/2031	7,500,000	7,573,200
[d]	Compass Group Diversified Holdings LLC, 5.25% due 4/15/2029	6,272,000	5,483,798
[d,g]	FORESEA Holding SA, 7.50% due 6/15/2030	1,520,371	1,415,253
[d]	LPL Holdings, Inc., 4.00% due 3/15/2029	1,000,000	870,670
[d]	StoneX Group, Inc., 8.625% due 6/15/2025	17,784,000	18,001,498
	Financial Services — 0.2%
	Antares Holdings LP,
[d]	3.75% due 7/15/2027	3,000,000	2,572,500
[d]	7.95% due 8/11/2028	3,000,000	2,979,750
[d]	8.50% due 5/18/2025	11,500,000	11,579,695
[d]	United Wholesale Mortgage LLC, 5.50% due 11/15/2025	5,000,000	4,756,100
			57,711,414
	Food, Beverage & Tobacco — 0.7%
	Beverages — 0.1%
[d,g]	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL, 5.25% due 4/27/2029	10,443,000	9,399,744
	Food Products — 0.1%
[d]	Darling Ingredients, Inc., 6.00% due 6/15/2030	4,050,000	3,837,415
[d]	Post Holdings, Inc., 5.50% due 12/15/2029	10,000,000	9,062,400
	Tobacco — 0.5%
[d,g]	Imperial Brands Finance plc, 6.125% due 7/27/2027	5,000,000	4,975,100
[d,g]	JT International Financial Services BV, 6.875% due 10/24/2032	5,000,000	5,292,650
[d]	Vector Group Ltd., 10.50% due 11/1/2026	44,464,000	44,531,141
			77,098,450
	Health Care Equipment & Services — 0.1%
	Health Care Providers & Services — 0.1%
	Tenet Healthcare Corp., 4.875% due 1/1/2026	7,184,000	6,888,019
			6,888,019
	Household & Personal Products — 0.1%
	Household Durables — 0.1%
	Newell Brands, Inc.,
	5.20% due 4/1/2026	3,700,000	3,486,547
	6.625% due 9/15/2029	6,300,000	6,018,138
			9,504,685
	Insurance — 0.8%
	Insurance — 0.8%
[d,g]	DaVinciRe Holdings Ltd., 4.75% due 5/1/2025	5,000,000	4,843,400
[f]	Enstar Finance LLC, 5.75% (5-Yr. CMT + 5.468%) due 9/1/2040	1,632,000	1,433,451
[g]	Enstar Group Ltd., 3.10% due 9/1/2031	8,354,000	6,289,225
	Fidelity National Financial, Inc., 3.40% due 6/15/2030	10,000,000	8,477,000
	Horace Mann Educators Corp., 7.25% due 9/15/2028	10,000,000	9,994,300
[d]	MetLife, Inc., 9.25% due 4/8/2068	12,000,000	13,567,680
[d,f,g]	QBE Insurance Group Ltd., 7.50% (USSW10 + 6.03%) due 11/24/2043	40,000,000	39,968,800
62 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Stewart Information Services Corp., 3.60% due 11/15/2031	$ 8,101,000	$ 5,942,894
			90,516,750
	Materials — 0.4%
	Chemicals — 0.1%
[d,g]	Nufarm Australia Ltd./Nufarm Americas, Inc., 5.00% due 1/27/2030	3,000,000	2,648,790
	OCP SA,
[d,g]	3.75% due 6/23/2031	2,000,000	1,578,660
[d,g]	4.50% due 10/22/2025	5,000,000	4,812,450
	Containers & Packaging — 0.1%
[d]	Matthews International Corp., Class C, 5.25% due 12/1/2025	14,969,000	14,348,535
[d]	Silgan Holdings, Inc., 1.40% due 4/1/2026	2,500,000	2,219,150
	Metals & Mining — 0.1%
[d]	Cleveland-Cliffs, Inc., 6.75% due 3/15/2026	5,000,000	4,989,500
[d]	Compass Minerals International, Inc., 6.75% due 12/1/2027	3,000,000	2,842,920
	Trading Companies & Distributors — 0.1%
[d]	Windsor Holdings III LLC, 8.50% due 6/15/2030	7,470,000	7,374,533
			40,814,538
	Media & Entertainment — 0.2%
	Media — 0.2%
[d]	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75% due 2/1/2032	8,000,000	6,400,480
	Sirius XM Radio, Inc.,
[d]	3.125% due 9/1/2026	5,000,000	4,466,700
[d]	5.00% due 8/1/2027	7,500,000	6,850,050
[d,g]	Telenet Finance Luxembourg Notes Sarl, 5.50% due 3/1/2028	10,000,000	9,033,200
			26,750,430
	Real Estate Management & Development — 0.0%
	Real Estate Management & Development — 0.0%
[d]	Greystar Real Estate Partners LLC, 7.75% due 9/1/2030	2,490,000	2,451,505
			2,451,505
	Semiconductors & Semiconductor Equipment — 0.1%
	Semiconductors & Semiconductor Equipment — 0.1%
[d]	Qorvo, Inc., 3.375% due 4/1/2031	9,800,000	7,767,480
			7,767,480
	Software & Services — 0.5%
	Information Technology Services — 0.0%
[d]	Science Applications International Corp., 4.875% due 4/1/2028	5,000,000	4,540,200
	Internet Software & Services — 0.3%
[d]	Arches Buyer, Inc., 4.25% due 6/1/2028	6,500,000	5,548,140
[d]	Cogent Communications Group, Inc., 7.00% due 6/15/2027	10,000,000	9,534,600
	Prosus NV,
[d,g]	3.061% due 7/13/2031	11,800,000	8,768,698
[d,g]	3.832% due 2/8/2051	5,000,000	2,759,700
[d,g]	4.027% due 8/3/2050	5,000,000	2,862,500
	Software — 0.2%
[d]	Fair Isaac Corp., 4.00% due 6/15/2028	7,000,000	6,255,130
[d]	GoTo Group, Inc., 5.50% due 9/1/2027	5,655,000	3,098,657
[d]	MSCI, Inc., 3.625% due 9/1/2030	3,000,000	2,513,340
[d]	Open Text Holdings, Inc., 4.125% due 2/15/2030	10,000,000	8,371,600
			54,252,565
	Technology Hardware & Equipment — 0.1%
	Electronic Equipment, Instruments & Components — 0.0%
	Vontier Corp.,
	2.40% due 4/1/2028	4,375,000	3,632,650
	2.95% due 4/1/2031	1,457,000	1,121,074
	Office Electronics — 0.0%
	CDW LLC/CDW Finance Corp., 4.25% due 4/1/2028	5,000,000	4,560,750
See notes to financial statements.	Thornburg Equity Funds Annual Report | 63

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Technology Hardware, Storage & Peripherals — 0.1%
[d,g]	Lenovo Group Ltd., 5.831% due 1/27/2028	$ 5,000,000	$ 4,906,450
			14,220,924
	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 1.0%
[g]	Deutsche Telekom International Finance BV (Guaranty: Deutsche Telekom AG), 8.75% due 6/15/2030	26,150,000	29,944,626
[g]	Telefonica Emisiones SA (Guaranty: Telefonica SA), 7.045% due 6/20/2036	85,390,000	87,867,164
	Wireless Telecommunication Services — 0.3%
	Digicel International Finance Ltd./Digicel International Holdings Ltd.,
[b,d,g,h]	due 12/31/2026	10,003,281	195,564
[d,g]	8.75% due 5/25/2024	36,785,955	33,110,799
			151,118,153
	Transportation — 0.1%
	Passenger Airlines — 0.1%
	American Airlines Pass Through Trust,
	Series 2016-3 Class B, 3.75% due 4/15/2027	9,478,714	8,856,057
	Series 2019-1 Class B, 3.85% due 8/15/2029	6,762,929	5,956,855
			14,812,912
	Utilities — 0.1%
	Electric Utilities — 0.1%
[d,g]	AES Espana BV, 5.70% due 5/4/2028	2,000,000	1,793,140
[g]	Comision Federal de Electricidad, 5.00% due 9/29/2036	9,884,000	8,415,732
			10,208,872
	Total Corporate Bonds (Cost $968,664,305)		976,376,946
	Other Government — 0.1%
[d,g]	Finance Department Government of Sharjah, 6.50% due 11/23/2032	4,786,000	4,750,679
[d,g]	Nigeria Government International Bond, 7.625% due 11/28/2047	6,000,000	3,982,860
	Total Other Government (Cost $8,317,496)		8,733,539
	Mortgage Backed — 1.7%
[d,f]	Angel Oak Mortgage Trust, Whole Loan Securities Trust CMO, Series 2022-6 Class A3, 4.30% due 7/25/2067	4,558,364	3,947,263
[d,f]	Barclays Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2022-INV1 Class A3, 4.53% due 2/25/2062	15,464,722	13,682,359
[f]	Bear Stearns ARM Trust, Whole Loan Securities Trust CMO, Series 2003-6 Class 2B1, 6.053% due 8/25/2033	24,047	24,047
	Chase Home Lending Mortgage Trust, Whole Loan Securities Trust CMO,
[d,f]	Series 2019-1 Class B4, 3.892% due 3/25/2050	1,021,382	793,696
[d,f]	Series 2019-1 Class B5, 3.892% due 3/25/2050	477,826	289,958
[d,f]	Series 2019-1 Class B6, 3.892% due 3/25/2050	745,503	297,140
[d,f]	Chase Mortgage Finance Corp., Whole Loan Securities Trust CMO, Series 2016-SH2 Class M4, 3.75% due 12/25/2045	723,944	613,383
	CIM Trust, Whole Loan Securities Trust CMO,
[d,f,i]	Series 2020-J1 Class AIO1, 0.443% due 7/25/2050	57,485,556	905,599
[d,f,i]	Series 2020-J1 Class AIO2, 0.50% due 7/25/2050	51,272,423	994,634
[d,f,i]	Series 2020-J1 Class AIOS, 0.20% due 6/25/2050	70,213,112	463,912
[d,f]	Series 2020-J1 Class B4, 3.443% due 7/25/2050	1,349,503	1,028,845
[d,f]	Series 2020-J1 Class B5, 3.443% due 7/25/2050	678,852	370,401
[d,f]	Series 2020-J1 Class B6, 3.443% due 7/25/2050	1,294,844	448,616
[d,f,i]	Series 2020-J2 Class AX1, 0.259% due 1/25/2051	106,093,823	1,052,811
[d,f,i]	Series 2020-J2 Class AXS, 0.21% due 1/25/2051	113,013,458	938,769
[d,f]	Series 2020-J2 Class B4, 2.759% due 1/25/2051	491,000	178,011
[d,f]	Series 2020-J2 Class B5, 2.759% due 1/25/2051	164,000	57,977
[d,f]	Series 2020-J2 Class B6, 2.759% due 1/25/2051	655,000	167,104
[d,f]	Series 2023-I1 Class M1, 7.143% due 4/25/2058	5,000,000	4,744,860
	Citigroup Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[f]	Series 2004-HYB2 Class B1, 4.655% due 3/25/2034	182,557	156,475
[d,f]	Series 2020-EXP1 Class B1, 4.467% due 5/25/2060	2,150,000	1,612,128
[d,f]	Series 2020-EXP1 Class B2, 4.467% due 5/25/2060	1,450,000	967,085
[d,f]	Series 2020-EXP1 Class B3, 4.467% due 5/25/2060	725,000	413,958
[d,i]	Series 2020-EXP1 Class XS, due 5/25/2060	37,557,644	1,510,418
[d,f]	Series 2020-EXP2 Class B5, 3.862% due 8/25/2050	585,000	296,473
64 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d,f]	Series 2020-EXP2 Class B6, 3.862% due 8/25/2050	$ 1,400,000	$ 561,637
[d,f]	Series 2021-J1 Class B4, 2.611% due 4/25/2051	379,000	144,034
[d,f]	Series 2021-J1 Class B5, 2.611% due 4/25/2051	615,000	200,455
[d,f]	Series 2021-J1 Class B6, 2.611% due 4/25/2051	459,574	118,361
[d,f]	Series 2021-J3 Class B4, 2.859% due 9/25/2051	1,033,000	378,104
[d,f]	Series 2021-J3 Class B6, 2.859% due 9/25/2051	590,000	161,594
	CSMC Trust, Whole Loan Securities Trust CMO,
[d,f]	Series 2020-AFC1 Class M1, 2.841% due 2/25/2050	3,808,500	2,725,164
[d,f,i]	Series 2021-AFC1 Class AIOS, 0.25% due 3/25/2056	84,775,553	686,487
[d,f]	Series 2021-AFC1 Class B3, 4.339% due 3/25/2056	215,000	137,358
[d,f,i]	Series 2021-AFC1 Class XS, 3.299% due 3/25/2056	84,775,553	14,381,303
[d,f]	Series 2022-NQM5 Class A3, 5.169% due 5/25/2067	3,814,739	3,680,485
[d]	DC Office Trust, CMBS, Series 2019-MTC Class A, 2.965% due 9/15/2045	3,025,000	2,385,583
	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO,
[d,f,i]	Series 2020-2 Class AX1, 0.668% due 8/25/2050	107,361,205	2,563,227
[d,f,i]	Series 2020-2 Class AX2, 0.50% due 8/25/2050	18,401,152	352,408
[d,f]	Series 2020-2 Class B4, 3.668% due 8/25/2050	834,648	597,428
[d,f]	Series 2020-2 Class B5, 3.668% due 8/25/2050	2,503,943	1,756,976
[d,f]	Series 2020-2 Class B6C, 3.607% due 8/25/2050	3,338,591	1,575,889
[d,f,i]	Series 2021-13IN Class AX1, 0.184% due 12/30/2051	170,017,062	1,321,968
[d,f,i]	Series 2021-13IN Class AX17, 0.18% due 12/30/2051	14,094,679	125,297
[d,f,i]	Series 2021-13IN Class AX4, 0.50% due 12/30/2051	12,861,394	331,664
[d,f]	Series 2021-13IN Class B4, 3.364% due 12/30/2051	2,408,694	1,552,676
[d,f]	Series 2021-13IN Class B5, 3.364% due 12/30/2051	472,104	278,525
[d,f]	Series 2021-13IN Class B6C, 3.158% due 12/30/2051	4,142,954	2,030,379
[d,f]	Galton Funding Mortgage Trust, Whole Loan Securities Trust CMO, Series 2020-H1 Class B1, 3.386% due 1/25/2060	4,379,900	2,806,709
	GS Mortgage-Backed Securities Trust, Whole Loan Securities Trust CMO,
[d,f,i]	Series 2020-INV1 Class A11X, 3.412% due 10/25/2050	1,425,322	210,880
[d,f,i]	Series 2020-INV1 Class A12X, 2.924% due 10/25/2050	17,065,757	2,164,230
[d,f,i]	Series 2020-INV1 Class AIOS, 0.19% due 10/25/2050	91,340,989	634,902
[d,f,i]	Series 2020-INV1 Class AX1, due 10/25/2050	61,704,446	617
[d,f,i]	Series 2020-INV1 Class AX2, 0.424% due 10/25/2050	3,075,695	35,870
[d,f,i]	Series 2020-INV1 Class AX4, 0.926% due 10/25/2050	3,311,248	84,732
[d,f]	Series 2020-INV1 Class B4, 3.85% due 10/25/2050	1,880,981	1,343,817
[d,f]	Series 2020-INV1 Class B5, 3.85% due 10/25/2050	1,885,433	1,424,921
[d,f]	Series 2020-INV1 Class B6, 3.85% due 10/25/2050	4,402,312	2,492,926
[d,f,i]	Series 2020-INV1 Class BX, 0.35% due 10/25/2050	21,467,614	248,458
[d]	Houston Galleria Mall Trust, CMBS, Series 2015-HGLR Class A1A2, 3.087% due 3/5/2037	8,033,750	7,525,084
	JPMorgan Mortgage Trust, Whole Loan Securities Trust CMO,
[d,f]	Series 2016-5 Class B5, 6.87% due 12/25/2046	1,999,979	1,670,879
[d,f,i]	Series 2020-3 Class AX1, 0.144% due 8/25/2050	14,845,333	51,827
[d,f,i]	Series 2020-4 Class A11X, (5.14% - TSFR1M) due 11/25/2050	2,866,395	117,901
[d,f,i]	Series 2020-4 Class A3X, 0.50% due 11/25/2050	12,994,325	241,858
[d,f,i]	Series 2020-4 Class AX1, 0.097% due 11/25/2050	47,996,356	139,746
[d,f,i]	Series 2020-4 Class AX3, 3.50% due 11/25/2050	1,327,937	173,898
[d,f,i]	Series 2020-4 Class AX4, 0.55% due 11/25/2050	3,064,654	62,722
[d,f]	Series 2020-4 Class B4, 3.647% due 11/25/2050	1,938,649	1,511,862
[d,f]	Series 2020-4 Class B5, 3.647% due 11/25/2050	894,904	593,350
[d,f]	Series 2020-4 Class B6, 3.078% due 11/25/2050	1,582,548	580,731
[d,f]	Series 2020-7 Class B4, 3.505% due 1/25/2051	2,365,597	1,796,844
[d,f]	Series 2020-7 Class B5, 3.505% due 1/25/2051	1,657,781	819,232
[d,f]	Series 2020-7 Class B6, 3.505% due 1/25/2051	2,289,984	773,993
[d,f]	Series 2021-11 Class B5, 3.026% due 1/25/2052	3,707,295	2,188,545
[d,f]	Series 2021-11 Class B6, 2.922% due 1/25/2052	4,257,287	1,699,519
[d,f]	Series 2022-2 Class B4, 3.131% due 8/25/2052	3,249,534	2,002,362
[d,f]	Series 2022-2 Class B5, 3.131% due 8/25/2052	1,726,014	882,023
[d,f]	Series 2022-2 Class B6, 2.978% due 8/25/2052	1,802,416	514,538
[d,f]	Series 2022-3 Class B4, 3.113% due 8/25/2052	2,667,671	1,625,737
[d,f]	Series 2022-3 Class B5, 3.113% due 8/25/2052	1,697,873	637,915
[d,f]	Series 2022-3 Class B6, 2.219% due 8/25/2052	1,442,801	412,757
	Mello Mortgage Capital Acceptance, Whole Loan Securities Trust CMO,
[d,f,i]	Series 2021-INV2 Class AX1, 0.125% due 8/25/2051	102,218,774	496,333
[d,f,i]	Series 2021-INV2 Class AX4, 0.70% due 8/25/2051	7,003,848	262,180
See notes to financial statements.	Thornburg Equity Funds Annual Report | 65

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d,f]	Series 2021-INV2 Class B5, 3.325% due 8/25/2051	$ 315,108	$ 192,555
[d,f]	Series 2021-INV2 Class B6, 3.136% due 8/25/2051	1,523,275	633,023
[d,f,i]	Series 2021-INV3 Class AX1, 0.166% due 10/25/2051	122,612,498	827,168
[d,f,i]	Series 2021-INV3 Class AX4, 0.55% due 10/25/2051	9,929,885	259,123
[d,f]	Series 2021-INV3 Class B5, 3.216% due 10/25/2051	440,472	266,525
[d,f]	Series 2021-INV3 Class B6, 3.014% due 10/25/2051	1,924,920	815,761
[f]	Merrill Lynch Mortgage Investors Trust, Whole Loan Securities Trust CMO, Series 2004-A4 Class M1, 4.765% due 8/25/2034	928,823	906,452
	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[d,f,i]	Series 2021-INV1 Class AX1, 0.751% due 6/25/2051	100,219,283	3,550,418
[d,f]	Series 2021-INV1 Class B5, 3.251% due 6/25/2051	1,090,192	660,539
[d,f]	Series 2021-INV1 Class B6, 2.805% due 6/25/2051	1,955,469	914,274
[d]	NYC Commercial Mortgage Trust, CMBS, Series 2021-909 Class A, 2.941% due 4/10/2043	5,000,000	3,517,480
[d,f]	Onslow Bay Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2021-NQM4 Class A1, 1.957% due 10/25/2061	19,319,773	14,944,566
[d,f]	PRPM LLC, Whole Loan Securities Trust CMO, Series 2022-NQM1 Class A1, 5.50% due 8/25/2067	9,225,443	9,002,293
[d,f]	Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2019-3 Class B1, 3.81% due 9/25/2059	1,500,000	1,339,269
[d,f]	Saluda Grade Alternative Mortgage Trust, Whole Loan Securities Trust CMO, Series 2020-FIG1 Class C, due 9/25/2050	18,163,801	6,360,854
[d,f]	Sequoia Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-7 Class B3, 3.724% due 10/25/2047	2,059,889	1,735,880
	SG Residential Mortgage Trust, Whole Loan Securities Trust CMO,
[d,f,i]	Series 2019-3 Class AIOS, 0.375% due 9/25/2059	54,013,818	254,383
[d,f]	Series 2019-3 Class B2, 5.663% due 9/25/2059	7,910,000	5,881,887
[d,f]	Series 2019-3 Class B3, 5.935% due 9/25/2059	3,366,214	2,564,491
[a,d,f]	Series 2019-3 Class C, due 9/25/2059	950	950
[d]	Series 2019-3 Class XS1, due 9/25/2059	53,387,893	534
[d]	Series 2019-3 Class XS2, due 9/25/2059	53,387,893	2,114,817
[d,f]	Starwood Mortgage Residential Trust, Whole Loan Securities Trust CMO, Series 2019-INV1 Class B1, 3.657% due 9/27/2049	10,000,000	8,144,587
[d,f]	Visio Trust, Whole Loan Securities Trust CMO, Series 2022-1 Class M1, 5.928% due 8/25/2057	5,351,000	4,707,186
	Wells Fargo Mortgage Backed Securities Trust, Whole Loan Securities Trust CMO,
[d,f,i]	Series 2020-3 Class AIO1, 0.183% due 6/25/2050	165,540,107	1,148,964
[d,f]	Series 2020-3 Class B5, 3.183% due 6/25/2050	1,046,000	448,985
[d,f]	Series 2020-3 Class B6, 3.183% due 6/25/2050	1,912,755	616,966
[d,f,i]	Series 2021-INV1 Class AIO2, 0.50% due 8/25/2051	183,683,093	4,645,529
[d,f]	Series 2021-INV1 Class B4, 3.315% due 8/25/2051	3,365,113	2,224,682
[d,f]	Series 2021-INV1 Class B5, 3.315% due 8/25/2051	2,595,944	1,612,330
[d,f]	Series 2021-INV1 Class B6, 3.315% due 8/25/2051	2,002,218	722,563
	Total Mortgage Backed (Cost $204,165,222)		193,247,856
	Loan Participations — 0.2%
	Commercial & Professional Services — 0.1%
	Commercial Services & Supplies — 0.1%
[j]	Imagefirst Holdings LLC, 10.29% - 10.468% (SOFR + 4.75%) due 4/27/2028	4,566,548	4,526,591
	Professional Services — 0.0%
[j]	VT Topco, Inc., 9.661% (SOFR + 4.25%) due 8/10/2030	1,000,000	999,170
			5,525,761
	Media & Entertainment — 0.0%
	Media — 0.0%
[k]	Simon & Schuster, Inc., due 9/27/2030	1,500,000	1,488,750
			1,488,750
	Semiconductors & Semiconductor Equipment — 0.1%
	Information Technology Services — 0.1%
[j]	Xperi Corporation, 8.931% (SOFR + 3.50%) due 6/8/2028	8,167,432	8,143,583
			8,143,583
	Software & Services — 0.0%
	Information Technology Services — 0.0%
[j]	Vericast Corp., 13.402% (SOFR + 7.75%) due 6/16/2026	36,168	32,867
	Software — 0.0%
[j]	GoTo Group, Inc., 10.269% (SOFR + 4.75%) due 8/31/2027	2,961,929	1,952,859
			1,985,726
	Total Loan Participations (Cost $17,261,464)		17,143,820
66 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Short-Term Investments — 5.4%
[c]	Thornburg Capital Management Fund	61,652,320	$ 616,523,198
	Total Short-Term Investments (Cost $616,523,198)		616,523,198
	Total Investments — 98.8% (Cost $9,739,682,281)		$11,286,659,195
	Other Assets Less Liabilities — 1.2%		142,854,205
	Net Assets — 100.0%		$11,429,513,400

Outstanding Forward Currency Contracts To Buy Or Sell At September 30, 2023
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Swiss Franc	SSB	Sell	16,500,000	10/17/2023	18,052,467	$ 1,110,228	$ —
Swiss Franc	SSB	Sell	1,913,000	10/17/2023	2,092,992	95,344	—
Swiss Franc	SSB	Buy	3,119,800	10/17/2023	3,413,339	—	(157,028)
Swiss Franc	SSB	Buy	3,069,400	10/17/2023	3,358,196	—	(147,574)
Euro	SSB	Sell	738,779,900	10/17/2023	781,521,890	23,812,105	—
Euro	BBH	Sell	738,779,900	10/17/2023	781,521,890	23,977,223	—
Great Britain Pound	SSB	Sell	301,035,700	10/17/2023	367,324,540	27,706,848	—

Total						$ 76,701,748	$ (304,602)

Net unrealized appreciation (depreciation)						$ 76,397,146

*	Counterparties include State Street Bank and Trust Company (“SSB”) and Brown Brothers Harriman & Co. (“BBH”).

Footnote Legend
a	Security currently fair valued by the Valuation and Pricing Committee.
b	Non-income producing.
c	Investment in Affiliates.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2023, the aggregate value of these securities in the Fund’s portfolio was $885,060,003, representing 7.74% of the Fund’s net assets.
e	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
f	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2023.
g	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
h	Bond in default.
i	Interest only.
j	The stated coupon rate represents the greater of the SOFR or the SOFR floor rate plus a spread at September 30, 2023.
k	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be effective at the time of settlement and will be based upon the SOFR plus a premium which was determined at the time of purchase.
See notes to financial statements.	Thornburg Equity Funds Annual Report | 67

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2023
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ABS	Asset Backed Securities
ADR	American Depositary Receipt
ARM	Adjustable Rate Mortgage
CMBS	Commercial Mortgage-Backed Securities
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Rate
EUR	Denominated in Euro
SOFR	Secured Overnight Financing Rate
SPV	Special Purpose Vehicle
TSFR1M	Term SOFR 1 Month
TSFR3M	Term SOFR 3 Month
USSW10	USD 10 Year Swap Rate
COUNTRY EXPOSURE * (percent of net assets)
United States	37.6%
France	15.0%
United Kingdom	8.1%
Netherlands	5.0%
Italy	4.9%
Australia	4.1%
Taiwan	2.6%
South Korea	2.5%
Germany	2.4%
Spain	2.3%
Canada	1.9%
Switzerland	1.5%
Norway	1.3%
Brazil	1.0%
Singapore	0.9%
Belgium	0.5%
Mexico	0.3%
Jamaica	0.3%
India	0.3%
Turkey	0.2%
China	0.2%
Nigeria	0.1%
Ireland	0.1%
Guatemala	0.1%
Morocco	0.1%
Japan	0.1%
Bermuda	0.0%**
United Arab Emirates	0.0%**
Luxembourg	0.0%**
Israel	0.0%**
Russian Federation	0.0%**
Dominican Republic	0.0%**
Other Assets Less Liabilities	6.6%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
**	Country percentage was less than 0.1%.
68 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Summit Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT/ NOTIONAL AMOUNT	VALUE
	Common Stock — 50.5%
	Banks — 2.4%
	Banks — 2.4%
	BNP Paribas SA	6,525	$ 416,879
	HDFC Bank Ltd.	40,640	746,744
	JPMorgan Chase & Co.	5,242	760,195
			1,923,818
	Capital Goods — 2.2%
	Aerospace & Defense — 0.6%
	L3Harris Technologies, Inc.	2,560	445,747
	Electrical Equipment — 1.0%
	Vertiv Holdings Co. Class A	22,612	841,166
	Machinery — 0.6%
	Otis Worldwide Corp.	6,060	486,679
			1,773,592
	Consumer Discretionary Distribution & Retail — 3.0%
	Broadline Retail — 2.1%
[a]	Amazon.com, Inc.	9,760	1,240,691
[a]	MercadoLibre, Inc.	338	428,544
	Specialty Retail — 0.9%
	Home Depot, Inc.	2,406	726,997
			2,396,232
	Consumer Durables & Apparel — 0.8%
	Textiles, Apparel & Luxury Goods — 0.8%
	LVMH Moet Hennessy Louis Vuitton SE	898	680,158
			680,158
	Consumer Services — 2.0%
	Diversified Consumer Services — 0.8%
	Service Corp. International	11,227	641,511
	Hotels, Restaurants & Leisure — 1.2%
	Wyndham Hotels & Resorts, Inc.	5,417	376,698
	Yum China Holdings, Inc.	11,350	640,335
			1,658,544
	Consumer Staples Distribution & Retail — 0.5%
	Consumer Staples Distribution & Retail — 0.5%
	Costco Wholesale Corp.	727	410,726
			410,726
	Energy — 4.5%
	Energy Equipment & Services — 0.8%
	Liberty Energy, Inc. Class A	32,680	605,234
	Oil, Gas & Consumable Fuels — 3.7%
	Chesapeake Energy Corp.	9,283	800,473
	Enbridge, Inc.	19,134	634,630
	Shell plc	17,809	566,252
	TotalEnergies SE	15,289	1,007,197
			3,613,786
	Financial Services — 4.9%
	Capital Markets — 1.9%
	Charles Schwab Corp.	17,608	966,679
	CME Group, Inc.	2,781	556,812
	Consumer Finance — 0.3%
	SBI Cards & Payment Services Ltd.	26,865	256,223
	Financial Services — 2.7%
See notes to financial statements.	Thornburg Equity Funds Annual Report | 69

Schedule of Investments, Continued
Thornburg Summit Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT/ NOTIONAL AMOUNT	VALUE
	Mastercard, Inc. Class A	2,211	$ 875,357
	Visa, Inc. Class A	5,747	1,321,868
			3,976,939
	Food, Beverage & Tobacco — 2.3%
	Beverages — 1.1%
	Kweichow Moutai Co. Ltd. Class A	3,500	861,841
	Food Products — 1.2%
	Nestle SA	8,838	1,001,643
			1,863,484
	Health Care Equipment & Services — 0.8%
	Health Care Equipment & Supplies — 0.8%
	Medtronic plc	8,377	656,422
			656,422
	Insurance — 1.3%
	Insurance — 1.3%
	NN Group NV	31,736	1,021,350
			1,021,350
	Materials — 1.3%
	Chemicals — 0.7%
	Linde plc	1,601	596,132
	Metals & Mining — 0.6%
	Glencore plc	76,743	439,987
			1,036,119
	Media & Entertainment — 2.6%
	Entertainment — 0.5%
	Nintendo Co. Ltd.	8,649	360,568
	Interactive Media & Services — 2.1%
[a]	Alphabet, Inc. Class A	13,124	1,717,407
			2,077,975
	Pharmaceuticals, Biotechnology & Life Sciences — 6.5%
	Biotechnology — 2.5%
[a]	BioMarin Pharmaceutical, Inc.	18,889	1,671,299
[a]	Sarepta Therapeutics, Inc.	3,284	398,086
	Life Sciences Tools & Services — 0.5%
[a]	Repligen Corp.	2,541	404,044
	Pharmaceuticals — 3.5%
	AstraZeneca plc	3,658	495,496
	Merck & Co., Inc.	5,273	542,855
	Novo Nordisk AS Class B	7,212	658,281
	Pfizer, Inc.	12,340	409,318
	Roche Holding AG	2,647	724,249
			5,303,628
	Semiconductors & Semiconductor Equipment — 6.4%
	Semiconductors & Semiconductor Equipment — 6.4%
[a]	Advanced Micro Devices, Inc.	3,874	398,325
	ASML Holding NV	1,516	896,120
	Broadcom, Inc.	829	688,551
	NVIDIA Corp.	2,898	1,260,601
	SK Hynix, Inc.	9,016	766,367
	Taiwan Semiconductor Manufacturing Co. Ltd.	73,000	1,182,726
			5,192,690
	Software & Services — 5.1%
	Information Technology Services — 1.4%
	HCL Technologies Ltd.	26,881	400,425
70 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Summit Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT/ NOTIONAL AMOUNT	VALUE
	Nomura Research Institute Ltd.	27,100	$ 705,971
	Software — 3.7%
[a]	Crowdstrike Holdings, Inc. Class A	2,918	488,415
	Microsoft Corp.	4,524	1,428,453
	SAP SE	5,082	659,905
[a]	ServiceNow, Inc.	755	422,015
			4,105,184
	Technology Hardware & Equipment — 2.0%
	Electronic Equipment, Instruments & Components — 0.8%
	Keyence Corp.	1,719	638,413
	Technology Hardware, Storage & Peripherals — 1.2%
	Apple, Inc.	5,824	997,127
			1,635,540
	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 0.5%
	Deutsche Telekom AG	19,597	411,643
	Wireless Telecommunication Services — 1.0%
	KDDI Corp.	25,500	781,006
			1,192,649
	Transportation — 0.4%
	Ground Transportation — 0.4%
	Canadian Pacific Kansas City Ltd.	3,950	293,919
			293,919
	Total Common Stock (Cost $37,065,851)		40,812,755
	Asset Backed Securities — 5.1%
	Auto Receivables — 2.1%
[b]	ACC Auto Trust, Series 2022-A Class A, 4.58% due 7/15/2026	$ 144,110	142,697
	CarMax Auto Owner Trust, Series 2021-1 Class A3, 0.34% due 12/15/2025	236,604	230,523
[b]	Credit Suisse ABS Trust Series 2020-AT1 Class CERT, due 6/15/2026	5,883	65,131
[b]	Exeter Automobile Receivables Trust, Series 2019-3A Class D, 3.11% due 8/15/2025	114,796	113,609
	Flagship Credit Auto Trust,
[b]	Series 2019-4 Class R, due 3/15/2027	5,000	300,560
[b]	Series 2022-1 Class A, 1.79% due 10/15/2026	242,500	237,076
[b]	Foursight Capital Automobile Receivables Trust, Series 2022-2 Class A2, 4.49% due 3/16/2026	157,946	157,362
[b]	GLS Auto Receivables Issuer Trust, Series 2022-1A Class A, 1.98% due 8/15/2025	61,847	61,668
	Harley-Davidson Motorcycle Trust, Series 2021-B Class A3, 0.56% due 11/16/2026	312,074	302,726
[b]	Westlake Automobile Receivables Trust, Series 2020-3A Class C, 1.24% due 11/17/2025	75,997	75,519
			1,686,871
	Other Asset Backed — 2.9%
[b]	Amur Equipment Finance Receivables IX LLC, Series 2021-1A Class F, 6.09% due 2/20/2029	600,000	564,209
[b]	Aqua Finance Trust, Series 2019-A Class B, 3.47% due 7/16/2040	163,047	149,174
[b,c]	ECAF I Ltd., Series 2015-1A Class A2, 4.947% due 6/15/2040	162,565	100,784
[b]	Foundation Finance Trust, Series 2019-1A Class A, 3.86% due 11/15/2034	15,193	14,948
[b,d]	Goldman Home Improvement Trust Issuer Trust Series 2021-GRN2 Class R, due 6/20/2051	2,000	136,050
[b]	LendingPoint Pass-Through Trust, Series 2022-ST1 Class A, 2.50% due 3/15/2028	100,686	96,977
	Marlette Funding Trust,
[b]	Series 2021-1A Class R, due 6/16/2031	1,200	45,248
[b]	Series 2021-2A Class R, due 9/15/2031	1,150	45,903
[b]	Series 2021-3A Class R, due 12/15/2031	1,200	116,627
[b]	Mosaic Solar Loan Trust Series 2021-2A Class R, due 4/22/2047	1,150,000	147,253
	Pagaya AI Debt Trust,
[b]	Series 2022-1 Class A, 2.03% due 10/15/2029	202,493	198,284
[b,e]	Series 2023-5 Class AB, 7.277% due 4/15/2031	200,000	201,037
[b,e]	SBA Tower Trust, Series 2014-2A Class C, 3.869% due 10/15/2049	30,000	29,198
[b]	Sierra Timeshare Receivables Funding LLC, Series 2019-1A Class A, 3.20% due 1/20/2036	11,436	11,205
[b]	SPS Servicer Advance Receivables Trust, Series 2020-T2 Class A, 1.83% due 11/15/2055	100,000	90,086
See notes to financial statements.	Thornburg Equity Funds Annual Report | 71

Schedule of Investments, Continued
Thornburg Summit Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT/ NOTIONAL AMOUNT	VALUE
	Upstart Pass-Through Trust,
[b]	Series 2021-ST4 Class CERT, due 7/20/2027	$ 500,000	$ 85,741
[b]	Series 2021-ST7 Class A, 1.85% due 9/20/2029	72,234	71,243
	Upstart Securitization Trust,
[b,f]	Series 2018-2 Class CERT, due 12/22/2025	8,000	93,553
[b]	Series 2020-1 Class C, 4.899% due 4/22/2030	151,589	150,374
			2,347,894
	Student Loan — 0.1%
[b]	SMB Private Education Loan Trust, Series 2020-B Class A1A, 1.29% due 7/15/2053	121,926	108,411
			108,411
	Total Asset Backed Securities (Cost $4,788,053)		4,143,176
	Corporate Bonds — 13.5%
	Automobiles & Components — 0.8%
	Automobiles — 0.4%
[b]	Hyundai Capital America, 0.875% due 6/14/2024	300,000	289,146
	Construction & Engineering — 0.2%
[b,c]	IHS Netherlands Holdco BV, 8.00% due 9/18/2027	200,000	167,496
	Trading Companies & Distributors — 0.2%
[b]	LKQ Corp., 6.25% due 6/15/2033	200,000	193,450
			650,092
	Banks — 0.1%
	Banks — 0.1%
[e,g]	Bank of New York Mellon Corp., Series F, 4.625% (TSFR3M + 3.39%) due 9/20/2026	100,000	90,322
			90,322
	Capital Goods — 0.8%
	Aerospace & Defense — 0.5%
[b]	TransDigm, Inc., 6.75% due 8/15/2028	400,000	394,228
	Machinery — 0.3%
[b]	Regal Rexnord Corp., 6.05% due 2/15/2026	250,000	246,795
			641,023
	Commercial Services — 0.3%
	Food Products — 0.3%
[b]	Darling Global Finance BV (EUR), 3.625% due 5/15/2026	200,000	205,274
			205,274
	Consumer Services — 0.3%
	Hotels, Restaurants & Leisure — 0.3%
[b]	Six Flags Entertainment Corp., 7.25% due 5/15/2031	250,000	234,900
			234,900
	Energy — 0.5%
	Oil, Gas & Consumable Fuels — 0.5%
[c]	Ecopetrol SA, 8.875% due 1/13/2033	171,000	167,043
	Petroleos Mexicanos,
[c]	5.95% due 1/28/2031	120,000	85,798
[c]	6.50% due 6/2/2041	200,000	119,402
			372,243
	Equity Real Estate Investment Trusts (REITs) — 0.6%
	Diversified REITs — 0.3%
	Extra Space Storage LP, 5.70% due 4/1/2028	250,000	246,740
	Service Properties Trust, 4.95% due 2/15/2027	40,000	33,803
	Real Estate Management & Development — 0.3%
[b]	Cushman & Wakefield U.S. Borrower LLC, 6.75% due 5/15/2028	250,000	230,525
			511,068
72 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Summit Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT/ NOTIONAL AMOUNT	VALUE
	Financial Services — 1.4%
	Capital Markets — 1.1%
	Blue Owl Technology Finance Corp.,
	2.50% due 1/15/2027	$ 168,000	$ 141,054
[b]	4.75% due 12/15/2025	11,000	10,177
[b]	Burford Capital Global Finance LLC, 9.25% due 7/1/2031	250,000	252,440
[b]	Compass Group Diversified Holdings LLC, 5.00% due 1/15/2032	250,000	202,988
[b,h]	GTCR W-2 Merger Sub LLC/GTCR W Dutch Finance Sub BV (GBP), 8.50% due 1/15/2031	250,000	311,976
	Financial Services — 0.3%
[e]	Truist Financial Corp., 6.047% (SOFR + 2.05%) due 6/8/2027	200,000	197,734
			1,116,369
	Food, Beverage & Tobacco — 0.3%
	Tobacco — 0.3%
[b]	Vector Group Ltd., 10.50% due 11/1/2026	251,000	251,379
			251,379
	Industrials — 0.6%
	Transportation Infrastructure — 0.6%
	Penske Truck Leasing Co. LP/PTL Finance Corp.,
[b]	6.05% due 8/1/2028	250,000	246,918
[b]	6.20% due 6/15/2030	200,000	197,046
			443,964
	Insurance — 1.0%
	Insurance — 1.0%
[c]	Pentair Finance Sarl, 5.90% due 7/15/2032	400,000	390,644
[b]	Principal Life Global Funding II, 5.50% due 6/28/2028	250,000	244,297
	Reinsurance Group of America, Inc., 6.00% due 9/15/2033	200,000	192,920
			827,861
	Materials — 1.3%
	Chemicals — 0.5%
	FMC Corp., 5.15% due 5/18/2026	200,000	194,232
[b,c]	NOVA Chemicals Corp., 5.25% due 6/1/2027	250,000	216,877
	Metals & Mining — 0.8%
[b]	Compass Minerals International, Inc., 6.75% due 12/1/2027	500,000	473,820
[b,c]	POSCO, 5.625% due 1/17/2026	200,000	199,048
			1,083,977
	Media & Entertainment — 0.7%
	Media — 0.7%
[b]	CCO Holdings LLC/CCO Holdings Capital Corp.,4.25% due 2/1/2031 - 1/15/2034	750,000	582,497
			582,497
	Pharmaceuticals, Biotechnology & Life Sciences — 0.1%
	Life Sciences Tools & Services — 0.1%
[b]	Avantor Funding, Inc. (EUR), 2.625% due 11/1/2025	100,000	101,022
			101,022
	Semiconductors & Semiconductor Equipment — 0.7%
	Semiconductors & Semiconductor Equipment — 0.7%
	Intel Corp., 4.875% due 2/10/2026	200,000	197,492
[b]	Qorvo, Inc., 3.375% due 4/1/2031	200,000	158,520
[b,c]	SK Hynix, Inc., 6.25% due 1/17/2026	200,000	199,830
			555,842
	Software & Services — 0.9%
	Internet Software & Services — 0.3%
[b]	Prosus NV (EUR), 1.288% due 7/13/2029	285,000	228,142
See notes to financial statements.	Thornburg Equity Funds Annual Report | 73

Schedule of Investments, Continued
Thornburg Summit Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT/ NOTIONAL AMOUNT	VALUE
	Software — 0.6%
[b]	GoTo Group, Inc., 5.50% due 9/1/2027	$ 239,000	$ 130,960
[b]	Open Text Holdings, Inc., 4.125% due 2/15/2030	400,000	334,864
			693,966
	Technology Hardware & Equipment — 1.3%
	Electronic Equipment, Instruments & Components — 0.4%
	Arrow Electronics, Inc., 6.125% due 3/1/2026	300,000	298,440
	Office Electronics — 0.2%
	CDW LLC/CDW Finance Corp., 3.25% due 2/15/2029	250,000	213,355
	Technology Hardware, Storage & Peripherals — 0.7%
	Dell International LLC/EMC Corp., 4.90% due 10/1/2026	250,000	243,990
[b,c]	Lenovo Group Ltd., 5.831% due 1/27/2028	300,000	294,387
			1,050,172
	Telecommunication Services — 0.3%
	Diversified Telecommunication Services — 0.3%
	AT&T, Inc., 5.539% due 2/20/2026	250,000	248,198
			248,198
	Utilities — 1.5%
	Electric Utilities — 1.5%
	AEP Texas, Inc., 5.40% due 6/1/2033	300,000	285,807
	American Electric Power Co., Inc., 5.699% due 8/15/2025	250,000	248,508
	Black Hills Corp., 6.15% due 5/15/2034	250,000	243,260
[b]	ITC Holdings Corp., 5.40% due 6/1/2033	200,000	189,896
	System Energy Resources, Inc., 6.00% due 4/15/2028	260,000	254,077
			1,221,548
	Total Corporate Bonds (Cost $11,114,387)		10,881,717
	Other Government — 0.5%
[c]	Panama Bonos del Tesoro, Series DOM, 6.375% due 7/25/2033	100,000	95,007
	U.K. Gilts (GBP), 1.625% due 10/22/2028	275,000	295,398
	Total Other Government (Cost $404,259)		390,405
	U.S. Treasury Securities — 11.7%
	United States Treasury Inflationary Indexed Bonds, 0.125%, 2/15/2052	549,030	301,873
	United States Treasury Notes,
	0.875%, 9/30/2026	1,000,000	892,344
	1.125%, 2/15/2031	1,200,000	946,313
	3.375%, 5/15/2033	1,600,000	1,451,250
	3.50%, 2/15/2033 - 2/15/2039	1,550,000	1,373,711
	3.875%, 8/15/2033	500,000	472,422
	4.125%, 11/15/2032	550,000	530,492
	United States Treasury Notes Inflationary Index,
	0.125%, 7/15/2024 - 1/15/2031	3,075,618	2,661,695
	1.125%, 1/15/2033	225,757	203,940
	1.25%, 4/15/2028	611,448	581,308
	Total U.S. Treasury Securities (Cost $9,894,043)		9,415,348
	Mortgage Backed — 9.6%
[b,e]	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1, 3.805% due 1/25/2049	35,486	32,849
[b]	BXP Trust, CMBS, Series 2021-601L Class A, 2.618% due 1/15/2044	325,000	239,159
[b]	Century Plaza Towers, CMBS, Series 2019-CPT Class A, 2.865% due 11/13/2039	245,000	194,545
	Citigroup Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[b,e]	Series 2021-J1 Class B4, 2.611% due 4/25/2051	100,000	38,004
[b,e]	Series 2021-J1 Class B5, 2.611% due 4/25/2051	100,000	32,594
[b,e]	Series 2021-J1 Class B6, 2.611% due 4/25/2051	99,907	25,731
	COMM Mortgage Trust, CMBS, Series 2015-LC23 Class ASB, 3.598% due 10/10/2048	242,792	235,932
[b]	DC Office Trust, CMBS, Series 2019-MTC Class A, 2.965% due 9/15/2045	250,000	197,156
74 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Summit Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT/ NOTIONAL AMOUNT	VALUE
[b,e]	Ellington Financial Mortgage Trust, Whole Loan Securities Trust CMO, Series 2022-1 Class A1, 2.206% due 1/25/2067	$ 253,865	$ 198,245
	Federal Home Loan Mtg Corp., Pool SE9046, 3.00% due 12/1/2051	259,512	213,800
	Federal Home Loan Mtg Corp., UMBS Collateral,
	Pool SD1669, 2.50% due 1/1/2052	282,474	224,237
	Pool SD8205, 2.50% due 4/1/2052	484,874	384,914
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO, Series 2017-SC02 Class 1A, 3.00% due 5/25/2047	68,739	58,534
	Federal National Mtg Assoc., UMBS Collateral,
	Pool CB1388, 2.50% due 8/1/2051	573,210	456,989
	Pool FS2122, 3.00% due 3/1/2052	272,969	226,579
[h]	Pool FS5447, 2.50% due 9/1/2052	372,603	296,709
	Pool MA4512, 2.50% due 1/1/2052	786,260	625,232
	Pool MA4548, 2.50% due 2/1/2052	564,207	448,552
	Pool MA4579, 3.00% due 4/1/2052	229,272	189,938
	Pool MA4599, 3.00% due 5/1/2052	559,694	463,607
	Pool MA4623, 2.50% due 6/1/2052	564,212	447,897
	Pool MA4653 3.00% due 7/1/2052	543,845	450,416
[b,e]	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO, Series 2019-2 Class B3, 4.031% due 12/25/2049	114,837	96,376
[b,e]	GCAT Trust, Whole Loan Securities Trust CMO, Series 2021-CM2 Class A1, 2.352% due 8/25/2066	221,763	197,474
[b]	Houston Galleria Mall Trust, CMBS, Series 2015-HGLR Class A1A2, 3.087% due 3/5/2037	215,000	201,387
	Imperial Fund Mortgage Trust, Whole Loan Securities Trust CMO,
[b,e]	Series 2021-NQM2 Class A1, 1.073% due 9/25/2056	215,219	162,035
[b,e]	Series 2021-NQM3 Class A1, 1.595% due 11/25/2056	327,678	259,160
[b,e]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75% due 4/25/2058	43,604	41,549
[b,e]	MFRA Trust, Whole Loan Securities Trust CMO, Series 2022-CHM1 Class A1, 3.875% due 9/25/2056	281,136	259,054
[b,e]	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2022-NQM3 Class A1, 3.90% due 4/25/2062	366,512	322,660
[b]	One Bryant Park Trust, CMBS, Series 2019-OBP Class A, 2.516% due 9/15/2054	250,000	199,146
	Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO, Series 2019-1 Class MA, 3.50% due 7/25/2058	45,204	41,360
[b]	SLG Office Trust, CMBS, Series 2021-OVA Class A, 2.585% due 7/15/2041	250,000	194,995
[b,e]	TIAA Bank Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2018-2 Class B3, 3.676% due 7/25/2048	158,342	135,245
	Total Mortgage Backed (Cost $8,468,630)		7,792,060
	Loan Participations — 0.2%
	Commercial & Professional Services — 0.2%
	Commercial Services & Supplies — 0.2%
[i]	Imagefirst Holdings LLC, 10.29% - 10.468% (SOFR + 4.75%) due 4/27/2028	198,983	197,242
			197,242
	Total Loan Participations (Cost $196,109)		197,242
	Exchange-Traded Funds — 3.2%
	Invesco DB Agriculture Fund	19,822	424,389
	Invesco DB Base Metals Fund	34,412	659,334
[a]	SPDR Gold Shares Fund	5,318	911,771
[a]	United States Oil Fund LP	7,509	607,178
	Total Exchange-Traded Funds (Cost $2,083,364)		2,602,672
	Total Long-Term Investments — 94.3% (Cost $74,014,696)		76,235,375
	Short-Term Investments — 5.7%
[j]	Thornburg Capital Management Fund	464,159	4,641,593
	Total Short-Term Investments (Cost $4,641,593)		4,641,593
	Total Investments — 100.0% (Cost $78,656,289)		$80,876,968
	Liabilities Net of Other Assets — (0.0)%		(30,111)
	Net Assets — 100.0%		$80,846,857
See notes to financial statements.	Thornburg Equity Funds Annual Report | 75

Schedule of Investments, Continued
Thornburg Summit Fund  |  September 30, 2023
Outstanding Forward Currency Contracts To Buy Or Sell At September 30, 2023
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	SSB	Buy	2,193,820	10/31/2023	2,322,086	$ —	$ (100,657)
Japanese Yen	MSC	Buy	246,842,000	10/31/2023	1,659,174	—	(116,432)

Total						—	$ (217,089)

Net unrealized appreciation (depreciation)							$ (217,089)

*	Counterparties include State Street Bank and Trust Company (“SSB”) and Morgan Stanely & Co. Inc. ("MSC").

Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2023, the aggregate value of these securities in the Fund’s portfolio was $13,426,189, representing 16.61% of the Fund’s net assets.
c	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
d	Security currently fair valued by the Valuation and Pricing Committee.
e	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2023.
f	Interest only.
g	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
h	When-issued security.
i	The stated coupon rate represents the greater of the SOFR or the SOFR floor rate plus a spread at September 30, 2023.
j	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ABS	Asset Backed Securities
CMBS	Commercial Mortgage-Backed Securities
CMO	Collateralized Mortgage Obligation
EUR	Denominated in Euro
GBP	Denominated in Pound Sterling
Mtg	Mortgage
SOFR	Secured Overnight Financing Rate
TSFR3M	Term SOFR 3 Month
UMBS	Uniform Mortgage Backed Securities
76 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Summit Fund  |  September 30, 2023
COUNTRY EXPOSURE * (percent of net assets)
United States	71.1%
Netherlands	3.5%
Japan	3.1%
France	2.6%
China	2.5%
Canada	1.8%
India	1.7%
Taiwan	1.5%
South Korea	1.4%
Germany	1.3%
United Kingdom	1.0%
Denmark	0.8%
Australia	0.6%
Brazil	0.5%
Mexico	0.3%
Nigeria	0.2%
Colombia	0.2%
Ireland	0.1%
Panama	0.1%
Other Assets Less Liabilities	5.7%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
See notes to financial statements.	Thornburg Equity Funds Annual Report | 77

Statements of Assets and Liabilities
September 30, 2023
	THORNBURG GLOBAL OPPORTUNITIES FUND	THORNBURG INTERNATIONAL EQUITY FUND	THORNBURG BETTER WORLD INTERNATIONAL FUND	THORNBURG INTERNATIONAL GROWTH FUND	THORNBURG DEVELOPING WORLD FUND
ASSETS
Investments at cost
Non-affiliated issuers	$ 739,799,964	$ 1,870,814,063	$ 508,956,036	$ 618,949,644	$ 833,800,961
Non-controlled affiliated issuers	28,657,059	204,881,109	60,081,518	25,575,164	31,140,363
Investments at value
Non-affiliated issuers	1,002,247,146	2,136,527,322	500,314,056	793,269,896	921,728,496
Non-controlled affiliated issuers	28,657,059	204,881,109	60,081,518	25,575,164	31,140,363
Foreign currency at value (a)	651	36,478	20,337	33,859	7,487,354
Unrealized appreciation on forward currency contracts	5,281,237	13,266,654	-	-	-
Receivable for investments sold	-	43,220,286	-	-	-
Receivable for fund shares sold	401,864	2,618,214	3,970,331	222,897	4,465,630
Dividends receivable	1,697,572	4,478,072	668,708	1,142,144	1,302,308
Tax reclaims receivable	1,005,214	7,226,610	750,216	1,704,662	160,133
Prepaid expenses and other assets	85,327	54,123	59,598	32,149	21,455
Total Assets	1,039,376,070	2,412,308,868	565,864,764	821,980,771	966,305,739
Liabilities
Unrealized depreciation on forward currency contracts	-	4,268,893	-	-	-
Payable for investments purchased	-	38,411,367	4,978,351	-	-
Payable for fund shares redeemed	690,737	2,757,040	199,234	350,628	731,390
Payable to investment advisor and other affiliates	893,941	1,659,541	343,209	687,008	650,533
Deferred taxes payable	3,088,683	-	-	-	3,122,684
Accounts payable and accrued expenses	273,746	1,483,695	249,365	638,357	559,386
Total Liabilities	4,947,107	48,580,536	5,770,159	1,675,993	5,063,993
Net Assets	$ 1,034,428,963	$ 2,363,728,332	$ 560,094,605	$ 820,304,778	$ 961,241,746
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 720,195,402	$ 2,042,010,291	$ 610,042,973	$ 654,078,924	$ 1,059,284,041
Distributable earnings (accumulated loss)	314,233,561	321,718,041	(49,948,368)	166,225,854	(98,042,295)
Net Assets	$ 1,034,428,963	$ 2,363,728,332	$ 560,094,605	$ 820,304,778	$ 961,241,746
78   |  Thornburg Equity Funds Annual Report

Statements of Assets and Liabilities, Continued
September 30, 2023
	THORNBURG GLOBAL OPPORTUNITIES FUND	THORNBURG INTERNATIONAL EQUITY FUND	THORNBURG BETTER WORLD INTERNATIONAL FUND	THORNBURG INTERNATIONAL GROWTH FUND	THORNBURG DEVELOPING WORLD FUND
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 284,350,959	$ 371,072,649	$ 40,586,779	$ 86,982,380	$ 83,388,726
Shares outstanding	8,713,202	16,485,941	2,520,201	4,029,007	4,236,929
Net asset value and redemption price per share	$ 32.63	$ 22.51	$ 16.10	$ 21.59	$ 19.68
Maximum offering price per share (net asset value, plus 4.50% of offering price)	$ 34.17	$ 23.57	$ 16.86	$ 22.61	$ 20.61
Class C Shares:
Net assets applicable to shares outstanding	39,916,135	12,360,372	6,176,748	8,572,325	11,620,411
Shares outstanding	1,295,006	642,431	396,075	445,946	631,612
Net asset value and redemption price per share*	30.82	19.24	15.59	19.22	18.40
Class I Shares:
Net assets applicable to shares outstanding	626,941,554	1,390,996,354	513,331,078	627,050,080	802,285,334
Shares outstanding	19,103,444	59,300,546	30,857,618	27,912,892	39,691,182
Net asset value and redemption price per share	32.82	23.46	16.64	22.46	20.21
Class R3 Shares:
Net assets applicable to shares outstanding	2,760,938	110,275,033	-	4,508,355	-
Shares outstanding	85,736	4,913,829	-	212,565	-
Net asset value and redemption price per share	32.20	22.44	-	21.21	-
Class R4 Shares:
Net assets applicable to shares outstanding	5,023,074	82,599,252	-	7,083,245	-
Shares outstanding	155,235	3,712,006	-	331,350	-
Net asset value and redemption price per share	32.36	22.25	-	21.38	-
Class R5 Shares:
Net assets applicable to shares outstanding	17,591,805	101,451,121	-	12,978,662	3,206,340
Shares outstanding	535,202	4,329,971	-	576,113	159,162
Net asset value and redemption price per share	32.87	23.43	-	22.53	20.15
Class R6 Shares:
Net assets applicable to shares outstanding	57,844,498	294,973,551	-	73,129,731	60,740,935
Shares outstanding	1,754,509	12,636,721	-	3,228,857	2,997,656
Net asset value and redemption price per share	32.97	23.34	-	22.65	20.26

(a)	Cost of foreign currency is $651; $36,700; $20,472; $34,069; $7,473,690 respectively.
*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Equity Funds Annual Report  |  79

Statements of Assets and Liabilities, Continued
September 30, 2023
	THORNBURG SMALL/MID CAP CORE FUND	THORNBURG SMALL/MID CAP GROWTH FUND	THORNBURG INVESTMENT INCOME BUILDER FUND	THORNBURG SUMMIT FUND
ASSETS
Investments at cost
Non-affiliated issuers	$ 466,902,819	$ 253,987,057	$ 8,914,205,044	$ 74,014,696
Non-controlled affiliated issuers	2,222,573	3,331,787	825,477,237	4,641,593
Investments at value
Non-affiliated issuers	492,237,905	267,729,986	10,522,778,992	76,235,375
Non-controlled affiliated issuers	2,222,573	3,331,787	763,880,203	4,641,593
Cash	-	-	1,148,299	6,087
Foreign currency at value (a)	-	-	26,106	81
Unrealized appreciation on forward currency contracts	-	-	76,701,748	-
Receivable for investments sold	9,827,011	975,977	5,705,824	1,484,789
Receivable for fund shares sold	20,301	15,302	10,521,268	29,000
Dividends receivable	142,039	15,845	30,240,048	75,788
Tax reclaims receivable	-	-	40,927,360	55,135
Principal and interest receivable	-	-	22,071,633	245,057
Prepaid expenses and other assets	41,430	32,656	241,149	11,447
Total Assets	504,491,259	272,101,553	11,474,242,630	82,784,352
Liabilities
Unrealized depreciation on forward currency contracts	-	-	304,602	217,089
Payable for investments purchased	7,511,251	1,419,245	1,478,695	1,613,265
Payable for fund shares redeemed	479,924	326,565	7,101,095	27,198
Payable to investment advisor and other affiliates	510,383	275,769	9,535,858	13,023
Deferred taxes payable	-	-	725,804	-
Accounts payable and accrued expenses	378,563	219,011	2,115,528	66,920
Dividends payable	-	-	23,467,648	-
Total Liabilities	8,880,121	2,240,590	44,729,230	1,937,495
Net Assets	$ 495,611,138	$ 269,860,963	$ 11,429,513,400	$ 80,846,857
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 519,724,001	$ 366,152,979	$ 10,145,819,236	$ 80,164,029
Distributable earnings (accumulated loss)	(24,112,863)	(96,292,016)	1,283,694,164	682,828
Net Assets	$ 495,611,138	$ 269,860,963	$ 11,429,513,400	$ 80,846,857
80   |  Thornburg Equity Funds Annual Report

Statements of Assets and Liabilities, Continued
September 30, 2023
	THORNBURG SMALL/MID CAP CORE FUND	THORNBURG SMALL/MID CAP GROWTH FUND	THORNBURG INVESTMENT INCOME BUILDER FUND	THORNBURG SUMMIT FUND
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 276,511,906	$ 132,659,031	$ 3,888,315,758	$ 5,978,172
Shares outstanding	4,556,879	5,463,894	174,117,261	529,197
Net asset value and redemption price per share	$ 60.68	$ 24.28	$ 22.33	$ 11.30
Maximum offering price per share (net asset value, plus 4.50% of offering price)	$ 63.54	$ 25.42	$ 23.38	$ 11.83
Class C Shares:
Net assets applicable to shares outstanding	4,519,911	3,742,565	493,452,865	-
Shares outstanding	88,000	213,162	22,128,515	-
Net asset value and redemption price per share*	51.36	17.56	22.30	-
Class I Shares:
Net assets applicable to shares outstanding	196,753,785	110,877,793	6,799,321,328	74,868,685
Shares outstanding	3,095,467	3,953,868	302,178,125	6,624,581
Net asset value and redemption price per share	63.56	28.04	22.50	11.30
Class R3 Shares:
Net assets applicable to shares outstanding	12,641,165	13,868,370	19,995,294	-
Shares outstanding	209,571	583,077	895,826	-
Net asset value and redemption price per share	60.32	23.78	22.32	-
Class R4 Shares:
Net assets applicable to shares outstanding	2,287,983	861,175	10,181,495	-
Shares outstanding	37,312	35,331	455,483	-
Net asset value and redemption price per share	61.32	24.37	22.35	-
Class R5 Shares:
Net assets applicable to shares outstanding	2,896,388	7,852,029	18,323,029	-
Shares outstanding	45,650	280,490	814,961	-
Net asset value and redemption price per share	63.45	27.99	22.48	-
Class R6 Shares:
Net assets applicable to shares outstanding	-	-	199,923,631	-
Shares outstanding	-	-	8,912,646	-
Net asset value and redemption price per share	-	-	22.43	-

(a)	Cost of foreign currency is $0; $0; $26,102; $81 respectively.
*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Equity Funds Annual Report  |  81

Statements of Operations
Year Ended September 30, 2023
	THORNBURG GLOBAL OPPORTUNITIES FUND	THORNBURG INTERNATIONAL EQUITY FUND	THORNBURG BETTER WORLD INTERNATIONAL FUND	THORNBURG INTERNATIONAL GROWTH FUND	THORNBURG DEVELOPING WORLD FUND
INVESTMENT INCOME
Dividend income
Non-affiliated issuers	$ 33,459,443	$ 61,517,672	$ 10,783,167	$ 13,502,280	$ 25,570,326
Non-controlled affiliated issuers	1,676,295	7,012,861	1,635,449	1,055,268	1,270,512
Non-cash dividend	-	6,441,085	-	-	-
Dividend taxes withheld	(970,859)	(4,845,066)	(767,636)	(1,092,708)	(2,545,192)
Interest income	8,750	75,014	5,266	8,424	-
Foreign withholding tax claims	255,371	1,875,445	92,276	213,552	-
Adjusted for: IRS compliance fees for foreign withholding tax claims	-	(4,006,086)	-	-	-
Total Income	34,429,000	68,070,925	11,748,522	13,686,816	24,295,646
EXPENSES
Investment management fees	8,599,007	19,015,895	4,879,196	7,949,490	9,806,233
Administration fees	896,223	2,162,781	443,471	825,142	915,547
Distribution and service fees
Class A Shares	685,352	976,947	102,015	234,061	231,393
Class C Shares	576,483	149,245	55,876	106,029	152,196
Class R3 Shares	14,866	585,166	-	23,434	-
Class R4 Shares	13,243	218,795	-	18,650	-
Transfer agent fees
Class A Shares	260,149	198,550	58,745	112,887	146,389
Class C Shares	70,798	13,520	10,939	16,329	21,525
Class I Shares	474,268	1,257,310	502,166	509,108	846,526
Class R3 Shares	12,855	314,550	-	20,437	-
Class R4 Shares	30,629	255,161	-	42,412	-
Class R5 Shares	25,330	306,100	-	77,509	13,511
Class R6 Shares	10,406	27,203	-	12,968	22,003
Registration and filing fees
Class A Shares	29,378	29,322	31,370	17,628	16,681
Class C Shares	16,167	15,714	27,364	15,101	16,261
Class I Shares	31,885	52,666	59,860	23,704	58,579
Class R3 Shares	15,521	15,474	-	15,401	-
Class R4 Shares	15,521	15,276	-	15,407	-
Class R5 Shares	15,508	15,258	-	15,348	16,377
Class R6 Shares	15,882	17,582	-	15,265	16,496
Custodian fees	193,584	784,208	175,423	187,968	1,183,209
Professional fees	75,923	247,905	93,460	81,054	70,905
Trustee and officer fees	64,285	155,046	32,331	62,809	66,268
Other expenses	69,375	240,465	60,052	105,245	101,050
Total Expenses	12,212,638	27,070,139	6,532,268	10,503,386	13,701,149
Less:
Expenses reimbursed	(367,505)	(917,061)	(991,562)	(714,110)	(924,979)
Investment management fees waived	(382,816)	(3,328,062)	(723,624)	(82,789)	(1,495,345)
Net Expenses	11,462,317	22,825,016	4,817,082	9,706,487	11,280,825
Net Investment Income (Loss)	$ 22,966,683	$ 45,245,909	$ 6,931,440	$ 3,980,329	$ 13,014,821
82   |  Thornburg Equity Funds Annual Report

Statements of Operations, Continued
Year Ended September 30, 2023
	THORNBURG GLOBAL OPPORTUNITIES FUND	THORNBURG INTERNATIONAL EQUITY FUND	THORNBURG BETTER WORLD INTERNATIONAL FUND	THORNBURG INTERNATIONAL GROWTH FUND	THORNBURG DEVELOPING WORLD FUND
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments*	$ 48,262,116	$ 42,920,124	$ 2,697,618	$ 33,236,199	$ (77,875,873)
Forward currency contracts	(5,829,090)	168,438	-	-	-
Foreign currency transactions	(139,844)	(213,624)	(140,422)	(124,489)	(234,828)
Net realized gain (loss)	42,293,182	42,874,938	2,557,196	33,111,710	(78,110,701)
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuers investments**	121,718,126	436,081,120	65,750,294	135,946,743	141,865,652
Forward currency contracts	(354,080)	8,997,761	-	-	-
Foreign currency translations	86,614	406,249	43,220	131,282	115,063
Change in net unrealized appreciation (depreciation)	121,450,660	445,485,130	65,793,514	136,078,025	141,980,715
Net Realized and Unrealized Gain (Loss)	163,743,842	488,360,068	68,350,710	169,189,735	63,870,014
Change in Net Assets Resulting from Operations	$ 186,710,525	$ 533,605,977	$ 75,282,150	$ 173,170,064	$ 76,884,835
* Net of foreign capital gain taxes	$ 368,317	$ -	$ -	$ 5	$ (1)
** Net of change in deferred taxes	$ 158,510	$ -	$ -	$ -	$ (2,937,901)
See notes to financial statements.
Thornburg Equity Funds Annual Report  |  83

Statements of Operations, Continued
Year Ended September 30, 2023
	THORNBURG SMALL/MID CAP CORE FUND	THORNBURG SMALL/MID CAP GROWTH FUND	THORNBURG INVESTMENT INCOME BUILDER FUND	THORNBURG SUMMIT FUND
INVESTMENT INCOME
Dividend income
Non-affiliated issuers	$ 4,865,060	$ 514,235	$ 564,439,414	$ 1,035,926
Non-controlled affiliated issuers	267,248	110,994	41,131,295	256,921
Dividend taxes withheld	(3,575)	-	(27,285,046)	(78,467)
Interest income	-	-	99,934,061	1,197,434
Foreign withholding tax claims	-	-	9,792,258	12,342
Adjusted for: IRS compliance fees for foreign withholding tax claims	-	-	(8,309,515)	-
Total Income	5,128,733	625,229	679,702,467	2,424,156
EXPENSES
Investment management fees	4,643,246	2,484,219	76,344,323	545,720
Administration fees	470,875	251,021	9,669,840	64,301
Distribution and service fees
Class A Shares	740,038	353,739	9,592,791	9,558
Class C Shares	63,395	46,824	5,622,605	-
Class R3 Shares	67,850	71,234	104,268	-
Class R4 Shares	6,767	2,728	28,399	-
Transfer agent fees
Class A Shares	334,540	192,497	2,484,819	5,775
Class C Shares	20,723	17,611	234,260	-
Class I Shares	170,035	64,937	4,319,303	36,301
Class R3 Shares	43,327	43,871	51,785	-
Class R4 Shares	12,568	6,584	27,883	-
Class R5 Shares	26,856	27,657	76,778	-
Class R6 Shares	-	-	21,462	-
Registration and filing fees
Class A Shares	27,299	26,741	66,601	18,968
Class C Shares	17,473	15,565	25,918	-
Class I Shares	17,260	16,052	121,288	19,610
Class R3 Shares	15,884	15,210	15,918	-
Class R4 Shares	16,074	15,461	15,639	-
Class R5 Shares	16,101	17,834	16,004	-
Class R6 Shares	-	-	16,640	-
Custodian fees	39,534	36,923	779,620	84,783
Professional fees	64,363	55,651	446,023	68,806
Trustee and officer fees	35,908	20,946	664,590	4,727
Other expenses	15,909	37,331	720,025	43,300
Total Expenses	6,866,025	3,820,636	111,466,782	901,849
Less:
Expenses reimbursed	(443,751)	(314,198)	(134,614)	(145,384)
Investment management fees waived	-	-	-	(244,844)
Net Expenses	6,422,274	3,506,438	111,332,168	511,621
Net Investment Income (Loss)	$ (1,293,541)	$ (2,881,209)	$ 568,370,299	$ 1,912,535
84   |  Thornburg Equity Funds Annual Report

Statements of Operations, Continued
Year Ended September 30, 2023
	THORNBURG SMALL/MID CAP CORE FUND	THORNBURG SMALL/MID CAP GROWTH FUND	THORNBURG INVESTMENT INCOME BUILDER FUND	THORNBURG SUMMIT FUND
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments*	$ (21,084,111)	$ (16,541,317)	$ 168,983,076	$ 447,335
Non-controlled affiliated issuers	-	-	(18,514,037)	-
Options purchased	-	-	-	3,058
Forward currency contracts	-	-	(132,955,718)	(70,484)
Foreign currency transactions	(706)	70	(136,383)	(10,350)
Net realized gain (loss)	(21,084,817)	(16,541,247)	17,376,938	369,559
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuers investments**	73,412,671	59,027,788	1,483,356,742	5,157,283
Non-controlled affiliated issuers	-	-	37,339,963	-
Forward currency contracts	-	-	(26,735,485)	(43,995)
Foreign currency translations	-	-	3,692,152	6,788
Change in net unrealized appreciation (depreciation)	73,412,671	59,027,788	1,497,653,372	5,120,076
Net Realized and Unrealized Gain (Loss)	52,327,854	42,486,541	1,515,030,310	5,489,635
Change in Net Assets Resulting from Operations	$ 51,034,313	$ 39,605,332	$ 2,083,400,609	$ 7,402,170
* Net of foreign capital gain taxes	$ -	$ -	$ -	$ -
** Net of change in deferred taxes	$ -	$ -	$ (725,804)	$ 17
See notes to financial statements.
Thornburg Equity Funds Annual Report  |  85

Statements of Changes in Net Assets

	THORNBURG GLOBAL OPPORTUNITIES FUND		THORNBURG INTERNATIONAL EQUITY FUND
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 22,966,683	$ 9,655,415	$ 45,245,909	$ 45,024,621
Net realized gain (loss)	42,293,182	40,008,544	42,874,938	(31,319,415)
Net change in unrealized appreciation (depreciation)	121,450,660	(245,776,411)	445,485,130	(861,255,347)
Net Increase (Decrease) in Net Assets Resulting from Operations	186,710,525	(196,112,452)	533,605,977	(847,550,141)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(9,456,995)	(35,940,962)	(6,396,784)	(71,630,114)
Class C Shares	(1,959,214)	(13,819,339)	(180,196)	(3,618,672)
Class I Shares	(22,157,893)	(79,676,826)	(27,585,467)	(255,342,551)
Class R3 Shares	(100,397)	(482,303)	(1,851,400)	(19,948,636)
Class R4 Shares	(189,199)	(784,298)	(1,536,366)	(13,551,778)
Class R5 Shares	(660,145)	(2,624,395)	(2,007,059)	(20,223,366)
Class R6 Shares	(2,165,798)	(7,791,346)	(6,118,423)	(44,109,955)
FUND SHARE TRANSACTIONS
Class A Shares	25,050,330	29,863,763	(48,099,827)	7,250,330
Class C Shares	(35,106,383)	(17,418,699)	(4,907,521)	(3,502,879)
Class I Shares	94,529,948	30,696,403	(150,959,707)	15,624,909
Class R3 Shares	(347,655)	(10,925)	(14,278,178)	3,097,926
Class R4 Shares	(381,691)	296,505	(4,541,851)	5,287,546
Class R5 Shares	(642,889)	1,038,704	(5,295,441)	(16,546,986)
Class R6 Shares	2,091,987	9,155,545	(4,922,712)	48,306,156
Net Increase (Decrease) in Net Assets	235,214,531	(283,610,625)	254,925,045	(1,216,458,211)
NET ASSETS
Beginning of Year	799,214,432	1,082,825,057	2,108,803,287	3,325,261,498
End of Year	$ 1,034,428,963	$ 799,214,432	$ 2,363,728,332	$ 2,108,803,287
See notes to financial statements.
86   |  Thornburg Equity Funds Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG BETTER WORLD INTERNATIONAL FUND		THORNBURG INTERNATIONAL GROWTH FUND
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 6,931,440	$ 3,393,785	$ 3,980,329	$ 6,137,633
Net realized gain (loss)	2,557,196	(42,878,412)	33,111,710	(30,287,813)
Net change in unrealized appreciation (depreciation)	65,793,514	(99,167,998)	136,078,025	(561,023,660)
Net Increase (Decrease) in Net Assets Resulting from Operations	75,282,150	(138,652,625)	173,170,064	(585,173,840)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(110,786)	(5,765,352)	(255,104)	(10,325,457)
Class C Shares	-	(780,125)	-	(1,922,046)
Class I Shares	(3,365,207)	(42,774,823)	(5,140,255)	(99,259,528)
Class R3 Shares	-	-	(7,298)	(497,684)
Class R4 Shares	-	-	(24,867)	(657,230)
Class R5 Shares	-	-	(170,516)	(2,277,399)
Class R6 Shares	-	-	(626,086)	(6,805,277)
FUND SHARE TRANSACTIONS
Class A Shares	1,010,983	11,651,032	(14,839,351)	(6,281,463)
Class C Shares	1,007,401	1,343,528	(4,338,314)	(7,027,788)
Class I Shares	102,433,867	210,904,868	(228,228,192)	(290,734,058)
Class R3 Shares	-	-	(570,566)	(259,124)
Class R4 Shares	-	-	(800,493)	1,098,706
Class R5 Shares	-	-	(12,274,626)	(924,557)
Class R6 Shares	-	-	(6,278,518)	3,330,404
Net Increase (Decrease) in Net Assets	176,258,408	35,926,503	(100,384,122)	(1,007,716,341)
NET ASSETS
Beginning of Year	383,836,197	347,909,694	920,688,900	1,928,405,241
End of Year	$ 560,094,605	$ 383,836,197	$ 820,304,778	$ 920,688,900
See notes to financial statements.
Thornburg Equity Funds Annual Report  |  87

Statements of Changes in Net Assets, Continued

	THORNBURG DEVELOPING WORLD FUND		THORNBURG SMALL/MID CAP CORE FUND
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 13,014,821	$ 21,627,644	$ (1,293,541)	$ (1,630,048)
Net realized gain (loss)	(78,110,701)	(65,584,058)	(21,084,817)	(19,690,191)
Net change in unrealized appreciation (depreciation)	141,980,715	(377,472,251)	73,412,671	(143,639,039)
Net Increase (Decrease) in Net Assets Resulting from Operations	76,884,835	(421,428,665)	51,034,313	(164,959,278)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(1,251,706)	-	(136,460)	(122,071,650)
Class C Shares	(41,004)	-	-	(4,832,240)
Class I Shares	(13,972,476)	-	(1,088,874)	(87,917,194)
Class R3 Shares	-	-	(15,650)	(6,082,568)
Class R4 Shares	-	-	(6,736)	(1,155,007)
Class R5 Shares	(57,870)	-	(29,855)	(3,628,978)
Class R6 Shares	(1,105,768)	-	-	-
FUND SHARE TRANSACTIONS
Class A Shares	(10,748,385)	1,023,278	(44,442,447)	51,894,406
Class C Shares	(6,854,299)	(13,423,005)	(3,590,500)	(2,381,118)
Class I Shares	(19,576,461)	186,186,571	(29,769,151)	26,723,681
Class R3 Shares	-	-	(2,018,695)	175,122
Class R4 Shares	-	-	(806,342)	473,412
Class R5 Shares	593,489	(537,878)	(3,866,821)	(2,667,211)
Class R6 Shares	2,710,356	2,994,134	-	-
Net Increase (Decrease) in Net Assets	26,580,711	(245,185,565)	(34,737,218)	(316,428,623)
NET ASSETS
Beginning of Year	934,661,035	1,179,846,600	530,348,356	846,776,979
End of Year	$ 961,241,746	$ 934,661,035	$ 495,611,138	$ 530,348,356
See notes to financial statements.
88   |  Thornburg Equity Funds Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG SMALL/MID CAP GROWTH FUND		THORNBURG INVESTMENT INCOME BUILDER FUND
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ (2,881,209)	$ (4,731,095)	$ 568,370,299	$ 572,565,616
Net realized gain (loss)	(16,541,247)	(91,058,919)	17,376,938	558,281,672
Net change in unrealized appreciation (depreciation)	59,027,788	(125,609,457)	1,497,653,372	(2,378,483,248)
Net Increase (Decrease) in Net Assets Resulting from Operations	39,605,332	(221,399,471)	2,083,400,609	(1,247,635,960)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	-	(116,662,505)	(198,693,407)	(201,637,382)
Class C Shares	-	(9,000,446)	(25,228,489)	(34,382,021)
Class I Shares	-	(96,903,886)	(340,484,174)	(322,622,375)
Class R3 Shares	-	(9,133,414)	(1,007,983)	(1,161,653)
Class R4 Shares	-	(677,509)	(558,366)	(614,910)
Class R5 Shares	-	(6,929,696)	(1,414,560)	(1,874,171)
Class R6 Shares	-	-	(9,645,525)	(7,073,144)
FUND SHARE TRANSACTIONS
Class A Shares	(34,425,116)	33,337,901	1,283,935	122,948,703
Class C Shares	(2,503,123)	(3,334,612)	(165,858,454)	(242,851,475)
Class I Shares	(18,693,030)	24,438,534	742,990,448	372,237,215
Class R3 Shares	(2,165,143)	6,084,629	(2,989,507)	(1,166,777)
Class R4 Shares	(407,355)	427,757	(1,677,122)	(534,461)
Class R5 Shares	(2,576,183)	541,093	(15,865,894)	(4,004,205)
Class R6 Shares	-	-	43,901,859	44,998,660
Net Increase (Decrease) in Net Assets	(21,164,618)	(399,211,625)	2,108,153,370	(1,525,373,956)
NET ASSETS
Beginning of Year	291,025,581	690,237,206	9,321,360,030	10,846,733,986
End of Year	$ 269,860,963	$ 291,025,581	$ 11,429,513,400	$ 9,321,360,030
See notes to financial statements.
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Statements of Changes in Net Assets, Continued

	THORNBURG SUMMIT FUND
	Year Ended September 30, 2023	Year Ended September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 1,912,535	$ 1,571,118
Net realized gain (loss)	369,559	(1,543,670)
Net change in unrealized appreciation (depreciation)	5,120,076	(9,351,210)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,402,170	(9,323,762)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(110,469)	(6,137)
Class I Shares	(1,952,484)	(10,896,644)
FUND SHARE TRANSACTIONS
Class A Shares†	5,450,972	565,061
Class I Shares	13,513,853	13,738,449
Net Increase (Decrease) in Net Assets	24,304,042	(5,923,033)
NET ASSETS
Beginning of Year	56,542,815	62,465,848
End of Year	$ 80,846,857	$ 56,542,815

†	Effective date of this class of shares was January 26, 2022.
See notes to financial statements.
90  |  Thornburg Equity Funds Annual Report

Notes to Financial Statements
September 30, 2023
NOTE 1 – ORGANIZATION
Thornburg Global Opportunities Fund ("Global Opportunities Fund"), Thornburg International Equity Fund ("International Equity Fund"), Thornburg Better World International Fund ("Better World International Fund"), Thornburg International Growth Fund ("International Growth Fund"), Thornburg Developing World Fund ("Developing World Fund"), Thornburg Small/Mid Cap Core Fund ("Small/Mid Cap Core Fund"), Thornburg Small/Mid Cap Growth Fund ("Small/Mid Cap Growth Fund"),  Thornburg Investment Income Builder Fund ("Income Builder Fund"), and Thornburg Summit Fund ("Summit Fund"), collectively the "Funds", are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified,  open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").  As of September 30, 2023, the Funds are currently nine of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it.
Global Opportunities Fund: The Fund’s investment goal is to seek long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, developing country risk, equity risk, foreign currency risk, foreign investment risk, liquidity risk, management risk, market and economic risk, real estate risk, redemption risk, risks affecting specific countries or regions, risks affecting specific issuers, and small and mid-cap company risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
International Equity Fund: The Fund’s investment goal is to seek long-term capital appreciation by investing in equity and debt securities of all types. The secondary, non-fundamental goal of the Fund is to seek some current income. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, developing country risk, equity risk, foreign currency risk, foreign investment risk, liquidity risk, management risk, market and economic risk, redemption risk, risks affecting investments in China, risks affecting specific countries or regions, risks affecting specific issuers, and small and mid-cap company risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Better World International Fund: The Fund’s investment goal is to seek long-term capital appreciation. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, developing country risk, equity risk, Environmental, Social and Governance ("ESG") investing risk, foreign currency risk, foreign investment risk, liquidity risk, management risk, market and economic risk, real estate risk, redemption risk, risks affecting investments in China, risks affecting specific countries or regions, risks affecting specific issuers, and small and mid-cap company risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
International Growth Fund: The Fund’s investment goal is to seek long-term growth of capital by investing in equity securities selected for their growth potential. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, developing country risk, equity risk, foreign currency risk, foreign investment risk, liquidity risk, management risk, market and economic risk, redemption risk, risks affecting specific countries or regions, risks affecting specific issuers, and small and mid-cap company risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Developing World Fund: The Fund’s investment goal is to seek long-term capital appreciation. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, developing country risk, equity risk, foreign currency risk, foreign investment risk, liquidity risk, management risk, market and economic risk, redemption risk, risks affecting investments in China, risks affecting specific countries or regions, risks affecting specific issuers, and small and mid-cap company risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Small/Mid Cap Core Fund: The Fund’s investment goal is to seek long-term capital appreciation by investing in equity and debt securities of all types. The secondary, non-fundamental goal the Fund to seek some current income. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include cybersecurity and operational risk, equity risk, foreign investment risk, liquidity risk, management risk, market and economic risk, redemption risk, risks affecting specific issuers, and small and mid-cap company risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Small/Mid Cap Growth Fund: The Fund’s investment goal is to seek long-term growth of capital by investing in equity securities selected for their growth potential. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include cybersecurity and operational risk, equity risk, foreign investment risk, information technology securities risk, liquidity risk, management risk, market and economic risk, redemption risk, risks affecting specific issuers, and small and mid-cap company risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
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Notes to Financial Statements, Continued
September 30, 2023
Income Builder Fund: The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, developing country risk, equity risk, foreign currency risk, foreign investment risk, high yield risk, interest rate risk, liquidity risk, management risk, market and economic risk, prepayment and extension risk, real estate risk, redemption risk, risks affecting specific countries or regions, risks affecting specific issuers, and small and mid-cap company risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Summit Fund: The Fund’s investment goal is to seek to grow real wealth over time. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include commodities-related investment risk, credit risk, cybersecurity and operational risk, derivatives risk, developing country risk, equity risk, foreign currency risk, foreign investment risk, high yield risk, inflation risk, interest rate risk, liquidity risk, management risk, market and economic risk, prepayment and extension risk, real estate risk, redemption risk, risks affecting specific issuers, short sale risk, small and mid-cap company risk, and structured products risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Certain Funds have invested in securities that are economically tied to Russia. Russia’s invasion of Ukraine in February 2022 resulted in market disruptions which have adversely affected, and which may continue to adversely affect, the value of those securities and certain other investments of the Funds. The ongoing conflict has also caused investments in Russia to be subject to increased levels of political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and other countries. Furthermore, transactions in certain Russian securities have been, or may in the future be, prohibited, and certain of the Funds’ existing investments have or may become illiquid.
During the year ended September 30, 2023 and subsequent to, certain Funds had exposure to the U.S. banking sector. Although governmental intervention resulted in additional protections for depositors in connection with the failures of Silicon Valley Bank, Signature Bank and First Republic Bank in 2023, concerns about the overall financial health and stability of the U.S. banking sector remains high, with many bank stocks trading at significantly lower prices than they did before the crisis began. Further governmental intervention may be required to stabilize the U.S. banking sector in the future if additional U.S. banks, particularly larger banks, appear to be at a risk of failure; however, there is no guarantee that there will be such governmental intervention in the future or that such governmental intervention will avoid the risk of loss of, or delays in accessing, uninsured amounts. It is also possible that further government intervention could result in other unforeseen adverse impacts on the economy over the short or long term. At this time, it is not clear if there will be additional bank failures. Additional investments may be subject to liquidity and solvency concerns directly or indirectly due to failures in the U.S. or foreign banking sectors and/or may be subject to actions by regulatory authorities.
As of September 30, 2023, the Funds each currently offer up to seven classes of shares of beneficial interest.
Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, transfer agent fees, and certain registration and filing fees.
At September 30, 2023, the following classes of shares are offered in each respective Fund:
	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
Global Opportunities Fund	X	X	X	X	X	X	X
International Equity Fund	X	X	X	X	X	X	X
Better World International Fund	X	X	X
International Growth Fund	X	X	X	X	X	X	X
Developing World Fund	X	X	X			X	X
Small/Mid Cap Core Fund	X	X	X	X	X	X
Small/Mid Cap Growth Fund	X	X	X	X	X	X
Income Builder Fund	X	X	X	X	X	X	X
Summit Fund	X		X
92   |  Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2023
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by each of the Funds in the preparation of its financial statements. Each Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated daily among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid quarterly or annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends and distributions are paid and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Funds purchase or sell foreign investments, they will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Funds. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Funds may invest excess cash in repurchase agreements whereby the Funds purchase investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under
Thornburg Equity Funds Annual Report  |  93

Notes to Financial Statements, Continued
September 30, 2023
certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. During the fiscal year ended September 30, 2023, the Funds did not enter into repurchase agreements.
Security Valuation: All investments in securities held by the Funds are valued as described in Note 3.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent the Funds engage in such transactions, they will do so for the purpose of acquiring portfolio investments consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Funds make a commitment to purchase an investment on a when-issued or delayed delivery basis, the Funds will record the transaction and reflect the value in determining its net asset value. Pursuant to current U.S. Securities and Exchange Commission (“SEC”) guidance, a transaction involving a when-issued security will not be deemed to involve a senior security as long as the Funds intend to settle the transaction physically and the transaction settles within 35 days. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2023 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Funds’ portfolio investment securities is performed by the Advisor, which has been designated by the Trustees of the Trust (the "Trustees") as the Funds’ “valuation designee,” as that term is defined in rule 2a-5 under the 1940 Act. The Advisor performs this valuation function under the supervision of the Trustees and in accordance with policies and procedures that have been adopted by the Advisor and approved by the Trustees (the “Valuation Policy and Procedures”).
In its capacity as the Funds’ valuation designee, the Advisor makes good faith determinations of the fair value of portfolio securities for which market quotations are not readily available, and otherwise complies with and administers the Valuation Policy and Procedures. The Advisor performs those functions in significant measure through its Valuation and Pricing Committee (the “Committee”), though the Advisor may also obtain the assistance of others, including professional pricing service providers selected and approved by the Committee. In accordance with the Valuation Policy and Procedures, the Committee: assesses and manages the material risks associated with determining the fair value of those Fund investments for which market quotations are not readily available; selects and applies methodologies for determining and calculating such fair values; periodically reviews and tests the appropriateness and accuracy of those methodologies; monitors for circumstances that may necessitate the use of fair value; and approves, monitors, and evaluates pricing services engaged to provide evaluated prices for the Funds’ investments. The Committee provides reports on its activities to the Trustees’ Audit Committee, which is responsible for overseeing the Committee’s and the Advisor’s work in discharging the functions under the Valuation Policy and Procedures.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculation valuations, but also may utilize prices obtained from pricing service providers or other methods selected by the Committee. Because fair values calculated by the Committee are estimates, the calculation of a fair value for an investment may differ from the price that would be realized by the Funds upon a sale of the investment, and the difference could be material to the Funds’ financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are generally valued at the last reported sale price on the valuation date or, if there has been no sale of the investment on that date, at the mean between the last reported bid and asked prices for the investment on that date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. For securities and other portfolio investments which are primarily listed or traded on an exchange outside the United States, the time for determining the investment’s value in accordance with the first sentence of this paragraph will be the close of that investment’s primary exchange preceding the Fund’s valuation time.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using methodologies selected and approved by the Committee as described in the Valuation Policy and Procedures, subject to changes or additions by the Committee. For this purpose, a market quotation is considered to be readily
94   |  Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2023
available if it is a quoted price (unadjusted) in active markets for identical investments that the Funds can access at the measurement date. Pursuant to the Valuation Policy and Procedures, the Committee shall monitor for circumstances that may necessitate the use of fair valuation methodologies, including circumstances in which a market quotation for an investment is no longer reliable or is otherwise not readily available. For that purpose, a market quotation is not readily available when the primary market or exchange for the applicable investment is not open for the entire scheduled day of trading. A market quotation may also not be readily available if: (a) developments occurring after the most recent close of the applicable investment’s primary exchange, but prior to the close of business on any business day; or (b) an unusual event or significant period of time occurring since the availability of the market quotation, create a serious question concerning the reliability of that market quotation. Additionally, a market quotation will be considered unreliable if it would require adjustment under GAAP, or where GAAP would require consideration of additional inputs in determining the value of the investment. The Committee customarily obtains valuations in those instances from pricing service providers approved by the Committee. Such pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data, and other data.
Investments in U.S. mutual funds are valued at net asset value (“NAV”) each business day.
Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Committee.
Over-the-counter options are valued by a third-party pricing service provider.
Forward currency contracts are valued by a third-party pricing service provider.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee may calculate a fair value for the obligation using alternative methods selected and approved by the Committee. Additionally, in cases when the Committee believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if they sought a bid for the investment, or is otherwise unreliable, the Committee may calculate a fair value for the obligation using an alternative method selected and approved by the Committee.
If the market quotation for an investment is expressed in a foreign currency, that market quotation will be converted to U.S. dollars using a foreign exchange quotation from a third-party service at the time of valuation. Foreign investments held by the Funds may be traded on days and at times when the Funds are not open for business. Consequently, the value of Funds’ investments may be significantly affected on days when shareholders cannot purchase or sell Funds’ shares.
Valuation Hierarchy: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Funds are typically calculated by pricing service providers approved by the Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
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Notes to Financial Statements, Continued
September 30, 2023
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if they sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Committee.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2023:
GLOBAL OPPORTUNITIES FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 1,002,247,146	$ 1,002,247,146	$ —	$ —
Short-Term Investments	28,657,059	28,657,059	—	—
Total Investments in Securities	$ 1,030,904,205	$ 1,030,904,205	$ —	$ —
Other Financial Instruments
Forward Currency Contracts	$ 5,281,237	$ —	$ 5,281,237	$ —
Total Assets	$ 1,036,185,442	$ 1,030,904,205	$ 5,281,237	$ —
INTERNATIONAL EQUITY FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 2,136,527,321	$ 2,136,527,321	$ —	$ —
Warrant	1	—	—	1
Short-Term Investments	204,881,109	204,881,109	—	—
Total Investments in Securities	$ 2,341,408,431	$ 2,341,408,430	$ —	$ 1
Other Financial Instruments
Forward Currency Contracts	$ 13,266,654	$ —	$ 13,266,654	$ —
Total Assets	$ 2,354,675,085	$ 2,341,408,430	$ 13,266,654	$ 1(a)
Liabilities
Other Financial Instruments
Forward Currency Contracts	$ (4,268,893)	$ —	$ (4,268,893)	$ —
Total Other Financial Instruments	$ (4,268,893)	$ —	$ (4,268,893)	$ —
Total Liabilities	$ (4,268,893)	$ —	$ (4,268,893)	$—

(a)	Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended September 30, 2023 is not presented.
96  |  Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2023
BETTER WORLD INTERNATIONAL FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 497,651,382	$ 497,651,382	$ —	$ —
Exchange-Traded Funds	2,662,673	2,662,673	—	—
Warrant	1	—	—	1
Short-Term Investments	60,081,518	60,081,518	—	—
Total Investments in Securities	$ 560,395,574	$ 560,395,573	$ —	$ 1
Total Assets	$ 560,395,574	$ 560,395,573	$ —	$1(a)

(a)	Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended September 30, 2023 is not presented.

INTERNATIONAL GROWTH FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 793,269,896	$ 793,269,896	$ —	$ —
Short-Term Investments	25,575,164	25,575,164	—	—
Total Investments in Securities	$ 818,845,060	$ 818,845,060	$ —	$ —
Total Assets	$ 818,845,060	$ 818,845,060	$ —	$ —
DEVELOPING WORLD FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 909,501,945	$ 909,501,945	$ —	$ —
Preferred Stock	12,188,557	12,188,557	—	—
Rights	37,994	37,994	—	—
Short-Term Investments	31,140,363	31,140,363	—	—
Total Investments in Securities	$ 952,868,859	$ 952,868,859	$ —	$ —
Total Assets	$ 952,868,859	$ 952,868,859	$ —	$ —
SMALL/MID CAP CORE FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 492,237,905	$ 492,237,905	$ —	$ —
Short-Term Investments	2,222,573	2,222,573	—	—
Total Investments in Securities	$ 494,460,478	$ 494,460,478	$ —	$ —
Total Assets	$ 494,460,478	$ 494,460,478	$ —	$ —
SMALL/MID CAP GROWTH FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 267,729,986	$ 267,729,986	$ —	$ —
Short-Term Investments	3,331,787	3,331,787	—	—
Total Investments in Securities	$ 271,061,773	$ 271,061,773	$ —	$ —
Total Assets	$ 271,061,773	$ 271,061,773	$ —	$—
Thornburg Equity Funds Annual Report  |  97

Notes to Financial Statements, Continued
September 30, 2023
INCOME BUILDER FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 9,255,660,136	$ 9,250,508,677	$ —	$ 5,151,459
Preferred Stock	31,658,404	23,634,447	8,023,957	—
Asset Backed Securities	187,315,296	—	184,458,249	2,857,047
Corporate Bonds	976,376,946	—	976,376,946	—
Other Government	8,733,539	—	8,733,539	—
Mortgage Backed	193,247,856	—	193,246,906	950
Loan Participations	17,143,820	—	17,143,820	—
Short-Term Investments	616,523,198	616,523,198	—	—
Total Investments in Securities	$ 11,286,659,195	$ 9,890,666,322	$ 1,387,983,417	$ 8,009,456
Other Financial Instruments
Forward Currency Contracts	$ 76,701,748	$ —	$ 76,701,748	$ —
Total Assets	$ 11,363,360,943	$ 9,890,666,322	$ 1,464,685,165	$ 8,009,456(a)
Liabilities
Other Financial Instruments
Forward Currency Contracts	$ (304,602)	$ —	$ (304,602)	$ —
Total Other Financial Instruments	$ (304,602)	$ —	$ (304,602)	$ —
Total Liabilities	$ (304,602)	$ —	$ (304,602)	$—

(a)	Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended September 30, 2023 is not presented.

SUMMIT FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 40,812,755	$ 40,812,755	$ —	$ —
Asset Backed Securities	4,143,176	—	4,007,126	136,050
Corporate Bonds	10,881,717	—	10,881,717	—
Other Government	390,405	—	390,405	—
U.S. Treasury Securities	9,415,348	9,415,348	—	—
Mortgage Backed	7,792,060	—	7,792,060	—
Loan Participations	197,242	—	197,242	—
Exchange-Traded Funds	2,602,672	2,602,672	—	—
Short-Term Investments	4,641,593	4,641,593	—	—
Total Investments in Securities	$ 80,876,968	$ 57,472,368	$ 23,268,550	$ 136,050
Total Assets	$ 80,876,968	$ 57,472,368	$ 23,268,550	$ 136,050(a)
Liabilities
Other Financial Instruments
Forward Currency Contracts	$ (217,089)	$ —	$ (217,089)	$ —
Total Other Financial Instruments	$ (217,089)	$ —	$ (217,089)	$ —
Total Liabilities	$ (217,089)	$ —	$ (217,089)	$—

(a)	Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended September 30, 2023 is not presented.
98  |  Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2023
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement with the Trust, the Advisor serves as the investment advisor and performs advisory services for the Funds for which the Advisor’s management fees are payable at the end of each month. Under the investment advisory agreement, each Fund pays the Advisor a management fee based on the average daily net assets of that Fund at an annual rate as shown in the following table:
GLOBAL OPPORTUNITIES FUND, INTERNATIONAL EQUITY FUND, INTERNATIONAL GROWTH FUND, SMALL/MID CAP CORE FUND, SMALL/MID CAP GROWTH FUND, INCOME BUILDER FUND		BETTER WORLD INTERNATIONAL FUND, DEVELOPING WORLD FUND		SUMMIT FUND
DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE
Up to $500 million	0.875%	Up to $500 million	0.975%	Up to $500 million	0.750%
Next $500 million	0.825	Next $500 million	0.925	Next $500 million	0.700
Next $500 million	0.775	Next $500 million	0.875	Next $500 million	0.650
Next $500 million	0.725	Next $500 million	0.825	Next $500 million	0.625
Over $2 billion	0.675	Over $2 billion	0.775	Over $2 billion	0.600
The Funds’ effective management fees, calculated on the basis of the Funds’ average daily net assets (before applicable management fee waivers) for the year ended September 30, 2023 were as shown in the following table. Total management fees incurred by the Funds for the year ended September 30, 2023 are set forth in the Statement of Operations.
Effective Management Fee
Global Opportunities Fund	0.848%
International Equity Fund	0.777
Better World International Fund	0.972
International Growth Fund	0.852
Developing World Fund	0.947
Small/Mid Cap Core Fund	0.872
Small/Mid Cap Growth Fund	0.875
Income Builder Fund	0.698
Summit Fund	0.750
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services. The administrative services fees are computed as an annual percentage of the aggregate average daily net assets of all applicable Funds in the Trust as follows:
Administrative Services Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate administrative services fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Funds. Total administrative services fees incurred by each class of shares of the Funds for the year ended September 30, 2023, are set forth in the Statement of Operations.
Thornburg Equity Funds Annual Report  |  99

Notes to Financial Statements, Continued
September 30, 2023
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Funds’ shares. For the year ended September 30, 2023, the Distributor has advised the Funds that they earned net commissions from the sale of Class A shares and collected contingent deferred sales charges ("CDSC Fees") from redemptions of Class C shares as follows:
	Commissions	CDSC fees
Global Opportunities Fund	$ 6,147	$ 35
International Equity Fund	2,938	47
Better World International Fund	2,452	76
International Growth Fund	2,468	—
Developing World Fund	1,916	265
Small/Mid Cap Core Fund	3,879	77
Small/Mid Cap Growth Fund	1,827	509
Income Builder Fund	261,842	25,626
Summit Fund	5,557	—
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Funds may reimburse to the Distributor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Global Opportunities Fund, International Equity Fund, International Growth Fund, Small/Mid Cap Core Fund, Small/Mid Cap Growth Fund and Income Builder Fund, Class A, Class C, Class I, and Class R5 shares of the Developing World Fund, Class A, Class C, Class I shares of the Better World International Fund and Class A and Class I shares of the Summit Fund. For the year ended September 30, 2023, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of each Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Funds’ Class C and Class R3 shares, under which the Funds compensate the Distributor for services in promoting the sale of Class C and Class R3 shares of the Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the year ended September 30, 2023 are set forth in the Statements of Operations.
The Advisor has contractually agreed to waive certain fees and reimburse certain expenses incurred by certain classes of the Funds. The agreement may be terminated by the Trust at any time, but may not be terminated by the Advisor before February 1, 2024 unless the Advisor ceases to be the investment advisor to the Funds prior to that date. The Advisor may recoup amounts waived or reimbursed during the year ended September 30, 2023 if, during the fiscal year, expenses fall below the contractual limit that was in place at the time these fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Funds’ total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment. Expense caps exclude taxes, interest expenses, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs.
Actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus as shown in the following table:
	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
Global Opportunities Fund	—%	—%	0.99%	1.50%	1.40%	0.99%	0.85%
International Equity Fund	—	—	0.90	1.36	1.16	0.90	0.70
Better World International Fund	—	2.19	0.90	—	—	—	—
International Growth Fund	—	—	0.99	1.50	1.40	0.99	0.89
Developing World Fund	—	2.33	1.04	—	—	1.04	0.94
Small/Mid Cap Core Fund	—	—	0.95	1.31	1.21	0.95	—
Small/Mid Cap Growth Fund	—	2.34	0.95	1.46	1.36	0.95	—
Income Builder Fund	—	—	—	1.50	1.40	0.99	0.80
Summit Fund	0.94	—	0.69	—	—	—	—
100  |   Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2023
For the year ended September 30, 2023, the Advisor contractually reimbursed certain class specific expenses and distribution fees and voluntarily waived certain expenses as follows:
Contractual:	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Total
Global Opportunities Fund	$ —	$ —	$ 198,365	$ 26,529	$ 34,920	$ 31,463	$ 76,228	$ 367,505
International Equity Fund	—	—	—	245,378	163,260	204,981	303,442	917,061
Better World International Fund	—	27,041	964,521	—	—	—	—	991,562
International Growth Fund	—	—	277,875	34,815	45,019	89,801	96,432	543,942
Developing World Fund	—	—	802,682	—	—	29,502	92,795	924,979
Small/Mid Cap Core Fund	—	—	269,808	83,575	29,434	45,034	—	427,851
Small/Mid Cap Growth Fund	—	13,066	156,874	67,121	21,030	51,162	—	309,253
Income Builder Fund	—	—	—	28,078	4,931	44,415	57,190	134,614
Summit Fund	28,566	—	116,818	—	—	—	—	145,384
Voluntary:	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Total
Global Opportunities Fund	$ 103,508	$ 21,707	$ 226,385	$ 1,121	$ 1,999	$ 6,765	$ 21,331	$ 382,816
International Equity Fund	531,469	20,287	1,958,562	159,167	119,049	141,482	398,046	3,328,062
Better World International Fund	58,793	8,057	656,774	—	—	—	—	723,624
International Growth Fund	8,308	940	233,679	416	662	2,108	6,844	252,957
Developing World Fund	133,561	21,936	1,246,245	—	—	4,922	88,681	1,495,345
Small/Mid Cap Core Fund	—	15,900	—	—	—	—	—	15,900
Small/Mid Cap Growth Fund	—	4,945	—	—	—	—	—	4,945
Summit Fund	12,944	—	231,900	—	—	—	—	244,844
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
As of September 30, 2023, the percentage of direct investments in the Funds held by the Trustees, officers of the Trust, and the Advisor is approximately as follows.
Percentage of Direct Investments
Global Opportunities Fund	5.54%
International Equity Fund	1.83
Better World International Fund	7.38
International Growth Fund	3.80
Developing World Fund	3.55
Small/Mid Cap Core Fund	7.47
Small/Mid Cap Growth Fund	7.68
Income Builder Fund	1.62
Summit Fund	51.17
The Funds may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2023, the Rule 17a-7 purchases, sales and gains/(losses) were as follows.
	Purchases	Sales	Realized gains/(losses)
Small/Mid Cap Core Fund	$ 3,628,671	$ 3,501,380	$ 1,033,189
Small/Mid Cap Growth Fund	3,501,380	3,628,671	(1,003,339)
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Funds under the 1940 Act, including companies for which the Funds’ holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Funds invested for cash management purposes during the period:
GLOBAL OPPORTUNITIES FUND	Market Value 9/30/22	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/23	Dividend Income
Thornburg Capital Mgmt. Fund	$ 67,253,606	$ 222,348,982	$ (260,945,529)	$ -	$ -	$ 28,657,059	$ 1,676,295
Thornburg Equity Funds Annual Report  |  101

Notes to Financial Statements, Continued
September 30, 2023
INTERNATIONAL EQUITY FUND	Market Value 9/30/22	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/23	Dividend Income
Thornburg Capital Mgmt. Fund	$201,533,193	$ 797,300,685	$ (793,952,769)	$ -	$ -	$204,881,109	$ 7,012,861
BETTER WORLD INTERNATIONAL FUND
Thornburg Capital Mgmt. Fund	$ 21,444,036	$ 250,165,919	$ (211,528,437)	$ -	$ -	$ 60,081,518	$ 1,635,449
INTERNATIONAL GROWTH FUND
Thornburg Capital Mgmt. Fund	$ 45,852,069	$ 296,861,561	$ (317,138,466)	$ -	$ -	$ 25,575,164	$ 1,055,268
DEVELOPING WORLD FUND
Thornburg Capital Mgmt. Fund	$ 37,261,633	$ 356,874,117	$ (362,995,387)	$ -	$ -	$ 31,140,363	$ 1,270,512
SMALL/MID CAP CORE FUND
Thornburg Capital Mgmt. Fund	$ 3,867,931	$ 106,226,491	$ (107,871,849)	$ -	$ -	$ 2,222,573	$ 267,248
SMALL/MID CAP GROWTH FUND
Thornburg Capital Mgmt. Fund	$ 4,533,328	$ 70,656,271	$ (71,857,812)	$ -	$ -	$ 3,331,787	$ 110,994
INCOME BUILDER FUND
Chimera Investment Corp	$ 90,396,363	$ -	$ (14,951,051)	$(18,514,037)	$24,114,710	$ 81,045,985	$13,672,925
Malamute Energy, Inc.	12,439	-	-	-	-	12,439	-
SLR Investment Corp	53,073,328	-	-	-	13,225,253	66,298,581	7,064,973
Thornburg Capital Mgmt. Fund	519,970,522	1,808,628,345	(1,712,075,669)	-	-	616,523,198	20,393,397
Total	$663,452,652	$1,808,628,345	$(1,727,026,720)	$(18,514,037)	$37,339,963	$763,880,203	$41,131,295
SUMMIT FUND
Thornburg Capital Mgmt. Fund	$ 1,326,366	$ 39,371,600	$ (36,056,373)	$ -	$ -	$ 4,641,593	$ 256,921
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Funds. Therefore, no provision for federal income or excise tax is required.
The Funds file income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three years following a return’s filing date. The Funds have analyzed each uncertain tax position believed to be material in the preparation of the Funds’ financial statements for the fiscal year ended September 30, 2023, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Funds have not identified any such position for which an asset or liability must be reflected in the Statements of Assets and Liabilities.
102  |   Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2023
At September 30, 2023, information on the tax components of capital was as follows:
	Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Opportunities Fund	$ 778,460,648	$ 289,163,302	$ (31,438,508)	$ 257,724,794
International Equity Fund	2,086,175,728	339,088,055	(74,857,592)	264,230,463
Better World International Fund	569,048,734	27,910,672	(36,563,832)	(8,653,160)
International Growth Fund	648,661,120	186,435,405	(16,251,465)	170,183,940
Developing World Fund	872,446,521	174,076,551	(93,654,213)	80,422,338
Small/Mid Cap Core Fund	471,395,864	82,036,784	(58,972,170)	23,064,614
Small/Mid Cap Growth Fund	259,554,223	35,362,989	(23,855,439)	11,507,550
Income Builder Fund	9,894,059,592	2,209,600,962	(740,604,214)	1,468,996,748
Summit Fund	78,961,839	5,268,234	(3,570,194)	1,698,040
Temporary differences between book and tax basis appreciation (depreciation) on cost of investments is primarily attributed to tax deferral of losses on wash sales, premium amortization accruals, distributions from real estate investment trusts (“REITs”), distributions from non-REIT securities, partnership basis adjustments, tax treatment of corporate actions, and mark-to-market of forward currency contracts and passive foreign investment companies.
At September 30, 2023, the Funds had deferred tax basis late-year ordinary investment losses occurring subsequent to October 31, 2022 through September 30, 2023 per the following table. For tax purposes, such losses will be recognized in the year ending September 30, 2024.
Deferred Tax Basis
Late-Year Ordinary Losses
Small/Mid Cap Core Fund	$ 1,302,272
Small/Mid Cap Growth Fund	2,132,450
At September 30, 2023, the Funds had cumulative tax basis capital losses from prior fiscal years as shown on the following table, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
	Cumulative Capital Losses
	Short-Term	Long-Term
Better World International Fund	$ 48,636,367	$ —
International Growth Fund	8,719,523	—
Developing World Fund	157,418,334	36,615,339
Small/Mid Cap Core Fund	7,744,956	38,130,248
Small/Mid Cap Growth Fund	40,215,296	65,451,819
Income Builder Fund	250,083,277	—
Summit Fund	1,049,460	—
During the year ended September 30, 2023, the Funds utilized capital loss carryforwards as shown on the following table.
Utilized Capital Loss Carryforwards
Income Builder Fund	$ 1,761,135
Summit Fund	281,774
At September 30, 2023, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Funds’ net assets as follows:
	Distributable Earnings	Net Capital Paid
Global Opportunities Fund	$ (4,848,941)	$ 4,848,941
International Equity Fund	(5,797,018)	5,797,018
Small/Mid Cap Core Fund	1,629,438	(1,629,438)
Small/Mid Cap Growth Fund	3,882,419	(3,882,419)
Summit Fund	(938)	938
These differences are primarily due to the tax treatment of taxable over-distribution of dividends, equalization credits and net operating losses.
Thornburg Equity Funds Annual Report  |  103

Notes to Financial Statements, Continued
September 30, 2023
Foreign Withholding Taxes: The Funds are subject to foreign tax withholding imposed by certain foreign countries in which the Funds may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Funds would expect to record a receivable for such a tax reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention.
As a result of several court rulings in France and Sweden, the French and Swedish tax authorities recently paid several of the Funds’ tax reclaims for prior tax withholding.  These tax reclaim payments are reflected as “Foreign withholding tax claims” in the Statements of Operations and any related interest is included in “Interest Income”.  Reducing the “Foreign withholding tax claim” payments for the calculation of Net Investment Income/Loss in the Statement of Operations are fees paid by the Funds to a third-party service provider that assisted in the recovery of the tax reclaims by pursuing administrative and judicial proceedings on the Funds’ behalf. These third-party service provider fees are reflected in the Statement of Operations under “Tax Reclaim Collection Fees” and are excluded from the expense limitation agreement; therefore, certain net expenses are above the contractual limit.  For U.S. income tax purposes, tax reclaims paid by France and Sweden and received by the Funds will reduce the amount of foreign taxes paid in a fiscal year that Fund shareholders can use as tax credits in their individual income tax returns.
In the event that tax reclaims received by the Funds during the fiscal year ending September 30, 2023 exceed the foreign withholding taxes paid by the Funds for other foreign investments, and the Funds have previously passed foreign tax credits on to their shareholders, the Funds will have a U.S. tax liability. The Funds will enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability (fees) on behalf of the Funds’ shareholders.  These IRS fees are estimated through the year ended September 30, 2023 and are reflected as “IRS Compliance Fees” in the Statements of Operations.
Deferred Foreign Capital Gain Taxes: The Funds are subject to a tax imposed on net realized gains of securities of certain foreign countries. The Funds record an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
At September 30, 2023, the Funds had undistributed tax basis ordinary investment income and undistributed tax basis capital gains as follows:
	Undistributed Tax Basis Ordinary Investment Income	Undistributed tax basis capital gains
Global Opportunities Fund	$ 27,582,677	$ 32,031,810
International Equity Fund	47,630,569	9,939,844
Better World International Fund	7,367,481	—
International Growth Fund	4,802,954	—
Developing World Fund	18,708,676	—
Income Builder Fund	88,413,402	—
Summit Fund	60,097	—
The tax character of distributions paid for the Funds during the years ended September 30, 2023, and September 30, 2022, were as follows:
	DISTRIBUTIONS FROM:
	ORDINARY INCOME		CAPITAL GAINS
	2023	2022	2023	2022
Global Opportunities Fund	$ 12,565,759	$ 15,778,960	$ 24,123,882	$ 125,340,509
International Equity Fund	45,675,695	193,817,050	—	234,608,023
Better World International Fund	3,475,993	31,313,003	—	18,007,297
International Growth Fund	6,224,126	9,898,518	—	111,846,103
Developing World Fund	16,428,824	—	—	—
Small/Mid Cap Core Fund	1,277,575	70,922,563	—	154,765,074
Small/Mid Cap Growth Fund	—	7,963,421	—	231,344,035
Income Builder Fund	577,032,504	569,365,656	—	—
Summit Fund	2,062,953	9,193,382	—	1,709,399
104  |   Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2023
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At September 30, 2023, there were an unlimited number of shares of each Fund with no par value of beneficial interest authorized. Transactions in each Fund’s shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2023		YEAR ENDED September 30, 2022
GLOBAL OPPORTUNITIES FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,973,169	$ 62,289,387	974,446	$ 32,677,548
Shares issued to shareholders in reinvestment of dividends	286,501	8,832,745	932,299	33,290,506
Shares repurchased	(1,435,099)	(46,071,802)	(1,066,676)	(36,104,291)
Net increase (decrease)	824,571	$ 25,050,330	840,069	$ 29,863,763
Class C Shares
Shares sold	70,051	$ 2,092,029	91,768	$ 2,937,754
Shares issued to shareholders in reinvestment of dividends	66,415	1,933,568	402,531	13,579,745
Shares repurchased	(1,282,660)	(39,131,980)	(1,061,887)	(33,936,198)
Net increase (decrease)	(1,146,194)	$ (35,106,383)	(567,588)	$ (17,418,699)
Class I Shares
Shares sold	6,841,982	$ 213,696,940	3,320,142	$ 113,814,310
Shares issued to shareholders in reinvestment of dividends	667,251	20,667,164	2,086,899	74,888,020
Shares repurchased	(4,395,367)	(139,834,156)	(4,751,990)	(158,005,927)
Net increase (decrease)	3,113,866	$ 94,529,948	655,051	$ 30,696,403
Class R3 Shares
Shares sold	10,289	$ 322,839	16,133	$ 526,960
Shares issued to shareholders in reinvestment of dividends	3,300	100,393	13,696	482,287
Shares repurchased	(24,277)	(770,887)	(30,694)	(1,020,172)
Net increase (decrease)	(10,688)	$ (347,655)	(865)	$ (10,925)
Class R4 Shares
Shares sold	31,219	$ 985,890	21,583	$ 717,640
Shares issued to shareholders in reinvestment of dividends	4,888	149,433	17,674	625,825
Shares repurchased	(47,011)	(1,517,014)	(31,449)	(1,046,960)
Net increase (decrease)	(10,904)	$ (381,691)	7,808	$ 296,505
Class R5 Shares
Shares sold	165,294	$ 5,364,183	138,723	$ 4,670,479
Shares issued to shareholders in reinvestment of dividends	18,221	565,110	63,528	2,282,290
Shares repurchased	(203,337)	(6,572,182)	(170,169)	(5,914,065)
Net increase (decrease)	(19,822)	$ (642,889)	32,082	$ 1,038,704
Class R6 Shares
Shares sold	79,117	$ 2,576,009	101,369	$ 3,757,080
Shares issued to shareholders in reinvestment of dividends	65,982	2,052,294	210,743	7,594,896
Shares repurchased	(78,043)	(2,536,316)	(64,288)	(2,196,431)
Net increase (decrease)	67,056	$ 2,091,987	247,824	$ 9,155,545
Thornburg Equity Funds Annual Report  |  105

Notes to Financial Statements, Continued
September 30, 2023
	YEAR ENDED September 30, 2023		YEAR ENDED September 30, 2022
INTERNATIONAL EQUITY FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	958,627	$ 21,441,973	2,041,060	$ 52,169,489
Shares issued to shareholders in reinvestment of dividends	272,209	5,792,603	2,401,673	64,165,504
Shares repurchased	(3,414,315)	(75,334,403)	(4,666,655)	(109,084,663)
Net increase (decrease)	(2,183,479)	$ (48,099,827)	(223,922)	$ 7,250,330
Class C Shares
Shares sold	38,922	$ 720,919	67,920	$ 1,516,672
Shares issued to shareholders in reinvestment of dividends	9,319	170,731	147,243	3,385,937
Shares repurchased	(301,230)	(5,799,171)	(398,808)	(8,405,488)
Net increase (decrease)	(252,989)	$ (4,907,521)	(183,645)	$ (3,502,879)
Class I Shares
Shares sold	7,966,745	$ 184,784,897	12,619,730	$ 312,476,672
Shares issued to shareholders in reinvestment of dividends	1,155,316	25,578,700	8,538,732	237,811,796
Shares repurchased	(15,936,850)	(361,323,304)	(22,012,027)	(534,663,559)
Net increase (decrease)	(6,814,789)	$ (150,959,707)	(853,565)	$ 15,624,909
Class R3 Shares
Shares sold	767,878	$ 17,159,971	912,200	$ 20,606,533
Shares issued to shareholders in reinvestment of dividends	86,320	1,835,166	740,732	19,783,311
Shares repurchased	(1,487,151)	(33,273,315)	(1,592,391)	(37,291,918)
Net increase (decrease)	(632,953)	$ (14,278,178)	60,541	$ 3,097,926
Class R4 Shares
Shares sold	1,086,901	$ 23,264,851	1,113,079	$ 25,625,006
Shares issued to shareholders in reinvestment of dividends	60,137	1,265,884	420,162	11,128,522
Shares repurchased	(1,308,585)	(29,072,586)	(1,327,502)	(31,465,982)
Net increase (decrease)	(161,547)	$ (4,541,851)	205,739	$ 5,287,546
Class R5 Shares
Shares sold	910,913	$ 21,417,736	767,101	$ 18,825,543
Shares issued to shareholders in reinvestment of dividends	87,952	1,945,490	717,832	19,976,446
Shares repurchased	(1,230,400)	(28,658,667)	(2,284,897)	(55,348,975)
Net increase (decrease)	(231,535)	$ (5,295,441)	(799,964)	$ (16,546,986)
Class R6 Shares
Shares sold	2,065,947	$ 47,957,012	2,573,099	$ 61,671,850
Shares issued to shareholders in reinvestment of dividends	243,087	5,347,922	1,437,278	39,828,164
Shares repurchased	(2,559,868)	(58,227,646)	(2,268,264)	(53,193,858)
Net increase (decrease)	(250,834)	$ (4,922,712)	1,742,113	$ 48,306,156
106  |   Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2023
	YEAR ENDED September 30, 2023		YEAR ENDED September 30, 2022
BETTER WORLD INTERNATIONAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	670,874	$ 10,677,311	1,582,515	$ 28,147,344
Shares issued to shareholders in reinvestment of dividends	7,172	109,299	294,897	5,729,841
Shares repurchased	(609,070)	(9,775,627)	(1,303,757)	(22,226,153)
Net increase (decrease)	68,976	$ 1,010,983	573,655	$ 11,651,032
Class C Shares
Shares sold	125,030	$ 1,989,268	109,442	$ 1,929,300
Shares issued to shareholders in reinvestment of dividends	-	-	41,038	780,125
Shares repurchased	(63,960)	(981,867)	(80,971)	(1,365,897)
Net increase (decrease)	61,070	$ 1,007,401	69,509	$ 1,343,528
Class I Shares
Shares sold	13,217,836	$ 219,934,154	19,799,712	$ 351,052,279
Shares issued to shareholders in reinvestment of dividends	207,000	3,245,758	2,124,211	42,507,949
Shares repurchased	(7,435,794)	(120,746,045)	(10,767,532)	(182,655,360)
Net increase (decrease)	5,989,042	$ 102,433,867	11,156,391	$ 210,904,868
	YEAR ENDED September 30, 2023		YEAR ENDED September 30, 2022
INTERNATIONAL GROWTH FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	578,109	$ 12,679,011	962,327	$ 24,783,568
Shares issued to shareholders in reinvestment of dividends	11,150	232,369	318,951	9,348,439
Shares repurchased	(1,288,447)	(27,750,731)	(1,660,999)	(40,413,470)
Net increase (decrease)	(699,188)	$ (14,839,351)	(379,721)	$ (6,281,463)
Class C Shares
Shares sold	8,990	$ 174,379	37,981	$ 909,671
Shares issued to shareholders in reinvestment of dividends	-	-	68,485	1,812,795
Shares repurchased	(233,053)	(4,512,693)	(447,856)	(9,750,254)
Net increase (decrease)	(224,063)	$ (4,338,314)	(341,390)	$ (7,027,788)
Class I Shares
Shares sold	3,789,292	$ 84,031,408	10,967,456	$ 282,718,001
Shares issued to shareholders in reinvestment of dividends	221,806	4,795,444	2,988,849	90,890,906
Shares repurchased	(14,293,232)	(317,055,044)	(26,337,373)	(664,342,965)
Net increase (decrease)	(10,282,134)	$ (228,228,192)	(12,381,068)	$ (290,734,058)
Class R3 Shares
Shares sold	38,644	$ 837,250	38,455	$ 901,733
Shares issued to shareholders in reinvestment of dividends	351	7,201	17,128	493,619
Shares repurchased	(68,867)	(1,415,017)	(69,584)	(1,654,476)
Net increase (decrease)	(29,872)	$ (570,566)	(14,001)	$ (259,124)
Thornburg Equity Funds Annual Report  |  107

Notes to Financial Statements, Continued
September 30, 2023
	YEAR ENDED September 30, 2023		YEAR ENDED September 30, 2022
INTERNATIONAL GROWTH FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R4 Shares
Shares sold	53,972	$ 1,179,309	117,683	$ 2,910,598
Shares issued to shareholders in reinvestment of dividends	545	11,257	11,821	343,404
Shares repurchased	(92,569)	(1,991,059)	(89,929)	(2,155,296)
Net increase (decrease)	(38,052)	$ (800,493)	39,575	$ 1,098,706
Class R5 Shares
Shares sold	140,396	$ 3,239,664	210,329	$ 5,124,797
Shares issued to shareholders in reinvestment of dividends	7,816	169,448	74,090	2,260,498
Shares repurchased	(688,032)	(15,683,738)	(327,159)	(8,309,852)
Net increase (decrease)	(539,820)	$ (12,274,626)	(42,740)	$ (924,557)
Class R6 Shares
Shares sold	184,989	$ 4,241,064	235,553	$ 6,055,870
Shares issued to shareholders in reinvestment of dividends	25,612	557,839	210,948	6,463,441
Shares repurchased	(477,558)	(11,077,421)	(371,500)	(9,188,907)
Net increase (decrease)	(266,957)	$ (6,278,518)	75,001	$ 3,330,404
	YEAR ENDED September 30, 2023		YEAR ENDED September 30, 2022
DEVELOPING WORLD FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	831,891	$ 16,932,746	1,354,097	$ 32,648,557
Shares issued to shareholders in reinvestment of dividends	60,652	1,196,665	-	-
Shares repurchased	(1,423,791)	(28,877,796)	(1,352,523)	(31,625,279)
Net increase (decrease)	(531,248)	$ (10,748,385)	1,574	$ 1,023,278
Class C Shares
Shares sold	46,605	$ 859,875	115,696	$ 2,715,472
Shares issued to shareholders in reinvestment of dividends	2,206	40,950	-	-
Shares repurchased	(409,111)	(7,755,124)	(702,621)	(16,138,477)
Net increase (decrease)	(360,300)	$ (6,854,299)	(586,925)	$ (13,423,005)
Class I Shares
Shares sold	13,630,885	$ 284,495,601	19,508,504	$ 457,205,551
Shares issued to shareholders in reinvestment of dividends	680,314	13,735,542	-	-
Shares repurchased	(15,447,650)	(317,807,604)	(11,471,300)	(271,018,980)
Net increase (decrease)	(1,136,451)	$ (19,576,461)	8,037,204	$ 186,186,571
Class R5 Shares
Shares sold	64,298	$ 1,260,653	25,218	$ 621,172
Shares issued to shareholders in reinvestment of dividends	2,871	57,789	-	-
Shares repurchased	(35,359)	(724,953)	(45,654)	(1,159,050)
Net increase (decrease)	31,810	$ 593,489	(20,436)	$ (537,878)
108  |   Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2023
	YEAR ENDED September 30, 2023		YEAR ENDED September 30, 2022
DEVELOPING WORLD FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R6 Shares
Shares sold	402,990	$ 8,389,832	456,652	$ 11,372,017
Shares issued to shareholders in reinvestment of dividends	50,092	1,013,358	-	-
Shares repurchased	(322,162)	(6,692,834)	(350,216)	(8,377,883)
Net increase (decrease)	130,920	$ 2,710,356	106,436	$ 2,994,134
	YEAR ENDED September 30, 2023		YEAR ENDED September 30, 2022
SMALL/MID CAP CORE FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	80,057	$ 4,815,941	217,480	$ 15,364,294
Shares issued to shareholders in reinvestment of dividends	2,209	130,588	1,546,880	116,587,733
Shares repurchased	(823,989)	(49,388,976)	(1,122,476)	(80,057,621)
Net increase (decrease)	(741,723)	$ (44,442,447)	641,884	$ 51,894,406
Class C Shares
Shares sold	3,207	$ 164,823	3,664	$ 220,812
Shares issued to shareholders in reinvestment of dividends	-	-	74,225	4,803,824
Shares repurchased	(73,298)	(3,755,323)	(118,480)	(7,405,754)
Net increase (decrease)	(70,091)	$ (3,590,500)	(40,591)	$ (2,381,118)
Class I Shares
Shares sold	101,666	$ 6,454,179	171,464	$ 13,046,450
Shares issued to shareholders in reinvestment of dividends	16,489	1,017,848	1,089,536	85,936,055
Shares repurchased	(595,212)	(37,241,178)	(978,338)	(72,258,824)
Net increase (decrease)	(477,057)	$ (29,769,151)	282,662	$ 26,723,681
Class R3 Shares
Shares sold	25,100	$ 1,501,124	24,799	$ 1,702,857
Shares issued to shareholders in reinvestment of dividends	266	15,650	81,262	6,082,567
Shares repurchased	(59,406)	(3,535,469)	(105,446)	(7,610,302)
Net increase (decrease)	(34,040)	$ (2,018,695)	615	$ 175,122
Class R4 Shares
Shares sold	5,518	$ 336,921	11,684	$ 827,543
Shares issued to shareholders in reinvestment of dividends	107	6,387	14,252	1,084,494
Shares repurchased	(18,697)	(1,149,650)	(20,168)	(1,438,625)
Net increase (decrease)	(13,072)	$ (806,342)	5,768	$ 473,412
Class R5 Shares
Shares sold	9,468	$ 593,423	11,303	$ 807,519
Shares issued to shareholders in reinvestment of dividends	484	29,855	46,107	3,628,979
Shares repurchased	(69,751)	(4,490,099)	(97,834)	(7,103,709)
Net increase (decrease)	(59,799)	$ (3,866,821)	(40,424)	$ (2,667,211)
Thornburg Equity Funds Annual Report  |  109

Notes to Financial Statements, Continued
September 30, 2023
	YEAR ENDED September 30, 2023		YEAR ENDED September 30, 2022
SMALL/MID CAP GROWTH FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	195,052	$ 4,608,839	479,005	$ 15,626,745
Shares issued to shareholders in reinvestment of dividends	-	-	3,054,719	110,183,728
Shares repurchased	(1,697,313)	(39,033,955)	(3,145,771)	(92,472,572)
Net increase (decrease)	(1,502,261)	$ (34,425,116)	387,953	$ 33,337,901
Class C Shares
Shares sold	5,569	$ 94,146	33,600	$ 727,603
Shares issued to shareholders in reinvestment of dividends	-	-	334,608	8,877,148
Shares repurchased	(154,543)	(2,597,269)	(555,269)	(12,939,363)
Net increase (decrease)	(148,974)	$ (2,503,123)	(187,061)	$ (3,334,612)
Class I Shares
Shares sold	134,409	$ 3,559,163	850,566	$ 47,437,538
Shares issued to shareholders in reinvestment of dividends	-	-	2,318,105	95,714,556
Shares repurchased	(842,729)	(22,252,193)	(3,340,551)	(118,713,560)
Net increase (decrease)	(708,320)	$ (18,693,030)	(171,880)	$ 24,438,534
Class R3 Shares
Shares sold	67,079	$ 1,543,065	78,566	$ 2,122,092
Shares issued to shareholders in reinvestment of dividends	-	-	257,207	9,092,273
Shares repurchased	(164,259)	(3,708,208)	(181,644)	(5,129,736)
Net increase (decrease)	(97,180)	$ (2,165,143)	154,129	$ 6,084,629
Class R4 Shares
Shares sold	4,685	$ 107,643	11,058	$ 326,875
Shares issued to shareholders in reinvestment of dividends	-	-	13,941	504,087
Shares repurchased	(21,567)	(514,998)	(12,824)	(403,205)
Net increase (decrease)	(16,882)	$ (407,355)	12,175	$ 427,757
Class R5 Shares
Shares sold	63,782	$ 1,783,353	46,825	$ 1,617,763
Shares issued to shareholders in reinvestment of dividends	-	-	159,882	6,590,335
Shares repurchased	(163,354)	(4,359,536)	(231,439)	(7,667,005)
Net increase (decrease)	(99,572)	$ (2,576,183)	(24,732)	$ 541,093
	YEAR ENDED September 30, 2023		YEAR ENDED September 30, 2022
INCOME BUILDER FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	17,596,421	$ 385,599,031	20,452,673	$ 471,778,955
Shares issued to shareholders in reinvestment of dividends	8,296,992	183,332,988	8,182,741	184,957,591
Shares repurchased	(25,830,307)	(567,648,084)	(23,393,696)	(533,787,843)
Net increase (decrease)	63,106	$ 1,283,935	5,241,718	$ 122,948,703
110  |   Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2023
	YEAR ENDED September 30, 2023		YEAR ENDED September 30, 2022
INCOME BUILDER FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class C Shares
Shares sold	2,870,931	$ 63,315,846	3,169,422	$ 73,205,279
Shares issued to shareholders in reinvestment of dividends	1,113,980	24,504,174	1,480,354	33,671,970
Shares repurchased	(11,575,054)	(253,678,474)	(15,161,446)	(349,728,724)
Net increase (decrease)	(7,590,143)	$ (165,858,454)	(10,511,670)	$ (242,851,475)
Class I Shares
Shares sold	64,411,465	$ 1,435,919,240	43,401,332	$ 1,001,318,903
Shares issued to shareholders in reinvestment of dividends	14,007,229	312,275,940	13,008,019	295,975,824
Shares repurchased	(45,547,584)	(1,005,204,732)	(40,351,846)	(925,057,512)
Net increase (decrease)	32,871,110	$ 742,990,448	16,057,505	$ 372,237,215
Class R3 Shares
Shares sold	73,395	$ 1,622,458	109,253	$ 2,539,813
Shares issued to shareholders in reinvestment of dividends	44,819	988,379	50,372	1,139,554
Shares repurchased	(255,363)	(5,600,344)	(214,599)	(4,846,144)
Net increase (decrease)	(137,149)	$ (2,989,507)	(54,974)	$ (1,166,777)
Class R4 Shares
Shares sold	59,372	$ 1,302,050	74,259	$ 1,699,300
Shares issued to shareholders in reinvestment of dividends	21,972	485,428	23,766	538,409
Shares repurchased	(155,126)	(3,464,600)	(123,516)	(2,772,170)
Net increase (decrease)	(73,782)	$ (1,677,122)	(25,491)	$ (534,461)
Class R5 Shares
Shares sold	172,160	$ 3,781,989	319,714	$ 7,363,065
Shares issued to shareholders in reinvestment of dividends	50,269	1,114,795	58,724	1,342,082
Shares repurchased	(922,962)	(20,762,678)	(539,290)	(12,709,352)
Net increase (decrease)	(700,533)	$ (15,865,894)	(160,852)	$ (4,004,205)
Class R6 Shares
Shares sold	1,979,752	$ 43,778,848	2,015,040	$ 45,266,210
Shares issued to shareholders in reinvestment of dividends	397,853	8,855,951	282,496	6,359,945
Shares repurchased	(393,241)	(8,732,940)	(286,739)	(6,627,495)
Net increase (decrease)	1,984,364	$ 43,901,859	2,010,797	$ 44,998,660
	YEAR ENDED September 30, 2023		YEAR ENDED September 30, 2022
SUMMIT FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	579,948	$ 6,585,955	55,966	$ 640,846
Shares issued to shareholders in reinvestment of dividends	9,556	110,469	561	6,137
Shares repurchased	(109,451)	(1,245,452)	(7,383)	(81,922)
Net increase (decrease)	480,053	$ 5,450,972	49,144	$ 565,061
Thornburg Equity Funds Annual Report  |  111

Notes to Financial Statements, Continued
September 30, 2023
	YEAR ENDED September 30, 2023		YEAR ENDED September 30, 2022
SUMMIT FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	1,638,376	$ 18,606,705	932,567	$ 11,328,129
Shares issued to shareholders in reinvestment of dividends	153,205	1,755,389	858,759	10,674,300
Shares repurchased	(601,699)	(6,848,241)	(740,432)	(8,263,980)
Net increase (decrease)	1,189,882	$ 13,513,853	1,050,894	$ 13,738,449
NOTE 7 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2023, the Funds had purchase and sale transactions of investments as listed in the table below (excluding short-term investments).
	Purchases	Sales
Global Opportunities Fund	$ 289,356,930	$ 165,531,422
International Equity Fund	992,279,509	1,288,626,481
Better World International Fund	445,589,101	372,083,700
International Growth Fund	335,200,693	578,608,425
Developing World Fund	373,003,568	395,224,898
Small/Mid Cap Core Fund	198,719,796	288,429,521
Small/Mid Cap Growth Fund	128,765,955	191,490,038
Income Builder Fund	3,134,038,056	2,753,723,889
Summit Fund	70,150,812	53,578,952
NOTE 8 – DERIVATIVE FINANCIAL INSTRUMENTS
The Funds may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Funds and how these derivatives affect the financial position, financial performance and cash flows of the Funds. The Funds do not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2023, certain Funds’ principal exposures to derivative financial instruments of the type addressed by ASC 815 were investments in forward currency contracts, except for Summit Fund, which also had exposure to options during the period.
Forward Currency Contracts:  During the year ended September 30, 2023, some of the Funds entered into forward currency contracts in the normal course of pursuing their investment objectives, with the intent of reducing the risk to the value of the Funds’ foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. Each of the forward currency contracts entered into by the Funds is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Forward currency contracts involve risks to the Funds, including the risk that a contract’s counterparty will not meet its obligations to the Funds, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Funds may not achieve the intended benefit of entering into a contract and may experience a loss.
The monthly average values of open forward currency sell contracts for the year ended September 30, 2023 for Global Opportunities Fund, International Equity Fund, and Income Builder Fund were $132,178,092, $99,038,788, and $2,139,595,837, respectively. The monthly average value of open forward currency purchase contracts for the year ended September 30, 2023 for Summit Fund was $3,368,038.
These contracts are accounted for by the Funds under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in each Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in each Fund’s Statement of Operations.
112  |  Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2023
These outstanding forward currency contracts in the table located in the Schedule of Investments which were entered into with State Street Bank and Trust Company (“SSB”) and with Morgan Stanley & Co. Inc. ("MSC") were entered into pursuant to International Swaps and Derivatives Association (“ISDA”) Master Agreements. Outstanding forward currency contracts, which were entered into with Brown Brothers Harriman & Co. (“BBH”), were entered into pursuant to a written agreement with BBH. In the event of a default or termination under the ISDA Master Agreement with SSB or MSC or the agreement with BBH, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.
Because the ISDA Master Agreement with SSB, the ISDA Master Agreement with MSC, and the agreement with BBH do not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under such agreements, the Funds do not net their respective outstanding forward currency contracts for the purpose of disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Funds recognize the unrealized appreciation (depreciation) on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.
Option Contracts: Each Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price.
A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price. To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.
When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset.  When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statements of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.
During the year ended September 30, 2023, Summit Fund engaged in over-the-counter ("OTC") option trades.
Options written by a Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange-traded purchased options have minimal counterparty credit risk to a Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.
The monthly average notional value of open options purchased for the year ended  September 30, 2023 for Summit Fund was $1,358,172. As of September 30, 2023 the Funds had no outstanding written options.
Thornburg Equity Funds Annual Report  |  113

Notes to Financial Statements, Continued
September 30, 2023
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in each Fund’s Statement of Assets and Liabilities at September 30, 2023 is disclosed in the following table:
	Type of Derivative(a)	Counter Party	Asset Derivatives	Liability Derivatives	Net Amount
Global Opportunities Fund	Forward currency contracts	SSB	$ 3,394,959	$ —	$ 3,394,959
	Forward currency contracts	BBH	1,886,278	—	1,886,278
			$ 5,281,237	$ —	$ 5,281,237
International Equity Fund	Forward currency contracts	BBH	13,266,654	(4,268,893)	8,997,761
			$ 13,266,654	$ (4,268,893)	$ 8,997,761
Income Builder Fund	Forward currency contracts	SSB	52,724,525	(304,602)	52,419,923
	Forward currency contracts	BBH	23,977,223	—	23,977,223
			$ 76,701,748	$ (304,602)	$ 76,397,146
Summit Fund	Forward currency contracts	SSB	—	(100,657)	(100,657)
	Forward currency contracts	MSC	—	(116,432)	(116,432)
			$ —	$ (217,089)	$ (217,089)

(a)	Generally, the Statement of Assets and Liabilities location for forward currency contracts is Assets - Unrealized appreciation on forward currency contracts for asset derivatives and Liabilities - Unrealized depreciation on forward currency contracts for liabilities derivatives.
Because the Funds did not receive or post cash collateral in connection with their forward currency contracts during the period, the net amounts of each Fund’s assets and liabilities which are attributable to those contracts at September 30, 2023 can be determined by offsetting the dollar amounts shown in the asset and liability columns in the preceding table, the results of which are reflected in the "Net Amount" column. The Funds’ forward currency contracts and written options are valued each day, and the net amounts of each Fund’s assets and liabilities which are attributable to those contracts and options are expected to vary over time.
The net realized gain (loss) from forward currency contracts  and net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in each Fund’s Statement of Operations for the year ended September 30, 2023 are disclosed in the following table:
		Net Realized	Net Change in Unrealized
	Type of Derivative(1)	Gain (Loss)	Appreciation (Depreciation)
Global Opportunities Fund	Forward currency contracts	$ (5,829,090)	$ (354,080)
International Equity Fund	Forward currency contracts	168,438	8,997,761
Income Builder Fund	Forward currency contracts	(132,955,718)	(26,735,485)
Summit Fund	Forward currency contracts	(70,484)	(43,995)
Summit Fund	Purchased Options	3,058	-

(1)	Generally, the Statement of Operations location for forward currency contracts is Net realized gain (loss) on: forward currency contracts and Net change in unrealized appreciation (depreciation) on: forward currency contracts. The Statement of Operations location for purchased option contracts is Net realized gain (loss) on: options purchased.
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Thornburg Equity Funds Annual Report  |  115

Financial Highlights
Global Opportunities Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(c)
2023	$ 27.76	0.67	5.35	6.02	(0.36)	(0.79)	—	(1.15)	$ 32.63
2022	$ 39.32	0.28	(6.80)	(6.52)	(0.49)	(4.55)	—	(5.04)	$ 27.76
2021	$ 31.69	0.53	9.40	9.93	— (d)	(2.30)	—	(2.30)	$ 39.32
2020	$ 27.56	0.08	4.47	4.55	(0.14)	(0.28)	—	(0.42)	$ 31.69
2019	$ 29.93	0.20	(2.02)	(1.82)	(0.55)	—	—	(0.55)	$ 27.56
CLASS C SHARES
2023	$ 26.21	0.40	5.06	5.46	(0.06)	(0.79)	—	(0.85)	$ 30.82
2022	$ 37.36	— (e)	(6.41)	(6.41)	(0.19)	(4.55)	—	(4.74)	$ 26.21
2021	$ 30.44	0.22	9.00	9.22	—	(2.30)	—	(2.30)	$ 37.36
2020	$ 26.55	(0.14)	4.31	4.17	—	(0.28)	—	(0.28)	$ 30.44
2019	$ 28.70	(0.01)	(1.89)	(1.90)	(0.25)	—	—	(0.25)	$ 26.55
CLASS I SHARES
2023	$ 27.91	0.78	5.37	6.15	(0.45)	(0.79)	—	(1.24)	$ 32.82
2022	$ 39.49	0.39	(6.83)	(6.44)	(0.59)	(4.55)	—	(5.14)	$ 27.91
2021	$ 31.81	0.64	9.43	10.07	(0.09)	(2.30)	—	(2.39)	$ 39.49
2020	$ 27.67	0.15	4.50	4.65	(0.23)	(0.28)	—	(0.51)	$ 31.81
2019	$ 30.07	0.29	(2.04)	(1.75)	(0.65)	—	—	(0.65)	$ 27.67
CLASS R3 SHARES
2023	$ 27.37	0.61	5.28	5.89	(0.27)	(0.79)	—	(1.06)	$ 32.20
2022	$ 38.81	0.20	(6.69)	(6.49)	(0.40)	(4.55)	—	(4.95)	$ 27.37
2021	$ 31.38	0.42	9.31	9.73	—	(2.30)	—	(2.30)	$ 38.81
2020	$ 27.28	0.01	4.42	4.43	(0.05)	(0.28)	—	(0.33)	$ 31.38
2019	$ 29.57	0.15	(1.98)	(1.83)	(0.46)	—	—	(0.46)	$ 27.28
CLASS R4 SHARES
2023	$ 27.53	0.64	5.30	5.94	(0.32)	(0.79)	—	(1.11)	$ 32.36
2022	$ 39.01	0.24	(6.73)	(6.49)	(0.44)	(4.55)	—	(4.99)	$ 27.53
2021	$ 31.50	0.49	9.32	9.81	—	(2.30)	—	(2.30)	$ 39.01
2020	$ 27.32	0.03	4.43	4.46	—	(0.28)	—	(0.28)	$ 31.50
2019	$ 29.62	0.19	(2.00)	(1.81)	(0.49)	—	—	(0.49)	$ 27.32
CLASS R5 SHARES
2023	$ 27.95	0.79	5.37	6.16	(0.45)	(0.79)	—	(1.24)	$ 32.87
2022	$ 39.53	0.38	(6.83)	(6.45)	(0.58)	(4.55)	—	(5.13)	$ 27.95
2021	$ 31.84	0.61	9.47	10.08	(0.09)	(2.30)	—	(2.39)	$ 39.53
2020	$ 27.70	0.15	4.50	4.65	(0.23)	(0.28)	—	(0.51)	$ 31.84
2019	$ 30.10	0.28	(2.02)	(1.74)	(0.66)	—	—	(0.66)	$ 27.70
CLASS R6 SHARES
2023	$ 28.03	0.82	5.40	6.22	(0.49)	(0.79)	—	(1.28)	$ 32.97
2022	$ 39.64	0.44	(6.86)	(6.42)	(0.64)	(4.55)	—	(5.19)	$ 28.03
2021	$ 31.93	0.70	9.44	10.14	(0.13)	(2.30)	—	(2.43)	$ 39.64
2020	$ 27.77	0.21	4.50	4.71	(0.27)	(0.28)	—	(0.55)	$ 31.93
2019	$ 30.20	0.32	(2.05)	(1.73)	(0.70)	—	—	(0.70)	$ 27.77

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2023 would have been: Class A, 2.07%; Class C, 1.28%; Class I, 2.38%; Class R3, 1.91%; Class R4, 1.97%; Class R5, 2.41%; Class R6, 2.52%, 2022 would have been: Class A, 0.79%; Class C, (0.04)%; Class I, 1.10%; Class R3, 0.56%; Class R4, 0.67%; Class R5, 1.08%; Class R6, 1.24% and 2021 would have been: Class A, 1.36%; Class C, 0.57%; Class I, 1.64%; Class R3, 1.10%; Class R4, 1.27%; Class R5, 1.60%; Class R6, 1.80%.
(b)	Not annualized for periods less than one year.
(c)	Sales loads are not reflected in computing total return.
(d)	Dividends From Net Investment Income was less than 0.01.
(e)	Net investment income (loss) was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
116  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
Global Opportunities Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(b)	Portfolio Turnover Rate (%)(b)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(c)
2023	2.09	1.29	1.33	21.93	17.07	$ 284,351
2022	0.83	1.29	1.35	(19.31)	26.92	$ 218,968
2021	1.42	1.27	1.31	32.82	25.48	$ 277,126
2020	0.27	1.28	1.32	16.59	35.63	$ 215,473
2019	0.73	1.31	1.33	(5.78)	29.12	$ 236,560
CLASS C SHARES
2023	1.31	2.09	2.13	20.99	17.07	$ 39,916
2022	— (e)	2.06	2.11	(19.94)	26.92	$ 63,994
2021	0.63	2.04	2.08	31.77	25.48	$ 112,420
2020	(0.49)	2.02	2.06	15.78	35.63	$ 116,705
2019	(0.02)	2.07	2.09	(6.49)	29.12	$ 151,469
CLASS I SHARES
2023	2.41	0.99	1.06	22.32	17.07	$ 626,942
2022	1.14	0.99	1.06	(19.06)	26.92	$ 446,228
2021	1.69	0.99	1.06	33.17	25.48	$ 605,581
2020	0.50	0.99	1.08	16.91	35.63	$ 523,175
2019	1.05	0.99	1.06	(5.46)	29.12	$ 762,697
CLASS R3 SHARES
2023	1.94	1.50	2.43	21.76	17.07	$ 2,761
2022	0.61	1.50	2.40	(19.47)	26.92	$ 2,639
2021	1.15	1.50	2.07	32.48	25.48	$ 3,776
2020	0.03	1.50	2.00	16.32	35.63	$ 3,633
2019	0.55	1.50	2.20	(5.95)	29.12	$ 4,317
CLASS R4 SHARES
2023	2.00	1.40	2.10	21.82	17.07	$ 5,023
2022	0.72	1.40	2.09	(19.37)	26.92	$ 4,573
2021	1.32	1.40	1.83	32.62	25.48	$ 6,177
2020	0.09	1.40	1.62	16.41	35.63	$ 5,093
2019	0.71	1.40	1.86	(5.84)	29.12	$ 9,254
CLASS R5 SHARES
2023	2.43	0.99	1.20	22.32	17.07	$ 17,592
2022	1.12	0.99	1.38	(19.06)	26.92	$ 15,512
2021	1.64	0.99	1.36	33.18	25.48	$ 20,673
2020	0.53	0.99	1.28	16.89	35.63	$ 32,817
2019	1.04	0.99	1.27	(5.45)	29.12	$ 42,354
CLASS R6 SHARES
2023	2.54	0.85	1.02	22.50	17.07	$ 57,844
2022	1.28	0.85	1.03	(18.95)	26.92	$ 47,300
2021	1.85	0.85	1.00	33.32	25.48	$ 57,072
2020	0.70	0.85	1.03	17.08	35.63	$ 43,911
2019	1.17	0.85	1.00	(5.34)	29.12	$ 45,699
Thornburg Equity Funds Annual Report  |  117

Financial Highlights
International Equity Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(d)
2023	$ 18.19	0.38	4.30	4.68	(0.36)	—	—	(0.36)	$ 22.51
2022	$ 28.75	0.29	(7.15)	(6.86)	(0.27)	(3.43)	—	(3.70)	$ 18.19
2021	$ 24.78	0.31	4.49	4.80	(0.06)	(0.77)	—	(0.83)	$ 28.75
2020	$ 22.91	0.07	3.29	3.36	(0.21)	(1.28)	—	(1.49)	$ 24.78
2019	$ 22.69	0.19	0.31	0.50	(0.28)	—	—	(0.28)	$ 22.91
CLASS C SHARES
2023	$ 15.61	0.15	3.69	3.84	(0.21)	—	—	(0.21)	$ 19.24
2022	$ 25.20	0.11	(6.13)	(6.02)	(0.14)	(3.43)	—	(3.57)	$ 15.61
2021	$ 21.91	0.06	4.00	4.06	—	(0.77)	—	(0.77)	$ 25.20
2020	$ 20.33	(0.08)	2.94	2.86	—	(1.28)	—	(1.28)	$ 21.91
2019	$ 20.01	— (e)	0.32	0.32	—	—	—	—	$ 20.33
CLASS I SHARES
2023	$ 18.98	0.44	4.48	4.92	(0.44)	—	—	(0.44)	$ 23.46
2022	$ 29.88	0.41	(7.47)	(7.06)	(0.41)	(3.43)	—	(3.84)	$ 18.98
2021	$ 25.70	0.39	4.68	5.07	(0.12)	(0.77)	—	(0.89)	$ 29.88
2020	$ 23.69	0.15	3.42	3.57	(0.28)	(1.28)	—	(1.56)	$ 25.70
2019	$ 23.47	0.25	0.32	0.57	(0.35)	—	—	(0.35)	$ 23.69
CLASS R3 SHARES
2023	$ 18.17	0.32	4.29	4.61	(0.34)	—	—	(0.34)	$ 22.44
2022	$ 28.75	0.27	(7.16)	(6.89)	(0.26)	(3.43)	—	(3.69)	$ 18.17
2021	$ 24.77	0.23	4.52	4.75	—	(0.77)	—	(0.77)	$ 28.75
2020	$ 22.89	0.03	3.29	3.32	(0.16)	(1.28)	—	(1.44)	$ 24.77
2019	$ 22.65	0.15	0.31	0.46	(0.22)	—	—	(0.22)	$ 22.89
CLASS R4 SHARES
2023	$ 18.03	0.36	4.25	4.61	(0.39)	—	—	(0.39)	$ 22.25
2022	$ 28.56	0.32	(7.10)	(6.78)	(0.32)	(3.43)	—	(3.75)	$ 18.03
2021	$ 24.60	0.28	4.49	4.77	(0.04)	(0.77)	—	(0.81)	$ 28.56
2020	$ 22.74	0.07	3.27	3.34	(0.20)	(1.28)	—	(1.48)	$ 24.60
2019	$ 22.52	0.19	0.30	0.49	(0.27)	—	—	(0.27)	$ 22.74
CLASS R5 SHARES
2023	$ 18.96	0.44	4.47	4.91	(0.44)	—	—	(0.44)	$ 23.43
2022	$ 29.84	0.39	(7.44)	(7.05)	(0.40)	(3.43)	—	(3.83)	$ 18.96
2021	$ 25.66	0.38	4.67	5.05	(0.10)	(0.77)	—	(0.87)	$ 29.84
2020	$ 23.67	0.13	3.42	3.55	(0.28)	(1.28)	—	(1.56)	$ 25.66
2019	$ 23.44	0.25	0.32	0.57	(0.34)	—	—	(0.34)	$ 23.67
CLASS R6 SHARES
2023	$ 18.89	0.48	4.46	4.94	(0.49)	—	—	(0.49)	$ 23.34
2022	$ 29.75	0.45	(7.43)	(6.98)	(0.45)	(3.43)	—	(3.88)	$ 18.89
2021	$ 25.59	0.44	4.65	5.09	(0.16)	(0.77)	—	(0.93)	$ 29.75
2020	$ 23.61	0.18	3.41	3.59	(0.33)	(1.28)	—	(1.61)	$ 25.59
2019	$ 23.40	0.31	0.29	0.60	(0.39)	—	—	(0.39)	$ 23.61

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2023 would have been: Class A, 1.77%; Class C, 0.87%; Class I, 1.99%; Class R3, 1.51%; Class R4, 1.72%; Class R5, 1.98%; Class R6, 2.18%, 2022 would have been: Class A, 1.20%; Class C, 0.52%; Class I, 1.61%; Class R3, 1.11%; Class R4, 1.32%; Class R5, 1.53%; Class R6, 1.80% and 2021 would have been: Class A, 0.99%; Class C, 0.16%; Class I, 1.23%; Class R3, 0.71%; Class R4, 0.90%; Class R5, 1.18%; Class R6, 1.40%.
(b)	Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class A, 1.25%; Class C, 1.96%; Class I, 0.94%; Class R3, 1.45%; Class R4, 1.25%; Class R5, 0.99%; Class R6, 0.79%.
(c)	Not annualized for periods less than one year.
(d)	Sales loads are not reflected in computing total return.
(e)	Net investment income (loss) was less than $(0.01) per share.
(f)	The total return based on the NAV which reflects adjustments in accordance with U.S. GAAP is 26.15%.
+	Based on weighted average shares outstanding.
See notes to financial statements.
118  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
International Equity Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(d)
2023	1.68	1.10	1.23	25.83	43.13	$ 371,073
2022	1.25	1.30	1.38	(27.88)	48.88	$ 339,638
2021	1.07	1.58	1.58	19.66	42.85	$ 543,262
2020	0.31	1.25	1.26	15.33	79.05	$ 825,677
2019	0.86	1.26	1.26	2.47	71.09	$ 655,807
CLASS C SHARES
2023	0.77	1.98	2.12	24.70	43.13	$ 12,360
2022	0.56	1.96	2.05	(28.38)	48.88	$ 13,978
2021	0.24	2.26	2.26	18.83	42.85	$ 27,189
2020	(0.40)	1.93	1.94	14.69	79.05	$ 44,594
2019	(0.02)	2.09	2.09	1.60	71.09	$ 81,401
CLASS I SHARES
2023	1.90	0.88	1.01	26.09 (f)	43.13	$ 1,390,996
2022	1.66	0.90	1.00	(27.64)	48.88	$ 1,254,672
2021	1.32	1.24	1.24	20.05	42.85	$ 2,000,723
2020	0.64	0.92	0.93	15.74	79.05	$ 1,713,358
2019	1.11	0.97	0.97	2.76	71.09	$ 1,694,780
CLASS R3 SHARES
2023	1.42	1.36	1.71	25.47	43.13	$ 110,275
2022	1.16	1.40	1.70	(27.97)	48.88	$ 100,783
2021	0.80	1.75	1.91	19.46	42.85	$ 157,724
2020	0.12	1.45	1.58	15.11	79.05	$ 152,764
2019	0.67	1.45	1.65	2.25	71.09	$ 164,437
CLASS R4 SHARES
2023	1.62	1.16	1.48	25.68	43.13	$ 82,599
2022	1.37	1.19	1.50	(27.81)	48.88	$ 69,822
2021	0.99	1.55	1.70	19.69	42.85	$ 104,735
2020	0.30	1.25	1.32	15.35	79.05	$ 102,266
2019	0.88	1.25	1.44	2.45	71.09	$ 125,363
CLASS R5 SHARES
2023	1.90	0.90	1.23	26.03	43.13	$ 101,451
2022	1.57	0.94	1.28	(27.60)	48.88	$ 86,468
2021	1.26	1.29	1.46	19.97	42.85	$ 160,007
2020	0.55	0.99	1.02	15.64	79.05	$ 133,705
2019	1.10	0.99	1.12	2.74	71.09	$ 153,366
CLASS R6 SHARES
2023	2.09	0.70	0.94	26.29	43.13	$ 294,974
2022	1.85	0.73	0.92	(27.47)	48.88	$ 243,442
2021	1.49	1.09	1.18	20.21	42.85	$ 331,621
2020	0.78	0.79	0.90	15.90	79.05	$ 250,391
2019	1.37	0.79	0.88	2.95	71.09	$ 219,441
Thornburg Equity Funds Annual Report  |  119

Financial Highlights
Better World International Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(c)
2023	$ 13.48	0.14	2.52	2.66	(0.04)	—	—	(0.04)	$ 16.10
2022	$ 21.46	0.06	(5.18)	(5.12)	—	(2.86)	—	(2.86)	$ 13.48
2021	$ 15.66	0.01	5.79	5.80	—	—	—	—	$ 21.46
2020	$ 12.85	— (d)	2.90	2.90	(0.09)	—	—	(0.09)	$ 15.66
2019	$ 14.51	0.12	(0.66)	(0.54)	(0.15)	(0.97)	—	(1.12)	$ 12.85
CLASS C SHARES
2023	$ 13.11	0.02	2.46	2.48	—	—	—	—	$ 15.59
2022	$ 21.08	(0.07)	(5.04)	(5.11)	—	(2.86)	—	(2.86)	$ 13.11
2021	$ 15.51	(0.15)	5.72	5.57	—	—	—	—	$ 21.08
2020	$ 12.72	(0.08)	2.88	2.80	(0.01)	—	—	(0.01)	$ 15.51
2019	$ 14.32	0.03	(0.62)	(0.59)	(0.04)	(0.97)	—	(1.01)	$ 12.72
CLASS I SHARES
2023	$ 13.93	0.24	2.61	2.85	(0.14)	—	—	(0.14)	$ 16.64
2022	$ 22.03	0.15	(5.34)	(5.19)	(0.05)	(2.86)	—	(2.91)	$ 13.93
2021	$ 16.06	0.11	5.93	6.04	(0.07)	—	—	(0.07)	$ 22.03
2020	$ 13.16	0.10	2.99	3.09	(0.19)	—	—	(0.19)	$ 16.06
2019	$ 14.83	0.20	(0.67)	(0.47)	(0.23)	(0.97)	—	(1.20)	$ 13.16

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2023 would have been: Class A, 0.85%; Class C, 0.12%; Class I, 1.42%, 2022 would have been: Class A, 0.32%; Class C, (0.43)%; Class I, 0.88% and 2021 would have been: Class A, 0.04%; Class C, (0.78)%; Class I, 0.51%.
(b)	Not annualized for periods less than one year.
(c)	Sales loads are not reflected in computing total return.
(d)	Net investment income (loss) was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
120  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
Better World International Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(b)	Portfolio Turnover Rate (%)(b)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(c)
2023	0.87	1.46	1.60	19.79	80.23	$ 40,587
2022	0.34	1.47	1.58	(27.93)	140.89	$ 33,050
2021	0.05	1.57	1.57	37.04	119.96	$ 40,287
2020	(0.02)	1.83	1.94	22.65	42.87	$ 11,859
2019	0.91	1.82	2.10	(3.19)	62.33	$ 9,378
CLASS C SHARES
2023	0.14	2.19	2.82	18.92	80.23	$ 6,177
2022	(0.42)	2.24	2.50	(28.44)	140.89	$ 4,391
2021	(0.77)	2.38	2.85	35.91	119.96	$ 5,597
2020	(0.56)	2.38	3.31	22.02	42.87	$ 2,159
2019	0.25	2.38	3.48	(3.75)	62.33	$ 1,687
CLASS I SHARES
2023	1.44	0.90	1.26	20.49	80.23	$ 513,331
2022	0.89	0.96	1.25	(27.54)	140.89	$ 346,395
2021	0.53	1.09	1.21	37.72	119.96	$ 302,026
2020	0.74	1.09	1.33	23.62	42.87	$ 83,208
2019	1.57	1.09	1.44	(2.54)	62.33	$ 59,833
Thornburg Equity Funds Annual Report  |  121

Financial Highlights
International Growth Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(d)
2023	$ 18.22	0.02	3.41	3.43	(0.06)	—	—	(0.06)	$ 21.59
2022	$ 30.27	0.03	(10.09)	(10.06)	—	(1.99)	—	(1.99)	$ 18.22
2021	$ 28.37	(0.09)	2.37	2.28	—	(0.38)	—	(0.38)	$ 30.27
2020	$ 21.46	(0.08)	7.10	7.02	— (e)	(0.11)	—	(0.11)	$ 28.37
2019	$ 23.78	— (f)	(1.55)	(1.55)	(0.02)	(0.75)	—	(0.77)	$ 21.46
CLASS C SHARES
2023	$ 16.33	(0.16)	3.05	2.89	—	—	—	—	$ 19.22
2022	$ 27.55	(0.17)	(9.06)	(9.23)	—	(1.99)	—	(1.99)	$ 16.33
2021	$ 26.06	(0.31)	2.18	1.87	—	(0.38)	—	(0.38)	$ 27.55
2020	$ 19.87	(0.25)	6.55	6.30	—	(0.11)	—	(0.11)	$ 26.06
2019	$ 22.21	(0.15)	(1.44)	(1.59)	—	(0.75)	—	(0.75)	$ 19.87
CLASS I SHARES
2023	$ 18.97	0.11	3.53	3.64	(0.15)	—	—	(0.15)	$ 22.46
2022	$ 31.32	0.12	(10.48)	(10.36)	—	(1.99)	—	(1.99)	$ 18.97
2021	$ 29.27	(0.01)	2.44	2.43	—	(0.38)	—	(0.38)	$ 31.32
2020	$ 22.13	(0.01)	7.33	7.32	(0.07)	(0.11)	—	(0.18)	$ 29.27
2019	$ 24.51	0.07	(1.60)	(1.53)	(0.10)	(0.75)	—	(0.85)	$ 22.13
CLASS R3 SHARES
2023	$ 17.90	(0.01)	3.35	3.34	(0.03)	—	—	(0.03)	$ 21.21
2022	$ 29.80	— (f)	(9.91)	(9.91)	—	(1.99)	—	(1.99)	$ 17.90
2021	$ 28.01	(0.16)	2.33	2.17	—	(0.38)	—	(0.38)	$ 29.80
2020	$ 21.23	(0.13)	7.02	6.89	—	(0.11)	—	(0.11)	$ 28.01
2019	$ 23.54	(0.04)	(1.52)	(1.56)	—	(0.75)	—	(0.75)	$ 21.23
CLASS R4 SHARES
2023	$ 18.06	0.02	3.37	3.39	(0.07)	—	—	(0.07)	$ 21.38
2022	$ 30.02	0.03	(10.00)	(9.97)	—	(1.99)	—	(1.99)	$ 18.06
2021	$ 28.18	(0.13)	2.35	2.22	—	(0.38)	—	(0.38)	$ 30.02
2020	$ 21.34	(0.03)	6.98	6.95	—	(0.11)	—	(0.11)	$ 28.18
2019	$ 23.63	(0.02)	(1.52)	(1.54)	—	(0.75)	—	(0.75)	$ 21.34
CLASS R5 SHARES
2023	$ 19.03	0.11	3.55	3.66	(0.16)	—	—	(0.16)	$ 22.53
2022	$ 31.41	0.12	(10.51)	(10.39)	—	(1.99)	—	(1.99)	$ 19.03
2021	$ 29.35	(0.01)	2.45	2.44	—	(0.38)	—	(0.38)	$ 31.41
2020	$ 22.19	(0.03)	7.37	7.34	(0.07)	(0.11)	—	(0.18)	$ 29.35
2019	$ 24.58	0.07	(1.61)	(1.54)	(0.10)	(0.75)	—	(0.85)	$ 22.19
CLASS R6 SHARES
2023	$ 19.13	0.14	3.56	3.70	(0.18)	—	—	(0.18)	$ 22.65
2022	$ 31.54	0.15	(10.57)	(10.42)	—	(1.99)	—	(1.99)	$ 19.13
2021	$ 29.44	0.02	2.46	2.48	—	(0.38)	—	(0.38)	$ 31.54
2020	$ 22.26	0.02	7.37	7.39	(0.10)	(0.11)	—	(0.21)	$ 29.44
2019	$ 24.65	0.10	(1.61)	(1.51)	(0.13)	(0.75)	—	(0.88)	$ 22.26

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2023 would have been: Class A, 0.08%; Class C, (0.83)%; Class I, 0.45%; Class R3, (0.05)%; Class R4, 0.05%; Class R5, 0.48%; Class R6, 0.58%, 2022 would have been: Class A, 0.08%; Class C, (0.83)%; Class I, 0.42%; Class R3, (0.06)%; Class R4, 0.07%; Class R5, 0.44%; Class R6, 0.56% and 2021 would have been: Class A, (0.37)%; Class C, (1.18)%; Class I, (0.10)%; Class R3, (0.60)%; Class R4, (0.51)%; Class R5, (0.11)%; Class R6, (0.02)%.
(b)	Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class A, 1.26%; Class C, 2.07%; Class I, 0.99%; Class R3, 1.50%; Class R4, 1.40%; Class R5, 0.99%; Class R6, 0.89%.
(c)	Not annualized for periods less than one year.
(d)	Sales loads are not reflected in computing total return.
(e)	Dividends from net investment income per share were less than $(0.01).
(f)	Net investment income (loss) was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
122  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
International Growth Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(d)
2023	0.10	1.37	1.38	18.82	37.24	$ 86,983
2022	0.13	1.36	1.36	(35.72)	63.54	$ 86,145
2021	(0.29)	1.27	1.27	8.07	34.41	$ 154,613
2020	(0.35)	1.31	1.31	32.88	35.88	$ 139,429
2019	0.02	1.32	1.32	(6.36)	25.83	$ 107,196
CLASS C SHARES
2023	(0.81)	2.27	2.28	17.70	37.24	$ 8,572
2022	(0.78)	2.22	2.23	(36.27)	63.54	$ 10,939
2021	(1.10)	2.07	2.07	7.21	34.41	$ 27,864
2020	(1.13)	2.07	2.07	31.87	35.88	$ 42,164
2019	(0.78)	2.08	2.08	(7.04)	25.83	$ 47,980
CLASS I SHARES
2023	0.47	0.99	1.06	19.23	37.24	$ 627,050
2022	0.47	0.99	1.06	(35.47)	63.54	$ 724,495
2021	(0.02)	1.00	1.00	8.34	34.41	$ 1,584,102
2020	(0.03)	0.99	1.02	33.31	35.88	$ 1,454,322
2019	0.34	0.99	1.03	(6.02)	25.83	$ 1,203,538
CLASS R3 SHARES
2023	(0.03)	1.50	2.25	18.69	37.24	$ 4,508
2022	(0.01)	1.50	2.29	(35.79)	63.54	$ 4,340
2021	(0.52)	1.51	1.89	7.78	34.41	$ 7,643
2020	(0.56)	1.50	2.03	32.61	35.88	$ 6,424
2019	(0.17)	1.50	2.02	(6.50)	25.83	$ 6,274
CLASS R4 SHARES
2023	0.08	1.40	2.01	18.78	37.24	$ 7,083
2022	0.12	1.40	2.00	(35.72)	63.54	$ 6,670
2021	(0.42)	1.41	1.63	7.91	34.41	$ 9,903
2020	(0.44)	1.40	1.45	32.73	35.88	$ 8,436
2019	(0.09)	1.40	1.91	(6.39)	25.83	$ 7,515
CLASS R5 SHARES
2023	0.50	0.99	1.38	19.25	37.24	$ 12,979
2022	0.49	0.99	1.45	(35.46)	63.54	$ 21,233
2021	(0.02)	1.00	1.27	8.35	34.41	$ 36,396
2020	(0.03)	0.99	1.31	33.31	35.88	$ 34,152
2019	0.32	0.99	1.29	(6.05)	25.83	$ 28,729
CLASS R6 SHARES
2023	0.60	0.89	1.02	19.38	37.24	$ 73,130
2022	0.61	0.89	1.01	(35.41)	63.54	$ 66,867
2021	0.06	0.90	0.96	8.46	34.41	$ 107,884
2020	0.07	0.89	0.99	33.42	35.88	$ 61,130
2019	0.47	0.89	0.99	(5.91)	25.83	$ 44,923
Thornburg Equity Funds Annual Report  |  123

Financial Highlights
Developing World Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(d)
2023	$ 18.43	0.18	1.34	1.52	(0.27)	—	—	(0.27)	$ 19.68
2022	$ 27.58	0.39	(9.54)	(9.15)	—	—	—	—	$ 18.43
2021	$ 22.92	— (e)	4.66	4.66	—	—	—	—	$ 27.58
2020	$ 20.43	0.03	2.69	2.72	(0.23)	—	—	(0.23)	$ 22.92
2019	$ 19.13	0.23	1.22	1.45	(0.15)	—	—	(0.15)	$ 20.43
CLASS C SHARES
2023	$ 17.18	0.01	1.26	1.27	(0.05)	—	—	(0.05)	$ 18.40
2022	$ 25.93	0.14	(8.89)	(8.75)	—	—	—	—	$ 17.18
2021	$ 21.71	(0.21)	4.43	4.22	—	—	—	—	$ 25.93
2020	$ 19.35	(0.13)	2.54	2.41	(0.05)	—	—	(0.05)	$ 21.71
2019	$ 18.10	0.06	1.19	1.25	—	—	—	—	$ 19.35
CLASS I SHARES
2023	$ 18.93	0.27	1.37	1.64	(0.36)	—	—	(0.36)	$ 20.21
2022	$ 28.22	0.50	(9.79)	(9.29)	—	—	—	—	$ 18.93
2021	$ 23.40	0.10	4.76	4.86	(0.04)	—	—	(0.04)	$ 28.22
2020	$ 20.86	0.11	2.74	2.85	(0.31)	—	—	(0.31)	$ 23.40
2019	$ 19.55	0.31	1.24	1.55	(0.24)	—	—	(0.24)	$ 20.86
CLASS R5 SHARES
2023	$ 18.87	0.27	1.37	1.64	(0.36)	—	—	(0.36)	$ 20.15
2022	$ 28.12	0.48	(9.73)	(9.25)	—	—	—	—	$ 18.87
2021	$ 23.33	0.10	4.73	4.83	(0.04)	—	—	(0.04)	$ 28.12
2020	$ 20.79	0.10	2.75	2.85	(0.31)	—	—	(0.31)	$ 23.33
2019	$ 19.48	0.27	1.28	1.55	(0.24)	—	—	(0.24)	$ 20.79
CLASS R6 SHARES
2023	$ 18.98	0.29	1.37	1.66	(0.38)	—	—	(0.38)	$ 20.26
2022	$ 28.26	0.52	(9.80)	(9.28)	—	—	—	—	$ 18.98
2021	$ 23.43	0.12	4.78	4.90	(0.07)	—	—	(0.07)	$ 28.26
2020	$ 20.88	0.13	2.75	2.88	(0.33)	—	—	(0.33)	$ 23.43
2019	$ 19.57	0.33	1.24	1.57	(0.26)	—	—	(0.26)	$ 20.88

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2022 would have been: Class A, 1.63%; Class C, 0.61%; Class I, 2.06%; Class R5, 1.94%; Class R6, 2.14% and 2021 would have been: Class A, (0.02)%; Class C, (0.82)%; Class I, 0.33%; Class R5, 0.34%; Class R6, 0.42%.
(b)	Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class A, 1.43%; Class C, 2.19%; Class I, 1.09%; Class R5, 1.09%; Class R6, 0.99%.
(c)	Not annualized for periods less than one year.
(d)	Sales loads are not reflected in computing total return.
(e)	Net investment income (loss) was less than $0.01 per share.
(f)	The total return based on the NAV which reflects adjustments in accordance with U.S. GAAP is 12.47% for 2020 and 19.44% for 2021.
+	Based on weighted average shares outstanding.
See notes to financial statements.
124  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
Developing World Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(d)
2023	0.87	1.45	1.60	8.24	37.64	$ 83,389
2022	1.63	1.44	1.54	(33.18)	68.24	$ 87,897
2021	(0.01)	1.43	1.43	20.33	61.50	$ 131,471
2020	0.13	1.45	1.48	13.31	56.55	$ 101,723
2019	1.18	1.47	1.50	7.74	43.52	$ 96,935
CLASS C SHARES
2023	0.04	2.27	2.42	7.36	37.64	$ 11,621
2022	0.62	2.26	2.36	(33.74)	68.24	$ 17,044
2021	(0.81)	2.19	2.19	19.49 (f)	61.50	$ 40,933
2020	(0.64)	2.20	2.23	12.42 (f)	56.55	$ 48,977
2019	0.30	2.23	2.26	6.91	43.52	$ 63,203
CLASS I SHARES
2023	1.31	1.04	1.28	8.66	37.64	$ 802,285
2022	2.07	1.06	1.23	(32.92)	68.24	$ 772,911
2021	0.34	1.09	1.15	20.78	61.50	$ 925,280
2020	0.50	1.09	1.18	13.68	56.55	$ 668,427
2019	1.53	1.09	1.19	8.14	43.52	$ 590,196
CLASS R5 SHARES
2023	1.31	1.04	2.05	8.69	37.64	$ 3,206
2022	1.94	1.06	2.15	(32.89)	68.24	$ 2,403
2021	0.35	1.09	1.70	20.72	61.50	$ 4,157
2020	0.49	1.09	1.89	13.73	56.55	$ 2,735
2019	1.38	1.09	2.07	8.16	43.52	$ 2,430
CLASS R6 SHARES
2023	1.40	0.94	1.24	8.75	37.64	$ 60,741
2022	2.14	0.96	1.20	(32.84)	68.24	$ 54,406
2021	0.43	0.99	1.11	20.90	61.50	$ 78,006
2020	0.60	0.99	1.15	13.82	56.55	$ 62,993
2019	1.65	0.99	1.14	8.25	43.52	$ 56,658
Thornburg Equity Funds Annual Report  |  125

Financial Highlights
Small/Mid Cap Core Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(d)
2023	$ 55.35	(0.24)	5.60	5.36	(0.03)	—	—	(0.03)	$ 60.68
2022	$ 97.60	(0.27)	(15.33)	(15.60)	(0.30)	(26.35)	—	(26.65)	$ 55.35
2021	$ 74.81	(0.05)	22.84	22.79	—	—	—	—	$ 97.60
2020	$ 71.81	0.07	3.11	3.18	(0.18)	—	—	(0.18)	$ 74.81
2019	$ 72.46	0.24	(0.60)	(0.36)	(0.29)	—	—	(0.29)	$ 71.81
CLASS C SHARES
2023	$ 47.29	(0.70)	4.77	4.07	—	—	—	—	$ 51.36
2022	$ 87.40	(0.81)	(12.95)	(13.76)	—	(26.35)	—	(26.35)	$ 47.29
2021	$ 67.54	(0.71)	20.57	19.86	—	—	—	—	$ 87.40
2020	$ 65.19	(0.45)	2.80	2.35	—	—	—	—	$ 67.54
2019	$ 66.03	(0.31)	(0.53)	(0.84)	—	—	—	—	$ 65.19
CLASS I SHARES
2023	$ 58.01	0.01	5.86	5.87	(0.32)	—	—	(0.32)	$ 63.56
2022	$ 100.99	0.01	(16.09)	(16.08)	(0.55)	(26.35)	—	(26.90)	$ 58.01
2021	$ 77.16	0.25	23.58	23.83	—	—	—	—	$ 100.99
2020	$ 74.04	0.33	3.22	3.55	(0.43)	—	—	(0.43)	$ 77.16
2019	$ 74.70	0.49	(0.65)	(0.16)	(0.50)	—	—	(0.50)	$ 74.04
CLASS R3 SHARES
2023	$ 55.03	(0.21)	5.57	5.36	(0.07)	—	—	(0.07)	$ 60.32
2022	$ 97.10	(0.25)	(15.21)	(15.46)	(0.26)	(26.35)	—	(26.61)	$ 55.03
2021	$ 74.46	(0.08)	22.72	22.64	—	—	—	—	$ 97.10
2020	$ 71.44	0.06	3.10	3.16	(0.14)	—	—	(0.14)	$ 74.46
2019	$ 72.02	0.23	(0.59)	(0.36)	(0.22)	—	—	(0.22)	$ 71.44
CLASS R4 SHARES
2023	$ 55.96	(0.15)	5.65	5.50	(0.14)	—	—	(0.14)	$ 61.32
2022	$ 98.30	(0.16)	(15.50)	(15.66)	(0.33)	(26.35)	—	(26.68)	$ 55.96
2021	$ 75.30	0.01	22.99	23.00	—	—	—	—	$ 98.30
2020	$ 72.25	0.12	3.14	3.26	(0.21)	—	—	(0.21)	$ 75.30
2019	$ 72.83	0.30	(0.60)	(0.30)	(0.28)	—	—	(0.28)	$ 72.25
CLASS R5 SHARES
2023	$ 57.90	0.02	5.84	5.86	(0.31)	—	—	(0.31)	$ 63.45
2022	$ 100.84	— (f)	(16.04)	(16.04)	(0.55)	(26.35)	—	(26.90)	$ 57.90
2021	$ 77.05	0.26	23.53	23.79	—	—	—	—	$ 100.84
2020	$ 73.93	0.33	3.22	3.55	(0.43)	—	—	(0.43)	$ 77.05
2019	$ 74.60	0.49	(0.66)	(0.17)	(0.50)	—	—	(0.50)	$ 73.93

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2021 would have been: Class A, (0.15)%; Class C, (0.95)%; Class I, 0.17%; Class R3, (0.17)%; Class R4, (0.09)%; Class R5, 0.18%.
(b)	Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class A, 1.16%; Class C, 1.98%; Class I, 0.84%; Class R3, 1.20%; Class R4, 1.10%; Class R5, 0.84%.
(c)	Not annualized for periods less than one year.
(d)	Sales loads are not reflected in computing total return.
(e)	The Fund modified its strategy in December 2020 and due to the change, the Fund experienced a higher portfolio turnover from higher purchases and sales.
(f)	Net investment income (loss) was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
126  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
Small/Mid Cap Core Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(d)
2023	(0.40)	1.36	1.36	9.68	37.54	$ 276,512
2022	(0.38)	1.31	1.37	(23.16)	46.19	$ 293,290
2021	(0.06)	1.18	1.33	30.46	135.80(e)	$ 454,488
2020	0.10	1.33	1.34	4.42	20.39	$ 388,895
2019	0.35	1.33	1.33	(0.42)	24.94	$ 425,218
CLASS C SHARES
2023	(1.36)	2.34	2.59	8.61	37.54	$ 4,520
2022	(1.31)	2.22	2.34	(23.86)	46.19	$ 7,476
2021	(0.86)	2.00	2.15	29.40	135.80(e)	$ 17,364
2020	(0.69)	2.12	2.12	3.59	20.39	$ 22,951
2019	(0.50)	2.19	2.19	(1.26)	24.94	$ 35,934
CLASS I SHARES
2023	0.01	0.95	1.08	10.13	37.54	$ 196,754
2022	0.02	0.91	1.09	(22.84)	46.19	$ 207,251
2021	0.26	0.86	1.08	30.88	135.80(e)	$ 332,235
2020	0.44	0.99	1.09	4.77	20.39	$ 287,746
2019	0.70	0.99	1.07	(0.07)	24.94	$ 360,070
CLASS R3 SHARES
2023	(0.34)	1.31	1.93	9.74	37.54	$ 12,641
2022	(0.35)	1.27	1.87	(23.11)	46.19	$ 13,406
2021	(0.08)	1.22	1.81	30.41	135.80(e)	$ 23,594
2020	0.09	1.35	1.73	4.40	20.39	$ 24,939
2019	0.34	1.35	1.79	(0.43)	24.94	$ 29,601
CLASS R4 SHARES
2023	(0.24)	1.21	2.30	9.83	37.54	$ 2,288
2022	(0.23)	1.17	2.04	(23.03)	46.19	$ 2,819
2021	0.01	1.12	1.78	30.54	135.80(e)	$ 4,386
2020	0.17	1.25	1.74	4.50	20.39	$ 4,548
2019	0.44	1.25	1.75	(0.33)	24.94	$ 6,434
CLASS R5 SHARES
2023	0.03	0.95	1.75	10.13	37.54	$ 2,896
2022	— (f)	0.90	1.64	(22.83)	46.19	$ 6,106
2021	0.27	0.86	1.48	30.88	135.80(e)	$ 14,710
2020	0.45	0.99	1.43	4.76	20.39	$ 14,156
2019	0.70	0.99	1.43	(0.07)	24.94	$ 18,119
Thornburg Equity Funds Annual Report  |  127

Financial Highlights
Small/Mid Cap Growth Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2023	$ 21.17	(0.28)	3.39	3.11	—	—	—	—	$ 24.28
2022	$ 51.77	(0.35)	(12.37)	(12.72)	—	(17.88)	—	(17.88)	$ 21.17
2021	$ 48.17	(0.51)	7.33	6.82	—	(3.22)	—	(3.22)	$ 51.77
2020	$ 39.37	(0.30)	12.72	12.42	—	(3.62)	—	(3.62)	$ 48.17
2019	$ 40.43	(0.17)	(0.89)	(1.06)	—	—	—	—	$ 39.37
CLASS C SHARES
2023	$ 15.45	(0.36)	2.47	2.11	—	—	—	—	$ 17.56
2022	$ 42.67	(0.48)	(8.86)	(9.34)	—	(17.88)	—	(17.88)	$ 15.45
2021	$ 40.53	(0.75)	6.11	5.36	—	(3.22)	—	(3.22)	$ 42.67
2020	$ 33.91	(0.51)	10.75	10.24	—	(3.62)	—	(3.62)	$ 40.53
2019	$ 35.11	(0.42)	(0.78)	(1.20)	—	—	—	—	$ 33.91
CLASS I SHARES
2023	$ 24.34	(0.20)	3.90	3.70	—	—	—	—	$ 28.04
2022	$ 56.75	(0.26)	(14.27)	(14.53)	—	(17.88)	—	(17.88)	$ 24.34
2021	$ 52.36	(0.38)	7.99	7.61	—	(3.22)	—	(3.22)	$ 56.75
2020	$ 42.35	(0.17)	13.80	13.63	—	(3.62)	—	(3.62)	$ 52.36
2019	$ 43.33	(0.03)	(0.95)	(0.98)	—	—	—	—	$ 42.35
CLASS R3 SHARES
2023	$ 20.75	(0.28)	3.31	3.03	—	—	—	—	$ 23.78
2022	$ 51.09	(0.36)	(12.10)	(12.46)	—	(17.88)	—	(17.88)	$ 20.75
2021	$ 47.67	(0.60)	7.24	6.64	—	(3.22)	—	(3.22)	$ 51.09
2020	$ 39.05	(0.36)	12.60	12.24	—	(3.62)	—	(3.62)	$ 47.67
2019	$ 40.16	(0.23)	(0.88)	(1.11)	—	—	—	—	$ 39.05
CLASS R4 SHARES
2023	$ 21.24	(0.27)	3.40	3.13	—	—	—	—	$ 24.37
2022	$ 51.86	(0.34)	(12.40)	(12.74)	—	(17.88)	—	(17.88)	$ 21.24
2021	$ 48.30	(0.55)	7.33	6.78	—	(3.22)	—	(3.22)	$ 51.86
2020	$ 39.49	(0.32)	12.75	12.43	—	(3.62)	—	(3.62)	$ 48.30
2019	$ 40.56	(0.19)	(0.88)	(1.07)	—	—	—	—	$ 39.49
CLASS R5 SHARES
2023	$ 24.30	(0.20)	3.89	3.69	—	—	—	—	$ 27.99
2022	$ 56.68	(0.26)	(14.24)	(14.50)	—	(17.88)	—	(17.88)	$ 24.30
2021	$ 52.30	(0.38)	7.98	7.60	—	(3.22)	—	(3.22)	$ 56.68
2020	$ 42.31	(0.16)	13.77	13.61	—	(3.62)	—	(3.62)	$ 52.30
2019	$ 43.29	(0.04)	(0.94)	(0.98)	—	—	—	—	$ 42.31

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	The Fund modified its strategy in December 2020 and due to the change, the Fund experienced a higher portfolio turnover from higher purchases and sales.
+	Based on weighted average shares outstanding.
See notes to financial statements.
128  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
Small/Mid Cap Growth Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2023	(1.20)	1.42	1.42	14.69	45.46	$ 132,659
2022	(1.20)	1.33	1.40	(38.84)	57.56	$ 147,493
2021	(0.99)	1.16	1.31	14.69	161.43(c)	$ 340,545
2020	(0.72)	1.33	1.33	34.37	43.82	$ 326,035
2019	(0.44)	1.35	1.35	(2.62)	40.69	$ 259,799
CLASS C SHARES
2023	(2.12)	2.34	2.72	13.66	45.46	$ 3,743
2022	(2.09)	2.21	2.40	(39.39)	57.56	$ 5,596
2021	(1.76)	1.94	2.09	13.80	161.43(c)	$ 23,433
2020	(1.47)	2.09	2.09	33.38	43.82	$ 36,917
2019	(1.27)	2.18	2.18	(3.42)	40.69	$ 36,841
CLASS I SHARES
2023	(0.73)	0.95	1.09	15.20	45.46	$ 110,878
2022	(0.76)	0.90	1.10	(38.54)	57.56	$ 113,478
2021	(0.67)	0.84	1.04	15.04	161.43(c)	$ 274,357
2020	(0.37)	0.99	1.06	34.84	43.82	$ 277,991
2019	(0.08)	0.99	1.05	(2.26)	40.69	$ 254,721
CLASS R3 SHARES
2023	(1.24)	1.46	1.93	14.60	45.46	$ 13,868
2022	(1.27)	1.41	1.92	(38.84)	57.56	$ 14,115
2021	(1.17)	1.35	1.79	14.45	161.43(c)	$ 26,881
2020	(0.88)	1.50	1.71	34.17	43.82	$ 33,505
2019	(0.60)	1.50	1.80	(2.76)	40.69	$ 30,084
CLASS R4 SHARES
2023	(1.14)	1.36	3.29	14.74	45.46	$ 861
2022	(1.18)	1.31	2.97	(38.79)	57.56	$ 1,109
2021	(1.07)	1.25	2.17	14.56	161.43(c)	$ 2,076
2020	(0.78)	1.40	2.00	34.28	43.82	$ 2,771
2019	(0.50)	1.40	1.91	(2.64)	40.69	$ 4,183
CLASS R5 SHARES
2023	(0.73)	0.95	1.55	15.19	45.46	$ 7,852
2022	(0.77)	0.90	1.52	(38.53)	57.56	$ 9,235
2021	(0.67)	0.84	1.31	15.04	161.43(c)	$ 22,945
2020	(0.37)	0.99	1.26	34.83	43.82	$ 22,691
2019	(0.09)	0.99	1.39	(2.26)	40.69	$ 19,984
Thornburg Equity Funds Annual Report  |  129

Financial Highlights
Income Builder Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(d)
2023	$ 19.22	1.11	3.14	4.25	(1.14)	—	—	(1.14)	$ 22.33
2022	$ 22.96	1.18	(3.75)	(2.57)	(1.17)	—	—	(1.17)	$ 19.22
2021	$ 18.70	1.19	4.19	5.38	(1.12)	—	—	(1.12)	$ 22.96
2020	$ 21.72	0.86	(2.98)	(2.12)	(0.90)	—	—	(0.90)	$ 18.70
2019	$ 21.80	0.93	(0.07)	0.86	(0.94)	—	—	(0.94)	$ 21.72
CLASS C SHARES
2023	$ 19.19	0.94	3.15	4.09	(0.98)	—	—	(0.98)	$ 22.30
2022	$ 22.93	0.98	(3.72)	(2.74)	(1.00)	—	—	(1.00)	$ 19.19
2021	$ 18.68	1.00	4.19	5.19	(0.94)	—	—	(0.94)	$ 22.93
2020	$ 21.69	0.69	(2.95)	(2.26)	(0.75)	—	—	(0.75)	$ 18.68
2019	$ 21.78	0.76	(0.06)	0.70	(0.79)	—	—	(0.79)	$ 21.69
CLASS I SHARES
2023	$ 19.36	1.19	3.15	4.34	(1.20)	—	—	(1.20)	$ 22.50
2022	$ 23.13	1.25	(3.78)	(2.53)	(1.24)	—	—	(1.24)	$ 19.36
2021	$ 18.84	1.25	4.22	5.47	(1.18)	—	—	(1.18)	$ 23.13
2020	$ 21.88	0.89	(2.98)	(2.09)	(0.95)	—	—	(0.95)	$ 18.84
2019	$ 21.96	0.99	(0.07)	0.92	(1.00)	—	—	(1.00)	$ 21.88
CLASS R3 SHARES
2023	$ 19.21	1.02	3.15	4.17	(1.06)	—	—	(1.06)	$ 22.32
2022	$ 22.95	1.09	(3.74)	(2.65)	(1.09)	—	—	(1.09)	$ 19.21
2021	$ 18.70	1.10	4.18	5.28	(1.03)	—	—	(1.03)	$ 22.95
2020	$ 21.71	0.78	(2.96)	(2.18)	(0.83)	—	—	(0.83)	$ 18.70
2019	$ 21.80	0.84	(0.07)	0.77	(0.86)	—	—	(0.86)	$ 21.71
CLASS R4 SHARES
2023	$ 19.24	1.06	3.13	4.19	(1.08)	—	—	(1.08)	$ 22.35
2022	$ 22.98	1.12	(3.75)	(2.63)	(1.11)	—	—	(1.11)	$ 19.24
2021	$ 18.72	1.12	4.20	5.32	(1.06)	—	—	(1.06)	$ 22.98
2020	$ 21.74	0.77	(2.94)	(2.17)	(0.85)	—	—	(0.85)	$ 18.72
2019	$ 21.83	0.86	(0.07)	0.79	(0.88)	—	—	(0.88)	$ 21.74
CLASS R5 SHARES
2023	$ 19.35	1.09	3.22	4.31	(1.18)	—	—	(1.18)	$ 22.48
2022	$ 23.11	1.21	(3.76)	(2.55)	(1.21)	—	—	(1.21)	$ 19.35
2021	$ 18.83	1.22	4.21	5.43	(1.15)	—	—	(1.15)	$ 23.11
2020	$ 21.86	0.90	(3.00)	(2.10)	(0.93)	—	—	(0.93)	$ 18.83
2019	$ 21.95	0.97	(0.09)	0.88	(0.97)	—	—	(0.97)	$ 21.86
CLASS R6 SHARES
2023	$ 19.30	1.21	3.13	4.34	(1.21)	—	—	(1.21)	$ 22.43
2022	$ 23.06	1.27	(3.78)	(2.51)	(1.25)	—	—	(1.25)	$ 19.30
2021	$ 18.78	1.27	4.20	5.47	(1.19)	—	—	(1.19)	$ 23.06
2020	$ 21.81	0.92	(2.98)	(2.06)	(0.97)	—	—	(0.97)	$ 18.78
2019	$ 21.89	1.01	(0.08)	0.93	(1.01)	—	—	(1.01)	$ 21.81

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2023 would have been: Class A, 5.05%; Class C, 4.25%; Class I, 5.34%; Class R3, 4.63%; Class R4, 4.81%; Class R5, 4.88%; Class R6, 5.45%, 2022 would have been: Class A, 4.71%; Class C, 3.83%; Class I, 4.96%; Class R3, 4.32%; Class R4, 4.44%; Class R5, 4.79%; Class R6, 5.14% and 2021 would have been: Class A, 5.07%; Class C, 4.25%; Class I, 5.28%; Class R3, 4.68%; Class R4, 4.77%; Class R5, 5.18%; Class R6, 5.40%.
(b)	Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class A, 1.13%; Class C, 1.90%; Class I, 0.89%; Class R3, 1.50%; Class R4, 1.40%; Class R5, 0.99%; Class R6, 0.80%.
(c)	Not annualized for periods less than one year.
(d)	Sales loads are not reflected in computing total return.
(e)	The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is 28.55%.
(f)	The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is 29.02%.
+	Based on weighted average shares outstanding.
See notes to financial statements.
130  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
Income Builder Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(d)
2023	5.07	1.13	1.13	22.29	26.28	$ 3,888,316
2022	5.14	1.14	1.14	(11.81)	25.31	$ 3,344,513
2021	5.32	1.26	1.26	28.90	18.99	$ 3,876,333
2020	4.27	1.15	1.15	(9.78)	47.60	$ 2,912,063
2019	4.42	1.13	1.13	4.13	43.69	$ 3,458,385
CLASS C SHARES
2023	4.26	1.86	1.86	21.46	26.28	$ 493,453
2022	4.26	1.89	1.89	(12.52)	25.31	$ 570,348
2021	4.49	2.03	2.03	27.93	18.99	$ 922,523
2020	3.40	1.88	1.88	(10.44)	47.60	$ 1,452,643
2019	3.60	1.87	1.87	3.35	43.69	$ 2,658,581
CLASS I SHARES
2023	5.35	0.88	0.88	22.61	26.28	$ 6,799,321
2022	5.40	0.89	0.89	(11.61)	25.31	$ 5,213,452
2021	5.54	1.02	1.02	29.18	18.99	$ 5,858,020
2020	4.40	0.91	0.91	(9.55)	47.60	$ 5,094,055
2019	4.67	0.88	0.88	4.39	43.69	$ 7,810,067
CLASS R3 SHARES
2023	4.65	1.50	1.63	21.87	26.28	$ 19,995
2022	4.76	1.50	1.63	(12.15)	25.31	$ 19,842
2021	4.93	1.63	1.71	28.39	18.99	$ 24,971
2020	3.86	1.49	1.49	(10.06)	47.60	$ 24,343
2019	3.97	1.50	1.58	3.72	43.69	$ 36,155
CLASS R4 SHARES
2023	4.82	1.40	1.44	21.96	26.28	$ 10,181
2022	4.87	1.40	1.50	(12.08)	25.31	$ 10,181
2021	5.02	1.53	1.59	28.60 (e)	18.99	$ 12,751
2020	3.79	1.40	1.51	(10.01)	47.60	$ 13,044
2019	4.09	1.40	1.50	3.79	43.69	$ 25,221
CLASS R5 SHARES
2023	4.91	0.99	1.16	22.44	26.28	$ 18,323
2022	5.21	0.99	1.12	(11.71)	25.31	$ 29,318
2021	5.43	1.12	1.22	29.07 (f)	18.99	$ 38,749
2020	4.44	0.99	1.05	(9.58)	47.60	$ 45,308
2019	4.55	0.99	1.08	4.20	43.69	$ 59,890
CLASS R6 SHARES
2023	5.47	0.80	0.83	22.70	26.28	$ 199,924
2022	5.55	0.80	0.85	(11.54)	25.31	$ 133,706
2021	5.66	0.93	0.97	29.32	18.99	$ 113,387
2020	4.58	0.80	0.84	(9.44)	47.60	$ 86,889
2019	4.76	0.80	0.82	4.47	43.69	$ 157,924
Thornburg Equity Funds Annual Report  |  131

Financial Highlights
Summit Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(e)(f)
2023	$ 10.31	0.29	0.99	1.28	(0.29)	—	—	(0.29)	$ 11.30
2022	$ 12.06	0.18	(1.74)	(1.56)	(0.19)	—	—	(0.19)	$ 10.31
CLASS I SHARES
2023	$ 10.31	0.30	1.01	1.31	(0.32)	—	—	(0.32)	$ 11.30
2022	$ 14.25	0.28	(1.81)	(1.53)	(0.24)	(2.17)	—	(2.41)	$ 10.31
2021	$ 12.18	0.16	2.71	2.87	(0.22)	(0.58)	—	(0.80)	$ 14.25
2020	$ 10.47	0.09	1.80	1.89	(0.13)	(0.05)	—	(0.18)	$ 12.18
2019 (i)	$ 10.00	0.11	0.43	0.54	(0.07)	—	—	(0.07)	$ 10.47

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2023 would have been: Class A, 2.57%; Class I, 2.61%.
(b)	The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021, 2020 and 2019 would have been 0.99%, 0.99% and 0.99% respectively.
(c)	The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses Before Expense Reductions ratios for 2021, 2020 and 2019 would have been 1.19%, 1.31% and 1.71% respectively.
(d)	Not annualized for periods less than one year.
(e)	Effective date of this class of shares was January 26, 2022.
(f)	Sales loads are not reflected in computing total return.
(g)	Annualized.
(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(i)	Fund commenced operations on March 1, 2019.
+	Based on weighted average shares outstanding.
See notes to financial statements.
132  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
Summit Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)(c)	Total Return (%)(d)	Portfolio Turnover Rate (%)(d)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(e)(f)
2023	2.58	0.94	2.03	12.39	80.17	$ 5,978
2022	2.40 (g)	0.99 (g)	9.32 (g)(h)	(13.02)	128.69	$ 507
CLASS I SHARES
2023	2.63	0.69	1.20	12.66	80.17	$ 74,869
2022	2.38	0.88	1.22	(13.36)	128.69	$ 56,036
2021	1.20	1.01	1.21	24.63	155.26	$ 62,466
2020	0.81	1.09	1.41	18.45	139.88	$ 45,886
2019 (i)	1.78 (g)	1.72 (g)	2.44 (g)	5.45	53.38	$ 35,489
Thornburg Equity Funds Annual Report  |  133

Report of Independent Registered Public Accounting Firm
Thornburg Equity Funds
To the Board of Trustees of Thornburg Investment Trust and Shareholders of Thornburg Global Opportunities Fund, Thornburg International Equity Fund, Thornburg Better World International Fund, Thornburg International Growth Fund, Thornburg Developing World Fund, Thornburg Small/Mid Cap Core Fund, Thornburg Small/Mid Cap Growth Fund, Thornburg Investment Income Builder Fund, and Thornburg Summit Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Thornburg Global Opportunities Fund, Thornburg International Equity Fund, Thornburg Better World International Fund, Thornburg International Growth Fund, Thornburg Developing World Fund, Thornburg Small/Mid Cap Core Fund, Thornburg Small/Mid Cap Growth Fund, Thornburg Investment Income Builder Fund, and Thornburg Summit Fund (nine of the funds constituting Thornburg Investment Trust, hereafter collectively referred to as the "Funds") as of September 30, 2023, the related statements of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
 Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
New York, New York
November 17, 2023
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
134  |   Thornburg Equity Funds Annual Report

Expense Example
September 30, 2023 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2023, and held until September 30, 2023.
ACTUAL EXPENSES
For each class of shares, the Actual section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual section for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the Hypothetical section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the Hypothetical section of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, April 1, 2023 and held through September 30, 2023.
	Actual		Hypothetical *
	Ending Account Value 9/30/23	Expenses Paid During Period 4/1/23-9/30/23	Ending Account Value 9/30/23	Expenses Paid During Period† 4/1/23-9/30/23	Annualized Expense Ratio
GLOBAL OPPORTUNITIES FUND
CLASS A SHARES	$1,018.73	$ 6.58	$1,018.55	$ 6.58	1.30%
CLASS C SHARES	$1,014.81	$10.66	$1,014.49	$10.66	2.11%
CLASS I SHARES	$1,020.52	$ 5.01	$1,020.10	$ 5.01	0.99%
CLASS R3 SHARES	$1,018.02	$ 7.59	$1,017.55	$ 7.59	1.50%
CLASS R4 SHARES	$1,018.56	$ 7.08	$1,018.05	$ 7.08	1.40%
CLASS R5 SHARES	$1,020.49	$ 5.01	$1,020.10	$ 5.01	0.99%
CLASS R6 SHARES	$1,021.37	$ 4.31	$1,020.81	$ 4.31	0.85%
INTERNATIONAL EQUITY FUND
CLASS A SHARES	$ 982.55	$ 5.32	$1,019.70	$ 5.42	1.07%
CLASS C SHARES	$ 977.65	$10.01	$1,014.94	$10.20	2.02%
CLASS I SHARES	$ 983.23	$ 4.38	$1,020.66	$ 4.46	0.88%
CLASS R3 SHARES	$ 980.77	$ 6.75	$1,018.25	$ 6.88	1.36%
CLASS R4 SHARES	$ 981.91	$ 5.76	$1,019.25	$ 5.87	1.16%
CLASS R5 SHARES	$ 983.22	$ 4.47	$1,020.56	$ 4.56	0.90%
CLASS R6 SHARES	$ 983.98	$ 3.48	$1,021.56	$ 3.55	0.70%
BETTER WORLD INTERNATIONAL FUND
CLASS A SHARES	$ 981.71	$ 7.25	$1,017.75	$ 7.38	1.46%
CLASS C SHARES	$ 978.05	$10.86	$1,014.09	$11.06	2.19%
CLASS I SHARES	$ 984.62	$ 4.48	$1,020.56	$ 4.56	0.90%
Thornburg Equity Funds Annual Report  |  135

Expense Example, Continued
September 30, 2023 (Unaudited)
	Actual		Hypothetical *
	Ending Account Value 9/30/23	Expenses Paid During Period 4/1/23-9/30/23	Ending Account Value 9/30/23	Expenses Paid During Period† 4/1/23-9/30/23	Annualized Expense Ratio
INTERNATIONAL GROWTH FUND
CLASS A SHARES	$ 941.16	$ 6.67	$1,018.20	$ 6.93	1.37%
CLASS C SHARES	$ 936.65	$11.17	$1,013.54	$11.61	2.30%
CLASS I SHARES	$ 942.91	$ 4.82	$1,020.10	$ 5.01	0.99%
CLASS R3 SHARES	$ 941.00	$ 7.30	$1,017.55	$ 7.59	1.50%
CLASS R4 SHARES	$ 941.44	$ 6.81	$1,018.05	$ 7.08	1.40%
CLASS R5 SHARES	$ 943.08	$ 4.82	$1,020.10	$ 5.01	0.99%
CLASS R6 SHARES	$ 943.76	$ 4.34	$1,020.61	$ 4.51	0.89%
DEVELOPING WORLD FUND
CLASS A SHARES	$ 950.73	$ 7.19	$1,017.70	$ 7.44	1.47%
CLASS C SHARES	$ 946.99	$11.08	$1,013.69	$11.46	2.27%
CLASS I SHARES	$ 953.31	$ 5.09	$1,019.85	$ 5.27	1.04%
CLASS R5 SHARES	$ 953.63	$ 5.09	$1,019.85	$ 5.27	1.04%
CLASS R6 SHARES	$ 953.42	$ 4.60	$1,020.36	$ 4.76	0.94%
SMALL/MID CAP CORE FUND
CLASS A SHARES	$1,025.69	$ 6.91	$1,018.25	$ 6.88	1.36%
CLASS C SHARES	$1,020.66	$11.85	$1,013.34	$11.81	2.34%
CLASS I SHARES	$1,027.81	$ 4.83	$1,020.31	$ 4.81	0.95%
CLASS R3 SHARES	$1,026.02	$ 6.65	$1,018.50	$ 6.63	1.31%
CLASS R4 SHARES	$1,026.61	$ 6.15	$1,019.00	$ 6.12	1.21%
CLASS R5 SHARES	$1,027.86	$ 4.83	$1,020.31	$ 4.81	0.95%
SMALL/MID CAP GROWTH FUND
CLASS A SHARES	$1,049.26	$ 7.24	$1,018.00	$ 7.13	1.41%
CLASS C SHARES	$1,044.61	$11.99	$1,013.34	$11.81	2.34%
CLASS I SHARES	$1,051.76	$ 4.89	$1,020.31	$ 4.81	0.95%
CLASS R3 SHARES	$1,048.96	$ 7.50	$1,017.75	$ 7.38	1.46%
CLASS R4 SHARES	$1,049.52	$ 6.99	$1,018.25	$ 6.88	1.36%
CLASS R5 SHARES	$1,051.86	$ 4.89	$1,020.31	$ 4.81	0.95%
INCOME BUILDER FUND
CLASS A SHARES	$1,032.06	$ 5.71	$1,019.45	$ 5.67	1.12%
CLASS C SHARES	$1,028.56	$ 9.36	$1,015.84	$ 9.30	1.84%
CLASS I SHARES	$1,033.16	$ 4.49	$1,020.66	$ 4.46	0.88%
CLASS R3 SHARES	$1,030.29	$ 7.63	$1,017.55	$ 7.59	1.50%
CLASS R4 SHARES	$1,030.75	$ 7.13	$1,018.05	$ 7.08	1.40%
CLASS R5 SHARES	$1,032.66	$ 5.04	$1,020.10	$ 5.01	0.99%
CLASS R6 SHARES	$1,033.58	$ 4.08	$1,021.06	$ 4.05	0.80%
SUMMIT FUND
CLASS A SHARES	$1,001.10	$ 4.72	$1,020.36	$ 4.76	0.94%
CLASS I SHARES	$1,002.32	$ 3.46	$1,021.61	$ 3.50	0.69%

*	Hypothetical assumes a rate of return of 5% per year before expenses.
†	Expenses are equal to the annualized expense ratio for each class multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
136  |  Thornburg Equity Funds Annual Report

Other Information
September 30, 2023 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Funds’ voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2023, taxable ordinary income dividends and long term capital gain dividends paid by the Funds for federal income tax purposes are as follows:
	TAXABLE ORDINARY	LONG TERM CAPITAL GAIN
Global Opportunities Fund	$ 12,565,759	$ 28,972,823
International Equity Fund	45,675,695	5,797,018
Better World International Fund	3,475,993	—
International Growth Fund	6,224,126	—
Developing World Fund	16,428,824	—
Small/Mid Cap Core Fund	1,277,575	—
Income Builder Fund	577,032,504	—
Summit Fund	2,062,953	—
Certain funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.
For the tax year ended September 30, 2023, the dividend ratio (or the maximum allowed) paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003 and the ordinary income distributions ratio (or the maximum allowed) paid as qualified for the corporate dividend received deduction are as follows:
	QUALIFIED DIVIDEND INCOME	DIVIDENDS RECEIVED DEDUCTION
Global Opportunities Fund	99.68%	43.30%
International Equity Fund	100.00	5.65
Better World International Fund	82.90	3.12
International Growth Fund	100.00	12.06
Developing World Fund	91.30	1.97
Income Builder Fund	91.60	16.46
Summit Fund	49.94	15.31
For the year ended September 30, 2023, foreign source income and foreign tax credit to be passed through to shareholders are as follows:
	FOREIGN SOURCE INCOME	FOREIGN TAX CREDIT
Global Opportunities Fund	$ 26,957,946	$ 736,756
International Equity Fund	64,623,948	2,894,657
Better World International Fund	10,711,294	596,352
International Growth Fund	14,641,184	878,878
Developing World Fund	28,233,315	2,407,811
Income Builder Fund	435,732,137	17,142,289
The information and the distributions reported herein may differ from information and distributions reported to the shareholders for the calendar year ending December 31, 2023. Complete information will be reported in conjunction with your 2023 Form 1099.
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AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Funds file with the U.S. Securities and Exchange Commission schedules of their portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Funds’ Forms N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
The Advisor provides investment management services to each of the Funds pursuant to an investment advisory agreement (the “Agreement”). The Trustees consider the renewal of the Agreement annually, and most recently determined to renew the Agreement on September 19, 2023.
Planning for their recent consideration of the Agreement’s renewal, those Trustees who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “independent Trustees”), met in March 2023 and May 2023 to consider aspects of their annual evaluation of the Advisor’s service to the Funds and to each other series of the Trust, to plan the annual evaluation of the Advisor’s performance, and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in another independent session in July 2023 to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in independent session in September 2023 to discuss various matters relating to the consideration of the Agreement’s renewal, including discussions with representatives of a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information, and other data obtained and analyzed by the analyst firm. In that session the independent Trustees discussed their evaluations of the Advisor’s services to the Funds and the Funds’ fee and expense levels, investment performance, and other information presented for the Funds, conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred with representatives of the Advisor to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September 2023 for that purpose, and the independent Trustees thereafter met again in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the Agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the Agreement, and the independent Trustees voted unanimously at that meeting to renew the Agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the Agreement. In determining to renew the Agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent, and Quality of Services. The Trustees considered in their evaluation of the Agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s portfolio management, fund administration, trading, operations, marketing, distribution, and compliance staffs. The Trustees also considered in this evaluation the presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the Agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent, and quality of services provided by the Advisor under the advisory agreement, as more fully reflected in the minutes and other records of their quarterly and committee meetings throughout the year and in previous years, and contributing to their conclusions respecting the nature, extent, and quality of the services rendered to each Fund by the Advisor included: (1) reports from portfolio managers throughout the year demonstrating that each Fund was managed in conformity with stated strategies and objectives, and conformed to investment restrictions and limitations; (2) reports demonstrating that management of each Fund remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Fund’s strategies in varying environments, managers’ cognizance of, and strategies to pursue, each Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of each Fund’s portfolio and management of Fund liquidity requirements; (3) each Fund’s achievement of its investment objectives over different periods of time; (4) presentations by, and interactions with, members of the Advisor’s fund administration, trading, operations, marketing, distribution, and compliance staffs; (5) reports from the Audit Committee and the Operations Risk Oversight Committee on their respective proceedings throughout the year, including particularly interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to each Fund, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and the Advisor’s own financial management and sufficiency of its resources; (7) steps taken by the Advisor to improve its investment management
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process, including the hiring of additional investment personnel to support the investment management function, plans to add other investment personnel in the future, efforts to increase the diversity of backgrounds and experiences among its investment personnel, and the increased integration of risk management procedures and consideration of environmental, social, and governance factors into the investment process; (8) the measures employed by the Advisor’s personnel to achieve efficient trade execution for each Fund, including the evaluation and selection of firms to execute transactions for each Fund; and (9) steps taken to facilitate continued collaboration among the Advisor’s personnel. As in past years, the Trustees noted their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the depth and expertise of the Advisor’s staff, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Funds, responsiveness to the Trustees, and other factors and circumstances.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Funds’ investments continued to conform to the Funds’ stated objectives and policies, and that the nature, extent, and quality of the services provided to the Funds by the Advisor remained sufficient.
Investment Performance.  The Trustees noted in their evaluation of each Fund’s investment performance the written and oral reports and investment and market analyses they had received from the Advisor’s portfolio management personnel throughout the year. The Trustees also noted their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of each Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s explanations and written commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market, and economic conditions; (3) performance data for the ten most recent calendar years (or lesser number of years for each Fund having fewer calendar years of operations), comparing the Fund’s investment performance to a category of funds selected by an independent mutual fund analyst firm, to one or more broad-based securities indices, and to the applicable Morningstar category of funds; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year, since inception and, if applicable, ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to mutual fund categories selected by independent mutual fund analyst firms, to one or more broad-based securities indices, and to the applicable Morningstar category of funds, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified risk and performance metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) information respecting positive cash flows resulting from share purchases and investment appreciation or negative cash flows resulting from redemptions and investment depreciation; (7) the analysis and observations of an independent mutual fund analyst firm respecting the Fund’s investment performance relative to a category of funds selected by that firm; (8) comparison of the Fund’s annualized return to the Fund’s benchmark index or indices over various periods since the Fund’s inception; (9) various risk and return statistics; and (10) oral commentary from the Advisor. The Trustees noted their understanding that strategies pursued for a Fund may produce intermittent lower relative performance, that underperforming Funds have, generally in the past, returned to favor as conditions changed or the strategies of those Funds gained traction, and the Advisor has in general been successful over time in remediating lower relative performance of Funds in cases where execution of investment strategies had contributed to lower performance. In those instances where a Fund had exhibited lower relative performance in certain periods, the Trustees also considered the reports they received from the Advisor throughout the year, explanations of that underperformance by reference to the stated investment strategies of the Fund, the effects of market and economic conditions on the Fund during relevant periods, and the investment decisions by the Advisor in view of the Fund’s stated strategies. The Trustees also noted in their evaluations that to the extent pertinent they attach additional significance to the performance of each Fund from the perspective of longer-term shareholders.
Further detail considered by the Trustees with respect to the investment performance of each Fund is set forth below:
•	Thornburg Global Opportunities Fund – the Trustees considered that the Fund outperformed its Morningstar category for the three-, five-, and ten-year periods, that the Fund outperformed its benchmark index for the three- and ten-year periods, and that the Fund generated a significant positive return in the one-year period despite underperforming its Morningstar category and index in that period. The Trustees considered that the Fund’s performance ranked in the first decile of its Morningstar category for the three-year period, and that its performance ranked favorably to the performance of a selected peer group of funds over all periods during the last ten years. The Trustees also considered the contribution of the Advisor’s security selection and other factors to the Fund’s investment performance, and the Advisor’s success in achieving the Fund’s investment objective over time.
•	Thornburg International Equity Fund – the Trustees considered that the Fund outperformed its Morningstar category and its primary benchmark index for the year-to-date, one-, three-, five-, and ten-year periods and, in the case of the primary benchmark index, since the Fund’s inception. The Trustees noted that the Fund’s performance ranked in the first decile of its Morningstar category for the five-year period, and that its performance ranked favorably to the performance of a selected peer group of funds over all periods during the last ten years. The Trustees also considered the contribution of the Advisor’s security selection and other factors to the Fund’s investment performance, and the Advisor’s success in achieving the Fund’s investment objective over time.
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•	Thornburg Better World International Fund – the Trustees considered that the Fund outperformed its benchmark index and its Morningstar category in all periods since the Fund’s inception, ranked in the top decile of its Morningstar category for the three-year period and in the top percentile of its Morningstar category for the five-year period, and has delivered positive total returns in five of the seven calendar years since its inception. The Trustees noted that the Fund’s performance ranked favorably to the performance of a selected peer group of funds over all periods since the Fund’s inception. The Trustees also considered the contribution of the Advisor’s security selection and other factors to the Fund’s investment performance, noted explanations from the Advisor about its process for evaluating environmental, social, and governance characteristics and the potential for those characteristics to contribute positively to an investment, and observed the Advisor’s success in achieving the Fund’s investment objective over time.
•	Thornburg International Growth Fund – The Trustees considered that the Fund outperformed its Morningstar category and benchmark index for the year-to-date and one-year periods, generated positive returns in longer periods, and that its underperformance in certain longer periods relative to its Morningstar category and benchmark index was not significant. The Trustees observed that steps the Advisor has taken in recent years with respect to the management of the Fund, including changes in the composition of the Fund’s investment team, appear to have had a positive effect on the Fund’s recent investment performance. The Trustees noted that the Fund’s performance ranked favorably to the performance of a selected peer group of funds over the last year, and the Trustees considered the contribution of the Advisor’s security selection and other factors to the Fund’s investment performance and the Advisor’s success in achieving the Fund’s investment objective over time.
•	Thornburg Developing World Fund – the Trustees considered that the Fund outperformed its Morningstar category and benchmark index for the five-year period, performed generally in line with its category and benchmark for the ten-year period, and outperformed the benchmark since the Fund’s inception. The Trustees considered explanations from the Advisor respecting the market and economic conditions that have contributed to the Fund’s underperformance compared to its Morningstar category and benchmark index in more recent periods and steps the Advisor is taking to remediate the Fund’s underperformance, and the Trustees noted improvements in the Fund’s performance for the year-to-date compared to other recent periods. The Trustees also considered the contribution of the Advisor’s security selection and other factors to the Fund’s investment performance, and the Advisor’s success in achieving the Fund’s investment objective over time.•
•	Thornburg Small/Mid Cap Core Fund – the Trustees considered that, because of the changes to the Fund’s principal investment strategies which took effect in late 2020, performance for periods prior to that date was not representative of the Fund’s current investment strategies. The Trustees considered explanations from the Advisor respecting the market and economic conditions that have contributed to the Fund’s underperformance compared to its Morningstar category and benchmark index since the commencement of the Fund’s current investment strategies, and steps the Advisor is taking to remediate the Fund’s underperformance, including enhancements to the Fund’s investment team. The Trustees also considered explanations from the Advisor indicating that a significant portion of the Fund’s underperformance versus its current benchmark index was attributable to a small period of time in early 2021, and that since that time the Fund’s performance has been more competitive with its benchmark. The Trustees also noted that, notwithstanding recent underperformance, the Advisor has generally had success in achieving the Fund’s investment objectives over time.
•	Thornburg Small/Mid Cap Growth Fund – the Trustees considered that, because of the changes to the Fund’s principal investment strategies which took effect in late 2020, performance for periods prior to that date was not representative of the Fund’s current investment strategies. The Trustees considered explanations from the Advisor respecting the market and economic conditions that have contributed to the Fund’s underperformance compared to its Morningstar category and benchmark index since the commencement of the Fund’s current investment strategies, and steps the Advisor is taking to remediate the Fund’s underperformance, including enhancements to the Fund’s investment team. The Trustees also considered explanations from the Advisor indicating that a significant portion of the Fund’s underperformance versus its current benchmark index was attributable to a small period of time in early 2021, and that since that time the Fund’s performance has been more competitive with its benchmark, including specifically an improvement in the Fund’s performance for the year-to-date and one-year periods. The Trustees also noted that, notwithstanding recent underperformance, the Advisor has generally had success in achieving the Fund’s investment objectives over time.
•	Thornburg Investment Income Builder Fund – the Trustees considered that the Fund outperformed its Morningstar category over the year-to-date, one-, three-, five-, and ten-year periods and outperformed its benchmark index for the three-year period, and the Trustees noted that the Fund’s underperformance versus its benchmark in other periods was not significant. The Trustees observed that, over most periods in the last ten years, the Fund’s performance ranked favorably to the performance of a selected peer group of funds and that, consistent with its primary investment objective. The Trustees also considered the contribution of the Advisor’s security selection and other factors to the Fund’s investment performance, and the Advisor’s success in achieving the Fund’s investment objective over time, including particularly the Fund’s ability to continue to generate current income for its shareholders.
•	Thornburg Summit Fund – the Trustees considered that the Fund outperformed its Morningstar category for the year-to-date, one- and three-year periods, and the Fund outperformed its benchmark index for the one- and three-year periods and since the Fund’s inception. The Trustees noted that the Fund ranked in the fifth percentile of its Morningstar category for the three-year period and that its performance has ranked favorably to the performance of a selected peer group of funds over all periods since the Fund’s inception. The Trustees also
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Other Information, Continued
September 30, 2023 (Unaudited)
considered the contribution of the Advisor’s security selection and other factors to the Fund’s investment performance, and the Advisor’s success in achieving the Fund’s investment objective over time.
Based upon their consideration of this and other information, the Trustees concluded that the Funds’ absolute and relative investment performance over a range of pertinent holding periods was generally satisfactory in view of the Funds’ objectives and strategies, and that where there was underperformance in certain periods and for certain Funds, the Advisor has taken appropriate steps to seek to mitigate that underperformance.
 Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Funds’ fee and expense levels. This information included comparisons of each Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to funds in the applicable Morningstar category, comparisons of the advisory fee and total expenses for a representative share class of each Fund to the fee levels and expenses of fund peer groups selected from the category by an independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from that mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. In evaluating comparative fee and expense data, the Trustees considered whether the advisory fees charged to each Fund were at least generally comparable to the comparatives presented, and whether those advisory fees and overall Fund expense levels were within the range of figures established for the selected peer groups. The Trustees also considered the extent to which the Advisor had waived fees or reimbursed expenses for certain Funds and share classes thereof, and noted that information about the Funds’ current fee and expense levels is disclosed in the prospectuses for each Fund.
Further detail considered by the Trustees with respect to the comparison of the fee and expense levels of each Fund is set forth below:
•	Thornburg Global Opportunities Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one representative share class of the Fund was lower than the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second representative share class of the Fund was higher than those median and average levels but within the range of total expenses for the Morningstar category. Peer group data showed that the Fund’s management fee and the total expense level for a representative share class of the Fund, while both higher than median levels for the peer group, were within the range of the management fees and total expenses for that peer group.
•	Thornburg International Equity Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one representative share class of the Fund was lower than the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second representative share class of the Fund was higher than those median and average levels but within the range of total expenses for the Morningstar category. Peer group data showed that the Fund’s management fee and the total expense level for a representative share class of the Fund, while both higher than median levels for the peer group, were within the range of the management fees and total expenses for that peer group.
•	Thornburg Better World International Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one representative share class of the Fund was lower than the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second representative share class of the Fund was higher than those median and average levels but within the range of total expenses for the Morningstar category. Peer group data showed that the Fund’s management fee and the total expense level for a representative share class of the Fund were both equal to the median levels for one peer group and were within the range of the management fees and the total expense levels for a second peer group.
•	Thornburg International Growth Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one representative share class of the Fund was lower than the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second representative share class of the Fund was higher than those median and average levels but within the range of total expenses for the Morningstar category. Peer group data showed that the Fund’s management fee and the total expense level for a representative share class of the Fund, while both higher than median levels for the peer group, were within the range of the management fees and total expenses for that peer group.
•	Thornburg Developing World Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one representative share class of the Fund was lower than the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second representative share class of the Fund was higher than those median and average levels but within the range of total expenses for the Morningstar category. Peer group data showed that the Fund’s management fee and the total expense level of a representative share class of the Fund were both lower than the median levels for the peer group.
•	Thornburg Small/Mid Cap Core Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one representative share class of the Fund was lower than the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second representative share class of the Fund was higher than those median
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and average levels but within the range of total expenses for the Morningstar category. Peer group data showed that the Fund’s management fee and the total expense level for a representative share class of the Fund were both lower than the median levels for the peer group.
•	Thornburg Small/Mid Cap Growth Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one representative share class of the Fund was lower than the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second representative share class of the Fund was higher than those median and average levels but within the range of total expenses for the Morningstar category. Peer group data showed that the Fund’s management fee was lower than the median level for the peer group and that the total expense level of one representative share class of the Fund was equal to the median level for the peer group.
•	Thornburg Investment Income Builder Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one representative share class of the Fund was lower than the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second representative share class of the Fund was higher than those median and average levels but within the range of total expenses for the Morningstar category. Peer group data showed that the Fund’s management fee was higher than the median level for the peer group but within the range of management fees paid by funds in the peer group. Peer group data also showed that the total expense level for a representative share class of the Fund was comparable to the total expense levels of other funds in the peer group.
•	Thornburg Summit Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for two representative share classes of the Fund were lower than the median and average levels charged to funds in the applicable Morningstar category. Peer group data showed that the Fund’s management fee and the total expense level of a representative share class of the Fund were both lower than the median levels for the peer group.
The Trustees did not find any of the differences between the Funds’ fee and expense data and the comparable fee and expense data significant in view of their findings and conclusions respecting the other factors considered, including the quality of services provided by the Advisor to each Fund.
The Trustees also noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including the Advisor’s sub-advised mutual funds and other institutional clients, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, the differences between the mutual funds as to which the Advisor is a sub-advisor and the Funds, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which these arrangements are entered into. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by the Advisor or by other investment advisors to different types of clients had limited relevance to the evaluation of the fee rates charged by the Advisor to the Funds.
Costs and Profitability of Advisor.  In reviewing the profitability of the Advisor’s services to the Funds under the Agreement, the Trustees considered an analysis of the Advisor’s costs and the estimated profitability to the Advisor of its services, together with figures for the profitability of a selection of other, publicly listed investment management firms. The Trustees noted that the comparability of the Advisor’s estimated profitability to the publicly disclosed information about the profitability of other investment management firms is limited due to the nature of those firms and other factors. The Trustees considered information from the Advisor respecting investment of its profits to maintain staffing levels and noted that the Advisor’s profits are an important element in the compensation of employees who work for the benefit of the Funds and their shareholders. The Trustees considered information from the Advisor respecting the use of profits to enhance staff competencies through training and other measures, hire personnel to expand and develop the scope of senior management expertise, pay competitive levels of compensation, and add to the Advisor’s electronic and information technology systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Funds, and maintain or improve service levels for the Funds notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by each Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to each Fund, comparisons of the fee breakpoint structure for each Fund with breakpoint structures (or the absence of such structures) for other funds in one or more peer groups selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, the Advisor’s undertakings to waive or reimburse certain fees and expenses for certain Funds and share classes, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels, pay competitive levels of compensation, and add to its electronic and information technology systems to maintain or improve service levels. The information provided demonstrated to the Trustees that the Funds’ advisory fee breakpoint
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Other Information, Continued
September 30, 2023 (Unaudited)
structures are reasonable in relation to the structures observed in the other funds in their respective peer groups, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for each Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Funds, the Trustees considered explanations from the Advisor respecting its receipt of certain research services from broker dealers, and the benefits to both the Funds and the Advisor of the Advisor’s expansion of its staffing, compliance, and systems capabilities and other resources to serve a broader variety of investment management clients. The Trustees also considered how the establishment of additional investment products by the Advisor may benefit the Funds. No unusual or unfair benefits to the Advisor from its relationship to the Funds were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent, and quality of the Advisor’s services performed under the Agreement remained sufficient, the Advisor continued to actively and competently pursue the Funds’ investment objectives and adhere to the Funds’ investment policies, and that the absolute and relative investment performance of the Funds over pertinent holding periods on the whole was satisfactory in the context of the Funds’ objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to each Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent, and quality of those services, the investment performance of each such Fund after fees and expenses, the clear disclosure of fees and expenses in the Funds’ prospectuses, comparisons of fees and expenses charged to each Fund to fees and expenses charged to other mutual funds, and the other factors and relevant circumstances considered. The Trustees accordingly determined to renew the Agreement for an additional term of one year for each of the Funds.
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Trustees and Officers
September 30, 2023 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 77 Trustee Since 1984, Chairman of Trustees(4)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 68 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee and Operations Risk Oversight Committee(5)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager, and until 2019 Chief Investment Officer, and, until 2016, CEO and President, of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(3)
Sally Corning, 62 Trustee since 2012, Member of Audit Committee and Governance & Nominating Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 74 Trustee since 2004, Member of Audit Committee and Operations Risk Oversight Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 60 Trustee since 2015, Chair of Governance & Nominating Committee and Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 59 Trustee since 2019, Chair of Audit Committee	President of Talamantes Strategies, a management consulting firm, since 2018. Until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 69 Trustee since 2004, Lead Independent Trustee, Member of Audit Committee and Governance & Nominating Committee	President of Dirks, Van Essen & April, Santa Fe, New Mexico (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 64 Trustee since 1996, Chair of Operations Risk Oversight Committee, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambé LLC, Santa Fe, NM (manufacturing and design company).	None
ADVISORY TRUSTEE
Lisa Black, 64(6) Trustee since 2023	Until 2019, Senior Managing Director, Chief Investment Officer and Head, Taxable Fixed Income, Nuveen LLC, New York, NY; Managing Director, TIAA-CREF, New York, NY (1996-2012).	None
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Trustees and Officers, Continued
September 30, 2023 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)
Nimish Bhatt, 60 President since 2023, Chief Financial Officer 2019-2023, Treasurer 2016-2019, Secretary 2018-2019(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016, and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011- 2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Randy Dry, 49 Vice President since 2014	Managing Director, Chief Operating Officer since 2020, Chief Administrative Officer (2016-2020), and Director of Institutional Group (2014-2016) of Thornburg Investment Management, Inc.	Not applicable
John Hackett, 57 Vice President since 2020	Chief Marketing Officer, Thornburg Investment Management, Inc., since 2020; Global Head of Product Marketing, Northern Trust Asset Management (2016-2020); Principal and Head of Marketing and Business Development, The Townsend Group (2013-2016).	Not applicable
Curtis Holloway, 56 Chief Financial Officer since 2023 ,Treasurer since 2019(7)	Director of Finance since 2021 and Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 43 Vice President since 2014	Co-Head of Investments since 2019, and Portfolio Manager and Managing Director since 2013, of Thornburg Investment Management, Inc.	Not applicable
Jeff Klingelhofer, 42 Vice President since 2016	Co-Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager (2012-2015), of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 52 Assistant Treasurer since 2020; Vice President 2017-2020	Senior Manager & Vice President, Tax & Fund Administration of Thornburg Investment Management, Inc. since 2017; Senior Vice President, Citi Fund Services, Inc. (2014-2017); Vice President, Citi Fund Services, Inc. (2007-2014).	Not applicable
Christopher Luckham, 46 Assistant Treasurer since 2022	Senior Manager, Fund Administration of Thornburg Investment Management, Inc. since 2010.	Not applicable
Natasha Rippel, 41 Secretary since 2021(7)	Director of Fund Operations since 2021, Supervisor of Fund Operations (2017-2021), and Senior Associate of Fund Operations (2015-2017) of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 55 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Trust is organized as a Massachusetts business trust, and currently comprises a complex of 22 separate investment “Funds” or “series.” Thornburg Investment Management, Inc. is the investment advisor to, and manages, the 22 Funds of the Trust. Each Trustee oversees the 22 Funds of the Trust.
(3)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(4)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc. the investment advisor to the 22 Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares of the Trust.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(6)	As of September 30, 2023, Ms. Black served as an Advisory Trustee in a non-voting capacity. Ms. Black was elected as an independent Trustee effective October 2, 2023.
(7)	The Trust’s president, chief financial officer, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
Thornburg Equity Funds Annual Report  |  145

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 19, 2023
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
(This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. For prospective investors in any fund of Thornburg Investment Trust, this communication must be preceded or accompanied by a prospectus. You may obtain a current copy of the Funds’ prospectus, which describes the Funds’ management fees, expenses and risks, by calling 1-800-847-0200 or by visiting www.thornburg.com/download. Please read the prospectus carefully before investing.)
Thornburg Investment Trust
2300 North Ridgetop Road
Santa Fe, NM 87506
505.984.0200 Tel
505.992.8681 Fax
www.thornburg.com
146  |  Thornburg Equity Funds Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $41.0 billion (as of September 30, 2023) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The Funds outlined in this report are some of the many equity, multi-asset, and fixed-income products available from Thornburg Investment Management.
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Equity Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
U.S. EQUITY
■	Thornburg Small/Mid Cap Core Fund
■	Thornburg Small/Mid Cap Growth Fund
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Income Builder Opportunities Trust
■	Thornburg Summit Fund
TAXABLE FIXED INCOME
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Ultra Short Income Fund
■	Thornburg Strategic Income Fund
MUNICIPAL FIXED INCOME
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
Before investing, carefully consider each Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Thornburg Equity Funds Annual Report  |  147

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH4627

Annual Report | September 30, 2023

Thornburg Taxable Fixed Income Funds
Thornburg Limited Term U.S. Government Fund
Thornburg Limited Term Income Fund
Thornburg Ultra Short Income Fund
Thornburg Strategic Income Fund

Thornburg Taxable Fixed Income Funds
Annual Report  |  September 30, 2023
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher rated bonds. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Investments in equity securities are subject to additional risks, such as greater market fluctuations. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
Thornburg Taxable Fixed Income Funds Annual Report  |  3

Thornburg Limited Term U.S. Government Fund

Investment Goal and
Fund Overview
The primary goal of Limited Term U.S. Government Fund is to seek as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios.
The Fund is an actively managed portfolio of short/intermediate term debt obligations with a dollar-weighted average maturity or expected life of normally less than five years. The Fund generally invests at least 80% of its net assets in U.S. Government securities, including debt obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities, or sponsored entities.
Performance drivers and detractors for the reporting period ended September 30, 2023
»  The Fund’s Class I shares returned 0.96% for the 12-month period ended September 30, 2023, modestly underperforming the Bloomberg U.S. Government Intermediate Total Return Index Value Unhedged (the “Index”), which returned 1.33% over the period.
»  The Fund’s structural short duration position versus its Index proved to be a contributor to its relative performance in a rising rate environment. During the 12-month period, five- and ten-year U.S. Treasury yields rose by 52 and 74 basis points (bps), respectively.
» The Fund benefitted from positive relative performance due to higher interest rates, but the Fund’s agency collateralized mortgage obligations security selection was a detractor from the Fund’s performance relative to the Index.
Performance Summary
September 30, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 11/16/87)
Without sales charge	0.74%	-3.43%	-0.38%	0.12%	3.91%
With sales charge	-1.54%	-4.17%	-0.68%	-0.03%	3.87%
Class C Shares (Incep: 9/1/94)
Without sales charge	0.37%	-3.77%	-0.72%	-0.20%	2.76%
With sales charge	-0.12%	-3.77%	-0.72%	-0.20%	2.76%
Class C2 Shares (Incep: 10/1/20)
Without sales charge	0.37%	-3.78%	-	-	-3.78%
With sales charge	-0.27%	-3.78%	-	-	-3.78%
Class I Shares (Incep: 7/5/96)	0.96%	-3.19%	-0.12%	0.41%	3.21%
Class R3 Shares (Incep: 7/1/03)	0.70%	-3.50%	-0.47%	0.04%	1.52%
Class R4 Shares (Incep: 2/1/14)	0.61%	-3.51%	-0.48%	-	-0.01%
Class R5 Shares (Incep: 5/1/12)	0.94%	-3.22%	-0.16%	0.37%	0.33%
Bloomberg U.S. Government Intermediate Total Return Index Value Unhedged ( Since 11/16/87)	1.33%	-3.17%	0.68%	0.81%	4.63%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. Class C and Class C2 shares include a 0.50% and 0.65% contingent deferred sales charge (CDSC) respectively, for the first year only. There is no sales charge for Class I, Class R3, Class R4 and Class R5 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before waivers and expense reimbursements are as follows: A shares, 0.92%; C shares, 1.39%; C2 shares, 2.28%; I shares, 0.62%; R3 shares, 1.52%; R4 shares, 2.30%; R5 shares, 1.64%; Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, for some of the share classes, resulting in net expense ratios of the following: C shares, 1.24%; C2 shares, 1.24%; R3 shares, 0.99%; R4 shares, 0.99%; R5 shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
4  |   Thornburg Taxable Fixed Income Funds Annual Report

Thornburg Limited Term Income Fund

Investment Goal and
Fund Overview
The primary goal of Limited Term Income Fund is to seek as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share prices compared to longer term portfolios.
The Fund is an actively managed portfolio of short and intermediate term debt obligations with a dollar-weighted average maturity of normally less than five years. The Fund invests in investment grade debt obligations, investing at least 65% of its net assets in (i) obligations of the U.S. government, its agencies and instrumentalities, and (ii) debt obligations rated at the time of purchase in one of the three highest principal long term rating categories of S&P Global Ratings or Moody’s Investors Services, Inc., or the equivalent three highest short term ratings of those ratings agencies, or, if no credit rating is available, judged to be of comparable quality as determined by Thornburg.
Performance drivers and detractors for the reporting period ended September 30, 2023
» The Fund’s Class I shares returned 3.36% for the 12-month period ended September 30, 2023, outperforming the Bloomberg Intermediate U.S. Government/Credit Total Return Index Value Unhedged (the “Index”), which returned 2.20% over the period.
» The Fund’s structural short duration position versus its Index proved to be a contributor to its relative performance in a rising rate environment. During the 12-month period, five- and ten-year U.S. Treasury yields rose by 52 and 74 basis points (bps), respectively.
»  Security selection within asset-backed securities (ABS) and corporate bonds was a positive contributor to the Fund’s performance relative to the Index during the 12-month period, while the Fund’s allocation to collateralized mortgage obligations detracted modestly from the Fund’s performance relative to the Index.
Performance Summary
September 30, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LIMITED TERM INCOME FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG LIMITED TERM INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 10/1/92)
Without sales charge	3.06%	-1.97%	1.30%	1.61%	4.21%
With sales charge	0.78%	-2.72%	0.99%	1.46%	4.16%
Class C Shares (Incep: 9/1/94)
Without sales charge	2.83%	-2.19%	1.07%	1.39%	3.87%
With sales charge	2.33%	-2.19%	1.07%	1.39%	3.87%
Class C2 Shares (Incep: 10/1/20)
Without sales charge	2.59%	-2.44%	-	-	-2.44%
With sales charge	1.94%	-2.44%	-	-	-2.44%
Class I Shares (Incep: 7/5/96)	3.36%	-1.72%	1.59%	1.93%	4.34%
Class R3 Shares (Incep: 7/1/03)	2.93%	-2.18%	1.09%	1.44%	2.87%
Class R4 Shares (Incep: 2/1/14)	2.84%	-2.21%	1.07%	-	1.32%
Class R5 Shares (Incep: 5/1/12)	3.44%	-1.69%	1.58%	1.86%	1.99%
Class R6 Shares (Incep: 4/10/17)	3.43%	-1.64%	1.65%	-	1.66%
Bloomberg Intermediate U.S. Government/Credit Total Return Index Value Unhedged (Since 10/1/92)	2.20%	-2.93%	1.02%	1.27%	4.11%
Bloomberg U.S. Aggregate Bond Total Return Index Value USD (Since 10/1/92)	0.64%	-5.21%	0.10%	1.13%	4.35%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. Class C and Class C2 shares include a 0.50% and 0.65% contingent deferred sales charge (CDSC) respectively, for the first year only. There is no sales charge for Class I, Class R3, Class R4, Class R5 and Class R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before waivers and expense reimbursements are as follows: A shares, 0.77%; C shares, 0.99%; C2 shares, 1.30%; I shares, 0.51%; R3 shares, 1.04%; R4 shares, 1.24%; R5 shares, 0.71%; R6 shares, 0.45%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, for some of the share classes, resulting in net expense ratios of the following: C2 shares, 1.24%; I shares, 0.49%; R3 shares, 0.99%; R4 shares, 0.99%; R5 shares, 0.49%; R6 shares 0.42%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Taxable Fixed Income Funds Annual Report  |  5

Thornburg Ultra Short Income Fund

Investment Goal and
Fund Overview
The Ultra Short Income Fund seeks current income, consistent with preservation of capital.
The Fund is an actively managed portfolio of debt obligations, and under normal conditions at least 80% of the Fund’s net assets are invested in (i) debt obligations of the U.S. government, its agencies and instrumentalities, and (ii) debt obligations rated at the time of purchase in one of the four highest ratings of S&P Global Ratings (AAA, AA, A, or BBB) or Moody’s Investors Services, Inc. (Aaa, Aa, A, or Baa) or, if no credit rating is available, judged to be of comparable quality by Thornburg. The Fund seeks to reduce changes in its share value compared to longer duration fixed income portfolios by maintaining a portfolio of investments with a dollar-weighted average duration of normally no more than one half (0.5) of a year. The Fund’s investments are determined by individual security analysis.
Performance drivers and detractors for the reporting period ended September 30, 2023
» The Fund’s Class I shares returned 4.98% for the 12-month period ended September 30, 2023, outperforming the ICE BofA U.S. Treasury Bill Index (the “Index”), which returned 4.52% over the period.
» The Fund’s security selection in shorter maturity asset backed securities (ABS) and corporate bonds was additive to performance relative to the Index.
» The Fund’s duration position, modestly longer than the Index, was a detractor to performance relative to the Index as front-end interest rates rose over the period.
Performance Summary
September 30, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG ULTRA SHORT INCOME FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG ULTRA SHORT INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/30/13)
Without sales charge	4.77%	1.42%	2.27%	-	1.72%
With sales charge	2.40%	0.65%	1.96%	-	1.56%
Class I Shares (Incep: 12/30/13)	4.98%	1.62%	2.47%	-	1.91%
ICE BofA U.S. Treasury Bill Index (Since 12/30/13)	4.53%	1.67%	1.73%	-	1.15%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.05%; I shares, 0.60%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, resulting in net expense ratios of the following: A shares, 0.50%; I shares, 0.30%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
6  |   Thornburg Taxable Fixed Income Funds Annual Report

Thornburg Strategic Income Fund

Investment Goal and
Fund Overview
Strategic Income Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.
The Fund is a global, income-oriented portfolio seeking to achieve an attractive, sustainable yield. The Fund invests in a broad range of income-producing securities, primarily debt obligations.
Performance drivers and detractors for the reporting period ended September 30, 2023
» The Fund’s Class I shares returned 4.90% for the 12-month period ended September 30, 2023, outperforming the Bloomberg U.S. Universal Total Return Index Value Unhedged (the “Index”), which returned 1.61% during the period.
» The Fund’s structural short duration position versus its Index proved to be a contributor to its relative performance in a rising rate environment. During the 12-month period, five- and ten-year U.S. Treasury yields rose by 52 and 74 basis points (bps), respectively.
» The Fund’s allocation to high yield and investment grade corporate bonds was a positive contributor to the Fund’s performance relative to the Index during the 12-month period, while the Fund’s exposure to asset backed securities (ABS) detracted modestly from the Fund’s performance relative to the Index.
Performance Summary
September 30, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG STRATEGIC INCOME FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG STRATEGIC INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/19/07)
Without sales charge	4.39%	0.24%	2.50%	2.95%	4.81%
With sales charge	-0.33%	-1.30%	1.56%	2.48%	4.51%
Class C Shares (Incep: 12/19/07)
Without sales charge	3.69%	-0.50%	1.75%	2.26%	4.15%
With sales charge	2.69%	-0.50%	1.75%	2.26%	4.15%
Class I Shares (Incep: 12/19/07)	4.90%	0.66%	2.90%	3.33%	5.17%
Class R3 Shares (Incep: 5/1/12)	4.15%	-0.01%	2.24%	2.78%	3.35%
Class R4 Shares (Incep: 2/1/14)	4.24%	-0.01%	2.25%	-	2.63%
Class R5 Shares (Incep: 5/1/12)	4.90%	0.63%	2.90%	3.31%	3.85%
Class R6 Shares (Incep: 4/10/17)	4.97%	0.71%	2.98%	-	3.17%
Bloomberg U.S. Universal Total Return Index Value Unhedged (Since 12/19/07)	1.61%	-4.68%	0.34%	1.43%	2.76%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares include a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I, Class R3, Class R4, Class R5 and Class R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.06%; C shares, 1.79%; I shares, 0.77%; R3 shares, 3.96%; R4 shares, 2.44%; R5 shares, 0.96% and R6 shares, 0.72%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, resulting in net expense ratios of the following: A shares, 1.05%; I shares, 0.60%; R3 shares, 1.25%; R4 shares, 1.25%; R5 shares, 0.60% and R6 shares, 0.53%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
* See glossary on page 8.
Thornburg Taxable Fixed Income Funds Annual Report  |  7

Glossary
September 30, 2023 (Unaudited)
The Bloomberg Intermediate U.S. Government/Credit Total Return Index Value Unhedged is an unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities from one up to ten years.
The Bloomberg U.S. Government Intermediate Total Return Index Value Unhedged is an unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities from one up to ten years.
The Bloomberg U.S. Aggregate Bond Total Return Index Value USD is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.
The Bloomberg U.S. Universal Total Return Index Value Unhedged represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.
The ICE BofA U.S. Treasury Bill Index is an unmanaged index that measures returns of U.S. Treasury Bills.
Thornburg Strategic Income Fund’s Blended Index is composed of 80% Bloomberg U.S Aggregate Bond Index and 20% MSCI World Index, rebalanced monthly
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Asset Backed Security (ABS) – A security whose value and income payments are derived from and collateralized (or “backed”) by a specified pool of underlying assets. The pool of assets is typically a group of small and illiquid assets that are unable to be sold individually. Pooling the assets into financial instruments allows them to be sold to general investors, a process called securitization, and allows the risk of investing in the underlying assets to be diversified because each security will represent a fraction of the total value of the diverse pool of underlying assets.
Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
High yield bonds may offer higher yields in return for risk exposure.
U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Investments in mortgage-backed securities (MBS) may bear additional risk.
8   |  Thornburg Taxable Fixed Income Funds Annual Report

Fund Summary
Thornburg Limited Term U.S. Government Fund  |  September 30, 2023 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	173
Effective Duration	3.8 Yrs
Average Maturity	5.1 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	2.26%
SEC Yield	2.74%
TYPES OF HOLDINGS
PORTFOLIO LADDER
2%	6%	10%	10%	19%	14%	1%	11%	4%	3%	20%

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	NASDAQ SYMBOLS	CUSIPS
Class A	LTUSX	885-215-103
Class C	LTUCX	885-215-830
Class C2	LTUQX	885-216-465
Class I	LTUIX	885-215-699
Class R3	LTURX	885-215-491
Class R4	LTUGX	885-216-747
Class R5	LTGRX	885-216-861
Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Taxable Fixed Income Funds Annual Report  |  9

Fund Summary
Thornburg Limited Term Income Fund  |  September 30, 2023 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	758
Effective Duration	3.6 Yrs
Average Maturity	4.6 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	3.20%
SEC Yield	4.16%
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
2%	11%	13%	11%	13%	12%	5%	8%	4%	8%	13%

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
THORNBURG LIMITED TERM INCOME FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THIFX	885-215-509
Class C	THICX	885-215-764
Class C2	THIQX	885-216-424
Class I	THIIX	885-215-681
Class R3	THIRX	885-215-483
Class R4	THRIX	885-216-762
Class R5	THRRX	885-216-853
Class R6	THRLX	885-216-671
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

10  |  Thornburg Taxable Fixed Income Funds Annual Report

Fund Summary
Thornburg Ultra Short Income Fund  |  September 30, 2023 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	307
Effective Duration	0.5 Yrs
Average Maturity	0.6 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	4.88%
SEC Yield	4.60%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 4.36% and 4.04%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
16%	60%	21%	2%

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
THORNBURG ULTRA SHORT INCOME FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TLDAX	885-216-812
Class I	TLDIX	885-216-796
Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Taxable Fixed Income Funds Annual Report  |  11

Fund Summary
Thornburg Strategic Income Fund  |  September 30, 2023 (Unaudited)
PORTFOLIO COMPOSITION
Corporate/Convertible Bonds	46.6%
Asset Backed Securities	12.1%
Bank Loans	1.0%
Common & Preferred Stock	0.3%
U.S. Treasury Securities	12.1%
U.S. Government Agencies	0.1%
Other Fixed Income	19.2%
Other Assets Less Liabilities	8.6%
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	4.19%
SEC Yield	4.28%
Without the fee waivers and expense reimbursements,  the SEC yield would have been 4.27%. The Annualized Distribution yield would not have changed.
FIXED INCOME CREDIT QUALITY *
* Excludes equity securities.
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
For purposes of presenting the credit quality information in the above graph, we have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from other nationally recognized statistical rating organizations (NRSROs). Unrated bonds are included in the not rated (NR) category.
TOP TEN INDUSTRY GROUPS
Utilities	5.8%
Financial Services	5.6%
Insurance	4.7%
Materials	3.6%
Software & Services	3.3%
Energy	3.2%
Equity Real Estate Investment Trusts (REITs)	2.2%
Technology Hardware & Equipment	1.8%
Capital Goods	1.6%
Commercial & Professional Services	1.6%

THORNBURG STRATEGIC INCOME FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TSIAX	885-215-228
Class C	TSICX	885-215-210
Class I	TSIIX	885-215-194
Class R3	TSIRX	885-216-887
Class R4	TSRIX	885-216-754
Class R5	TSRRX	885-216-879
Class R6	TSRSX	885-216-648
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

12  |  Thornburg Taxable Fixed Income Funds Annual Report

Schedule of Investments
Thornburg Limited Term U.S. Government Fund  |  September 30, 2023
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 23.5%
	United States Treasury Inflation Indexed Bonds, 1.75% due 1/15/2028	$ 1,532,034	$ 1,488,170
	United States Treasury Notes,
	0.125% due 12/15/2023	4,300,000	4,254,312
	3.375% due 5/15/2033	4,880,000	4,426,312
	3.50% due 2/15/2033	1,700,000	1,560,016
	3.875% due 8/15/2033	1,350,000	1,275,539
	4.00% due 2/28/2030	3,000,000	2,893,125
	4.375% due 10/31/2024	4,600,000	4,547,891
	United States Treasury Notes Inflationary Index,
	0.125% due 4/15/2027 - 7/15/2031	20,568,907	17,929,499
	0.25% due 1/15/2025	402,652	387,323
	0.50% due 4/15/2024 - 1/15/2028	813,795	774,565
	0.625% due 1/15/2024	399,562	395,743
	0.75% due 7/15/2028	529,104	492,322
	Total U.S. Treasury Securities (Cost $41,866,223)		40,424,817
	U.S. Government Agencies — 7.3%
[a]	Durrah MSN 35603 (Guaranty: Export-Import Bank of the United States), 1.684% due 1/22/2025	195,812	190,273
	HNA Group LLC (Guaranty: Export-Import Bank of the United States), 2.291% due 6/30/2027	1,045,135	982,926
[a]	MSN 41079 and 41084 Ltd. (Guaranty: Export-Import Bank of the United States), 1.717% due 7/13/2024	144,519	141,448
	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States),
[a]	2.29% due 2/15/2024	26,250	25,401
[a]	2.46% due 12/15/2025	625,000	590,188
[a,b]	5.92% (TSFR3M + 0.61%) due 4/15/2025	612,500	588,790
	Reliance Industries Ltd. (Guaranty: Export-Import Bank of the United States),
[a]	2.06% due 1/15/2026	875,000	826,280
[a]	2.512% due 1/15/2026	1,318,750	1,251,335
	Small Business Administration Participation Certificates,
	Series 2005-20H Class 1, 5.11% due 8/1/2025	19,337	18,746
	Series 2007-20D Class 1, 5.32% due 4/1/2027	58,079	56,385
	Series 2007-20F Class 1, 5.71% due 6/1/2027	37,377	36,474
	Series 2007-20I Class 1, 5.56% due 9/1/2027	126,324	123,043
	Series 2007-20K Class 1, 5.51% due 11/1/2027	103,944	101,205
	Series 2008-20G Class 1, 5.87% due 7/1/2028	206,627	202,476
	Series 2011-20G Class 1, 3.74% due 7/1/2031	370,684	347,220
	Series 2011-20K Class 1, 2.87% due 11/1/2031	639,734	586,366
	Series 2014-20H Class 1, 2.88% due 8/1/2034	407,056	368,492
	Series 2015-20B Class 1, 2.46% due 2/1/2035	386,438	345,057
	Series 2015-20G Class 1, 2.88% due 7/1/2035	778,348	703,517
	Series 2015-20I Class 1, 2.82% due 9/1/2035	798,999	704,738
	Series 2017-20I Class 1, 2.59% due 9/1/2037	1,731,234	1,536,201
	Series 2017-20K Class 1, 2.79% due 11/1/2037	863,696	774,943
	Thirax 1 LLC (Guaranty: Export-Import Bank of the United States), 0.968% due 1/14/2033	1,204,902	981,838
	Ulani MSN 35940 LLC (Guaranty: Export-Import Bank of the United States), 2.227% due 5/16/2025	729,167	690,747
[a,b]	Washington Aircraft 2 Co DAC (Guaranty: Export-Import Bank of the United States), 6.091% (TSFR3M + 0.69%) due 6/26/2024	259,852	259,577
	Total U.S. Government Agencies (Cost $13,603,843)		12,433,666
	Mortgage Backed — 65.3%
[b,c]	Federal Agricultural Mortgage Corp. Mtg Trust, Whole Loan Securities Trust CMO, Seies 2021-1 Class A, 2.18% due 1/25/2051	4,268,490	3,278,539
	Federal Home Loan Mtg Corp.,
[b]	5.444% (H15T1Y + 2.15%) due 2/1/2046	1,404,344	1,418,645
	Pool D98887, 3.50% due 1/1/2032	209,301	195,523
	Pool E09025, 2.50% due 3/1/2028	36,187	33,967
	Pool G13804, 5.00% due 3/1/2025	13,321	13,192
	Pool G15227, 3.50% due 12/1/2029	595,706	567,140
	Pool G16710, 3.00% due 11/1/2030	956,077	896,721
	Pool J11371, 4.50% due 12/1/2024	14,754	14,578
	Pool J21208, 2.50% due 11/1/2027	665,600	629,378
	Pool J37586, 3.50% due 9/1/2032	155,828	146,656
	Pool RE6097, 2.00% due 5/1/2051	2,114,335	1,549,019
	Pool RE6119, 2.50% due 12/1/2051	1,841,409	1,429,120
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 13

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  September 30, 2023
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Pool SE9046, 3.00% due 12/1/2051	$ 2,162,602	$ 1,781,664
	Pool T61943, 3.50% due 8/1/2045	89,847	78,158
	Pool T65457, 3.00% due 1/1/2048	425,283	354,470
	Federal Home Loan Mtg Corp., CMO REMIC,
	Series 3704 Class DC, 4.00% due 11/15/2036	15,838	15,747
	Series 3922 Class PQ, 2.00% due 4/15/2041	76,323	71,857
[b]	Series 4105 Class FG, 5.828% (SOFR30A + 0.51%) due 9/15/2042	492,995	475,910
	Series 4120 Class TC, 1.50% due 10/15/2027	353,323	329,390
	Series 4120 Class UE, 2.00% due 10/15/2027	409,122	385,451
	Federal Home Loan Mtg Corp., Multifamily Structured Pass Through Certificates, CMBS,
	Series K042 Class A1, 2.267% due 6/25/2024	433,527	426,943
	Series K043 Class A2, 3.062% due 12/25/2024	1,357,000	1,315,344
[b]	Series K047 Class A2, 3.329% due 5/25/2025	1,250,000	1,207,472
	Series K055 Class A1, 2.263% due 4/25/2025	31,394	30,626
[b]	Series K061 Class A2, 3.347% due 11/25/2026	290,000	274,618
[b]	Series K069 Class A2, 3.187% due 9/25/2027	180,000	167,245
	Series K071 Class A2, 3.286% due 11/25/2027	2,000,000	1,859,195
	Series K072 Class A2, 3.444% due 12/25/2027	120,000	112,132
	Series K073 Class A2, 3.35% due 1/25/2028	3,000,000	2,790,868
	Series K095 Class A2, 2.785% due 6/25/2029	577,000	510,033
	Series K729 Class A2, 3.136% due 10/25/2024	3,500,000	3,412,493
[b]	Series K730 Class A2, 3.59% due 1/25/2025	181,347	176,741
	Series KHG1 Class A3, 3.341% due 12/25/2027	300,000	279,492
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO,
	Series 2017-4 Class MT, 3.50% due 6/25/2057	597,970	513,763
	Series 2018-4 Class MA, 3.50% due 3/25/2058	753,259	691,317
	Series 2022-1 Class MTU, 3.25% due 11/25/2061	1,046,820	866,354
	Federal Home Loan Mtg Corp., UMBS Collateral,
	Pool QD9898, 3.00% due 4/1/2052	1,620,949	1,341,921
	Pool RA6808, 3.00% due 2/1/2052	2,178,968	1,809,584
	Pool RC1280, 3.00% due 3/1/2035	489,811	446,338
	Pool RC1826, 2.00% due 2/1/2036	1,384,005	1,187,468
	Pool RD5043, 2.00% due 12/1/2030	1,956,867	1,766,969
	Pool SB8010, 2.50% due 10/1/2034	559,262	495,302
	Pool SB8030, 2.00% due 12/1/2034	852,384	732,531
	Pool SD1669, 2.50% due 1/1/2052	2,377,728	1,887,521
	Pool ZS4730, 3.50% due 8/1/2047	789,944	690,342
	Pool ZS7299, 3.00% due 10/1/2030	502,648	470,894
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO,
	Series 2015-SC02 Class 2A, 3.50% due 9/25/2045	196,788	175,309
	Series 2016-SC01 Class 1A, 3.00% due 7/25/2046	794,160	682,502
	Series 2016-SC01 Class 2A, 3.50% due 7/25/2046	242,506	216,099
	Series 2016-SC02 Class 2A, 3.50% due 10/25/2046	165,262	145,719
	Series 2017-SC01 Class 1A, 3.00% due 12/25/2046	1,412,873	1,170,304
	Series 2017-SC01 Class 2A, 3.50% due 12/25/2046	473,551	407,414
	Series 2017-SC02 Class 1A, 3.00% due 5/25/2047	309,784	263,793
	Series 2017-SC02 Class 2A, 3.50% due 5/25/2047	145,363	127,019
	Federal National Mtg Assoc.,
[b]	Pool 895572, 6.07% (RFUCCT1Y + 1.82%) due 6/1/2036	64,081	64,899
	Pool BF0130, 3.50% due 8/1/2056	333,985	287,995
	Pool BF0144, 3.50% due 10/1/2056	470,909	414,590
[b]	Pool BH4524, 2.143% (5-Yr. CMT + 1.150%) due 6/1/2046	1,469,091	1,340,536
[b]	Pool BM6885, 1.614% (2.21% - SOFR30A) due 12/1/2051	509,256	446,843
	Pool BM6983, 3.00% due 3/1/2052	1,887,315	1,517,568
[b]	Pool CB2214, 1.553% (2.20% - SOFR30A) due 11/1/2051	550,566	483,463
	Federal National Mtg Assoc., CMBS,
[b]	Series 2015-SB5 Class A10, 3.15% due 9/25/2035	293,742	284,830
[b]	Series 2018-SB47 Class A5H, 6.126% (SOFR30A + 0.81%) due 1/25/2038	403,971	397,953
	Federal National Mtg Assoc., CMO REMIC,
[b]	Series 2009-17 Class AH, 0.541% due 3/25/2039	193,299	139,036
	Series 2011-70 Class CA, 3.00% due 8/25/2026	601,978	581,299
[b]	Series 2013-81 Class FW, 5.729% (SOFR30A + 0.41%) due 1/25/2043	860,422	833,447
[b]	Series 2013-92 Class FA, 5.979% (SOFR30A + 0.66%) due 9/25/2043	593,351	569,825
14 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  September 30, 2023
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Federal National Mtg Assoc., UMBS Collateral,
	Pool AE0704, 4.00% due 1/1/2026	$ 223,680	$ 218,772
	Pool AJ1752, 3.50% due 9/1/2026	284,694	275,794
	Pool AK6768, 3.00% due 3/1/2027	409,580	390,658
	Pool AL6582, 3.50% due 4/1/2030	387,503	368,394
	Pool AL7801, 2.50% due 11/1/2030	1,437,953	1,322,011
	Pool AL9445, 3.00% due 7/1/2031	11,240	10,530
	Pool AL9821, 2.50% due 1/1/2032	1,745,146	1,595,881
	Pool AS9749, 4.00% due 6/1/2047	296,988	269,000
	Pool AU2669, 2.50% due 10/1/2028	456,592	428,162
	Pool AZ3778, 3.00% due 4/1/2030	884,953	831,620
	Pool BM4153, 3.00% due 6/1/2033	1,155,461	1,054,290
	Pool BM4864, 3.50% due 5/1/2033	734,962	694,616
	Pool BP9589, 2.50% due 8/1/2035	1,672,584	1,477,570
	Pool CA0942, 2.50% due 12/1/2032	765,586	695,864
	Pool CA4102, 3.50% due 8/1/2029	569,267	530,987
	Pool CA5271, 2.50% due 3/1/2035	1,036,171	921,916
	Pool CA5282, 3.00% due 3/1/2035	2,175,430	1,986,299
	Pool CA6862, 2.00% due 9/1/2035	1,247,753	1,078,419
	Pool CA7470, 2.00% due 10/1/2035	2,241,244	1,937,082
	Pool CA7535, 1.50% due 10/1/2030	2,204,272	1,935,357
	Pool CA7891, 1.50% due 11/1/2035	1,283,037	1,093,027
	Pool FM1523, 2.50% due 8/1/2029	537,190	486,514
	Pool FM2831, 2.50% due 5/1/2032	1,297,942	1,186,841
	Pool FM3494, 2.50% due 4/1/2048	1,142,020	930,263
	Pool FM5458, 1.50% due 12/1/2035	1,284,625	1,071,186
	Pool FS0898, 3.00% due 2/1/2052	4,889,219	4,056,051
	Pool FS0916, 3.00% due 3/1/2052	2,693,245	2,229,237
	Pool MA2353, 3.00% due 8/1/2035	623,447	557,071
	Pool MA3465, 4.00% due 9/1/2038	349,866	325,343
	Pool MA3557, 4.00% due 1/1/2029	420,701	399,511
	Pool MA3681, 3.00% due 6/1/2034	310,475	282,869
	Pool MA3826, 3.00% due 11/1/2029	646,864	592,261
	Pool MA3896, 2.50% due 1/1/2035	93,759	83,037
	Pool MA3953, 2.50% due 3/1/2030	365,677	329,015
	Pool MA4148, 2.00% due 10/1/2030	459,407	414,825
	Pool MA4390, 2.00% due 7/1/2031	3,266,967	2,949,388
	Pool MA4579, 3.00% due 4/1/2052	2,292,716	1,899,377
	Pool MA4598, 2.50% due 5/1/2052	1,168,815	927,858
	Government National Mtg Assoc.,
[b]	Pool 751392, 5.00% due 2/20/2061	174,907	171,652
[b]	Pool 894205, 2.625% (H15T1Y + 1.50%) due 8/20/2039	81,128	78,313
[b]	Pool MA0100, 3.875% (H15T1Y + 1.50%) due 5/20/2042	160,980	158,809
	Pool MA0907, 2.00% due 4/20/2028	425,372	383,133
	Government National Mtg Assoc., CMBS, Series 2022-147 Class B, 2.20% due 10/16/2063	1,250,000	898,654
	Government National Mtg Assoc., CMO,
	Series 2016-H04 Class HA, 2.25% due 7/20/2065	1,388,163	1,335,778
	Series 2017-186 Class VA, 3.00% due 2/20/2031	1,845,126	1,759,978
	Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO,
[b]	Series 2017-3 Class HA, 3.25% due 7/25/2056	916,444	825,157
[b]	Series 2017-4 Class HT, 3.25% due 6/25/2057	2,659,220	2,311,227
[b]	Series 2018-1 Class HA, 3.00% due 5/25/2057	1,169,651	1,046,384
[b]	Series 2018-2 Class HA, 3.00% due 11/25/2057	646,103	584,751
	Series 2018-3 Class HA, 3.00% due 8/25/2057	883,021	793,221
[b]	Series 2018-3 Class MA, 3.50% due 8/25/2057	972,190	895,521
	Series 2018-4 Class HA, 3.00% due 3/25/2058	1,090,344	976,144
	Series 2019-1 Class MA, 3.50% due 7/25/2058	2,071,835	1,895,657
	Series 2019-2 Class MA, 3.50% due 8/25/2058	1,848,484	1,683,296
	Series 2019-3 Class MA, 3.50% due 10/25/2058	734,489	673,002
	Series 2019-4 Class MA, 3.00% due 2/25/2059	1,109,750	991,467
	Series 2020-1 Class MA, 2.50% due 8/25/2059	1,651,540	1,457,736
	Series 2020-2 Class MA, 2.00% due 11/25/2059	1,621,876	1,401,297
	Series 2020-3 Class MA, 2.00% due 5/25/2060	527,441	453,987
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 15

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  September 30, 2023
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Series 2020-3 Class MT, 2.00% due 5/25/2060	$ 645,581	$ 490,485
	Seasoned Loans Structured Transaction Trust, Whole Loan Securities Trust CMO,
	Series 2020-2 Class A1C, 2.00% due 9/25/2030	1,942,059	1,690,959
	Series 2020-2 Class A1D, 1.75% due 9/25/2030	1,942,059	1,675,139
	Total Mortgage Backed (Cost $126,544,309)		112,147,717
	Asset Backed Securities — 0.5%
	Other Asset Backed — 0.5%
	Federal National Mtg Assoc., Grantor Trust, Series 2017-T1 Class A, 2.898% due 6/25/2027	992,583	909,197
			909,197
	Total Asset Backed Securities (Cost $992,583)		909,197
	Corporate Bonds — 1.8%
	Utilities — 1.8%
	Electric Utilities — 1.8%
[c]	Caledonia Generating LLC, 1.95% due 2/28/2034	3,767,350	3,084,981
			3,084,981
	Total Corporate Bonds (Cost $3,658,366)		3,084,981
	Short-Term Investments — 0.3%
	Federal Agricultural Mortgage Corp. Discount Notes, due 10/2/2023	455,000	455,000
	Total Short-Term Investments (Cost $454,934)		455,000
	Total Investments — 98.7% (Cost $187,120,258)		$169,455,378
	Other Assets Less Liabilities — 1.3%		2,293,659
	Net Assets — 100.0%		$171,749,037

Footnote Legend
a	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2023.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2023, the aggregate value of these securities in the Fund’s portfolio was $6,363,520, representing 3.71% of the Fund’s net assets.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
CMBS	Commercial Mortgage-Backed Securities
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Rate
DAC	Designated Activity Company
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
RFUCCT1Y	Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year
SOFR30A	Secured Overnight Financing Rate 30-Day Average
TSFR3M	Term SOFR 3 Month
UMBS	Uniform Mortgage Backed Securities
16 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Limited Term Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 15.0%
	United States Treasury Inflation Indexed Bonds, 1.75% due 1/15/2028	$ 5,928,242	$ 5,758,511
	United States Treasury Notes,
	0.125% due 1/15/2024	10,000,000	9,849,609
	2.50% due 2/28/2026	8,700,000	8,226,258
	2.875% due 5/15/2032	145,498,000	127,719,963
	3.375% due 5/15/2033	122,416,000	111,035,138
	3.625% due 5/15/2026	5,000,000	4,846,484
	3.875% due 8/15/2033	75,150,000	71,005,008
	4.125% due 11/15/2032	46,188,000	44,549,769
	4.25% due 5/31/2025	3,000,000	2,955,117
	4.375% due 10/31/2024	19,520,000	19,298,875
	United States Treasury Notes Inflationary Index,
	0.125% due 4/15/2027 - 7/15/2031	343,457,204	303,108,594
	0.25% due 1/15/2025	21,647,686	20,823,572
	0.50% due 4/15/2024 - 1/15/2028	29,399,573	27,982,336
	0.625% due 1/15/2024 - 7/15/2032	115,898,108	102,711,992
	0.75% due 7/15/2028	89,073,053	82,880,929
	1.125% due 1/15/2033	30,318,193	27,388,197
	1.25% due 4/15/2028	23,540,748	22,380,373
	1.375% due 7/15/2033	22,031,628	20,377,981
	Total U.S. Treasury Securities (Cost $1,052,167,185)		1,012,898,706
	U.S. Government Agencies — 0.4%
	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States),
[a,b]	5.92% (TSFR3M + 0.61%) due 4/15/2025	1,813,000	1,742,819
[b]	6.50% due 1/23/2029	10,007,000	8,097,664
	Reliance Industries Ltd. (Guaranty: Export-Import Bank of the United States),
[b]	2.06% due 1/15/2026	375,000	354,120
[b]	2.512% due 1/15/2026	1,625,000	1,541,930
	Santa Rosa Leasing LLC (Guaranty: Export-Import Bank of the United States), 1.693% due 8/15/2024	315,116	307,827
	Small Business Administration Participation Certificates,
	Series 2008-20D Class 1, 5.37% due 4/1/2028	263,839	256,108
	Series 2009-20E Class 1, 4.43% due 5/1/2029	146,641	139,878
	Series 2009-20K Class 1, 4.09% due 11/1/2029	1,158,162	1,096,596
	Series 2011-20E Class 1, 3.79% due 5/1/2031	1,441,316	1,352,220
	Series 2011-20F Class 1, 3.67% due 6/1/2031	288,031	269,386
	Series 2011-20G Class 1, 3.74% due 7/1/2031	1,482,738	1,388,880
	Series 2011-20I Class 1, 2.85% due 9/1/2031	2,745,501	2,510,619
	Series 2011-20K Class 1, 2.87% due 11/1/2031	2,490,165	2,282,428
	Series 2012-20D Class 1, 2.67% due 4/1/2032	2,129,866	1,933,924
	Series 2012-20J Class 1, 2.18% due 10/1/2032	1,807,642	1,619,733
	Series 2012-20K Class 1, 2.09% due 11/1/2032	1,243,858	1,114,742
	Total U.S. Government Agencies (Cost $29,573,188)		26,008,874
	Other Government — 0.2%
[b,c]	Bermuda Government International Bond, 2.375% due 8/20/2030	6,800,000	5,476,924
	Carpintero Finance Ltd. (Guaranty: Export Credits Guarantee Department),
[b,c]	2.004% due 9/18/2024	1,317,353	1,284,077
[b,c]	2.581% due 11/11/2024	1,553,476	1,522,210
[b,c]	Finance Department Government of Sharjah, 6.50% due 11/23/2032	3,828,000	3,799,749
[b,c]	Khadrawy Ltd. (Guaranty: Export Credits Guarantee Department), 2.471% due 3/31/2025	1,173,677	1,137,880
[b]	Sharjah Sukuk Program Ltd., 4.226% due 3/14/2028	2,000,000	1,872,680
	Total Other Government (Cost $16,758,316)		15,093,520
	Mortgage Backed — 22.7%
	Angel Oak Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2020-2 Class A3, 5.00% due 1/26/2065	4,899,402	4,638,656
[a,c]	Series 2023-1 Class A1, 4.75% due 9/26/2067	14,307,101	13,509,485
[a,c]	Series 2023-2 Class A1, 4.65% due 10/25/2067	5,221,873	4,882,192
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 17

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2019-1 Class A1, 3.805% due 1/25/2049	$ 4,364,784	$ 4,040,449
[a,c]	Series 2019-1 Class A3, 4.208% due 1/25/2049	2,284,272	2,125,832
[a,c]	Series 2019-2 Class A1, 3.347% due 4/25/2049	1,820,812	1,633,767
[a,c]	Series 2019-3 Class A1, 2.962% due 10/25/2048	4,356,974	3,900,869
[c]	Series 2020-1 Class A2, 2.927% due 3/25/2055	6,518,000	5,427,223
[c]	Series 2020-1 Class A3, 3.328% due 3/25/2055	4,500,000	3,583,176
[c]	Series 2020-1 Class M1, 4.277% due 3/25/2055	3,189,000	2,492,616
[a,c]	Series 2021-1R Class A1, 1.175% due 10/25/2048	8,974,514	7,010,524
[c]	Series 2022-1 Class M1, 3.65% due 12/25/2056	7,338,000	4,840,980
[a,c,d]	BPR Trust, CMBS, Series 2023-BRK2 Class A, 7.146% due 11/5/2028	4,250,000	4,249,785
[c]	BRAVO Residential Funding Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1C, 3.50% due 3/25/2058	644,273	630,762
[a,c]	Bunker Hill Loan Depositary Trust, Whole Loan Securities Trust CMO, Series 2020-1 Class A3, 3.253% due 2/25/2055	3,285,000	2,942,075
[c]	Century Plaza Towers, CMBS, Series 2019-CPT Class A, 2.865% due 11/13/2039	4,600,000	3,652,693
	Chase Mortgage Finance Corp., Whole Loan Securities Trust CMO,
[a,c]	Series 2016-SH1 Class M3, 3.75% due 4/25/2045	1,867,837	1,618,252
[a,c]	Series 2016-SH2 Class M3, 3.75% due 12/25/2045	2,308,305	2,016,970
	CHNGE Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2022-1 Class A1, 3.007% due 1/25/2067	14,191,373	12,504,053
[a,c]	Series 2022-2 Class M1, 4.609% due 3/25/2067	14,163,000	11,221,271
[a,c]	Series 2023-1 Class A1, 7.065% due 3/25/2058	8,296,268	8,213,955
[a,c]	CIM Trust, Whole Loan Securities Trust CMO, Series 2018-INV1 Class A4, 4.00% due 8/25/2048	747,606	657,992
	Citigroup Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[a]	Series 2004-HYB2 Class B1, 4.655% due 3/25/2034	50,660	43,422
[a,c]	Series 2014-A Class A, 4.00% due 1/25/2035	493,431	457,801
[a,c]	Series 2014-J1 Class B4, 3.627% due 6/25/2044	1,489,969	1,114,891
[a,c]	Series 2021-J2 Class A7A, 2.50% due 7/25/2051	23,001,630	19,111,218
	CSMC Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2013-HYB1 Class B3, 6.653% due 4/25/2043	86,239	85,123
[a,c]	Series 2021-AFC1 Class-A1, 0.83% due 3/25/2056	8,978,912	6,816,831
[a,c]	Series 2021-NQM3 Class A1, 1.015% due 4/25/2066	11,221,149	9,001,977
[a,c]	Series 2021-NQM8 Class-A1, 1.841% due 10/25/2066	15,509,869	12,538,187
[a,c]	Series 2022-ATH2 Class A1, 4.547% due 5/25/2067	11,953,492	11,244,747
[c]	DC Office Trust, CMBS, Series 2019-MTC Class A, 2.965% due 9/15/2045	2,920,000	2,302,778
[a,c]	Deephaven Residential Mortgage Trust, Whole Loan Securities Trust CMO, Series 2021-1 Class A1, 0.715% due 5/25/2065	3,346,217	3,010,601
	Ellington Financial Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2019-2 Class A1, 2.739% due 11/25/2059	3,466,172	3,151,874
[a,c]	Series 2021-2 Class A1, 0.931% due 6/25/2066	10,583,090	7,914,125
[a,c]	Series 2022-1 Class A1, 2.206% due 1/25/2067	18,362,872	14,339,704
	Federal Home Loan Mtg Corp.,
[a]	Pool 1L0322, 3.071% (H15T1Y + 2.07%) due 2/1/2048	2,554,650	2,554,339
[a]	Pool 760025, 3.661% (5-Yr. CMT + 1.310%) due 10/1/2047	3,342,733	3,171,748
[a]	Pool 841097, 3.10% (5-Yr. CMT + 1.300%) due 9/1/2048	5,228,521	4,899,299
[a]	Pool 841362, 1.719% (2.15% - SOFR30A) due 2/1/2052	6,420,931	5,629,330
[a]	Pool 841377, 1.953% (2.23% - SOFR30A) due 4/1/2052	6,790,405	5,877,391
[a]	Pool 841463, 2.152% (2.18% - SOFR30A) due 7/1/2052	15,234,030	12,748,628
	Pool D98887, 3.50% due 1/1/2032	700,635	654,511
	Pool G16710, 3.00% due 11/1/2030	259,326	243,226
	Pool RE6097, 2.00% due 5/1/2051	26,742,105	19,591,987
	Pool SE9046, 3.00% due 12/1/2051	23,239,464	19,145,885
	Federal Home Loan Mtg Corp., CMO REMIC,
	Series 3195 Class PD, 6.50% due 7/15/2036	197,451	202,754
	Series 3919 Class VB, 4.00% due 8/15/2024	23,874	23,782
	Series 3922 Class PQ, 2.00% due 4/15/2041	114,485	107,786
	Series 4120 Class TC, 1.50% due 10/15/2027	458,793	427,716
	Federal Home Loan Mtg Corp., Multifamily Structured Pass Through Certificates, CMBS, Series K071 Class A2, 3.286% due 11/25/2027	4,420,000	4,108,820
	Federal Home Loan Mtg Corp., UMBS Collateral,
	Pool RA6808, 3.00% due 2/1/2052	12,040,976	9,999,759
	Pool RA7373, 3.00% due 5/1/2052	5,700,608	4,734,927
[d]	Pool SD0674, 2.50% due 9/1/2051	13,180,616	10,491,691
	Pool SD1374, 3.00% due 3/1/2052	14,501,589	12,011,631
	Pool SD1669, 2.50% due 1/1/2052	26,235,478	20,826,607
	Pool SD8205, 2.50% due 4/1/2052	25,227,258	20,026,516
18 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Pool SD8219, 2.50% due 6/1/2052	$ 24,521,493	$ 19,466,248
[d]	Pool SD8367, 5.50% due 10/1/2053	6,960,000	6,724,765
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO,
	Series 2016-SC01 Class 2A, 3.50% due 7/25/2046	929,605	828,381
	Series 2017-SC01 Class 1A, 3.00% due 12/25/2046	8,532,571	7,067,657
	Series 2017-SC02 Class 2A, 3.50% due 5/25/2047	554,196	484,261
	Federal National Mtg Assoc.,
[a]	Pool BH4523, 1.863% (5-Yr. CMT + 1.150%) due 4/1/2047	5,511,250	5,054,415
[a]	Pool BH4524, 2.143% (5-Yr. CMT + 1.150%) due 6/1/2046	10,275,148	9,376,005
[a]	Pool BM6929, 1.924% (2.13% - SOFR30A) due 7/1/2051	4,686,210	4,174,318
	Pool BM7067, 2.50% due 6/1/2051	3,415,065	2,653,657
[a]	Pool BO9998, 2.738% (H15T1Y + 2.03%) due 3/1/2048	4,167,862	3,851,982
[a]	Pool BU9934, 1.844% (2.37% - SOFR30A) due 2/1/2052	9,333,451	7,950,926
[a]	Pool CB2214, 1.553% (2.20% - SOFR30A) due 11/1/2051	5,546,743	4,870,710
	Federal National Mtg Assoc., CMO REMIC,
[a]	Series 2009-17 Class AH, 0.541% due 3/25/2039	322,165	231,727
	Series 2012-129 Class LA, 3.50% due 12/25/2042	1,268,641	1,118,271
[a]	Series 2013-81 Class FW, 5.729% (SOFR30A + 0.41%) due 1/25/2043	3,126,316	3,028,303
	Federal National Mtg Assoc., UMBS Collateral,
	Pool AE0704, 4.00% due 1/1/2026	581,787	569,022
	Pool AS9749, 4.00% due 6/1/2047	8,528	7,724
	Pool BM4324, 3.50% due 7/1/2033	2,335,678	2,194,809
	Pool BP9550, 2.50% due 7/1/2035	8,272	7,307
	Pool BP9589, 2.50% due 8/1/2035	675,396	596,649
	Pool CB1810, 3.00% due 10/1/2051	13,820,690	11,447,644
	Pool FS0898, 3.00% due 2/1/2052	31,837,705	26,412,268
[d]	Pool FS5447, 2.50% due 9/1/2052	43,221,991	34,418,260
	Pool MA3465, 4.00% due 9/1/2038	3,137,596	2,917,675
	Pool MA3953, 2.50% due 3/1/2030	2,457,350	2,210,980
	Pool MA4390, 2.00% due 7/1/2031	1,208,778	1,091,274
	Pool MA4493, 2.50% due 12/1/2051	19,843,084	15,782,870
	Pool MA4579, 3.00% due 4/1/2052	28,613,099	23,704,225
	Pool MA4599, 3.00% due 5/1/2052	53,525,920	44,336,768
	Pool MA5138, 5.50% due 9/1/2053	4,970,298	4,802,311
	Pool MA5139, 6.00% due 9/1/2053	4,473,383	4,414,704
[a,c]	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-1 Class 2A2, 3.00% due 3/25/2047	1,485,020	1,309,795
	GCAT Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2019-NQM3 Class A1, 2.686% due 11/25/2059	3,897,779	3,601,457
[a,c]	Series 2021-CM1 Class A, 1.469% due 4/25/2065	9,431,493	8,508,073
[a,c]	Series 2021-CM2 Class A1, 2.352% due 8/25/2066	20,549,763	18,299,030
[a,c]	Series 2021-NQM4 Class A1, 1.093% due 8/25/2066	12,565,580	9,371,140
	GS Mortgage-Backed Securities Corp. Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2020-PJ2 Class B3, 3.534% due 7/25/2050	5,118,766	4,089,448
[a]	Series 2023-CCM1 Class A1, 6.65% due 8/25/2053	13,285,985	13,268,682
[a,c]	GS Mortgage-Backed Securities Trust, Whole Loan Securities Trust CMO, Series 2023-PJ2 Class A4, 5.50% due 5/25/2053	3,776,516	3,590,627
[a,c]	Homeward Opportunities Fund Trust, Whole Loan Securities Trust CMO, Series 2022-1 A Class A1, 5.082% due 7/25/2067	5,515,372	5,342,917
[c]	Houston Galleria Mall Trust, CMBS, Series 2015-HGLR Class A1A2, 3.087% due 3/5/2037	8,033,750	7,525,084
	Imperial Fund Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2021-NQM3 Class A1, 1.595% due 11/25/2056	16,056,213	12,698,823
[a,c]	Series 2021-NQM4 Class A1, 2.091% due 1/25/2057	21,310,103	17,050,951
[a,c]	Series 2022- NQM1 Class A1, 2.493% due 2/25/2067	36,801,051	31,394,381
[a,c]	Series 2022-NQM2 Class A1, 3.638% due 3/25/2067	22,211,843	19,761,199
[a,c]	Series 2022-NQM4 Class A1, 4.767% due 6/25/2067	27,236,885	25,556,319
	JPMorgan Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2014-IVR3 Class B4, 4.854% due 9/25/2044	1,940,616	1,873,491
[a,c]	Series 2018-3 Class B2, 3.711% due 9/25/2048	2,409,022	2,099,718
[a,c]	Series 2018-6 Class B2, 3.891% due 12/25/2048	984,775	849,032
[a,c]	Series 2019-5 Class B3, 4.457% due 11/25/2049	7,888,641	6,886,512
[a,c]	Series 2019-HYB1 Class B3, 4.737% due 10/25/2049	5,542,030	4,833,772
[a,c]	Series 2019-INV2 Class B3A, 3.731% due 2/25/2050	9,146,222	6,843,732
[a,c]	Series 2021-LTV2 Class A1, 2.52% due 5/25/2052	35,507,960	27,493,409
[a,c]	Series 2022- LTV1 Class A1, 3.25% due 7/25/2052	13,206,089	10,706,258
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 19

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
[a,c]	Series 2022-2 Class A6A, 2.50% due 8/25/2052	$ 31,444,022	$ 27,113,980
[a,c]	Series 2022-DSC1 Class A1, 4.75% due 1/25/2063	8,972,839	8,110,495
[a]	Merrill Lynch Mortgage Investors Trust, Whole Loan Securities Trust CMO, Series 2004-A4 Class M1, 4.765% due 8/25/2034	126,199	123,159
[a,c]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75% due 4/25/2058	1,144,616	1,090,650
	MFA Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2020-NQM3 Class A1, 1.014% due 1/26/2065	3,012,109	2,638,941
[a,c]	Series 2021-AEI1 Class A4, 2.50% due 8/25/2051	16,125,623	13,467,372
[a,c]	Series 2021-INV1 Class A1, 0.852% due 1/25/2056	3,816,593	3,395,475
[a,c]	Series 2021-INV2 Class A1, 1.906% due 11/25/2056	23,389,910	19,195,755
[a,c]	Series 2022-INV1 Class A3, 4.25% due 4/25/2066	4,995,000	3,839,856
[a,c]	Series 2022-NQM1 Class A3, 4.20% due 12/25/2066	13,129,000	10,433,909
[a,c]	MFRA Trust, Whole Loan Securities Trust CMO, Series 2022-CHM1 Class A1, 3.875% due 9/25/2056	18,853,710	17,372,828
[a,c]	Mill City Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2023-NQM1 Class A1, 6.05% due 10/25/2067	14,038,299	13,770,067
	Morgan Stanley Bank of America Merrill Lynch Trust, CMBS, Series 2015-C22 Class A4, 3.306% due 4/15/2048	1,100,000	1,046,767
	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2017-2A Class A3, 4.00% due 3/25/2057	2,896,431	2,665,199
[a,c]	Series 2017-3A Class A1, 4.00% due 4/25/2057	3,526,365	3,271,001
[a,c]	Series 2017-4A Class A1, 4.00% due 5/25/2057	3,799,214	3,457,243
[a,c]	Series 2017-5A Class A1, 6.934% (TSFR1M + 1.61%) due 6/25/2057	272,273	270,500
[a,c]	Series 2017-6A Class A1, 4.00% due 8/27/2057	1,680,908	1,556,299
[a,c]	Series 2018-1A Class A1A, 4.00% due 12/25/2057	2,054,261	1,907,672
[a,c]	Series 2018-2A Class A1, 4.50% due 2/25/2058	3,614,929	3,405,558
[a,c]	Series 2018-RPL1 Class A1, 3.50% due 12/25/2057	2,115,516	1,968,689
[a,c]	Series 2022-NQM3 Class A1, 3.90% due 4/25/2062	40,020,334	35,232,032
[c]	NYC Commercial Mortgage Trust, CMBS, Series 2021-909 Class A, 2.941% due 4/10/2043	4,900,000	3,447,130
[a,c]	OBX Trust, Whole Loan Securities Trust CMO, Series 2021-NQM2 Class A1, 1.101% due 5/25/2061	17,752,026	13,156,175
[c]	One Bryant Park Trust, CMBS, Series 2019-OBP Class A, 2.516% due 9/15/2054	7,655,652	6,098,367
[a,c]	Onslow Bay Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2021-NQM4 Class A1, 1.957% due 10/25/2061	45,783,511	35,415,255
	PRKCM Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2021-AFC1 Class A1, 1.51% due 8/25/2056	29,695,298	22,648,722
[a,c]	Series 2021-AFC2 Class A1, 2.071% due 11/25/2056	16,739,508	13,468,194
[a,c]	PRPM Trust, Whole Loan Securities Trust CMO, Series 2022-INV1 Class A1, 4.40% due 4/25/2067	32,063,042	29,817,180
	RAMP Trust, Whole Loan Securities Trust CMO, Series 2003-SL1 Class A31, 7.125% due 4/25/2031	284,533	284,533
[a,c]	Rate Mortgage Trust, Whole Loan Securities Trust CMO, Series 2022-J1 Class A9, 2.50% due 1/25/2052	50,125,199	40,880,654
[a,c]	RCKT Mortgage Trust, Whole Loan Securities Trust CMO, Series 2020-1 Class B3, 3.474% due 2/25/2050	3,077,484	2,533,703
	Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO,
[a]	Series 2017-1 Class HA, 3.00% due 1/25/2056	4,391,210	3,937,476
[a]	Series 2017-3 Class HA, 3.25% due 7/25/2056	7,647,905	6,886,096
[a]	Series 2017-4 Class HT, 3.25% due 6/25/2057	7,128,298	6,195,469
[a]	Series 2018-1 Class HA, 3.00% due 5/25/2057	4,649,364	4,159,376
[a]	Series 2018-2 Class HA, 3.00% due 11/25/2057	10,337,650	9,356,010
	Series 2018-3 Class HA, 3.00% due 8/25/2057	12,715,499	11,422,378
[a]	Series 2018-3 Class MA, 3.50% due 8/25/2057	8,228,248	7,579,347
	Series 2018-4 Class HA, 3.00% due 3/25/2058	10,723,294	9,600,159
	Series 2019-1 Class MA, 3.50% due 7/25/2058	20,872,799	19,097,883
	Series 2019-2 Class MA, 3.50% due 8/25/2058	22,142,612	20,163,856
	Series 2019-3 Class MA, 3.50% due 10/25/2058	10,368,048	9,500,103
	Series 2019-4 Class MA, 3.00% due 2/25/2059	17,121,509	15,296,613
	Series 2020-1 Class MA, 2.50% due 8/25/2059	2,838,303	2,505,234
	Series 2020-2 Class MA, 2.00% due 11/25/2059	21,428,427	18,514,099
	Series 2020-3 Class MA, 2.00% due 5/25/2060	12,136,420	10,446,239
	Series 2020-3 Class MT, 2.00% due 5/25/2060	3,737,914	2,839,906
	Seasoned Loans Structured Transaction Trust, Whole Loan Securities Trust CMO,
	Series 2019-2 Class A1C, 2.75% due 9/25/2029	15,354,047	13,885,181
	Series 2019-3 Class A1C, 2.75% due 11/25/2029	2,583,543	2,315,486
	Series 2020-2 Class A1C, 2.00% due 9/25/2030	22,632,805	19,706,481
	Series 2020-2 Class A1D, 1.75% due 9/25/2030	30,429,285	26,247,030
	Sequoia Mortgage Trust, Whole Loan Securities Trust CMO,
[a]	Series 2013-6 Class B4, 3.513% due 5/25/2043	716,584	463,708
[a]	Series 2013-7 Class B4, 3.507% due 6/25/2043	432,927	289,227
[a,c]	Series 2023-3 Class A1, 6.00% due 9/25/2053	4,343,583	4,221,095
	SG Residential Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2019-3 Class A1, 2.703% due 9/25/2059	345,988	335,399
20 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
[a,c]	Series 2019-3 Class A3, 3.082% due 9/25/2059	$ 601,244	$ 581,720
[a,c]	Series 2020-2 Class A1, 1.381% due 5/25/2065	9,276,073	8,019,738
[a,c]	Series 2020-2 Class A2, 1.587% due 5/25/2065	1,802,336	1,560,303
[a,c]	Series 2020-2 Class A3, 1.895% due 5/25/2065	615,337	537,596
[a,c]	Series 2021-2 Class A1, 1.737% due 12/25/2061	14,892,205	11,393,268
[a,c]	Shellpoint Asset Funding Trust, Whole Loan Securities Trust CMO, Series 2013-1 Class A1, 3.75% due 7/25/2043	884,399	802,080
[a,c]	Starwood Mortgage Residential Trust, Whole Loan Securities Trust CMO, Series 2021-5 Class A1, 1.92% due 9/25/2066	41,527,018	31,319,177
[a]	Structured Asset Securities Corp., Mortgage Pass-Through Certificates, Whole Loan Securities Trust CMO, Series 2003-9A Class 2A2, 6.01% due 3/25/2033	291,290	291,290
	Towd Point Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2016-5 Class A1, 2.50% due 10/25/2056	475,770	469,441
[a,c]	Series 2017-1 Class A1, 2.75% due 10/25/2056	190,563	188,435
[a,c]	Series 2018-1 Class A1, 3.00% due 1/25/2058	274,025	263,163
[a,c]	Series 2018-2 Class A1, 3.25% due 3/25/2058	12,100,109	11,558,728
[a,c]	Series 2018-6 Class A1A, 3.75% due 3/25/2058	7,396,757	7,156,769
[a,c]	TRK Trust, Whole Loan Securities Trust CMO, Series 2022-INV2 Class A1, 4.35% due 6/25/2057	24,127,103	22,167,941
	Verus Securitization Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2020-1 Class M1, 3.021% due 1/25/2060	5,000,000	4,163,169
[a,c]	Series 2021-R1 Class A1, 0.82% due 10/25/2063	5,846,672	5,186,968
[a,c]	Vista Point Securitization Trust, Whole Loan Securities Trust CMO, Series 2020-2 Class A1, 1.475% due 4/25/2065	4,314,519	3,848,395
[a,c]	WinWater Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2015-3 Class B4, 3.842% due 3/20/2045	1,053,184	930,370
	Total Mortgage Backed (Cost $1,734,050,588)		1,527,640,917
	Asset Backed Securities — 14.2%
	Auto Receivables — 2.1%
[c]	ACC Auto Trust, Series 2022-A Class A, 4.58% due 7/15/2026	4,166,229	4,125,366
[c]	ACC Trust, Series 2022-1 Class A, 1.19% due 9/20/2024	422,369	421,324
	ACM Auto Trust,
[c]	Series 2023-1A Class A, 6.61% due 1/22/2030	1,948,512	1,945,404
[c]	Series 2023-2A Class A, 7.97% due 6/20/2030	9,490,281	9,496,383
	American Credit Acceptance Receivables Trust,
[c]	Series 2020-2 Class C, 3.88% due 4/13/2026	1,450,014	1,447,186
[c]	Series 2020-2 Class D, 5.65% due 5/13/2026	4,250,000	4,246,219
	Arivo Acceptance Auto Loan Receivables Trust,
[c]	Series 2019-1 Class B, 3.37% due 6/15/2025	1,166,757	1,165,626
[c]	Series 2021-1A Class A, 1.19% due 1/15/2027	1,412,789	1,381,675
[c]	Avid Automobile Receivables Trust, Series 2023-1 Class A, 6.63% due 7/15/2026	5,079,071	5,084,952
	BOF URSA VI Funding Trust I,
[c]	Series 2023-CAR1 Class B, 6.029% due 10/27/2031	3,484,229	3,429,520
[c]	Series 2023-CAR2 Class B, 6.029% due 10/27/2031	9,175,597	9,031,560
[c]	BOF VII AL Funding Trust I, Series 2023-CAR3 Class A2, 6.291% due 7/26/2032	11,835,351	11,769,676
	Carvana Auto Receivables Trust,
[c]	Series 2023-N1 Class A, 6.36% due 4/12/2027	6,920,839	6,918,881
[c]	Series 2023-N3 Class A, 6.41% due 9/10/2027	4,637,000	4,636,154
[c]	Credito Real USA Auto Receivables Trust, Series 2021-1A Class A, 1.35% due 2/16/2027	864,727	857,485
[c]	DT Auto Owner Trust, Series 2019-4A Class D, 2.85% due 7/15/2025	2,855,611	2,831,728
[c]	Exeter Automobile Receivables Trust, Series 2019-3A Class D, 3.11% due 8/15/2025	540,218	534,632
	FHF Trust,
[c]	Series 2021-1A Class A, 1.27% due 3/15/2027	5,743,129	5,529,657
[c]	Series 2021-2A Class A, 0.83% due 12/15/2026	4,603,800	4,417,795
[c]	Series 2023-1A Class A2, 6.57% due 6/15/2028	4,950,823	4,915,891
[c]	Flagship Credit Auto Trust, Series 2019-2 Class D, 3.53% due 5/15/2025	2,342,332	2,317,979
	Lendbuzz Securitization Trust,
[c]	Series 2021-1A Class A, 1.46% due 6/15/2026	8,663,839	8,326,731
[c]	Series 2022-1A Class A, 4.22% due 5/17/2027	7,394,795	7,170,296
[c]	Series 2023-2A Class A2, 7.09% due 10/16/2028	4,800,000	4,794,007
[c]	Lobel Automobile Receivables Trust, Series 2023-1 Class A, 6.97% due 7/15/2026	4,792,615	4,791,067
[b,c]	Oscar U.S. Funding XII LLC, Series 2021-1A Class A3, 0.70% due 4/10/2025	7,103,340	7,020,747
[c]	Research-Driven Pagaya Motor Asset Trust, Series 2023-3A Class A, 7.13% due 1/26/2032	16,850,000	16,866,080
[c]	Tricolor Auto Securitization Trust, Series 2023-1A Class A, 6.48% due 8/17/2026	3,792,018	3,784,248
			139,258,269
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 21

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Credit Card — 1.2%
[c]	Avant Credit Card Master Trust, Series 2021-1A Class A, 1.37% due 4/15/2027	$ 11,900,000	$ 11,052,361
[c]	Continental Finance Credit Card ABS Master Trust, Series 2020-1A Class A, 2.24% due 12/15/2028	17,500,000	17,001,201
	Mercury Financial Credit Card Master Trust,
[c]	Series 2022-1A Class A, 2.50% due 9/21/2026	32,350,000	30,966,911
[c]	Series 2023-1A Class A, 8.04% due 9/20/2027	14,600,000	14,652,448
[c,d]	Mission Lane Credit Card Master Trust, Series 2023-B Class A, 7.79% due 11/15/2028	5,000,000	4,999,286
			78,672,207
	Other Asset Backed — 7.9%
[c]	Affirm Asset Securitization Trust, Series 2020-Z1 Class A, 3.46% due 10/15/2024	19,751	19,730
[c]	AFG ABS I LLC, Series 2023-1 Class A2, 6.30% due 9/16/2030	9,999,904	9,974,919
[c]	Amur Equipment Finance Receivables X LLC, Series 2022-1A Class A2, 1.64% due 10/20/2027	19,452,665	18,705,315
	Aqua Finance Trust,
[c]	Series 2020-AA Class A, 1.90% due 7/17/2046	15,237,224	13,797,858
[c]	Series 2020-AA Class C, 3.97% due 7/17/2046	6,300,000	5,411,037
[c]	Series 2021-A Class A, 1.54% due 7/17/2046	10,937,544	9,560,563
[a,b,c]	Arbor Realty Commercial Real Estate Notes Ltd., Series 2022-FL1 Class A, 6.763% (SOFR30A + 1.45%) due 1/15/2037	20,000,000	19,774,990
[c]	Bankers Healthcare Group Securitization Trust, Series 2020-A Class A, 2.56% due 9/17/2031	869,286	855,977
	BHG Securitization Trust,
[c]	Series 2021-B Class A, 0.90% due 10/17/2034	5,328,566	5,125,852
[c]	Series 2022-A Class A, 1.71% due 2/20/2035	16,827,817	16,115,743
[c]	BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A Class A, 2.94% due 5/25/2029	779,147	749,726
[b,c]	CFG Investments Ltd., Series 2023-1 Class A, 8.56% due 7/25/2034	5,000,000	5,107,005
[c]	CFMT Issuer Trust, Series 2021-GRN1 Class A, 1.10% due 3/20/2041	3,721,003	3,494,651
[c]	CP EF Asset Securitization I LLC, Series 2022-1A Class A, 5.96% due 4/15/2030	7,766,924	7,647,221
[c]	Dext ABS LLC, Series 2021-1 Class A, 1.12% due 2/15/2028	10,009,415	9,689,454
[c]	Diamond Infrastructure Funding LLC, Series 2021-1A Class A, 1.76% due 4/15/2049	36,000,000	30,768,203
[c]	Diamond Issuer, Series 2021-1A Class A, 2.305% due 11/20/2051	27,894,000	23,742,885
[c]	Diamond Resorts Owner Trust, Series 2019-1A Class A, 2.89% due 2/20/2032	3,319,884	3,156,948
[b,c]	ECAF I Ltd., Series 2015-1A Class A2, 4.947% due 6/15/2040	3,251,309	2,015,694
	Entergy New Orleans Storm Recovery Funding I LLC, Series 2015-1 Class A, 2.67% due 6/1/2027	1,928,983	1,900,496
[c]	ExteNet LLC, Series 2019-1A Class A2, 3.204% due 7/25/2049	9,855,000	9,472,530
	Federal National Mtg Assoc., Grantor Trust, Series 2017-T1 Class A, 2.898% due 6/25/2027	17,866,494	16,365,543
	Foundation Finance Trust,
[c]	Series 2019-1A Class A, 3.86% due 11/15/2034	2,313,081	2,275,858
[c]	Series 2020-1A Class A, 3.54% due 7/16/2040	3,988,866	3,838,313
[c]	Series 2020-1A Class B, 4.62% due 7/16/2040	3,000,000	2,797,510
[c]	Series 2021-1A Class A, 1.27% due 5/15/2041	13,549,745	11,875,571
[c]	Series 2021-2A Class A, 2.19% due 1/15/2042	10,055,956	8,946,998
	Goldman Home Improvement Trust Issuer Trust,
[c]	Series 2021-GRN2 Class A, 1.15% due 6/25/2051	10,580,851	9,726,462
[c]	Series 2022-GRN1 Class A, 4.50% due 6/25/2052	5,010,629	4,794,605
[c]	Goodgreen Trust, Series 2021-1A Class A, 2.66% due 10/15/2056	17,666,000	14,592,096
	GoodLeap Sustainable Home Solutions Trust,
[c]	Series 2021-3CS Class A, 2.10% due 5/20/2048	15,204,439	11,083,165
[c]	Series 2021-4GS Class A, 1.93% due 7/20/2048	10,064,356	7,208,776
[a,b,c]	Greystone Commercial Real Estate Notes Ltd., Series 2021-FL3 Class A, 6.467% (TSFR1M + 1.13%) due 7/15/2039	13,382,000	13,152,253
	HERO Funding Trust,
[c]	Series 2015-1A Class A, 3.84% due 9/21/2040	2,170,621	1,929,702
[c]	Series 2017-2A Class A1, 3.28% due 9/20/2048	444,315	374,229
	Hilton Grand Vacations Trust,
[c]	Series 2019-AA Class A, 2.34% due 7/25/2033	3,306,153	3,117,487
[c]	Series 2020-AA Class A, 2.74% due 2/25/2039	683,635	638,382
[c]	HIN Timeshare Trust, Series 2020-A Class A, 1.39% due 10/9/2039	3,240,213	2,904,218
[c]	InStar Leasing III LLC, Series 2021-1A Class A, 2.30% due 2/15/2054	8,769,319	7,351,356
	LendingPoint Asset Securitization Trust,
[c]	Series 2020-REV1 Class A, 2.731% due 10/15/2028	1,208,655	1,207,058
[c]	Series 2022-B Class A, 4.77% due 10/15/2029	3,362,366	3,328,333
	LendingPoint Pass-Through Trust,
[c]	Series 2022-ST1 Class A, 2.50% due 3/15/2028	2,209,057	2,127,668
[c]	Series 2022-ST3 Class A, 4.00% due 5/15/2028	4,554,790	4,419,850
[c]	LL ABS Trust, Series 2021-1A Class A, 1.07% due 5/15/2029	2,751,364	2,706,268
22 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
[c]	Loanpal Solar Loan Ltd., Series 2021-1GS Class A, 2.29% due 1/20/2048	$ 15,960,683	$ 12,016,235
[c]	Marlette Funding Trust, Series 2022-3A Class A, 5.18% due 11/15/2032	2,579,372	2,569,312
	Mosaic Solar Loan Trust,
[c]	2020-1A Class A, 2.10% due 4/20/2046	3,529,343	2,941,348
[c]	Series 2019-1A Class A, 4.37% due 12/21/2043	1,080,461	976,676
[c]	Oportun Funding LLC, Series 2022-1 Class A, 3.25% due 6/15/2029	3,769,739	3,749,611
[c]	Oportun Funding XIII LLC, Series 2019-A Class B, 3.87% due 8/8/2025	2,203,300	2,158,482
[c]	Oportun Funding XIV LLC, Series 2021-A Class A, 1.21% due 3/8/2028	3,756,522	3,589,959
[c]	Oportun Issuance Trust, Series 2022-A Class A, 5.05% due 6/9/2031	22,026,000	21,449,283
	Pagaya AI Debt Selection Trust,
[c]	Series 2021-3 Class A, 1.15% due 5/15/2029	1,471,677	1,466,575
[c]	Series 2021-HG1 Class A, 1.22% due 1/16/2029	4,412,437	4,251,513
	Pagaya AI Debt Trust,
[c]	Series 2022-1 Class A, 2.03% due 10/15/2029	13,671,636	13,387,492
[c]	Series 2022-2 Class A, 4.97% due 1/15/2030	6,254,313	6,183,415
[c]	Series 2023-1 Class A, 7.556% due 7/15/2030	5,368,262	5,388,450
[a,c]	Series 2023-5 Class AB, 7.277% due 4/15/2031	4,900,000	4,925,417
[c]	Pawnee Equipment Receivables LLC, Series 2021-1 Class A2, 1.10% due 7/15/2027	3,515,914	3,412,024
[c]	Post Road Equipment Finance, Series 2022-1A Class A1, 3.76% due 8/16/2027	4,388,023	4,355,406
[c]	Prosper Marketplace Issuance Trust, Series 2023-1A Class A, 7.06% due 7/16/2029	2,600,000	2,600,774
[c]	Reach Financial LLC, Series 2023-1A Class A, 7.05% due 2/18/2031	2,389,743	2,395,181
[c]	Retained Vantage Data Centers Issuer LLC, Series 2023-1A Class A2A, 5.00% due 9/15/2048	12,300,000	11,132,084
[a,c]	SBA Tower Trust, Series 2014-2A Class C, 3.869% due 10/15/2049	4,610,000	4,486,816
[c]	SCF Equipment Leasing LLC, Series 2019-2A Class C, 3.11% due 6/21/2027	3,000,000	2,892,582
[c]	Service Experts Issuer LLC, Series 2021-1A Class A, 2.67% due 2/2/2032	14,745,535	13,722,029
[c]	Sierra Timeshare Receivables Funding LLC, Series 2019-1A Class A, 3.20% due 1/20/2036	560,392	549,043
[c]	SpringCastle America Funding LLC, Series 2020-AA Class A, 1.97% due 9/25/2037	22,691,403	20,812,062
[c]	SPS Servicer Advance Receivables Trust, Series 2020-T2 Class A, 1.83% due 11/15/2055	6,000,000	5,405,149
[c]	Stack Infrastructure Issuer LLC, Series 2021-1A Class A2, 1.877% due 3/26/2046	7,500,000	6,645,236
	Upstart Pass-Through Trust,
[c]	Series 2020-ST2 Class A, 3.50% due 3/20/2028	231,688	228,598
[c]	Series 2020-ST3 Class A, 3.35% due 4/20/2028	1,122,968	1,110,057
[c]	Series 2021-ST4 Class A, 2.00% due 7/20/2027	1,377,001	1,298,860
[c]	Series 2021-ST5 Class A, 2.00% due 7/20/2027	1,783,281	1,687,706
[c]	Series 2021-ST6 Class A, 1.85% due 8/20/2027	2,237,772	2,098,553
[c]	Series 2021-ST8 Class A, 1.75% due 10/20/2029	3,097,334	3,011,698
	Upstart Securitization Trust,
[c]	Series 2021-4 Class A, 0.84% due 9/20/2031	911,931	903,459
[c]	Series 2023-1 Class A, 6.59% due 2/20/2033	2,637,070	2,622,341
	Upstart Structured Pass-Through Trust,
[c]	Series 2022-1A Class A, 3.40% due 4/15/2030	21,589,672	21,052,303
[c]	Series 2022-4A Class A, 7.01% due 11/15/2030	4,737,341	4,728,888
			536,053,115
	Student Loan — 3.0%
	College Avenue Student Loans LLC,
[a,c]	Series 2021-A Class A1, 6.534% (TSFR1M + 1.21%) due 7/25/2051	8,065,636	7,917,058
[c]	Series 2021-A Class A2, 1.60% due 7/25/2051	1,865,195	1,583,370
[a,c]	Series 2021-C Class A1, 6.334% (TSFR1M + 1.01%) due 7/26/2055	13,181,920	12,741,292
	Commonbond Student Loan Trust,
[c]	Series 18-CGS Class A1, 3.87% due 2/25/2046	1,597,287	1,513,091
[c]	Series 2020-1 Class A, 1.69% due 10/25/2051	11,381,496	9,620,772
[c]	Series 2021-AGS Class A, 1.20% due 3/25/2052	9,045,698	7,389,672
[c]	Series 2021-BGS Class A, 1.17% due 9/25/2051	10,432,366	8,458,602
[c]	Navient Private Education Loan Trust, Series 2017-A Class A2A, 2.88% due 12/16/2058	338,191	336,276
	Navient Private Education Refi Loan Trust,
[a,c]	Series 2019-D Class A2B, 6.497% (TSFR1M + 1.16%) due 12/15/2059	7,865,340	7,780,909
[c]	Series 2021-A Class A, 0.84% due 5/15/2069	2,967,305	2,553,960
[c]	Series 2022-BA Class A, 4.16% due 10/15/2070	20,873,116	19,488,710
	Navient Student Loan Trust,
[a]	Series 2014-1 Class A3, 5.939% (SOFR30A + 0.62%) due 6/25/2031	4,305,501	4,177,581
[a,c]	Series 2019-BA Class A2B, 6.427% (TSFR1M + 1.09%) due 12/15/2059	1,185,790	1,173,960
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 23

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Nelnet Student Loan Trust,
[a,c]	Series 2013-1A Class A, 6.029% (SOFR30A + 0.71%) due 6/25/2041	$ 2,596,432	$ 2,517,415
[a,c]	Series 2015-2A Class A2, 6.029% (SOFR30A + 0.71%) due 9/25/2042	19,790,925	19,036,867
[a,c]	Series 2015-3A Class A2, 6.029% (SOFR30A + 0.71%) due 2/27/2051	1,141,673	1,132,885
[a,c]	Series 2021-CA Class AFL, 6.179% (TSFR1M + 0.85%) due 4/20/2062	11,061,176	10,871,262
[a,c]	Series 2021-DA Class AFL, 6.129% (TSFR1M + 0.80%) due 4/20/2062	16,018,820	15,679,235
[a,c]	Pennsylvania Higher Education Assistance Agency, Student Loan Trust, Series 2012-1A Class A1, 5.979% (SOFR30A + 0.66%) due 5/25/2057	616,390	603,656
[a,b,c]	Prodigy Finance DAC, Series 2021-1A Class A, 6.684% (TSFR1M + 1.36%) due 7/25/2051	1,992,472	1,980,451
	SLM Student Loan Trust,
[a]	Series 2011-2 Class A2, 6.629% (SOFR30A + 1.31%) due 10/25/2034	8,268,673	8,295,742
[a]	Series 2013-6 Class A3, 6.079% (SOFR30A + 0.76%) due 6/26/2028	22,978,971	22,429,174
	SMB Private Education Loan Trust,
[a,c]	Series 2017-B Class A2B, 6.197% (TSFR1M + 0.86%) due 10/15/2035	718,185	712,418
[a,c]	Series 2021-D Class A1B, 6.047% (TSFR1M + 0.71%) due 3/17/2053	6,584,893	6,434,992
[a,c]	Series 2021-E Class A1B, 6.077% (TSFR1M + 0.74%) due 2/15/2051	19,984,498	19,564,591
[a,c]	Towd Point Asset Trust, Series 2021-SL1 Class A2, 6.139% (TSFR1M + 0.81%) due 11/20/2061	5,454,202	5,403,645
			199,397,586
	Total Asset Backed Securities (Cost $1,012,720,876)		953,381,177
	Corporate Bonds — 44.5%
	Automobiles & Components — 0.9%
	Automobile Components — 0.1%
[b]	Aptiv plc/Aptiv Corp., 2.396% due 2/18/2025	5,434,000	5,168,929
	Automobiles — 0.7%
[a,c]	Daimler Truck Finance North America LLC, 6.094% (SOFR + 0.75%) due 12/13/2024	10,414,000	10,396,296
	Hyundai Capital America,
[c]	0.875% due 6/14/2024	8,710,000	8,394,872
[c]	1.00% due 9/17/2024	8,872,000	8,452,621
[c]	1.80% due 10/15/2025 - 1/10/2028	9,765,000	8,622,934
[c]	2.375% due 10/15/2027	3,500,000	3,032,505
[c]	3.00% due 2/10/2027	2,105,000	1,905,236
[b,c]	Hyundai Capital Services, Inc., 1.25% due 2/8/2026	2,970,000	2,661,268
[b,c]	Kia Corp., 2.375% due 2/14/2025	4,800,000	4,573,872
	Trading Companies & Distributors — 0.1%
[c]	LKQ Corp., 6.25% due 6/15/2033	5,840,000	5,648,740
			58,857,273
	Banks — 1.4%
	Banks — 1.4%
[a,b,c]	DNB Bank ASA, 5.896% (SOFRINDX + 1.95%) due 10/9/2026	7,500,000	7,471,350
	FNB Corp., 5.15% due 8/25/2025	5,748,000	5,552,855
	KeyBank NA, 5.00% due 1/26/2033	12,100,000	10,186,627
[a,b,c]	NBK SPC Ltd., 1.625% (SOFR + 1.05%) due 9/15/2027	13,033,000	11,546,717
[a]	PNC Financial Services Group, Inc., 5.068% (SOFR + 1.93%) due 1/24/2034	2,374,000	2,151,105
	Santander Holdings USA, Inc.,
	3.244% due 10/5/2026	6,823,000	6,178,704
	3.45% due 6/2/2025	4,453,000	4,227,723
	4.40% due 7/13/2027	4,940,000	4,583,233
	Sumitomo Mitsui Trust Bank Ltd.,
[b,c]	0.85% due 3/25/2024	1,550,000	1,512,583
[b,c]	5.65% due 3/9/2026	3,800,000	3,783,584
	Synchrony Bank, 5.40% due 8/22/2025	7,250,000	6,974,355
	U.S. Bancorp,
[a]	4.653% (SOFR + 1.23%) due 2/1/2029	7,881,000	7,371,020
[a]	5.775% (SOFR + 2.02%) due 6/12/2029	7,380,000	7,187,456
	Wells Fargo & Co.,
[a]	3.908% (SOFR + 1.32%) due 4/25/2026	8,792,000	8,469,158
[a]	4.808% (SOFR + 1.98%) due 7/25/2028	3,448,000	3,289,530
[a]	5.574% (SOFR + 1.74%) due 7/25/2029	4,450,000	4,340,886
			94,826,886
24 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Capital Goods — 0.5%
	Aerospace & Defense — 0.1%
	Boeing Co., 2.196% due 2/4/2026	$ 6,256,000	$ 5,747,199
	Industrial Conglomerates — 0.0%
	Trane Technologies Co. LLC, 6.391% due 11/15/2027	3,000,000	3,031,770
	Machinery — 0.4%
	Flowserve Corp., 3.50% due 10/1/2030	5,914,000	4,924,824
[b]	nVent Finance Sarl, 4.55% due 4/15/2028	7,023,000	6,575,495
	Regal Rexnord Corp.,
[c]	6.05% due 2/15/2026	4,906,000	4,843,105
[c]	6.30% due 2/15/2030	5,891,000	5,708,733
	Westinghouse Air Brake Technologies Corp., 4.15% due 3/15/2024	3,853,000	3,815,433
			34,646,559
	Commercial & Professional Services — 0.3%
	Commercial Services & Supplies — 0.3%
	Avery Dennison Corp., 5.75% due 3/15/2033	5,724,000	5,595,954
	Equifax, Inc.,
	2.35% due 9/15/2031	9,240,000	7,013,807
	5.10% due 6/1/2028	4,590,000	4,422,511
	Quanta Services, Inc., 0.95% due 10/1/2024	5,296,000	5,010,281
			22,042,553
	Commercial Services — 0.2%
	Commercial Services & Supplies — 0.2%
[b,c]	Element Fleet Management Corp., 6.271% due 6/26/2026	11,400,000	11,352,006
			11,352,006
	Consumer Discretionary Distribution & Retail — 0.2%
	Specialty Retail — 0.2%
	Advance Auto Parts, Inc.,
	1.75% due 10/1/2027	4,763,000	3,866,603
	3.90% due 4/15/2030	6,584,000	5,344,365
	Tractor Supply Co., 5.25% due 5/15/2033	1,265,000	1,191,061
			10,402,029
	Consumer Durables & Apparel — 0.0%
	Household Durables — 0.0%
[b,c]	Panasonic Holdings Corp., 2.679% due 7/19/2024	2,000,000	1,947,080
			1,947,080
	Consumer Services — 0.1%
	Hotels, Restaurants & Leisure — 0.1%
	Warnermedia Holdings, Inc., 6.412% due 3/15/2026	10,000,000	9,998,900
			9,998,900
	Energy — 1.8%
	Energy Equipment & Services — 0.0%
[b,c,e,f]	Schahin II Finance Co. SPV Ltd., 5.875% due 9/25/2023	3,997,362	35,537
	Oil, Gas & Consumable Fuels — 1.8%
[c]	Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp., 4.15% due 8/15/2026	9,092,000	8,624,853
[c]	El Paso Natural Gas Co. LLC, 3.50% due 2/15/2032	4,068,000	3,308,138
[c]	Florida Gas Transmission Co. LLC, 2.30% due 10/1/2031	10,778,000	8,201,519
	Galaxy Pipeline Assets Bidco Ltd.,
[b,c]	1.75% due 9/30/2027	30,294,383	27,974,439
[b,c]	2.16% due 3/31/2034	8,906,484	7,434,509
[b,c,e,f]	Gazprom PJSC via Gaz Finance plc, 3.50% due 7/14/2031	32,475,000	19,566,512
[c]	Gray Oak Pipeline LLC, 3.45% due 10/15/2027	12,955,000	11,481,110
	Kinder Morgan, Inc., 5.20% due 6/1/2033	7,878,000	7,285,496
[c]	Midwest Connector Capital Co. LLC, 4.625% due 4/1/2029	16,535,000	15,089,180
[b,c]	TMS Issuer Sarl, 5.78% due 8/23/2032	10,700,000	10,703,745
			119,705,038
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 25

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Equity Real Estate Investment Trusts (REITs) — 2.0%
	Diversified REITs — 2.0%
	American Tower Corp.,
	1.45% due 9/15/2026	$ 4,969,000	$ 4,382,310
	1.50% due 1/31/2028	1,793,000	1,485,339
	2.40% due 3/15/2025	12,850,000	12,180,258
	3.65% due 3/15/2027	6,380,000	5,915,536
	Crown Castle, Inc.,
	1.05% due 7/15/2026	2,722,000	2,387,983
	5.00% due 1/11/2028	7,301,000	7,041,158
	Digital Realty Trust LP, 4.45% due 7/15/2028	4,880,000	4,566,070
	Extra Space Storage LP,
	3.90% due 4/1/2029	4,920,000	4,412,600
	5.70% due 4/1/2028	3,245,000	3,202,685
	Realty Income Corp., 5.05% due 1/13/2026	6,146,000	6,060,325
	SBA Tower Trust,
[c]	1.631% due 5/15/2051	26,000,000	22,486,680
[c]	1.84% due 4/15/2027	8,140,000	6,973,516
[c]	2.836% due 1/15/2050	12,661,000	12,118,358
[c]	6.599% due 1/15/2028	7,950,000	7,970,779
	Service Properties Trust,
	4.35% due 10/1/2024	10,161,000	9,749,784
	4.65% due 3/15/2024	4,233,000	4,166,500
	5.25% due 2/15/2026	4,020,000	3,662,823
	Sun Communities Operating LP, 2.30% due 11/1/2028	13,878,000	11,510,968
	Vornado Realty LP,
	2.15% due 6/1/2026	7,000,000	5,945,310
	3.40% due 6/1/2031	2,916,000	2,102,990
			138,321,972
	Financial Services — 8.0%
	Capital Markets — 1.9%
	Blackstone Private Credit Fund, 2.625% due 12/15/2026	2,313,000	1,989,851
	Blue Owl Capital Corp., 2.625% due 1/15/2027	1,835,000	1,576,375
	Blue Owl Capital Corp. III, 3.125% due 4/13/2027	16,243,000	13,884,029
	Blue Owl Credit Income Corp.,
	3.125% due 9/23/2026	19,056,000	16,745,650
	4.70% due 2/8/2027	4,870,000	4,421,911
	Blue Owl Technology Finance Corp.,
	2.50% due 1/15/2027	10,556,000	8,862,923
[c]	3.75% due 6/17/2026	12,276,000	10,869,539
[c]	4.75% due 12/15/2025	17,883,000	16,544,279
	Hercules Capital, Inc.,
	2.625% due 9/16/2026	14,120,000	12,266,609
	3.375% due 1/20/2027	7,458,000	6,515,458
[b,c]	LSEGA Financing plc, 1.375% due 4/6/2026	9,720,000	8,681,418
	Main Street Capital Corp., 3.00% due 7/14/2026	8,163,000	7,211,765
	Nasdaq, Inc., 5.55% due 2/15/2034	4,632,000	4,418,882
	Sixth Street Specialty Lending, Inc., 3.875% due 11/1/2024	14,960,000	14,510,452
	Financial Services — 5.7%
	Antares Holdings LP,
[c]	2.75% due 1/15/2027	7,360,000	6,223,616
[c]	3.75% due 7/15/2027	8,520,000	7,305,900
[c]	3.95% due 7/15/2026	14,391,000	12,950,893
[b]	Banco Santander SA, 5.147% due 8/18/2025	10,000,000	9,780,600
	Bank of America Corp.,
[a]	0.976% (SOFR + 0.69%) due 4/22/2025	9,525,000	9,227,820
[a]	1.197% (SOFR + 1.01%) due 10/24/2026	3,035,000	2,741,728
[a]	1.734% (SOFR + 0.96%) due 7/22/2027	3,632,000	3,218,497
[a]	3.841% (SOFR + 1.11%) due 4/25/2025	7,305,000	7,201,342
[a]	4.948% (SOFR + 2.04%) due 7/22/2028	6,007,000	5,771,105
	BNP Paribas SA,
[a,b,c]	1.323% (SOFR + 1.00%) due 1/13/2027	7,000,000	6,268,080
26 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
[a,b,c]	2.159% (SOFR + 1.22%) due 9/15/2029	$ 3,650,000	$ 3,007,673
[a,b,c]	2.219% (SOFR + 2.07%) due 6/9/2026	4,800,000	4,477,200
[a]	Charles Schwab Corp., 6.394% (SOFRINDX + 1.05%) due 3/3/2027	29,648,000	29,274,139
	Citigroup, Inc.,
[a]	1.462% (SOFR + 0.77%) due 6/9/2027	7,328,000	6,475,387
[a]	3.07% (SOFR + 1.28%) due 2/24/2028	9,000	8,163
[a]	3.106% (SOFR + 2.84%) due 4/8/2026	4,265,000	4,071,668
	3.40% due 5/1/2026	2,425,000	2,278,263
[a]	4.412% (SOFR + 3.91%) due 3/31/2031	7,315,000	6,563,164
[a]	6.01% (SOFR + 0.67%) due 5/1/2025	5,753,000	5,737,064
	Deutsche Bank AG,
[b]	0.898% due 5/28/2024	10,952,000	10,569,556
[a,b]	2.552% (SOFR + 1.32%) due 1/7/2028	4,940,000	4,312,175
	Goldman Sachs Group, Inc.,
[a]	1.757% (SOFR + 0.73%) due 1/24/2025	3,991,000	3,927,344
[a]	5.789% (SOFR + 0.50%) due 7/16/2024	14,450,000	13,799,461
[a]	5.844% (SOFR + 0.50%) due 9/10/2024	6,506,000	6,493,899
[a]	6.021% (SOFR + 0.70%) due 1/24/2025	6,322,000	6,307,396
[a]	6.164% (SOFR + 0.82%) due 9/10/2027	10,881,000	10,682,313
	HSBC Holdings plc,
[a,b]	1.589% (SOFR + 1.29%) due 5/24/2027	6,100,000	5,377,272
[a,b]	1.645% (SOFR + 1.54%) due 4/18/2026	3,025,000	2,810,407
[a,b]	2.013% (SOFR + 1.73%) due 9/22/2028	9,550,000	8,102,888
[a,b]	2.099% (SOFR + 1.93%) due 6/4/2026	6,800,000	6,328,760
[a,b]	2.206% (SOFR + 1.29%) due 8/17/2029	3,500,000	2,886,415
[a,b]	2.251% (SOFR + 1.10%) due 11/22/2027	3,430,000	3,026,049
[a,b]	4.18% (SOFR + 1.51%) due 12/9/2025	5,400,000	5,252,310
[a,b]	5.21% (SOFR + 2.61%) due 8/11/2028	2,330,000	2,242,322
[a,b]	5.923% (SOFR + 0.58%) due 11/22/2024	1,585,000	1,582,020
	JPMorgan Chase & Co.,
[a]	1.04% (TSFR3M + 0.70%) due 2/4/2027	4,690,000	4,171,802
[a]	1.045% (SOFR + 0.80%) due 11/19/2026	5,982,000	5,376,263
[a]	3.54% (TSFR3M + 1.64%) due 5/1/2028	3,040,000	2,794,702
[a]	6.263% (SOFR + 0.92%) due 2/24/2026	10,418,000	10,423,105
[a,b]	Lloyds Banking Group plc, 3.87% (H15T1Y + 3.50%) due 7/9/2025	3,500,000	3,431,295
	Mitsubishi UFJ Financial Group, Inc.,
[a,b]	0.953% (H15T1Y + 0.55%) due 7/19/2025	14,075,000	13,492,013
[a,b]	1.538% (H15T1Y + 0.75%) due 7/20/2027	4,800,000	4,250,640
[a,b]	1.64% (H15T1Y + 0.67%) due 10/13/2027	3,750,000	3,304,275
[a,b]	2.309% (H15T1Y + 0.95%) due 7/20/2032	2,750,000	2,105,895
[a,b]	4.788% (H15T1Y + 1.70%) due 7/18/2025	4,550,000	4,496,264
[a,b]	5.017% (H15T1Y + 1.95%) due 7/20/2028	1,250,000	1,207,813
[a,b]	5.354% (H15T1Y + 1.90%) due 9/13/2028	5,000,000	4,888,050
	Morgan Stanley,
[a]	0.791% (SOFR + 0.51%) due 1/22/2025	11,785,000	11,553,071
[a]	1.164% (SOFR + 0.56%) due 10/21/2025	9,635,000	9,095,151
[a,b]	NatWest Group plc, 1.642% (H15T1Y + 0.90%) due 6/14/2027	3,000,000	2,647,740
	Societe Generale SA,
[a,b,c]	1.792% (H15T1Y + 1.00%) due 6/9/2027	4,933,000	4,345,825
[b,c]	2.625% due 1/22/2025	4,000,000	3,803,040
[b,c]	3.875% due 3/28/2024	8,000,000	7,899,280
[a,b,c]	6.368% (SOFR + 1.05%) due 1/21/2026	6,400,000	6,358,080
	Sumitomo Mitsui Financial Group, Inc.,
[b]	1.402% due 9/17/2026	11,650,000	10,248,621
[b]	5.852% due 7/13/2030	5,000,000	4,920,200
[a,b,c]	UBS AG, 5.791% (SOFR + 0.45%) due 8/9/2024	2,800,000	2,794,512
	UBS Group AG,
[a,b,c]	1.494% (H15T1Y + 0.85%) due 8/10/2027	7,121,000	6,208,230
[a,b,c]	4.49% (H15T1Y + 1.60%) due 8/5/2025	9,800,000	9,630,166
[a,b,c]	4.751% (H15T1Y + 1.75%) due 5/12/2028	7,800,000	7,364,292
	Western Union Co., 2.85% due 1/10/2025	7,256,000	6,943,557
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 27

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Insurance — 0.4%
[c]	Five Corners Funding Trust III, 5.791% due 2/15/2033	$ 5,900,000	$ 5,791,322
[c]	Global Atlantic Fin Co., 4.40% due 10/15/2029	27,285,000	22,567,151
			536,894,385
	Food, Beverage & Tobacco — 0.9%
	Beverages — 0.6%
[b,c]	Becle SAB de CV, 2.50% due 10/14/2031	28,038,000	21,406,452
	Constellation Brands, Inc., 5.00% due 2/2/2026	2,750,000	2,700,995
	Huntington Ingalls Industries, Inc., 2.043% due 8/16/2028	17,717,000	14,855,705
	Food Products — 0.1%
[a]	General Mills, Inc., 6.58% (TSFR3M + 1.27%) due 10/17/2023	2,475,000	2,475,693
	Ingredion, Inc., 2.90% due 6/1/2030	6,225,000	5,194,700
	Tobacco — 0.2%
	BAT Capital Corp.,
	2.726% due 3/25/2031	2,950,000	2,270,644
	3.557% due 8/15/2027	1,538,000	1,404,671
	6.343% due 8/2/2030	2,879,000	2,835,470
	BAT International Finance plc,
[b]	1.668% due 3/25/2026	4,764,000	4,289,934
[b]	4.448% due 3/16/2028	3,000,000	2,793,300
			60,227,564
	Health Care Equipment & Services — 0.9%
	Health Care Equipment & Supplies — 0.2%
[b,c]	Olympus Corp., 2.143% due 12/8/2026	14,061,000	12,530,179
	Health Care Providers & Services — 0.7%
	Centene Corp., 3.00% due 10/15/2030	9,314,000	7,510,996
[c]	Highmark, Inc., 1.45% due 5/10/2026	20,542,000	18,281,147
	Humana, Inc., 5.70% due 3/13/2026	11,996,000	11,943,098
[c]	IQVIA, Inc., 5.70% due 5/15/2028	4,800,000	4,663,536
	Laboratory Corp. of America Holdings, 1.55% due 6/1/2026	8,355,000	7,474,383
			62,403,339
	Household & Personal Products — 0.1%
	Household Products — 0.1%
[b,c]	Kimberly-Clark de Mexico SAB de CV, 3.80% due 4/8/2024	3,900,000	3,843,450
			3,843,450
	Industrials — 0.3%
	Aerospace & Defense — 0.0%
	Teledyne Technologies, Inc., 2.25% due 4/1/2028	3,027,000	2,604,612
	Transportation Infrastructure — 0.3%
	Penske Truck Leasing Co. LP/PTL Finance Corp.,
[c]	5.55% due 5/1/2028	9,819,000	9,507,050
[c]	5.75% due 5/24/2026	2,480,000	2,443,296
[c]	6.05% due 8/1/2028	3,053,000	3,015,357
[c]	6.20% due 6/15/2030	2,400,000	2,364,552
			19,934,867
	Insurance — 8.4%
	Insurance — 8.4%
[c]	American National Group LLC, 6.144% due 6/13/2032	25,662,000	23,215,385
	Arthur J Gallagher & Co., 5.50% due 3/2/2033	4,712,000	4,515,792
[b,c]	Ascot Group Ltd., 4.25% due 12/15/2030	12,308,000	9,080,965
[c]	Belrose Funding Trust, 2.33% due 8/15/2030	9,685,000	7,256,680
	Brighthouse Financial Global Funding,
[c]	1.55% due 5/24/2026	7,538,000	6,674,371
[c]	2.00% due 6/28/2028	10,733,000	8,863,419
[a,c]	6.053% (SOFR + 0.76%) due 4/12/2024	7,247,000	7,205,620
	Brighthouse Financial, Inc., 5.625% due 5/15/2030	10,707,000	10,006,334
28 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	CNO Global Funding,
[c]	1.65% due 1/6/2025	$ 5,359,000	$ 5,022,776
[c]	1.75% due 10/7/2026	9,414,000	8,272,741
[b,c]	DaVinciRe Holdings Ltd., 4.75% due 5/1/2025	11,510,000	11,149,507
	Enstar Group Ltd.,
[b]	3.10% due 9/1/2031	10,106,000	7,608,201
[b]	4.95% due 6/1/2029	16,116,000	14,863,303
	Equitable Financial Life Global Funding,
[c]	1.00% due 1/9/2026	8,665,000	7,700,239
[c]	1.40% due 7/7/2025 - 8/27/2027	16,048,000	14,386,072
[c]	1.80% due 3/8/2028	6,800,000	5,691,192
	F&G Global Funding,
[c]	1.75% due 6/30/2026	16,912,000	14,890,847
[c]	2.00% due 9/20/2028	18,124,000	14,737,168
[c]	2.30% due 4/11/2027	11,752,000	10,232,466
	Fairfax Financial Holdings Ltd.,
[b]	3.375% due 3/3/2031	5,261,000	4,272,248
[b]	4.625% due 4/29/2030	9,447,000	8,475,093
[b]	5.625% due 8/16/2032	15,746,000	14,698,261
[b,c]	Fidelis Insurance Holdings Ltd., 4.875% due 6/30/2030	17,531,000	13,691,360
	Fidelity National Financial, Inc., 3.40% due 6/15/2030	14,931,000	12,657,009
	First American Financial Corp.,
	2.40% due 8/15/2031	2,261,000	1,676,283
	4.00% due 5/15/2030	4,316,000	3,657,508
	GA Global Funding Trust,
[c]	1.625% due 1/15/2026	1,940,000	1,730,907
[c]	2.25% due 1/6/2027	9,479,000	8,306,827
[c]	3.85% due 4/11/2025	11,960,000	11,492,603
[a,c]	5.844% (SOFR + 0.50%) due 9/13/2024	6,888,000	6,784,956
	Globe Life, Inc., 4.80% due 6/15/2032	3,410,000	3,122,332
[c]	Guardian Life Global Funding, 5.55% due 10/28/2027	9,750,000	9,760,627
	Horace Mann Educators Corp.,
	4.50% due 12/1/2025	6,533,000	6,188,254
	7.25% due 9/15/2028	4,920,000	4,917,196
	Jackson National Life Global Funding,
[c]	3.25% due 1/30/2024	5,000,000	4,950,700
[c]	5.25% due 4/12/2028	8,153,000	7,580,578
[c]	5.50% due 1/9/2026	12,660,000	12,354,261
	Mercury General Corp., 4.40% due 3/15/2027	2,901,000	2,701,701
	Metropolitan Life Global Funding I,
[c]	3.30% due 3/21/2029	4,000,000	3,547,880
[a,c]	5.599% (SOFR + 0.32%) due 1/7/2024	14,683,000	14,679,036
[a,c]	Nationwide Mutual Insurance Co., 7.961% (SOFR + 2.64%) due 12/15/2024	16,096,000	16,113,545
	New York Life Global Funding,
[c]	4.55% due 1/28/2033	4,892,000	4,472,707
[a,c]	5.824% (SOFR + 0.48%) due 6/9/2026	22,760,000	22,513,054
	Pacific Life Global Funding II,
[a,c]	5.964% (SOFR + 0.62%) due 6/4/2026	13,475,000	13,268,024
[a,c]	6.145% (SOFRINDX + 0.80%) due 3/30/2025	653,000	653,039
[c]	Protective Life Corp., 3.40% due 1/15/2030	16,787,000	14,067,674
	Protective Life Global Funding,
[c]	1.618% due 4/15/2026	14,716,000	13,165,081
[c]	3.218% due 3/28/2025	4,000,000	3,827,400
	Reinsurance Group of America, Inc., 6.00% due 9/15/2033	12,295,000	11,859,757
	Reliance Standard Life Global Funding II,
[c]	1.512% due 9/28/2026	10,762,000	9,336,035
[c]	2.75% due 5/7/2025	13,490,000	12,671,831
[c]	5.243% due 2/2/2026	3,922,000	3,810,262
[c]	RGA Global Funding, 2.70% due 1/18/2029	11,803,000	10,014,609
[c]	Sammons Financial Group, Inc., 4.45% due 5/12/2027	7,950,000	7,276,635
[c]	Security Benefit Global Funding, 1.25% due 5/17/2024	37,488,000	36,136,932
	Stewart Information Services Corp., 3.60% due 11/15/2031	22,401,000	16,433,374
	Willis North America, Inc.,
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 29

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	4.65% due 6/15/2027	$ 14,331,000	$ 13,719,353
	5.35% due 5/15/2033	9,835,000	9,173,301
			567,131,311
	Materials — 1.4%
	Chemicals — 0.2%
[b,c]	LG Chem Ltd., 4.375% due 7/14/2025	5,000,000	4,859,850
[b,c]	OCP SA, 5.625% due 4/25/2024	8,555,000	8,502,473
[b,e,f]	Phosagro OAO Via Phosagro Bond Funding DAC, 3.05% due 1/23/2025	2,525,000	2,129,812
	Construction Materials — 0.0%
	Vulcan Materials Co., 5.80% due 3/1/2026	1,095,000	1,090,620
	Containers & Packaging — 0.7%
	Amcor Finance USA, Inc., 5.625% due 5/26/2033	6,132,000	5,883,899
[b,c]	CCL Industries, Inc., 3.05% due 6/1/2030	9,810,000	8,116,402
[c]	Graphic Packaging International LLC, 1.512% due 4/15/2026	6,873,000	6,068,996
[c]	Silgan Holdings, Inc., 1.40% due 4/1/2026	14,004,000	12,430,791
	Sonoco Products Co., 1.80% due 2/1/2025	11,725,000	11,063,475
	Metals & Mining — 0.5%
[b]	AngloGold Ashanti Holdings plc, 3.375% due 11/1/2028	23,500,000	19,824,600
[b,c,e,f]	Metalloinvest Finance DAC, 3.375% due 10/22/2028	12,700,000	6,902,704
[b,c]	Newcrest Finance Pty Ltd., 3.25% due 5/13/2030	2,961,000	2,511,076
[b,c]	POSCO, 5.625% due 1/17/2026	4,700,000	4,677,628
			94,062,326
	Pharmaceuticals, Biotechnology & Life Sciences — 0.7%
	Biotechnology — 0.4%
	Amgen, Inc.,
	5.25% due 3/2/2033	4,699,000	4,490,646
	5.507% due 3/2/2026	7,240,000	7,186,641
	Bio-Rad Laboratories, Inc., 3.30% due 3/15/2027	5,320,000	4,905,306
	Illumina, Inc., 5.80% due 12/12/2025	5,600,000	5,561,976
[b]	Royalty Pharma plc, 1.75% due 9/2/2027	7,532,000	6,423,064
	Pharmaceuticals — 0.3%
[c]	Bayer U.S. Finance II LLC, 4.25% due 12/15/2025	2,500,000	2,406,375
	Cigna Group, 5.685% due 3/15/2026	11,172,000	11,111,560
	Viatris, Inc., 2.30% due 6/22/2027	4,935,000	4,236,056
			46,321,624
	Semiconductors & Semiconductor Equipment — 2.0%
	Semiconductors & Semiconductor Equipment — 2.0%
[b]	Broadcom Corp./Broadcom Cayman Finance Ltd., 3.50% due 1/15/2028	12,245,000	11,122,746
	Broadcom, Inc.,
[c]	3.187% due 11/15/2036	6,583,000	4,721,064
[c]	4.00% due 4/15/2029	2,060,000	1,856,699
	4.15% due 11/15/2030	2,980,000	2,639,952
	4.75% due 4/15/2029	3,575,000	3,368,687
	Microchip Technology, Inc.,
	0.972% due 2/15/2024	15,694,000	15,408,369
	4.25% due 9/1/2025	10,634,000	10,291,054
	Micron Technology, Inc.,
	5.327% due 2/6/2029	7,690,000	7,387,629
	6.75% due 11/1/2029	9,900,000	10,064,142
	Qorvo, Inc.,
[c]	1.75% due 12/15/2024	9,528,000	8,974,423
[c]	3.375% due 4/1/2031	14,210,000	11,262,846
	4.375% due 10/15/2029	930,000	817,963
[b,c]	Renesas Electronics Corp., 1.543% due 11/26/2024	19,196,000	18,094,917
	SK Hynix, Inc.,
[b,c]	1.00% due 1/19/2024	6,800,000	6,692,424
[b,c]	1.50% due 1/19/2026	10,200,000	9,162,762
[b,c]	2.375% due 1/19/2031	6,588,000	4,959,578
[b,c]	6.25% due 1/17/2026	3,000,000	2,997,450
	Skyworks Solutions, Inc., 1.80% due 6/1/2026	3,574,000	3,179,359
30 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
			133,002,064
	Software & Services — 2.4%
	Information Technology Services — 1.4%
	Block Financial LLC, 2.50% due 7/15/2028	$ 10,392,000	$ 8,825,718
	Booz Allen Hamilton, Inc., 5.95% due 8/4/2033	3,880,000	3,771,244
	DXC Technology Co., 2.375% due 9/15/2028	26,644,000	21,661,572
[b]	Genpact Luxembourg Sarl, 3.375% due 12/1/2024	4,350,000	4,178,610
[b]	Genpact Luxembourg Sarl/Genpact USA, Inc., 1.75% due 4/10/2026	5,335,000	4,800,219
	Global Payments, Inc.,
	1.50% due 11/15/2024	5,624,000	5,338,582
	2.15% due 1/15/2027	3,516,000	3,098,756
	Kyndryl Holdings, Inc.,
	2.05% due 10/15/2026	10,562,000	9,204,889
	2.70% due 10/15/2028	22,750,000	18,691,627
	Leidos, Inc., 2.30% due 2/15/2031	8,489,000	6,513,525
[c]	Wipro IT Services LLC, 1.50% due 6/23/2026	10,647,000	9,514,266
	Internet Software & Services — 0.3%
	Prosus NV,
[b,c]	3.061% due 7/13/2031	7,816,000	5,808,148
[b,c]	3.257% due 1/19/2027	6,400,000	5,671,744
[b,c]	4.193% due 1/19/2032	13,254,000	10,564,896
	Software — 0.7%
	Fidelity National Information Services, Inc.,
	1.15% due 3/1/2026	1,611,000	1,442,312
	4.70% due 7/15/2027	7,167,000	6,937,154
[c]	Infor, Inc., 1.75% due 7/15/2025	12,382,000	11,394,288
[c]	MSCI, Inc., 3.625% due 9/1/2030	10,700,000	8,964,246
[b,c]	Open Text Corp., 6.90% due 12/1/2027	9,723,000	9,741,863
	VMware, Inc., 4.50% due 5/15/2025	4,543,000	4,435,603
			160,559,262
	Technology Hardware & Equipment — 2.0%
	Communications Equipment — 0.4%
	Motorola Solutions, Inc.,
	2.30% due 11/15/2030	1,582,000	1,225,591
	5.60% due 6/1/2032	24,026,000	22,944,590
	Electronic Equipment, Instruments & Components — 1.0%
	Arrow Electronics, Inc., 6.125% due 3/1/2026	7,556,000	7,516,709
	Avnet, Inc., 6.25% due 3/15/2028	9,844,000	9,802,163
[b]	Flex Ltd., 4.875% due 5/12/2030	2,507,000	2,331,761
	TD SYNNEX Corp., 1.75% due 8/9/2026	28,691,000	25,190,411
	Trimble, Inc., 4.75% due 12/1/2024	17,000,000	16,708,280
	Vontier Corp.,
	1.80% due 4/1/2026	5,272,000	4,723,026
	2.40% due 4/1/2028	5,266,000	4,372,465
	Office Electronics — 0.2%
	CDW LLC/CDW Finance Corp., 3.25% due 2/15/2029	16,381,000	13,979,873
	Technology Hardware, Storage & Peripherals — 0.4%
	Dell International LLC/EMC Corp., 4.90% due 10/1/2026	6,976,000	6,808,297
	Lenovo Group Ltd.,
[b,c]	5.831% due 1/27/2028	10,065,000	9,876,684
[b]	5.875% due 4/24/2025	10,600,000	10,565,974
			136,045,824
	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.8%
	AT&T, Inc.,
	2.55% due 12/1/2033	1,016,000	745,765
	5.539% due 2/20/2026	31,242,000	31,016,745
	NBN Co. Ltd.,
[b,c]	1.45% due 5/5/2026	20,000,000	17,967,600
[b,c,d]	5.75% due 10/6/2028	5,000,000	5,021,200
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 31

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Wireless Telecommunication Services — 0.1%
	T-Mobile USA, Inc.,
	2.25% due 2/15/2026	$ 4,275,000	$ 3,937,745
	2.625% due 4/15/2026	4,847,000	4,481,633
			63,170,688
	Transportation — 0.2%
	Air Freight & Logistics — 0.2%
	Ryder System, Inc., 5.65% due 3/1/2028	4,959,000	4,904,054
[c]	TTX Co., 4.15% due 1/15/2024	6,000,000	5,964,780
	Diversified Consumer Services — 0.0%
	University of Chicago, Series 12-B, 3.065% due 10/1/2024	183,000	175,988
			11,044,822
	Utilities — 8.9%
	Electric Utilities — 7.5%
	AEP Texas, Inc.,
	5.40% due 6/1/2033	4,350,000	4,144,201
	Series I, 2.10% due 7/1/2030	12,187,000	9,614,934
[c]	Alexander Funding Trust, 1.841% due 11/15/2023	38,072,000	37,810,065
	Allegion U.S. Holding Co., Inc., 5.411% due 7/1/2032	10,832,000	10,165,074
[c]	Alliant Energy Finance LLC, 1.40% due 3/15/2026	5,240,000	4,642,692
	Ameren Corp., 3.50% due 1/15/2031	5,200,000	4,461,964
	American Electric Power Co., Inc.,
	2.031% due 3/15/2024	3,898,000	3,822,808
	2.30% due 3/1/2030	14,211,000	11,404,754
	Series M, 0.75% due 11/1/2023	9,667,000	9,620,598
	Appalachian Power Co.,
	3.40% due 6/1/2025	3,000,000	2,876,640
	Series BB, 4.50% due 8/1/2032	6,337,000	5,675,037
	Avangrid, Inc.,
	3.15% due 12/1/2024	8,870,000	8,546,866
	3.20% due 4/15/2025	9,395,000	8,983,969
	Black Hills Corp.,
	1.037% due 8/23/2024	22,410,000	21,418,357
	2.50% due 6/15/2030	5,490,000	4,385,522
	5.95% due 3/15/2028	1,484,000	1,483,955
	6.15% due 5/15/2034	3,340,000	3,249,954
[c]	Caledonia Generating LLC, 1.95% due 2/28/2034	18,035,561	14,768,834
[a]	CenterPoint Energy, Inc., 5.991% (SOFRINDX + 0.65%) due 5/13/2024	2,289,000	2,288,474
	Comision Federal de Electricidad,
[b,c]	3.348% due 2/9/2031	8,740,000	6,842,284
[b,c]	4.688% due 5/15/2029	6,125,000	5,509,744
[b]	5.00% due 9/29/2036	17,791,200	15,148,317
	Consolidated Edison, Inc., Series A, 0.65% due 12/1/2023	12,309,000	12,205,727
	Dominion Energy, Inc.,
	5.375% due 11/15/2032	15,885,000	15,166,680
	Series B, 3.60% due 3/15/2027	17,076,000	15,910,905
	DTE Energy Co., 4.875% due 6/1/2028	8,813,000	8,509,304
	Duke Energy Corp., 4.50% due 8/15/2032	10,750,000	9,666,507
	Enel Finance International NV,
[b,c]	1.375% due 7/12/2026	12,250,000	10,824,590
[b,c]	1.875% due 7/12/2028	19,235,000	15,971,975
[b,c]	2.25% due 7/12/2031	5,957,000	4,508,198
[b,c]	5.00% due 6/15/2032	3,073,000	2,791,575
[b,c]	7.50% due 10/14/2032	4,000,000	4,268,760
	Entergy Louisiana LLC, 0.62% due 11/17/2023	3,963,000	3,938,865
	Entergy Mississippi LLC, 3.25% due 12/1/2027	4,727,000	4,213,033
	Entergy Texas, Inc.,
	1.50% due 9/1/2026	8,640,000	7,525,354
	3.45% due 12/1/2027	9,000,000	8,168,850
	Evergy Metro, Inc., 4.95% due 4/15/2033	4,663,000	4,372,775
[c]	Evergy Missouri West, Inc., 5.15% due 12/15/2027	9,711,000	9,477,159
32 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Georgia Power Co., 4.70% due 5/15/2032	$ 14,681,000	$ 13,596,074
	ITC Holdings Corp.,
[c]	2.95% due 5/14/2030	14,800,000	12,258,692
[c]	4.95% due 9/22/2027	12,703,000	12,359,130
[c]	5.40% due 6/1/2033	5,000,000	4,747,400
[c]	Jersey Central Power & Light Co., 4.30% due 1/15/2026	5,914,000	5,693,763
	Kentucky Utilities Co., Series KENT, 5.45% due 4/15/2033	4,920,000	4,806,840
[c]	Liberty Utilities Finance GP 1, 2.05% due 9/15/2030	15,653,000	12,043,888
	Louisville Gas & Electric Co., Series LOU, 5.45% due 4/15/2033	4,771,000	4,670,332
[c]	Metropolitan Edison Co., 5.20% due 4/1/2028	1,475,000	1,436,797
[c]	Midland Cogeneration Venture LP, 6.00% due 3/15/2025	420,677	415,250
[a]	Mississippi Power Co., Series A, 5.645% (SOFR + 0.30%) due 6/28/2024	6,780,000	6,746,507
	NextEra Energy Capital Holdings, Inc.,
	5.749% due 9/1/2025	7,416,000	7,394,049
	6.051% due 3/1/2025	4,701,000	4,708,381
	Northern States Power Co., 3.30% due 6/15/2024	2,500,000	2,455,350
	Pacific Gas & Electric Co., 3.25% due 2/16/2024	20,160,000	19,923,523
[c]	Pennsylvania Electric Co., 5.15% due 3/30/2026	980,000	961,713
	Public Service Co. of Oklahoma, Series J, 2.20% due 8/15/2031	2,405,000	1,859,907
	Puget Energy, Inc.,
	2.379% due 6/15/2028	8,825,000	7,541,315
	4.10% due 6/15/2030	4,742,000	4,126,773
[c]	Vistra Operations Co. LLC, 4.875% due 5/13/2024	25,918,000	25,624,867
	WEC Energy Group, Inc., 2.20% due 12/15/2028	11,412,000	9,680,343
	Xcel Energy, Inc., 5.45% due 8/15/2033	7,262,000	6,934,992
	Gas Utilities — 1.4%
[c]	Brooklyn Union Gas Co., 4.632% due 8/5/2027	9,700,000	9,185,803
[c]	KeySpan Gas East Corp., 5.994% due 3/6/2033	14,757,000	14,204,793
	Northwest Natural Gas Co., 5.75% due 3/15/2033	7,311,000	6,990,266
	Piedmont Natural Gas Co., Inc., 5.40% due 6/15/2033	4,945,000	4,717,036
	Southern Co. Gas Capital Corp., 5.15% due 9/15/2032	12,206,000	11,501,470
	Southwest Gas Corp.,
	2.20% due 6/15/2030	5,120,000	4,017,613
	4.05% due 3/15/2032	13,150,000	11,369,095
	5.45% due 3/23/2028	3,462,000	3,407,300
	5.80% due 12/1/2027	4,828,000	4,819,551
[a]	Spire Missouri, Inc., 5.844% (SOFR + 0.50%) due 12/2/2024	24,347,000	24,289,541
			598,873,654
	Total Corporate Bonds (Cost $3,265,109,495)		2,995,615,476
	Long-Term Municipal Bonds — 0.2%
	Canadian County Educational Facilities Authority (Mustang Public Schools Project) ISD, Series B, 5.50% due 9/1/2031	5,035,000	4,933,555
	Los Angeles Community College District GO, 1.806% due 8/1/2030	12,115,000	9,870,296
	New Jersey Transportation Trust Fund Authority, ETM, Series B, 2.631% due 6/15/2024	860,000	842,020
	Total Long-Term Municipal Bonds (Cost $16,763,470)		15,645,871
	Preferred Stock — 0.4%
	Financial Services — 0.4%
	Capital Markets — 0.4%
[a,g]	Gabelli Dividend & Income Trust, Series J, 1.70% due 3/26/2028	1,162	26,471,813
			26,471,813
	Total Preferred Stock (Cost $29,019,196)		26,471,813
	Short-Term Investments — 1.8%
[h]	Thornburg Capital Management Fund	12,275,167	122,751,672
	Total Short-Term Investments (Cost $122,751,672)		122,751,672
	Total Investments — 99.4% (Cost $7,278,913,986)		$6,695,508,026
	Other Assets Less Liabilities — 0.6%		38,652,418
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 33

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2023
Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
Net Assets — 100.0%		$6,734,160,444

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2023.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2023, the aggregate value of these securities in the Fund’s portfolio was $3,149,924,787, representing 46.78% of the Fund’s net assets.
d	When-issued security.
e	Bond in default.
f	Non-income producing.
g	Security currently fair valued by the Valuation and Pricing Committee.
h	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ABS	Asset Backed Securities
CMBS	Commercial Mortgage-Backed Securities
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Rate
DAC	Designated Activity Company
ETM	Escrowed to Maturity
GO	General Obligation
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
ISD	Independent School District
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SOFR30A	Secured Overnight Financing Rate 30-Day Average
SOFRINDX	Secured Overnight Financing Rate Index
SPV	Special Purpose Vehicle
TSFR1M	Term SOFR 1 Month
TSFR3M	Term SOFR 3 Month
UMBS	Uniform Mortgage Backed Securities
34 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Ultra Short Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 17.4%
	United States Treasury Bill,
	5.335% due 11/16/2023	$6,000,000	$ 5,960,288
	5.535% due 3/28/2024	5,000,000	4,868,577
	5.543% due 2/15/2024	6,000,000	5,879,838
	United States Treasury Notes,
	0.125% due 12/15/2023	3,000,000	2,968,125
	0.50% due 11/30/2023	3,000,000	2,976,094
	1.625% due 10/31/2023	2,000,000	1,994,219
	1.75% due 6/30/2024	3,000,000	2,917,969
	2.00% due 5/31/2024	2,750,000	2,687,480
	2.125% due 7/31/2024	3,000,000	2,917,852
	2.25% due 1/31/2024 - 4/30/2024	5,980,000	5,895,308
	4.25% due 5/31/2025	3,000,000	2,955,117
	5.00% due 8/31/2025	2,000,000	1,995,781
	United States Treasury Notes Inflationary Index, 0.625% due 1/15/2024	1,899,558	1,881,401
	Total U.S. Treasury Securities (Cost $45,936,331)		45,898,049
	U.S. Government Agencies — 0.0%
[a,b]	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States), 5.92% (TSFR3M + 0.61%) due 4/15/2025	17,500	16,822
	Small Business Administration Participation Certificates,
	Series 2005-20K Class 1, 5.36% due 11/1/2025	4,001	3,892
	Series 2009-20E Class 1, 4.43% due 5/1/2029	14,664	13,988
	Total U.S. Government Agencies (Cost $36,266)		34,702
	Mortgage Backed — 1.6%
	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2019-1 Class A1, 3.805% due 1/25/2049	20,278	18,771
[a,c]	Series 2019-3 Class A1, 2.962% due 10/25/2048	19,110	17,109
[c]	BRAVO Residential Funding Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1C, 3.50% due 3/25/2058	7,280	7,127
[a,c]	COLT Mortgage Pass-Through Certificates, Whole Loan Securities Trust CMO, Series 2021-1R Class A1, 0.857% due 5/25/2065	245,111	202,818
[a,c]	CSMC Trust, CMBS, Series 2021-BPNY Class A, 9.162% (TSFR1M + 3.83%) due 8/15/2026	300,000	258,157
[a,c]	CSMC Trust, Whole Loan Securities Trust CMO, Series 2020-NQM1 Class A1, 1.208% due 5/25/2065	94,516	82,411
	Federal National Mtg Assoc., UMBS Collateral, Pool MA3557, 4.00% due 1/1/2029	28,134	26,717
[a,c]	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-1 Class 2A2, 3.00% due 3/25/2047	11,512	10,153
	GCAT Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2021-CM1 Class A, 1.469% due 4/25/2065	222,976	201,145
[a,c]	Series 2021-CM2 Class A1, 2.352% due 8/25/2066	140,061	124,721
[c]	Houston Galleria Mall Trust, CMBS, Series 2015-HGLR Class A1A2, 3.087% due 3/5/2037	750,000	702,513
[a,c]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75% due 4/25/2058	65,407	62,323
[a,c]	MFRA Trust, Whole Loan Securities Trust CMO, Series 2022-CHM1 Class A1, 3.875% due 9/25/2056	527,131	485,727
[a,c]	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2017-5A Class A1, 6.934% (TSFR1M + 1.61%) due 6/25/2057	14,330	14,237
[a,c]	Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2020-2 Class A1, 1.654% due 5/25/2060	272,983	263,505
	Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO,
[a]	Series 2017-3 Class HA, 3.25% due 7/25/2056	27,493	24,755
[a]	Series 2018-1 Class HA, 3.00% due 5/25/2057	19,494	17,440
[a]	Series 2018-2 Class HA, 3.00% due 11/25/2057	73,840	66,829
[a,c]	SG Residential Mortgage Trust, Whole Loan Securities Trust CMO, Series 2019-3 Class A1, 2.703% due 9/25/2059	624,494	605,380
	Towd Point Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2016-5 Class A1, 2.50% due 10/25/2056	3,193	3,150
[a,c]	Series 2018-2 Class A1, 3.25% due 3/25/2058	21,930	20,949
[a,c]	Series 2018-6 Class A1A, 3.75% due 3/25/2058	777,880	752,642
[a,c]	Verus Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-INV3 Class A1B, 3.192% due 11/25/2059	241,880	231,870
	Total Mortgage Backed (Cost $4,444,348)		4,200,449
	Asset Backed Securities — 25.3%
	Auto Receivables — 12.6%
[c]	ACC Auto Trust, Series 2022-A Class A, 4.58% due 7/15/2026	169,762	168,097
[c]	ACC Trust, Series 2022-1 Class A, 1.19% due 9/20/2024	28,257	28,187
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 35

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	ACM Auto Trust,
[c]	Series 2023-1A Class A, 6.61% due 1/22/2030	$ 531,412	$ 530,565
[c]	Series 2023-2A Class A, 7.97% due 6/20/2030	747,584	748,064
	American Credit Acceptance Receivables Trust,
[c]	Series 2019-4 Class D, 2.97% due 12/12/2025	147,700	147,514
[c]	Series 2022-3 Class A, 4.12% due 2/13/2026	76,195	76,109
	Arivo Acceptance Auto Loan Receivables Trust,
[c]	Series 2021-1A Class A, 1.19% due 1/15/2027	376,706	368,410
[c]	Series 2022-1A Class A, 3.93% due 5/15/2028	978,255	956,850
	BOF URSA VI Funding Trust I,
[c]	Series 2023-CAR1 Class B, 6.029% due 10/27/2031	253,328	249,350
[c]	Series 2023-CAR2 Class B, 6.029% due 10/27/2031	718,847	707,563
[c]	BOF VII AL Funding Trust I, Series 2023-CAR3 Class A2, 6.291% due 7/26/2032	1,122,899	1,116,668
	Capital One Prime Auto Receivables Trust, Series 2022-1 Class A2, 2.71% due 6/16/2025	308,988	306,748
	CarMax Auto Owner Trust,
	Series 2020-4 Class A3, 0.50% due 8/15/2025	620,250	609,470
	Series 2021-1 Class A3, 0.34% due 12/15/2025	542,686	528,740
	Series 2021-3 Class A3, 0.55% due 6/15/2026	1,583,319	1,520,154
	Carvana Auto Receivables Trust,
[c]	Series 2019-1A Class E, 5.64% due 1/15/2026	444,993	444,136
	Series 2021-N3 Class A1, 0.35% due 6/12/2028	170,138	168,462
	Series 2021-N4 Class A1, 0.83% due 9/11/2028	187,210	184,122
[c]	Series 2022-N1 Class A1, 2.31% due 12/11/2028	431,232	423,089
[c]	Series 2023-N1 Class A, 6.36% due 4/12/2027	592,157	591,990
[c]	Series 2023-N3 Class A, 6.41% due 9/10/2027	725,000	724,868
[c]	CPS Auto Receivables Trust, Series 2023-A Class A, 5.54% due 3/16/2026	1,098,060	1,095,138
[c]	Credito Real USA Auto Receivables Trust, Series 2021-1A Class A, 1.35% due 2/16/2027	33,330	33,051
	Drive Auto Receivables Trust, Series 2021-3 Class B, 1.11% due 5/15/2026	264,229	262,685
	DT Auto Owner Trust,
[c]	Series 2022-1A Class A, 1.58% due 4/15/2026	316,343	314,833
[c]	Series 2022-2A Class A, 2.88% due 6/15/2026	499,270	495,734
[c]	Enterprise Fleet Financing LLC, Series 2022-2 Class A2, 4.65% due 5/21/2029	1,310,937	1,291,416
	Exeter Automobile Receivables Trust,
[c]	Series 2019-3A Class D, 3.11% due 8/15/2025	400,442	396,301
[c]	Series 2019-4A Class D, 2.58% due 9/15/2025	537,184	528,802
	Series 2021-1A Class C, 0.74% due 1/15/2026	185,938	184,649
	FHF Trust,
[c]	Series 2021-1A Class A, 1.27% due 3/15/2027	28,918	27,843
[c]	Series 2021-2A Class A, 0.83% due 12/15/2026	59,290	56,895
[c]	Series 2022-2A Class A, 6.14% due 12/15/2027	934,375	923,953
[c]	First Investors Auto Owner Trust, Series 2021-2A Class A, 0.48% due 3/15/2027	941,349	917,753
	Flagship Credit Auto Trust,
[c]	Series 2021-1 Class B, 0.68% due 2/16/2027	357,205	355,235
[c]	Series 2022-1 Class A, 1.79% due 10/15/2026	808,332	790,252
	GLS Auto Receivables Issuer Trust,
[c]	Series 2021-2A Class C, 1.08% due 6/15/2026	612,484	598,963
[c]	Series 2022-2A Class A2, 3.55% due 1/15/2026	267,430	265,647
	Honda Auto Receivables Owner Trust, Series 2020-3 Class A3, 0.37% due 10/18/2024	89,125	88,374
	Hyundai Auto Receivables Trust, Series 2020-A Class A4, 1.72% due 6/15/2026	2,100,000	2,071,099
	Lendbuzz Securitization Trust,
[c]	Series 2021-1A Class A, 1.46% due 6/15/2026	143,669	138,078
[c]	Series 2022-1A Class A, 4.22% due 5/17/2027	621,411	602,546
[c]	Series 2023-2A Class A1, 5.835% due 5/15/2024	286,477	286,434
[c]	Lobel Automobile Receivables Trust, Series 2023-1 Class A, 6.97% due 7/15/2026	1,369,214	1,368,772
[c]	OneMain Direct Auto Receivables Trust, Series 2021-1A Class A, 0.87% due 7/14/2028	1,050,000	1,001,372
[b,c]	Oscar U.S. Funding XIV LLC, Series 2022-1A Class A2, 1.60% due 3/10/2025	710,152	705,671
[b,c]	Oscar U.S. Funding XV LLC, Series 2023-1A Class A2, 6.07% due 9/10/2026	1,320,000	1,316,510
[c]	Research-Driven Pagaya Motor Asset Trust, Series 2023-3A Class A, 7.13% due 1/26/2032	1,300,000	1,301,241
[c]	Santander Consumer Auto Receivables Trust, Series 2020-AA Class C, 3.71% due 2/17/2026	444,231	443,357
	Santander Drive Auto Receivables Trust,
	Series 2020-4 Class D, 1.48% due 1/15/2027	698,497	679,992
	Series 2021-3 Class C, 0.95% due 9/15/2027	677,141	666,987
	Series 2022-3 Class A3, 3.40% due 12/15/2026	557,199	551,577
36 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	Toyota Auto Receivables Owner Trust, Series 2020-D Class A3, 0.35% due 1/15/2025	$ 143,921	$ 143,178
[c]	United Auto Credit Securitization Trust, Series 2022-2 Class A, 4.39% due 4/10/2025	143,827	143,689
[c]	Veros Auto Receivables Trust, Series 2022-1 Class A, 3.47% due 12/15/2025	1,283,279	1,272,437
	World Omni Auto Receivables Trust,
	Series 2020-B Class A3, 0.63% due 5/15/2025	316,679	314,420
	Series 2020-C Class A3, 0.48% due 11/17/2025	763,968	750,276
	Series 2022-A Class A2, 1.15% due 4/15/2025	110,401	110,224
			33,094,540
	Credit Card — 0.5%
[c]	Mercury Financial Credit Card Master Trust, Series 2023-1A Class A, 8.04% due 9/20/2027	700,000	702,515
[c,d]	Mission Lane Credit Card Master Trust, Series 2023-B Class A, 7.79% due 11/15/2028	500,000	499,928
			1,202,443
	Other Asset Backed — 10.7%
[c]	ACHV ABS Trust, Series 2023-1PL Class A, 6.42% due 3/18/2030	151,940	151,900
	Affirm Asset Securitization Trust,
[c]	Series 2020-Z1 Class A, 3.46% due 10/15/2024	12,826	12,812
[c]	Series 2020-Z2 Class A, 1.90% due 1/15/2025	8,226	8,168
[c]	Series 2021-Z2 Class A, 1.17% due 11/16/2026	341,005	330,563
[c]	AFG ABS I LLC, Series 2023-1 Class A1, 5.462% due 2/15/2024	517,812	517,510
	Aqua Finance Trust,
[c]	Series 2017-A Class A, 3.72% due 11/15/2035	175,026	174,434
[c]	Series 2020-AA Class A, 1.90% due 7/17/2046	841,253	761,785
[c]	Bankers Healthcare Group Securitization Trust, Series 2020-A Class A, 2.56% due 9/17/2031	15,805	15,563
[c]	BHG Securitization Trust, Series 2021-B Class A, 0.90% due 10/17/2034	67,450	64,884
[c]	BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A Class A, 2.94% due 5/25/2029	37,740	36,315
[c]	CCG Receivables Trust, Series 2022-1 Class A2, 3.91% due 7/16/2029	551,004	540,376
[c]	CFMT Issuer Trust, Series 2021-GRN1 Class A, 1.10% due 3/20/2041	1,026,483	964,042
[c]	Crossroads Asset Trust, Series 2022-A Class A, 6.35% due 4/21/2031	1,242,543	1,241,018
	Dell Equipment Finance Trust,
[c]	Series 2021-2 Class A3, 0.53% due 12/22/2026	853,196	841,852
[c]	Series 2022-1 Class A2, 2.11% due 8/23/2027	41,498	41,416
[c]	Dext ABS LLC, Series 2021-1 Class A, 1.12% due 2/15/2028	953,278	922,805
[c]	Diamond Resorts Owner Trust, Series 2019-1A Class A, 2.89% due 2/20/2032	28,497	27,098
	Foundation Finance Trust,
[c]	Series 2017-1A Class B, 4.14% due 7/15/2033	412,873	408,680
[c]	Series 2019-1A Class A, 3.86% due 11/15/2034	391,970	385,663
[c]	Series 2020-1A Class A, 3.54% due 7/16/2040	211,911	203,912
[a,b,c]	Greystone Commercial Real Estate Notes Ltd., Series 2021-FL3 Class A, 6.467% (TSFR1M + 1.13%) due 7/15/2039	100,000	98,283
[c]	Hilton Grand Vacations Trust, Series 2019-AA Class A, 2.34% due 7/25/2033	38,148	35,971
[c]	Kubota Credit Owner Trust, Series 2021-1A Class A3, 0.62% due 8/15/2025	445,314	433,103
	LendingPoint Asset Securitization Trust,
[c]	Series 2020-REV1 Class A, 2.731% due 10/15/2028	3,608	3,603
[c]	Series 2022-B Class A, 4.77% due 10/15/2029	74,990	74,230
[c]	Series 2022-C Class A, 6.56% due 2/15/2030	439,911	439,417
	LendingPoint Pass-Through Trust,
[c]	Series 2022-ST1 Class A, 2.50% due 3/15/2028	167,810	161,628
[c]	Series 2022-ST2 Class A, 3.25% due 4/15/2028	159,238	153,786
[c]	Series 2022-ST3 Class A, 4.00% due 5/15/2028	204,511	198,452
[c]	LL ABS Trust, Series 2021-1A Class A, 1.07% due 5/15/2029	142,759	140,420
[c]	LP LMS Asset Securitization Trust, Series 2021-2A Class A, 1.75% due 1/15/2029	34,977	34,455
	Mariner Finance Issuance Trust,
[c]	Series 2019-AA Class A, 2.96% due 7/20/2032	23,579	23,526
[c]	Series 2019-AA Class B, 3.51% due 7/20/2032	490,000	485,028
	Marlette Funding Trust,
[c]	Series 2019-4A Class C, 3.76% due 12/17/2029	268,980	266,617
[c]	Series 2021-2A Class B, 1.06% due 9/15/2031	538,704	534,817
[c]	Series 2022-3A Class A, 5.18% due 11/15/2032	184,241	183,522
[c]	Series 2023-2A Class A, 6.04% due 6/15/2033	882,784	881,147
[c]	Mosaic Solar Loan Trust, Series 2018-1A Class C, Zero coupon due 6/22/2043	127,889	119,286
[c]	NMEF Funding LLC, Series 2022-A Class A2, 2.58% due 10/16/2028	1,142,083	1,119,571
[c]	Oportun Funding LLC, Series 2022-1 Class A, 3.25% due 6/15/2029	100,573	100,036
[c]	Oportun Funding XIII LLC, Series 2019-A Class B, 3.87% due 8/8/2025	851,943	834,613
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 37

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
[c]	Oportun Funding XIV LLC, Series 2021-A Class A, 1.21% due 3/8/2028	$ 971,514	$ 928,438
	Pagaya AI Debt Selection Trust,
[c]	Series 2021-1 Class B, 2.13% due 11/15/2027	425,436	420,577
[c]	Series 2021-3 Class A, 1.15% due 5/15/2029	27,299	27,205
[c]	Series 2021-HG1 Class A, 1.22% due 1/16/2029	794,239	765,272
	Pagaya AI Debt Trust,
[c]	Series 2022-1 Class A, 2.03% due 10/15/2029	545,043	533,715
[c]	Series 2023-1 Class A, 7.556% due 7/15/2030	370,225	371,617
[c]	Pawnee Equipment Receivables LLC, Series 2021-1 Class A2, 1.10% due 7/15/2027	1,965,189	1,907,121
[c]	Post Road Equipment Finance, Series 2022-1A Class A1, 3.76% due 8/16/2027	62,340	61,876
	Prosper Marketplace Issuance Trust,
[c]	Series 2019-4A Class C, 4.95% due 2/17/2026	64,595	64,550
[c]	Series 2023-1A Class A, 7.06% due 7/16/2029	1,500,000	1,500,446
	PSNH Funding LLC 3, Series 2018-1 Class A1, 3.094% due 2/1/2026	4,548	4,502
[c]	Reach Financial LLC, Series 2023-1A Class A, 7.05% due 2/18/2031	1,417,644	1,420,870
[a,c]	SBA Tower Trust, Series 2014-2A Class C, 3.869% due 10/15/2049	548,000	533,357
[c]	SoFi Consumer Loan Program Trust, Series 2021-1 Class A, 0.49% due 9/25/2030	50,417	50,093
[c]	SpringCastle America Funding LLC, Series 2020-AA Class A, 1.97% due 9/25/2037	291,255	267,133
[c]	SPS Servicer Advance Receivables Trust, Series 2020-T2 Class A, 1.83% due 11/15/2055	660,000	594,566
[c]	Theorem Funding Trust, Series 2022-3A Class A, 7.60% due 4/15/2029	578,513	578,444
	Upstart Pass-Through Trust,
[c]	Series 2020-ST1 Class A, 3.75% due 2/20/2028	28,957	28,733
[c]	Series 2020-ST2 Class A, 3.50% due 3/20/2028	50,415	49,743
[c]	Series 2020-ST3 Class A, 3.35% due 4/20/2028	19,278	19,057
[c]	Series 2020-ST6 Class A, 3.00% due 1/20/2027	686,180	672,474
[c]	Series 2021-ST4 Class A, 2.00% due 7/20/2027	296,129	279,325
[c]	Series 2021-ST8 Class A, 1.75% due 10/20/2029	236,650	230,107
	Upstart Securitization Trust,
[c]	Series 2020-2 Class A, 2.309% due 11/20/2030	207,668	203,840
[c]	Series 2020-3 Class C, 6.25% due 11/20/2030	883,998	874,153
[c]	Series 2021-4 Class A, 0.84% due 9/20/2031	140,670	139,363
[c]	Series 2023-1 Class A, 6.59% due 2/20/2033	187,248	186,202
[c]	Verdant Receivables LLC, Series 2023-1A Class A1, 5.822% due 8/12/2024	1,506,823	1,506,245
	Verizon Owner Trust, Series 2020-B Class A, 0.47% due 2/20/2025	21,822	21,765
			28,213,096
	Student Loan — 1.5%
	Laurel Road Prime Student Loan Trust,
[c]	Series 2017-C Class A2B, 2.81% due 11/25/2042	309,238	306,409
[c]	Series 2019-A Class A2FX, 2.73% due 10/25/2048	269,534	262,000
[a]	National Collegiate Student Loan Trust, Series 2006-4 Class A4, 5.744% (SOFR + 0.31%) due 5/25/2032	254,048	241,859
	Navient Private Education Loan Trust,
[c]	Series 2017-A Class A2A, 2.88% due 12/16/2058	212,719	211,514
[a,c]	Series 2017-A Class A2B, 6.347% (TSFR1M + 1.01%) due 12/16/2058	7,521	7,515
[a,c]	Series 2018-BA Class A2B, 6.167% (TSFR1M + 0.83%) due 12/15/2059	45,190	44,731
[c]	Navient Private Education Refi Loan Trust, Series 2018-CA Class A2, 3.52% due 6/16/2042	371,927	367,552
[a,c]	Navient Student Loan Trust, Series 2019-BA Class A2B, 6.427% (TSFR1M + 1.09%) due 12/15/2059	296,447	293,490
	Nelnet Student Loan Trust,
[a,c]	Series 2012-2A Class A, 6.229% (SOFR30A + 0.91%) due 12/26/2033	65,198	64,444
[a,c]	Series 2015-3A Class A2, 6.029% (SOFR30A + 0.71%) due 2/27/2051	22,720	22,545
[a,c]	Series 2021-DA Class AFL, 6.129% (TSFR1M + 0.80%) due 4/20/2062	140,379	137,403
[a,c]	Pennsylvania Higher Education Assistance Agency, Student Loan Trust, Series 2012-1A Class A1, 5.979% (SOFR30A + 0.66%) due 5/25/2057	11,207	10,975
[a,b,c]	Prodigy Finance DAC, Series 2021-1A Class A, 6.684% (TSFR1M + 1.36%) due 7/25/2051	71,160	70,730
	SLM Student Loan Trust,
[a]	Series 2013-4 Class A, 5.979% (SOFR30A + 0.66%) due 6/25/2027	21,798	21,215
[a]	Series 2013-6 Class A3, 6.079% (SOFR30A + 0.76%) due 6/26/2028	135,600	132,355
	SMB Private Education Loan Trust,
[a,c]	Series 2016-A Class A2B, 6.947% (TSFR1M + 1.61%) due 5/15/2031	172,355	172,417
[a,c]	Series 2016-B Class A2B, 6.897% (TSFR1M + 1.56%) due 2/17/2032	211,537	211,517
[a,c]	Series 2017-A Class A2B, 6.347% (TSFR1M + 1.01%) due 9/15/2034	194,730	193,089
[a,c]	Series 2017-B Class A2B, 6.197% (TSFR1M + 0.86%) due 10/15/2035	398,991	395,788
38 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
[a,c]	Series 2018-B Class A2B, 6.167% (TSFR1M + 0.83%) due 1/15/2037	$ 511,223	$ 505,290
[a,c]	Series 2018-C Class A2B, 6.197% (TSFR1M + 0.86%) due 11/15/2035	124,954	123,125
	Towd Point Asset Trust,
[a,c]	Series 2018-SL1 Class A, 6.034% (TSFR1M + 0.71%) due 1/25/2046	41,863	41,790
[a,c]	Series 2021-SL1 Class A2, 6.139% (TSFR1M + 0.81%) due 11/20/2061	130,934	129,721
			3,967,474
	Total Asset Backed Securities (Cost $66,592,707)		66,477,553
	Corporate Bonds — 48.1%
	Automobiles & Components — 1.3%
	Automobiles — 1.3%
	Hyundai Capital America,
[c]	0.80% due 1/8/2024	1,259,000	1,240,656
[c]	5.80% due 6/26/2025	500,000	497,865
[c]	Mercedes-Benz Finance North America LLC, 5.50% due 11/27/2024	1,000,000	998,290
[a]	Toyota Motor Credit Corp., 5.995% (SOFRINDX + 0.65%) due 12/29/2023	600,000	600,318
			3,337,129
	Banks — 1.0%
	Banks — 1.0%
	HSBC USA, Inc., 3.75% due 5/24/2024	750,000	737,843
[c]	National Securities Clearing Corp., 5.15% due 5/30/2025	2,000,000	1,981,080
			2,718,923
	Capital Goods — 2.0%
	Aerospace & Defense — 0.7%
[c]	L3Harris Technologies, Inc., 6.355% due 8/23/2024	2,000,000	1,892,817
	Industrial Conglomerates — 0.9%
	Lennox International, Inc.,
	1.35% due 8/1/2025	1,000,000	919,690
	3.00% due 11/15/2023	1,425,000	1,419,414
	Machinery — 0.4%
[a]	Caterpillar Financial Services Corp., 5.587% (SOFR + 0.25%) due 5/17/2024	950,000	949,601
			5,181,522
	Commercial & Professional Services — 2.8%
	Automobiles — 1.1%
	Daimler Truck Finance North America LLC,
[a,c]	5.945% (SOFR + 0.60%) due 12/14/2023	2,100,000	2,098,320
[a,c]	6.27% (SOFR + 1.00%) due 4/5/2024	945,000	945,161
	Commercial Services & Supplies — 1.7%
	Avery Dennison Corp., 0.85% due 8/15/2024	2,557,000	2,444,083
	Quanta Services, Inc., 0.95% due 10/1/2024	2,050,000	1,939,402
			7,426,966
	Consumer Discretionary Distribution & Retail — 0.7%
	Broadline Retail — 0.4%
	Dollar General Corp., 4.25% due 9/20/2024	1,000,000	982,810
	Specialty Retail — 0.3%
	Advance Auto Parts, Inc., 5.90% due 3/9/2026	750,000	724,200
			1,707,010
	Consumer Services — 0.9%
	Hotels, Restaurants & Leisure — 0.9%
[a]	Starbucks Corp., 5.762% (SOFRINDX + 0.42%) due 2/14/2024	949,000	947,586
	Warnermedia Holdings, Inc., 6.412% due 3/15/2026	1,500,000	1,499,835
			2,447,421
	Consumer Staples Distribution & Retail — 0.9%
	Consumer Staples Distribution & Retail — 0.9%
[c]	7-Eleven, Inc., 0.80% due 2/10/2024	2,513,000	2,464,801
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 39

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
			2,464,801
	Energy — 2.7%
	Oil, Gas & Consumable Fuels — 2.7%
	Energy Transfer LP/Regency Energy Finance Corp., 4.50% due 11/1/2023	$1,500,000	$ 1,496,655
[c]	Kinder Morgan, Inc., 5.625% due 11/15/2023	1,750,000	1,748,057
	PDC Energy, Inc., 5.75% due 5/15/2026	1,250,000	1,246,712
	Plains All American Pipeline LP/PAA Finance Corp., 3.85% due 10/15/2023	355,000	354,535
	Spectra Energy Partners LP, 4.75% due 3/15/2024	1,500,000	1,491,255
	Williams Cos., Inc., 4.30% due 3/4/2024	750,000	744,368
			7,081,582
	Equity Real Estate Investment Trusts (REITs) — 1.2%
	Diversified REITs — 1.2%
	American Tower Corp., 2.40% due 3/15/2025	1,000,000	947,880
	Crown Castle, Inc., 1.35% due 7/15/2025	1,218,000	1,121,875
[c]	SBA Tower Trust, 2.836% due 1/15/2050	1,000,000	957,141
			3,026,896
	Financial Services — 3.6%
	Capital Markets — 1.2%
	Ares Capital Corp., 4.20% due 6/10/2024	1,250,000	1,227,487
	Sixth Street Specialty Lending, Inc., 3.875% due 11/1/2024	2,000,000	1,939,900
	Financial Services — 2.4%
[a]	Bank of America Corp., 0.976% (SOFR + 0.69%) due 4/22/2025	1,250,000	1,211,000
[a]	Citigroup, Inc., 0.776% (SOFR + 0.69%) due 10/30/2024	1,250,000	1,244,150
[a,b]	Deutsche Bank AG, Series E, 5.842% (SOFR + 0.50%) due 11/8/2023	150,000	149,970
[a]	Goldman Sachs Group, Inc., 5.808% (SOFR + 0.49%) due 10/21/2024	1,000,000	997,370
[a]	JPMorgan Chase & Co., 0.768% (SOFR + 0.49%) due 8/9/2025	1,500,000	1,428,570
[a]	Morgan Stanley, 5.79% (SOFR + 0.46%) due 1/25/2024	1,250,000	1,249,625
			9,448,072
	Food, Beverage & Tobacco — 1.1%
	Beverages — 0.3%
	Constellation Brands, Inc., 5.00% due 2/2/2026	700,000	687,526
	Food Products — 0.5%
[b,c]	Danone SA, 2.589% due 11/2/2023	1,350,000	1,345,910
	Tobacco — 0.3%
	BAT Capital Corp., 3.222% due 8/15/2024	870,000	849,259
			2,882,695
	Health Care Equipment & Services — 1.0%
	Health Care Equipment & Supplies — 0.7%
	Baxter International, Inc.,
[a]	5.604% (SOFRINDX + 0.26%) due 12/1/2023	1,000,000	998,780
[a]	5.784% (SOFRINDX + 0.44%) due 11/29/2024	1,000,000	993,530
	Health Care Providers & Services — 0.3%
	Humana, Inc., 5.70% due 3/13/2026	750,000	746,692
			2,739,002
	Industrials — 1.5%
	Aerospace & Defense — 0.7%
	Teledyne Technologies, Inc., 0.95% due 4/1/2024	2,000,000	1,947,960
	Transportation Infrastructure — 0.8%
	Penske Truck Leasing Co. LP/PTL Finance Corp.,
[c]	2.70% due 11/1/2024	1,000,000	961,020
[c]	3.90% due 2/1/2024	1,000,000	991,780
			3,900,760
	Insurance — 7.0%
	Insurance — 7.0%
[b]	Aon Global Ltd., 3.50% due 6/14/2024	1,375,000	1,349,755
[a,c]	Brighthouse Financial Global Funding, 6.053% (SOFR + 0.76%) due 4/12/2024	1,500,000	1,491,435
40 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
[c]	Equitable Financial Life Global Funding, 0.80% due 8/12/2024	$ 969,000	$ 923,040
[c]	F&G Global Funding, 0.90% due 9/20/2024	1,631,000	1,540,952
[c]	Fairfax U.S., Inc., 4.875% due 8/13/2024	850,000	834,862
[c]	Five Corners Funding Trust, 4.419% due 11/15/2023	1,500,000	1,496,790
[a,c]	Jackson National Life Global Funding, 6.495% (SOFR + 1.15%) due 6/28/2024	840,000	839,966
	Lincoln National Corp., 3.35% due 3/9/2025	1,250,000	1,200,538
[a,c]	Metropolitan Life Global Funding I, 5.599% (SOFR + 0.32%) due 1/7/2024	1,037,000	1,036,720
[a,c]	Nationwide Mutual Insurance Co., 7.961% (SOFR + 2.64%) due 12/15/2024	1,375,000	1,376,499
[a,c]	Pacific Life Global Funding II, 6.145% (SOFRINDX + 0.80%) due 3/30/2025	235,000	235,014
[c]	Principal Life Global Funding II, 0.50% due 1/8/2024	1,500,000	1,473,975
	Reliance Standard Life Global Funding II,
[c]	2.50% due 10/30/2024	1,000,000	956,890
[c]	5.243% due 2/2/2026	850,000	825,784
[c]	Security Benefit Global Funding, 1.25% due 5/17/2024	1,400,000	1,349,544
	Willis North America, Inc., 3.60% due 5/15/2024	1,500,000	1,475,625
			18,407,389
	Materials — 1.6%
	Chemicals — 0.5%
	FMC Corp., 4.10% due 2/1/2024	1,525,000	1,512,327
	Construction Materials — 0.3%
	Vulcan Materials Co., 5.80% due 3/1/2026	751,000	747,996
	Containers & Packaging — 0.8%
	Ball Corp., 4.00% due 11/15/2023	2,053,000	2,046,082
			4,306,405
	Media & Entertainment — 0.7%
	Media — 0.7%
[c]	Cox Communications, Inc., 3.15% due 8/15/2024	2,000,000	1,948,360
			1,948,360
	Pharmaceuticals, Biotechnology & Life Sciences — 1.7%
	Biotechnology — 0.1%
	Amgen, Inc., 5.507% due 3/2/2026	250,000	248,157
	Pharmaceuticals — 1.6%
[a,c]	Bayer U.S. Finance II LLC, 6.681% (TSFR3M + 1.27%) due 12/15/2023	1,500,000	1,500,360
	Cigna Group, 5.685% due 3/15/2026	500,000	497,295
	McKesson Corp., 5.25% due 2/15/2026	686,000	678,344
	Mylan, Inc., 4.20% due 11/29/2023	1,673,000	1,667,379
			4,591,535
	Semiconductors & Semiconductor Equipment — 2.2%
	Semiconductors & Semiconductor Equipment — 2.2%
[b]	Broadcom Corp./Broadcom Cayman Finance Ltd., 3.625% due 1/15/2024	1,455,000	1,444,495
	Microchip Technology, Inc., 0.972% due 2/15/2024	1,000,000	981,800
[c]	Qorvo, Inc., 1.75% due 12/15/2024	1,250,000	1,177,375
[b,c]	Renesas Electronics Corp., 1.543% due 11/26/2024	1,500,000	1,413,960
[b,c]	SK Hynix, Inc., 1.00% due 1/19/2024	700,000	688,926
			5,706,556
	Software & Services — 0.4%
	Information Technology Services — 0.4%
[b]	Genpact Luxembourg Sarl, 3.375% due 12/1/2024	1,000,000	960,600
			960,600
	Technology Hardware & Equipment — 2.3%
	Electronic Equipment, Instruments & Components — 1.4%
	Arrow Electronics, Inc., 6.125% due 3/1/2026	900,000	895,320
	TD SYNNEX Corp., 1.25% due 8/9/2024	1,731,000	1,650,232
	Trimble, Inc., 4.75% due 12/1/2024	1,250,000	1,228,550
	Technology Hardware, Storage & Peripherals — 0.9%
	Hewlett Packard Enterprise Co.,
	4.45% due 10/2/2023	1,000,000	1,000,000
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 41

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
	5.90% due 10/1/2024	$1,250,000	$ 1,248,687
			6,022,789
	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 1.1%
[c]	AT&T, Inc., 6.126% due 3/19/2024	1,000,000	973,083
[b]	British Telecommunications plc, 4.50% due 12/4/2023	1,075,000	1,071,904
[b,c]	NTT Finance Corp., 4.142% due 7/26/2024	500,000	492,805
[b,c]	Videotron Ltd., 5.375% due 6/15/2024	502,000	497,452
	Wireless Telecommunication Services — 0.2%
	T-Mobile USA, Inc., 2.25% due 2/15/2026	500,000	460,555
			3,495,799
	Transportation — 0.3%
	Air Freight & Logistics — 0.3%
	Ryder System, Inc., 3.875% due 12/1/2023	750,000	746,573
			746,573
	Utilities — 9.9%
	Electric Utilities — 9.9%
[c]	3M Co., 6.114% due 3/8/2024	1,500,000	1,461,244
[c]	Alexander Funding Trust, 1.841% due 11/15/2023	431,000	428,035
	American Electric Power Co., Inc., 2.031% due 3/15/2024	2,500,000	2,451,775
	Arizona Public Service Co., 3.35% due 6/15/2024	1,979,000	1,940,192
[c]	Avangrid, Inc., 5.85% due 12/14/2023	1,250,000	1,235,611
[b,c]	BASF SE, 5.828% due 12/18/2023	519,000	512,737
	Black Hills Corp., 1.037% due 8/23/2024	988,000	944,281
[a]	CenterPoint Energy, Inc., 5.991% (SOFRINDX + 0.65%) due 5/13/2024	589,000	588,865
	Cleveland Electric Illuminating Co., 5.50% due 8/15/2024	1,000,000	996,420
	DTE Energy Co., 4.22% due 11/1/2024	907,000	890,329
[c]	Jersey Central Power & Light Co., 4.70% due 4/1/2024	1,000,000	991,960
[b,c]	LVMH Moet Hennessy Louis Vuitton SE, 5.863% due 3/21/2024	2,000,000	1,947,062
[a]	Mississippi Power Co., Series A, 5.645% (SOFR + 0.30%) due 6/28/2024	750,000	746,295
	NextEra Energy Capital Holdings, Inc.,
	4.255% due 9/1/2024	750,000	737,888
[a]	5.741% (SOFRINDX + 0.40%) due 11/3/2023	1,113,000	1,112,911
[a]	6.365% (SOFRINDX + 1.02%) due 3/21/2024	375,000	374,985
[c]	Niagara Mohawk Power Corp., 3.508% due 10/1/2024	1,750,000	1,704,202
	Oncor Electric Delivery Co. LLC, 2.75% due 6/1/2024	500,000	489,545
	Public Service Enterprise Group, Inc., 0.841% due 11/8/2023	1,390,000	1,382,855
[c]	Southern California Edison Co., 5.907% due 10/16/2023	1,250,000	1,247,031
	Southern Co., Series 21-A, 0.60% due 2/26/2024	1,250,000	1,223,262
[b,c]	TELUS Corp., 5.915% due 12/20/2023	1,250,000	1,234,167
	Vistra Operations Co. LLC,
[c]	3.55% due 7/15/2024	500,000	487,915
[c]	4.875% due 5/13/2024	1,000,000	988,690
			26,118,257
	Total Corporate Bonds (Cost $127,032,042)		126,667,042
	Long-Term Municipal Bonds — 0.0%
	New Jersey Transportation Trust Fund Authority, ETM, Series B, 2.631% due 6/15/2024	25,000	24,477
	Total Long-Term Municipal Bonds (Cost $25,000)		24,477
	Short-Term Investments — 7.2%
[e]	Thornburg Capital Management Fund	1,896,870	18,968,697
	Total Short-Term Investments (Cost $18,968,697)		18,968,697
	Total Investments — 99.6% (Cost $263,035,391)		$262,270,969
	Other Assets Less Liabilities — 0.4%		974,191
42 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  September 30, 2023
Issuer-Description	SHARES/PRINCIPAL AMOUNT	VALUE
Net Assets — 100.0%		$263,245,160

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2023.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2023, the aggregate value of these securities in the Fund’s portfolio was $114,414,752, representing 43.46% of the Fund’s net assets.
d	When-issued security.
e	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ABS	Asset Backed Securities
CMBS	Commercial Mortgage-Backed Securities
CMO	Collateralized Mortgage Obligation
DAC	Designated Activity Company
ETM	Escrowed to Maturity
Mtg	Mortgage
SOFR	Secured Overnight Financing Rate
SOFR30A	Secured Overnight Financing Rate 30-Day Average
SOFRINDX	Secured Overnight Financing Rate Index
TSFR1M	Term SOFR 1 Month
TSFR3M	Term SOFR 3 Month
UMBS	Uniform Mortgage Backed Securities
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 43

Schedule of Investments
Thornburg Strategic Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Common Stock — 0.0%
	Energy — 0.0%
	Oil, Gas & Consumable Fuels — 0.0%
[a,b]	Drillco Holdings Luxembourg SA	19,278	$ 370,331
[a,b]	Malamute Energy, Inc.	847	847
			371,178
	Total Common Stock (Cost $1,740,793)		371,178
	Preferred Stock — 0.3%
	Banks — 0.0%
	Banks — 0.0%
[c,d]	AgriBank FCB 6.875% (SOFR + 4.58%), 1/1/2024	40,000	4,079,800
			4,079,800
	Energy — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
[c]	Crestwood Equity Partners LP 9.25%, 12/31/2049	653,920	6,349,563
			6,349,563
	Financial Services — 0.2%
	Capital Markets — 0.2%
[a,d]	Gabelli Dividend & Income Trust Series J, 1.70%, 3/26/2028	525	11,960,157
			11,960,157
	Total Preferred Stock (Cost $22,413,947)		22,389,520
	Asset Backed Securities — 12.1%
	Auto Receivables — 3.4%
[e]	ACC Auto Trust, Series 2022-A Class A, 4.58% due 7/15/2026	$ 1,947,218	1,928,120
[e]	ACC Trust, Series 2022-1 Class A, 1.19% due 9/20/2024	158,433	158,041
	ACM Auto Trust,
[e]	Series 2023-1A Class A, 6.61% due 1/22/2030	1,948,512	1,945,404
[e]	Series 2023-2A Class A, 7.97% due 6/20/2030	9,490,281	9,496,383
	Arivo Acceptance Auto Loan Receivables Trust,
[e]	Series 2019-1 Class B, 3.37% due 6/15/2025	657,884	657,246
[e]	Series 2021-1A Class A, 1.19% due 1/15/2027	578,339	565,602
[e]	Series 2021-1A Class C, 3.77% due 3/15/2027	900,000	858,860
[e]	Series 2021-1A Class D, 5.83% due 1/18/2028	850,000	802,750
[e]	Avid Automobile Receivables Trust, Series 2023-1 Class A, 6.63% due 7/15/2026	5,079,071	5,084,952
	BOF URSA VI Funding Trust I,
[e]	Series 2023-CAR1 Class B, 6.029% due 10/27/2031	3,485,009	3,430,288
[e]	Series 2023-CAR2 Class B, 6.029% due 10/27/2031	9,174,820	9,030,795
[e]	BOF VII AL Funding Trust I, Series 2023-CAR3 Class A2, 6.291% due 7/26/2032	11,835,351	11,769,676
	Carvana Auto Receivables Trust,
[e]	Series 2019-4A Class R, due 10/15/2026	8,000	2,268,532
[e]	Series 2020-P1 Class R, due 9/8/2027	20,000	2,084,470
	Series 2021-N3 Class A1, 0.35% due 6/12/2028	108,957	107,883
[e]	Series 2021-N4 Class R, due 9/12/2028	11,650	1,077,625
[e]	Series 2021-P1 Class R, due 12/10/2027	23,500	2,773,662
[e]	Series 2021-P2 Class R, due 5/10/2028	7,500	1,697,382
[e]	Series 2021-P3 Class R, due 9/11/2028	9,000	2,778,773
[e]	Series 2021-P4 Class R, due 9/11/2028	8,250	2,655,639
[e]	Series 2022-N1 Class E, 6.01% due 12/11/2028	6,000,000	5,481,343
[e]	Series 2022-P1 Class R, due 1/10/2029	24,000	7,377,880
[e]	Series 2022-P1 Class XS, due 1/10/2029	463,227,976	2,317,252
[e]	Series 2023-N1 Class A, 6.36% due 4/12/2027	6,920,839	6,918,881
[e]	Series 2023-N3 Class A, 6.41% due 9/10/2027	4,638,000	4,637,154
	CPS Auto Receivables Trust,
[e]	Series 2020-A Class F, 6.93% due 3/15/2027	3,500,000	3,484,898
44 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[e]	Series 2020-B Class D, 4.75% due 4/15/2026	$ 344,499	$ 343,588
[e]	Series 2020-C Class F, 6.67% due 11/15/2027	1,000,000	985,760
[e]	CPS Auto Securitization Trust, Series 2021-1A Class A, 7.86% due 6/16/2026	10,000,000	9,989,150
[e]	Credit Suisse ABS Trust Series 2020-AT1 Class CERT, due 6/15/2026	10,000	110,710
[e]	Credito Real USA Auto Receivables Trust, Series 2021-1A Class A, 1.35% due 2/16/2027	870,282	862,993
[e]	Exeter Automobile Receivables Trust, Series 2019-3A Class D, 3.11% due 8/15/2025	3,925,356	3,884,764
	FHF Trust,
[e]	Series 2021-2A Class A, 0.83% due 12/15/2026	1,650,510	1,583,825
[e]	Series 2022-2A Class A, 6.14% due 12/15/2027	4,952,190	4,896,950
[e]	Series 2023-1A Class A2, 6.57% due 6/15/2028	4,950,823	4,915,891
[e]	First Investors Auto Owner Trust, Series 2022-1A Class E, 5.41% due 6/15/2029	5,000,000	4,660,585
	Flagship Credit Auto Trust,
[e]	Series 2018-4 Class R, due 3/16/2026	13,000	607,556
[e]	Series 2019-1 Class E, 5.06% due 6/15/2026	2,500,000	2,460,006
[e]	Series 2019-1 Class R, due 6/15/2026	24,000	407,115
[e]	Series 2019-2 Class R, due 12/15/2026	33,000	1,506,882
[e]	Series 2019-3 Class R, due 12/15/2026	31,000	1,852,780
[e]	Series 2019-4 Class R, due 3/15/2027	26,000	1,562,912
[e]	Series 2022-1 Class E, 5.37% due 6/15/2029	6,120,000	5,458,863
[e]	Foursight Capital Automobile Receivables Trust, Series 2021-1 Class F, 4.06% due 8/15/2028	3,130,000	2,974,775
[e]	GLS Auto Receivables Issuer Trust, Series 2020-2A Class C, 4.57% due 4/15/2026	1,737,553	1,724,839
	JPMorgan Chase Bank NA - CACLN,
[e]	Series 2020-1 Class R, 33.784% due 1/25/2028	1,811,224	2,038,732
[e]	Series 2020-2 Class R, 31.355% due 2/25/2028	10,679,676	12,333,168
[e]	Series 2021-1 Class R, 28.348% due 9/25/2028	3,245,803	3,820,611
[e]	Series 2021-2 Class G, 8.482% due 12/26/2028	3,950,000	3,707,115
	Lendbuzz Securitization Trust,
[e]	Series 2021-1A Class A, 1.46% due 6/15/2026	2,311,190	2,221,262
[e]	Series 2022-1A Class A, 4.22% due 5/17/2027	11,520,966	11,171,201
[e]	Series 2023-2A Class A2, 7.09% due 10/16/2028	4,800,000	4,794,007
[e]	Lobel Automobile Receivables Trust, Series 2023-1 Class A, 6.97% due 7/15/2026	4,791,884	4,790,337
[e,f]	Oscar U.S. Funding XV LLC, Series 2023-1A Class A2, 6.07% due 9/10/2026	2,860,000	2,852,438
[e]	Research-Driven Pagaya Motor Asset Trust, Series 2023-3A Class A, 7.13% due 1/26/2032	16,850,000	16,866,080
	Santander Consumer Auto Receivables Trust,
[e]	Series 2020-AA Class R, due 1/16/2029	25,000	3,365,822
[e]	Series 2021-AA Class F, 5.79% due 8/15/2028	3,000,000	2,800,149
[e]	Series 2021-AA Class R, due 8/15/2028	28,500	1,358,478
[e]	Skopos Auto Receivables Trust, Series 2019-1A Class D, 5.24% due 4/15/2025	1,003,605	1,002,648
[e]	Tricolor Auto Securitization Trust, Series 2023-1A Class A, 6.48% due 8/17/2026	3,792,018	3,784,248
	United Auto Credit Securitization Trust,
[e]	Series 2021-1 Class F, 4.30% due 9/10/2027	6,125,000	5,994,757
[e]	Series 2022-1 Class R, due 11/10/2028	37,000	5,299,477
[e]	Veros Automobile Receivables Trust, Series 2020-1 Class D, 5.64% due 2/16/2027	7,000,000	6,838,252
			237,218,217
	Credit Card — 0.7%
[e]	Avant Credit Card Master Trust, Series 2021-1A Class A, 1.37% due 4/15/2027	3,000,000	2,786,309
[e]	Continental Credit Card ABS LLC, Series 2019-1A Class C, 6.16% due 8/15/2026	6,440,000	6,206,912
	Continental Finance Credit Card ABS Master Trust,
[e]	Series 2020-1A Class A, 2.24% due 12/15/2028	3,000,000	2,914,492
[e]	Series 2020-1A Class B, 3.66% due 12/15/2028	3,700,000	3,455,571
[e]	Genesis Private Label Amortizing Trust, Series 2020-1 Class D, 6.63% due 7/20/2030	1,004,605	995,896
	Mercury Financial Credit Card Master Trust,
[e]	Series 2022-1A Class A, 2.50% due 9/21/2026	12,500,000	11,965,576
[e]	Series 2023-1A Class A, 8.04% due 9/20/2027	14,600,000	14,652,448
[e,g]	Mission Lane Credit Card Master Trust, Series 2023-B Class A, 7.79% due 11/15/2028	8,000,000	7,998,858
			50,976,062
	Other Asset Backed — 6.7%
[d,e]	321 Henderson Receivables I LLC, Series 2006-3A Class A1, 5.647% (TSFR1M + 0.31%) due 9/15/2041	557,432	542,339
[e]	ACHV ABS Trust, Series 2023-1PL Class A, 6.42% due 3/18/2030	362,254	362,159
[e]	Affirm Asset Securitization Trust, Series 2021-Z2 Class A, 1.17% due 11/16/2026	618,072	599,146
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 45

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	AFG ABS I LLC,
[e]	Series 2023-1 Class A1, 5.462% due 2/15/2024	$ 2,071,248	$ 2,070,041
[e]	Series 2023-1 Class A2, 6.30% due 9/16/2030	9,999,904	9,974,918
[e]	Amur Equipment Finance Receivables IX LLC, Series 2021-1A Class F, 6.09% due 2/20/2029	8,152,000	7,665,714
	Amur Equipment Finance Receivables VIII LLC,
[e]	Series 2020-1A Class E, 7.00% due 1/20/2027	2,237,613	2,236,719
[e]	Series 2020-1A Class F, 7.00% due 12/20/2027	6,301,302	6,291,518
	Aqua Finance Trust,
[e]	Series 2019-A Class D, 6.07% due 7/16/2040	15,407,940	13,708,893
[e]	Series 2020-AA Class A, 1.90% due 7/17/2046	3,123,404	2,828,356
[e]	Series 2020-AA Class D, 7.15% due 7/17/2046	2,550,000	2,168,209
[e]	Series 2021-A Class A, 1.54% due 7/17/2046	5,361,441	4,686,463
[d,e,f]	Arbor Realty Commercial Real Estate Notes Ltd., Series 2022-FL1 Class A, 6.763% (SOFR30A + 1.45%) due 1/15/2037	20,000,000	19,774,990
[e]	Arm Master Trust LLC Agricultural Loan Backed Notes, Series 2021-T1 Class A, 2.43% due 11/15/2027	12,550,000	11,821,455
	BHG Securitization Trust,
[e]	Series 2021-A Class C, 3.69% due 11/17/2033	2,200,000	1,779,570
[e]	Series 2021-B Class A, 0.90% due 10/17/2034	2,023,506	1,946,526
[e]	Series 2022-A Class A, 1.71% due 2/20/2035	8,607,579	8,243,347
[d,e,f]	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A Class A, 4.213% due 12/16/2041	4,380,246	4,032,761
[e,f]	CFG Investments Ltd., Series 2023-1 Class A, 8.56% due 7/25/2034	7,400,000	7,558,368
[e]	CFMT Issuer Trust, Series 2021-GRN1 Class A, 1.10% due 3/20/2041	1,283,104	1,205,052
[d,e]	Consumer Lending Receivables Trust Clrt Series 2019-A Class CERT, due 4/15/2026	310,000	909,441
[d,e]	Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-HP1 Class CERT, due 12/15/2026	100,000	814,141
[e]	CP EF Asset Securitization I LLC, Series 2022-1A Class A, 5.96% due 4/15/2030	7,715,144	7,596,240
[e]	Crossroads Asset Trust, Series 2022-A Class A, 6.35% due 4/21/2031	6,865,048	6,856,626
[e]	Dext ABS LLC, Series 2021-1 Class A, 1.12% due 2/15/2028	5,719,666	5,536,831
[e]	Diamond Infrastructure Funding LLC, Series 2021-1A Class A, 1.76% due 4/15/2049	15,300,000	13,076,486
[e]	Diamond Issuer, Series 2021-1A Class A, 2.305% due 11/20/2051	10,983,000	9,348,537
[e]	Diamond Resorts Owner Trust, Series 2019-1A Class A, 2.89% due 2/20/2032	926,148	880,694
[e,f]	ECAF I Ltd., Series 2015-1A Class B1, 5.802% due 6/15/2040	4,600,060	1,173,015
[e]	ExteNet LLC, Series 2019-1A Class A2, 3.204% due 7/25/2049	5,000,000	4,805,951
[e]	FAT Brands Fazoli’s Native I LLC, Series 2021-1 Class A2, 7.00% due 7/25/2051	11,313,000	9,912,127
	Foundation Finance Trust,
[e]	Series 2019-1A Class A, 3.86% due 11/15/2034	971,570	955,935
[e]	Series 2019-1A Class C, 5.66% due 11/15/2034	575,000	524,084
[e]	Series 2020-1A Class A, 3.54% due 7/16/2040	2,260,381	2,175,066
[e]	Series 2020-1A Class C, 5.75% due 7/16/2040	4,025,000	3,571,886
[e]	Series 2021-1A Class A, 1.27% due 5/15/2041	1,499,612	1,314,324
[e]	Series 2021-1A Class D, 4.96% due 5/15/2041	2,345,000	2,067,238
[e]	Series 2021-2A Class A, 2.19% due 1/15/2042	1,607,239	1,429,994
[e]	Series 2021-2A Class D, 5.73% due 1/15/2042	3,750,000	3,233,319
	Goldman Home Improvement Trust Issuer Trust,
[e]	Series 2021-GRN2 Class A, 1.15% due 6/25/2051	5,631,265	5,176,549
[a,e]	Series 2021-GRN2 Class R, due 6/20/2051	41,500	2,823,035
[e]	Series 2022-GRN1 Class A, 4.50% due 6/25/2052	2,505,314	2,397,303
[e]	Goodgreen Trust, Series 2021-1A Class A, 2.66% due 10/15/2056	10,084,921	8,330,134
	GoodLeap Sustainable Home Solutions Trust,
[e]	Series 2021-3CS Class C, 3.50% due 5/20/2048	4,251,628	2,670,886
[e]	Series 2021-4GS Class A, 1.93% due 7/20/2048	3,856,075	2,761,983
[d,e,f]	Greystone Commercial Real Estate Notes Ltd., Series 2021-FL3 Class A, 6.467% (TSFR1M + 1.13%) due 7/15/2039	14,000,000	13,759,642
[e]	HERO Funding Trust, Series 2017-2A Class A1, 3.28% due 9/20/2048	888,631	748,459
[e]	Hilton Grand Vacations Trust, Series 2019-AA Class A, 2.34% due 7/25/2033	979,130	923,256
	InStar Leasing III LLC,
[e]	Series 2021-1A Class A, 2.30% due 2/15/2054	4,349,582	3,646,273
[e]	Series 2021-1A Class C, 5.29% due 2/15/2054	5,500,370	4,696,909
	LendingPoint Asset Securitization Trust,
[e]	Series 2020-REV1 Class A, 2.731% due 10/15/2028	156,343	156,137
[e]	Series 2020-REV1 Class C, 7.699% due 10/15/2028	4,000,000	3,963,074
[e]	Series 2021-A Class D, 5.73% due 12/15/2028	9,000,000	8,583,363
[e]	Series 2021-B Class D, 6.12% due 2/15/2029	5,000,000	4,600,775
[e]	Series 2022-A Class E, 7.02% due 6/15/2029	6,000,000	4,768,971
[e]	Series 2022-B Class A, 4.77% due 10/15/2029	1,670,712	1,653,801
[e]	Series 2022-C Class A, 6.56% due 2/15/2030	2,815,432	2,812,271
46 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[e]	LendingPoint Pass-Through Trust, Series 2022-ST3 Class A, 4.00% due 5/15/2028	$ 559,715	$ 543,133
	LL ABS Trust,
[e]	Series 2020-1A Class C, 6.54% due 1/17/2028	2,896,115	2,891,826
[e]	Series 2021-1A Class A, 1.07% due 5/15/2029	778,688	765,925
	Loanpal Solar Loan Ltd.,
[e,h]	Series 2021-1GS Class R, due 1/20/2048	13,252,480	1,347,206
[e]	Series 2021-2GS Class C, 3.50% due 3/20/2048	3,123,899	1,988,269
	LP LMS Asset Securitization Trust,
[e]	Series 2021-2A Class A, 1.75% due 1/15/2029	1,596,220	1,572,391
[e]	Series 2021-2A Class D, 6.61% due 1/15/2029	2,947,000	2,556,598
	Marlette Funding Trust,
[e]	Series 2018-1A Class CERT, due 3/15/2028	58,592	219,767
[e]	Series 2019-4A Class C, 3.76% due 12/17/2029	1,075,922	1,066,469
[e]	Series 2021-1A Class R, due 6/16/2031	9,520	358,970
[e]	Series 2021-2A Class R, due 9/15/2031	16,347	652,500
[e]	Series 2021-3A Class R, due 12/15/2031	50,946	4,951,393
[e]	Series 2022-3A Class A, 5.18% due 11/15/2032	2,763,612	2,752,834
[e]	Series 2023-2A Class A, 6.04% due 6/15/2033	9,710,620	9,692,613
	Mosaic Solar Loan Trust,
[e]	Series 2020-2A Class D, 5.42% due 8/20/2046	853,857	760,238
[e]	Series 2020-2A Class R, due 8/20/2046	1,016,997	436,001
[e]	Series 2021-1A Class R, due 12/20/2046	7,062,351	814,148
[e]	Series 2021-2A Class R, due 4/22/2047	9,930,000	1,271,502
[e]	Series 2021-3A Class R, due 6/20/2052	12,320,000	996,971
[e]	Netcredit Combined Receivables LLC, Series 2023-A Class A, 7.78% due 12/20/2027	5,784,792	5,701,817
	Oportun Funding LLC,
[e]	Series 2022-1 Class A, 3.25% due 6/15/2029	1,664,650	1,655,762
[d,e]	Series 2022-1 Class CERT, due 6/15/2029	11,000	1,731,432
[e]	Oportun Funding XIII LLC, Series 2019-A Class B, 3.87% due 8/8/2025	4,721,524	4,625,482
[e]	Oportun Funding XIV LLC, Series 2021-A Class A, 1.21% due 3/8/2028	9,639,366	9,211,958
[e]	Oportun Issuance Trust, Series 2022-A Class A, 5.05% due 6/9/2031	10,588,000	10,310,770
	Pagaya AI Debt Selection Trust,
[e]	Series 2021-1 Class B, 2.13% due 11/15/2027	3,606,957	3,565,763
[e]	Series 2021-3 Class A, 1.15% due 5/15/2029	496,350	494,629
[e]	Series 2021-HG1 Class A, 1.22% due 1/16/2029	3,882,945	3,741,332
	Pagaya AI Debt Trust,
[e]	Series 2022-1 Class A, 2.03% due 10/15/2029	8,943,430	8,757,555
[e]	Series 2022-2 Class A, 4.97% due 1/15/2030	2,923,323	2,890,184
[e]	Series 2023-1 Class A, 7.556% due 7/15/2030	5,368,262	5,388,450
[d,e]	Series 2023-5 Class AB, 7.277% due 4/15/2031	7,900,000	7,940,978
[e]	Post Road Equipment Finance, Series 2022-1A Class A1, 3.76% due 8/16/2027	2,183,222	2,166,993
	Prosper Marketplace Issuance Trust,
[d,e]	Series 2019-2A Class CERT, due 9/15/2025	16,385	227,617
[d,e]	Series 2019-3A Class CERT, due 7/15/2025	101,327,127	524,571
[e]	Series 2019-4A Class C, 4.95% due 2/17/2026	420,547	420,253
[e]	Series 2023-1A Class A, 7.06% due 7/16/2029	2,600,000	2,600,774
	Prosper Pass-Thru Trust II,
[e]	Series 2019-ST1 Class CERT, due 7/15/2025	13,363,728	159,981
[e]	Series 2019-ST2 Class R1, due 11/15/2025	6,385,267	532,876
[e]	Series 2019-ST2 Class R2, due 11/15/2025	3,193,133	266,480
[e]	Reach Financial LLC, Series 2023-1A Class A, 7.05% due 2/18/2031	2,389,743	2,395,181
[e]	Retained Vantage Data Centers Issuer LLC, Series 2023-1A Class A2A, 5.00% due 9/15/2048	12,100,000	10,951,074
[d,e]	SBA Tower Trust, Series 2014-2A Class C, 3.869% due 10/15/2049	4,607,000	4,483,896
[e]	SCF Equipment Leasing LLC, Series 2019-2A Class C, 3.11% due 6/21/2027	7,300,000	7,038,616
[e]	Service Experts Issuer LLC, Series 2021-1A Class A, 2.67% due 2/2/2032	6,054,418	5,634,173
[e]	Sierra Timeshare Receivables Funding LLC, Series 2023-1A Class D, 9.80% due 1/20/2040	2,997,211	2,999,245
[e]	SolarCity LMC Series I LLC, Series 2013-1 Class A, 4.80% due 11/20/2038	960,816	957,533
[e]	SpringCastle America Funding LLC, Series 2020-AA Class A, 1.97% due 9/25/2037	3,530,362	3,237,971
[e]	SPS Servicer Advance Receivables Trust, Series 2020-T2 Class A, 1.83% due 11/15/2055	3,300,000	2,972,832
[e]	Stack Infrastructure Issuer LLC, Series 2021-1A Class A2, 1.877% due 3/26/2046	7,500,000	6,645,236
[e]	Theorem Funding Trust, Series 2022-3A Class A, 7.60% due 4/15/2029	5,206,617	5,205,998
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 47

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Upstart Pass-Through Trust,
[e]	Series 2020-ST1 Class A, 3.75% due 2/20/2028	$ 455,040	$ 451,514
[e]	Series 2020-ST2 Class A, 3.50% due 3/20/2028	440,208	434,337
[e]	Series 2020-ST3 Class A, 3.35% due 4/20/2028	578,353	571,703
[e]	Series 2020-ST5 Class A, 3.00% due 12/20/2026	2,627,786	2,573,627
[e]	Series 2021-ST1 Class A, 2.75% due 2/20/2027	1,695,885	1,631,091
[e]	Series 2021-ST2 Class A, 2.50% due 4/20/2027	1,921,204	1,840,985
[e]	Series 2021-ST4 Class A, 2.00% due 7/20/2027	1,776,776	1,675,948
[e]	Series 2021-ST5 Class A, 2.00% due 7/20/2027	1,783,281	1,687,706
[e]	Series 2021-ST6 Class A, 1.85% due 8/20/2027	1,416,240	1,328,131
[e]	Series 2021-ST8 Class A, 1.75% due 10/20/2029	508,102	494,054
[e]	Series 2021-ST8 Class CERT, due 10/20/2029	5,400,000	1,728,745
[e]	Series 2021-ST9 Class CERT, due 11/20/2029	1,414,000	314,515
	Upstart Securitization Trust,
[e,h]	Series 2018-2 Class CERT, due 12/22/2025	84,500	988,151
[e]	Series 2020-1 Class C, 4.899% due 4/22/2030	3,261,571	3,235,411
[e]	Series 2020-3 Class C, 6.25% due 11/20/2030	4,983,540	4,928,035
[e]	Series 2021-3 Class CERT, due 7/20/2031	7,165	372,577
[e]	Series 2021-4 Class A, 0.84% due 9/20/2031	562,681	557,454
[e]	Series 2021-4 Class CERT, due 9/20/2031	4,706	316,863
[e]	Series 2023-1 Class A, 6.59% due 2/20/2033	2,637,070	2,622,341
	Upstart Structured Pass-Through Trust,
[e]	Series 2022-1A Class A, 3.40% due 4/15/2030	9,427,187	9,192,543
[e]	Series 2022-4A Class A, 7.01% due 11/15/2030	4,834,021	4,825,396
[e]	Verdant Receivables LLC, Series 2023-1A, Class A2 6.24% due 1/13/2031	10,000,000	9,961,634
			472,960,227
	Student Loan — 1.3%
	College Avenue Student Loans LLC,
[d,e]	Series 2021-A Class A1, 6.534% (TSFR1M + 1.21%) due 7/25/2051	2,797,793	2,746,254
[e]	Series 2021-A Class A2, 1.60% due 7/25/2051	266,456	226,196
[d,e]	Series 2021-C Class A1, 6.334% (TSFR1M + 1.01%) due 7/26/2055	5,356,949	5,177,883
[e]	Series 2021-C Class R, due 7/26/2055	38,750	9,190,359
	Commonbond Student Loan Trust,
[e]	Series 18-CGS Class A1, 3.87% due 2/25/2046	435,624	412,661
[e]	Series 2020-1 Class A, 1.69% due 10/25/2051	1,625,928	1,374,396
[e]	Series 2021-BGS Class A, 1.17% due 9/25/2051	2,649,490	2,148,216
	National Collegiate Student Loan Trust,
[d]	Series 2004-2 Class B, 5.974% (SOFR + 0.54%) due 12/26/2033	10,843,797	10,521,055
[d]	Series 2006-1 Class A5, 5.784% (SOFR + 0.35%) due 3/25/2033	11,378,659	10,688,689
[d]	Series 2006-4 Class A4, 5.744% (SOFR + 0.31%) due 5/25/2032	3,932,397	3,743,719
[d]	Series 2007-2 Class A4, 5.724% (SOFR + 0.29%) due 1/25/2033	2,136,406	1,977,031
[d,e]	Navient Private Education Refi Loan Trust, Series 2019-D Class A2B, 6.497% (TSFR1M + 1.16%) due 12/15/2059	3,277,225	3,242,046
	Nelnet Student Loan Trust,
[d,e]	Series 2015-2A Class A2, 6.029% (SOFR30A + 0.71%) due 9/25/2042	1,796,259	1,727,819
[d,e]	Series 2021-CA Class AFL, 6.179% (TSFR1M + 0.85%) due 4/20/2062	3,135,900	3,082,059
[d,e]	Series 2021-DA Class AFL, 6.129% (TSFR1M + 0.80%) due 4/20/2062	3,743,444	3,664,086
[d,e,f]	Prodigy Finance DAC, Series 2021-1A Class A, 6.684% (TSFR1M + 1.36%) due 7/25/2051	711,597	707,304
	SLM Student Loan Trust,
[d]	Series 2008-2 Class A3, 6.066% (SOFR90A + 1.01%) due 4/25/2023	154,051	151,481
[b,d,i]	Series 2008-5 Class A4, 7.016% (SOFR90A + 1.96%) due 7/25/2023	659,492	660,492
[d]	Series 2011-2 Class A2, 6.629% (SOFR30A + 1.31%) due 10/25/2034	3,096,417	3,106,554
[d]	Series 2012-1 Class A3, 6.379% (SOFR30A + 1.06%) due 9/25/2028	1,554,343	1,504,313
[d]	Series 2013-6 Class A3, 6.079% (SOFR30A + 0.76%) due 6/26/2028	1,668,922	1,628,991
	SMB Private Education Loan Trust,
[e]	Series 2021-A Class R, due 1/15/2053	2,742	7,924,387
[d,e]	Series 2021-D Class A1B, 6.047% (TSFR1M + 0.71%) due 3/17/2053	2,409,107	2,354,265
[e]	Series 2022-A Class D, 4.75% due 11/16/2054	6,000,000	5,563,950
[e]	SoFi Professional Loan Program Trust Series 2021-B Class R1, due 2/15/2047	90,000	3,132,566
[d,e]	Towd Point Asset Trust, Series 2021-SL1 Class A2, 6.139% (TSFR1M + 0.81%) due 11/20/2061	2,356,819	2,334,972
			88,991,744
	Total Asset Backed Securities (Cost $902,595,389)		850,146,250
48 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Corporate Bonds — 46.3%
	Automobiles & Components — 0.8%
	Automobile Components — 0.1%
[e]	LKQ European Holdings BV (EUR), 4.125% due 4/1/2028	$ 6,600,000	$ 6,784,704
[e]	Real Hero Merger Sub 2, Inc., 6.25% due 2/1/2029	4,616,000	3,601,495
	Automobiles — 0.4%
[d,e]	Daimler Truck Finance North America LLC, 6.094% (SOFR + 0.75%) due 12/13/2024	4,099,000	4,092,032
	Hyundai Capital America,
[e]	0.875% due 6/14/2024	2,950,000	2,843,269
[e]	1.00% due 9/17/2024	7,143,000	6,805,350
[e]	1.80% due 10/15/2025 - 1/10/2028	1,933,000	1,732,212
[e]	2.375% due 10/15/2027	1,345,000	1,165,348
[e]	3.00% due 2/10/2027	2,750,000	2,489,025
[e]	5.50% due 3/30/2026	3,000,000	2,961,510
[e]	5.80% due 6/26/2025	4,500,000	4,480,785
[e,f]	Hyundai Capital Services, Inc., 1.25% due 2/8/2026	830,000	743,722
	Construction & Engineering — 0.2%
[e,f]	IHS Netherlands Holdco BV, 8.00% due 9/18/2027	18,475,000	15,472,443
	Trading Companies & Distributors — 0.1%
[e]	LKQ Corp., 6.25% due 6/15/2033	5,840,000	5,648,740
			58,820,635
	Banks — 1.3%
	Banks — 1.3%
[d,e,f]	Bank Leumi Le-Israel BM, 7.129% (5-Yr. CMT + 3.466%) due 7/18/2033	8,239,000	8,068,453
	Bank of New York Mellon Corp.,
[c,d]	Series F, 4.625% (TSFR3M + 3.39%) due 9/20/2026	1,935,000	1,747,731
[c,d]	Series I, 3.75% (5-Yr. CMT + 2.63%) due 12/20/2026	12,675,000	10,285,889
[d,e,f]	DNB Bank ASA, 5.896% (SOFRINDX + 1.95%) due 10/9/2026	6,900,000	6,873,642
[d]	Fifth Third Bancorp, 6.339% (SOFR + 2.34%) due 7/27/2029	2,402,000	2,371,206
	FNB Corp., 5.15% due 8/25/2025	3,170,000	3,062,378
	KeyBank NA, 5.00% due 1/26/2033	12,100,000	10,186,627
[e,f]	Macquarie Bank Ltd., 3.624% due 6/3/2030	2,800,000	2,278,612
[d,e,f]	NBK SPC Ltd., 1.625% (SOFR + 1.05%) due 9/15/2027	5,177,000	4,586,615
[d]	PNC Financial Services Group, Inc., 5.068% (SOFR + 1.93%) due 1/24/2034	2,274,000	2,060,494
	Santander Holdings USA, Inc.,
	3.244% due 10/5/2026	1,815,000	1,643,610
	3.45% due 6/2/2025	1,185,000	1,125,051
[e,f]	Sumitomo Mitsui Trust Bank Ltd., 5.65% due 3/9/2026	5,800,000	5,774,944
	Synchrony Bank, 5.40% due 8/22/2025	6,660,000	6,406,787
	U.S. Bancorp,
[d]	4.653% (SOFR + 1.23%) due 2/1/2029	7,808,000	7,302,744
[d]	5.775% (SOFR + 2.02%) due 6/12/2029	6,950,000	6,768,674
	Wells Fargo & Co.,
[d]	4.808% (SOFR + 1.98%) due 7/25/2028	3,350,000	3,196,034
[d]	5.574% (SOFR + 1.74%) due 7/25/2029	10,000,000	9,754,800
			93,494,291
	Capital Goods — 1.6%
	Aerospace & Defense — 1.0%
	Boeing Co., 2.196% due 2/4/2026	2,832,000	2,601,673
[e]	BWX Technologies, Inc.,4.125% due 6/30/2028 - 4/15/2029	16,461,000	14,422,537
[e]	L3Harris Technologies, Inc., 6.355% due 8/23/2024	20,000,000	18,928,167
	Spirit AeroSystems, Inc.,
[e]	7.50% due 4/15/2025	6,676,000	6,557,368
[e]	9.375% due 11/30/2029	2,490,000	2,534,098
	TransDigm, Inc.,
[e]	6.25% due 3/15/2026	12,244,000	12,076,380
[e]	6.75% due 8/15/2028	11,165,000	11,003,889
	Industrial Conglomerates — 0.2%
	Lennox International, Inc., 3.00% due 11/15/2023	12,343,000	12,294,615
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 49

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Machinery — 0.4%
[e,f]	ATS Corp., 4.125% due 12/15/2028	$ 9,620,000	$ 8,516,394
	Flowserve Corp., 3.50% due 10/1/2030	4,053,000	3,375,095
	nVent Finance Sarl,
[f]	2.75% due 11/15/2031	4,097,000	3,122,979
[f]	4.55% due 4/15/2028	3,000,000	2,808,840
	Regal Rexnord Corp.,
[e]	6.05% due 2/15/2026	4,350,000	4,294,233
[e]	6.30% due 2/15/2030	6,000,000	5,814,360
	Westinghouse Air Brake Technologies Corp., 4.15% due 3/15/2024	3,854,000	3,816,424
			112,167,052
	Commercial & Professional Services — 1.4%
	Commercial Services & Supplies — 1.2%
[e]	ACCO Brands Corp., 4.25% due 3/15/2029	16,611,000	13,876,995
	Avery Dennison Corp., 5.75% due 3/15/2033	17,120,000	16,737,026
[f]	Cimpress plc, 7.00% due 6/15/2026	12,141,000	11,366,526
[e]	Clean Harbors, Inc., 6.375% due 2/1/2031	1,000,000	972,060
	CoreCivic, Inc., 8.25% due 4/15/2026	11,650,000	11,823,235
	Equifax, Inc.,
	2.35% due 9/15/2031	9,394,000	7,130,704
	5.10% due 6/1/2028	4,667,000	4,496,701
	Quanta Services, Inc., 0.95% due 10/1/2024	13,381,000	12,659,095
[e]	VT Topco, Inc., 8.50% due 8/15/2030	1,450,000	1,435,616
	Professional Services — 0.2%
	Gartner, Inc.,
[e]	3.625% due 6/15/2029	7,155,000	6,130,905
[e]	4.50% due 7/1/2028	3,749,000	3,420,550
	Verisk Analytics, Inc., 5.75% due 4/1/2033	6,750,000	6,689,655
			96,739,068
	Commercial Services — 0.4%
	Commercial Services & Supplies — 0.3%
[e,f]	Element Fleet Management Corp., 6.271% due 6/26/2026	17,735,000	17,660,335
	Food Products — 0.1%
[e]	Darling Global Finance BV (EUR), 3.625% due 5/15/2026	9,700,000	9,955,768
			27,616,103
	Consumer Discretionary Distribution & Retail — 0.3%
	Broadline Retail — 0.1%
	MercadoLibre, Inc., 3.125% due 1/14/2031	9,965,000	7,846,939
	Specialty Retail — 0.2%
	Advance Auto Parts, Inc.,
	1.75% due 10/1/2027	1,792,000	1,454,746
	3.90% due 4/15/2030	2,996,000	2,431,913
	5.90% due 3/9/2026	5,850,000	5,648,760
	Tractor Supply Co., 5.25% due 5/15/2033	4,695,000	4,420,577
			21,802,935
	Consumer Durables & Apparel — 0.4%
	Household Durables — 0.2%
[e]	CD&R Smokey Buyer, Inc., 6.75% due 7/15/2025	13,833,000	13,321,594
	Leisure Products — 0.2%
[e]	Vista Outdoor, Inc., 4.50% due 3/15/2029	16,065,000	13,444,156
			26,765,750
	Consumer Services — 1.5%
	Hotels, Restaurants & Leisure — 1.5%
	Hyatt Hotels Corp., 5.75% due 4/23/2030	4,475,000	4,327,638
	Marriott International, Inc.,
	Series GG, 3.50% due 10/15/2032	8,825,000	7,218,321
	Series- II, 2.75% due 10/15/2033	2,359,000	1,775,454
[e]	Nathan’s Famous, Inc., 6.625% due 11/1/2025	19,271,000	19,191,218
50 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[e]	Papa John’s International, Inc., 3.875% due 9/15/2029	$ 12,568,000	$ 10,366,086
[e]	SeaWorld Parks & Entertainment, Inc., 8.75% due 5/1/2025	15,990,000	16,241,842
[e]	Six Flags Entertainment Corp., 7.25% due 5/15/2031	8,888,000	8,351,165
[e]	TKC Holdings, Inc., 6.875% due 5/15/2028	8,650,000	7,664,679
	Warnermedia Holdings, Inc., 6.412% due 3/15/2026	13,000,000	12,998,570
[e]	WMG Acquisition Corp. (EUR), 2.25% due 8/15/2031	19,018,000	15,640,865
			103,775,838
	Consumer Staples Distribution & Retail — 0.5%
	Consumer Staples Distribution & Retail — 0.5%
[e]	7-Eleven, Inc., 0.80% due 2/10/2024	5,236,000	5,135,574
	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC,
[e]	5.875% due 2/15/2028	13,948,000	13,416,581
[e]	6.50% due 2/15/2028	4,725,000	4,667,922
[e]	KeHE Distributors LLC/KeHE Finance Corp., 8.625% due 10/15/2026	3,567,000	3,561,114
[e]	U.S. Foods, Inc., 7.25% due 1/15/2032	7,960,000	7,951,960
			34,733,151
	Energy — 3.1%
	Energy Equipment & Services — 0.2%
[e]	Enviva Partners LP/Enviva Partners Finance Corp., 6.50% due 1/15/2026	17,644,000	14,389,035
[c,e,f]	Odebrecht Oil & Gas Finance Ltd. (Guaranty: Odebrecht Oleo e Gas SA), Zero coupon due 10/30/2023	304,899	6,982
[b,e,f,i]	Schahin II Finance Co. SPV Ltd., 5.875% due 9/25/2023	10,461,182	93,000
	Oil, Gas & Consumable Fuels — 2.9%
[e]	Chesapeake Energy Corp., 5.50% due 2/1/2026	8,550,000	8,284,095
[e]	CITGO Petroleum Corp., 7.00% due 6/15/2025	12,200,000	12,019,806
[e]	Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp., 4.15% due 8/15/2026	725,000	687,749
[e]	Columbia Pipelines Operating Co. LLC, 5.927% due 8/15/2030	11,960,000	11,779,165
	Delek Logistics Partners LP/Delek Logistics Finance Corp., 6.75% due 5/15/2025	10,848,000	10,629,847
[f]	Ecopetrol SA, 8.875% due 1/13/2033	15,431,000	15,073,927
[e]	El Paso Natural Gas Co. LLC, 3.50% due 2/15/2032	1,989,000	1,617,475
[f]	Energian Israel Finance Ltd., 8.50% due 9/30/2033	6,400,000	6,393,984
[d]	Energy Transfer LP, 8.651% (TSFR3M + 3.28%) due 11/1/2066	1,200,000	990,636
[e]	Florida Gas Transmission Co. LLC, 2.30% due 10/1/2031	3,985,000	3,032,386
	Galaxy Pipeline Assets Bidco Ltd.,
[e,f]	1.75% due 9/30/2027	7,512,511	6,937,203
[e,f]	2.16% due 3/31/2034	3,867,930	3,228,677
[e,f]	2.625% due 3/31/2036	6,630,000	5,146,206
[b,e,f,i]	Gazprom PJSC via Gaz Finance plc, 3.50% due 7/14/2031	16,000,000	9,640,160
[e]	Gray Oak Pipeline LLC, 3.45% due 10/15/2027	6,730,000	5,964,328
[e]	Gulfstream Natural Gas System LLC, 4.60% due 9/15/2025	5,000,000	4,819,300
	Kinder Morgan Energy Partners LP, 5.80% due 3/15/2035	4,450,000	4,175,880
	Kinder Morgan, Inc., 5.20% due 6/1/2033	3,846,000	3,556,742
[e]	Midwest Connector Capital Co. LLC, 4.625% due 4/1/2029	5,487,000	5,007,217
	MPLX LP, 4.95% due 9/1/2032	4,675,000	4,258,411
	Parkland Corp.,
[e,f]	4.50% due 10/1/2029	1,825,000	1,568,514
[e,f]	5.875% due 7/15/2027	3,726,000	3,538,060
	Petroleos Mexicanos,
[f]	5.95% due 1/28/2031	8,312,000	5,942,914
[f]	6.84% due 1/23/2030	4,450,000	3,472,869
[f]	8.75% due 6/2/2029	6,500,000	5,769,725
	Petroleos Mexicanos (EUR), 3.75% due 2/21/2024	4,466,000	4,651,845
[e,f]	Petrorio Luxembourg Trading Sarl, 6.125% due 6/9/2026	800,000	770,320
[d,e]	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 9.00% due 10/15/2026	848,000	814,911
[c]	Summit Midstream Partners LP, Series A, 13.101% (SOFR + 7.78%) due 10/30/2023	2,114,000	1,545,186
	Sunoco LP/Sunoco Finance Corp.,
	4.50% due 4/30/2030	2,500,000	2,165,225
	5.875% due 3/15/2028	17,500,000	16,746,100
	Tennessee Gas Pipeline Co. LLC, 7.00% due 3/15/2027	2,251,000	2,319,588
[e,f]	TMS Issuer Sarl, 5.78% due 8/23/2032	10,700,000	10,703,745
[e,f]	Var Energi ASA, 7.50% due 1/15/2028	5,000,000	5,133,150
	Williams Cos., Inc., 4.30% due 3/4/2024	11,067,000	10,983,887
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 51

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
			213,858,250
	Equity Real Estate Investment Trusts (REITs) — 2.0%
	Diversified REITs — 1.6%
	American Tower Corp.,
	1.45% due 9/15/2026	$ 1,842,000	$ 1,624,515
	3.65% due 3/15/2027	2,830,000	2,623,976
	5.80% due 11/15/2028	5,000,000	4,961,150
	Crown Castle, Inc.,
	1.05% due 7/15/2026	2,636,000	2,312,536
	5.00% due 1/11/2028	7,100,000	6,847,311
	Digital Realty Trust LP, 4.45% due 7/15/2028	4,800,000	4,491,216
	Extra Space Storage LP, 5.70% due 4/1/2028	3,257,000	3,214,529
[e]	Iron Mountain Information Management Services, Inc., 5.00% due 7/15/2032	6,085,000	5,002,113
	Iron Mountain, Inc.,
[e]	4.875% due 9/15/2029	2,000,000	1,754,700
[e]	7.00% due 2/15/2029	7,985,000	7,784,097
	Realty Income Corp., 4.70% due 12/15/2028	4,503,000	4,289,288
	Retail Opportunity Investments Partnership LP (Guaranty: Retail Opportunity Investments Corp.), 5.00% due 12/15/2023	1,500,000	1,495,800
	SBA Tower Trust,
[e]	1.631% due 5/15/2051	13,500,000	11,675,776
[e]	1.84% due 4/15/2027	3,400,000	2,912,771
[e]	1.884% due 7/15/2050	2,420,000	2,188,066
[e]	6.599% due 1/15/2028	15,000,000	15,039,205
	Service Properties Trust,
	4.35% due 10/1/2024	2,295,000	2,202,121
	4.65% due 3/15/2024	900,000	885,861
	4.95% due 2/15/2027	2,850,000	2,408,478
	5.25% due 2/15/2026	700,000	637,805
	Sun Communities Operating LP,
	2.30% due 11/1/2028	5,153,000	4,274,104
	5.70% due 1/15/2033	6,095,000	5,751,547
[e,f]	Trust Fibra Uno, 5.25% due 1/30/2026	12,784,000	12,264,714
	Vornado Realty LP,
	2.15% due 6/1/2026	9,336,500	7,929,770
	3.40% due 6/1/2031	957,000	690,179
	Real Estate Management & Development — 0.2%
[e]	Cushman & Wakefield U.S. Borrower LLC, 6.75% due 5/15/2028	13,774,000	12,701,006
	Retail REITs — 0.2%
	Retail Opportunity Investments Partnership LP, 6.75% due 10/15/2028	14,970,000	14,761,917
			142,724,551
	Financial Services — 5.4%
	Capital Markets — 1.8%
[e,f]	B3 SA - Brasil Bolsa Balcao, 4.125% due 9/20/2031	11,627,000	9,627,621
	Blackstone Private Credit Fund, 2.625% due 12/15/2026	2,995,000	2,576,569
	Blue Owl Capital Corp., 2.625% due 1/15/2027	3,989,000	3,426,790
	Blue Owl Capital Corp. III, 3.125% due 4/13/2027	6,070,000	5,188,454
	Blue Owl Credit Income Corp.,
	3.125% due 9/23/2026	7,087,000	6,227,772
	4.70% due 2/8/2027	1,910,000	1,734,261
	7.75% due 9/16/2027	2,030,000	2,012,908
	Blue Owl Technology Finance Corp.,
	2.50% due 1/15/2027	3,547,000	2,978,097
[e]	3.75% due 6/17/2026	3,540,000	3,134,422
[e]	4.75% due 12/15/2025	6,409,000	5,929,222
[e]	Burford Capital Global Finance LLC, 9.25% due 7/1/2031	12,500,000	12,622,000
[d]	Citigroup Global Markets Holdings, Inc., 6.40% due 1/29/2035	4,108,000	2,534,266
	Compass Group Diversified Holdings LLC,
[e]	5.00% due 1/15/2032	800,000	649,560
[e]	5.25% due 4/15/2029	9,633,000	8,422,421
[e,f]	FORESEA Holding SA, 7.50% due 6/15/2030	198,293	184,583
[e,g]	GTCR W-2 Merger Sub LLC/GTCR W Dutch Finance Sub BV (GBP), 8.50% due 1/15/2031	150,000	187,186
52 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[e]	GTP Acquisition Partners I LLC, Series 2015-2 Class A, 3.482% due 6/15/2050	$ 2,000,000	$ 1,910,460
	Hercules Capital, Inc.,
	2.625% due 9/16/2026	5,218,000	4,533,085
	3.375% due 1/20/2027	4,157,000	3,631,638
	LPL Holdings, Inc.,
[e]	4.00% due 3/15/2029	16,905,000	14,718,676
[e]	4.625% due 11/15/2027	3,515,000	3,255,453
[e,f]	LSEGA Financing plc, 2.00% due 4/6/2028	2,065,000	1,748,580
	Main Street Capital Corp., 3.00% due 7/14/2026	2,258,000	1,994,875
	Nasdaq, Inc., 5.55% due 2/15/2034	10,156,000	9,688,723
	Sixth Street Specialty Lending, Inc., 3.875% due 11/1/2024	4,054,000	3,932,177
[e]	StoneX Group, Inc., 8.625% due 6/15/2025	13,286,000	13,448,488
	Consumer Finance — 0.2%
[e]	FirstCash, Inc., 5.625% due 1/1/2030	17,215,000	15,461,308
	Financial Services — 3.2%
	Antares Holdings LP,
[e]	2.75% due 1/15/2027	1,630,000	1,378,328
[e]	3.75% due 7/15/2027	6,480,000	5,556,600
[e]	3.95% due 7/15/2026	9,451,000	8,505,238
[e]	7.95% due 8/11/2028	5,000,000	4,966,250
[e]	8.50% due 5/18/2025	2,750,000	2,769,057
[f]	Banco Santander SA, 5.147% due 8/18/2025	9,500,000	9,291,570
	Bank of America Corp.,
[d]	0.976% (SOFR + 0.69%) due 4/22/2025	9,500,000	9,203,600
[d]	1.734% (SOFR + 0.96%) due 7/22/2027	1,290,000	1,143,134
[d]	3.841% (SOFR + 1.11%) due 4/25/2025	2,535,000	2,499,028
[d]	4.948% (SOFR + 2.04%) due 7/22/2028	4,900,000	4,707,577
	BNP Paribas SA,
[d,e,f]	2.159% (SOFR + 1.22%) due 9/15/2029	1,350,000	1,112,427
[e,f]	3.375% due 1/9/2025	5,000,000	4,827,750
[d]	Charles Schwab Corp., 6.394% (SOFRINDX + 1.05%) due 3/3/2027	20,000,000	19,747,800
	Citigroup, Inc.,
[d]	1.462% (SOFR + 0.77%) due 6/9/2027	5,881,000	5,196,746
[d]	3.07% (SOFR + 1.28%) due 2/24/2028	3,071,000	2,785,274
[d]	6.01% (SOFR + 0.67%) due 5/1/2025	3,971,000	3,960,000
	Deutsche Bank AG,
[f]	0.898% due 5/28/2024	3,667,000	3,538,948
[d,f]	2.552% (SOFR + 1.32%) due 1/7/2028	4,760,000	4,155,052
	Goldman Sachs Group, Inc.,
[d]	1.757% (SOFR + 0.73%) due 1/24/2025	2,692,000	2,649,063
[d]	5.789% (SOFR + 0.50%) due 7/16/2024	5,092,000	4,862,758
[d]	5.844% (SOFR + 0.50%) due 9/10/2024	3,687,000	3,680,142
[d]	6.021% (SOFR + 0.70%) due 1/24/2025	2,610,000	2,603,971
[d]	6.164% (SOFR + 0.82%) due 9/10/2027	3,687,000	3,619,675
	HSBC Holdings plc,
[d,f]	1.589% (SOFR + 1.29%) due 5/24/2027	3,500,000	3,085,320
[d,f]	1.645% (SOFR + 1.54%) due 4/18/2026	3,750,000	3,483,975
[d,f]	2.206% (SOFR + 1.29%) due 8/17/2029	3,500,000	2,886,415
[d,f]	2.251% (SOFR + 1.10%) due 11/22/2027	1,350,000	1,191,011
[d,f]	4.18% (SOFR + 1.51%) due 12/9/2025	2,600,000	2,528,890
[d,f]	5.21% (SOFR + 2.61%) due 8/11/2028	2,329,000	2,241,360
[d,f]	5.923% (SOFR + 0.58%) due 11/22/2024	715,000	713,656
	JPMorgan Chase & Co.,
[d]	1.04% (TSFR3M + 0.70%) due 2/4/2027	1,896,000	1,686,511
[d]	3.54% (TSFR3M + 1.64%) due 5/1/2028	3,880,000	3,566,923
[d]	4.323% (SOFR + 1.56%) due 4/26/2028	2,434,000	2,306,653
[d]	6.263% (SOFR + 0.92%) due 2/24/2026	7,590,000	7,593,719
	Mitsubishi UFJ Financial Group, Inc.,
[d,f]	0.962% (H15T1Y + 0.45%) due 10/11/2025	9,714,000	9,181,964
[d,f]	2.309% (H15T1Y + 0.95%) due 7/20/2032	7,000,000	5,360,460
[d,f]	5.017% (H15T1Y + 1.95%) due 7/20/2028	1,750,000	1,690,938
[d,f]	5.475% (H15T1Y + 1.53%) due 2/22/2031	2,000,000	1,936,360
[d]	Morgan Stanley, 4.679% (SOFR + 1.67%) due 7/17/2026	1,560,000	1,520,282
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 53

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d,f]	NatWest Group plc, 1.642% (H15T1Y + 0.90%) due 6/14/2027	$ 2,000,000	$ 1,765,160
	Societe Generale SA,
[d,e,f]	1.792% (H15T1Y + 1.00%) due 6/9/2027	1,667,000	1,468,577
[e,f]	2.625% due 1/22/2025	3,000,000	2,852,280
[e,f]	3.875% due 3/28/2024	2,000,000	1,974,820
[d,e,f]	6.368% (SOFR + 1.05%) due 1/21/2026	2,600,000	2,582,970
[f]	Sumitomo Mitsui Financial Group, Inc., 5.852% due 7/13/2030	14,550,000	14,317,782
[d]	Truist Financial Corp., 6.047% (SOFR + 2.05%) due 6/8/2027	6,250,000	6,179,187
	UBS Group AG,
[d,e,f]	1.494% (H15T1Y + 0.85%) due 8/10/2027	2,679,000	2,335,606
[d,e,f]	4.49% (H15T1Y + 1.60%) due 8/5/2025	5,200,000	5,109,884
[d,e,f]	4.751% (H15T1Y + 1.75%) due 5/12/2028	3,600,000	3,398,904
[e]	United Wholesale Mortgage LLC, 5.50% due 11/15/2025	12,301,000	11,700,957
	Western Union Co., 2.85% due 1/10/2025	2,338,000	2,237,326
	Insurance — 0.2%
[e]	Five Corners Funding Trust III, 5.791% due 2/15/2033	8,760,000	8,598,641
[e]	Global Atlantic Fin Co., 4.40% due 10/15/2029	7,275,000	6,017,080
			376,033,194
	Food, Beverage & Tobacco — 1.4%
	Beverages — 0.4%
[e,f]	Becle SAB de CV, 2.50% due 10/14/2031	10,661,000	8,139,460
[e,f]	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL, 5.25% due 4/27/2029	16,417,000	14,776,942
	Constellation Brands, Inc., 5.00% due 2/2/2026	2,763,000	2,713,763
	Huntington Ingalls Industries, Inc., 2.043% due 8/16/2028	6,445,000	5,404,133
	Food Products — 0.3%
	Darling Ingredients, Inc.,
[e]	5.25% due 4/15/2027	3,700,000	3,528,727
[e]	6.00% due 6/15/2030	1,000,000	947,510
[d]	General Mills, Inc., 6.58% (TSFR3M + 1.27%) due 10/17/2023	2,530,000	2,530,708
	Post Holdings, Inc.,
[e]	5.50% due 12/15/2029	8,247,000	7,473,761
[e]	5.625% due 1/15/2028	8,445,000	7,994,713
	Tobacco — 0.7%
	Altria Group, Inc., 2.45% due 2/4/2032	9,890,000	7,442,818
	BAT Capital Corp.,
	2.726% due 3/25/2031	7,615,000	5,861,342
	6.343% due 8/2/2030	6,880,000	6,775,974
	7.75% due 10/19/2032	4,862,000	5,135,488
[e,f]	Imperial Brands Finance plc, 6.125% due 7/27/2027	5,000,000	4,975,100
[e]	Vector Group Ltd., 10.50% due 11/1/2026	14,927,000	14,949,540
			98,649,979
	Health Care Equipment & Services — 1.4%
	Health Care Equipment & Supplies — 0.2%
[e]	Hologic, Inc., 3.25% due 2/15/2029	9,957,000	8,414,163
[e,f]	Olympus Corp., 2.143% due 12/8/2026	5,510,000	4,910,126
	Health Care Providers & Services — 1.2%
	Centene Corp.,
	2.625% due 8/1/2031	3,950,000	3,024,357
	3.375% due 2/15/2030	6,697,000	5,588,111
	4.625% due 12/15/2029	5,775,000	5,209,281
	Charles River Laboratories International, Inc.,
[e]	3.75% due 3/15/2029	4,567,000	3,926,752
[e]	4.25% due 5/1/2028	4,480,000	4,023,891
[e]	Highmark, Inc., 1.45% due 5/10/2026	8,000,000	7,119,520
	Humana, Inc., 5.70% due 3/13/2026	11,996,000	11,943,098
[e]	IQVIA, Inc., 5.70% due 5/15/2028	5,000,000	4,857,850
	IQVIA, Inc. (EUR),
[e]	2.25% due 3/15/2029	9,460,000	8,377,028
[e]	2.875% due 6/15/2028	5,000,000	4,719,247
	Tenet Healthcare Corp.,
54 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	6.125% due 6/15/2030	$ 4,500,000	$ 4,227,165
[e]	6.75% due 5/15/2031	16,224,000	15,658,107
	Universal Health Services, Inc.,
	1.65% due 9/1/2026	6,179,000	5,444,193
	2.65% due 10/15/2030	4,646,000	3,612,823
			101,055,712
	Household & Personal Products — 1.1%
	Household Durables — 0.2%
	Newell Brands, Inc.,
	5.20% due 4/1/2026	2,129,000	2,006,178
	6.625% due 9/15/2029	9,300,000	8,883,918
	Household Products — 0.8%
[e]	Energizer Holdings, Inc., 4.75% due 6/15/2028	7,268,000	6,294,524
[e]	Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., 5.00% due 12/31/2026	4,585,000	4,159,833
	Prestige Brands, Inc.,
[e]	3.75% due 4/1/2031	6,386,000	5,140,347
[e]	5.125% due 1/15/2028	12,321,000	11,476,765
	Scotts Miracle-Gro Co.,
	4.375% due 2/1/2032	13,166,000	9,943,885
	5.25% due 12/15/2026	2,000,000	1,876,820
	Spectrum Brands, Inc.,
[e]	3.875% due 3/15/2031	9,098,000	7,373,838
[e]	5.50% due 7/15/2030	5,705,000	5,190,409
	Spectrum Brands, Inc. (EUR), 4.00% due 10/1/2026	2,900,000	2,943,384
[e]	Spectrum Brands, Inc.(EUR), 4.00% due 10/1/2026	2,000,000	2,029,920
	Personal Care Products — 0.1%
[e]	Edgewell Personal Care Co., 5.50% due 6/1/2028	9,892,000	9,159,003
			76,478,824
	Industrials — 0.5%
	Aerospace & Defense — 0.2%
	Teledyne Technologies, Inc.,
	0.95% due 4/1/2024	10,824,000	10,542,359
	2.25% due 4/1/2028	1,909,000	1,642,618
	Transportation Infrastructure — 0.3%
	Penske Truck Leasing Co. LP/PTL Finance Corp.,
[e]	3.90% due 2/1/2024	2,845,000	2,821,614
[e]	5.55% due 5/1/2028	9,940,000	9,624,206
[e]	5.75% due 5/24/2026	2,480,000	2,443,296
[e]	6.05% due 8/1/2028	3,053,000	3,015,357
[e]	6.20% due 6/15/2030	2,400,000	2,364,552
			32,454,002
	Insurance — 4.7%
	Insurance — 4.7%
[e]	American National Group LLC, 6.144% due 6/13/2032	12,684,000	11,474,708
	Arthur J Gallagher & Co., 5.50% due 3/2/2033	8,212,000	7,870,052
[e,f]	Ascot Group Ltd., 4.25% due 12/15/2030	6,889,000	5,082,773
	Brighthouse Financial Global Funding,
[e]	1.55% due 5/24/2026	2,089,000	1,849,663
[e]	2.00% due 6/28/2028	4,823,000	3,982,882
[d,e]	6.053% (SOFR + 0.76%) due 4/12/2024	4,500,000	4,474,305
	Brighthouse Financial, Inc., 5.625% due 5/15/2030	6,750,000	6,308,280
[e]	Corebridge Global Funding, 5.75% due 7/2/2026	8,940,000	8,834,508
[e,f]	DaVinciRe Holdings Ltd., 4.75% due 5/1/2025	7,678,000	7,437,525
[d]	Enstar Finance LLC, 5.75% (5-Yr. CMT + 5.468%) due 9/1/2040	3,304,000	2,902,035
	Enstar Group Ltd.,
[f]	3.10% due 9/1/2031	7,975,000	6,003,899
[f]	4.95% due 6/1/2029	4,726,000	4,358,648
	Equitable Financial Life Global Funding,
[e]	1.00% due 1/9/2026	3,000,000	2,665,980
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 55

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[e]	1.40% due 8/27/2027	$ 4,620,000	$ 3,882,509
[e]	1.80% due 3/8/2028	5,919,000	4,953,848
	F&G Annuities & Life, Inc., 7.40% due 1/13/2028	11,590,000	11,595,679
	F&G Global Funding,
[e]	1.75% due 6/30/2026	7,973,000	7,020,147
[e]	2.00% due 9/20/2028	8,458,000	6,877,454
[e]	2.30% due 4/11/2027	4,200,000	3,656,940
	Fairfax Financial Holdings Ltd.,
[f]	3.375% due 3/3/2031	1,520,000	1,234,331
[f]	4.625% due 4/29/2030	4,673,000	4,192,242
[f]	4.85% due 4/17/2028	1,105,000	1,044,236
[f]	5.625% due 8/16/2032	10,603,000	9,897,476
[e]	Fairfax U.S., Inc., 4.875% due 8/13/2024	1,187,000	1,165,860
[e,f]	Fidelis Insurance Holdings Ltd., 4.875% due 6/30/2030	4,409,000	3,443,341
	Fidelity National Financial, Inc., 3.40% due 6/15/2030	5,137,000	4,354,635
	First American Financial Corp.,
	2.40% due 8/15/2031	2,261,000	1,676,283
	4.00% due 5/15/2030	1,457,000	1,234,706
	GA Global Funding Trust,
[e]	1.625% due 1/15/2026	610,000	544,254
[e]	2.25% due 1/6/2027	2,971,000	2,603,606
[e]	3.85% due 4/11/2025	5,860,000	5,630,991
[d,e]	5.844% (SOFR + 0.50%) due 9/13/2024	5,322,000	5,242,383
	Globe Life, Inc., 4.80% due 6/15/2032	3,038,000	2,781,714
[e]	Guardian Life Global Funding, 5.55% due 10/28/2027	4,545,000	4,549,954
	Horace Mann Educators Corp., 7.25% due 9/15/2028	10,000,000	9,994,300
[e,f]	Intact Financial Corp., 5.459% due 9/22/2032	5,922,000	5,609,259
	Jackson Financial, Inc., 5.17% due 6/8/2027	2,788,000	2,688,385
	Jackson National Life Global Funding,
[e]	5.25% due 4/12/2028	6,697,000	6,226,804
[e]	5.50% due 1/9/2026	17,000,000	16,589,450
	Mercury General Corp., 4.40% due 3/15/2027	9,408,000	8,761,670
[d,e]	Nationwide Mutual Insurance Co., 7.961% (SOFR + 2.64%) due 12/15/2024	6,178,000	6,184,734
[e]	New York Life Global Funding, 4.55% due 1/28/2033	4,400,000	4,022,876
[d,e]	Pacific Life Global Funding II, 5.964% (SOFR + 0.62%) due 6/4/2026	4,533,000	4,463,373
[f]	Pentair Finance Sarl, 5.90% due 7/15/2032	9,193,000	8,977,976
	Principal Life Global Funding II,
[e]	0.50% due 1/8/2024	9,485,000	9,320,435
[e]	5.50% due 6/28/2028	6,400,000	6,254,016
[e]	Protective Life Corp., 3.40% due 1/15/2030	4,902,000	4,107,925
	Reinsurance Group of America, Inc., 6.00% due 9/15/2033	12,295,000	11,859,757
	Reliance Standard Life Global Funding II,
[e]	1.512% due 9/28/2026	4,000,000	3,470,000
[e]	2.75% due 5/7/2025	2,900,000	2,724,115
[e]	5.243% due 2/2/2026	9,630,000	9,355,641
[f]	RenaissanceRe Holdings Ltd., 5.75% due 6/5/2033	9,395,000	8,831,488
[e]	RGA Global Funding, 2.70% due 1/18/2029	9,687,000	8,219,226
[e]	Sammons Financial Group, Inc., 4.45% due 5/12/2027	2,000,000	1,830,600
[e]	Security Benefit Global Funding, 1.25% due 5/17/2024	2,404,000	2,317,360
	Stewart Information Services Corp., 3.60% due 11/15/2031	16,620,000	12,192,432
	Willis North America, Inc.,
	2.95% due 9/15/2029	3,000,000	2,556,960
	5.35% due 5/15/2033	9,835,000	9,173,301
			326,559,930
	Materials — 3.6%
	Chemicals — 0.9%
	FMC Corp., 5.15% due 5/18/2026	4,860,000	4,719,837
	International Flavors & Fragrances, Inc. (EUR), 1.80% due 9/25/2026	13,400,000	12,816,030
[e,f]	NOVA Chemicals Corp., 5.25% due 6/1/2027	9,300,000	8,067,843
[e,f]	Nufarm Australia Ltd./Nufarm Americas, Inc., 5.00% due 1/27/2030	12,383,000	10,933,322
56 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	OCP SA,
[e,f]	3.75% due 6/23/2031	$ 7,800,000	$ 6,156,774
[e,f]	4.50% due 10/22/2025	4,800,000	4,619,952
[e,f]	5.625% due 4/25/2024	4,710,000	4,681,081
[b,f,i]	Phosagro OAO Via Phosagro Bond Funding DAC, 3.05% due 1/23/2025	933,000	786,976
[e,f]	SNF Group SACA, 3.125% due 3/15/2027	8,405,000	7,412,874
	Construction Materials — 0.1%
	Vulcan Materials Co., 5.80% due 3/1/2026	4,595,000	4,576,620
	Containers & Packaging — 1.5%
	Amcor Finance USA, Inc., 5.625% due 5/26/2033	9,565,000	9,178,000
[e,f]	Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance plc, 3.25% due 9/1/2028	16,310,000	13,594,874
	Ball Corp.,
	2.875% due 8/15/2030	14,300,000	11,329,032
	3.125% due 9/15/2031	5,414,000	4,240,245
	6.00% due 6/15/2029	1,000,000	972,500
[e]	Berry Global, Inc. (EUR), 1.00% due 1/15/2025	4,019,000	4,054,395
[e]	Graphic Packaging International LLC,3.50% due 3/15/2028 - 3/1/2029	8,150,000	7,157,321
[e]	Matthews International Corp., Class C, 5.25% due 12/1/2025	15,091,000	14,465,478
[e]	OI European Group BV (EUR), 6.25% due 5/15/2028	3,000,000	3,233,473
	Sealed Air Corp.,
[e]	1.573% due 10/15/2026	13,352,000	11,612,635
[e]	5.00% due 4/15/2029	8,460,000	7,614,254
[e]	Silgan Holdings, Inc., 1.40% due 4/1/2026	20,082,000	17,825,988
	Metals & Mining — 1.0%
[f]	AngloGold Ashanti Holdings plc, 3.375% due 11/1/2028	15,715,000	13,257,174
[e]	Cleveland-Cliffs, Inc., 6.75% due 3/15/2026	16,150,000	16,116,085
[e]	Compass Minerals International, Inc., 6.75% due 12/1/2027	11,123,000	10,540,600
[b,e,f,i]	Metalloinvest Finance DAC, 3.375% due 10/22/2028	7,500,000	4,076,400
[e,f]	POSCO, 5.625% due 1/17/2026	4,650,000	4,627,866
	Stillwater Mining Co.,
[e]	4.00% due 11/16/2026	9,328,000	8,079,074
[e]	4.50% due 11/16/2029	3,050,000	2,338,465
[e,f,g]	WE Soda Investments Holding plc, 9.50% due 10/6/2028	12,000,000	12,090,000
	Trading Companies & Distributors — 0.1%
[e]	Windsor Holdings III LLC, 8.50% due 6/15/2030	7,470,000	7,374,534
			248,549,702
	Media & Entertainment — 0.8%
	Media — 0.8%
	CCO Holdings LLC/CCO Holdings Capital Corp.,
[e]	4.25% due 2/1/2031 - 1/15/2034	11,548,000	8,901,088
[e]	4.75% due 3/1/2030 - 2/1/2032	9,273,000	7,761,747
[e]	Directv Financing LLC/Directv Financing Co.-Obligor, Inc., 5.875% due 8/15/2027	3,880,000	3,431,976
[e]	News Corp., 5.125% due 2/15/2032	4,980,000	4,351,275
[e]	Sirius XM Radio, Inc., 5.00% due 8/1/2027	21,775,000	19,887,979
[e,f]	Telenet Finance Luxembourg Notes Sarl, 5.50% due 3/1/2028	14,200,000	12,827,144
			57,161,209
	Pharmaceuticals, Biotechnology & Life Sciences — 0.8%
	Biotechnology — 0.3%
	Amgen, Inc.,
	5.25% due 3/2/2033	5,000,000	4,778,300
	5.507% due 3/2/2026	6,800,000	6,749,884
	Bio-Rad Laboratories, Inc., 3.30% due 3/15/2027	2,505,000	2,309,735
	Illumina, Inc., 5.80% due 12/12/2025	5,579,000	5,541,119
[f]	Royalty Pharma plc, 1.75% due 9/2/2027	4,086,000	3,484,418
	Life Sciences Tools & Services — 0.2%
[e]	Avantor Funding, Inc. (EUR), 2.625% due 11/1/2025	11,000,000	11,112,460
	Pharmaceuticals — 0.3%
[a,b,i]	Atlas U.S. Royalty LLC Participation Rights, Zero coupon due 3/15/2027	5,450,000	545
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 57

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Bayer U.S. Finance II LLC,
[e]	4.25% due 12/15/2025	$ 2,500,000	$ 2,406,375
[d,e]	6.681% (TSFR3M + 1.27%) due 12/15/2023	4,096,000	4,096,983
	Cigna Group, 5.685% due 3/15/2026	16,515,000	16,425,653
			56,905,472
	Real Estate Management & Development — 0.0%
	Real Estate Management & Development — 0.0%
[e]	Greystar Real Estate Partners LLC, 7.75% due 9/1/2030	2,490,000	2,451,505
			2,451,505
	Semiconductors & Semiconductor Equipment — 1.2%
	Semiconductors & Semiconductor Equipment — 1.2%
[f]	Broadcom Corp./Broadcom Cayman Finance Ltd., 3.50% due 1/15/2028	1,628,000	1,478,794
	Broadcom, Inc.,
[e]	3.187% due 11/15/2036	4,861,000	3,486,115
[e]	4.00% due 4/15/2029	940,000	847,231
	4.75% due 4/15/2029	476,000	448,530
	Microchip Technology, Inc.,
	0.972% due 2/15/2024	5,137,000	5,043,507
	4.25% due 9/1/2025	11,300,000	10,935,575
	Micron Technology, Inc.,
	4.663% due 2/15/2030	1,186,000	1,080,114
	5.327% due 2/6/2029	2,031,000	1,951,141
	6.75% due 11/1/2029	9,820,000	9,982,816
	Qorvo, Inc.,
[e]	1.75% due 12/15/2024	8,500,000	8,006,150
[e]	3.375% due 4/1/2031	12,907,000	10,230,088
	4.375% due 10/15/2029	1,452,000	1,277,077
[e,f]	Renesas Electronics Corp., 1.543% due 11/26/2024	15,515,000	14,625,059
	SK Hynix, Inc.,
[e,f]	1.00% due 1/19/2024	2,800,000	2,755,704
[e,f]	1.50% due 1/19/2026	4,400,000	3,952,564
[e,f]	2.375% due 1/19/2031	2,812,000	2,116,930
[e,f]	6.25% due 1/17/2026	6,800,000	6,794,220
	Skyworks Solutions, Inc., 1.80% due 6/1/2026	1,160,000	1,031,913
			86,043,528
	Software & Services — 3.1%
	Information Technology Services — 1.0%
	Block Financial LLC, 2.50% due 7/15/2028	3,605,000	3,061,654
	Booz Allen Hamilton, Inc., 5.95% due 8/4/2033	7,440,000	7,231,457
	DXC Technology Co., 2.375% due 9/15/2028	11,657,000	9,477,141
[f]	Genpact Luxembourg Sarl, 3.375% due 12/1/2024	8,939,000	8,586,803
[f]	Genpact Luxembourg Sarl/Genpact USA, Inc., 1.75% due 4/10/2026	1,626,000	1,463,010
	Global Payments, Inc.,
	1.50% due 11/15/2024	2,230,000	2,116,827
	2.15% due 1/15/2027	1,394,000	1,228,574
	5.30% due 8/15/2029	4,441,000	4,234,183
[e,g]	GTCR W-2 Merger Sub LLC, 7.50% due 1/15/2031	3,000,000	3,003,780
	Kyndryl Holdings, Inc.,
	2.05% due 10/15/2026	3,968,000	3,458,152
	2.70% due 10/15/2028	8,296,000	6,816,077
	Leidos, Inc., 2.30% due 2/15/2031	2,220,000	1,703,384
[e]	Science Applications International Corp., 4.875% due 4/1/2028	15,749,000	14,300,722
[e]	Wipro IT Services LLC, 1.50% due 6/23/2026	3,953,000	3,532,440
	Internet Software & Services — 0.7%
[e]	Arches Buyer, Inc., 4.25% due 6/1/2028	19,319,000	16,489,926
[e]	Cogent Communications Group, Inc., 7.00% due 6/15/2027	9,567,000	9,121,752
	eBay, Inc., 5.90% due 11/22/2025	3,650,000	3,655,037
	Prosus NV,
[e,f]	3.061% due 7/13/2031	656,000	487,480
[e,f]	4.193% due 1/19/2032	11,494,000	9,161,982
58 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Prosus NV (EUR),
[e]	1.288% due 7/13/2029	$ 8,715,000	$ 6,976,330
[e]	2.031% due 8/3/2032	7,000,000	5,186,964
	Professional Services — 0.2%
[e]	Korn Ferry, 4.625% due 12/15/2027	15,003,000	13,802,760
	Software — 1.2%
[e]	Fair Isaac Corp., 4.00% due 6/15/2028	16,087,000	14,375,182
	Fidelity National Information Services, Inc.,
	1.15% due 3/1/2026	2,000,000	1,790,580
	4.70% due 7/15/2027	12,167,000	11,776,804
[e]	GoTo Group, Inc., 5.50% due 9/1/2027	6,873,000	3,766,060
[e]	Infor, Inc., 1.75% due 7/15/2025	2,250,000	2,070,518
	MSCI, Inc.,
[e]	3.875% due 2/15/2031	9,973,000	8,452,915
[e]	4.00% due 11/15/2029	6,289,000	5,523,251
	Open Text Corp.,
[e,f]	3.875% due 2/15/2028	7,761,000	6,778,768
[e,f]	6.90% due 12/1/2027	9,150,000	9,167,751
[e]	Open Text Holdings, Inc.,4.125% due 2/15/2030 - 12/1/2031	12,327,000	10,019,509
	Oracle Corp., 6.15% due 11/9/2029	6,753,000	6,855,578
	VMware, Inc., 4.50% due 5/15/2025	4,040,000	3,944,495
			219,617,846
	Technology Hardware & Equipment — 1.8%
	Communications Equipment — 0.2%
	Motorola Solutions, Inc.,
	2.30% due 11/15/2030	337,000	261,077
	5.60% due 6/1/2032	13,595,000	12,983,089
	Electronic Equipment, Instruments & Components — 1.0%
	Arrow Electronics, Inc., 6.125% due 3/1/2026	18,910,000	18,811,668
	Avnet, Inc., 6.25% due 3/15/2028	14,700,000	14,637,525
	Flex Ltd.,
[f]	4.875% due 5/12/2030	4,671,000	4,344,497
[f]	6.00% due 1/15/2028	3,886,000	3,864,899
[e,f]	Sensata Technologies BV, 5.875% due 9/1/2030	2,375,000	2,213,453
	TD SYNNEX Corp., 1.75% due 8/9/2026	13,683,000	12,013,537
	Trimble, Inc., 4.75% due 12/1/2024	6,525,000	6,413,031
	Vontier Corp.,
	1.80% due 4/1/2026	1,533,000	1,373,369
	2.40% due 4/1/2028	5,241,000	4,351,707
	2.95% due 4/1/2031	6,127,000	4,714,359
	Office Electronics — 0.2%
	CDW LLC/CDW Finance Corp.,
	3.25% due 2/15/2029	5,238,000	4,470,214
	4.25% due 4/1/2028	8,103,000	7,391,151
	Technology Hardware, Storage & Peripherals — 0.4%
	Dell International LLC/EMC Corp., 4.90% due 10/1/2026	3,464,000	3,380,725
	HP, Inc., 4.75% due 1/15/2028	11,941,000	11,444,135
	Lenovo Group Ltd.,
[e,f]	5.831% due 1/27/2028	3,885,000	3,812,312
[f]	5.875% due 4/24/2025	10,993,000	10,957,713
			127,438,461
	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 0.8%
	AT&T, Inc.,
	5.539% due 2/20/2026	22,242,000	22,081,635
[e]	6.126% due 3/19/2024	9,000,000	8,757,750
[f]	British Telecommunications plc, 4.50% due 12/4/2023	8,483,000	8,458,569
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 59

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Videotron Ltd.,
[e,f]	5.125% due 4/15/2027	$ 7,150,000	$ 6,757,036
[e,f]	5.375% due 6/15/2024	6,000,000	5,945,640
[e,f]	Virgin Media Secured Finance plc, 5.50% due 5/15/2029	1,800,000	1,605,510
	Wireless Telecommunication Services — 0.4%
	Digicel International Finance Ltd./Digicel International Holdings Ltd.,
[b,e,f,i]	due 12/31/2026	1,111,755	21,735
[e,f]	8.75% due 5/25/2024	4,866,916	4,380,836
	T-Mobile USA, Inc.,
	2.25% due 2/15/2026	2,232,000	2,055,918
	2.625% due 4/15/2026	2,708,000	2,503,871
	3.375% due 4/15/2029	10,090,000	8,870,119
	5.375% due 4/15/2027	2,965,000	2,916,997
	Vmed O2 UK Financing I plc,
[e,f]	4.25% due 1/31/2031	7,818,000	6,225,082
[e,f]	4.75% due 7/15/2031	1,500,000	1,214,055
			81,794,753
	Transportation — 0.2%
	Air Freight & Logistics — 0.2%
	Ryder System, Inc.,
	5.25% due 6/1/2028	6,533,000	6,363,403
	5.65% due 3/1/2028	7,244,000	7,163,737
	Passenger Airlines — 0.0%
	American Airlines Pass Through Trust, Series 2016-3 Class B, 3.75% due 4/15/2027	668,058	624,173
[e]	British Airways Pass Through Trust, Series 2020-1 Class A, 4.25% due 5/15/2034	954,222	856,548
			15,007,861
	Utilities — 5.8%
	Electric Utilities — 4.6%
	AEP Texas, Inc.,
	5.40% due 6/1/2033	5,106,000	4,864,435
	Series I, 2.10% due 7/1/2030	3,800,000	2,998,010
[e,f]	AES Espana BV, 5.70% due 5/4/2028	15,177,000	13,607,243
[e]	Alexander Funding Trust, 1.841% due 11/15/2023	18,263,000	18,137,351
	Allegion U.S. Holding Co., Inc., 5.411% due 7/1/2032	7,922,000	7,434,242
[e]	Alliant Energy Finance LLC, 1.40% due 3/15/2026	1,500,000	1,329,015
	American Electric Power Co., Inc.,
	2.031% due 3/15/2024	3,302,000	3,238,304
	5.699% due 8/15/2025	4,750,000	4,721,642
	Appalachian Power Co.,
	Series AA, 2.70% due 4/1/2031	4,705,000	3,780,938
	Series BB, 4.50% due 8/1/2032	3,327,000	2,979,462
	Black Hills Corp.,
	1.037% due 8/23/2024	8,226,000	7,861,999
	2.50% due 6/15/2030	1,000,000	798,820
	5.95% due 3/15/2028	5,387,000	5,386,838
	6.15% due 5/15/2034	6,135,000	5,969,600
[e]	Boston Gas Co., 3.757% due 3/16/2032	6,140,000	5,143,048
[d]	CenterPoint Energy, Inc., 5.991% (SOFRINDX + 0.65%) due 5/13/2024	2,500,000	2,499,425
	Comision Federal de Electricidad,
[e,f]	3.348% due 2/9/2031	3,020,000	2,364,267
[e,f]	4.688% due 5/15/2029	5,000,000	4,497,750
[f]	5.00% due 9/29/2036	6,636,400	5,650,563
	Dominion Energy, Inc., 5.375% due 11/15/2032	5,000,000	4,773,900
	DTE Energy Co., 4.875% due 6/1/2028	12,452,000	12,022,904
	Enel Finance International NV,
[e,f]	1.375% due 7/12/2026	2,750,000	2,430,010
[e,f]	1.875% due 7/12/2028	16,900,000	14,033,084
[e,f]	2.25% due 7/12/2031	3,843,000	2,908,344
[e,f]	5.00% due 6/15/2032	1,927,000	1,750,525
[e,f]	7.50% due 10/14/2032	2,400,000	2,561,256
	Entergy Texas, Inc.,
60 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	1.50% due 9/1/2026	$ 5,866,000	$ 5,109,227
	3.45% due 12/1/2027	3,000,000	2,722,950
	Evergy Metro, Inc., 4.95% due 4/15/2033	4,663,000	4,372,775
[e]	Evergy Missouri West, Inc., 3.75% due 3/15/2032	4,100,000	3,423,500
	Eversource Energy,
	5.125% due 5/15/2033	4,950,000	4,611,767
	5.45% due 3/1/2028	5,181,000	5,126,859
	Georgia Power Co., 4.70% due 5/15/2032	9,808,000	9,083,189
	ITC Holdings Corp.,
[e]	4.95% due 9/22/2027	4,910,000	4,777,086
[e]	5.40% due 6/1/2033	19,800,000	18,799,704
[e]	Metropolitan Edison Co., 5.20% due 4/1/2028	1,475,000	1,436,798
[e]	Mid-Atlantic Interstate Transmission LLC, 4.10% due 5/15/2028	945,000	877,603
[e]	Midland Cogeneration Venture LP, 6.00% due 3/15/2025	77,759	76,756
[e]	Monongahela Power Co., 3.55% due 5/15/2027	3,305,000	3,055,175
[e]	New York State Electric & Gas Corp., 5.65% due 8/15/2028	15,000,000	14,867,100
	NextEra Energy Capital Holdings, Inc.,
[d]	5.741% (SOFRINDX + 0.40%) due 11/3/2023	2,500,000	2,499,800
	5.749% due 9/1/2025	7,416,000	7,394,049
	6.051% due 3/1/2025	4,700,000	4,707,379
	Niagara Mohawk Power Corp.,
[e]	3.508% due 10/1/2024	2,236,000	2,177,484
[e]	4.278% due 12/15/2028	10,186,000	9,470,332
	Oklahoma Gas & Electric Co., 5.40% due 1/15/2033	7,669,000	7,403,653
	Pacific Gas & Electric Co.,
	3.25% due 2/16/2024	8,680,000	8,578,184
	3.75% due 2/15/2024	9,367,000	9,274,079
[e]	Pennsylvania Electric Co., 5.15% due 3/30/2026	5,230,000	5,132,408
	Puget Energy, Inc.,
	2.379% due 6/15/2028	2,980,000	2,546,529
	4.10% due 6/15/2030	1,950,000	1,697,007
	4.224% due 3/15/2032	3,655,000	3,114,901
	Southern Co.,
	3.25% due 7/1/2026	6,725,000	6,304,620
	5.113% due 8/1/2027	6,096,000	5,976,945
	System Energy Resources, Inc., 6.00% due 4/15/2028	2,212,000	2,161,611
[e]	Toledo Edison Co., 2.65% due 5/1/2028	3,933,000	3,352,371
[e]	Vistra Operations Co. LLC, 4.875% due 5/13/2024	12,188,000	12,050,154
	Xcel Energy, Inc., 5.45% due 8/15/2033	7,100,000	6,780,287
	Gas Utilities — 1.1%
[e]	Brooklyn Union Gas Co., 4.632% due 8/5/2027	5,142,000	4,869,423
[e,f]	ENN Clean Energy International Investment Ltd., 3.375% due 5/12/2026	9,524,000	8,730,556
[e]	KeySpan Gas East Corp., 5.994% due 3/6/2033	14,587,000	14,041,154
	NiSource, Inc., 5.25% due 3/30/2028	3,444,000	3,375,396
	Northwest Natural Gas Co., 5.75% due 3/15/2033	7,310,000	6,989,310
	Piedmont Natural Gas Co., Inc., 5.40% due 6/15/2033	4,945,000	4,717,035
	Southern Co. Gas Capital Corp., 5.15% due 9/15/2032	6,950,000	6,548,846
	Southwest Gas Corp.,
	2.20% due 6/15/2030	7,880,000	6,183,357
	4.05% due 3/15/2032	5,870,000	5,075,026
	5.45% due 3/23/2028	680,000	669,256
	5.80% due 12/1/2027	4,610,000	4,601,932
[d]	Spire Missouri, Inc., 5.844% (SOFR + 0.50%) due 12/2/2024	12,345,000	12,315,866
	Multi-Utilities — 0.1%
[e,f,g]	Aegea Finance Sarl, 9.00% due 1/20/2031	2,000,000	2,014,260
			402,836,674
	Total Corporate Bonds (Cost $3,464,084,362)		3,241,536,276
	Convertible Bonds — 0.3%
	Equity Real Estate Investment Trusts (REITs) — 0.2%
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 61

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Diversified REITs — 0.2%
[e]	Radius Global Infrastructure, Inc., 2.50% due 9/15/2026	$ 11,200,000	$ 11,173,456
			11,173,456
	Media & Entertainment — 0.1%
	Media — 0.1%
	Comcast Holdings Corp. (Guaranty: Comcast Corp.), 2.00% due 10/15/2029	15,486,000	8,347,728
			8,347,728
	Total Convertible Bonds (Cost $20,601,346)		19,521,184
	Long-Term Municipal Bonds — 0.1%
	California Health Facilities Financing Authority, 7.875% due 2/1/2026	1,255,000	1,256,726
	City of Detroit GO,
	Series B,
	2.189% due 4/1/2024	275,000	268,529
	2.511% due 4/1/2025	465,000	435,759
	New Jersey Transportation Trust Fund Authority, ETM, Series B, 2.631% due 6/15/2024	1,565,000	1,532,281
	New York Transportation Development Corp., 4.248% due 9/1/2035	2,530,000	2,386,617
	Total Long-Term Municipal Bonds (Cost $6,086,701)		5,879,912
	Other Government — 0.7%
	Finance Department Government of Sharjah,
[e,f]	3.625% due 3/10/2033	14,382,000	11,328,701
[e,f]	6.50% due 11/23/2032	4,786,000	4,750,679
	Indonesia Treasury Bond (IDR),
	Series FR75, 7.50% due 5/15/2038	36,895,000,000	2,487,208
	Series FR79, 8.375% due 4/15/2039	44,919,000,000	3,313,834
	Series FR83, 7.50% due 4/15/2040	44,090,000,000	2,974,955
	Nigeria Government International Bond,
[e,f]	7.625% due 11/28/2047	10,000,000	6,638,100
[e,f]	8.25% due 9/28/2051	4,300,000	2,971,902
[f]	Panama Bonos del Tesoro, Series DOM, 6.375% due 7/25/2033	12,710,000	12,075,390
	Total Other Government (Cost $49,402,536)		46,540,769
	U.S. Treasury Securities — 12.1%
	United States Treasury Inflation Indexed Bonds,
	0.125%, 2/15/2051	11,740,700	6,539,487
	0.25%, 2/15/2050	21,662,487	12,761,963
	1.50%, 2/15/2053	26,515,231	21,943,140
	1.75%, 1/15/2028	106,034,262	102,998,397
	United States Treasury Notes,
	0.625%, 5/15/2030	11,841,000	9,163,824
	1.125%, 8/31/2028	60,000,000	50,812,500
	1.25%, 6/30/2028	50,000,000	42,816,407
	1.375%, 11/15/2040	9,700,000	5,738,156
	1.75%, 8/15/2041	38,350,000	23,884,859
	2.50%, 2/15/2045	11,700,000	7,945,031
	2.75%, 8/15/2032	64,434,000	55,795,817
	2.875%, 5/15/2032	98,451,000	86,421,518
	3.375%, 5/15/2033	42,739,000	38,765,609
	3.50%, 2/15/2033	72,219,000	66,272,217
	4.125%, 11/15/2032	46,188,000	44,549,769
	United States Treasury Notes Inflationary Index,
	0.125%, 4/15/2025 - 7/15/2030	121,060,819	110,310,950
	0.625%, 7/15/2032	28,865,096	25,152,328
	1.25%, 4/15/2028	77,930,067	74,088,722
	1.625%, 10/15/2027	61,450,518	59,656,506
	Total U.S. Treasury Securities (Cost $878,918,101)		845,617,200
62 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	U.S. Government Agencies — 0.1%
[c,d,e]	Farm Credit Bank of Texas, Series 4, 5.70% (5-Yr. CMT + 5.42%), 9/15/2025	$ 9,580,000	$ 8,908,823
	Total U.S. Government Agencies (Cost $9,785,202)		8,908,823
	Mortgage Backed — 18.4%
	Angel Oak Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2022-1 Class B1, 4.024% due 12/25/2066	4,575,000	2,506,269
[d,e]	Series 2022-6 Class A3, 4.30% due 7/25/2067	4,558,364	3,947,263
[d,e]	Series 2023-1 Class A1, 4.75% due 9/26/2067	14,307,101	13,509,485
[d,e]	Series 2023-2 Class A1, 4.65% due 10/25/2067	7,120,736	6,657,534
	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2019-1 Class A1, 3.805% due 1/25/2049	811,110	750,838
[d,e]	Series 2019-3 Class A1, 2.962% due 10/25/2048	1,541,184	1,379,847
[d,e]	Series 2021-1R Class A1, 1.175% due 10/25/2048	3,153,207	2,463,157
[d,e]	Barclays Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2022-INV1 Class A3, 4.53% due 2/25/2062	15,464,722	13,682,359
[d]	Bear Stearns ARM Trust, Whole Loan Securities Trust CMO, Series 2003-6 Class 2B1, 6.053% due 8/25/2033	24,047	24,047
[d,e,g]	BPR Trust, CMBS, Series 2023-BRK2 Class A, 7.146% due 11/5/2028	4,250,000	4,249,785
[e]	BRAVO Residential Funding Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1C, 3.50% due 3/25/2058	801,520	784,711
[e]	BXP Trust, CMBS, Series 2021-601L Class A, 2.618% due 1/15/2044	6,760,000	4,974,503
[d,e]	Cascade MH Asset Trust, Whole Loan Securities Trust CMO, Series 2021-MH1 Class B3, 7.711% due 2/25/2046	1,936,119	1,423,750
[e]	Century Plaza Towers, CMBS, Series 2019-CPT Class A, 2.865% due 11/13/2039	4,720,000	3,747,980
	Chase Home Lending Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2019-1 Class B4, 3.892% due 3/25/2050	713,111	554,144
[d,e]	Series 2019-1 Class B5, 3.892% due 3/25/2050	367,926	223,268
[d,e]	Series 2019-1 Class B6, 3.892% due 3/25/2050	521,093	207,695
[d,e]	Chase Mortgage Finance Corp., Whole Loan Securities Trust CMO, Series 2016-SH2 Class M4, 3.75% due 12/25/2045	2,461,411	2,085,501
	CHNGE Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2022-1 Class A1, 3.007% due 1/25/2067	3,601,871	3,173,618
[d,e]	Series 2022-1 Class B2, 4.547% due 1/25/2067	4,700,000	3,072,496
[d,e]	Series 2022-2 Class B2, 4.622% due 3/25/2067	7,015,000	4,442,013
[d,e]	Series 2023-1 Class A1, 7.065% due 3/25/2058	12,444,402	12,320,933
	CIM Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2018-INV1 Class A4, 4.00% due 8/25/2048	168,001	147,863
[d,e,h]	Series 2020-J1 Class AIO1, 0.443% due 7/25/2050	14,371,493	226,401
[d,e,h]	Series 2020-J1 Class AIO2, 0.50% due 7/25/2050	12,818,106	248,658
[d,e,h]	Series 2020-J1 Class AIOS, 0.20% due 6/25/2050	17,553,225	115,978
[d,e]	Series 2020-J1 Class B4, 3.443% due 7/25/2050	337,609	257,389
[d,e]	Series 2020-J1 Class B5, 3.443% due 7/25/2050	169,713	92,600
[d,e]	Series 2020-J1 Class B6, 3.443% due 7/25/2050	324,200	112,323
[d,e,h]	Series 2020-J2 Class AX1, 0.259% due 1/25/2051	106,093,823	1,052,811
[d,e,h]	Series 2020-J2 Class AXS, 0.21% due 1/25/2051	113,013,129	938,766
[d,e]	Series 2020-J2 Class B4, 2.759% due 1/25/2051	491,000	178,011
[d,e]	Series 2020-J2 Class B5, 2.759% due 1/25/2051	164,000	57,977
[d,e]	Series 2020-J2 Class B6, 2.759% due 1/25/2051	654,523	166,982
[d,e]	Series 2023-I1 Class M1, 7.143% due 4/25/2058	10,705,000	10,158,746
[d,e]	Series 2023-I2 Class A1, 6.639% due 12/25/2067	14,432,947	14,414,911
	Citigroup Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[d]	Series 2004-HYB2 Class B1, 4.655% due 3/25/2034	22,820	19,559
[d,e]	Series 2014-A Class A, 4.00% due 1/25/2035	379,942	352,507
[d,e]	Series 2020-EXP1 Class B1, 4.467% due 5/25/2060	1,180,900	885,470
[d,e]	Series 2020-EXP1 Class B2, 4.467% due 5/25/2060	770,600	513,955
[d,e]	Series 2020-EXP1 Class B3, 4.467% due 5/25/2060	386,242	220,535
[e,h]	Series 2020-EXP1 Class XS, due 5/25/2060	20,576,870	827,519
[d,e]	Series 2020-EXP2 Class B5, 3.862% due 8/25/2050	153,000	77,539
[d,e]	Series 2020-EXP2 Class B6, 3.862% due 8/25/2050	372,000	149,235
[d,e]	Series 2021-J1 Class B4, 2.611% due 4/25/2051	375,000	142,514
[d,e]	Series 2021-J1 Class B5, 2.611% due 4/25/2051	616,000	200,781
[d,e]	Series 2021-J1 Class B6, 2.611% due 4/25/2051	453,829	116,881
[d,e]	Series 2021-J2 Class B4, 2.769% due 7/25/2051	2,281,541	810,182
[d,e]	Series 2021-J2 Class B5, 2.769% due 7/25/2051	623,000	214,421
[d,e]	Series 2021-J2 Class B6, 2.769% due 7/25/2051	1,247,350	303,851
[d,e]	Series 2021-J3 Class B4, 2.859% due 9/25/2051	1,032,000	377,737
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 63

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d,e]	Series 2021-J3 Class B5, 2.859% due 9/25/2051	$ 173,000	$ 62,988
[d,e]	Series 2021-J3 Class B6, 2.859% due 9/25/2051	590,214	161,653
[d,e,h]	Series 2022-INV1 Class A5IX, 0.294% due 11/27/2051	204,409,760	2,820,078
[d,e]	Series 2022-INV1 Class B4, 3.294% due 11/27/2051	1,331,777	866,146
[d,e]	Series 2022-INV1 Class B6, 3.294% due 11/27/2051	3,357,429	1,234,694
[d,e]	Series 2022-J1 Class B4, 2.906% due 2/25/2052	700,598	264,880
[d,e]	Series 2022-J1 Class B5, 2.906% due 2/25/2052	527,000	176,590
[d,e]	Series 2022-J1 Class B6, 2.906% due 2/25/2052	1,404,735	372,506
[d,e]	Cross Mortgage Trust, Whole Loan Securities Trust CMO, Series 2023-H1 Class A1, 6.615% due 3/25/2068	9,809,125	9,787,549
[d,e]	CSMC Trust, CMBS, Series 2021-BPNY Class A, 9.162% (TSFR1M + 3.83%) due 8/15/2026	13,600,000	11,703,105
	CSMC Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2013-HYB1 Class B3, 6.653% due 4/25/2043	75,421	74,445
[d,e]	Series 2019-AFC1 Class B2, 5.223% due 7/25/2049	2,366,448	1,869,922
[d,e]	Series 2019-RP10 Class A1, 3.064% due 12/26/2059	12,312,175	12,155,270
[d,e,h]	Series 2021-AFC1 Class AIOS, 0.25% due 3/25/2056	53,111,315	430,079
[d,e]	Series 2021-AFC1 Class B3, 4.339% due 3/25/2056	146,228	93,421
[d,e,h]	Series 2021-AFC1 Class XS, 3.299% due 3/25/2056	53,111,315	9,009,790
[d,e]	Series 2021-NQM3 Class A1, 1.015% due 4/25/2066	2,550,261	2,045,904
[d,e]	Series 2021-NQM3 Class B2, 4.128% due 4/25/2066	2,650,000	1,536,574
[d,e]	Series 2021-NQM8 Class B2, 4.217% due 10/25/2066	3,478,650	2,176,216
[d,e]	Series 2022-ATH2 Class A1, 4.547% due 5/25/2067	5,793,038	5,449,558
[d,e]	Series 2022-NQM5 Class A3, 5.169% due 5/25/2067	3,814,739	3,680,485
[e]	DC Office Trust, CMBS, Series 2019-MTC Class A, 2.965% due 9/15/2045	3,020,000	2,381,640
[d,e]	Deephaven Residential Mortgage Trust, Whole Loan Securities Trust CMO, Series 2021-1 Class A1, 0.715% due 5/25/2065	772,204	694,754
	Ellington Financial Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2019-2 Class A1, 2.739% due 11/25/2059	1,014,040	922,091
[d,e]	Series 2021-2 Class A1, 0.931% due 6/25/2066	2,939,747	2,198,368
[d,e]	Series 2022-1 Class B2, 3.882% due 1/25/2067	6,901,000	3,815,187
	Federal Home Loan Mtg Corp.,
[d]	Pool 1L0322, 3.071% (H15T1Y + 2.07%) due 2/1/2048	2,679,924	2,679,598
[d]	Pool 760025, 3.661% (5-Yr. CMT + 1.310%) due 10/1/2047	3,450,923	3,274,404
[d]	Pool 841097, 3.10% (5-Yr. CMT + 1.300%) due 9/1/2048	5,313,015	4,978,473
[d]	Pool 841355, 1.908% (2.15% - SOFR30A) due 11/1/2051	5,795,798	5,138,559
[d]	Pool 841362, 1.719% (2.15% - SOFR30A) due 2/1/2052	6,421,079	5,629,460
[d]	Pool 841377, 1.953% (2.23% - SOFR30A) due 4/1/2052	6,790,405	5,877,391
[d]	Pool 841463, 2.152% (2.18% - SOFR30A) due 7/1/2052	17,339,772	14,510,822
	Pool RE6097, 2.00% due 5/1/2051	12,686,008	9,294,111
[d,h]	Federal Home Loan Mtg Corp., Multifamily Structured Pass Through Certificates, CMBS, Series KIR1 Class X, 1.17% due 3/25/2026	32,968,862	689,647
	Federal Home Loan Mtg Corp., UMBS Collateral,
	Pool RA7373, 3.00% due 5/1/2052	3,266,061	2,712,792
[g]	Pool SD0674, 2.50% due 9/1/2051	13,635,441	10,853,729
	Pool SD1374, 3.00% due 3/1/2052	8,303,791	6,878,010
	Pool SD1588, 5.00% due 9/1/2052	5,767,390	5,467,130
	Pool SD1626, 5.00% due 10/1/2052	8,000,616	7,612,794
	Pool SD8205, 2.50% due 4/1/2052	19,917,615	15,811,486
	Pool SD8206, 3.00% due 4/1/2052	72,965,499	60,447,511
	Pool SD8212, 2.50% due 5/1/2052	20,003,073	15,879,326
	Pool SD8219, 2.50% due 6/1/2052	11,457,567	9,095,524
	Pool SD8242, 3.00% due 9/1/2052	47,628,349	39,440,594
[g]	Pool SD8367, 5.50% due 10/1/2053	17,500,000	16,908,532
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO,
[d,e]	Series 2017-SC01 Class M1, 3.645% due 12/25/2046	291,060	278,981
[d,e]	Series 2017-SC02 Class M1, 3.868% due 5/25/2047	149,537	139,777
	Federal National Mtg Assoc.,
[d]	Pool BH4523, 1.863% (5-Yr. CMT + 1.150%) due 4/1/2047	5,518,578	5,061,136
[d]	Pool BH4524, 2.143% (5-Yr. CMT + 1.150%) due 6/1/2046	10,342,404	9,437,376
[d]	Pool BM6885, 1.614% (2.21% - SOFR30A) due 12/1/2051	7,701,771	6,757,869
	Pool BM6899, 2.50% due 1/1/2052	10,903,958	8,461,443
[d]	Pool BM6929, 1.924% (2.13% - SOFR30A) due 7/1/2051	7,670,051	6,832,225
[d]	Pool BO9998, 2.738% (H15T1Y + 2.03%) due 3/1/2048	4,234,752	3,913,803
[d]	Pool BU9934, 1.844% (2.37% - SOFR30A) due 2/1/2052	15,733,026	13,402,559
[d]	Pool CB2214, 1.553% (2.20% - SOFR30A) due 11/1/2051	8,608,610	7,559,399
	Federal National Mtg Assoc., CMO REMIC, Series 1994-37 Class L, 6.50% due 3/25/2024	25	25
64 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Federal National Mtg Assoc., UMBS Collateral,
	Pool BV2784, 2.50% due 2/1/2052	$ 4,135,643	$ 3,284,203
	Pool BW8669, 5.00% due 9/1/2052	5,173,941	4,879,986
	Pool CB1810, 3.00% due 10/1/2051	7,913,899	6,555,064
	Pool CB3880, 5.00% due 6/1/2052	3,110,545	2,948,605
	Pool FS2122, 3.00% due 3/1/2052	45,494,751	37,763,141
	Pool FS2239, 2.50% due 7/1/2052	23,513,541	18,666,091
[g]	Pool FS5447, 2.50% due 9/1/2052	40,402,036	32,172,692
	Pool MA4493, 2.50% due 12/1/2051	15,313,953	12,180,472
	Pool MA4512, 2.50% due 1/1/2052	42,886,902	34,103,578
	Pool MA4578, 2.50% due 4/1/2052	11,556,032	9,173,690
	Pool MA4598, 2.50% due 5/1/2052	15,423,689	12,244,008
	Pool MA4599, 3.00% due 5/1/2052	60,045,806	49,737,342
	Pool MA4623, 2.50% due 6/1/2052	44,703,743	35,487,812
	Pool MA4730, 3.00% due 9/1/2052	21,771,003	18,028,366
	Pool MA5138, 5.50% due 9/1/2053	9,841,190	9,508,576
	Pool MA5139, 6.00% due 9/1/2053	9,046,174	8,927,512
	First Republic Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e,h]	Series 2020-1 Class A2IO, 1.246% due 4/25/2050	120,764,432	2,248,416
[d,e]	Series 2020-1 Class B3, 2.886% due 4/25/2050	1,412,249	1,110,606
[d,e]	Series 2020-1 Class B4, 2.886% due 4/25/2050	1,325,000	829,070
[d,e]	Series 2020-1 Class B5, 2.886% due 4/25/2050	470,000	282,801
[d,e]	Series 2020-1 Class B6, 2.886% due 4/25/2050	755,000	344,505
	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2017-1 Class 2A2, 3.00% due 3/25/2047	230,236	203,069
[d,e]	Series 2018-3INV Class B4, 4.461% due 5/25/2048	5,265,189	4,234,288
[d,e]	Series 2019-2 Class B3, 4.031% due 12/25/2049	3,576,470	3,001,528
[d,e,h]	Series 2020-2 Class AX1, 0.668% due 8/25/2050	26,325,323	628,512
[d,e,h]	Series 2020-2 Class AX2, 0.50% due 8/25/2050	4,511,455	86,401
[d,e]	Series 2020-2 Class B4, 3.668% due 8/25/2050	205,380	147,008
[d,e]	Series 2020-2 Class B5, 3.668% due 8/25/2050	613,325	430,360
[d,e]	Series 2020-2 Class B6C, 3.607% due 8/25/2050	819,783	386,956
[d,e,h]	Series 2021-13IN Class AX1, 0.184% due 12/30/2051	169,706,583	1,319,554
[d,e,h]	Series 2021-13IN Class AX17, 0.18% due 12/30/2051	14,030,063	124,723
[d,e,h]	Series 2021-13IN Class AX4, 0.50% due 12/30/2051	12,832,032	330,907
[d,e]	Series 2021-13IN Class B4, 3.364% due 12/30/2051	2,574,461	1,659,531
[d,e]	Series 2021-13IN Class B5, 3.364% due 12/30/2051	469,324	276,885
[d,e]	Series 2021-13IN Class B6C, 3.158% due 12/30/2051	4,090,752	2,004,796
[d,e]	FREMF Mortgage Trust, CMBS, Series 2016-KF24 Class B, 10.426% (SOFR30A + 5.11%) due 10/25/2026	307,592	292,065
	GCAT Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2019-NQM3 Class A1, 2.686% due 11/25/2059	706,599	652,881
[d,e]	Series 2021-CM1 Class A, 1.469% due 4/25/2065	3,378,428	3,047,653
[d,e]	Series 2021-CM2 Class A1, 2.352% due 8/25/2066	7,936,795	7,067,510
[d,e]	Series 2021-NQM1 Class M1, 2.316% due 1/25/2066	6,112,000	3,483,445
[d,e]	Series 2021-NQM4 Class A1, 1.093% due 8/25/2066	3,880,356	2,893,886
[d]	GS Mortgage-Backed Securities Corp. Trust, Whole Loan Securities Trust CMO, Series 2023-CCM1 Class A1, 6.65% due 8/25/2053	13,285,985	13,268,682
	GS Mortgage-Backed Securities Trust, Whole Loan Securities Trust CMO,
[d,e,h]	Series 2020-INV1 Class A11X, 3.412% due 10/25/2050	950,215	140,586
[d,e,h]	Series 2020-INV1 Class A12X, 2.924% due 10/25/2050	11,377,401	1,442,849
[d,e,h]	Series 2020-INV1 Class AIOS, 0.19% due 10/25/2050	60,894,222	423,270
[d,e,h]	Series 2020-INV1 Class AX1, due 10/25/2050	41,136,297	411
[d,e,h]	Series 2020-INV1 Class AX2, 0.424% due 10/25/2050	2,050,463	23,914
[d,e,h]	Series 2020-INV1 Class AX4, 0.926% due 10/25/2050	2,207,299	56,483
[d,e]	Series 2020-INV1 Class B4, 3.85% due 10/25/2050	1,254,298	896,100
[d,e]	Series 2020-INV1 Class B5, 3.85% due 10/25/2050	1,257,267	950,183
[d,e]	Series 2020-INV1 Class B6, 3.85% due 10/25/2050	2,935,442	1,662,272
[d,e,h]	Series 2020-INV1 Class BX, 0.35% due 10/25/2050	14,311,121	165,631
[d,e,h]	Series 2020-PJ3 Class A11X, 3.50% due 10/25/2050	2,441,190	309,150
[d,e]	Series 2023-PJ2 Class A4, 5.50% due 5/25/2053	7,175,380	6,822,191
[d,e]	Homeward Opportunities Fund I Trust, Whole Loan Securities Trust CMO, Series 2020-2 Class B3, 5.469% due 5/25/2065	14,305,000	12,167,360
[d,e]	Homeward Opportunities Fund Trust, Whole Loan Securities Trust CMO, Series 2022-1 A Class A1, 5.082% due 7/25/2067	5,515,372	5,342,917
[e]	Houston Galleria Mall Trust, CMBS, Series 2015-HGLR Class A1A2, 3.087% due 3/5/2037	16,067,500	15,050,167
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 65

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Imperial Fund Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2021-NQM3 Class B2, 4.143% due 11/25/2056	$ 5,408,000	$ 3,185,692
[d,e]	Series 2021-NQM4 Class A1, 2.091% due 1/25/2057	4,279,137	3,423,886
[d,e]	Series 2021-NQM4 Class B2, 4.10% due 1/25/2057	2,500,000	1,449,270
[d,e]	Series 2022- NQM1 Class A1, 2.493% due 2/25/2067	16,689,819	14,237,815
[d,e]	Series 2022-NQM2 Class B2, 4.20% due 3/25/2067	15,600,000	8,854,424
[d,e]	Series 2022-NQM4 Class A1, 4.767% due 6/25/2067	13,268,419	12,449,733
[d,e]	Series 2022-NQM4 Class A3, 5.04% due 6/25/2067	4,018,956	3,712,047
[d,e]	Series 2022-NQM6 Class A1, 6.819% due 10/25/2067	8,975,505	8,910,160
	JPMorgan Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2015-4 Class B4, 3.539% due 6/25/2045	830,166	471,263
[d,e]	Series 2016-5 Class B4, 6.87% due 12/25/2046	1,630,300	1,515,603
[d,e]	Series 2016-5 Class B5, 6.87% due 12/25/2046	1,235,587	1,032,269
[d,e]	Series 2017-5 Class B6, 3.542% due 10/26/2048	3,020,511	2,036,877
[d,e]	Series 2019-8 Class B4, 4.158% due 3/25/2050	3,343,232	2,689,589
[d,e,h]	Series 2020-3 Class AX1, 0.144% due 8/25/2050	9,731,940	33,975
[d,e,h]	Series 2020-4 Class A11X, (5.14% - TSFR1M) due 11/25/2050	1,910,930	78,601
[d,e,h]	Series 2020-4 Class A3X, 0.50% due 11/25/2050	8,662,884	161,239
[d,e,h]	Series 2020-4 Class AX1, 0.097% due 11/25/2050	31,997,571	93,164
[d,e,h]	Series 2020-4 Class AX3, 3.50% due 11/25/2050	885,238	115,925
[d,e,h]	Series 2020-4 Class AX4, 0.55% due 11/25/2050	2,043,103	41,815
[d,e]	Series 2020-4 Class B4, 3.647% due 11/25/2050	1,293,053	1,008,392
[d,e]	Series 2020-4 Class B5, 3.647% due 11/25/2050	596,293	395,361
[d,e]	Series 2020-4 Class B6, 3.078% due 11/25/2050	1,054,996	387,141
[d,e]	Series 2020-7 Class B4, 3.505% due 1/25/2051	612,820	465,482
[d,e]	Series 2020-7 Class B5, 3.505% due 1/25/2051	427,484	211,251
[d,e]	Series 2020-7 Class B6, 3.505% due 1/25/2051	588,627	198,950
[d,e]	Series 2020-LTV1 Class B3A, 3.773% due 6/25/2050	2,715,252	2,070,744
[d,e]	Series 2021-11 Class B5, 3.026% due 1/25/2052	2,329,481	1,375,173
[d,e]	Series 2021-11 Class B6, 2.922% due 1/25/2052	2,679,248	1,069,562
[d,e]	Series 2021-LTV2 Class A1, 2.52% due 5/25/2052	13,736,960	10,636,372
[d,e]	Series 2022- LTV1 Class A1, 3.25% due 7/25/2052	17,574,370	14,247,651
[d,e]	Series 2022-2 Class B4, 3.131% due 8/25/2052	3,250,498	2,002,957
[d,e]	Series 2022-2 Class B5, 3.131% due 8/25/2052	1,728,906	883,501
[d,e]	Series 2022-2 Class B6, 2.978% due 8/25/2052	1,813,305	517,647
[d,e]	Series 2022-3 Class B4, 3.113% due 8/25/2052	2,668,638	1,626,326
[d,e]	Series 2022-3 Class B5, 3.113% due 8/25/2052	1,697,873	637,915
[d,e]	Series 2022-3 Class B6, 2.219% due 8/25/2052	1,443,529	412,966
[d,e]	Series 2022-DSC1 Class A1, 4.75% due 1/25/2063	8,971,903	8,109,649
[d,e]	Series 2023-1 Class A2, 5.50% due 6/25/2053	7,293,480	6,933,978
[d,e]	Series 2023-3 Class A4B, 5.50% due 10/25/2053	9,238,026	8,905,358
[d,e]	JPMorgan Wealth Management, Whole Loan Securities Trust CMO, Series 2021-CL1 Class M1, 6.615% (SOFR30A + 1.30%) due 3/25/2051	4,275,071	4,068,230
[d,e]	Legacy Mortgage Asset Trust, Whole Loan Securities Trust CMO, Series 2019-GS7 Class A1, 6.25% due 11/25/2059	2,092,075	2,072,597
	Mello Mortgage Capital Acceptance, Whole Loan Securities Trust CMO,
[d,e,h]	Series 2021-INV2 Class AX1, 0.125% due 8/25/2051	102,218,774	496,333
[d,e,h]	Series 2021-INV2 Class AX4, 0.70% due 8/25/2051	7,003,847	262,180
[d,e]	Series 2021-INV2 Class B5, 3.325% due 8/25/2051	316,066	193,141
[d,e]	Series 2021-INV2 Class B6, 3.136% due 8/25/2051	1,522,312	632,623
[d,e,h]	Series 2021-INV3 Class AX1, 0.166% due 10/25/2051	121,652,321	820,691
[d,e,h]	Series 2021-INV3 Class AX4, 0.55% due 10/25/2051	9,895,347	258,222
[d,e]	Series 2021-INV3 Class B5, 3.216% due 10/25/2051	437,600	264,787
[d,e]	Series 2021-INV3 Class B6, 3.014% due 10/25/2051	1,923,953	815,351
[d]	Merrill Lynch Mortgage Investors Trust, Whole Loan Securities Trust CMO, Series 2004-A4 Class M1, 4.765% due 8/25/2034	50,479	49,264
[d,e]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75% due 4/25/2058	436,044	415,486
	MFA Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2020-NQM3 Class M1, 2.654% due 1/26/2065	800,000	634,745
[d,e]	Series 2021-INV1 Class A1, 0.852% due 1/25/2056	4,568,941	4,064,811
[d,e]	Series 2021-INV2 Class A1, 1.906% due 11/25/2056	9,161,186	7,518,450
[d,e]	Series 2022-INV1 Class A3, 4.25% due 4/25/2066	4,950,000	3,805,263
[d,e]	Series 2022-NQM3 Class A1, 5.57% due 9/25/2067	8,895,497	8,711,418
[d,e]	MFRA Trust, Whole Loan Securities Trust CMO, Series 2022-CHM1 Class A1, 3.875% due 9/25/2056	8,082,671	7,447,811
[d,e]	Mill City Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2023-NQM1 Class A1, 6.05% due 10/25/2067	19,002,773	18,639,684
66 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2017-3A Class A1, 4.00% due 4/25/2057	$ 887,136	$ 822,893
[d,e]	Series 2017-4A Class A1, 4.00% due 5/25/2057	723,660	658,522
[d,e]	Series 2017-5A Class A1, 6.934% (TSFR1M + 1.61%) due 6/25/2057	429,904	427,105
[d,e]	Series 2017-6A Class A1, 4.00% due 8/27/2057	387,902	359,146
[d,e]	Series 2018-1A Class A1A, 4.00% due 12/25/2057	733,665	681,312
[d,e,h]	Series 2021-INV1 Class AX1, 0.751% due 6/25/2051	103,145,309	3,654,077
[d,e]	Series 2021-INV1 Class B5, 3.251% due 6/25/2051	1,189,128	720,483
[d,e]	Series 2021-INV1 Class B6, 2.805% due 6/25/2051	2,091,411	977,833
[d,e]	Series 2022-NQM3 Class A1, 3.90% due 4/25/2062	18,693,015	16,456,457
[e]	NYC Commercial Mortgage Trust, CMBS, Series 2021-909 Class A, 2.941% due 4/10/2043	4,450,000	3,130,557
[d,e]	OBX Trust, Whole Loan Securities Trust CMO, Series 2021-NQM2 Class A1, 1.101% due 5/25/2061	5,917,342	4,385,392
[e]	One Bryant Park Trust, CMBS, Series 2019-OBP Class A, 2.516% due 9/15/2054	16,994,348	13,537,419
[d,e]	Onslow Bay Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2021-NQM4 Class A1, 1.957% due 10/25/2061	16,042,423	12,409,413
	PRKCM Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2021-AFC1 Class A1, 1.51% due 8/25/2056	4,580,252	3,493,376
[d,e]	Series 2021-AFC1 Class B2, 3.95% due 8/25/2056	2,729,000	1,458,510
[d,e]	PRPM LLC, Whole Loan Securities Trust CMO, Series 2022-NQM1 Class A1, 5.50% due 8/25/2067	9,225,443	9,002,293
	PRPM Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2022-INV1 Class A1, 4.40% due 4/25/2067	27,482,607	25,557,583
[d,e]	Series 2022-INV1 Class A3, 4.442% due 4/25/2067	9,233,399	8,380,122
[d,e]	Rate Mortgage Trust, Whole Loan Securities Trust CMO, Series 2022-J1 Class A9, 2.50% due 1/25/2052	13,074,212	10,662,947
[d,e]	Saluda Grade Alternative Mortgage Trust, Whole Loan Securities Trust CMO, Series 2020-FIG1 Class C, due 9/25/2050	4,844,507	1,696,517
	Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO, Series 2020-2 Class MA, 2.00% due 11/25/2059	2,948,866	2,547,812
	Seasoned Loans Structured Transaction Trust, Whole Loan Securities Trust CMO, Series 2020-2 Class A1C, 2.00% due 9/25/2030	6,103,613	5,314,442
	Sequoia Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2015-4 Class B4, 3.129% due 11/25/2030	1,686,000	1,436,125
[d,e]	Series 2016-3 Class B3, 3.617% due 11/25/2046	2,617,202	1,933,496
[d,e]	Series 2017-7 Class B3, 3.724% due 10/25/2047	1,322,449	1,114,435
[d,e]	Series 2018-7 Class B4, 4.25% due 9/25/2048	1,802,000	1,175,804
[d,e]	Series 2021-9 Class A1, 2.50% due 1/25/2052	13,760,868	10,326,918
[d,e]	Series 2023-3 Class A1, 6.00% due 9/25/2053	8,721,291	8,475,352
	SG Residential Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2019-3 Class A1, 2.703% due 9/25/2059	110,129	106,758
[d,e,h]	Series 2019-3 Class AIOS, 0.375% due 9/25/2059	13,503,486	63,596
[d,e]	Series 2019-3 Class B2, 5.663% due 9/25/2059	1,978,000	1,470,844
[d,e]	Series 2019-3 Class B3, 5.935% due 9/25/2059	842,000	641,463
[e]	Series 2019-3 Class XS1, due 9/25/2059	13,347,004	133
[e]	Series 2019-3 Class XS2, due 9/25/2059	13,347,004	528,706
[d,e]	Series 2020-2 Class A3, 1.895% due 5/25/2065	1,140,412	996,333
[d,e]	Series 2021-2 Class A1, 1.737% due 12/25/2061	6,439,872	4,926,818
[d,e]	Series 2022-1 Class B2, 3.976% due 3/27/2062	4,204,000	2,370,171
[d,e]	Shellpoint Co-Originator Trust, Whole Loan Securities Trust CMO, Series 2016-1 Class B4, 3.559% due 11/25/2046	2,662,816	1,970,544
[d,e]	Starwood Mortgage Residential Trust, Whole Loan Securities Trust CMO, Series 2021-5 Class A1, 1.92% due 9/25/2066	16,027,972	12,088,103
	TIAA Bank Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2018-2 Class B3, 3.676% due 7/25/2048	2,497,518	2,133,215
[d,e]	Series 2018-2 Class B4, 3.676% due 7/25/2048	2,040,000	1,082,469
	Towd Point Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2017-1 Class A1, 2.75% due 10/25/2056	111,837	110,588
[d,e]	Series 2018-2 Class A1, 3.25% due 3/25/2058	1,535,129	1,466,445
[d,e]	TRK Trust, Whole Loan Securities Trust CMO, Series 2022-INV2 Class A1, 4.35% due 6/25/2057	11,574,996	10,635,087
[d,e]	Visio Trust, Whole Loan Securities Trust CMO, Series 2022-1 Class M1, 5.928% due 8/25/2057	10,000,000	8,796,835
[d,e]	Vista Point Securitization Trust, Whole Loan Securities Trust CMO, Series 2020-2 Class A2, 1.986% due 4/25/2065	1,099,289	988,352
	Wells Fargo Commercial Mortgage Trust, CMBS, Series 2016-C34 Class A2, 2.603% due 6/15/2049	1,257,056	1,200,373
	Wells Fargo Mortgage Backed Securities Trust, Whole Loan Securities Trust CMO,
[d,e,h]	Series 2021-INV1 Class AIO2, 0.50% due 8/25/2051	92,041,928	2,327,832
[d,e]	Series 2021-INV1 Class B4, 3.315% due 8/25/2051	1,649,867	1,090,730
[d,e]	Series 2021-INV1 Class B5, 3.315% due 8/25/2051	1,323,931	822,288
[d,e]	Series 2021-INV1 Class B6, 3.315% due 8/25/2051	1,020,696	368,350
	Total Mortgage Backed (Cost $1,393,457,026)		1,286,785,521
	Loan Participations — 1.0%
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 67

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2023
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Commercial & Professional Services — 0.2%
	Commercial Services & Supplies — 0.1%
	Imagefirst Holdings LLC,
[j]	10.54% - 10.718% (SOFR + 5.00%), due 4/27/2028	$ 6,234,375	$ 6,179,824
[j]	10.29% - 10.468% (SOFR + 4.75%), due 4/27/2028	1,790,845	1,775,175
	Professional Services — 0.1%
[k]	GTCR W Merger Sub LLC, due 9/20/2030	3,000,000	2,997,810
[j]	VT Topco, Inc., 9.661% (SOFR + 4.25%) due 8/10/2030	3,000,000	2,997,510
			13,950,319
	Consumer Durables & Apparel — 0.1%
	Textiles, Apparel & Luxury Goods — 0.1%
[j]	Hanesbrands, Inc., 9.066% (SOFR + 3.75%) due 3/8/2030	4,975,000	4,863,062
			4,863,062
	Consumer Services — 0.0%
	Hotels, Restaurants & Leisure — 0.0%
[j]	TKC Holdings, Inc., 10.931% (SOFR + 5.50%) due 5/15/2028	4,529,044	4,320,708
			4,320,708
	Household & Personal Products — 0.1%
	Household Products — 0.1%
[j]	Energizer Holdings, Inc., 7.688% (SOFR + 2.25%) due 12/22/2027	4,607,217	4,587,636
			4,587,636
	Media & Entertainment — 0.3%
	Media — 0.3%
[j]	ABG Intermediate Holdings 2 LLC, 8.916% (SOFR + 3.50%) due 12/21/2028	9,216,900	9,195,517
[j]	DirecTV Financing LLC, 10.431% (SOFR + 5.00%) due 8/2/2027	8,528,000	8,324,266
[k]	Simon & Schuster, Inc., due 9/27/2030	3,500,000	3,473,750
			20,993,533
	Semiconductors & Semiconductor Equipment — 0.1%
	Information Technology Services — 0.1%
[j]	Xperi Corporation, 8.931% (SOFR + 3.50%) due 6/8/2028	9,354,839	9,327,523
			9,327,523
	Software & Services — 0.2%
	Information Technology Services — 0.0%
[j]	Vericast Corp., 13.402% (SOFR + 7.75%) due 6/16/2026	9,581	8,707
	Internet Software & Services — 0.1%
[j]	Titan AcquisitionCo New Zealand Ltd., 9.652% (SOFR + 4.00%) due 10/18/2028	7,348,100	7,191,953
	Software — 0.1%
[j]	GoTo Group, Inc., 10.269% (SOFR + 4.75%) due 8/31/2027	6,641,270	4,378,722
			11,579,382
	Total Loan Participations (Cost $70,481,328)		69,622,163
	Short-Term Investments — 8.2%
[l]	Thornburg Capital Management Fund	57,014,119	570,141,195
	Total Short-Term Investments (Cost $570,141,195)		570,141,195
	Total Investments — 99.6% (Cost $7,389,707,926)		$6,967,459,991
	Other Assets Less Liabilities — 0.4%		29,544,703
	Net Assets — 100.0%		$6,997,004,694
68 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2023
Outstanding Forward Currency Contracts To Buy Or Sell At September 30, 2023
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	SSB	Sell	90,242,300	3/25/2024	96,208,510	$ 770,288	$ —

Net unrealized appreciation (depreciation)						$ 770,288

*	Counterparty includes State Street Bank and Trust Company ("SSB").

Footnote Legend
a	Security currently fair valued by the Valuation and Pricing Committee.
b	Non-income producing.
c	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
d	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2023.
e	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2023, the aggregate value of these securities in the Fund’s portfolio was $3,302,432,003, representing 47.20% of the Fund’s net assets.
f	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
g	When-issued security.
h	Interest only.
i	Bond in default.
j	The stated coupon rate represents the greater of the SOFR or the SOFR floor rate plus a spread at September 30, 2023.
k	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be effective at the time of settlement and will be based upon the SOFR plus a premium which was determined at the time of purchase.
l	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ABS	Asset Backed Securities
ARM	Adjustable Rate Mortgage
CMBS	Commercial Mortgage-Backed Securities
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Rate
DAC	Designated Activity Company
ETM	Escrowed to Maturity
EUR	Denominated in Euro
FCB	Farm Credit Bank
GBP	Denominated in Pound Sterling
GO	General Obligation
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
IDR	Denominated in Indonesian Rupiah
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SOFR30A	Secured Overnight Financing Rate 30-Day Average
SOFR90A	Secured Overnight Financing Rate 90-Day Average
SOFRINDX	Secured Overnight Financing Rate Index
SPV	Special Purpose Vehicle
TSFR1M	Term SOFR 1 Month
TSFR3M	Term SOFR 3 Month
UMBS	Uniform Mortgage Backed Securities
COUNTRY EXPOSURE * (percent of net assets)
United States	79.9%
Canada	1.8%
United Kingdom	0.9%
Japan	0.9%
Mexico	0.8%
China	0.6%
United Arab Emirates	0.4%
Australia	0.4%
Cayman Islands	0.4%
Nigeria	0.4%
Bermuda	0.4%
Italy	0.3%
France	0.3%
South Korea	0.3%
Brazil	0.3%
See notes to financial statements.	Thornburg Taxable Fixed Income Funds Annual Report | 69

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2023
COUNTRY EXPOSURE * (percent of net assets)
Germany	0.3%
Morocco	0.2%
Colombia	0.2%
Guatemala	0.2%
Russian Federation	0.2%
Israel	0.2%
Dominican Republic	0.2%
Ireland	0.2%
Belgium	0.2%
Turkey	0.2%
Panama	0.2%
Norway	0.2%
Switzerland	0.2%
Saudi Arabia	0.1%
South Africa	0.1%
Spain	0.1%
Indonesia	0.1%
Kuwait	0.1%
Jamaica	0.1%
India	0.0%**
Luxembourg	0.0%**
Netherlands	0.0%**
Other Assets Less Liabilities	8.6%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
**	Country percentage was less than 0.1%.
70 | Thornburg Taxable Fixed Income Funds Annual Report	See notes to financial statements.

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Thornburg Taxable Fixed Income Funds Annual Report  |  71

Statements of Assets and Liabilities
September 30, 2023
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG ULTRA SHORT INCOME FUND	THORNBURG STRATEGIC INCOME FUND
ASSETS
Investments at cost
Non-affiliated issuers	$ 187,120,258	$ 7,156,162,314	$ 244,066,694	$ 6,819,566,731
Non-controlled affiliated issuers	-	122,751,672	18,968,697	570,141,195
Investments at value
Non-affiliated issuers	169,455,378	6,572,756,354	243,302,272	6,397,318,796
Non-controlled affiliated issuers	-	122,751,672	18,968,697	570,141,195
Cash	2,114,058	79,702,902	4,189,491	60,356,306
Foreign currency at value (a)	-	-	145	10,323
Unrealized appreciation on forward currency contracts	-	-	-	770,288
Receivable for investments sold	-	177,000	-	264,755
Receivable for fund shares sold	55,282	9,562,046	921,163	29,969,143
Dividends receivable	-	796,874	124,101	2,755,842
Principal and interest receivable	578,661	40,466,259	1,241,847	53,035,208
Prepaid expenses and other assets	43,412	83,792	12,901	140,499
Total Assets	172,246,791	6,826,296,899	268,760,617	7,114,762,355
Liabilities
Payable for investments purchased	-	65,698,169	1,956,026	95,691,343
Payable for fund shares redeemed	196,769	19,479,830	3,477,232	16,421,082
Payable to investment advisor and other affiliates	90,042	2,531,661	4,868	2,543,249
Deferred taxes payable	-	-	-	24,591
Accounts payable and accrued expenses	128,903	2,290,847	75,317	1,233,043
Dividends payable	82,040	2,135,948	2,014	1,833,416
Total Liabilities	497,754	92,136,455	5,515,457	117,746,724
Commitments and contingencies
Unrealized depreciation on unfunded commmitments	-	-	-	(10,937)
Net Assets	$ 171,749,037	$ 6,734,160,444	$ 263,245,160	$ 6,997,004,694
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 217,235,118	$ 7,607,857,212	$ 264,580,375	$ 7,481,310,705
Accumulated loss	(45,486,081)	(873,696,768)	(1,335,215)	(484,306,011)
Net Assets	$ 171,749,037	$ 6,734,160,444	$ 263,245,160	$ 6,997,004,694
72   |  Thornburg Taxable Fixed Income Funds Annual Report

Statements of Assets and Liabilities, Continued
September 30, 2023
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG ULTRA SHORT INCOME FUND	THORNBURG STRATEGIC INCOME FUND
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 43,326,162	$ 533,550,950	$ 28,233,617	$ 271,826,479
Shares outstanding	3,775,353	43,065,370	2,320,822	24,660,017
Net asset value and redemption price per share	$ 11.48	$ 12.39	$ 12.17	$ 11.02
Maximum offering price per share (net asset value, plus 2.25% of offering price)	$ 11.74	$ 12.68	$ 12.45	$ 11.54 *
Class C Shares:
Net assets applicable to shares outstanding	3,310,724	140,715,517	-	93,062,058
Shares outstanding	286,873	11,376,174	-	8,457,308
Net asset value and redemption price per share**	11.54	12.37	-	11.00
Class C2 Shares:
Net assets applicable to shares outstanding	575,593	6,732,963	-	-
Shares outstanding	49,856	544,275	-	-
Net asset value and redemption price per share**	11.55	12.37	-	-
Class I Shares:
Net assets applicable to shares outstanding	119,323,868	5,769,043,810	235,011,543	6,427,624,370
Shares outstanding	10,398,988	465,530,085	19,332,259	584,515,571
Net asset value and redemption price per share	11.47	12.39	12.16	11.00
Class R3 Shares:
Net assets applicable to shares outstanding	2,821,370	37,395,225	-	669,836
Shares outstanding	245,563	3,016,327	-	60,834
Net asset value and redemption price per share	11.49	12.40	-	11.01
Class R4 Shares:
Net assets applicable to shares outstanding	930,591	18,774,290	-	2,805,943
Shares outstanding	81,132	1,515,952	-	254,900
Net asset value and redemption price per share	11.47	12.38	-	11.01
Class R5 Shares:
Net assets applicable to shares outstanding	1,460,729	70,593,634	-	62,907,582
Shares outstanding	127,202	5,698,247	-	5,718,739
Net asset value and redemption price per share	11.48	12.39	-	11.00
Class R6 Shares:
Net assets applicable to shares outstanding	-	157,354,055	-	138,108,426
Shares outstanding	-	12,676,143	-	12,520,829
Net asset value and redemption price per share	-	12.41	-	11.03

(a)	Cost of foreign currency is $0; $0; $141; $10,328 respectively.
*	Net asset value, plus 4.50% of offering price.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Taxable Fixed Income Funds Annual Report  |  73

Statements of Operations
Year Ended September 30, 2023
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG ULTRA SHORT INCOME FUND	THORNBURG STRATEGIC INCOME FUND
INVESTMENT INCOME
Dividend income
Non-affiliated issuers	$ -	$ 617,313	$ -	$ 1,081,753
Non-controlled affiliated issuers	-	6,908,820	1,440,147	28,369,998
Interest income	5,646,081	261,951,092	10,960,549	269,957,097
Total Income	5,646,081	269,477,225	12,400,696	299,408,848
EXPENSES
Investment management fees	747,234	23,173,375	639,674	32,839,049
Administration fees	176,227	6,486,795	226,180	5,251,554
Distribution and service fees
Class A Shares	127,805	1,446,507	65,901	692,153
Class C Shares	22,452	880,850	-	889,172
Class C2 Shares	4,650	53,509	-	-
Class R3 Shares	16,412	223,736	-	3,174
Class R4 Shares	2,444	45,830	-	6,335
Transfer agent fees
Class A Shares	61,551	536,442	60,107	382,123
Class C Shares	8,212	116,828	-	66,281
Class C2 Shares	3,441	8,975	-	-
Class I Shares	118,611	6,560,469	208,893	5,506,373
Class R3 Shares	8,358	42,029	-	5,020
Class R4 Shares	5,682	70,234	-	14,094
Class R5 Shares	8,639	250,647	-	104,741
Class R6 Shares	-	40,160	-	22,643
Registration and filing fees
Class A Shares	14,927	28,377	23,081	36,343
Class C Shares	14,854	17,773	-	23,097
Class C2 Shares	6,777	21,114	-	-
Class I Shares	21,334	145,999	37,020	240,205
Class R3 Shares	14,668	16,121	-	16,058
Class R4 Shares	15,013	15,939	-	15,872
Class R5 Shares	15,200	16,125	-	16,055
Class R6 Shares	-	17,498	-	18,149
Custodian fees	64,188	374,426	85,353	388,548
Professional fees	51,959	147,299	50,599	167,466
Trustee and officer fees	13,699	487,787	17,541	392,814
Other expenses	34,519	813,883	28,250	559,035
Total Expenses	1,578,856	42,038,727	1,442,599	47,656,354
Less:
Expenses reimbursed	(89,732)	(3,262,478)	(555,237)	(6,987,964)
Investment management fees waived	-	-	(53,851)	(2,928,325)
Net Expenses	1,489,124	38,776,249	833,511	37,740,065
Net Investment Income (Loss)	$ 4,156,957	$ 230,700,976	$ 11,567,185	$ 261,668,783
74   |  Thornburg Taxable Fixed Income Funds Annual Report

Statements of Operations, Continued
Year Ended September 30, 2023
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG ULTRA SHORT INCOME FUND	THORNBURG STRATEGIC INCOME FUND
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments	$ (6,846,424)	$ (159,239,739)	$ 81,945	$ (24,981,443)
Forward currency contracts	-	-	-	(2,885,992)
Foreign currency transactions	-	256	-	9,929
Net realized gain (loss)	(6,846,424)	(159,239,483)	81,945	(27,857,506)
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuers investments*	5,340,615	180,031,593	955,939	8,949,764
Forward currency contracts	-	-	-	572,160
Foreign currency translations	-	59	6	6,198
Change in net unrealized appreciation (depreciation)	5,340,615	180,031,652	955,945	9,528,122
Net Realized and Unrealized Gain (Loss)	(1,505,809)	20,792,169	1,037,890	(18,329,384)
Change in Net Assets Resulting from Operations	$ 2,651,148	$ 251,493,145	$ 12,605,075	$ 243,339,399
* Net of change in deferred taxes	$ -	$ -	$ -	$ (17,688)
See notes to financial statements.
Thornburg Taxable Fixed Income Funds Annual Report  |  75

Statements of Changes in Net Assets

	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND		THORNBURG LIMITED TERM INCOME FUND
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 4,156,957	$ 3,351,500	$ 230,700,976	$ 173,410,217
Net realized gain (loss)	(6,846,424)	(3,914,810)	(159,239,483)	(112,711,590)
Net change in unrealized appreciation (depreciation)	5,340,615	(25,443,104)	180,031,652	(918,159,951)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,651,148	(26,006,414)	251,493,145	(857,461,324)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(1,074,414)	(1,077,301)	(16,933,118)	(12,209,248)
Class C Shares	(80,233)	(89,707)	(4,699,291)	(4,274,325)
Class C2 Shares	(13,629)	(5,977)	(201,735)	(138,924)
Class I Shares	(3,285,693)	(3,332,395)	(200,761,802)	(162,307,895)
Class R3 Shares	(68,173)	(73,375)	(1,202,278)	(840,905)
Class R4 Shares	(20,131)	(23,597)	(501,476)	(192,235)
Class R5 Shares	(38,667)	(37,478)	(2,746,692)	(2,585,649)
Class R6 Shares	-	-	(5,444,781)	(3,874,795)
FUND SHARE TRANSACTIONS
Class A Shares	(13,232,202)	(27,886,841)	(66,492,152)	(142,969,791)
Class C Shares	(2,484,963)	(3,412,668)	(81,423,823)	(108,485,863)
Class C2 Shares	356,417	(393,489)	(2,919,625)	(2,056,363)
Class I Shares	(35,246,726)	(43,028,059)	(1,136,009,720)	(1,058,145,415)
Class R3 Shares	(606,847)	(3,567,935)	(12,461,630)	3,797,881
Class R4 Shares	(201,923)	(677,402)	786,251	8,552,330
Class R5 Shares	(523,625)	38,259	(41,358,252)	(9,631,811)
Class R6 Shares	-	-	(23,831,523)	73,435,426
Net Increase (Decrease) in Net Assets	(53,869,661)	(109,574,379)	(1,344,708,502)	(2,279,388,906)
NET ASSETS
Beginning of Year	225,618,698	335,193,077	8,078,868,946	10,358,257,852
End of Year	$ 171,749,037	$ 225,618,698	$ 6,734,160,444	$ 8,078,868,946
See notes to financial statements.
76   |  Thornburg Taxable Fixed Income Funds Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG ULTRA SHORT INCOME FUND		THORNBURG STRATEGIC INCOME FUND
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 11,567,185	$ 1,768,496	$ 261,668,783	$ 146,720,630
Net realized gain (loss)	81,945	(408,939)	(27,857,506)	(32,329,695)
Net change in unrealized appreciation (depreciation)	955,945	(1,856,585)	9,528,122	(489,494,142)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,605,075	(497,028)	243,339,399	(375,103,207)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(1,413,188)	(283,888)	(11,128,378)	(12,129,707)
Class C Shares	-	-	(2,985,734)	(2,428,639)
Class I Shares	(10,148,755)	(1,662,348)	(239,667,614)	(139,146,370)
Class R3 Shares	-	-	(24,114)	(23,381)
Class R4 Shares	-	-	(96,895)	(67,012)
Class R5 Shares	-	-	(2,489,823)	(2,091,728)
Class R6 Shares	-	-	(5,679,657)	(4,010,518)
FUND SHARE TRANSACTIONS
Class A Shares	(6,040,854)	23,598,176	(50,739,155)	(11,367,670)
Class C Shares	-	-	12,663,012	(9,033,972)
Class I Shares	88,353,098	105,217,615	2,266,443,833	1,386,260,132
Class R3 Shares	-	-	27,510	(105,090)
Class R4 Shares	-	-	770,776	166,961
Class R5 Shares	-	-	22,511,555	(17,150,444)
Class R6 Shares	-	-	28,836,792	44,974,373
Net Increase (Decrease) in Net Assets	83,355,376	126,372,527	2,261,781,507	858,743,728
NET ASSETS
Beginning of Year	179,889,784	53,517,257	4,735,223,187	3,876,479,459
End of Year	$ 263,245,160	$ 179,889,784	$ 6,997,004,694	$ 4,735,223,187
See notes to financial statements.
Thornburg Taxable Fixed Income Funds Annual Report  |  77

Notes to Financial Statements
September 30, 2023
NOTE 1 – ORGANIZATION
Thornburg Limited Term U.S. Government Fund (the “Limited Term U.S. Government Fund”), Thornburg Limited Term Income Fund (the “Limited Term Income Fund”), Thornburg Ultra Short Income Fund (the “Ultra Short Income Fund”) and Thornburg Strategic Income Fund (the “Strategic Income Fund”), collectively the “Funds”, are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). As of September 30, 2023, the Funds are currently four of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it.
Limited Term U.S. Government Fund: The Fund’s primary investment goal is to provide a high level of current income as is consistent, in the view of the Trust’s investment advisor, Thornburg Investment Management, Inc. (the “Advisor”), with safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, interest rate risk, liquidity risk, management risk, market and economic risk, prepayment and extension risk, redemption risk, and structured products risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Limited Term Income Fund: The Fund’s primary investment goal is to provide a high level of current income as is consistent, in the view of the Advisor, with safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share prices compared to longer term portfolios. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, foreign investment risk, interest rate risk, liquidity risk, management risk, market and economic risk, prepayment and extension risk, redemption risk, risks affecting specific issuers, and structured products risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Ultra Short Income Fund: The Fund’s investment goal is to seek current income, consistent with preservation of capital. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, derivatives risk, foreign investment risk, high yield risk, interest rate risk, liquidity risk, management risk, market and economic risk, prepayment and extension risk, redemption risk, risks affecting specific issuers, and structured products risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Strategic Income Fund: The Fund’s primary investment goal is to seek a high level of current income. As a secondary investment goal, the Fund seeks some long-term capital appreciation. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, developing country risk, foreign currency risk, foreign investment risk, high yield risk, interest rate risk, liquidity risk, management risk, market and economic risk, prepayment and extension risk, redemption risk, risks affecting specific issuers, small and mid-cap company risk, and structured products risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Certain Funds have invested in securities that are economically tied to Russia. Russia’s invasion of Ukraine in February 2022 resulted in market disruptions which have adversely affected, and which may continue to adversely affect, the value of those securities and certain other investments of the Funds. The ongoing conflict has also caused investments in Russia to be subject to increased levels of political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and other countries. Furthermore, transactions in certain Russian securities have been, or may in the future be, prohibited, and certain of the Funds’ existing investments have or may become illiquid.
As of September 30, 2023, the Funds each currently offer up to eight classes of shares of beneficial interest.
Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class C2 shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase but bear a service fee, (vii) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, transfer agent fees, and certain registration and filing fees.
78   |  Thornburg Taxable Fixed Income Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2023
At September 30, 2023, the following class of shares are offered in each respective Fund:
	Class A	Class C	Class C2	Class I	Class R3	Class R4	Class R5	Class R6
Limited Term U.S. Government Fund	X	X	X	X	X	X	X
Limited Term Income Fund	X	X	X	X	X	X	X	X
Ultra Short Income Fund	X			X
Strategic Income Fund	X	X		X	X	X	X	X
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by each of the Funds in the preparation of its financial statements. Each Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated daily among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Funds purchase or sell foreign investments, they will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Funds. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Thornburg Taxable Fixed Income Funds Annual Report  |  79

Notes to Financial Statements, Continued
September 30, 2023
Repurchase Agreements: The Funds may invest excess cash in repurchase agreements whereby the Funds purchase investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. During the fiscal year ended September 30, 2023, the Funds did not enter into repurchase agreements.
Security Valuation: All investments in securities held by the Funds are valued as described in Note 3.
Unfunded Loan Commitments: Strategic Income Fund has entered into a loan commitment with Imagefirst Holdings, LLC of which, at September 30, 2023, $0 of the $1,250,000 par commitment had been funded. The maturity date is April 27, 2028.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent the Funds engage in such transactions, they will do so for the purpose of acquiring portfolio investments consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Funds make a commitment to purchase an investment on a when-issued or delayed delivery basis, the Funds will record the transaction and reflect the value in determining its net asset value. Pursuant to current U.S. Securities and Exchange Commission (“SEC”) guidance, a transaction involving a when-issued security will not be deemed to involve a senior security as long as the Funds intend to settle the transaction physically and the transaction settles within 35 days. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2023 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Funds’ portfolio investment securities is performed by the Advisor, which has been designated by the Trustees of the Trust (the "Trustees") as the Funds’ “valuation designee,” as that term is defined in rule 2a-5 under the 1940 Act. The Advisor performs this valuation function under the supervision of the Trustees and in accordance with policies and procedures that have been adopted by the Advisor and approved by the Trustees (the “Valuation Policy and Procedures”).
In its capacity as the Funds’ valuation designee, the Advisor makes good faith determinations of the fair value of portfolio securities for which market quotations are not readily available, and otherwise complies with and administers the Valuation Policy and Procedures. The Advisor performs those functions in significant measure through its Valuation and Pricing Committee (the “Committee”), though the Advisor may also obtain the assistance of others, including professional pricing service providers selected and approved by the Committee. In accordance with the Valuation Policy and Procedures, the Committee: assesses and manages the material risks associated with determining the fair value of those Fund investments for which market quotations are not readily available; selects and applies methodologies for determining and calculating such fair values; periodically reviews and tests the appropriateness and accuracy of those methodologies; monitors for circumstances that may necessitate the use of fair value; and approves, monitors, and evaluates pricing services engaged to provide evaluated prices for the Funds’ investments. The Committee provides reports on its activities to the Trustees’ Audit Committee, which is responsible for overseeing the Committee’s and the Advisor’s work in discharging the functions under the Valuation Policy and Procedures.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculation valuations, but also may utilize prices obtained from pricing service providers or other methods selected by the Committee. Because fair values calculated by the Committee are estimates, the calculation of a fair value for an investment may differ from the price that would be realized by the Funds upon a sale of the investment, and the difference could be material to the Funds’ financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are generally valued at the last reported sale price on the valuation date or, if there has been no sale of the investment on that date, at the mean between the last reported bid and asked prices for the investment on that date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is
80   |  Thornburg Taxable Fixed Income Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2023
considered traded on the exchange that is normally the primary market for that investment. For securities and other portfolio investments which are primarily listed or traded on an exchange outside the United States, the time for determining the investment’s value in accordance with the first sentence of this paragraph will be the close of that investment’s primary exchange preceding the Fund’s valuation time.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using methodologies selected and approved by the Committee as described in the Valuation Policy and Procedures, subject to changes or additions by the Committee. For this purpose, a market quotation is considered to be readily available if it is a quoted price (unadjusted) in active markets for identical investments that the Funds can access at the measurement date. Pursuant to the Valuation Policy and Procedures, the Committee shall monitor for circumstances that may necessitate the use of fair valuation methodologies, including circumstances in which a market quotation for an investment is no longer reliable or is otherwise not readily available. For that purpose, a market quotation is not readily available when the primary market or exchange for the applicable investment is not open for the entire scheduled day of trading. A market quotation may also not be readily available if: (a) developments occurring after the most recent close of the applicable investment’s primary exchange, but prior to the close of business on any business day; or (b) an unusual event or significant period of time occurring since the availability of the market quotation, create a serious question concerning the reliability of that market quotation. Additionally, a market quotation will be considered unreliable if it would require adjustment under GAAP, or where GAAP would require consideration of additional inputs in determining the value of the investment. The Committee customarily obtains valuations in those instances from pricing service providers approved by the Committee. Such pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data, and other data.
Securities held with a maturity of less than 60 days from trade date and other short-term investments are valued using the amortized cost method unless the Committee determines such method does not represent fair value. The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.
Investments in U.S. mutual funds are valued at net asset value (“NAV”) each business day.
Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Committee.
Forward currency contracts are valued by a third-party pricing service provider.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee may calculate a fair value for the obligation using alternative methods selected and approved by the Committee. Additionally, in cases when the Committee believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if they sought a bid for the investment, or is otherwise unreliable, the Committee may calculate a fair value for the obligation using an alternative method selected and approved by the Committee.
If the market quotation for an investment is expressed in a foreign currency, that market quotation will be converted to U.S. dollars using a foreign exchange quotation from a third-party service at the time of valuation. Foreign investments held by the Funds may be traded on days and at times when the Funds are not open for business. Consequently, the value of Funds’ investments may be significantly affected on days when shareholders cannot purchase or sell Funds’ shares.
Valuation Hierarchy: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Funds’ investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Thornburg Taxable Fixed Income Funds Annual Report  |  81

Notes to Financial Statements, Continued
September 30, 2023
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Funds are typically calculated by pricing service providers approved by the Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following tables display a summary of the fair value hierarchy measurements of each Fund’s investments as of September 30, 2023:
LIMITED TERM U.S. GOVERNMENT FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
U.S. Treasury Securities	$ 40,424,817	$ 40,424,817	$ —	$ —
U.S. Government Agencies	12,433,666	—	12,433,666	—
Mortgage Backed	112,147,717	—	112,147,717	—
Asset Backed Securities	909,197	—	909,197	—
Corporate Bonds	3,084,981	—	3,084,981	—
Short-Term Investments	455,000	—	455,000	—
Total Investments in Securities	$ 169,455,378	$ 40,424,817	$ 129,030,561	$ —
Total Assets	$ 169,455,378	$ 40,424,817	$ 129,030,561	$ —
LIMITED TERM INCOME FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
U.S. Treasury Securities	$ 1,012,898,706	$ 1,012,898,706	$ —	$ —
U.S. Government Agencies	26,008,874	—	26,008,874	—
Other Government	15,093,520	—	15,093,520	—
Mortgage Backed	1,527,640,917	—	1,527,640,917	—
Asset Backed Securities	953,381,177	—	953,381,177	—
Corporate Bonds	2,995,615,476	—	2,995,615,476	—
Long-Term Municipal Bonds	15,645,871	—	15,645,871	—
Preferred Stock	26,471,813	—	—	26,471,813
Short-Term Investments	122,751,672	122,751,672	—	—
Total Investments in Securities	$ 6,695,508,026	$ 1,135,650,378	$ 5,533,385,835	$ 26,471,813
Total Assets	$ 6,695,508,026	$ 1,135,650,378	$ 5,533,385,835	$ 26,471,813(a)
(a) Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended September 30, 2023 is not presented.
82  |  Thornburg Taxable Fixed Income Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2023
ULTRA SHORT INCOME FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
U.S. Treasury Securities	$ 45,898,049	$ 45,898,049	$ —	$ —
U.S. Government Agencies	34,702	—	34,702	—
Mortgage Backed	4,200,449	—	4,200,449	—
Asset Backed Securities	66,477,553	—	66,477,553	—
Corporate Bonds	126,667,042	—	126,667,042	—
Long-Term Municipal Bonds	24,477	—	24,477	—
Short-Term Investments	18,968,697	18,968,697	—	—
Total Investments in Securities	$ 262,270,969	$ 64,866,746	$ 197,404,223	$ —
Total Assets	$ 262,270,969	$ 64,866,746	$ 197,404,223	$ —
STRATEGIC INCOME FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 371,178	$ —	$ —	$ 371,178
Preferred Stock	22,389,520	6,349,563	4,079,800	11,960,157
Asset Backed Securities	850,146,250	—	847,323,215	2,823,035
Corporate Bonds	3,241,536,276	—	3,241,535,731	545
Convertible Bonds	19,521,184	—	19,521,184	—
Long-Term Municipal Bonds	5,879,912	—	5,879,912	—
Other Government	46,540,769	—	46,540,769	—
U.S. Treasury Securities	845,617,200	845,617,200	—	—
U.S. Government Agencies	8,908,823	—	8,908,823	—
Mortgage Backed	1,286,785,521	—	1,286,785,521	—
Loan Participations	69,622,163	—	69,622,163	—
Short-Term Investments	570,141,195	570,141,195	—	—
Total Investments in Securities	$ 6,967,459,991	$ 1,422,107,958	$ 5,530,197,118	$ 15,154,915
Other Financial Instruments
Forward Currency Contracts	$ 770,288	$ —	$ 770,288	$ —
Total Assets	$ 6,968,230,279	$ 1,422,107,958	$ 5,530,967,406	$15,154,915
A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2023 is as follows:
STRATEGIC INCOME FUND	COMMON STOCK	PREFERRED STOCK	ASSET BACKED SECURITIES	CORPORATE BONDS	TOTAL (e)
Beginning Balance 9/30/2022	$ 847	$ 10,286,816	$ 41,039,192	$ 745	$ 51,327,600
Accrued Discounts (Premiums)	–	–	(620,125)	–	(620,125)
Net Realized Gain (Loss)(a)	(212)	–	–	(2,000,000)	(2,000,212)
Gross Purchases	–	2,593,750	–	–	2,593,750
Gross Sales	–	–	–	–	–
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	(1,370,463)	(920,409)	(185,593)	1,999,800	(476,665)
Transfers into Level 3(d)	1,741,005	–	–	–	1,741,005
Transfers out of Level 3(d)	–	–	(37,410,439)	–	(37,410,439)
Ending Balance 9/30/2023	$ 371,177	$ 11,960,157	$ 2,823,035	$ 545	$ 15,154,914

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2023.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2023.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at September 30, 2023, which were valued using significant unobservable inputs, was $(2,476,465). This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s Statement of Operations for the year ended September 30, 2023.
(d)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the year ended September 30, 2023. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(e)	Level 3 investments represent 0.22% of total net assets at the year ended September 30, 2023. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.
Thornburg Taxable Fixed Income Funds Annual Report  |  83

Notes to Financial Statements, Continued
September 30, 2023
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement with the Trust, the Advisor serves as the investment advisor and performs advisory services for the Funds for which the Advisor’s management fees are payable at the end of each month. Under the investment advisory agreement, each Fund pays the Advisor a management fee based on the average daily net assets of that Fund at an annual rate as shown in the following table:
LIMITED TERM U.S. GOVERNMENT FUND		LIMITED TERM INCOME FUND		ULTRA SHORT INCOME FUND		STRATEGIC INCOME FUND
DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE
Up to $1 billion	0.375%	Up to $500 million	0.500%	Up to $5 billion	0.250%	Up to $500 million	0.750%
Next $1 billion	0.325	Next $500 million	0.450	Next $5 billion	0.225	Next $500 million	0.675
Over $2 billion	0.275	Next $500 million	0.400	Over $10 billion	0.200	Next $500 million	0.625
		Next $500 million	0.350			Next $500 million	0.575
		Over $2 billion	0.275			Over $2 billion	0.500
The Funds’ effective management fees, calculated on the basis of the Funds’ average daily net assets (before applicable management fee waivers) for the year ended September 30, 2023 were as shown in the following table. Total management fees incurred by the Funds for the year ended September 30, 2023 are set forth in the Statement of Operations.
Effective Management Fee
Limited Term U.S. Government Fund	0.375%
Limited Term Income Fund	0.316
Ultra Short Income Fund	0.250
Strategic Income Fund	0.553
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services. The administrative services fees are computed as an annual percentage of the aggregate average daily net assets of all applicable Funds in the Trust as follows:
Administrative Services Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate administrative services fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Funds. Total administrative services fees incurred by each class of shares of the Funds for the year ended September 30, 2023, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Funds’ shares. For the year ended September 30, 2023, the Distributor has advised the Funds that they earned net commissions from the sale of Class A shares and collected contingent deferred sales charges ("CDSC Fees") from redemptions of Class C and Class C2 shares as follows:
	Commissions	CDSC fees
Limited Term U.S. Government Fund	$ 347	$ 155
Limited Term Income Fund	7,223	1,933
Ultra Short Income Fund	1,057	—
Strategic Income Fund	26,812	14,319
84   |  Thornburg Taxable Fixed Income Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2023
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Funds may reimburse to the Distributor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class C, Class C2, Class I, Class R3, Class R4, and Class R5 shares of the Limited Term U.S. Government Fund and Limited Term Income Fund, Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Strategic Income Fund and .20 of 1% per annum of the average daily net assets attributable to the applicable Class A and Class I of the Ultra Short Income Fund for payments made by the Distributor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2023, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of each Funds’ shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Funds’ Class C, Class C2, and Class R3 shares, under which the Funds compensate the Distributor for services in promoting the sale of Class C, Class C2 and Class R3 shares of the Funds at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares of Limited Term U.S. Government Fund and Limited Term Income Fund, .40 of 1% per annum of the average daily net assets attributable to Class C2 shares of the Limited Term U.S. Government Fund and Limited Term Income Fund, .75 of 1% per annum of the average daily net assets attributable to Class C shares of Strategic Income Fund, and .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the year ended September 30, 2023 are set forth in the Statements of Operations.
The Advisor has contractually agreed to waive certain fees and reimburse certain expenses incurred by certain classes of the Funds. The agreement may be terminated by the Trust at any time, but may not be terminated by the Advisor before February 1, 2024 unless the Advisor ceases to be the investment advisor to the Funds prior to that date. The Advisor may recoup amounts waived or reimbursed during the year ended September 30, 2023 if, during the fiscal year, expenses fall below the contractual limit that was in place at the time these fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Funds’ total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment. Expense caps exclude taxes, interest expenses, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs.
Actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus as shown on the following table:
	Class A	Class C	Class C2	Class I	Class R3	Class R4	Class R5	Class R6
Limited Term U.S. Government Fund	—%	1.24%	1.24%	—%	0.99%	0.99%	0.67%	—%
Limited Term Income Fund	—	—	1.24	0.49	0.99	0.99	0.49	0.42
Ultra Short Income Fund	0.50	—	—	0.30	—	—	—	—
Strategic Income Fund	1.05	—	—	0.60	1.25	1.25	0.60	0.53
For the year ended September 30, 2023, the Advisor contractually reimbursed certain class specific expenses and distribution fees and voluntarily waived certain expenses as follows:
Contractual:	Class A	Class C	Class C2	Class I	Class R3	Class R4	Class R5	Class R6	Total
Limited Term U.S. Government Fund	$ —	$ 10,282	$ 9,919	$ —	$ 24,872	$ 18,798	$ 21,814	$ —	$ 85,685
Limited Term Income Fund	—	—	16,850	2,897,786	30,918	29,380	213,954	73,590	3,262,478
Ultra Short Income Fund	112,385	—	—	442,852	—	—	—	—	555,237
Strategic Income Fund	100,642	32,131	—	8,589,487	20,470	21,223	151,357	197,655	9,112,965
Voluntary:	Class A	Class C	Class C2	Class I	Class R3	Class R4	Class R5	Class R6	Total
Limited Term U.S. Government Fund	$ —	$ 4,047	$ —	$ —	$ —	$ —	$ —	$ —	$ 4,047
Ultra Short Income Fund	6,960	—	—	46,891	—	—	—	—	53,851
Strategic Income Fund	37,404	12,025	—	728,842	86	344	7,573	17,050	803,324
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
As of September 30, 2023, the percentage of direct investments in the Funds held by the Trustees, officers of the Trust, and the Advisor is approximately as follows.
Thornburg Taxable Fixed Income Funds Annual Report  |  85

Notes to Financial Statements, Continued
September 30, 2023
Percentage of Direct Investments
Limited Term U.S. Government Fund	16.02%
Limited Term Income Fund	0.12
Ultra Short Income Fund	1.24
Strategic Income Fund	0.18
The Funds may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended at September 30, 2023, the Funds had no such transactions with affiliated funds.
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Funds under the 1940 Act, including companies for which the Funds’ holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Funds invested for cash management purposes during the period:
LIMITED TERM INCOME FUND	Market Value 9/30/22	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/23	Dividend Income
Thornburg Capital Mgmt. Fund	$118,768,589	$2,028,583,612	$(2,024,600,529)	$-	$-	$122,751,672	$ 6,908,820
ULTRA SHORT INCOME FUND
Thornburg Capital Mgmt. Fund	$ 23,148,493	$ 286,014,101	$ (290,193,897)	$-	$-	$ 18,968,697	$ 1,440,147
STRATEGIC INCOME FUND
Thornburg Capital Mgmt. Fund	$465,780,083	$2,429,515,689	$(2,325,154,577)	$-	$-	$570,141,195	$28,369,998
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Funds. Therefore, no provision for federal income or excise tax is required.
The Funds file income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three years following a return’s filing date. The Funds have analyzed each uncertain tax position believed to be material in the preparation of the Funds’ financial statements for the fiscal year ended September 30, 2023, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Funds have not identified any such position for which an asset or liability must be reflected in the Statements of Assets and Liabilities.
At September 30, 2023, information on the tax components of capital was as follows:
	Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Limited Term U.S. Government Fund	$ 187,442,201	$ 16,118	$ (18,002,941)	$ (17,986,823)
Limited Term Income Fund	7,281,012,906	3,234,957	(588,739,837)	(585,504,880)
Ultra Short Income Fund	263,035,547	259,360	(1,023,938)	(764,578)
Strategic Income Fund	7,390,781,485	38,333,633	(460,884,839)	(422,551,206)
Temporary differences between book and tax basis appreciation (depreciation) on cost of investments is primarily attributed to tax deferral of losses on wash sales, premium amortization accruals, mark-to-market of forward currency contracts and partnership basis adjustments.
At September 30, 2023, the Funds had cumulative tax basis capital losses from prior fiscal years as shown on the following table, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
86  |  Thornburg Taxable Fixed Income Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2023
	Cumulative Capital Losses
	Short-Term	Long-Term
Limited Term U.S. Government Fund	$ 6,001,461	$ 21,456,202
Limited Term Income Fund	118,812,794	168,477,437
Ultra Short Income Fund	491,499	143,617
Strategic Income Fund	22,479,214	43,210,307
During the year ended September 30, 2023, the Funds utilized capital loss carryforwards as shown on the following table.
Utilized Capital Loss Carryforwards
Ultra Short Income Fund	$ 23,029
Foreign Withholding Taxes: The Funds are subject to foreign tax withholding imposed by certain foreign countries in which the Funds may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Funds would expect to record a receivable for such a tax reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention.
Deferred Foreign Capital Gain Taxes: The Funds are subject to a tax imposed on net realized gains of securities of certain foreign countries. The Funds record an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
At September 30, 2023, the Funds had undistributed tax basis ordinary investment income and undistributed tax basis capital gains as follows:
	Undistributed Tax Basis Ordinary Investment Income	Undistributed tax basis capital gains
Limited Term U.S. Government Fund	$ 40,445	$ —
Limited Term Income Fund	1,234,292	—
Ultra Short Income Fund	66,488	—
Strategic Income Fund	5,986,085	—
The tax character of distributions paid for the Funds during the years ended September 30, 2023, and September 30, 2022, were as follows:
	DISTRIBUTIONS FROM:
	ORDINARY INCOME		CAPITAL GAINS
	2023	2022	2023	2022
Limited Term U.S. Government Fund	$ 4,580,940	$ 4,639,830	$ —	$ —
Limited Term Income Fund	232,491,173	186,423,976	—	—
Ultra Short Income Fund	11,561,943	1,946,236	—	—
Strategic Income Fund	262,072,215	159,716,804	—	180,551
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At September 30, 2023, there were an unlimited number of shares of each Fund with no par value of beneficial interest authorized. Transactions in each Fund’s shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2023		YEAR ENDED September 30, 2022
LIMITED TERM U.S. GOVERNMENT FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	484,272	$ 5,696,911	439,668	$ 5,516,825
Shares issued to shareholders in reinvestment of dividends	87,114	1,024,639	79,599	989,124
Shares repurchased	(1,694,530)	(19,953,752)	(2,726,703)	(34,392,790)
Net increase (decrease)	(1,123,144)	$ (13,232,202)	(2,207,436)	$ (27,886,841)
Thornburg Taxable Fixed Income Funds Annual Report  |  87

Notes to Financial Statements, Continued
September 30, 2023
	YEAR ENDED September 30, 2023		YEAR ENDED September 30, 2022
LIMITED TERM U.S. GOVERNMENT FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class C Shares
Shares sold	38,665	$ 452,840	81,326	$ 1,021,762
Shares issued to shareholders in reinvestment of dividends	6,392	75,633	6,821	85,080
Shares repurchased	(255,356)	(3,013,436)	(358,755)	(4,519,510)
Net increase (decrease)	(210,299)	$ (2,484,963)	(270,608)	$ (3,412,668)
Class C2 Shares
Shares sold	55,309	$ 651,242	11,803	$ 153,582
Shares issued to shareholders in reinvestment of dividends	1,151	13,629	476	5,972
Shares repurchased	(26,208)	(308,454)	(44,406)	(553,043)
Net increase (decrease)	30,252	$ 356,417	(32,127)	$ (393,489)
Class I Shares
Shares sold	1,955,400	$ 23,052,895	1,985,296	$ 25,069,718
Shares issued to shareholders in reinvestment of dividends	211,345	2,484,791	211,124	2,621,823
Shares repurchased	(5,162,638)	(60,784,412)	(5,638,164)	(70,719,600)
Net increase (decrease)	(2,995,893)	$ (35,246,726)	(3,441,744)	$ (43,028,059)
Class R3 Shares
Shares sold	39,410	$ 466,739	51,864	$ 652,234
Shares issued to shareholders in reinvestment of dividends	5,733	67,500	5,705	71,072
Shares repurchased	(97,420)	(1,141,086)	(341,529)	(4,291,241)
Net increase (decrease)	(52,277)	$ (606,847)	(283,960)	$ (3,567,935)
Class R4 Shares
Shares sold	17,318	$ 204,243	14,871	$ 186,632
Shares issued to shareholders in reinvestment of dividends	1,705	20,038	1,896	23,544
Shares repurchased	(36,415)	(426,204)	(72,332)	(887,578)
Net increase (decrease)	(17,392)	$ (201,923)	(55,565)	$ (677,402)
Class R5 Shares
Shares sold	11,488	$ 135,557	29,321	$ 364,596
Shares issued to shareholders in reinvestment of dividends	3,166	37,252	2,380	29,481
Shares repurchased	(58,727)	(696,434)	(28,658)	(355,818)
Net increase (decrease)	(44,073)	$ (523,625)	3,043	$ 38,259
	YEAR ENDED September 30, 2023		YEAR ENDED September 30, 2022
LIMITED TERM INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	7,767,621	$ 97,211,011	10,541,439	$ 140,150,366
Shares issued to shareholders in reinvestment of dividends	1,109,321	13,922,644	817,718	10,693,958
Shares repurchased	(14,188,210)	(177,625,807)	(22,180,526)	(293,814,115)
Net increase (decrease)	(5,311,268)	$ (66,492,152)	(10,821,369)	$ (142,969,791)
88   |  Thornburg Taxable Fixed Income Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2023
	YEAR ENDED September 30, 2023		YEAR ENDED September 30, 2022
LIMITED TERM INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class C Shares
Shares sold	535,634	$ 6,695,779	950,042	$ 12,643,799
Shares issued to shareholders in reinvestment of dividends	333,115	4,173,355	289,804	3,782,337
Shares repurchased	(7,384,523)	(92,292,957)	(9,476,803)	(124,911,999)
Net increase (decrease)	(6,515,774)	$ (81,423,823)	(8,236,957)	$ (108,485,863)
Class C2 Shares
Shares sold	13,644	$ 172,557	80,061	$ 1,062,877
Shares issued to shareholders in reinvestment of dividends	16,098	201,734	10,679	138,920
Shares repurchased	(263,643)	(3,293,916)	(246,744)	(3,258,160)
Net increase (decrease)	(233,901)	$ (2,919,625)	(156,004)	$ (2,056,363)
Class I Shares
Shares sold	149,123,931	$ 1,871,085,459	220,666,997	$ 2,925,215,365
Shares issued to shareholders in reinvestment of dividends	14,369,488	180,390,754	11,080,794	144,940,625
Shares repurchased	(254,623,845)	(3,187,485,933)	(314,030,159)	(4,128,301,405)
Net increase (decrease)	(91,130,426)	$ (1,136,009,720)	(82,282,368)	$ (1,058,145,415)
Class R3 Shares
Shares sold	1,022,834	$ 12,778,746	2,265,150	$ 30,239,348
Shares issued to shareholders in reinvestment of dividends	95,094	1,194,229	64,069	834,682
Shares repurchased	(2,100,002)	(26,434,605)	(2,074,866)	(27,276,149)
Net increase (decrease)	(982,074)	$ (12,461,630)	254,353	$ 3,797,881
Class R4 Shares
Shares sold	400,976	$ 5,039,463	1,013,644	$ 12,974,366
Shares issued to shareholders in reinvestment of dividends	10,075	126,436	5,897	76,820
Shares repurchased	(349,159)	(4,379,648)	(344,863)	(4,498,856)
Net increase (decrease)	61,892	$ 786,251	674,678	$ 8,552,330
Class R5 Shares
Shares sold	1,748,755	$ 21,951,346	6,131,927	$ 82,049,887
Shares issued to shareholders in reinvestment of dividends	209,812	2,631,955	188,604	2,462,116
Shares repurchased	(5,242,828)	(65,941,553)	(7,096,207)	(94,143,814)
Net increase (decrease)	(3,284,261)	$ (41,358,252)	(775,676)	$ (9,631,811)
Class R6 Shares
Shares sold	4,137,670	$ 52,080,541	12,325,073	$ 165,456,777
Shares issued to shareholders in reinvestment of dividends	407,058	5,118,693	281,783	3,678,103
Shares repurchased	(6,413,880)	(81,030,757)	(7,278,342)	(95,699,454)
Net increase (decrease)	(1,869,152)	$ (23,831,523)	5,328,514	$ 73,435,426
Thornburg Taxable Fixed Income Funds Annual Report  |  89

Notes to Financial Statements, Continued
September 30, 2023
	YEAR ENDED September 30, 2023		YEAR ENDED September 30, 2022
ULTRA SHORT INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,453,234	$ 17,630,385	2,494,229	$ 30,419,140
Shares issued to shareholders in reinvestment of dividends	115,522	1,403,778	23,169	282,740
Shares repurchased	(2,064,019)	(25,075,017)	(580,148)	(7,103,704)
Net increase (decrease)	(495,263)	$ (6,040,854)	1,937,250	$ 23,598,176
Class I Shares
Shares sold	20,384,068	$ 247,111,472	12,647,567	$ 154,631,056
Shares issued to shareholders in reinvestment of dividends	834,289	10,131,349	135,441	1,651,088
Shares repurchased	(13,912,802)	(168,889,723)	(4,182,562)	(51,064,529)
Net increase (decrease)	7,305,555	$ 88,353,098	8,600,446	$ 105,217,615
	YEAR ENDED September 30, 2023		YEAR ENDED September 30, 2022
STRATEGIC INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	8,657,794	$ 96,602,148	10,115,056	$ 119,485,988
Shares issued to shareholders in reinvestment of dividends	934,483	10,441,785	945,131	11,115,435
Shares repurchased	(14,202,566)	(157,783,088)	(12,099,708)	(141,969,093)
Net increase (decrease)	(4,610,289)	$ (50,739,155)	(1,039,521)	$ (11,367,670)
Class C Shares
Shares sold	3,206,423	$ 35,705,220	1,857,127	$ 21,894,946
Shares issued to shareholders in reinvestment of dividends	251,686	2,809,155	195,252	2,294,880
Shares repurchased	(2,322,708)	(25,851,363)	(2,831,455)	(33,223,798)
Net increase (decrease)	1,135,401	$ 12,663,012	(779,076)	$ (9,033,972)
Class I Shares
Shares sold	359,137,452	$ 4,001,961,036	238,941,841	$ 2,788,013,156
Shares issued to shareholders in reinvestment of dividends	20,114,084	224,360,437	11,042,043	128,768,898
Shares repurchased	(176,222,506)	(1,959,877,640)	(131,451,156)	(1,530,521,922)
Net increase (decrease)	203,029,030	$ 2,266,443,833	118,532,728	$ 1,386,260,132
Class R3 Shares
Shares sold	9,122	$ 102,123	3,768	$ 44,038
Shares issued to shareholders in reinvestment of dividends	2,099	23,424	1,941	22,789
Shares repurchased	(8,829)	(98,037)	(14,779)	(171,917)
Net increase (decrease)	2,392	$ 27,510	(9,070)	$ (105,090)
Class R4 Shares
Shares sold	87,654	$ 981,829	80,230	$ 956,587
Shares issued to shareholders in reinvestment of dividends	7,454	83,223	5,139	60,387
Shares repurchased	(26,458)	(294,276)	(71,761)	(850,013)
Net increase (decrease)	68,650	$ 770,776	13,608	$ 166,961
90   |  Thornburg Taxable Fixed Income Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2023
	YEAR ENDED September 30, 2023		YEAR ENDED September 30, 2022
STRATEGIC INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R5 Shares
Shares sold	2,698,674	$ 30,030,333	1,459,940	$ 16,964,830
Shares issued to shareholders in reinvestment of dividends	220,858	2,464,408	175,916	2,072,320
Shares repurchased	(895,507)	(9,983,186)	(3,144,440)	(36,187,594)
Net increase (decrease)	2,024,025	$ 22,511,555	(1,508,584)	$ (17,150,444)
Class R6 Shares
Shares sold	4,613,451	$ 51,669,559	5,402,932	$ 64,663,323
Shares issued to shareholders in reinvestment of dividends	339,635	3,799,157	249,143	2,924,729
Shares repurchased	(2,379,658)	(26,631,924)	(1,939,475)	(22,613,679)
Net increase (decrease)	2,573,428	$ 28,836,792	3,712,600	$ 44,974,373
NOTE 7 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2023, the Funds had purchase and sale transactions of investments as listed in the table below (excluding short-term investments and U.S. Government obligations).
	Purchases	Sales
Limited Term U.S. Government Fund	$ 72,217,820	$ 91,221,101
Limited Term Income Fund	2,677,721,515	3,251,017,032
Ultra Short Income Fund	192,798,467	43,476,029
Strategic Income Fund	3,737,933,418	1,171,577,644
NOTE 8 – DERIVATIVE FINANCIAL INSTRUMENTS
The Funds may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Funds and how these derivatives affect the financial position, financial performance and cash flows of the Funds. The Funds do not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2023, the Funds’ principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign currency contracts.
During the year ended September 30, 2023, Strategic Income Fund entered into forward currency contracts in the normal course of pursuing its investment objectives, with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. Each of the forward currency contracts entered into by the Funds is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Forward currency contracts involve risks to the Funds, including the risk that a contract’s counterparty will not meet its obligations to the Funds, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Funds may not achieve the intended benefit of entering into a contract and may experience a loss. The monthly average value of open forward currency sell contracts for the year ended September 30, 2023 for Strategic Income Fund was $79,747,409.
These contracts are accounted for by the Funds under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in each Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in each Fund’s Statement of Operations.
The outstanding forward currency contracts in the table located in Strategic Income Fund’s Schedule of Investments, which were entered into with State Street Bank and Trust Company (“SSB”), were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.
Thornburg Taxable Fixed Income Funds Annual Report  |  91

Notes to Financial Statements, Continued
September 30, 2023
Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in Strategic Income Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in Strategic Income Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation (depreciation) on those forward currency contracts on a gross basis in Strategic Income Fund’s Statement of Assets and Liabilities.
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in each Fund’s Statement of Assets and Liabilities at September 30, 2023 is disclosed in the following table:
	Type of Derivative(a)	Counter Party	Asset Derivatives	Liability Derivatives	Net Amount
Strategic Income Fund	Forward currency contracts	SSB	$ 770,288	$ —	$ 770,288

(a)	Generally, the Statement of Assets and Liabilities location for forward currency contracts is Assets - Unrealized appreciation on forward currency contracts for asset derivatives and Liabilities - Unrealized depreciation on forward currency contracts for liabilities derivatives.
Because the Funds did not receive or post cash collateral in connection with its forward currency contracts during the period, the net amounts of each Fund’s assets and liabilities which are attributable to those contracts at September 30, 2023 can be determined by offsetting the dollar amounts shown in the asset and liability columns in the preceding table, the results of which are reflected in the "Net Amount" column. The Funds’ forward currency contracts are valued each day, and the net amounts of each Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.
The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in each Fund’s Statement of Operations for the year ended September 30, 2023 are disclosed in the following table:
		Net Realized	Net Change in Unrealized
	Type of Derivative(a)	Gain (Loss)	Appreciation (Depreciation)
Strategic Income Fund	Forward currency contracts	$ (2,885,992)	$ 572,160

(a)	Generally, the Statement of Operations location for forward currency contracts is Net realized gain (loss) on: forward currency contracts and Net change in unrealized appreciation (depreciation) on: forward currency contracts.
92  |  Thornburg Taxable Fixed Income Funds Annual Report

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Thornburg Taxable Fixed Income Funds Annual Report  |  93

Financial Highlights
Limited Term U.S. Government Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2023	$ 11.64	0.22	(0.13)	0.09	(0.25)	—	—	(0.25)	$ 11.48
2022	$ 13.06	0.13	(1.36)	(1.23)	(0.19)	—	—	(0.19)	$ 11.64
2021	$ 13.38	0.08	(0.24)	(0.16)	(0.16)	—	—	(0.16)	$ 13.06
2020	$ 13.10	0.15	0.33	0.48	(0.20)	—	—	(0.20)	$ 13.38
2019	$ 12.69	0.19	0.45	0.64	(0.23)	—	—	(0.23)	$ 13.10
CLASS C SHARES
2023	$ 11.71	0.19	(0.14)	0.05	(0.22)	—	—	(0.22)	$ 11.54
2022	$ 13.13	0.09	(1.36)	(1.27)	(0.15)	—	—	(0.15)	$ 11.71
2021	$ 13.46	0.03	(0.25)	(0.22)	(0.11)	—	—	(0.11)	$ 13.13
2020	$ 13.17	0.11	0.35	0.46	(0.17)	—	—	(0.17)	$ 13.46
2019	$ 12.77	0.15	0.43	0.58	(0.18)	—	—	(0.18)	$ 13.17
CLASS C2 SHARES
2023	$ 11.71	0.20	(0.14)	0.06	(0.22)	—	—	(0.22)	$ 11.55
2022	$ 13.14	0.08	(1.36)	(1.28)	(0.15)	—	—	(0.15)	$ 11.71
2021 (c)	$ 13.46	0.04	(0.25)	(0.21)	(0.11)	—	—	(0.11)	$ 13.14
CLASS I SHARES
2023	$ 11.64	0.26	(0.14)	0.12	(0.29)	—	—	(0.29)	$ 11.47
2022	$ 13.06	0.16	(1.36)	(1.20)	(0.22)	—	—	(0.22)	$ 11.64
2021	$ 13.38	0.11	(0.24)	(0.13)	(0.19)	—	—	(0.19)	$ 13.06
2020	$ 13.10	0.18	0.34	0.52	(0.24)	—	—	(0.24)	$ 13.38
2019	$ 12.69	0.23	0.44	0.67	(0.26)	—	—	(0.26)	$ 13.10
CLASS R3 SHARES
2023	$ 11.65	0.22	(0.13)	0.09	(0.25)	—	—	(0.25)	$ 11.49
2022	$ 13.06	0.11	(1.34)	(1.23)	(0.18)	—	—	(0.18)	$ 11.65
2021	$ 13.39	0.06	(0.25)	(0.19)	(0.14)	—	—	(0.14)	$ 13.06
2020	$ 13.10	0.13	0.35	0.48	(0.19)	—	—	(0.19)	$ 13.39
2019	$ 12.70	0.18	0.44	0.62	(0.22)	—	—	(0.22)	$ 13.10
CLASS R4 SHARES
2023	$ 11.64	0.22	(0.15)	0.07	(0.24)	—	—	(0.24)	$ 11.47
2022	$ 13.05	0.12	(1.35)	(1.23)	(0.18)	—	—	(0.18)	$ 11.64
2021	$ 13.37	0.06	(0.24)	(0.18)	(0.14)	—	—	(0.14)	$ 13.05
2020	$ 13.09	0.13	0.34	0.47	(0.19)	—	—	(0.19)	$ 13.37
2019	$ 12.69	0.18	0.43	0.61	(0.21)	—	—	(0.21)	$ 13.09
CLASS R5 SHARES
2023	$ 11.65	0.25	(0.14)	0.11	(0.28)	—	—	(0.28)	$ 11.48
2022	$ 13.07	0.16	(1.36)	(1.20)	(0.22)	—	—	(0.22)	$ 11.65
2021	$ 13.39	0.11	(0.25)	(0.14)	(0.18)	—	—	(0.18)	$ 13.07
2020	$ 13.11	0.17	0.34	0.51	(0.23)	—	—	(0.23)	$ 13.39
2019	$ 12.70	0.23	0.44	0.67	(0.26)	—	—	(0.26)	$ 13.11

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was October 1, 2020.
+	Based on weighted average shares outstanding.
See notes to financial statements.
94  |  Thornburg Taxable Fixed Income Funds Annual Report

Financial Highlights, Continued
Limited Term U.S. Government Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2023	1.89	0.95	0.95	0.74	38.65	$ 43,326
2022	1.01	0.92	0.92	(9.51)	28.92	$ 57,028
2021	0.60	0.87	0.87	(1.22)	9.50	$ 92,786
2020	1.10	0.89	0.89	3.70	11.66	$ 86,955
2019	1.48	0.90	0.90	5.06	29.37	$ 66,140
CLASS C SHARES
2023	1.57	1.24	1.56	0.37	38.65	$ 3,311
2022	0.68	1.24	1.39	(9.74)	28.92	$ 5,821
2021	0.21	1.24	1.24	(1.65)	9.50	$ 10,084
2020	0.82	1.16	1.16	3.48	11.66	$ 17,994
2019	1.13	1.24	1.24	4.60	29.37	$ 15,618
CLASS C2 SHARES
2023	1.69	1.24	2.63	0.37	38.65	$ 576
2022	0.62	1.24	2.28	(9.81)	28.92	$ 230
2021 (c)	0.28	1.24	3.37	(1.58)	9.50	$ 680
CLASS I SHARES
2023	2.18	0.65	0.65	0.96	38.65	$ 119,323
2022	1.31	0.62	0.62	(9.24)	28.92	$ 155,928
2021	0.85	0.61	0.61	(0.96)	9.50	$ 219,833
2020	1.36	0.60	0.60	4.00	11.66	$ 243,793
2019	1.76	0.62	0.62	5.35	29.37	$ 145,273
CLASS R3 SHARES
2023	1.86	0.99	1.75	0.70	38.65	$ 2,821
2022	0.89	0.99	1.52	(9.50)	28.92	$ 3,471
2021	0.46	0.99	1.31	(1.41)	9.50	$ 7,601
2020	1.02	0.99	1.29	3.67	11.66	$ 9,222
2019	1.39	0.99	1.43	4.88	29.37	$ 9,181
CLASS R4 SHARES
2023	1.85	0.99	2.91	0.61	38.65	$ 931
2022	0.92	0.99	2.30	(9.51)	28.92	$ 1,146
2021	0.47	0.99	1.63	(1.34)	9.50	$ 2,011
2020	1.01	0.99	1.60	3.60	11.66	$ 2,779
2019	1.38	0.99	1.78	4.88	29.37	$ 2,293
CLASS R5 SHARES
2023	2.16	0.67	2.01	0.94	38.65	$ 1,461
2022	1.30	0.67	1.64	(9.27)	28.92	$ 1,995
2021	0.80	0.67	1.56	(1.02)	9.50	$ 2,198
2020	1.27	0.67	2.12	3.93	11.66	$ 2,307
2019	1.80	0.67	2.04	5.29	29.37	$ 897
Thornburg Taxable Fixed Income Funds Annual Report  |  95

Financial Highlights
Limited Term Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2023	$ 12.38	0.36	0.02	0.38	(0.37)	—	—	(0.37)	$ 12.39
2022	$ 13.83	0.21	(1.43)	(1.22)	(0.23)	—	—	(0.23)	$ 12.38
2021	$ 14.14	0.16	(0.11)	0.05	(0.19)	(0.17)	—	(0.36)	$ 13.83
2020	$ 13.61	0.27	0.64	0.91	(0.28)	(0.10)	—	(0.38)	$ 14.14
2019	$ 13.16	0.33	0.45	0.78	(0.33)	—	—	(0.33)	$ 13.61
CLASS C SHARES
2023	$ 12.36	0.33	0.02	0.35	(0.34)	—	—	(0.34)	$ 12.37
2022	$ 13.81	0.18	(1.43)	(1.25)	(0.20)	—	—	(0.20)	$ 12.36
2021	$ 14.12	0.13	(0.11)	0.02	(0.16)	(0.17)	—	(0.33)	$ 13.81
2020	$ 13.59	0.24	0.64	0.88	(0.25)	(0.10)	—	(0.35)	$ 14.12
2019	$ 13.14	0.30	0.46	0.76	(0.31)	—	—	(0.31)	$ 13.59
CLASS C2 SHARES
2023	$ 12.36	0.30	0.02	0.32	(0.31)	—	—	(0.31)	$ 12.37
2022	$ 13.81	0.15	(1.43)	(1.28)	(0.17)	—	—	(0.17)	$ 12.36
2021 (c)	$ 14.12	0.09	(0.11)	(0.02)	(0.12)	(0.17)	—	(0.29)	$ 13.81
CLASS I SHARES
2023	$ 12.38	0.40	0.02	0.42	(0.41)	—	—	(0.41)	$ 12.39
2022	$ 13.84	0.25	(1.44)	(1.19)	(0.27)	—	—	(0.27)	$ 12.38
2021	$ 14.15	0.20	(0.11)	0.09	(0.23)	(0.17)	—	(0.40)	$ 13.84
2020	$ 13.62	0.30	0.65	0.95	(0.32)	(0.10)	—	(0.42)	$ 14.15
2019	$ 13.16	0.37	0.47	0.84	(0.38)	—	—	(0.38)	$ 13.62
CLASS R3 SHARES
2023	$ 12.38	0.33	0.03	0.36	(0.34)	—	—	(0.34)	$ 12.40
2022	$ 13.84	0.18	(1.44)	(1.26)	(0.20)	—	—	(0.20)	$ 12.38
2021	$ 14.15	0.13	(0.11)	0.02	(0.16)	(0.17)	—	(0.33)	$ 13.84
2020	$ 13.63	0.24	0.63	0.87	(0.25)	(0.10)	—	(0.35)	$ 14.15
2019	$ 13.17	0.30	0.47	0.77	(0.31)	—	—	(0.31)	$ 13.63
CLASS R4 SHARES
2023	$ 12.37	0.34	0.01	0.35	(0.34)	—	—	(0.34)	$ 12.38
2022	$ 13.83	0.20	(1.46)	(1.26)	(0.20)	—	—	(0.20)	$ 12.37
2021	$ 14.14	0.13	(0.11)	0.02	(0.16)	(0.17)	—	(0.33)	$ 13.83
2020	$ 13.61	0.24	0.64	0.88	(0.25)	(0.10)	—	(0.35)	$ 14.14
2019	$ 13.16	0.30	0.46	0.76	(0.31)	—	—	(0.31)	$ 13.61
CLASS R5 SHARES
2023	$ 12.37	0.40	0.02	0.42	(0.40)	—	—	(0.40)	$ 12.39
2022	$ 13.83	0.25	(1.44)	(1.19)	(0.27)	—	—	(0.27)	$ 12.37
2021	$ 14.14	0.20	(0.11)	0.09	(0.23)	(0.17)	—	(0.40)	$ 13.83
2020	$ 13.61	0.31	0.64	0.95	(0.32)	(0.10)	—	(0.42)	$ 14.14
2019	$ 13.16	0.36	0.46	0.82	(0.37)	—	—	(0.37)	$ 13.61
CLASS R6 SHARES
2023	$ 12.40	0.41	0.01	0.42	(0.41)	—	—	(0.41)	$ 12.41
2022	$ 13.86	0.26	(1.44)	(1.18)	(0.28)	—	—	(0.28)	$ 12.40
2021	$ 14.17	0.21	(0.11)	0.10	(0.24)	(0.17)	—	(0.41)	$ 13.86
2020	$ 13.64	0.32	0.64	0.96	(0.33)	(0.10)	—	(0.43)	$ 14.17
2019	$ 13.19	0.38	0.46	0.84	(0.39)	—	—	(0.39)	$ 13.64

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was October 1, 2020.
(d)	The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is (8.70)%.
(e)	The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is 0.61%.
(f)	The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is 6.47%.
+	Based on weighted average shares outstanding.
See notes to financial statements.
96  |  Thornburg Taxable Fixed Income Funds Annual Report

Financial Highlights, Continued
Limited Term Income Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2023	2.90	0.78	0.78	3.06	37.65	$ 533,551
2022	1.58	0.77	0.77	(8.89)	46.77	$ 598,675
2021	1.17	0.77	0.77	0.33	33.37	$ 818,846
2020	1.94	0.77	0.77	6.78	53.84	$ 768,798
2019	2.44	0.81	0.81	6.03	43.22	$ 645,383
CLASS C SHARES
2023	2.64	1.01	1.01	2.83	37.65	$ 140,716
2022	1.33	0.99	0.99	(9.11)	46.77	$ 221,057
2021	0.94	0.99	0.99	0.11	33.37	$ 360,840
2020	1.72	1.00	1.00	6.55	53.84	$ 412,659
2019	2.24	1.02	1.02	5.82	43.22	$ 356,205
CLASS C2 SHARES
2023	2.43	1.24	1.44	2.59	37.65	$ 6,733
2022	1.10	1.24	1.30	(9.33)	46.77	$ 9,615
2021 (c)	0.65	1.24	1.32	(0.17)	33.37	$ 12,902
CLASS I SHARES
2023	3.18	0.49	0.54	3.36	37.65	$ 5,769,043
2022	1.86	0.49	0.51	(8.63) (d)	46.77	$ 6,890,513
2021	1.44	0.49	0.50	0.53 (e)	33.37	$ 8,840,331
2020	2.21	0.49	0.51	7.08	53.84	$ 6,999,911
2019	2.75	0.50	0.53	6.44	43.22	$ 4,455,457
CLASS R3 SHARES
2023	2.66	0.99	1.06	2.93	37.65	$ 37,395
2022	1.39	0.99	1.04	(9.16)	46.77	$ 49,513
2021	0.94	0.99	1.02	0.11	33.37	$ 51,825
2020	1.75	0.99	1.02	6.54 (f)	53.84	$ 61,041
2019	2.27	0.99	1.06	5.84	43.22	$ 64,335
CLASS R4 SHARES
2023	2.71	0.99	1.15	2.84	37.65	$ 18,774
2022	1.51	0.99	1.24	(9.16)	46.77	$ 17,988
2021	0.94	0.99	1.19	0.11	33.37	$ 10,777
2020	1.74	0.99	1.32	6.55	53.84	$ 6,413
2019	2.27	0.99	1.23	5.84	43.22	$ 8,073
CLASS R5 SHARES
2023	3.15	0.49	0.74	3.44	37.65	$ 70,594
2022	1.88	0.49	0.71	(8.71)	46.77	$ 111,149
2021	1.44	0.49	0.69	0.61	33.37	$ 134,974
2020	2.24	0.49	0.64	7.08	53.84	$ 149,322
2019	2.70	0.56	0.74	6.31	43.22	$ 106,753
CLASS R6 SHARES
2023	3.25	0.42	0.46	3.43	37.65	$ 157,354
2022	2.00	0.42	0.45	(8.62)	46.77	$ 180,359
2021	1.51	0.42	0.43	0.68	33.37	$ 127,763
2020	2.31	0.42	0.46	7.15	53.84	$ 98,639
2019	2.82	0.43	0.49	6.43	43.22	$ 60,440
Thornburg Taxable Fixed Income Funds Annual Report  |  97

Financial Highlights
Ultra Short Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2023	$ 12.13	0.52	0.05	0.57	(0.53)	—	—	(0.53)	$ 12.17
2022	$ 12.44	0.19	(0.31)	(0.12)	(0.19)	—	—	(0.19)	$ 12.13
2021	$ 12.59	0.15	(0.08)	0.07	(0.18)	(0.04)	—	(0.22)	$ 12.44
2020	$ 12.49	0.23	0.15	0.38	(0.24)	(0.04)	—	(0.28)	$ 12.59
2019	$ 12.29	0.28	0.21	0.49	(0.29)	—	—	(0.29)	$ 12.49
CLASS I SHARES
2023	$ 12.12	0.55	0.04	0.59	(0.55)	—	—	(0.55)	$ 12.16
2022	$ 12.43	0.21	(0.31)	(0.10)	(0.21)	—	—	(0.21)	$ 12.12
2021	$ 12.58	0.18	(0.08)	0.10	(0.21)	(0.04)	—	(0.25)	$ 12.43
2020	$ 12.48	0.25	0.16	0.41	(0.27)	(0.04)	—	(0.31)	$ 12.58
2019	$ 12.28	0.31	0.20	0.51	(0.31)	—	—	(0.31)	$ 12.48

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.
See notes to financial statements.
98  |  Thornburg Taxable Fixed Income Funds Annual Report

Financial Highlights, Continued
Ultra Short Income Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2023	4.29	0.50	0.86	4.77	29.46	$ 28,234
2022	1.54	0.50	1.05	(0.96)	39.29	$ 34,147
2021	1.22	0.50	1.38	0.54	37.51	$ 10,930
2020	1.83	0.70	1.84	3.13	46.29	$ 8,127
2019	2.28	0.70	1.65	4.00	79.59	$ 8,012
CLASS I SHARES
2023	4.56	0.30	0.52	4.98	29.46	$ 235,011
2022	1.75	0.30	0.60	(0.77)	39.29	$ 145,743
2021	1.40	0.30	0.76	0.74	37.51	$ 42,587
2020	2.02	0.50	1.06	3.33	46.29	$ 28,249
2019	2.47	0.50	0.94	4.21	79.59	$ 24,858
Thornburg Taxable Fixed Income Funds Annual Report  |  99

Financial Highlights
Strategic Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(c)
2023	$ 10.99	0.45	0.03	0.48	(0.45)	—	—	(0.45)	$ 11.02
2022	$ 12.41	0.36	(1.38)	(1.02)	(0.37)	(0.03)	—	(0.40)	$ 10.99
2021	$ 12.24	0.43	0.21	0.64	(0.47)	—	—	(0.47)	$ 12.41
2020	$ 11.92	0.40	0.31	0.71	(0.39)	—	—	(0.39)	$ 12.24
2019	$ 11.65	0.42	0.26	0.68	(0.41)	—	—	(0.41)	$ 11.92
CLASS C SHARES
2023	$ 10.97	0.37	0.03	0.40	(0.37)	—	—	(0.37)	$ 11.00
2022	$ 12.39	0.27	(1.38)	(1.11)	(0.28)	(0.03)	—	(0.31)	$ 10.97
2021	$ 12.22	0.33	0.21	0.54	(0.37)	—	—	(0.37)	$ 12.39
2020	$ 11.90	0.31	0.31	0.62	(0.30)	—	—	(0.30)	$ 12.22
2019	$ 11.63	0.33	0.26	0.59	(0.32)	—	—	(0.32)	$ 11.90
CLASS I SHARES
2023	$ 10.96	0.49	0.04	0.53	(0.49)	—	—	(0.49)	$ 11.00
2022	$ 12.38	0.40	(1.38)	(0.98)	(0.41)	(0.03)	—	(0.44)	$ 10.96
2021	$ 12.20	0.47	0.22	0.69	(0.51)	—	—	(0.51)	$ 12.38
2020	$ 11.89	0.44	0.30	0.74	(0.43)	—	—	(0.43)	$ 12.20
2019	$ 11.62	0.45	0.27	0.72	(0.45)	—	—	(0.45)	$ 11.89
CLASS R3 SHARES
2023	$ 10.98	0.42	0.03	0.45	(0.42)	—	—	(0.42)	$ 11.01
2022	$ 12.40	0.33	(1.38)	(1.05)	(0.34)	(0.03)	—	(0.37)	$ 10.98
2021	$ 12.22	0.40	0.21	0.61	(0.43)	—	—	(0.43)	$ 12.40
2020	$ 11.91	0.35	0.31	0.66	(0.35)	—	—	(0.35)	$ 12.22
2019	$ 11.64	0.39	0.26	0.65	(0.38)	—	—	(0.38)	$ 11.91
CLASS R4 SHARES
2023	$ 10.97	0.42	0.04	0.46	(0.42)	—	—	(0.42)	$ 11.01
2022	$ 12.39	0.32	(1.37)	(1.05)	(0.34)	(0.03)	—	(0.37)	$ 10.97
2021	$ 12.22	0.40	0.20	0.60	(0.43)	—	—	(0.43)	$ 12.39
2020	$ 11.90	0.36	0.31	0.67	(0.35)	—	—	(0.35)	$ 12.22
2019	$ 11.63	0.39	0.26	0.65	(0.38)	—	—	(0.38)	$ 11.90
CLASS R5 SHARES
2023	$ 10.96	0.50	0.03	0.53	(0.49)	—	—	(0.49)	$ 11.00
2022	$ 12.39	0.40	(1.39)	(0.99)	(0.41)	(0.03)	—	(0.44)	$ 10.96
2021	$ 12.21	0.47	0.22	0.69	(0.51)	—	—	(0.51)	$ 12.39
2020	$ 11.89	0.45	0.30	0.75	(0.43)	—	—	(0.43)	$ 12.21
2019	$ 11.62	0.46	0.26	0.72	(0.45)	—	—	(0.45)	$ 11.89
CLASS R6 SHARES
2023	$ 10.99	0.50	0.04	0.54	(0.50)	—	—	(0.50)	$ 11.03
2022	$ 12.42	0.41	(1.39)	(0.98)	(0.42)	(0.03)	—	(0.45)	$ 10.99
2021	$ 12.24	0.48	0.22	0.70	(0.52)	—	—	(0.52)	$ 12.42
2020	$ 11.93	0.45	0.30	0.75	(0.44)	—	—	(0.44)	$ 12.24
2019	$ 11.65	0.47	0.27	0.74	(0.46)	—	—	(0.46)	$ 11.93

(a)	Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2021 would have been: Class A, 3.48%; Class C, 2.71%; Class I, 3.81%; Class R3, 3.19%; Class R4, 3.21%; Class R5, 3.84%; Class R6, 3.89%.
(b)	Not annualized for periods less than one year.
(c)	Sales loads are not reflected in computing total return.
(d)	The total return based on the NAV which reflects adjustments in accordance with U.S. GAAP is 6.49% for 2019 and 6.46% for 2020.
+	Based on weighted average shares outstanding.
See notes to financial statements.
100  |  Thornburg Taxable Fixed Income Funds Annual Report

Financial Highlights, Continued
Strategic Income Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(b)	Portfolio Turnover Rate (%)(b)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(c)
2023	4.00	1.02	1.07	4.39	22.34	$ 271,826
2022	3.03	0.99	1.06	(8.37)	27.19	$ 321,614
2021	3.48	0.95	1.05	5.30	28.55	$ 376,252
2020	3.35	0.96	1.13	6.07	58.91	$ 249,520
2019	3.55	0.99	1.16	5.92	31.55	$ 215,441
CLASS C SHARES
2023	3.31	1.72	1.77	3.69	22.34	$ 93,062
2022	2.29	1.72	1.79	(9.08)	27.19	$ 80,326
2021	2.71	1.73	1.83	4.49	28.55	$ 100,385
2020	2.57	1.70	1.88	5.30	58.91	$ 103,302
2019	2.80	1.75	1.92	5.15	31.55	$ 118,982
CLASS I SHARES
2023	4.44	0.60	0.77	4.90	22.34	$ 6,427,625
2022	3.45	0.60	0.77	(8.07)	27.19	$ 4,180,742
2021	3.81	0.60	0.81	5.74	28.55	$ 3,255,002
2020	3.73	0.60	0.88	6.39	58.91	$ 1,758,843
2019	3.89	0.63	0.91	6.35	31.55	$ 1,141,046
CLASS R3 SHARES
2023	3.78	1.25	4.49	4.15	22.34	$ 670
2022	2.77	1.25	3.96	(8.64)	27.19	$ 641
2021	3.20	1.25	3.16	5.06	28.55	$ 837
2020	2.96	1.25	2.53	5.70	58.91	$ 1,105
2019	3.30	1.25	2.59	5.71	31.55	$ 1,661
CLASS R4 SHARES
2023	3.81	1.25	2.10	4.24	22.34	$ 2,806
2022	2.76	1.25	2.44	(8.65)	27.19	$ 2,044
2021	3.21	1.25	2.28	4.98	28.55	$ 2,139
2020	3.06	1.25	2.70	5.79	58.91	$ 1,633
2019	3.28	1.25	2.51	5.71	31.55	$ 1,279
CLASS R5 SHARES
2023	4.46	0.60	0.88	4.90	22.34	$ 62,908
2022	3.38	0.60	0.96	(8.14)	27.19	$ 40,507
2021	3.84	0.60	0.92	5.74	28.55	$ 64,449
2020	3.78	0.60	1.00	6.48	58.91	$ 43,715
2019	3.94	0.59	1.18	6.35	31.55	$ 11,180
CLASS R6 SHARES
2023	4.52	0.53	0.70	4.97	22.34	$ 138,108
2022	3.53	0.53	0.72	(8.05)	27.19	$ 109,349
2021	3.89	0.53	0.75	5.81	28.55	$ 77,415
2020	3.77	0.53	0.88	6.55 (d)	58.91	$ 39,115
2019	3.98	0.53	0.98	6.40 (d)	31.55	$ 21,630
Thornburg Taxable Fixed Income Funds Annual Report  |  101

Report of Independent Registered Public Accounting Firm
Thornburg Taxable Fixed Income Funds
To the Board of Trustees of Thornburg Investment Trust and Shareholders of Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Ultra Short Income Fund and Thornburg Strategic Income Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Ultra Short Income Fund and Thornburg Strategic Income Fund (four of the funds constituting Thornburg Investment Trust, hereafter collectively referred to as the "Funds") as of September 30, 2023, the related statements of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, agent banks, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
New York, New York
November 17, 2023
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
102  |   Thornburg Taxable Fixed Income Funds Annual Report

Expense Example
September 30, 2023 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C and Class C2 shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2023, and held until September 30, 2023.
ACTUAL EXPENSES
For each class of shares, the Actual section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual section for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the Hypothetical section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the Hypothetical section of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, April 1, 2023 and held through September 30, 2023.
	Actual		Hypothetical *
	Ending Account Value 9/30/23	Expenses Paid During Period 4/1/23-9/30/23	Ending Account Value 9/30/23	Expenses Paid During Period† 4/1/23-9/30/23	Annualized Expense Ratio
LIMITED TERM U.S. GOVERNMENT FUND
CLASS A SHARES	$ 975.77	$4.75	$1,020.26	$4.86	0.96%
CLASS C SHARES	$ 973.78	$6.14	$1,018.85	$6.28	1.24%
CLASS C2 SHARES	$ 973.78	$6.14	$1,018.85	$6.28	1.24%
CLASS I SHARES	$ 976.44	$3.22	$1,021.81	$3.29	0.65%
CLASS R3 SHARES	$ 974.86	$4.90	$1,020.10	$5.01	0.99%
CLASS R4 SHARES	$ 974.80	$4.90	$1,020.10	$5.01	0.99%
CLASS R5 SHARES	$ 976.40	$3.32	$1,021.71	$3.40	0.67%
LIMITED TERM INCOME FUND
CLASS A SHARES	$ 993.29	$3.85	$1,021.21	$3.90	0.77%
CLASS C SHARES	$ 992.07	$4.99	$1,020.05	$5.06	1.00%
CLASS C2 SHARES	$ 990.90	$6.19	$1,018.85	$6.28	1.24%
CLASS I SHARES	$ 993.88	$2.45	$1,022.61	$2.48	0.49%
CLASS R3 SHARES	$ 992.20	$4.94	$1,020.10	$5.01	0.99%
CLASS R4 SHARES	$ 991.38	$4.94	$1,020.10	$5.01	0.99%
CLASS R5 SHARES	$ 994.67	$2.45	$1,022.61	$2.48	0.49%
CLASS R6 SHARES	$ 994.27	$2.10	$1,022.96	$2.13	0.42%
ULTRA SHORT INCOME FUND
CLASS A SHARES	$1,025.13	$2.54	$1,022.56	$2.54	0.50%
CLASS I SHARES	$1,026.15	$1.52	$1,023.56	$1.52	0.30%
Thornburg Taxable Fixed Income Funds Annual Report  |  103

Expense Example, Continued
September 30, 2023 (Unaudited)
	Actual		Hypothetical *
	Ending Account Value 9/30/23	Expenses Paid During Period 4/1/23-9/30/23	Ending Account Value 9/30/23	Expenses Paid During Period† 4/1/23-9/30/23	Annualized Expense Ratio
STRATEGIC INCOME FUND
CLASS A SHARES	$ 998.30	$5.06	$1,020.00	$5.11	1.01%
CLASS C SHARES	$ 994.12	$8.65	$1,016.39	$8.74	1.73%
CLASS I SHARES	$1,000.24	$3.01	$1,022.06	$3.04	0.60%
CLASS R3 SHARES	$ 997.20	$6.26	$1,018.80	$6.33	1.25%
CLASS R4 SHARES	$ 997.20	$6.26	$1,018.80	$6.33	1.25%
CLASS R5 SHARES	$1,000.24	$3.01	$1,022.06	$3.04	0.60%
CLASS R6 SHARES	$1,000.64	$2.66	$1,022.41	$2.69	0.53%

*	Hypothetical assumes a rate of return of 5% per year before expenses.
†	Expenses are equal to the annualized expense ratio for each class multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
104  |  Thornburg Taxable Fixed Income Funds Annual Report

Other Information
September 30, 2023 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Funds’ voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2023, taxable ordinary income dividends paid by the Funds for federal income tax purposes are as follows:
TAXABLE ORDINARY
Limited Term U.S. Government Fund	$ 4,580,940
Limited Term Income Fund	232,491,173
Ultra Short Income Fund	11,561,943
Strategic Income Fund	262,072,215
For the tax year ended September 30, 2023,  the dividend ratio (or the maximum allowed) paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003 and the ordinary income distributions ratio (or the maximum allowed) paid as qualified for the corporate dividend received deduction are as follows:
	QUALIFIED DIVIDEND INCOME	DIVIDENDS RECEIVED DEDUCTION
Strategic Income Fund	0.12%	0.11%
The information and the distributions reported herein may differ from information and distributions reported to the shareholders for the calendar year ending December 31, 2023. Complete information will be reported in conjunction with your 2023 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Funds file with the U.S. Securities and Exchange Commission schedules of their portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Funds’ Forms N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
The Advisor provides investment management services to each of the Funds pursuant to an investment advisory agreement (the “Agreement”). The Trustees consider the renewal of the Agreement annually, and most recently determined to renew the Agreement on September 19, 2023.
Planning for their recent consideration of the Agreement’s renewal, those Trustees who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “independent Trustees”), met in March 2023 and May 2023 to consider aspects of their annual evaluation of the Advisor’s service to the Funds and to each other series of the Trust, to plan the annual evaluation of the Advisor’s performance, and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in another independent session in July 2023 to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in independent session in September 2023 to discuss various matters relating to the consideration of the Agreement’s renewal, including discussions with representatives of a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information, and other data obtained and analyzed by the analyst firm. In that session the independent Trustees discussed their evaluations of the Advisor’s services to the Funds and the Funds’ fee and expense levels, investment performance, and other information presented for
Thornburg Taxable Fixed Income Funds Annual Report  |  105

Other Information, Continued
September 30, 2023 (Unaudited)
the Funds, conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred with representatives of the Advisor to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September 2023 for that purpose, and the independent Trustees thereafter met again in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the Agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the Agreement, and the independent Trustees voted unanimously at that meeting to renew the Agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the Agreement. In determining to renew the Agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent, and Quality of Services. The Trustees considered in their evaluation of the Agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s portfolio management, fund administration, trading, operations, marketing, distribution, and compliance staffs. The Trustees also considered in this evaluation the presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the Agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent, and quality of services provided by the Advisor under the advisory agreement, as more fully reflected in the minutes and other records of their quarterly and committee meetings throughout the year and in previous years, and contributing to their conclusions respecting the nature, extent, and quality of the services rendered to each Fund by the Advisor included: (1) reports from portfolio managers throughout the year demonstrating that each Fund was managed in conformity with stated strategies and objectives, and conformed to investment restrictions and limitations; (2) reports demonstrating that management of each Fund remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Fund’s strategies in varying environments, managers’ cognizance of, and strategies to pursue, each Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of each Fund’s portfolio and management of Fund liquidity requirements; (3) each Fund’s achievement of its investment objectives over different periods of time; (4) presentations by, and interactions with, members of the Advisor’s fund administration, trading, operations, marketing, distribution, and compliance staffs; (5) reports from the Audit Committee and the Operations Risk Oversight Committee on their respective proceedings throughout the year, including particularly interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to each Fund, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and the Advisor’s own financial management and sufficiency of its resources; (7) steps taken by the Advisor to improve its investment management process, including the hiring of additional investment personnel to support the investment management function, plans to add other investment personnel in the future, efforts to increase the diversity of backgrounds and experiences among its investment personnel, and the increased integration of risk management procedures and consideration of environmental, social, and governance factors into the investment process; (8) the measures employed by the Advisor’s personnel to achieve efficient trade execution for each Fund, including the evaluation and selection of firms to execute transactions for each Fund; and (9) steps taken to facilitate continued collaboration among the Advisor’s personnel. As in past years, the Trustees noted their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the depth and expertise of the Advisor’s staff, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Funds, responsiveness to the Trustees, and other factors and circumstances.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Funds’ investments continued to conform to the Funds’ stated objectives and policies, and that the nature, extent, and quality of the services provided to the Funds by the Advisor remained sufficient.
Investment Performance.  The Trustees noted in their evaluation of each Fund’s investment performance the written and oral reports and investment and market analyses they had received from the Advisor’s portfolio management personnel throughout the year. The Trustees also noted their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of each Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s explanations and written commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market, and economic conditions; (3) performance data for the ten most recent calendar years (or lesser number of years for each Fund having fewer calendar years of operations), comparing the Fund’s investment performance to a category of funds selected by an independent mutual fund analyst firm, to one or more broad-based securities indices, and to the applicable Morningstar category of funds; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year, since inception and, if applicable, ten-year and fifteen-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to mutual fund categories selected by independent
106  |   Thornburg Taxable Fixed Income Funds Annual Report

Other Information, Continued
September 30, 2023 (Unaudited)
mutual fund analyst firms, to one or more broad-based securities indices, and to the applicable Morningstar category of funds, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified risk and performance metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) information respecting positive cash flows resulting from share purchases and investment appreciation or negative cash flows resulting from redemptions and investment depreciation; (7) the analysis and observations of an independent mutual fund analyst firm respecting the Fund’s investment performance relative to a category of funds selected by that firm; (8) comparison of the Fund’s annualized return to the Fund’s benchmark index or indices over various periods since the Fund’s inception; (9) various risk and return statistics; and (10) oral commentary from the Advisor. The Trustees noted their understanding that strategies pursued for a Fund may produce intermittent lower relative performance, that underperforming Funds have, generally in the past, returned to favor as conditions changed or the strategies of those Funds gained traction, and the Advisor has in general been successful over time in remediating lower relative performance of Funds in cases where execution of investment strategies had contributed to lower performance. In those instances where a Fund had exhibited lower relative performance in certain periods, the Trustees also considered the reports they received from the Advisor throughout the year, explanations of that underperformance by reference to the stated investment strategies of the Fund, the effects of market and economic conditions on the Fund during relevant periods, and the investment decisions by the Advisor in view of the Fund’s stated strategies. The Trustees also noted in their evaluations that to the extent pertinent they attach additional significance to the performance of each Fund from the perspective of longer-term shareholders.
Further detail considered by the Trustees with respect to the investment performance of each Fund is set forth below:
•	Thornburg Limited Term U.S. Government Fund – the Trustees considered that the Fund outperformed its benchmark index for the year-to-date, one-, and three-year periods, that the Fund outperformed its Morningstar category for the year-to-date, ten, and fifteen-year periods, and that the Fund’s underperformance versus its benchmark index or Morningstar category in other periods was not significant. The Trustees also noted that the Fund has experienced positive total returns in seven of the last ten calendar years and has met both its primary and secondary investment objectives over time.
•	Thornburg Limited Term Income Fund – the Trustees considered that the Fund outperformed its benchmark index for the year-to-date, one-, three-, five-, ten-, and fifteen-year periods, and outperformed its Morningstar category for each of those periods except the three-year period. The Trustees also noted that the Fund has experienced positive total returns in seven of the last ten calendar years and has met both its primary and secondary investment objectives over time.
•	Thornburg Ultra Short Income Fund – the Trustees considered that the Fund outperformed its Morningstar category for the year-to-date, one-, three, and five-year periods, and outperformed its benchmark index in each of those periods and since the Fund’s inception. The Trustees also noted that the Fund has experienced positive total returns in each calendar year since the Fund’s inception and has met its investment objective over time.
•	Thornburg Strategic Income Fund – the Trustees considered that the Fund outperformed its benchmark index in all periods since the Fund’s inception, outperformed an additional benchmark index in all periods since the Fund’s inception except the year-to-date period, and outperformed its Morningstar category for the year-to-date, one-, three-, five-, and ten-year periods. The Trustees also noted that the Fund has experienced positive total returns in eight of the last ten calendar years and has met both its primary and secondary investment objectives over time.
Based upon their consideration of this and other information, the Trustees concluded that the Funds’ absolute and relative investment performance over a range of pertinent holding periods was generally satisfactory in view of the Funds’ objectives and strategies, and that where there was underperformance in certain periods and for certain Funds, the Advisor has taken appropriate steps to seek to mitigate that underperformance.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Funds’ fee and expense levels. This information included comparisons of each Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to funds in the applicable Morningstar category, comparisons of the advisory fee and total expenses for a representative share class of each Fund to the fee levels and expenses of fund peer groups selected from the category by an independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from that mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. In evaluating comparative fee and expense data, the Trustees considered whether the advisory fees charged to each Fund were at least generally comparable to the comparatives presented, and whether those advisory fees and overall Fund expense levels were within the range of figures established for the selected peer groups. The Trustees also considered the extent to which the Advisor had waived fees or reimbursed expenses for certain Funds and share classes thereof, and noted that information about the Funds’ current fee and expense levels is disclosed in the prospectuses for each Fund.
Further detail considered by the Trustees with respect to the comparison of the fee and expense levels of each Fund is set forth below:
Thornburg Taxable Fixed Income Funds Annual Report  |  107

Other Information, Continued
September 30, 2023 (Unaudited)
•	Thornburg Limited Term U.S. Government Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one representative share class of the Fund was lower than the median and higher than the average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second representative share class was higher than such median and average levels but within the range of total expenses for the category. Peer group data showed that the Fund’s management fee and the total expense level for a representative share class of the Fund, while both higher than the median levels for the peer group, were within the range of the management fees and total expenses for that peer group.
•	Thornburg Limited Term Income Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one representative share class of the Fund was lower than the median and higher than the average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second representative share class was higher than such median and average levels but within the range of total expenses for the category. Peer group data showed that the Fund’s management fee and the total expense level for a representative share class of the Fund, while both higher than the median levels for the peer group, were within the range of the management fees and total expenses for that peer group.
•	Thornburg Ultra Short Income Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one representative share class of the Fund was lower than the median and higher than the average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second representative share class was higher than such median and average levels but within the range of total expenses for the category. Peer group data showed that the Fund’s management fee and the total expense level for a representative share class of the Fund were both lower than the median levels for the peer group.
•	Thornburg Strategic Income Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one representative share class of the Fund was lower than the median and higher than the average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second representative share class was lower than the average level and higher than, but still within the range of, the median level for the category. Peer group data showed that the Fund’s management fee and the total expense level for a representative share class of the Fund were both lower than the median levels for the peer group.
The Trustees did not find any of the differences between the Funds’ fee and expense data and the comparable fee and expense data significant in view of their findings and conclusions respecting the other factors considered, including the quality of services provided by the Advisor to each Fund.
The Trustees also noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including the Advisor’s sub-advised mutual funds and other institutional clients, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, the differences between the mutual funds as to which the Advisor is a sub-advisor and the Funds, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which these arrangements are entered into. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by the Advisor or by other investment advisors to different types of clients had limited relevance to the evaluation of the fee rates charged by the Advisor to the Funds.
Costs and Profitability of Advisor.  In reviewing the profitability of the Advisor’s services to the Funds under the Agreement, the Trustees considered an analysis of the Advisor’s costs and the estimated profitability to the Advisor of its services, together with figures for the profitability of a selection of other, publicly listed investment management firms. The Trustees noted that the comparability of the Advisor’s estimated profitability to the publicly disclosed information about the profitability of other investment management firms is limited due to the nature of those firms and other factors. The Trustees considered information from the Advisor respecting investment of its profits to maintain staffing levels, and noted that the Advisor’s profits are an important element in the compensation of employees who work for the benefit of the Funds and their shareholders. The Trustees considered information from the Advisor respecting the use of profits to enhance staff competencies through training and other measures, hire personnel to expand and develop the scope of senior management expertise, pay competitive levels of compensation, and add to the Advisor’s electronic and information technology systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Funds, and maintain or improve service levels for the Funds notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by each Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to each Fund, comparisons of the fee breakpoint structure for each Fund with breakpoint structures (or the absence of such structures) for other funds in one or more peer groups selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, the Advisor’s undertakings to waive or reimburse certain fees and expenses for certain Funds and share classes, and the Advisor’s expenditures from its own profits and
108  |   Thornburg Taxable Fixed Income Funds Annual Report

Other Information, Continued
September 30, 2023 (Unaudited)
resources to maintain staffing levels, pay competitive levels of compensation, and add to its electronic and information technology systems to maintain or improve service levels. The information provided demonstrated to the Trustees that the Funds’ advisory fee breakpoint structures are reasonable in relation to the structures observed in the other funds in their respective peer groups, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for each Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Funds, the Trustees considered explanations from the Advisor respecting its receipt of certain research services from broker dealers, and the benefits to both the Funds and the Advisor of the Advisor’s expansion of its staffing, compliance, and systems capabilities and other resources to serve a broader variety of investment management clients. The Trustees also considered how the establishment of additional investment products by the Advisor may benefit the Funds. No unusual or unfair benefits to the Advisor from its relationship to the Funds were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent, and quality of the Advisor’s services performed under the Agreement remained sufficient, the Advisor continued to actively and competently pursue the Funds’ investment objectives and adhere to the Funds’ investment policies, and that the absolute and relative investment performance of the Funds over pertinent holding periods on the whole was satisfactory in the context of the Funds’ objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to each Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent, and quality of those services, the investment performance of each such Fund after fees and expenses, the clear disclosure of fees and expenses in the Funds’ prospectuses, comparisons of fees and expenses charged to each Fund to fees and expenses charged to other mutual funds, and the other factors and relevant circumstances considered. The Trustees accordingly determined to renew the Agreement for an additional term of one year for each of the Funds.
Thornburg Taxable Fixed Income Funds Annual Report  |  109

Trustees and Officers
September 30, 2023 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 77 Trustee Since 1984, Chairman of Trustees(4)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 68 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee and Operations Risk Oversight Committee(5)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager, and until 2019 Chief Investment Officer, and, until 2016, CEO and President, of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(3)
Sally Corning, 62 Trustee since 2012, Member of Audit Committee and Governance & Nominating Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 74 Trustee since 2004, Member of Audit Committee and Operations Risk Oversight Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 60 Trustee since 2015, Chair of Governance & Nominating Committee and Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 59 Trustee since 2019, Chair of Audit Committee	President of Talamantes Strategies, a management consulting firm, since 2018. Until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 69 Trustee since 2004, Lead Independent Trustee, Member of Audit Committee and Governance & Nominating Committee	President of Dirks, Van Essen & April, Santa Fe, New Mexico (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 64 Trustee since 1996, Chair of Operations Risk Oversight Committee, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambé LLC, Santa Fe, NM (manufacturing and design company).	None
ADVISORY TRUSTEE
Lisa Black, 64(6) Trustee since 2023	Until 2019, Senior Managing Director, Chief Investment Officer and Head, Taxable Fixed Income, Nuveen LLC, New York, NY; Managing Director, TIAA-CREF, New York, NY (1996-2012).	None
110  |   Thornburg Taxable Fixed Income Funds Annual Report

Trustees and Officers, Continued
September 30, 2023 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)
Nimish Bhatt, 60 President since 2023, Chief Financial Officer 2019-2023, Treasurer 2016-2019, Secretary 2018-2019(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016, and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011- 2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Randy Dry, 49 Vice President since 2014	Managing Director, Chief Operating Officer since 2020, Chief Administrative Officer (2016-2020), and Director of Institutional Group (2014-2016) of Thornburg Investment Management, Inc.	Not applicable
John Hackett, 57 Vice President since 2020	Chief Marketing Officer, Thornburg Investment Management, Inc., since 2020; Global Head of Product Marketing, Northern Trust Asset Management (2016-2020); Principal and Head of Marketing and Business Development, The Townsend Group (2013-2016).	Not applicable
Curtis Holloway, 56 Chief Financial Officer since 2023 ,Treasurer since 2019(7)	Director of Finance since 2021 and Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 43 Vice President since 2014	Co-Head of Investments since 2019, and Portfolio Manager and Managing Director since 2013, of Thornburg Investment Management, Inc.	Not applicable
Jeff Klingelhofer, 42 Vice President since 2016	Co-Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager (2012-2015), of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 52 Assistant Treasurer since 2020; Vice President 2017-2020	Senior Manager & Vice President, Tax & Fund Administration of Thornburg Investment Management, Inc. since 2017; Senior Vice President, Citi Fund Services, Inc. (2014-2017); Vice President, Citi Fund Services, Inc. (2007-2014).	Not applicable
Christopher Luckham, 46 Assistant Treasurer since 2022	Senior Manager, Fund Administration of Thornburg Investment Management, Inc. since 2010.	Not applicable
Natasha Rippel, 41 Secretary since 2021(7)	Director of Fund Operations since 2021, Supervisor of Fund Operations (2017-2021), and Senior Associate of Fund Operations (2015-2017) of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 55 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Trust is organized as a Massachusetts business trust, and currently comprises a complex of 22 separate investment “Funds” or “series.” Thornburg Investment Management, Inc. is the investment advisor to, and manages, the 22 Funds of the Trust. Each Trustee oversees the 22 Funds of the Trust.
(3)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(4)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc. the investment advisor to the 22 Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares of the Trust.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(6)	As of September 30, 2023, Ms. Black served as an Advisory Trustee in a non-voting capacity. Ms. Black was elected as an independent Trustee effective October 2, 2023.
(7)	The Trust’s president, chief financial officer, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
Thornburg Taxable Fixed Income Funds Annual Report  |  111

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 19, 2023
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
(This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. For prospective investors in any fund of Thornburg Investment Trust, this communication must be preceded or accompanied by a prospectus. You may obtain a current copy of the Funds’ prospectus, which describes the Funds’ management fees, expenses and risks, by calling 1-800-847-0200 or by visiting www.thornburg.com/download. Please read the prospectus carefully before investing.)
Thornburg Investment Trust
2300 North Ridgetop Road
Santa Fe, NM 87506
505.984.0200 Tel
505.992.8681 Fax
www.thornburg.com
112  |  Thornburg Taxable Fixed Income Funds Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $41.0 billion (as of September 30, 2023) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The Funds outlined in this report are some of the many equity, multi-asset, and fixed-income products available from Thornburg Investment Management.
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Equity Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
U.S. EQUITY
■	Thornburg Small/Mid Cap Core Fund
■	Thornburg Small/Mid Cap Growth Fund
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Income Builder Opportunities Trust
■	Thornburg Summit Fund
TAXABLE FIXED INCOME
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Ultra Short Income Fund
■	Thornburg Strategic Income Fund
MUNICIPAL FIXED INCOME
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
Before investing, carefully consider each Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Thornburg Taxable Fixed Income Funds Annual Report  |  113

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Thornburg Taxable Fixed Income Funds Annual Report  |  115

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH4628

Thornburg

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Annual Report | September 30, 2023

Thornburg Municipal Funds
Thornburg Short Duration Municipal Fund
Thornburg Limited Term Municipal Fund
Thornburg California Limited Term Municipal Fund
Thornburg New Mexico Intermediate Municipal Fund
Thornburg New York Intermediate Municipal Fund
Thornburg Intermediate Municipal Fund
Thornburg Strategic Municipal Income Fund

Thornburg Municipal Funds
Annual Report  |  September 30, 2023
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
Thornburg Municipal Funds Annual Report  |  3

Thornburg Short Duration Municipal Fund

Investment Goal and
Fund Overview
The primary goal of Short Duration Municipal Fund is to seek provide current income exempt from federal income tax, consistent with preservation of capital.
The Fund is an actively managed, laddered portfolio of municipal bonds with a dollar-weighted average duration of normally no more than three years. Actively laddering portfolios involves building a portfolio of bonds with different maturities, based on our assessment of market risks and individual credit opportunities, so that a portion of the portfolio matures each year and cash from maturing bonds may be invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ended September 30, 2023
» The Fund’s Class I shares returned 2.50% versus the ICE BofA 1-3 Year U.S. Municipal Securities Index’s (the “Index”) return of 2.17% during the 12-month period ended September 30, 2023.  The Fund’s outperformance relative to the Index occurred during a period in which higher quality municipal bonds outperformed lower quality municipal bonds, longer maturity municipal bonds outperformed shorter maturity municipal bonds, and bonds from states with strong economies generally outperformed bonds from states with weaker economies.
» The Fund’s yield curve positioning was the largest contributor to performance relative to the Index. The Fund’s longer investable universe of 5-year municipal bond maturities and less versus the Index’s investable universe of 3-year municipal bond maturities and less contributed to performance relative to the Index during the period.
» The Fund’s lower coupon return was the largest detractor from performance relative to the Index during the period. The Fund’s longer investable range of 5-years or less municipal bond maturities versus the Index’s investable range of 3-years or less allowed the Index to reinvest more proceeds during the period as a larger portion of its holdings matured during the period. This allowed the Index to increase its return from coupons as yields rose in the municipal bond market through the reinvestment of proceeds from maturities.
Performance Summary
September 30, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG SHORT DURATION MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG SHORT DURATION MUNICIPAL FUND	1-YR	3-YR	5-YR	SINCE INCEPTION
Class A Shares (Incep: 12/30/13)
Without sales charge	2.29%	-0.58%	0.28%	0.32%
With sales charge	-	-1.32%	-0.03%	0.17%
Class I Shares (Incep: 12/30/13)	2.50%	-0.38%	0.46%	0.51%
ICE BofA 1-3 Year U.S. Municipal Securities Index (Since 12/30/13)	2.17%	-0.31%	0.95%	0.86%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.10%; I shares, 0.58%; Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.70%; I shares, 0.50%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
4  |   Thornburg Municipal Funds Annual Report

Thornburg Limited Term Municipal Fund

Investment Goal and
Fund Overview
The primary investment goal of Limited Term Municipal Fund is to seek as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.
The Fund is an actively managed, laddered portfolio of municipal bonds with a dollar-weighted average maturity normally of less than five years. Actively laddering portfolios involves building a portfolio of bonds with different maturities, based on our assessment of market risks and individual credit opportunities, so that portion of the portfolio matures each year and cash from maturing bonds may be invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ended September 30, 2023
» The Fund’s Class I shares returned 2.14% versus the ICE BofA 1-10 Year U.S. Municipal Securities Index’s (the “Index”) return of 2.20% during the 12-month period ended September 30, 2023. The Fund’s underperformance relative to the Index occurred during a period in which higher quality municipal bonds outperformed lower quality municipal bonds, longer maturity municipal bonds outperformed shorter maturity municipal bonds, and bonds from states with strong economies generally outperformed bonds from states with weaker economies.
» The Fund’s performance benefited greatly from the Federal Reserve’s interest rate hikes during the period. The return to a more normalized interest rate environment and higher municipal bond yields led returns generated by coupon payments to be a key driver of the Fund’s absolute and relative performance during the period. The Fund’s performance relative to the Index was also driven to a lesser extent by its yield curve positioning and individual bond selection during the period.
» The Fund’s duration positioning was the largest detractor from performance relative to the Index. Municipal yields set multi-year highs in October 2022 but fell through much of the period to finish flat to slightly down, which led the Fund’s shorter duration bias to be a detractor from performance relative to the Index.
Performance Summary
September 30, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LIMITED TERM MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG LIMITED TERM MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 9/28/84)
Without sales charge	1.91%	-1.72%	0.40%	0.82%	4.12%
With sales charge	-0.42%	-2.47%	0.10%	0.67%	4.08%
Class C Shares (Incep: 9/1/94)
Without sales charge	1.66%	-1.97%	0.15%	0.57%	2.59%
With sales charge	1.17%	-1.97%	0.15%	0.57%	2.59%
Class C2 Shares (Incep: 10/1/20)
Without sales charge	1.39%	-2.24%	-	-	-2.24%
With sales charge	0.75%	-2.24%	-	-	-2.24%
Class I Shares (Incep: 7/5/96)	2.14%	-1.49%	0.63%	1.09%	3.11%
ICE BofA 1-10 Year U.S. Municipal Securities Index (Since 9/28/84)	2.20%	-1.32%	1.11%	1.46%	-
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. Class C and Class C2 shares include a 0.50% and 0.65% contingent deferred sales charge (CDSC) respectively, for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.71%; C shares, 0.97%; C2 Shares, 1.48%; I shares, 0.48%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, for some of the share classes, resulting in net expense ratios of the following: C2 Shares, 1.24%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
Thornburg Municipal Funds Annual Report  |  5

Thornburg California Limited Term Municipal Fund

Investment Goal and
Fund Overview
The primary investment goal of Limited Term California Fund is to seek as high a level of current income exempt from federal and California state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.
The Fund is an actively managed, laddered portfolio of California and U.S. territory municipal bonds with a dollar-weighted average maturity normally less than five years. Actively laddering portfolios involves building a portfolio of bonds with different maturities, based on our assessment of market risks and individual credit opportunities, so that a portion of the portfolio matures each year and cash from maturing bonds may be invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ended September 30, 2023
» The Fund’s Class I shares returned 2.23% versus the ICE BofA 1-10 Year U.S. Municipal Securities Index’s (the “Index”) return of 2.20% during the 12-month period ended September 30, 2023. The Fund’s outperformance relative to the Index occurred during a period in which higher quality municipal bonds outperformed lower quality municipal bonds, longer maturity municipal bonds outperformed shorter maturity municipal bonds, and bonds from states with strong economies generally outperformed bonds from states with weaker economies.
» The Fund’s performance benefited greatly from the Federal Reserve’s interest rate hikes during the period. The return to a more normalized interest rate environment and higher municipal bond yields led returns generated by coupon payments to be a key driver of the Fund’s absolute and relative performance during the period. The Fund’s performance relative to the Index was driven to a lesser extent by security selection and its focus on California bonds.
» The Fund’s performance from duration and sector and quality allocations detracted from performance relative to the Index during the period. The Fund’s smaller allocation to pre-refunded municipal bonds contributed to the underperformance of those investment factors because most pre-refunded municipal bonds are high-quality and short duration in nature.
Performance Summary
September 30, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 2/19/87)
Without sales charge	1.89%	-1.55%	0.16%	0.73%	3.53%
With sales charge	-0.40%	-2.30%	-0.14%	0.58%	3.49%
Class C Shares (Incep: 9/1/94)
Without sales charge	1.69%	-1.80%	-0.11%	0.47%	2.48%
With sales charge	1.19%	-1.80%	-0.11%	0.47%	2.48%
Class C2 Shares (Incep: 10/1/20)
Without sales charge	1.69%	-1.83%	-	-	-1.83%
With sales charge	1.04%	-1.83%	-	-	-1.83%
Class I Shares (Incep: 4/1/97)	2.23%	-1.30%	0.43%	1.02%	2.91%
ICE BofA 1-10 Year U.S. Municipal Securities Index (Since 2/19/87)	2.20%	-1.32%	1.11%	1.46%	-
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. Class C and Class C2 shares include a 0.50% and 0.65% contingent deferred sales charge (CDSC) respectively, for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.95%; C shares, 1.31%; C2 shares, 4.46%; I shares, 0.71%; Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.74%; C shares, 1.02%; C2 shares, 1.02%; I shares, 0.49%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
6  |   Thornburg Municipal Funds Annual Report

Thornburg New Mexico Intermediate Municipal Fund

Investment Goal and
Fund Overview
The primary investment goal of Intermediate New Mexico Fund is to seek as high a level of current income exempt from federal and New Mexico state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long term bond portfolios.
The Fund is an actively managed, laddered portfolio of New Mexico and U.S. territory municipal bonds with a dollar weighted average maturity of normally three to ten years. Actively laddering portfolios involves building a portfolio of bonds with different maturities, based on our assessment of market risks and individual credit opportunities, so that a portion of the portfolio matures each year and cash from maturing bonds may be invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ended September 30, 2023
» The Fund’s Class I shares returned 1.76% versus the ICE BofA 3-15 Year U.S. Municipal Securities Index’s (the “Index”) return of 2.79% during the 12-month period ended September 30, 2023. The Fund’s underperformance relative to the Index occurred during a period in which higher quality municipal bonds outperformed lower quality municipal bonds, longer maturity municipal bonds outperformed shorter maturity municipal bonds, and bonds from states with strong economies generally outperformed bonds from states with weaker economies.
» The Fund’s performance benefited greatly from the Federal Reserve’s interest rate hikes during the period. The return to a more normalized interest rate environment and higher municipal bond yields led returns generated by coupon payments to be a key driver of the Fund’s absolute and relative performance during the period. The Fund’s performance relative to the Index was also driven to a lesser extent by its shorter duration bias.
» The Fund’s focus on New Mexico bonds detracted from performance relative to the Index. The Fund’s single state focus and the impact on performance relative to the Index was evident in two components of returns: sector and quality returns and individual bond selection. Both factors were detractors of the Fund’s absolute and relative performance during the period, driven by investors’ perceived weakness of the New Mexico economy.
Performance Summary
September 30, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 6/18/91)
Without sales charge	1.35%	-2.20%	0.23%	1.10%	3.53%
With sales charge	-0.70%	-2.87%	-0.18%	0.89%	3.46%
Class D Shares (Incep: 6/1/99)	1.18%	-2.44%	-0.03%	0.84%	2.38%
Class I Shares (Incep: 2/1/07)	1.76%	-1.87%	0.54%	1.42%	2.44%
ICE BofA 3-15 Year U.S. Municipal Securities Index (Since 6/18/91)	2.79%	-1.80%	1.28%	2.06%	-
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class D and Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.01%; D shares, 1.29%; I shares, 0.73%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.99%; D shares, 1.24%; I shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
Thornburg Municipal Funds Annual Report  |  7

Thornburg New York Intermediate Municipal Fund

Investment Goal and
Fund Overview
The primary investment goal of Intermediate New York Fund is to seek as high a level of current income exempt from federal, New York State and New York City individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long term bond portfolios.
The Fund is an actively managed, laddered portfolio of New York and US territory municipal bonds with a dollar weighted average maturity of normally three to ten years. Actively laddering portfolios involves building a portfolio of bonds with different maturities, based on our assessment of market risks and individual credit opportunities, so that a portion of the portfolio matures each year and cash from maturing bonds may be invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ended September 30, 2023
» The Fund’s Class I shares returned 2.07% versus the ICE BofA 3-15 Year U.S. Municipal Securities Index’s (the “Index”) return of 2.79% during the 12-month period ended September 30, 2023. The Fund’s underperformance relative to the Index occurred during a period in which higher quality municipal bonds outperformed lower quality municipal bonds, longer maturity municipal bonds outperformed shorter maturity municipal bonds, and bonds from states with strong economies generally outperformed bonds from states with weaker economies.
» The Fund’s performance benefited greatly from the Federal Reserve’s interest rate hikes during the period. The return to a more normalized interest rate environment and higher municipal bond yields led returns generated by coupon payments to be a key driver of the Fund’s absolute and relative performance during the period. The Fund’s performance relative to the Index was driven to a lesser extent by its yield curve positioning.
» The Fund’s focus on New York bonds detracted from performance relative to the Index. The Fund’s focus on a single state and the impact on performance relative to the Index was evident in two components of returns: sector and quality returns and individual bond selection. Both factors were detractors from the Fund’s absolute and relative performance during the period and were driven by investors’ perceived weakness of the New York economy.
Performance Summary
September 30, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 9/5/97)
Without sales charge	1.75%	-1.60%	0.45%	1.13%	2.99%
With sales charge	-0.30%	-2.25%	0.04%	0.93%	2.91%
Class I Shares (Incep: 2/1/10)	2.07%	-1.29%	0.77%	1.45%	2.22%
ICE BofA 3-15 Year U.S. Municipal Securities Index (Since 9/5/97)	2.79%	-1.80%	1.28%	2.06%	4.05%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.22%; I shares, 0.98%; Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.99%; I shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
8  |   Thornburg Municipal Funds Annual Report

Thornburg Intermediate Municipal Fund

Investment Goal and
Fund Overview
The primary investment goal of Intermediate Municipal Fund is to seek as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.
The Fund is an actively managed, laddered portfolio of municipal bonds with a dollar weighted average maturity of normally three to ten years.  Actively laddering portfolios involves building a portfolio of bonds with different maturities, based on our assessment of market risks and individual credit opportunities, so that a portion of the portfolio matures each year and cash from maturing bonds may be invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ended September 30, 2023
» The Fund’s Class I shares returned 2.55% versus the ICE BofA 3-15 Year U.S. Municipal Securities Index’s (the “Index”) return of 2.79% during the 12-month period ended September 30, 2023. The Fund’s underperformance relative to the Index occurred during a period in which higher quality municipal bonds outperformed lower quality municipal bonds, longer maturity municipal bonds outperformed shorter maturity municipal bonds, and bonds from states with strong economies generally outperformed bonds from states with weaker economies.
» The Fund’s performance benefited greatly from the Federal Reserve’s interest rate hikes during the period. The return to a more normalized interest rate environment and higher municipal bond yields led returns generated by coupon payments to be a key driver of the Fund’s absolute and relative performance during the period. The Fund’s performance relative to the Index was also driven to a lesser extent by its individual bond selection during the period.
» The Fund’s duration positioning was the largest detractor from performance relative to the Index. Municipal yields set multi-year highs in October 2022 but fell through much of the period to finish flat to slightly down, which led the Fund’s shorter duration bias to be a detractor from performance relative to the Index.
Performance Summary
September 30, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG INTERMEDIATE MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG INTERMEDIATE MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 7/22/91)
Without sales charge	2.31%	-1.48%	0.90%	1.58%	3.97%
With sales charge	0.28%	-2.13%	0.49%	1.38%	3.91%
Class C Shares (Incep: 9/1/94)
Without sales charge	1.93%	-1.86%	0.51%	1.23%	3.16%
With sales charge	1.34%	-1.86%	0.51%	1.23%	3.16%
Class C2 Shares (Incep: 10/1/20)
Without sales charge	1.93%	-1.87%	-	-	-1.87%
With sales charge	1.29%	-1.87%	-	-	-1.87%
Class I Shares (Incep: 7/5/96)	2.55%	-1.25%	1.14%	1.85%	3.67%
ICE BofA 3-15 Year U.S. Municipal Securities Index (Since 7/22/91)	2.79%	-1.80%	1.28%	2.06%	-
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C and Class C2 shares include a 0.60% and 0.65% contingent deferred sales charge (CDSC) respectively, for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.91%; C shares, 1.33%; C2 shares, 2.07%; I shares, 0.67%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.77%; C shares, 1.14%; C2 shares, 1.14%; I shares, 0.53%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
Thornburg Municipal Funds Annual Report  |  9

Thornburg Strategic Municipal Income Fund

Investment Goal and
Fund Overview
The primary goal of Strategic Municipal Income Fund is to seek a high level of current income exempt from federal individual income tax.
The Fund has a flexible mandate to invest across a wide range of maturities and credit qualities. The Fund will not invest more than 50% of its portfolio in bonds rated below investment grade and/or unrated bonds at the time of purchase. Also, the portfolio will generally be diversified among sectors, issuers, credit qualities, geographic regions, and segments of the yield curve.
Performance drivers and detractors for the reporting period ended September 30, 2023
» The Fund’s Class I shares returned 2.74% versus the ICE BofA U.S. Municipal Master Index’s (the “Index”) return of 2.95% during the 12-month period ended September 30, 2023. The Fund’s underperformance relative to the Index occurred during a period in which higher quality municipal bonds outperformed lower quality municipal bonds, longer maturity municipal bonds outperformed shorter maturity municipal bonds, and bonds from states with strong economies generally outperformed bonds from states with weaker economies.
» The Fund’s duration and yield curve positioning were both detractors from absolute performance, but both were positive contributors to performance relative to the Index. The performance of both factors was attributable to the Fund’s lower allocation to bonds with maturities of 20 years or more, which sold off significantly at the end of the period.
» The Fund’s individual bond selection during the period was the largest detractor from performance relative to the Index. The Fund’s holdings of single-family housing and airport revenue bonds detracted from performance relative to the Index.
Performance Summary
September 30, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG STRATEGIC MUNICIPAL INCOME FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG STRATEGIC MUNICIPAL INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 4/1/09)
Without sales charge	2.51%	-2.06%	0.44%	1.77%	3.85%
With sales charge	0.43%	-2.71%	0.04%	1.57%	3.71%
Class C Shares (Incep: 4/1/09)
Without sales charge	2.03%	-2.52%	-0.05%	1.35%	3.46%
With sales charge	1.44%	-2.52%	-0.05%	1.35%	3.46%
Class I Shares (Incep: 4/1/09)	2.74%	-1.85%	0.65%	2.03%	4.12%
ICE BofA U.S. Municipal Master Index (Since 4/1/09)	2.95%	-2.21%	1.09%	2.41%	3.46%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares include a 0.60% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.27%; C shares, 1.77%; I shares, 0.99%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2024, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.81%; C shares, 1.28%; I shares, 0.59%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
10  |   Thornburg Municipal Funds Annual Report

Glossary
September 30, 2023 (Unaudited)
The ICE BofA 1-3 Year U.S. Municipal Securities Index is a subset of the ICE BofA U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 1 year and less than 3 years.
The ICE BofA 1-10 Year U.S. Municipal Securities Index is a subset of the ICE BofA U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.
The ICE BofA 3-15 Year U.S. Municipal Securities Index is a subset of the ICE BofA U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.
The ICE BofA U.S. Municipal Master Index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.
Thornburg Municipal Funds Annual Report  |  11

Fund Summary
Thornburg Short Duration Municipal Fund  |  September 30, 2023 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	147
Effective Duration	1.4 Yrs
Average Maturity	1.7 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	2.88%
SEC Yield	3.03%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 2.39% and 2.54%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
6%	36%	16%	20%	17%	4%

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG SHORT DURATION MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TLMAX	885-216-788
Class I	TLMIX	885-216-770
Minimum investments for Class I shares may be higher than those for Class A shares. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

12  |  Thornburg Municipal Funds Annual Report

Fund Summary
Thornburg Limited Term Municipal Fund  |  September 30, 2023 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	1,000
Effective Duration	3.2 Yrs
Average Maturity	4.1 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	2.72%
SEC Yield	2.99%
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
4%	16%	14%	10%	10%	7%	8%	7%	8%	10%	6%

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG LIMITED TERM MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	LTMFX	885-215-459
Class C	LTMCX	885-215-442
Class C2	LTMQX	885-216-556
Class I	LTMIX	885-215-434
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Thornburg Municipal Funds Annual Report  |  13

Fund Summary
Thornburg California Limited Term Municipal Fund  |  September 30, 2023 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	197
Effective Duration	2.9 Yrs
Average Maturity	3.9 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	2.57%
SEC Yield	2.84%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 2.42% and 2.63%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
1%	22%	18%	9%	9%	6%	5%	5%	8%	8%	8%

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	LTCAX	885-215-426
Class C	LTCCX	885-215-418
Class C2	LTCQX	885-216-515
Class I	LTCIX	885-215-392
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

14  |  Thornburg Municipal Funds Annual Report

Fund Summary
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2023 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	113
Effective Duration	4.4 Yrs
Average Maturity	7.6 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	2.40%
SEC Yield	2.78%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 2.37% and 2.75%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
2%	3%	10%	13%	8%	6%	7%	3%	3%	8%	39%

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THNMX	885-215-301
Class D	THNDX	885-215-624
Class I	THNIX	885-215-285
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Thornburg Municipal Funds Annual Report  |  15

Fund Summary
Thornburg New York Intermediate Municipal Fund  |  September 30, 2023 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	49
Effective Duration	4.7 Yrs
Average Maturity	9.3 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	2.72%
SEC Yield	2.89%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 2.47% and 2.49%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
1%	14%	6%	0%	4%	3%	7%	8%	0%	8%	49%

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THNYX	885-215-665
Class I	TNYIX	885-216-705
Minimum investments for Class I shares may be higher than those for Class A shares. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

16  |  Thornburg Municipal Funds Annual Report

Fund Summary
Thornburg Intermediate Municipal Fund  |  September 30, 2023 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	472
Effective Duration	5.2 Yrs
Average Maturity	9.7 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	3.25%
SEC Yield	3.30%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 3.11% and 3.15%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
4%	5%	5%	3%	3%	5%	3%	7%	8%	7%	49%

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG INTERMEDIATE MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THIMX	885-215-202
Class C	THMCX	885-215-780
Class C2	THMQX	885-216-374
Class I	THMIX	885-215-673
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Thornburg Municipal Funds Annual Report  |  17

Fund Summary
Thornburg Strategic Municipal Income Fund  |  September 30, 2023 (Unaudited)
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	268
Effective Duration	5.9 Yrs
Average Maturity	11.2 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	3.39%
SEC Yield	3.47%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 3.14% and 3.16%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG STRATEGIC MUNICIPAL INCOME FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TSSAX	885-216-101
Class C	TSSCX	885-216-200
Class I	TSSIX	885-216-309
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.

18  |  Thornburg Municipal Funds Annual Report

Schedule of Investments
Thornburg Short Duration Municipal Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	LONG-TERM MUNICIPAL BONDS — 92.9%
	Alabama — 2.8%
[a]	Black Belt Energy Gas District (Guaranty: Morgan Stanley Group), Series A-1, 4.00% due 12/1/2049 (put 12/1/2025)	$1,230,000	$ 1,203,650
	Chatom (Powersouth Energy Cooperative Projects; Insured: AGM) IDB, 5.00% due 8/1/2025	425,000	432,773
[a]	Chatom (PowerSouth Energy Cooperative; SPA National Rural Utilities Cooperative Finance) IDB, Series A, 4.00% due 8/1/2037 (put 2/1/2024)	1,500,000	1,479,015
[a]	City of Mobile Alabama (Alabama Power Co.) IDB, Series C, 3.78% due 6/1/2034 (put 6/16/2026)	1,000,000	981,610
	Arizona — 0.7%
	Arizona (Banner Health Obligated Group) HFA,
	Series B,
[a]	4.23% (MUNIPSA + 0.25%) due 1/1/2046 (pre-refunded 11/4/2025)	155,000	144,503
[a]	4.23% (MUNIPSA + 0.25%) due 1/1/2046 (put 11/4/2026)	845,000	829,671
	California — 2.7%
	California (PIH Health, Inc. Obligated Group) HFFA, Series A, 5.00% due 6/1/2027	365,000	373,857
	County of Riverside, Series A, 3.70% due 10/19/2023	1,750,000	1,749,797
	Rancho Santa Fe Community Services District Financing Authority, Series A, 5.00% due 9/1/2025	1,745,000	1,761,434
	Colorado — 3.0%
	Colorado (Adventhealth Obligation Group) HFA,
	Series C,
[a]	5.00% due 11/15/2036 (pre-refunded 11/15/2023)	265,000	265,229
[a]	5.00% due 11/15/2036 (put 11/15/2023)	735,000	735,378
	Colorado (Northern Colorado Medical Center) HFA ETM, 5.00% due 5/15/2025	565,000	572,960
[a]	E-470 Public Highway Authority, Series B, 3.908% (SOFR + 0.35%) due 9/1/2039 (put 9/1/2024)	2,000,000	1,981,332
	Interlocken Metropolitan District (Insured: AGM) GO, Series A-1, 5.00% due 12/1/2023	750,000	750,650
	Connecticut — 0.8%
	City of New Haven (Insured: AGM) GO, Series B, 5.00% due 2/1/2026 - 2/1/2027	1,150,000	1,171,369
	District of Columbia — 1.4%
[a]	District of Columbia Housing Finance Agency (Benning Corridor Titleholder LLC), 4.00% due 9/1/2040 (put 9/1/2025)	2,000,000	1,979,896
	Florida — 4.5%
[a]	Broward County Housing Finance Authority (Pinnacle 441 Phase 2 LLC), 4.05% due 9/1/2056 (put 3/1/2026)	500,000	491,444
	City of Orlando (Senior Tourist Development; Insured: AGM), Series A, 5.00% due 11/1/2025	1,000,000	1,019,041
	County of Manatee (Public Utilities System Improvements), 5.00% due 10/1/2026	370,000	376,706
	Florida Development Finance Corp. (Mater Academy Miami-Dade Osceola County Facilities Obligated Group), Series A, 5.00% due 6/15/2025 - 6/15/2027	770,000	768,314
[a]	Florida Housing Finance Corp. (Hampton Point Preservation Ltd.), Series E, 5.00% due 5/1/2026 (put 5/1/2025)	1,000,000	1,003,477
[a]	Miami-Dade County Housing Finance Authority (Fairfield Miami Gardens LP), Series B, 4.05% due 9/1/2026 (put 9/1/2025)	1,000,000	985,071
[a]	Miami-Dade County Housing Finance Authority (Quail Roost Transit Village I Ltd.), 5.00% due 9/1/2026 (put 9/1/2025)	1,000,000	1,018,415
	Orange County (AdventHealth Obligated Group) HFA,
	Series C,
[a]	5.00% due 11/15/2052 (pre-refunded 11/15/2026)	55,000	57,084
[a]	5.00% due 11/15/2052 (put 11/15/2026)	820,000	839,642
	Georgia — 7.0%
[a]	Bartow County Development Authority (Georgia Power Co.), 3.95% due 12/1/2032 (put 3/8/2028)	1,300,000	1,268,548
[a]	Development Authority of Burke County (Georgia Power Co.), Series REMK, 3.80% due 10/1/2032 (put 5/21/2026)	1,000,000	976,869
[a]	Development Authority of Burke County (Georigia Power Co.), 2.925% due 11/1/2048 (put 3/12/2024)	1,025,000	1,015,731
	Main Street Natural Gas, Inc. (Guaranty: Citigroup Global Markets), Series A, 5.00% due 6/1/2024	550,000	549,762
	Main Street Natural Gas, Inc. (Guaranty: Macquarie Group Ltd.), Series A, 5.00% due 5/15/2024	1,500,000	1,496,969
[a]	Main Street Natural Gas, Inc. (Guaranty: Royal Bank of Canada), Series C, 4.00% due 8/1/2048 (put 12/1/2023)	1,650,000	1,646,959
	Private Colleges & Universities Authority (Corp. of Mercer University), 5.00% due 10/1/2023 - 10/1/2026	1,170,000	1,187,101
	Savannah (International Paper Co.) EDA, Series B, 1.90% due 8/1/2024	2,000,000	1,959,854
	Guam — 0.2%
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2024	350,000	350,076
	Hawaii — 0.7%
[a]	City & County of Honolulu (Komohale Maunakea Venture LP), 5.00% due 6/1/2027 (put 6/1/2026)	1,000,000	1,022,235
	Illinois — 11.2%
	Chicago Park District GO, Series A, 5.00% due 1/1/2027	825,000	837,343
	City of Chicago (Water System), 5.00% due 11/1/2024 - 11/1/2027	1,560,000	1,578,013
[a]	City of Chicago Heights (Olympic Village LLC), 2.875% due 8/1/2027 (put 8/1/2025)	1,500,000	1,458,454
	Clinton Bond Fayette Etc Counties Community College District No. 501 Kaskaskia (Insured: AGM) GO, 5.00% due 12/1/2027	220,000	227,704
	Cook County (Capital Improvement Plan) GO, Series A, 5.00% due 11/15/2024	1,000,000	1,010,887
	Cook County Community College District No. 508 (City Colleges of Chicago) GO, 5.00% due 12/1/2023	500,000	500,039
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 19

Schedule of Investments, Continued
Thornburg Short Duration Municipal Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Principal Amount	VALUE
[a]	Illinois (Collateralized: GNMA, FNMA, FHLMC) HDA, Series G, 3.50% due 10/1/2054 (put 6/4/2024)	$2,000,000	$ 1,993,200
[a]	Illinois (Anchor Senior Living 2021 LP) HDA, Series A, 4.00% due 11/1/2042 (put 5/1/2025)	2,000,000	1,982,768
[a]	Illinois (South Shore IL Preservation LP) HDA, 4.00% due 6/1/2026 (put 6/1/2025)	550,000	545,821
	Illinois Finance Authority (NorthShore University HealthSystem Obligated Group), Series A, 5.00% due 8/15/2027	500,000	522,531
	Illinois Finance Authority (Washington & Jane Smith Community-Orland Park), 4.00% due 10/15/2023 - 10/15/2024	420,000	416,826
	Southern Illinois University (Insured: BAM), Series A, 5.00% due 4/1/2024 - 4/1/2026	1,170,000	1,180,723
	State of Illinois (State Facilities Improvements) GO, Series D, 5.00% due 11/1/2024	1,000,000	1,008,086
	State of Illinois GO,
	Series A, 5.00% due 3/1/2024	800,000	801,923
	Series B, 5.00% due 3/1/2025 - 9/1/2027	1,995,000	2,040,376
	Indiana — 1.4%
	City of Rockport (AEP Generating Co.; Guaranty: American Electric Power Co.), Series A, 3.125% due 7/1/2025	1,000,000	979,449
[a]	Indiana Finance Authority (Republic Services, Inc.), Series B, 3.95% due 5/1/2028 (put 12/1/2023)	1,000,000	1,000,000
	Iowa — 2.5%
[a]	PEFA, Inc. (Guaranty: Goldman Sachs Group, Inc.), 5.00% due 9/1/2049 (put 9/1/2026)	3,600,000	3,582,227
	Kansas — 0.9%
	Kansas Independent College Finance Authority (Ottawa University), Series B, 7.30% due 5/1/2024	1,350,000	1,367,504
	Kentucky — 1.0%
	County of Boone (Duke Energy Kentucky, Inc.), Series A, 3.70% due 8/1/2027	1,000,000	975,438
[a]	Kentucky Public Energy Authority (Guaranty: Morgan Stanley Group), Series C-1, 4.00% due 12/1/2049 (put 6/1/2025)	450,000	443,494
	Louisiana — 3.3%
	City of Shreveport Water & Sewer Revenue (Insured: BAM), Series C, 5.00% due 12/1/2023	860,000	860,337
[a]	Louisiana Offshore Terminal Authority (Loop LLC), Series A, 1.65% due 9/1/2027 (put 12/1/2023)	1,500,000	1,491,688
[a]	Plaquemines Port Harbor & Terminal District (International Marine Terminals Partnership; LOC Wells Fargo Bank NA), Series A, 4.00% due 3/15/2025 (put 3/15/2024)	1,500,000	1,492,539
[a]	State of Louisiana Gasoline & Fuels Tax Revenue, Series A, 4.217% (SOFR + 0.50%) due 5/1/2043 (put 5/1/2026)	985,000	924,271
	Massachusetts — 1.7%
[a,b]	Massachusetts (Mass General Brigham, Inc.) DFA, Series T-1, 4.58% (MUNIPSA + 0.60%) due 7/1/2049 (put 1/29/2026)	2,500,000	2,493,042
	Michigan — 1.2%
[a]	Michigan Finance Authority (Bronson Health Care Group Obligated Group), Series B, 5.00% due 11/15/2044 (put 11/16/2026)	1,730,000	1,758,962
	Minnesota — 1.0%
[a]	City of Mounds View Multifamily Housing Revenue (Sherman Forbes Project), Series A, 4.05% due 11/1/2026 (put 11/1/2024)	1,000,000	994,607
	Dakota County Community Development Agency (Eagan AH I LLLP), 4.125% due 6/1/2024	420,000	418,687
	Mississippi — 1.0%
[a]	County of Jackson GO, 3.75% due 11/1/2024 (put 2/1/2024)	1,500,000	1,498,207
	Montana — 0.7%
	City of Forsyth (NorthWestern Corp.), 3.875% due 7/1/2028	1,000,000	966,050
	Nebraska — 1.2%
[a]	Central Plains Energy Project (Guaranty: Goldman Sachs Group, Inc.), 5.00% due 3/1/2050 (put 1/1/2024)	1,000,000	999,122
	Central Plains Energy Project (Guaranty: Royal Bank of Canada), 4.00% due 8/1/2024	250,000	247,640
	Gretna Public Schools GO, Series B, 5.00% due 12/15/2027	500,000	512,565
	Nevada — 1.4%
[a]	County of Clark (Nevada Power Co.), 3.75% due 1/1/2036 (put 3/31/2026)	1,000,000	1,001,090
[a]	Nevada Housing Division (Fairfield Woodcreek LLC), 5.00% due 12/1/2025 (put 12/1/2024)	1,000,000	1,002,514
	New Jersey — 1.6%
	City of Jersey (Municipal Utilities Authority Water Fund), Series B, 4.00% due 5/3/2024	1,000,000	998,912
	Essex County Improvement Authority, 5.00% due 7/3/2024	500,000	503,015
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements), Series A, 5.00% due 6/15/2024	150,000	150,804
	Township of Springfield /Burlington County GO, 4.75% due 9/5/2024	600,000	602,407
	New Mexico — 2.7%
[a]	City of Farmington (Public Service Co. of New Mexico), Series E, 1.15% due 6/1/2040 (put 6/1/2024)	1,500,000	1,463,769
	Las Cruces School District No. 2 (State Aid Withholding) GO, 5.00% due 8/1/2026	1,000,000	1,033,524
	New Mexico Municipal Energy Acquisition Authority (Guaranty: Royal Bank of Canada), Series A, 4.00% due 11/1/2023 - 5/1/2024	1,400,000	1,398,455
	New York — 4.3%
	City of Plattsburgh GO, Series B, 4.75% due 11/17/2023	1,680,000	1,679,120
	Metropolitan Transportation Authority, Series A, 5.00% due 11/15/2023	2,065,000	2,065,190
[a]	Metropolitan Transportation Authority (Green Bond), Series A, 5.00% due 11/15/2048 (put 11/15/2024)	500,000	503,518
[a]	New York City Housing Development Corp., Series F-2A, 3.40% due 11/1/2062 (put 12/22/2026)	1,100,000	1,079,716
20 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Short Duration Municipal Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Oneida County Local Development Corp. (Utica College), 5.00% due 7/1/2025	$ 355,000	$ 357,284
[a]	Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue), Series B2, 5.00% due 5/15/2050 (put 5/15/2026)	500,000	512,747
	North Dakota — 1.4%
[a]	North Dakota Housing Finance Agency, Series B, 4.18% (MUNIPSA + 0.20%) due 1/1/2043 (put 7/1/2024)	2,000,000	1,979,356
	Ohio — 1.9%
	Akron, Bath and Copley Joint Township Hospital District (Summa Health System Obligated Group), 5.00% due 11/15/2027	735,000	749,433
[a]	County of Allen Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.), Series B-1, 5.00% due 10/1/2049 (put 8/3/2027)	2,000,000	2,065,448
	Oklahoma — 1.8%
	Canadian County Educational Facilities Authority (Mustang Public Schools Project) ISD, 5.00% due 9/1/2027	1,000,000	1,021,679
	Rogers County Educational Facilities Authority (School District No. 2 Catoosa), 5.00% due 9/1/2026	1,500,000	1,534,767
	Pennsylvania — 2.8%
[a]	Bethlehem Area School District Authority (State Aid Withholding), Series B, 3.914% (SOFR + 0.35%) due 7/1/2031 (put 11/1/2025)	1,850,000	1,786,512
[a]	Montgomery County (Constellation Energy Generation LLC) IDA, Series A, 4.10% due 4/1/2053 (put 4/3/2028)	1,015,000	1,003,248
	Northeastern Pennsylvania Hospital and Education Authority (King’s College), 5.00% due 5/1/2024 - 5/1/2026	1,260,000	1,267,696
	South Carolina — 1.0%
[a]	Patriots Energy Group Financing Agency (Guaranty: Royal Bank of Canada), Series A, 4.00% due 10/1/2048 (put 2/1/2024)	1,500,000	1,493,704
	Tennessee — 2.4%
	Health Educational and Housing Facility Board of the City of Memphis (Memphis Towers TC LP), 3.40% due 12/1/2023	1,000,000	997,499
	Johnson City Health & Educational Facilities Board (Ballad Health Obligated Group), Series A, 5.00% due 7/1/2024	500,000	501,425
[a]	Knox County Health Educational & Housing Facility Board (Gleason Partners LP), 3.95% due 12/1/2027 (put 12/1/2025)	2,000,000	1,991,788
	Texas — 13.3%
	Boerne School District (Insured: PSF-GTD) ISD GO,
[a]	2.80% due 12/1/2051 (put 12/1/2023)	1,800,000	1,795,781
[a]	3.125% due 2/1/2053 (put 2/1/2027)	1,000,000	982,960
	Cameron County Housing Finance Corp. (Sunland Country LP), 3.95% due 2/1/2024	1,000,000	995,965
[a]	City of Dallas Housing Finance Corp. (Ash Creek Housing LLC), 5.00% due 7/1/2026 (put 12/1/2025)	500,000	504,979
	City of Georgetown Utility System Revenue (Insured: BAM), 5.00% due 8/15/2024 - 8/15/2026	1,505,000	1,533,339
[a]	Denton (Insured: PSF-GTD) ISD GO, Series B, 2.00% due 8/1/2044 (pre-refunded 8/1/2024)	135,000	132,695
[a]	Dickinson (Insured: PSF-GTD) ISD GO, 3.50% due 8/1/2037 (put 8/1/2025)	1,000,000	991,047
[a]	Grand Parkway Transportation Corp., 5.00% due 10/1/2052 (put 4/1/2028)	1,000,000	1,053,716
	Harris County Cultural Education Facilities Finance Corp. (Texas Medical Center), Series A, 5.00% due 5/15/2027	2,000,000	2,069,484
[a]	Houston (Insured: PSF-GTD) ISD GO, Series C, 4.00% due 6/1/2039 (put 6/1/2025)	1,000,000	1,002,935
[a]	Houston Housing Finance Corp. (Temenos Permanent Affordable LLC), 4.08% due 8/1/2024 (put 2/1/2024)	1,000,000	995,747
	Lower Colorado River Authority (LCRA Transmission Services Corp.), Series A, 5.00% due 5/15/2024	750,000	754,719
[a]	North East (Insured: PSF-GTD) ISD GO, 3.60% due 8/1/2052 (put 8/1/2024)	1,000,000	997,447
[a]	Northside (Insured: PSF-GTD) ISD GO, Series B, 3.00% due 8/1/2053 (put 8/1/2026)	1,000,000	980,972
	Texas Municipal Gas Acquisition & Supply Corp. III (Guaranty: Macquarie Group Ltd.), 5.00% due 12/15/2025 - 12/15/2026	1,125,000	1,119,275
[a]	Texas State Affordable Housing Corp. (Eden Court Senior Housing LP), 5.00% due 4/1/2043 (put 4/1/2026)	1,000,000	1,009,383
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2025	240,000	240,374
[a]	Travis County Housing Finance Corp. (Austin Gateway Apartments LP), 4.125% due 6/1/2045 (put 6/1/2027)	2,000,000	1,985,318
	Utah — 0.7%
[a]	County of Utah (Intermountain Healthcare Obligated Group), Series B, 5.00% due 5/15/2060 (put 8/1/2024)	1,000,000	1,007,965
	Virginia — 1.0%
[a]	Halifax County IDA, Series A, 1.65% due 12/1/2041 (put 5/31/2024)	500,000	491,443
	Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group), Series A, 5.00% due 1/1/2025 - 1/1/2027	900,000	905,521
	Washington — 1.0%
	Washington State Housing Finance Commission (Eastside Retirement Association Obligated Group), Series B-2, 4.00% due 7/1/2026	1,450,000	1,424,470
	Wisconsin — 4.7%
	County of Waushara GO, Series A, 4.50% due 6/1/2027	1,260,000	1,271,300
[a]	Public Finance Authority (Duke Energy Progress LLC), Series A-1, 3.30% due 10/1/2046 (put 10/1/2026)	2,000,000	1,968,534
	Public Finance Authority (Renown Regional Medical Center), Series A, 5.00% due 6/1/2027	350,000	358,015
	Public Finance Authority (United Methodist Retirement Homes, Inc. Obligated Group), Series A, 4.00% due 10/1/2025 - 10/1/2026	590,000	571,559
	Racine USD, Series B, 4.125% due 4/1/2025	1,500,000	1,500,301
	Village of Kimberly, 4.00% due 6/1/2024	1,115,000	1,113,650
	Total Long-Term Municipal Bonds — 92.9% (Cost $135,829,748)		134,060,459
	Short-Term Municipal Bonds — 3.3%
	Florida — 0.4%
[a]	County of Manatee (Florida Power & Light Co.), 4.70% due 9/1/2024 (put 10/2/2023)	500,000	500,000
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 21

Schedule of Investments, Continued
Thornburg Short Duration Municipal Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Illinois — 0.7%
[a]	Phoenix Realty Special Account-U LP (LOC Northern Trust Co.), 4.57% due 4/1/2025 (put 10/6/2023)	$1,000,000	$ 1,000,000
	New York — 1.9%
[a]	City of New York (LOC Mizhiho Bank Ltd.) GO, Series G6, 4.59% due 4/1/2042 (put 10/2/2023)	2,800,000	2,800,000
	Texas — 0.3%
[a]	Port of Port Arthur Navigation District (Motiva Enterprises LLC), 5.15% due 4/1/2040 (put 10/2/2023)	400,000	400,000
	Total Short-Term Municipal Bonds — 3.3% (Cost $4,700,000)		4,700,000
	Total Investments — 96.2% (Cost $140,529,748)		$138,760,459
	Other Assets Less Liabilities — 3.8%		5,547,900
	Net Assets — 100.0%		$144,308,359

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2023.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2023, the aggregate value of these securities in the Fund’s portfolio was $2,493,042, representing 1.73% of the Fund’s net assets.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGM	Insured by Assured Guaranty Municipal Corp.
BAM	Insured by Build America Mutual Insurance Co.
DFA	Development Finance Authority/Agency
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FHLMC	Collateralized by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
HDA	Housing Development Authority
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority/Agency
IDB	Industrial Development Board
ISD	Independent School District
LOC	Letter of Credit
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
PSF-GTD	Guaranteed by Permanent School Fund
SOFR	Secured Overnight Financing Rate
SPA	Stand-by Purchase Agreement
USD	Unified School District
22 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Limited Term Municipal Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	LONG-TERM MUNICIPAL BONDS — 95.1%
	Alabama — 3.4%
	Alabama Special Care Facilities Financing Authority-Birmingham (Children’s Hospital of Alabama Obligated Group), 5.00% due 6/1/2033	$ 2,500,000	$ 2,508,288
[a,b]	Black Belt Energy Gas District (Guaranty: Canadian Imperial Bank), Series E, 5.00% due 5/1/2053 (put 6/1/2028)	1,750,000	1,768,118
	Black Belt Energy Gas District (Guaranty: Goldman Sachs Group, Inc.),
[b]	Series A, 5.25% due 1/1/2054 (put 10/1/2030)	8,000,000	8,075,840
[b]	Series F, 5.50% due 11/1/2053 (put 12/1/2028)	4,825,000	4,910,581
[b]	Black Belt Energy Gas District (Guaranty: Morgan Stanley Group), Series A-1, 4.00% due 12/1/2049 (put 12/1/2025)	4,500,000	4,403,596
	Black Belt Energy Gas District (Guaranty: Royal Bank of Canada),
	Series D1,
	4.00% due 6/1/2024 - 6/1/2026	1,120,000	1,098,588
[b]	4.00% due 7/1/2052 (put 6/1/2027)	14,500,000	14,074,903
[b]	Black Belt Energy Gas District (Guaranty: Royal Bank Of Canada), 4.00% due 6/1/2051 (put 12/1/2031)	7,750,000	7,257,821
[b]	Chatom (PowerSouth Energy Cooperative; SPA National Rural Utilities Cooperative Finance) IDB, Series A, 4.00% due 8/1/2037 (put 2/1/2024)	3,000,000	2,958,030
[b]	City of Mobile Alabama (Alabama Power Co.) IDB, Series C, 3.78% due 6/1/2034 (put 6/16/2026)	2,000,000	1,963,220
[b]	Energy Southeast A Cooperative District (Guaranty: Morgan Stanley Group), 5.50% due 11/1/2053 (put 1/1/2031)	17,830,000	18,203,449
[b]	Selma (International Paper Co.) IDB, Series A, 2.00% due 11/1/2033 (put 10/1/2024)	6,025,000	5,887,003
[b]	Southeast Energy Authority A Cooperative District, Series B-1, 5.00% due 1/1/2054 (put 6/1/2030)	10,000,000	10,095,530
[b]	Southeast Energy Authority A Cooperative District (Guaranty: Goldman Sachs & Co.), Series B-1, 5.00% due 5/1/2053 (put 8/1/2028)	5,000,000	4,985,155
	Southeast Energy Authority A Cooperative District (Guaranty: Morgan Stanley Group),
[b]	Series A, 5.50% due 1/1/2053 (put 12/1/2029)	3,500,000	3,573,679
[b]	Series B, 4.00% due 12/1/2051 (put 12/1/2031)	7,780,000	7,196,251
	Troy University (Insured: BAM), Series A, 5.00% due 11/1/2028	1,000,000	1,019,328
	Water Works Board of the City of Birmingham, 5.00% due 1/1/2029	2,230,000	2,353,047
	Arizona — 1.2%
	Arizona (Banner Health Obligated Group) HFA,
	Series B,
[b]	4.23% (MUNIPSA + 0.25%) due 1/1/2046 (pre-refunded 11/4/2025)	630,000	587,335
[b]	4.23% (MUNIPSA + 0.25%) due 1/1/2046 (put 11/4/2026)	3,370,000	3,308,865
	Arizona (Scottsdale Lincoln Hospitals) HFA, Series A, 5.00% due 12/1/2024	1,760,000	1,775,036
	Arizona Board of Regents (University of Arizona), 5.00% due 8/1/2024	550,000	554,587
	Arizona Board of Regents (University of Arizona) COP, Series B, 5.00% due 6/1/2028	780,000	822,903
[b]	Chandler (Intel Corp.) IDA, 3.80% due 12/1/2035 (put 6/15/2028)	7,500,000	7,249,372
	County of Pinal (Detention and Training Facilities), Series A, 5.00% due 8/1/2024 - 8/1/2025	2,200,000	2,235,151
	County of Pinal (Hunt Highway (Phases III-V), Ironwood Drive, Public Safety Radio & Court Buildings), 5.00% due 8/1/2025	3,000,000	3,025,332
[b]	Maricopa County (Banner Health Obligated Group) IDA, Series A-3, 5.00% due 1/1/2053 (put 11/1/2030)	6,000,000	6,473,568
	Maricopa County Pollution Control Corp. (Public Service Co. of New Mexico),
[b]	Series A, 3.00% due 1/1/2038 (put 6/1/2024)	1,555,000	1,525,887
[b]	Series B, 0.875% due 6/1/2043 (put 10/1/2026)	1,700,000	1,478,055
	Northern Arizona University (Insured: BAM), Series B, 5.00% due 6/1/2030	525,000	562,499
	Salt River Project Agricultural Improvement and Power District (Salt River Electric System), Series A, 5.00% due 1/1/2029	1,405,000	1,484,353
	State of Arizona COP ETM, Series A, 5.00% due 10/1/2025	3,375,000	3,448,413
	California — 2.9%
	Alameda County Joint Powers Authority (Alameda County Medical Center Highland Hospital), Series A, 5.00% due 12/1/2023	3,200,000	3,205,078
[b]	Bay Area Toll Authority (San Francisco Bay Area Toll Bridge), Series E, 4.39% (MUNIPSA + 0.41%) due 4/1/2056 (put 4/1/2028)	1,500,000	1,442,003
	California (PIH Health, Inc. Obligated Group) HFFA, Series A, 5.00% due 6/1/2028 - 6/1/2030	2,950,000	3,075,280
[b]	California Community Choice Financing Authority (Guaranty: Deutsche Bank A.G.) (Green Bond), Series C, 5.25% due 1/1/2054 (put 10/1/2031)	10,955,000	10,928,303
[b]	California Community Choice Financing Authority (Guaranty: Goldman Sachs Group, Inc.) (Green Bond), Series A, 4.00% due 10/1/2052 (put 12/1/2027)	1,000,000	967,378
	California Community Choice Financing Authority (Guaranty: Morgan Stanley Group) (Green Bond),
[b]	Series A-1, 4.00% due 5/1/2053 (put 8/1/2028)	5,425,000	5,218,210
[b]	Series B-1, 5.00% due 7/1/2053 (put 8/1/2029)	8,285,000	8,334,602
[b]	Series E-1, 5.00% due 2/1/2054 (put 3/1/2031)	6,695,000	6,787,719
[b]	California Infrastructure & Economic Development Bank (J Paul Getty Trust), Series B-2, 3.00% due 10/1/2047 (put 10/1/2026)	3,000,000	2,936,508
	California Municipal Finance Authority (CHF-Davis II LLC; Insured: BAM) (Green Bond), 5.00% due 5/15/2029 - 5/15/2031	1,195,000	1,257,651
	California Municipal Finance Authority (CHF-Davis II LLC; Insured: BAM-TCRS), 5.00% due 5/15/2028	2,905,000	3,012,200
	California Statewide Communities Development Authority (CHF-Irvine LLC; Insured: BAM), 5.00% due 5/15/2030	2,000,000	2,113,494
[b]	California Statewide Communities Development Authority (Kaiser Foundation Hospitals), Series 2004-M-R, 5.00% due 4/1/2038 (put 11/1/2029)	5,250,000	5,547,517
	California Statewide Communities Development Authority (Southern California Edison Co.), Series A, 1.75% due 9/1/2029	2,000,000	1,689,808
	Lammersville USD (Insured: BAM), 5.00% due 9/1/2029 - 9/1/2030	2,215,000	2,380,896
	Long Beach Bond Finance Authority (Guaranty: Merrill Lynch & Co.), Series A, 5.00% due 11/15/2024	2,000,000	2,009,348
	Los Angeles (Educational Facilities and Information Technology Infrastructure) USD GO, Series D, 5.00% due 7/1/2024	5,640,000	5,702,897
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 23

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Los Angeles County Redevelopment Refunding Authority Successor Agency (Bunker Hill Project), Series C, 5.00% due 12/1/2023 - 12/1/2024	$12,025,000	$ 12,109,142
	Los Angeles USD GO, Series A, 5.00% due 7/1/2024	1,500,000	1,515,779
	Santa Fe Springs CDC Successor Agency (Consolidated Redevelopment Project; Insured: Natl-Re), Series A, Zero Coupon due 9/1/2024	7,000,000	6,745,179
	Colorado — 1.6%
	City & County of Denver (Buell Theatre Property) COP, Series A, 5.00% due 12/1/2023	1,720,000	1,721,921
	City & County of Denver School District No. 1 (Eastbridge Elementary and Conservatory Green K-8 Schools) COP, Series C, 5.00% due 12/15/2023	1,180,000	1,181,416
	Colorado (Adventhealth Obligation Group) HFA,
[b]	Series A-2, 5.00% due 11/15/2057 (put 11/15/2033)	9,930,000	10,546,852
	Series C,
[b]	5.00% due 11/15/2036 (pre-refunded 11/15/2023)	265,000	265,228
[b]	5.00% due 11/15/2036 (put 11/15/2023)	735,000	735,378
[b]	Colorado (Adventist Health System/Sunbelt Obligated Group) HFA, Series C, 5.00% due 11/15/2036 (put 11/15/2026)	1,410,000	1,454,267
	Colorado (CommonSpirit Health Obligated Group) HFA,
	5.00% due 11/1/2029 - 11/1/2032	4,550,000	4,723,525
[b]	Series B-2, 5.00% due 8/1/2049 (put 8/1/2026)	5,150,000	5,236,984
[b]	Colorado (Intermountain Healthcare Obligated Group) HFA, Series B, 5.00% due 5/15/2062 (put 8/17/2026)	1,515,000	1,554,428
	County of El Paso (Judicial Complex; Insured: AGM) COP, 5.00% due 12/1/2024 - 12/1/2028	2,200,000	2,282,478
	County of El Paso (Pikes Peak Regional Development Center) COP, 5.00% due 12/1/2023	1,330,000	1,331,486
[b]	E-470 Public Highway Authority, Series B, 3.908% (SOFR + 0.35%) due 9/1/2039 (put 9/1/2024)	2,000,000	1,981,332
	El Paso County Falcon School District No. 49 COP, 5.00% due 12/15/2023 - 12/15/2024	1,600,000	1,608,951
	Interlocken Metropolitan District (Insured: AGM) GO, Series A-1, 5.00% due 12/1/2024 - 12/1/2026	2,375,000	2,423,796
	Regional Transportation District (Denver Transit Partners LLC), Series A, 5.00% due 7/15/2024 - 7/15/2032	3,195,000	3,327,247
	Sierra Ridge Metropolitan District No. 2 (Insured: AGM) GO, 4.00% due 12/1/2025 - 12/1/2032	560,000	556,843
	State of Colorado COP, Series A, 5.00% due 9/1/2024 - 9/1/2028	4,610,000	4,755,716
[b]	University of Colorado Hospital Authority (University of Colorado Health Obligated Group), Series C, 5.00% due 11/15/2047 (put 11/15/2024)	1,360,000	1,367,222
	Connecticut — 2.5%
	City of Hartford (Various Public Improvements; Insured: AGM) GO, Series A, 5.00% due 7/1/2024 - 7/1/2025	1,820,000	1,844,610
	City of New Haven (Insured: AGM) GO, Series B, 5.00% due 2/1/2028 - 2/1/2030	1,470,000	1,519,928
	State of Connecticut (Educational Facilities) GO, Series B, 5.00% due 6/15/2024 - 6/15/2025	25,400,000	25,718,509
	State of Connecticut (Various Capital Projects) GO, Series B, 5.00% due 5/15/2027	16,615,000	17,171,337
	State of Connecticut GO,
	Series B, 5.00% due 2/15/2024	7,000,000	7,022,617
	Series C, 5.00% due 6/15/2026 - 6/15/2028	10,705,000	11,214,732
	Series E, 5.00% due 9/15/2028	2,560,000	2,722,852
	Series F, 5.00% due 11/15/2031	2,500,000	2,540,530
	State of Connecticut Special Tax Revenue, Series D, 5.00% due 11/1/2032	500,000	544,886
	State of Connecticut Special Tax Revenue (Transportation Infrastructure Purposes), Series A, 5.00% due 8/1/2026	1,200,000	1,225,726
	State of Connecticut Special Tax Revenue (Transportation Infrastructure Purposes; Insured: BAM), Series A, 5.00% due 9/1/2031	2,000,000	2,057,358
	University of Connecticut, Series A, 5.00% due 5/1/2032	1,000,000	1,099,469
	Delaware — 0.1%
	Delaware State (Beebe Medical Center, Inc.) HFA, 5.00% due 6/1/2031	1,200,000	1,209,404
	Delaware Transportation Authority, 5.00% due 9/1/2029	2,665,000	2,844,832
	District of Columbia — 0.1%
[b]	District of Columbia Housing Finance Agency (Benning Corridor Titleholder LLC), 4.00% due 9/1/2040 (put 9/1/2025)	1,000,000	989,948
	Washington Metropolitan Area Transit Authority, 5.00% due 7/1/2027 - 7/1/2028	1,650,000	1,726,950
	Florida — 4.7%
[b]	Broward County Housing Finance Authority (Pinnacle 441 Phase 2 LLC), 4.05% due 9/1/2056 (put 3/1/2026)	2,150,000	2,113,209
	Broward County School Board (Educational Facilities) COP,
	Series A, 5.00% due 7/1/2025 - 7/1/2027	7,300,000	7,436,606
	Series B, 5.00% due 7/1/2025	5,000,000	5,090,510
	Broward County School Board COP,
	Series A, 5.00% due 7/1/2029 - 7/1/2030	4,345,000	4,420,092
	Series B, 5.00% due 7/1/2029	1,005,000	1,027,527
	Central Florida Expressway Authority, 5.00% due 7/1/2026	575,000	591,944
	City of Jacksonville,
	Series B, 5.00% due 10/1/2029	1,350,000	1,402,765
	Series C, 5.00% due 10/1/2023	1,105,000	1,105,000
	City of Miami (Stormwater Management Utility System), 5.00% due 9/1/2027 - 9/1/2028	1,700,000	1,785,692
	City of Orlando (Senior Tourist Development; Insured: AGM), Series A, 5.00% due 11/1/2025 - 11/1/2027	2,775,000	2,854,132
	County of Manatee (Public Utilities Improvements), 5.00% due 10/1/2024 - 10/1/2025	970,000	984,249
	County of Miami-Dade (Miami International Airport), Series B, 5.00% due 10/1/2025	2,500,000	2,520,630
	County of Miami-Dade (Transit System), 5.00% due 7/1/2025	3,700,000	3,758,001
24 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	County of Miami-Dade Aviation Revenue, Series A, 5.00% due 10/1/2032	$ 500,000	$ 531,924
	County of Miami-Dade Water & Sewer System Revenue, Series A, 5.00% due 10/1/2031	1,200,000	1,232,536
	County of Polk (Water and Wastewater Utility Systems), 5.00% due 10/1/2023	1,420,000	1,420,000
	Duval County Public Schools (Insured: AGM) COP, Series A, 5.00% due 7/1/2031 - 7/1/2033	4,450,000	4,735,754
[b]	Florida Housing Finance Corp. (Hampton Point Preservation Ltd.), Series E, 5.00% due 5/1/2026 (put 5/1/2025)	1,625,000	1,630,650
	Florida Insurance Assistance Interlocal Agency, Inc., Series A-1, 5.00% due 9/1/2027 - 9/1/2028	11,000,000	11,222,125
	Florida State Board of Governors (Florida State University Student Health Fee Revenue), Series A, 5.00% due 7/1/2030	1,010,000	1,092,843
	Hillsborough County School Board (Master Lease Program) COP, 5.00% due 7/1/2027 - 7/1/2028	5,200,000	5,396,542
	JEA Electric System, Series III B, 5.00% due 10/1/2032	2,110,000	2,189,404
	JEA Electric System ETM, Series A, 5.00% due 10/1/2023	1,395,000	1,395,000
	Lee County School Board (School Facilities Improvements) COP, 5.00% due 8/1/2024	2,000,000	2,015,998
	Manatee County School District (School Facilities Improvements; Insured: AGM), 5.00% due 10/1/2025 - 10/1/2027	2,900,000	2,986,826
	Marion County School Board (Insured: BAM) COP, Series B, 5.00% due 6/1/2024	3,065,000	3,084,009
	Miami-Dade County Expressway Authority (Toll System), Series B, 5.00% due 7/1/2024 - 7/1/2025	5,350,000	5,374,005
	Miami-Dade County School Board (Educational Facilities Improvements) COP,
[b]	Series A, 5.00% due 5/1/2031 (pre-refunded 5/1/2024)	2,550,000	2,560,042
	Series C, 5.00% due 5/1/2025	15,000,000	15,221,445
	Orange County (AdventHealth Obligated Group) HFA,
	Series C,
[b]	5.00% due 11/15/2052 (pre-refunded 11/15/2026)	210,000	217,958
[b]	5.00% due 11/15/2052 (put 11/15/2026)	3,575,000	3,660,632
	Palm Beach County (Jupiter Medical Center Obligated Group) HFA, Series A, 5.00% due 11/1/2028 - 11/1/2031	675,000	674,796
	Palm Beach County School Board (Educational Facilities) COP, Series B, 5.00% due 8/1/2024	4,595,000	4,631,755
	Palm Beach County School District COP,
	Series C, 5.00% due 8/1/2025 - 8/1/2026	3,185,000	3,254,703
	Series D, 5.00% due 8/1/2031	2,000,000	2,028,174
	Pasco County School Board COP, Series A, 5.00% due 8/1/2032	750,000	823,883
	Reedy Creek Improvement District (Walt Disney World Resort Complex Utility Systems), Series 1, 5.00% due 10/1/2023	750,000	750,000
	Reedy Creek Improvement District (Walt Disney World Resort Complex Utility Systems) GO, Series A, 5.00% due 6/1/2024 - 6/1/2025	2,850,000	2,891,111
	School Board of Miami-Dade County COP,
	Series B, 5.00% due 8/1/2026	10,665,000	10,948,817
	Series C, 5.00% due 2/1/2033	5,220,000	5,324,750
	State of Florida GO,
	Series A, 4.00% due 7/1/2031	2,500,000	2,520,360
	Series C, 4.00% due 6/1/2031	1,540,000	1,552,360
	Town of Davie (Nova Southeastern University, Inc.), 5.00% due 4/1/2032	400,000	409,571
	Volusia County Educational Facilities Authority (Embry-Riddle Aeronautical University, Inc.), Series B, 5.00% due 10/15/2023 - 10/15/2025	1,750,000	1,762,905
	Volusia County School Board (University High School, River Springs Middle School) COP, Series B, 5.00% due 8/1/2024	1,000,000	1,007,999
	Georgia — 5.7%
[b]	Bartow County Development Authority (Georgia Power Co.), 3.95% due 12/1/2032 (put 3/8/2028)	3,000,000	2,927,418
	City of Atlanta (Airport Passenger Facility),
	Series A, 5.00% due 1/1/2024 - 1/1/2025	3,850,000	3,856,454
	Series B, 5.00% due 1/1/2025	1,645,000	1,648,030
	City of Atlanta (Atlantic Station Project), 5.00% due 12/1/2023 - 12/1/2024	2,000,000	2,011,034
	City of Atlanta (Water & Wastewater System), 5.00% due 11/1/2023 - 11/1/2025	2,130,000	2,148,706
	Development Authority of Burke County (Georgia Power Co.),
	Series 1995, 2.20% due 10/1/2032	1,225,000	954,957
[b]	Series REMK, 3.80% due 10/1/2032 (put 5/21/2026)	2,100,000	2,051,425
[b]	Development Authority of Monroe County (Georgia Power Co.), Series 1, 3.875% due 6/1/2042 (put 3/6/2026)	2,000,000	1,959,328
	Gwinnett County School District GO, 4.00% due 2/1/2032	2,000,000	2,010,916
[b]	Main Street Natural Gas, Inc., Series E-1, 5.00% due 12/1/2053 (put 6/1/2031)	25,250,000	25,368,473
	Main Street Natural Gas, Inc. (Guaranty: Citigroup Global Markets),
[b]	Series A, 5.00% due 6/1/2053 (put 6/1/2030)	1,925,000	1,905,411
	Series C,
	4.00% due 12/1/2023	750,000	748,271
[b]	4.00% due 5/1/2052 (put 12/1/2028)	34,660,000	32,965,611
	Main Street Natural Gas, Inc. (Guaranty: Citigroup, Inc.),
[b]	Series B, 5.00% due 12/1/2052 (put 6/1/2029)	16,700,000	16,593,304
[b]	Series D, 5.00% due 12/1/2054 (put 12/1/2030)	29,575,000	29,509,136
	Main Street Natural Gas, Inc. (Guaranty: Macquarie Group Ltd.), Series A, 5.00% due 5/15/2028	2,350,000	2,333,959
	Main Street Natural Gas, Inc. (Guaranty: Royal Bank of Canada),
[b]	Series A, 4.00% due 7/1/2052 (put 9/1/2027)	28,305,000	27,449,736
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 25

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Principal Amount	VALUE
[b]	Series B, 5.00% due 7/1/2053 (put 3/1/2030)	$ 3,500,000	$ 3,532,655
[b]	Series C, 5.00% due 9/1/2053 (put 9/1/2030)	7,250,000	7,318,019
	Municipal Electric Authority of Georgia, Series A, 5.00% due 1/1/2024	830,000	830,102
	Private Colleges & Universities Authority (Corp. of Mercer University), 5.00% due 10/1/2030 - 10/1/2032	350,000	372,279
	Savannah (International Paper Co.) EDA, Series B, 1.90% due 8/1/2024	2,000,000	1,959,854
	State of Georgia GO, Series A, 4.00% due 2/1/2033	500,000	501,684
	Guam — 0.3%
	Government of Guam (Various Capital Projects), Series D, 5.00% due 11/15/2024	4,500,000	4,512,204
	Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2023 - 10/1/2026	4,330,000	4,339,903
	Idaho — 0.1%
	Idaho (Trinity Health Credit Group) HFA, Series D, 5.00% due 12/1/2023 - 12/1/2024	3,000,000	3,013,136
	Illinois — 10.8%
	Chicago Midway International Airport, Series B, 5.00% due 1/1/2024	17,060,000	17,064,230
	Chicago O’Hare International Airport (2016 Airport Projects), Series C, 5.00% due 1/1/2027	1,750,000	1,792,933
	Chicago Park District (Capital Improvement Plan) GO,
	Series A, 5.00% due 1/1/2025	610,000	614,502
	Series B, 5.00% due 1/1/2024	1,340,000	1,340,689
	Series D, 5.00% due 1/1/2024	1,760,000	1,760,905
	Chicago Park District GO, Series A, 5.00% due 1/1/2024 - 1/1/2032	1,705,000	1,728,541
	Chicago Park District GO ETM,
	Series A, 5.00% due 1/1/2024	1,150,000	1,152,312
	Series D, 5.00% due 1/1/2024	1,060,000	1,062,131
	Chicago Waterworks Revenue, 5.00% due 11/1/2028	1,250,000	1,275,150
	City of Chicago (Chicago O’Hare International Airport Customer Facility Charge Revenue; Insured: BAM), 5.00% due 1/1/2031 - 1/1/2033	5,400,000	5,734,402
	City of Chicago (Chicago O’Hare International Airport), Series C, 5.00% due 1/1/2031	500,000	511,528
	City of Chicago (Water System),
	5.00% due 11/1/2024 - 11/1/2027	8,250,000	8,391,529
	Series 2017-2, 5.00% due 11/1/2023 - 11/1/2024	1,650,000	1,656,587
	Series A-1, 5.00% due 11/1/2024	4,000,000	4,025,984
	City of Chicago (Water System; Insured: AGM), Series 2017-2, 5.00% due 11/1/2028	2,000,000	2,071,540
[b]	City of Chicago Heights (Olympic Village LLC), 2.875% due 8/1/2027 (put 8/1/2025)	14,799,000	14,389,112
	City of Chicago Wastewater Transmission Revenue,
	Series B, 5.00% due 1/1/2033	2,710,000	2,777,747
	Series C, 5.00% due 1/1/2024 - 1/1/2026	8,180,000	8,221,005
	City of Chicago Wastewater Transmission Revenue, ETM, Series C, 5.00% due 1/1/2024 - 1/1/2025	3,070,000	3,081,654
	City of Joliet (Rock Run Crossing Project; Insured: BAM) GO, 5.00% due 12/15/2031 - 12/15/2032	2,030,000	2,206,991
	Clinton Bond Fayette Etc Counties Community College District No. 501 Kaskaskia (Insured: AGM) GO, 5.00% due 12/1/2032	975,000	1,032,281
	Cook County (Capital Improvement Plan) GO, Series A, 5.00% due 11/15/2024	1,500,000	1,516,331
	Cook County Community College District No. 508 (City Colleges of Chicago) GO,
	5.00% due 12/1/2023 - 12/1/2024	4,425,000	4,425,563
	5.25% due 12/1/2025 - 12/1/2026	3,365,000	3,368,505
	Cook County Community High School District No. 233 Homewood-Flossmoor GO, 4.00% due 12/1/2025	1,000,000	1,001,094
	Cook County Sales Tax Revenue, 5.00% due 11/15/2028	2,250,000	2,336,168
	Cook County School District No.170 (Insured: AGM) GO, Series D, 5.00% due 12/1/2024	1,190,000	1,199,923
	County of Cook Sales Tax Revenue, Series A, 5.00% due 11/15/2030	1,650,000	1,740,031
	DuPage Cook & Will Counties Community College District No. 502 GO, 5.00% due 6/1/2024	5,000,000	5,028,180
	DuPage County Forest Preserve District GO, 5.00% due 11/1/2023 - 11/1/2030	8,340,000	8,526,009
[b]	Illinois (Collateralized: GNMA, FNMA, FHLMC) HDA, Series G, 3.50% due 10/1/2054 (put 6/4/2024)	2,200,000	2,192,520
[b]	Illinois (Anchor Senior Living 2021 LP) HDA, Series A, 4.00% due 11/1/2042 (put 5/1/2025)	2,000,000	1,982,768
[b]	Illinois (South Shore IL Preservation LP) HDA, 4.00% due 6/1/2026 (put 6/1/2025)	1,750,000	1,736,703
[b]	Illinois Finance Authority, Series REMK, 3.875% due 5/1/2040 (put 9/1/2028)	2,500,000	2,465,317
	Illinois Finance Authority (Advocate Aurora Health Obligated Group), Series B, 4.00% due 5/1/2041	4,745,000	4,751,724
	Illinois Finance Authority (Advocate Health Care), 5.00% due 8/1/2024	800,000	806,219
	Illinois Finance Authority (Ascension Health Credit Group), Series C, 5.00% due 2/15/2033	1,500,000	1,554,447
	Illinois Finance Authority (Carle Foundation Obligated Group),
	Series A, 5.00% due 2/15/2027	3,000,000	3,077,757
[b]	Series B, 5.00% due 8/15/2053 (put 8/15/2031)	10,330,000	10,786,059
	Illinois Finance Authority (NorthShore University HealthSystem Obligated Group), Series A, 5.00% due 8/15/2027 - 8/15/2028	3,500,000	3,681,705
	Illinois Finance Authority (Northwestern Memorial Healthcare Obligated Group), Series A, 5.00% due 7/15/2032	800,000	863,129
	Illinois Finance Authority (Rush Obligated Group), Series B, 5.00% due 11/15/2033	805,000	814,047
	Illinois Finance Authority (Rush University Medical Center), Series A, 5.00% due 11/15/2024 - 11/15/2029	5,445,000	5,526,433
26 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Illinois Finance Authority (University of Chicago Medical Center Obligated Group),
[c]	Series A, 5.00% due 8/15/2029	$ 2,500,000	$ 2,547,717
[b]	Series B-1, 5.00% due 8/15/2052 (put 8/15/2025)	10,000,000	10,161,090
	Illinois State Toll Highway Authority,
	Series A, 5.00% due 12/1/2032	3,000,000	3,060,039
	Series C, 5.00% due 1/1/2025 - 1/1/2029	3,500,000	3,547,436
	Series D, 5.00% due 1/1/2024	3,000,000	3,005,295
	Kane McHenry Cook & DeKalb Counties Unit School District No. 300 GO, 5.00% due 1/1/2024	7,150,000	7,159,788
	Knox & Warren Counties Community Unit School District No. 205 Galesburg GO, Series B, 5.00% due 12/1/2030	1,875,000	1,956,261
	McHenry County Conservation District GO, 5.00% due 2/1/2025	2,000,000	2,025,116
	Metropolitan Water Reclamation District of Greater Chicago (Green Bond) GO, Series E, 5.00% due 12/1/2025	1,000,000	1,022,818
	Metropolitan Water Reclamation District of Greater Chicago GO, Series A, 5.00% due 12/1/2031	1,500,000	1,534,290
	Monroe & St. Clair Counties Community Unit School District No. 5 (Insured: BAM) GO, 5.00% due 4/15/2024 - 4/15/2026	1,650,000	1,678,742
	Peoria Metropolitan Airport Authority GO, Series D, 5.00% due 12/1/2027	2,000,000	2,068,470
	Rock Island Henry Mercer Etc Counties Community College District No. 503 (Black Hawk College; Insured: AGM) GO, 5.00% due 12/1/2023 - 12/1/2024	7,570,000	7,615,012
	Rock Island Henry Mercer Etc Counties Community College District No. 503 (Black Hawk College; Insured: BAM) GO, 5.00% due 12/1/2033	1,000,000	1,087,891
	Sales Tax Securitization Corp., Series A, 5.00% due 1/1/2028 - 1/1/2029	6,445,000	6,693,761
	Sangamon County School District No. 186 Springfield (Insured: AGM) GO,
	4.00% due 2/1/2032	1,250,000	1,251,261
	Series B, 5.00% due 2/1/2030	1,570,000	1,657,912
	Southern Illinois University (Insured: BAM), Series A, 5.00% due 4/1/2027 - 4/1/2032	4,060,000	4,220,395
	State of Illinois (State Facilities Improvements) GO, Series D, 5.00% due 11/1/2024	3,650,000	3,679,514
	State of Illinois GO,
	5.50% due 5/1/2024 - 5/1/2030	2,435,000	2,520,201
	Series A, 5.00% due 10/1/2024 - 3/1/2032	9,525,000	9,956,020
	Series B,
	4.00% due 11/1/2033	1,000,000	964,167
	5.00% due 3/1/2029 - 12/1/2032	2,500,000	2,620,297
	Series D, 5.00% due 11/1/2023 - 11/1/2028	38,960,000	40,128,739
	State of Illinois Sales Tax Revenue,
	Series B, 5.00% due 6/15/2026 - 6/15/2029	20,000,000	20,567,295
	Series C, 5.00% due 6/15/2024 - 6/15/2028	1,500,000	1,521,404
	State of Illinois Sales Tax Revenue (Insured: BAM-Natl-Re), 6.00% due 6/15/2026	235,000	246,274
	University of Illinois (University of Illinois Auxiliary Facilities System), Series A, 4.00% due 4/1/2032	11,465,000	11,489,868
	Village of Tinley Park GO, 5.00% due 12/1/2024	870,000	870,941
	Will & Kendall Counties Plainfield Community Consolidated School District 202 (Capital Improvements; Insured: BAM) GO, Series A, 5.00% due 1/1/2024 - 1/1/2025	13,075,000	13,191,562
	Indiana — 1.2%
	Avon Community School Building Corp. (Educational Facilities; Insured: State Intercept), 5.00% due 7/15/2024 - 7/15/2027	2,930,000	3,005,276
	City of Rockport (AEP Generating Co.; Guaranty: American Electric Power Co.), Series A, 3.125% due 7/1/2025	3,000,000	2,938,347
	Clark-Pleasant Community School Building Corp. (Insured: State Intercept), 5.00% due 7/15/2033	955,000	1,026,753
	Columbus Multi School Building Corp. (Bartholomew Consolidated School Corp.; Insured: State Intercept), 4.00% due 1/15/2024	570,000	569,217
	Indiana Finance Authority (CWA Authority, Inc. Wastewater System Project), Series A, 5.00% due 10/1/2023 - 10/1/2024	1,500,000	1,505,513
	Indiana Finance Authority (Department of Transportation), Series C, 5.00% due 6/1/2029	8,040,000	8,514,344
[b]	Indiana Finance Authority (Indiana University Health, Inc. Obligated Group), Series B-3, 5.00% due 10/1/2055 (put 7/1/2032)	12,800,000	13,912,550
[b]	Indiana Finance Authority (Republic Services, Inc.), Series B, 3.95% due 5/1/2028 (put 12/1/2023)	4,000,000	4,000,000
	Mount Vernon of Hancock County Multi-School Building Corp. (Insured: State Intercept), 5.00% due 1/15/2031	500,000	532,027
	Noblesville Redevelopment Authority, 5.00% due 1/15/2028	300,000	316,135
	Iowa — 1.7%
[b]	PEFA, Inc. (Guaranty: Goldman Sachs Group, Inc.), 5.00% due 9/1/2049 (put 9/1/2026)	52,000,000	51,743,276
	Kansas — 0.8%
[b]	Kansas (AdventHealth Obligated Group) DFA, Series B, 5.00% due 11/15/2054 (put 11/15/2031)	8,220,000	8,700,779
	Kansas DFA, Series SRF, 5.00% due 5/1/2026	765,000	790,050
	Kansas Independent College Finance Authority (Ottawa University), Series B, 7.30% due 5/1/2024	3,000,000	3,038,898
	Seward County No. 480 USD GO,
	Series B,
	5.00% due 9/1/2024 - 9/1/2026	4,020,000	4,093,553
	5.00% due 9/1/2027 (pre-refunded 9/1/2025)	2,100,000	2,146,878
	Unified Government of Wyandotte County/Kansas City (Utility Systems Improvement), Series A, 5.00% due 9/1/2024	600,000	606,060
	Wyandotte County No. 500 (General Improvement) USD GO, Series A, 5.00% due 9/1/2025 - 9/1/2026	5,675,000	5,814,748
	Kentucky — 2.0%
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 27

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	County of Boone (Duke Energy Kentucky, Inc.), Series A, 3.70% due 8/1/2027	$ 5,000,000	$ 4,877,190
[b]	County of Owen (American Water/Kentucky-American Water Co. Obligated Group), 3.875% due 6/1/2040 (put 9/1/2028)	2,350,000	2,317,399
	Kentucky (Norton Healthcare, Inc.; Insured: Natl-Re) EDFA, Series B, Zero Coupon due 10/1/2023	4,195,000	4,195,000
	Kentucky Public Energy Authority (Guaranty: Morgan Stanley Group),
[b]	Series A-1, 4.00% due 8/1/2052 (put 8/1/2030)	10,910,000	10,259,153
[b]	Series C, 4.00% due 2/1/2050 (put 2/1/2028)	14,730,000	14,190,543
	Kentucky State Property & Building Commission, Series A, 5.00% due 6/1/2030 - 6/1/2032	3,000,000	3,199,723
	Kentucky State Property & Building Commission (Insured: AGM), Series A, 5.00% due 11/1/2029	750,000	791,501
	Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group),
	Series A, 5.00% due 10/1/2027 - 10/1/2033	7,320,000	7,503,783
[b]	Series C, 5.00% due 10/1/2047 (put 10/1/2026)	8,500,000	8,642,205
[b]	Series D, 5.00% due 10/1/2047 (put 10/1/2029)	4,075,000	4,233,514
	Louisiana — 1.5%
	City of Shreveport (Insured: AGM) GO, Series A, 5.00% due 3/1/2024 - 3/1/2032	5,800,000	5,981,217
	City of Shreveport (Water and Sewer System; Insured: BAM),
	Series A, 5.00% due 12/1/2023 - 12/1/2024	8,735,000	8,746,031
	Series C, 5.00% due 12/1/2024 - 12/1/2026	2,420,000	2,455,455
	East Baton Rouge Sewerage Commission (Wastewater System Improvements), Series B, 5.00% due 2/1/2024 - 2/1/2025	1,700,000	1,712,016
	Louisiana Local Govt Environmental Facilities & Community Development Authority (Louisiana Community & Technical College System; Insured: BAM), 5.00% due 10/1/2027	4,390,000	4,557,237
[b]	Louisiana Offshore Terminal Authority (Loop LLC), Series A, 1.65% due 9/1/2027 (put 12/1/2023)	6,150,000	6,115,923
	Louisiana Public Facilities Authority (Ochsner Clinic Foundation Obligated Group),
	Series A, 5.00% due 5/15/2031	875,000	911,992
[b]	Series B, 5.00% due 5/15/2050 (put 5/15/2025)	2,800,000	2,820,583
	Plaquemines Port Harbor & Terminal District (International Marine Terminals Partnership; LOC Wells Fargo Bank NA),
[b]	Series A, 4.00% due 3/15/2025 (put 3/15/2024)	2,500,000	2,487,565
[b]	Series B, 4.00% due 3/15/2025 (put 3/15/2024)	5,000,000	5,001,935
[b]	State of Louisiana Gasoline & Fuels Tax Revenue, Series A, 4.217% (SOFR + 0.50%) due 5/1/2043 (put 5/1/2026)	2,950,000	2,768,121
	Maine — 0.0%
	Maine Governmental Facilities Authority (Augusta & Machias Courthouses), Series A, 5.00% due 10/1/2023	1,445,000	1,445,000
	Maryland — 0.2%
	Maryland Health & Higher Educational Facilities Authority (UPMC Obligated Group), Series B, 5.00% due 4/15/2024	500,000	502,212
	State of Maryland GO,
	Series A, 4.00% due 8/1/2030	2,500,000	2,529,432
	Series B, 5.00% due 8/1/2024	2,500,000	2,525,090
	Massachusetts — 0.9%
	Massachusetts (CareGroup Healthcare System) DFA, Series I, 5.00% due 7/1/2027	2,350,000	2,389,811
	Massachusetts (Insured: BHAC-CR FGIC), 5.50% due 1/1/2029	8,300,000	9,072,165
[b,c]	Massachusetts (Mass General Brigham, Inc.) DFA, Series T-1, 4.58% (MUNIPSA + 0.60%) due 7/1/2049 (put 1/29/2026)	3,750,000	3,739,564
	Massachusetts (Mount Auburn Hospital Health Records System) DFA, Series H-1, 5.00% due 7/1/2024 - 7/1/2025	10,265,000	10,319,260
	Massachusetts (Simmons University) DFA ETM, Series J, 5.25% due 10/1/2023	595,000	595,000
	Michigan — 1.6%
	Board of Governors of Wayne State University (Educational Facilities and Equipment), Series A, 5.00% due 11/15/2023 - 11/15/2025	1,445,000	1,458,346
	Michigan Finance Authority (Beaumont Health Credit Group), 5.00% due 8/1/2025 (pre-refunded 8/1/2024)	8,000,000	8,077,464
	Michigan Finance Authority (BHSH System Obligated Group), Series A, 5.00% due 4/15/2028 - 4/15/2032	7,000,000	7,502,535
[b]	Michigan Finance Authority (Bronson Health Care Group Obligated Group), Series B, 5.00% due 11/15/2044 (put 11/16/2026)	7,000,000	7,117,187
	Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue; Insured: AGM), Series D2, 5.00% due 7/1/2027	3,000,000	3,011,526
	Michigan Finance Authority (Henry Ford Health System), 5.00% due 11/15/2027	1,500,000	1,533,078
	Michigan Finance Authority (McLaren Health Care Corp. Obligated Group), Series A, 5.00% due 5/15/2032	1,000,000	1,005,447
	Michigan Finance Authority (Trinity Health Credit Group),
	5.00% due 12/1/2023 - 12/1/2024	3,500,000	3,513,646
	Series A, 5.00% due 12/1/2025 - 12/1/2028	3,000,000	3,094,356
	Michigan State Building Authority, Series I, 5.00% due 10/15/2032	1,250,000	1,295,851
	Michigan State Building Authority (Higher Education Facilities Program) ETM, Series I-A, 5.00% due 10/15/2023	7,715,000	7,715,625
	Royal Oak Hospital Finance Authority (William Beaumont Hospital), Series D, 5.00% due 9/1/2024 (pre-refunded 3/1/2024)	2,000,000	2,008,664
	Wayne County Airport Authority (Insured: BAM-TCRS), Series A, 5.00% due 12/1/2032	800,000	864,942
	Minnesota — 0.2%
	Dakota County Community Development Agency (Eagan AH I LLLP), 4.125% due 6/1/2024	2,515,000	2,507,136
	Minnesota Housing Finance Agency (Collateralized: GNMA, FNMA, FHLMC),
	Series F,
	1.90% due 1/1/2029	160,000	144,474
	1.95% due 7/1/2029	375,000	336,778
28 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Minnesota Municipal Gas Agency (Guaranty: Royal Bank of Canada), Series A, 4.00% due 6/1/2025	$ 700,000	$ 689,543
	St. Paul Housing and Redevelopment Authority (HealthPartners), Series A, 5.00% due 7/1/2024 - 7/1/2025	850,000	858,142
	Mississippi — 0.2%
	Biloxi Public School District (Insured: BAM), 5.00% due 4/1/2025	1,350,000	1,367,558
[b]	County of Warren, Series A, 1.375% due 5/1/2034 (put 6/16/2025)	1,625,000	1,515,353
	Mississippi Development Bank (Jackson Public School District; Insured: BAM), 5.00% due 10/1/2024 - 10/1/2028	2,400,000	2,461,404
	Missouri — 0.5%
[b]	Health & Educational Facilities Authority of the State of Missouri (BJC Healthcare Obligated Group), Series C, 5.00% due 5/1/2052 (put 5/1/2028)	9,265,000	9,645,560
	Health & Educational Facilities Authority of the State of Missouri (SSM Health Care Obligated Group), Series A, 5.00% due 6/1/2030 - 6/1/2032	3,875,000	4,051,343
	Montana — 0.1%
	City of Forsyth (NorthWestern Corp.), 3.875% due 7/1/2028	1,000,000	966,050
	Montana Facility Finance Authority (Billings Clinic Obligated Group), Series A, 5.00% due 8/15/2031	1,000,000	1,081,472
	Nebraska — 0.7%
[b]	Central Plains Energy Project (Guaranty: Bank Of Montreal), Series A-1, 5.00% due 5/1/2054 (put 11/1/2029)	8,500,000	8,560,478
[b]	Central Plains Energy Project (Guaranty: Goldman Sachs & Co.), Series 1, 5.00% due 5/1/2053 (put 10/1/2029)	2,575,000	2,563,129
	Central Plains Energy Project (Guaranty: Goldman Sachs Group, Inc.),
[b]	5.00% due 3/1/2050 (put 1/1/2024)	1,000,000	999,122
	Series A, 5.00% due 9/1/2031	1,215,000	1,219,913
	Douglas County Hospital Authority No. 3 (Nebraska Methodist Health System), 5.00% due 11/1/2023 - 11/1/2025	5,310,000	5,359,100
	Gretna Public Schools GO, Series B, 5.00% due 12/15/2027	3,000,000	3,075,390
	Nevada — 2.4%
	Carson City (Carson Tahoe Regional Healthcare), Series A, 5.00% due 9/1/2025 - 9/1/2027	1,565,000	1,575,240
	City of Las Vegas GO, Series C, 5.00% due 9/1/2031	1,000,000	1,021,746
	Clark County School District (Insured: AGM) GO, Series B, 5.00% due 6/15/2031	1,650,000	1,751,322
	Clark County School District (Insured: BAM) GO, Series B, 5.00% due 6/15/2029 - 6/15/2031	4,400,000	4,688,925
	Clark County School District GO, Series C, 4.00% due 6/15/2030	2,015,000	2,018,208
[b]	County of Clark (Nevada Power Co.), 3.75% due 1/1/2036 (put 3/31/2026)	1,000,000	1,001,090
	County of Clark GO, 4.00% due 11/1/2033	2,550,000	2,486,706
	Las Vegas Valley Water District GO,
	Series A, 5.00% due 6/1/2024 - 6/1/2026	34,960,000	35,519,453
	Series B, 5.00% due 12/1/2025	20,000,000	20,379,520
	New Hampshire — 0.2%
[d]	New Hampshire Business Finance Authority (The United Illuminating Co.), Series A, 4.50% due 10/1/2033	7,000,000	6,876,415
	New Jersey — 4.8%
	City of Jersey (Municipal Utilities Authority Water Fund), Series B, 4.00% due 5/3/2024	5,375,000	5,369,152
	Essex County Improvement Authority, 5.00% due 7/3/2024	3,500,000	3,521,102
	Essex County Improvement Authority (County Correctional Facilities & Gibraltar Facilities; Insured: Natl-Re) GO, 5.50% due 10/1/2024	5,000,000	5,072,105
	New Jersey (Middlesex Water Co.) EDA, Series A, 5.00% due 10/1/2023	1,500,000	1,500,000
	New Jersey (New Jersey Transit Corp.) (State Aid Withholding) EDA, Series B, 5.00% due 11/1/2024	8,000,000	8,070,088
	New Jersey (New Jersey Transit Corp.) EDA,
	Series A, 5.00% due 11/1/2029 - 11/1/2032	3,630,000	3,869,213
	Series B, 5.00% due 11/1/2023	2,500,000	2,501,240
	New Jersey (School Facilities Construction) EDA,
	5.00% due 6/15/2028 - 6/15/2029	5,090,000	5,332,981
	Series UU, 5.00% due 6/15/2028 (pre-refunded 6/15/2024)	7,930,000	7,991,949
	New Jersey (State of New Jersey Department of the Treasury) EDA, Series DDD, 5.00% due 6/15/2033 (pre-refunded 6/15/2027)	1,500,000	1,574,168
	New Jersey Health Care Facilities Financing Authority, 5.00% due 7/1/2024 (pre-refunded 1/1/2024)	65,000	65,125
	New Jersey Health Care Facilities Financing Authority (Virtua Health Obligated Group), 5.00% due 7/1/2024	935,000	936,690
	New Jersey Transportation Trust Fund Authority,
	Series 2014-BB-2, 5.00% due 6/15/2030	1,200,000	1,271,641
	Series A, 5.00% due 12/15/2032 - 6/15/2033	4,100,000	4,301,416
	Series BB1, 5.00% due 6/15/2033	1,425,000	1,480,148
	New Jersey Transportation Trust Fund Authority (Transportation System), Series D, 5.00% due 6/15/2032	6,380,000	6,459,125
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements),
	Series A, 5.00% due 6/15/2028	4,240,000	4,334,552
	Series A-1, 5.00% due 6/15/2024 - 6/15/2027	34,285,000	35,053,032
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements; Insured: AMBAC), Series B, 5.25% due 12/15/2023	3,545,000	3,549,857
	New Jersey Transportation Trust Fund Authority (Transportation System),
	Series A, 5.00% due 12/15/2025 - 6/15/2032	25,965,000	27,095,012
	Series BB-1, 5.00% due 6/15/2031	2,500,000	2,614,035
	State of New Jersey (COVID-19 GO Emergency Bonds) GO, Series A, 5.00% due 6/1/2024 - 6/1/2029	8,000,000	8,468,557
	State of New Jersey GO, 5.00% due 6/1/2027	2,200,000	2,297,979
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 29

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	New Mexico — 2.0%
	City of Farmington (Public Service Co. of New Mexico),
[b]	Series A, 0.875% due 6/1/2040 (put 10/1/2026)	$ 3,000,000	$ 2,685,972
[b]	Series B, 3.00% due 6/1/2040 (put 6/1/2024)	5,000,000	4,938,565
[b]	Series C, 1.15% due 6/1/2040 (put 6/1/2024)	6,000,000	5,855,076
[b]	Series D, 3.90% due 6/1/2040 (put 6/1/2028)	2,000,000	1,936,720
	Las Cruces School District No. 2 (State Aid Withholding) GO, 5.00% due 8/1/2027	1,000,000	1,046,338
	Lea County Public School District No. 8 Eunice (State Aid Withholding) GO,
	4.00% due 9/15/2027	1,000,000	1,008,876
	5.00% due 9/15/2026	650,000	672,836
	New Mexico Finance Authority, Series A, 5.00% due 6/1/2024	550,000	554,335
	New Mexico Finance Authority (The Public Project Revolving Fund Program), Series A, 5.00% due 6/15/2031	1,000,000	1,019,343
	New Mexico Finance Authority (The Public Project Revolving Fund), Series C, 5.00% due 6/1/2029	1,900,000	1,942,324
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group),
	Series A, 5.00% due 8/1/2032	1,000,000	1,061,047
[b]	Series B, 5.00% due 8/1/2049 (put 8/1/2025)	3,650,000	3,696,464
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group) ETM, 5.00% due 8/1/2024 - 8/1/2025	1,780,000	1,801,901
	New Mexico Hospital Equipment Loan Council (San Juan Regional Medical Center, Inc.), 5.00% due 6/1/2030 - 6/1/2031	1,215,000	1,234,460
[b]	New Mexico Mortgage Finance Authority (JLG Central 217 LLLP), 0.53% due 11/1/2024 (put 5/1/2024)	10,500,000	10,210,357
[b]	New Mexico Mortgage Finance Authority (JLG NM ABQ 2023 LLLP), 5.00% due 2/1/2042 (put 9/1/2025)	3,000,000	3,017,901
[b]	New Mexico Mortgage Finance Authority (JLG SAF 2023 LLLP), 5.00% due 2/1/2042 (put 6/1/2025)	4,050,000	4,064,949
	Santa Fe Public School District (State Aid Withholding) GO, 5.00% due 8/1/2032	500,000	538,738
	Santa Fe Public School District GO, 4.00% due 8/1/2024	1,250,000	1,250,765
	State of New Mexico Severance Tax Permanent Fund, Series A, 5.00% due 7/1/2025	11,705,000	11,941,125
	New York — 5.7%
	City of New York (City Budget Financial Management) GO, Series J, 5.00% due 8/1/2024	20,145,000	20,324,754
	City of New York GO,
	Series A-1, 5.00% due 9/1/2033	1,300,000	1,418,641
	Series B-1, 5.00% due 8/1/2032	2,000,000	2,179,748
	Series C, 5.00% due 8/1/2025 - 8/1/2026	4,250,000	4,363,585
	Series C-1, 5.00% due 8/1/2032	1,000,000	1,071,900
	Series F-1, 5.00% due 8/1/2033	1,000,000	1,096,014
	City of Plattsburgh GO, Series B, 4.75% due 11/17/2023	7,000,000	6,996,332
	City of Yonkers (Insured: AGM) GO, Series A, 5.00% due 2/15/2029	850,000	902,473
	County of Suffolk (Insured: BAM) GO, Series D, 5.00% due 10/15/2025	750,000	765,683
	Metropolitan Transportation Authority,
	Series A-1, 5.00% due 11/15/2025	1,265,000	1,278,873
	Series B,
	4.00% due 11/15/2026	1,660,000	1,651,863
	5.00% due 11/15/2028	1,230,000	1,261,062
	Series C-1,
	5.00% due 11/15/2027	1,070,000	1,087,821
	5.25% due 11/15/2028 - 11/15/2029	16,100,000	16,457,012
	Series D-1, 5.00% due 11/15/2028 - 11/15/2029	4,990,000	5,077,070
	Series F, 5.00% due 11/15/2025	1,055,000	1,070,687
	Metropolitan Transportation Authority (Green Bond),
	Series A2, 5.00% due 11/15/2027	3,450,000	3,533,663
	Series B, 5.00% due 11/15/2025 - 11/15/2027	6,650,000	6,780,752
	Series C-1, 5.00% due 11/15/2024 - 11/15/2026	6,840,000	6,951,288
[b]	New York City Housing Development Corp., Series F-2A, 3.40% due 11/1/2062 (put 12/22/2026)	2,500,000	2,453,900
	New York City Transitional Finance Authority Future Tax Secured Revenue,
	Series A, 5.00% due 11/1/2031 - 11/1/2032	8,980,000	9,693,836
	Series A1, 5.00% due 8/1/2031 - 8/1/2032	8,500,000	8,701,091
	Series B, 5.00% due 11/1/2032	2,500,000	2,742,550
	Series C-1, 5.00% due 5/1/2032	1,000,000	1,079,411
	Series F5, 5.00% due 2/1/2029	3,500,000	3,730,688
	New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.), Series A, 5.00% due 12/1/2026	2,500,000	2,588,343
	New York State Authority (State of New York Personal Income Tax Revenue),
	Series A, 5.00% due 3/15/2030	6,500,000	6,972,699
	Series A1, 5.00% due 3/15/2030	5,000,000	5,363,615
	New York State Dormitory Authority (Insured: BAM), Series A, 5.00% due 10/1/2032	3,500,000	3,764,918
	New York State Dormitory Authority (School Districts Financing Program; Insured: AGC) (State Aid Withholding), Series B, 5.25% due 10/1/2023	140,000	140,000
30 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	New York State Dormitory Authority (School Districts Financing Program; Insured: AGM) (State Aid Withholding), Series A, 5.00% due 10/1/2023 - 10/1/2024	$ 4,500,000	$ 4,514,332
	New York State Dormitory Authority (State of New York Personal Income Tax Revenue),
	Series A, 5.00% due 3/15/2030	750,000	790,118
	Series A1, 5.00% due 3/15/2031	4,545,000	4,918,208
	Series E, 5.00% due 3/15/2033	2,000,000	2,176,404
	New York State Dormitory Authority (State of New York Sales Tax Revenue),
	Series A, 5.00% due 3/15/2033	500,000	517,859
	Series E, 5.00% due 3/15/2029	4,135,000	4,394,699
	New York State Thruway Authority (Governor Thomas E. Dewey Thruway), Series K, 5.00% due 1/1/2024 - 1/1/2025	3,000,000	3,029,594
	New York State Urban Development Corp. (State of New York Personal Income Tax Revenue), Series C-2, 5.00% due 3/15/2032	4,715,000	4,931,588
	Oneida County Local Development Corp. (Utica College), 5.00% due 7/1/2032	500,000	507,807
	State of New York Mortgage Agency,
	Series 223,
	1.85% due 4/1/2026	400,000	379,081
	1.90% due 10/1/2026	815,000	765,485
	1.95% due 4/1/2027	1,000,000	930,388
	2.00% due 10/1/2027	775,000	714,448
	2.30% due 10/1/2030	1,110,000	962,407
	Triborough Bridge & Tunnel Authority, Series A, 5.00% due 11/15/2033	750,000	765,935
	Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) (Green Bond),
[b]	Series A2, 2.00% due 5/15/2045 (put 5/15/2024)	1,000,000	984,931
	Series D, 5.00% due 11/15/2029 - 11/15/2031	3,000,000	3,258,440
	Series E, 5.00% due 11/15/2032	2,000,000	2,205,062
	Westchester County Local Development Corp. (Miriam Osborn Memorial Home Association Obligated Group), 5.00% due 7/1/2024 - 7/1/2028	1,100,000	1,110,917
	North Carolina — 1.3%
[b]	Charlotte-Mecklenburg Hospital Authority (Atrium Health Obligated Group), Series D, 5.00% due 1/15/2049 (put 12/1/2031)	7,000,000	7,581,644
	Charlotte-Mecklenburg Hospital Authority (Carolinas HealthCare System), Series A, 5.00% due 1/15/2024	2,855,000	2,856,196
	City of Charlotte (Equipment Acquisition & Public Facilities) ETM COP, Series C, 5.00% due 12/1/2023 - 12/1/2025	4,435,000	4,481,879
[b]	Columbus County Industrial Facilities & Pollution Control Financing Authority (International Paper Co.), Series B, 2.00% due 11/1/2033 (put 10/1/2024)	1,100,000	1,074,806
	County of Buncombe (Primary, Middle School & Community College Facilities), Series A, 5.00% due 6/1/2024	600,000	604,891
	County of Dare (Educational Facility Capital Projects), Series A, 5.00% due 6/1/2024	700,000	700,395
	County of Randolph,
	Series B, 5.00% due 10/1/2023	550,000	550,000
	Series C, 5.00% due 10/1/2023	400,000	400,000
	North Carolina Housing Finance Agency, Series 51, 3.85% due 7/1/2032	1,500,000	1,408,026
	North Carolina Turnpike Authority, 5.00% due 1/1/2024 - 1/1/2029	12,765,000	13,027,001
	North Carolina Turnpike Authority ETM, Series B, 5.00% due 2/1/2024	2,000,000	2,003,046
	State of North Carolina, 5.00% due 3/1/2033	5,000,000	5,330,835
	Ohio — 3.0%
	Akron, Bath and Copley Joint Township Hospital District (Summa Health System Obligated Group), 5.00% due 11/15/2028 - 11/15/2032	2,880,000	2,963,057
	Cincinnati City School District (Educational Facilities; Insured: Natl-Re) GO, 5.25% due 12/1/2023	2,690,000	2,694,344
	City of Cleveland (Parks & Recreation Facilities), Series A3, 5.00% due 10/1/2023	630,000	630,000
	City of Cleveland (Public Facilities Improvements), Series B1, 5.00% due 10/1/2025 - 10/1/2028	2,855,000	2,981,853
	City of Cleveland (Public Facilities), Series A-1, 5.00% due 10/1/2023	1,155,000	1,155,000
	County of Allen Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.),
[b]	Series B-1, 5.00% due 10/1/2049 (put 8/3/2027)	2,665,000	2,752,209
[b]	Series B-2, 5.00% due 10/1/2051 (put 6/4/2030)	10,590,000	11,216,102
	County of Cuyahoga (Convention Hotel Project) COP, 5.00% due 12/1/2023 - 12/1/2024	17,160,000	17,227,912
	County of Cuyahoga (Musical Arts Association), 5.00% due 1/1/2030 - 1/1/2032	820,000	867,669
	County of Franklin GO, 5.00% due 12/1/2030	2,500,000	2,574,180
	County of Hamilton Sales Tax Revenue, Series A, 4.00% due 12/1/2031	1,100,000	1,074,391
	Franklin County Convention Facilities Authority (Greater Columbus Convention Center) ETM, 5.00% due 12/1/2024	1,000,000	1,011,007
	Northeast Ohio Medical University (Insured: BAM), 5.00% due 12/1/2029 - 12/1/2032	1,175,000	1,227,532
[b]	Ohio Air Quality Development Authority (Duke Energy Corp.), Series B, 4.00% due 9/1/2030 (put 6/1/2027)	4,025,000	3,926,098
[b]	Ohio Air Quality Development Authority (Ohio Valley Electric Corp.), Series B, 1.375% due 2/1/2026 (put 11/1/2024)	800,000	765,633
	Ohio Turnpike & Infrastructure Commission, Series A, 5.00% due 2/15/2027 - 2/15/2028	14,555,000	15,269,722
	Ohio Water Development Authority, Series A, 5.00% due 12/1/2030	1,000,000	1,037,495
	State of Ohio (Cleveland Clinic Health System Obligated Group), Series A, 5.00% due 1/1/2026 - 1/1/2032	1,800,000	1,863,242
	State of Ohio Department of Administrative Services, Series A-2, 4.00% due 4/1/2032	1,000,000	1,000,917
	State of Ohio GO, Series V, 5.00% due 5/1/2026 - 5/1/2028	14,110,000	14,842,382
	Youngstown City School District (Educational Facilities) (State Aid Withholding) GO, 4.00% due 12/1/2023	1,700,000	1,699,254
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 31

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Oklahoma — 3.1%
	Canadian County Educational Facilities Authority (Mustang Public Schools Project) ISD, Series A, 5.00% due 9/1/2032 - 9/1/2033	$11,000,000	$ 11,540,415
	Canadian County Educational Facilities Authority (Yukon Public Schools Project) ISD, 5.00% due 9/1/2027 - 9/1/2029	10,850,000	11,250,330
	Cleveland County Educational Facilities Authority (Moore Public Schools) ISD, 4.00% due 6/1/2030 - 6/1/2031	9,240,000	9,371,083
	Cleveland County Educational Facilities Authority (Norman Public Schools) ISD,
	5.00% due 6/1/2024	4,250,000	4,274,319
	Series A, 5.00% due 6/1/2028 - 6/1/2033	15,850,000	16,851,769
	Clinton Public Works Authority, 5.00% due 10/1/2029 - 10/1/2032	4,295,000	4,553,026
	Cushing Educational Facilities Authority (Payne County No. 67 Cushing) ISD, 5.00% due 9/1/2032	14,000,000	14,909,286
	Muskogee Industrial Trust (Muskogee County No. 20) ISD, 5.00% due 9/1/2024 - 9/1/2027	2,250,000	2,258,736
	Oklahoma (INTEGRIS Health) DFA, Series A, 5.00% due 8/15/2024 - 8/15/2025	2,225,000	2,238,094
	Oklahoma County Finance Authority (Midwest City Public Service) ISD, 5.00% due 10/1/2023 - 10/1/2026	2,490,000	2,510,702
	Rogers County Educational Facilities Authority (School District No. 2 Catoosa), 5.00% due 9/1/2029 - 9/1/2032	12,000,000	12,645,209
	Oregon — 0.5%
[b]	Oregon Health & Science University (Oregon Health & Science University Obligated Group), Series B2, 5.00% due 7/1/2046 (put 2/1/2032)	11,780,000	12,749,670
	Tri-County Metropolitan Transportation District of Oregon, Series A, 5.00% due 10/1/2028	2,845,000	2,985,987
	Pennsylvania — 6.3%
	Allegheny County Higher Education Building Authority (Duquesne University of the Holy Spirit), Series A, 5.00% due 3/1/2024 - 3/1/2025	1,645,000	1,662,727
	Allegheny County Hospital Development Authority (UPMC Obligated Group), Series A, 5.00% due 7/15/2025 - 7/15/2031	3,670,000	3,795,070
	Allegheny County Sanitary Authority (2015 Capital Project), 5.00% due 12/1/2023 - 12/1/2024	19,150,000	19,219,180
	Allegheny County Sanitary Authority (2015 Capital Project; Insured: BAM), 5.00% due 12/1/2025	1,000,000	1,023,354
	Allegheny County Sanitary Authority (Insured: BAM), 5.00% due 12/1/2029	2,830,000	2,902,725
	Bethlehem Area School District Authority (State Aid Withholding),
[b]	Series A, 3.914% (SOFR + 0.35%) due 1/1/2030 (put 11/1/2025)	2,990,000	2,894,990
[b]	Series C, 3.914% (SOFR + 0.35%) due 1/1/2032 (put 11/1/2025)	2,990,000	2,901,227
	City of Philadelphia (Insured: AGM) GO, 5.00% due 8/1/2025 - 8/1/2027	28,685,000	29,410,148
	City of Philadelphia (Pennsylvania Gas Works),
	Series 13, 5.00% due 8/1/2024 - 8/1/2025	5,950,000	5,986,520
	Series 14, 5.00% due 10/1/2023 - 10/1/2031	2,200,000	2,225,573
	City of Philadelphia (Pennsylvania Gas Works; Insured: AGM), Series A, 5.00% due 8/1/2030 - 8/1/2032	1,750,000	1,873,012
	City of Philadelphia Airport Revenue, Series A, 5.00% due 7/1/2030	750,000	801,614
	City of Philadelphia IDA, 5.00% due 5/1/2024 - 5/1/2028	2,975,000	3,065,348
	City of Philadelphia Water & Wastewater Revenue, Series B, 5.00% due 7/1/2032	2,500,000	2,549,065
	Commonwealth Financing Authority (Pennsylvania Department of Community & Economic Development; Insured: AGM), Series B-1, 5.00% due 6/1/2025	3,000,000	3,043,845
	Commonwealth of Pennsylvania (Capital Facilities) GO, Series D, 5.00% due 8/15/2024 - 8/15/2025	20,325,000	20,709,066
	Commonwealth of Pennsylvania GO, 5.00% due 7/15/2030	12,930,000	13,842,043
	County of Luzerne (Insured: AGM) GO, Series A, 5.00% due 11/15/2023 - 11/15/2024	6,600,000	6,642,315
	Geisinger Authority (Geisinger Health System Obligated group),
[b]	Series B, 5.00% due 4/1/2043 (put 2/15/2027)	4,115,000	4,181,050
[b]	Series C, 5.00% due 4/1/2043 (put 4/1/2030)	3,475,000	3,603,509
	Hempfield Area School District (Insured: AGM) (State Aid Withholding) GO, Series B, 5.00% due 3/15/2027	1,410,000	1,455,790
	Lancaster County Solid Waste Management Authority (Harrisburg Resource Recovery Facility), Series A, 5.25% due 12/15/2024 (pre-refunded 12/15/2023)	4,770,000	4,779,521
	Lancaster County Solid Waste Management Authority (Harrisburg Resource Recovery Facility) ETM, Series A, 5.00% due 12/15/2023	2,680,000	2,682,873
	Luzerne County (Insured: AGM) IDA GO, 5.00% due 12/15/2023 - 12/15/2027	4,045,000	4,095,375
	Monroeville Finance Authority (UPMC Obligated Group), Series B, 5.00% due 2/15/2030 - 2/15/2031	2,500,000	2,638,029
[b]	Montgomery County (Constellation Energy Generation LLC) IDA, Series A, 4.10% due 4/1/2053 (put 4/3/2028)	5,000,000	4,942,110
	Montgomery County Higher Education and Health Authority (Thomas Jefferson University Obligated Group), 5.00% due 9/1/2033	700,000	724,244
	Northeastern Pennsylvania Hospital and Education Authority (King’s College), 5.00% due 5/1/2027 - 5/1/2029	3,825,000	3,893,813
	Pennsylvania (UPMC Obligated Group) EDFA,
	5.00% due 3/15/2026	220,000	225,148
	Series A, 5.00% due 10/15/2033	1,150,000	1,214,604
[b]	Pennsylvania (Waste Management Obligated Group; Guaranty: Waste Management, Inc.) EDFA, 0.95% due 12/1/2033 (put 12/1/2026)	1,000,000	876,865
	Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System), Series A, 5.00% due 8/15/2027	1,000,000	1,044,020
	Pennsylvania Turnpike Commission, Series B, 5.00% due 12/1/2032	500,000	542,168
	Philadelphia Gas Works Co. (Insured: AGM), Series A, 5.00% due 8/1/2025	460,000	468,413
	Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2025 - 4/1/2027	3,365,000	3,432,354
	Pittsburgh Water and Sewer Authority (Insured: AGM), Series B, 5.00% due 9/1/2033	1,000,000	1,084,601
	Plum Borough School District (Insured: BAM) (State Aid Withholding) GO, Series A, 5.00% due 9/15/2024	1,885,000	1,885,243
	School District of Philadelphia (State Aid Withholding) GO,
	Series A, 5.00% due 9/1/2024 - 9/1/2028	1,900,000	1,941,663
	Series F, 5.00% due 9/1/2024	620,000	623,352
32 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	School District of Philadelphia (State Aid Withholding; Insured: BAM-TCRS) GO, Series F, 5.00% due 9/1/2025	$ 500,000	$ 509,605
	Sports & Exhibition Authority of Pittsburgh and Allegheny County (Allegheny County Hotel Room Excise Tax Revenue; Insured: AGM), Series A, 5.00% due 2/1/2033	4,000,000	4,304,608
	State Public School Building Authority (Insured: BAM), Series A, 4.00% due 10/1/2033	2,325,000	2,271,325
	State Public School Building Authority (School District of Philadelphia; Insured: AGM) (State Aid Withholding), Series A, 5.00% due 6/1/2030	3,550,000	3,654,842
	University of Pittsburgh-of the Commonwealth System of Higher Education, Series A, 4.00% due 4/15/2026	6,000,000	6,038,544
	Rhode Island — 0.3%
	Rhode Island Clean Water Finance Agency (Public Drinking Water Supply or Treatment Facilities), Series B, 5.00% due 10/1/2023	2,380,000	2,380,000
	Rhode Island Housing and Mortgage Finance Corp, Series 76-A, 5.00% due 10/1/2029	180,000	185,759
	State of Rhode Island and Providence Plantations (Information Technology) COP, Series C, 5.00% due 11/1/2024	3,010,000	3,044,395
	State of Rhode Island and Providence Plantations (Kent County Courthouse) COP, Series A, 5.00% due 10/1/2023	1,500,000	1,500,000
	State of Rhode Island and Providence Plantations (Training School) COP, Series B, 5.00% due 10/1/2023	1,705,000	1,705,000
	South Carolina — 0.5%
	Beaufort-Jasper Water & Sewer Authority (Waterworks & Sewer System), Series B, 5.00% due 3/1/2025	1,000,000	1,016,939
	Berkeley County School District (School Facility Equipment Acquisition), 5.00% due 12/1/2024	2,000,000	2,026,260
	City of Charleston Public Facilities Corp. (City of Charleston Project), Series A, 5.00% due 9/1/2025	930,000	947,479
	County of Charleston (South Aviation Avenue Construction), 5.00% due 12/1/2023	2,460,000	2,462,140
[b]	Patriots Energy Group Financing Agency (Guaranty: Goldman Sachs Group, Inc.), Series A1, 5.25% due 10/1/2054 (put 8/1/2031)	2,000,000	2,009,984
	SCAGO Educational Facilities Corp. (School District of Pickens County), 5.00% due 12/1/2023 - 12/1/2029	5,010,000	5,069,615
	South Dakota — 0.1%
	South Dakota Health & Educational Facilities Authority (Monument Health Obligated Group), 5.00% due 9/1/2028	1,500,000	1,549,923
	South Dakota Health & Educational Facilities Authority (Sanford Health), 5.00% due 11/1/2024 - 11/1/2025	1,405,000	1,424,291
	Tennessee — 1.4%
	Health Educational and Housing Facility Board of the City of Memphis (Memphis Towers TC LP), 3.40% due 12/1/2023	1,750,000	1,745,623
[b]	Knox County Health Educational & Housing Facility Board (Gleason Partners LP), 3.95% due 12/1/2027 (put 12/1/2025)	1,500,000	1,493,841
	Shelby County Health Educational & Housing Facilities Board (Methodist Le Bonheur Obligated Group), Series A, 5.00% due 5/1/2029	1,990,000	2,045,666
[b]	Tennessee Energy Acquisition Corp. (Guaranty: Goldman Sachs Group, Inc.), Series A-1, 5.00% due 5/1/2053 (put 5/1/2028)	1,000,000	997,995
[b]	Tennessee Energy Acquisition Corp. (The Tennessee Energy Acquisition Corp.; Guaranty: Goldman Sachs Group, Inc.), Series A, 5.00% due 5/1/2052 (put 11/1/2031)	32,090,000	32,021,296
	Tennessee HDA,
	Series 2A,
	3.80% due 1/1/2032	400,000	377,984
	3.875% due 1/1/2033	500,000	470,445
	3.90% due 7/1/2033	500,000	469,274
	3.95% due 1/1/2034	1,000,000	937,643
	Texas — 14.5%
	Amarillo Junior College District GO, 5.00% due 2/15/2030	2,325,000	2,503,118
	Arlington Higher Education Finance Corp (Riverwalk Education Foundation, Inc.) (Insured: PSF-GTD), 5.00% due 8/15/2029	555,000	586,199
	Arlington Higher Education Finance Corp. (Riverwalk Education Foundation, Inc.) (Insured: PSF-GTD), 5.00% due 8/15/2026 - 8/15/2032	940,000	989,902
	Bexar County Hospital District (University Health System) GO, 5.00% due 2/15/2026	1,000,000	1,024,799
[b]	Bexar County Housing Finance Corp. (Culebra Road Apartments LP), 4.05% due 3/1/2028 (put 3/1/2026)	2,500,000	2,460,492
	Boerne School District (Insured: PSF-GTD) ISD GO,
[b]	2.80% due 12/1/2051 (put 12/1/2023)	4,000,000	3,990,624
[b]	3.125% due 2/1/2053 (put 2/1/2027)	4,800,000	4,718,208
[a]	Central Texas Turnpike System, Series C, 5.00% due 8/15/2031	1,650,000	1,646,749
	City of Austin Water & Wastewater System Revenue, Series A, 5.00% due 11/15/2032	1,000,000	1,025,800
	City of Beaumont (Waterworks & Sewer System Improvements; Insured: AGM), Series A, 5.00% due 9/1/2024	2,500,000	2,500,730
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2025	3,000,000	3,041,394
	City of Dallas (Trinity River Corridor Infrastructure) GO,
	5.00% due 2/15/2024 - 2/15/2026	20,640,000	20,711,383
	Series A, 5.00% due 2/15/2024	5,235,000	5,242,633
[b]	City of Dallas Housing Finance Corp. (Ash Creek Housing LLC), 5.00% due 7/1/2026 (put 12/1/2025)	1,500,000	1,514,935
	City of Georgetown Utility System Revenue (Insured: BAM), 5.00% due 8/15/2028 - 8/15/2029	1,300,000	1,380,779
	City of Houston (Airport System),
	Series B, 5.00% due 7/1/2025 - 7/1/2028	9,105,000	9,397,714
	Series D, 5.00% due 7/1/2027	3,355,000	3,492,313
	City of Houston (Combined Utility System),
	Series C, 5.00% due 5/15/2024	7,250,000	7,295,276
	Series D, 5.00% due 11/15/2023 - 11/15/2024	10,000,000	10,062,915
	City of Houston (Public Improvements) GO, Series A, 5.00% due 3/1/2027 - 3/1/2028	4,375,000	4,536,862
	City of Houston Combined Utility System Revenue, Series B, 4.00% due 11/15/2031	1,725,000	1,706,177
	City of Houston GO, Series A, 5.00% due 3/1/2031	2,635,000	2,781,142
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 33

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	City of Irving GO, Series A, 5.00% due 9/15/2029	$ 1,000,000	$ 1,048,691
	City of Laredo (Sports Venues; Insured: AGM) ETM, 5.00% due 3/15/2024	300,000	301,178
	City of Lubbock Electric Light & Power System Revenue, 5.00% due 4/15/2025	725,000	732,760
	City of Lubbock GO, Series A, 5.00% due 2/15/2026 - 2/15/2027	1,500,000	1,550,903
	City of Mansfield GO, Series A, 5.00% due 2/15/2031 - 2/15/2033	1,500,000	1,636,782
	City of McAllen (International Toll Bridge System; Insured: AGM), Series A, 5.00% due 3/1/2024 - 3/1/2027	3,015,000	3,055,058
	City of Port Arthur (CTFS Obligation; Insured: BAM) GO, 5.00% due 2/15/2033	1,025,000	1,096,110
	City of San Antonio (Public Facilities Corp.), 5.00% due 9/15/2027 - 9/15/2032	4,155,000	4,464,363
	City of San Antonio Electric & Gas Systems Revenue,
	4.00% due 2/1/2032	4,100,000	4,079,545
[b]	Series A, 1.75% due 2/1/2033 (put 12/1/2024)	6,995,000	6,813,263
	City of San Antonio Electric & Gas Systems Revenue (CPS Energy), 5.25% due 2/1/2024	7,000,000	7,020,636
	Clear Creek (Insured: PSF-GTD) ISD GO,
[b]	3.60% due 2/15/2035 (put 8/15/2025)	1,500,000	1,494,009
	Series A, 4.00% due 2/15/2033	5,000,000	5,004,150
	Clifton Higher Education Finance Corp. (Idea Public Schools; Insured: PSF-GTD),
	4.00% due 8/15/2028	2,000,000	1,998,388
	Series T, 5.00% due 8/15/2026	400,000	410,050
	Clifton Higher Education Finance Corp. (YES Prep Public Schools, Inc.; Insured: PSF-GTD), 5.00% due 4/1/2027 - 4/1/2029	1,700,000	1,765,909
	Conroe (Insured: PSF-GTD) ISD GO, Series A, 4.00% due 2/15/2033	1,050,000	1,052,024
	Cotulla (Insured: PSF-GTD) ISD GO, 5.00% due 2/15/2029 - 2/15/2033	5,025,000	5,405,272
	County of Bexar GO, 4.00% due 6/15/2033	2,750,000	2,753,322
	County of Harris (Harris County Toll Road Revenue), Series B, 5.00% due 8/15/2031	1,350,000	1,365,783
	County of Harris (Harris Toll Road Revenue), Series A, 5.00% due 8/15/2031	2,500,000	2,567,550
	County of Harris (Tax Road) GO, Series A, 5.00% due 10/1/2028	3,205,000	3,367,429
	County of Hays GO, 5.00% due 2/15/2024 - 2/15/2025	1,800,000	1,811,153
	County of La Salle (Insured: AGM) GO, 5.00% due 3/1/2024 - 3/1/2028	17,100,000	17,579,104
	Cypress-Fairbanks (Insured: PSF-GTD) ISD GO, 5.00% due 2/15/2028	2,955,000	3,005,468
	Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2026	1,000,000	1,018,637
	Dallas Fort Worth International Airport, 5.00% due 11/1/2023	1,000,000	1,000,475
[b]	Denton (Insured: PSF-GTD) ISD GO, Series B, 2.00% due 8/1/2044 (pre-refunded 8/1/2024)	340,000	334,194
[b]	Dickinson (Insured: PSF-GTD) ISD GO, 3.50% due 8/1/2037 (put 8/1/2025)	1,000,000	991,047
[b]	El Paso Housing Finance Corp. (Columbia Housing Partners LP), 4.50% due 3/1/2026 (put 3/1/2025)	2,000,000	2,000,230
	Franklin (Insured: PSF-GTD) ISD GO, 4.00% due 2/15/2032	2,000,000	1,989,472
	Frisco (Insured: PSF-GTD) ISD GO, 5.00% due 8/15/2033	1,465,000	1,550,256
[b]	Grand Parkway Transportation Corp., 5.00% due 10/1/2052 (put 4/1/2028)	4,000,000	4,214,864
	Gulf Coast Waste Disposal Authority (Bayport Area Wastewater Treatment System; Insured: AGM), 5.00% due 10/1/2023 - 10/1/2025	1,850,000	1,873,374
	Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System Obligated Group),
	Series A,
	4.00% due 12/1/2031	825,000	825,204
	5.00% due 12/1/2023 - 12/1/2025	6,245,000	6,311,928
[b]	Series B, 5.00% due 6/1/2050 (put 12/1/2028)	2,250,000	2,385,180
[b]	Series C-3, 5.00% due 6/1/2032 (put 12/1/2026)	1,300,000	1,335,875
	Harris County Cultural Education Facilities Finance Corp. (TECO Project), 5.00% due 11/15/2023 - 11/15/2027	1,350,000	1,397,723
[b]	Harris County Cultural Education Facilities Finance Corp. (Texas Children’s Hospital Obligated Group), Series B, 5.00% due 10/1/2051 (put 10/1/2031)	2,125,000	2,297,289
	Harris County-Houston Sports Authority (Insured: AGM), Series A, 5.00% due 11/15/2023 - 11/15/2024	17,905,000	18,045,339
	Hays Consolidated (Insured: PSF-GTD) ISD GO, 5.00% due 2/15/2033	1,250,000	1,367,886
[b]	Houston (Insured: PSF-GTD) ISD GO, Series C, 4.00% due 6/1/2039 (put 6/1/2025)	3,000,000	3,008,805
[b]	Houston Housing Finance Corp. (Summerdale Apartments LP), 5.00% due 8/1/2041 (put 8/1/2026)	3,500,000	3,553,784
[b]	Houston Housing Finance Corp. (Sunset Gardens Preservation LP), 4.00% due 10/1/2025 (put 10/1/2024)	6,000,000	5,965,944
[b]	Houston Housing Finance Corp. (Temenos Permanent Affordable LLC), 4.08% due 8/1/2024 (put 2/1/2024)	1,450,000	1,443,833
	Humble (Insured: PSF-GTD) ISD GO, 4.00% due 2/15/2033	1,605,000	1,613,105
[b]	Jacksboro (Insured: PSF-GTD) ISD GO, 4.00% due 2/15/2048 (put 8/15/2028)	2,500,000	2,530,902
	Keller (Insured: PSF-GTD) ISD GO, 5.00% due 8/15/2027 (pre-refunded 2/15/2025)	5,795,000	5,868,428
[b]	Lakeside Place PFC (Brookside Gardens Apartments LLC), 4.15% due 11/1/2026 (put 11/1/2025)	5,000,000	4,962,595
	Laredo Community College District (School Facilities Improvements) GO, 5.00% due 8/1/2024	715,000	720,588
	Leander (Insured: PSF-GTD) ISD GO, Series A, 5.00% due 2/15/2029	1,940,000	2,070,572
	Llano (Insured: PSF-GTD) ISD GO, 5.00% due 2/15/2031 - 2/15/2032	2,200,000	2,283,955
	Lower Colorado River Authority, Series D, 5.00% due 5/15/2026 - 5/15/2027	2,200,000	2,238,881
	Lower Colorado River Authority (LCRA Transmission Services Corp.),
	Series A,
	5.00% due 5/15/2031 - 5/15/2032	900,000	964,978
34 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	5.25% due 5/15/2033	$ 350,000	$ 382,141
	Lubbock Electric Light & Power System Revenue, 5.00% due 4/15/2032	1,000,000	1,051,636
	Metropolitan Transit Authority of Harris County,
	5.00% due 11/1/2023 - 11/1/2028	14,475,000	15,049,030
	Series D, 5.00% due 11/1/2023 - 11/1/2027	5,605,000	5,734,786
	North East (Insured: PSF-GTD) ISD GO,
[b]	2.20% due 8/1/2049 (put 8/1/2024)	3,000,000	2,958,537
[b]	3.60% due 8/1/2052 (put 8/1/2024)	5,000,000	4,987,235
	Northside (Insured: PSF-GTD) ISD GO,
	4.00% due 6/15/2033	1,500,000	1,485,698
[b]	Series B, 3.00% due 8/1/2053 (put 8/1/2026)	7,400,000	7,259,193
	Pecos Barstow Toyah (Insured: PSF-GTD) ISD GO, 5.00% due 2/15/2031 - 2/15/2033	5,500,000	5,771,154
	Prosper (Insured: PSF-GTD) ISD GO, 5.00% due 2/15/2033	1,000,000	1,088,033
	Round Rock (Educational Facilities Improvements; Insured: PSF-GTD) ISD GO, 5.00% due 8/1/2028 - 8/1/2029 (pre-refunded 8/1/2025)	5,820,000	5,925,476
	San Antonio (Insured: PSF-GTD) ISD GO, 5.00% due 8/15/2033	2,080,000	2,281,352
[b]	San Antonio Housing Trust Finance Corp. (Arbors at West Avenue LP), 1.45% due 3/1/2026 (put 3/1/2025)	3,500,000	3,352,930
[b]	San Antonio Housing Trust Public Facility Corp. (PV Country Club Village LP), 4.00% due 8/1/2026 (put 8/1/2025)	4,000,000	3,924,392
[d]	Southwest (Insured: PSF-GTD) ISD GO, 5.00% due 2/1/2032 - 2/1/2033	2,600,000	2,813,775
	State of Texas GO,
	5.00% due 10/1/2027	1,875,000	1,884,292
	Series A, 4.00% due 10/1/2033	2,500,000	2,501,455
	Stephen F Austin State University, 5.00% due 10/15/2024	1,445,000	1,462,321
	Tarrant County College District GO, 5.00% due 8/15/2032	2,500,000	2,744,440
	Tarrant County Cultural Education Facilities Finance Corp. (Christus Health Obligated Group),
[b]	Series A, 5.00% due 7/1/2053 (put 7/1/2032)	7,520,000	7,844,488
	Series B, 5.00% due 7/1/2032	2,150,000	2,212,879
	Tarrant County Hospital District GO, 5.00% due 8/15/2025 - 8/15/2027	2,880,000	2,974,291
	Texas Municipal Gas Acquisition & Supply Corp. III (Guaranty: Macquarie Group Ltd.), 5.00% due 12/15/2023 - 12/15/2032	69,565,000	68,599,677
	Texas Public Finance Authority (Texas Southern University; Insured: BAM), 5.00% due 5/1/2032 - 5/1/2033	1,700,000	1,782,459
[b]	Texas State Affordable Housing Corp. (FC Juniper Creek Housing LP), 3.75% due 7/1/2044 (put 7/1/2026)	2,000,000	1,949,848
	Texas State Technical College (Insured: AGM),
	Series A,
	5.00% due 8/1/2031 - 8/1/2032	4,250,000	4,583,259
	5.25% due 8/1/2033	2,300,000	2,529,246
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2024	1,000,000	1,001,452
	Texas Woman’s University, Series A, 5.00% due 7/1/2031 - 7/1/2033	4,275,000	4,650,023
	Walnut Creek Special Utility District (Water System Improvements; Insured: BAM), 5.00% due 1/10/2024	750,000	750,945
	Utah — 0.1%
[b]	County of Utah (Intermountain Healthcare Obligated Group), Series B, 5.00% due 5/15/2060 (put 8/1/2026)	1,740,000	1,788,475
	Utah Telecommunication Open Infrastructure Agency,
	5.00% due 6/1/2031	600,000	639,454
	5.25% due 6/1/2033	500,000	544,289
	Virginia — 1.2%
[b]	Halifax County IDA, Series A, 1.65% due 12/1/2041 (put 5/31/2024)	3,000,000	2,948,658
[b]	Roanoke (Carilion Clinic Obligated Group) EDA, Series D, 5.00% due 7/1/2053 (put 7/1/2030)	12,960,000	13,851,959
	Virginia Commonwealth Transportation Board,
	4.00% due 5/15/2032	1,000,000	1,007,241
	5.00% due 9/15/2028	3,945,000	4,157,560
	Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group), Series A, 5.00% due 1/1/2024 - 1/1/2033	5,650,000	5,747,072
[b]	Wise County (Virginia Electric and Power Co.) IDA, Series A, 1.20% due 11/1/2040 (put 5/31/2024)	6,705,000	6,524,361
	Washington — 0.7%
	Clark County Public Utility District No. 1, 5.00% due 1/1/2028	500,000	525,806
	Energy Northwest (Nine Canyon Wind Project Phase I-III), 5.00% due 7/1/2025	850,000	864,162
	King County School District No. 414 (State Aid Withholding) GO, 4.00% due 12/1/2033	2,000,000	1,967,450
	Marysville School District No. 25 (Snohomish County Educational Facilities) (State Aid Withholding) GO, 5.00% due 12/1/2023	1,700,000	1,701,030
	Skagit County Public Hospital District No. 1 (Skagit Regional Health) ETM, Series A, 5.00% due 12/1/2023	750,000	750,811
	State of Washington (State and Local Agency Real and Personal Property Projects) COP, Series A, 5.00% due 7/1/2027	4,970,000	5,179,943
	State of Washington GO,
	Series 2021A, 5.00% due 6/1/2024 - 6/1/2030	1,150,000	1,210,250
	Series C, 5.00% due 2/1/2032	1,200,000	1,222,685
	Series R, 5.00% due 7/1/2032	4,000,000	4,070,764
	Washington Health Care Facilities Authority (Providence St. Joseph Health Obligated Group), Series B, 5.00% due 10/1/2031	2,500,000	2,524,942
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 35

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Wisconsin — 2.0%
	City of Milwaukee (Insured: AGM) GO, Series N3, 5.00% due 4/1/2031 - 4/1/2032	$ 6,550,000	$ 6,863,535
	County of Waushara GO, Series A, 4.50% due 6/1/2027	4,000,000	4,035,872
[b]	Public Finance Authority (Duke Energy Progress LLC), Series A-1, 3.30% due 10/1/2046 (put 10/1/2026)	11,920,000	11,732,463
	Public Finance Authority (Moses H Cone Memorial Hospital Obligated Group), Series A, 5.00% due 10/1/2033	8,000,000	8,726,976
	Public Finance Authority (National Senior Communities Obligated Group), 4.00% due 1/1/2024 - 1/1/2032	6,645,000	6,405,795
[b]	Public Finance Authority (Providence St. Joseph Health Obligated Group), Series C, 4.00% due 10/1/2041 (put 10/1/2030)	4,000,000	3,846,628
[b]	Public Finance Authority (St. John’s College), 3.00% due 10/1/2045 (put 10/1/2026)	1,500,000	1,416,247
	Racine USD, Series B, 4.125% due 4/1/2025	1,500,000	1,500,301
	Village of Kimberly, 4.00% due 6/1/2024	6,000,000	5,992,734
	Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group),
[b]	Series B1, 5.00% due 8/15/2054 (put 7/1/2027)	1,375,000	1,409,628
[b]	Series B-4, 5.00% due 8/15/2054 (put 1/29/2025)	2,680,000	2,714,797
	Wisconsin Health & Educational Facilities Authority (Marquette University), 5.00% due 10/1/2023	235,000	235,000
	Wisconsin Housing EDA,
	Series B,
[b]	0.40% due 5/1/2045 (put 11/1/2023)	250,000	249,169
[b]	0.50% due 11/1/2050 (put 11/1/2024)	1,500,000	1,430,178
[b]	3.75% due 5/1/2054 (put 11/1/2026)	3,000,000	2,939,100
	WPPI Energy, Series A, 5.00% due 7/1/2024 - 7/1/2028	1,325,000	1,354,816
	Total Long-Term Municipal Bonds — 95.1% (Cost $2,884,336,511)		2,832,010,596
	Short-Term Municipal Bonds — 3.3%
	California — 0.1%
[b]	California Public Finance Authority (Sharp Healthcare Obligated Group; LOC Barclays Bank plc), Series C, 3.50% due 8/1/2052 (put 10/2/2023)	1,200,000	1,200,000
[b]	Regents of the University of California Medical Center Pooled Revenue, Series B1, 3.50% due 5/15/2032 (put 10/2/2023)	1,320,000	1,320,000
	Florida — 0.0%
[b,c]	JPMorgan Chase Putters/Drivers Trust (LOC JP Morgan Chase Bank NA), Series 5032, 4.75% due 12/15/2034 (put 10/2/2023)	700,000	700,000
	New Mexico — 0.1%
[b]	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group; SPA JP Morgan Chase Bank NA), Series B, 4.60% due 8/1/2034 (put 10/2/2023)	3,500,000	3,500,000
	New York — 1.0%
[b]	City of New York (SPA JP Morgan Chase Bank NA) GO, Series 1, 4.75% due 3/1/2040 (put 10/2/2023)	1,650,000	1,650,000
	Metropolitan Transportation Authority (LOC Barclays Bank plc),
[b]	Series 2012G-1, 4.80% due 11/1/2032 (put 10/2/2023)	10,350,000	10,350,000
[b]	Series E 1, 4.80% due 11/15/2050 (put 10/2/2023)	1,000,000	1,000,000
[b]	New York City Municipal Water Finance Authority (New York City Water & Sewer System; SPA JP Morgan Chase Bank NA), Series AA-1, 4.75% due 6/15/2050 (put 10/2/2023)	9,200,000	9,200,000
	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA JP Morgan Chase Bank NA),
[b]	Series A4, 4.75% due 8/1/2039 (put 10/2/2023)	3,300,000	3,300,000
[b]	Series C4, 4.75% due 11/1/2036 (put 10/2/2023)	3,250,000	3,250,000
	Ohio — 0.0%
[b]	Ohio Higher Educational Facility Commission (Cleveland Clinic Health System Obligated Group; SPA Barclays Bank plc), Series B4, 4.77% due 1/1/2043 (put 10/2/2023)	500,000	500,000
	Texas — 1.9%
[b]	Port of Port Arthur Navigation District (Motiva Enterprises LLC), 5.15% due 4/1/2040 (put 10/2/2023)	56,200,000	56,200,000
	Wisconsin — 0.2%
[b,c]	Deutsche Bank Spears/Lifers Trust (LOC Deutsche Bank A.G.), Series 2023-XF1532, 4.43% due 4/1/2049 (put 10/6/2023)	5,000,000	5,000,000
	Total Short-Term Municipal Bonds — 3.3% (Cost $97,170,000)		97,170,000
	Total Investments — 98.4% (Cost $2,981,506,511)		$2,929,180,596
	Other Assets Less Liabilities — 1.6%		48,898,118
	Net Assets — 100.0%		$2,978,078,714

Footnote Legend
a	Segregated as collateral for a when-issued security.
b	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2023.
36 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2023
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2023, the aggregate value of these securities in the Fund’s portfolio was $11,987,281, representing 0.40% of the Fund’s net assets.
d	When-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
BHAC-CR	Berkshire Hathaway Assurance Corp. Custodial Receipts
CDC	Community Development Commission
COP	Certificates of Participation
DFA	Development Finance Authority/Agency
EDA	Economic Development Authority
EDFA	Economic Development Financing Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHLMC	Collateralized by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
HDA	Housing Development Authority
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority/Agency
IDB	Industrial Development Board
ISD	Independent School District
JEA	Jacksonville Electric Authority
LOC	Letter of Credit
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Guaranteed by Permanent School Fund
SOFR	Secured Overnight Financing Rate
SPA	Stand-by Purchase Agreement
TCRS	Transferable Custodial Receipts
USD	Unified School District
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 37

Schedule of Investments
Thornburg California Limited Term Municipal Fund  |  September 30, 2023
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	LONG-TERM MUNICIPAL BONDS — 94.2%
	Alameda County Joint Powers Authority (Alameda County Medical Center Highland Hospital), Series A, 5.00% due 12/1/2024	$2,500,000	$ 2,504,517
	Apple Valley Public Financing Authority (Insured: BAM), Series A, 4.00% due 6/1/2028	460,000	466,669
	Bay Area Toll Authority (San Francisco Bay Area Toll Bridge),
[a]	Series A, 2.95% due 4/1/2047 (put 4/1/2026)	5,600,000	5,428,018
[a]	Series E, 4.39% (MUNIPSA + 0.41%) due 4/1/2056 (put 4/1/2028)	3,500,000	3,364,672
	California (Cedars-Sinai Medical Center Obligated Group) HFFA, Series A, 5.00% due 8/15/2033	1,000,000	1,027,994
	California (Children’s Hospital Los Angeles) HFFA, Series A, 5.00% due 8/15/2033	770,000	772,592
[a]	California (Kaiser Foundation Hospitals) HFFA, Series C, 5.00% due 6/1/2041 (put 11/1/2029)	3,000,000	3,207,057
	California (Providence St. Joseph Health Obligated Group) HFFA,
[a]	Series B, 5.00% due 10/1/2039 (put 10/1/2027)	300,000	304,797
[a]	Series B-2, 4.00% due 10/1/2036 (put 10/1/2024)	930,000	929,316
	California (St. Joseph Health System) HFFA, Series A, 5.00% due 7/1/2024	1,000,000	999,989
	California (Stanford Health Care Obligated Group) HFFA,
	Series A,
[a]	3.00% due 8/15/2054 (put 8/15/2025)	3,000,000	2,952,477
	5.00% due 8/15/2033	1,500,000	1,681,318
[a]	California Community Choice Financing Authority (Guaranty: Deutsche Bank A.G.) (Green Bond), Series C, 5.25% due 1/1/2054 (put 10/1/2031)	5,000,000	4,987,815
	California Community Choice Financing Authority (Guaranty: Goldman Sachs Group, Inc.) (Green Bond),
[a]	Series A, 4.00% due 10/1/2052 (put 12/1/2027)	2,440,000	2,360,402
[a]	Series A-1, 5.00% due 12/1/2053 (put 8/1/2029)	500,000	502,372
	California Community Choice Financing Authority (Guaranty: Morgan Stanley Group) (Green Bond),
	Series B-1,
[a]	4.00% due 2/1/2052 (put 8/1/2031)	4,500,000	4,240,255
[a]	5.00% due 7/1/2053 (put 8/1/2029)	2,000,000	2,011,974
[a]	Series E-1, 5.00% due 2/1/2054 (put 3/1/2031)	5,000,000	5,069,245
	California Educational Facilities Authority (Art Center College of Design), Series A, 5.00% due 12/1/2033	375,000	384,681
[a]	California Housing Finance Agency, Series A-2, 3.60% due 8/1/2063 (put 8/1/2026)	2,500,000	2,464,987
[a,b]	California Infrastructure & Economic Development Bank (DesertXpress Enterprises LLC) AMT, Series A, 3.65% due 1/1/2050 (put 1/31/2024)	860,000	853,252
[a]	California Infrastructure & Economic Development Bank (J Paul Getty Trust), Series B-2, 3.00% due 10/1/2047 (put 10/1/2026)	815,000	797,751
	California Municipal Finance Authority (Aldersly; Insured: California Mtg Insurance),
	Series B,
	3.75% due 11/15/2028	2,990,000	2,987,399
	4.00% due 11/15/2028	595,000	597,763
	California Municipal Finance Authority (Biola University Residential Hall and Parking Structure) ETM, 5.00% due 10/1/2023	125,000	125,000
	California Municipal Finance Authority (Biola University), 5.00% due 10/1/2023 - 10/1/2027	1,880,000	1,881,990
	California Municipal Finance Authority (CHF-Davis II LLC; Insured: BAM) (Green Bond),
	4.00% due 5/15/2032	600,000	587,184
	5.00% due 5/15/2024 - 5/15/2028	1,500,000	1,528,590
	California Municipal Finance Authority (CHF-Davis II LLC; Insured: BAM-TCRS), 5.00% due 5/15/2028	2,100,000	2,177,494
	California Municipal Finance Authority (Congregational Homes, Inc. Obligated Group),
	Series B, 2.125% due 11/15/2026	615,000	584,276
	Series B-1, 2.75% due 11/15/2027	520,000	481,683
	California Municipal Finance Authority (Palomar Health Obligated Group; Insured: AGM) COP, Series A, 5.00% due 11/1/2027 - 11/1/2032	500,000	536,249
	California Municipal Finance Authority (Republic Services, Inc.) AMT,
	Series A,
[a]	4.10% due 7/1/2041 (put 4/1/2024)	2,450,000	2,450,000
[a]	4.375% due 9/1/2053 (put 9/1/2033)	1,500,000	1,447,089
[a]	Series B, 4.20% due 7/1/2051 (put 1/16/2024)	3,000,000	2,984,532
[a]	California Municipal Finance Authority (Waste Management of California, Inc.; Guaranty: Waste Management Holdings) AMT, 4.25% due 10/1/2045 (put 12/1/2023)	3,750,000	3,740,891
[a]	California Municipal Finance Authority (Waste Management, Inc.; Guaranty: Waste Management Holdings) AMT, Series A, 4.125% due 10/1/2041 (put 10/1/2025)	750,000	739,574
	California Pollution Control Financing Authority (Guaranty: Waste Management, Inc.) AMT, Series A1, 3.375% due 7/1/2025	2,000,000	1,950,452
[a,b]	California Pollution Control Financing Authority (Republic Services, Inc.), Series B, 3.75% due 8/1/2024 (put 11/1/2023)	1,000,000	1,000,000
[a,b]	California Pollution Control Financing Authority (Republic Services, Inc.) AMT, 4.25% due 7/1/2043 (put 2/15/2024)	2,750,000	2,749,609
[a]	California Pollution Control Financing Authority (Waste Management, Inc.) AMT, Series A, 2.50% due 7/1/2031 (put 5/1/2024)	1,125,000	1,109,306
[c]	California State Public Works Board, Series C, 5.00% due 9/1/2033	1,500,000	1,652,566
	California State Public Works Board (Correctional and Rehabilitation Facilities), Series A, 5.00% due 9/1/2024	3,580,000	3,626,024
	California State Public Works Board (Laboratory Facility and San Diego Courthouse), Series I, 5.00% due 11/1/2024	4,000,000	4,002,752
	California State Public Works Board (Laboratory Facility and San Diego Courthouse) ETM, Series I, 5.00% due 11/1/2023	3,000,000	3,001,965
[a]	California State University, Series B-3, 3.125% due 11/1/2051 (put 11/1/2026)	4,200,000	4,107,445
	California Statewide Communities Development Authority (CHF-Irvine LLC),
38 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2023
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	5.00% due 5/15/2024 - 5/15/2027	$1,500,000	$ 1,505,690
	Series A, 5.00% due 5/15/2027	500,000	507,604
	California Statewide Communities Development Authority (CHF-Irvine LLC; Insured: BAM), 5.00% due 5/15/2032	2,420,000	2,573,573
	California Statewide Communities Development Authority (Cottage Health System), 5.00% due 11/1/2025 (pre-refunded 11/1/2024)	135,000	136,974
	California Statewide Communities Development Authority (Cottage Health System) ETM, 5.00% due 11/1/2023 - 11/1/2024	350,000	352,898
[a]	California Statewide Communities Development Authority (Kaiser Foundation Hospitals), Series 2004-M-R, 5.00% due 4/1/2038 (put 11/1/2029)	2,800,000	2,958,676
	California Statewide Communities Development Authority (Methodist Hospital of Southern California Obligated Group), 5.00% due 1/1/2024 - 1/1/2031	660,000	663,344
	California Statewide Communities Development Authority (Odd Fellows Home of California; Insured: California Mtg Insurance), 5.00% due 4/1/2026 - 4/1/2033	2,345,000	2,513,169
	California Statewide Communities Development Authority (Southern California Edison Co.),
	Series A, 1.75% due 9/1/2029	500,000	422,452
[a]	Series D, 2.625% due 11/1/2033 (put 12/1/2023)	4,895,000	4,878,842
	Calipatria (Educational Facilities; Insured: BAM) USD GO, Series B, Zero Coupon due 8/1/2025	1,380,000	1,258,479
	Chino Basin Regional Financing Authority, Series B, 4.00% due 11/1/2025	650,000	655,298
	City of Chula Vista (Police Facility Project) COP, 5.00% due 10/1/2024	1,700,000	1,722,061
	City of Chula Vista Financing Authority (Infrastructure, Facilities and Equipment), 5.00% due 5/1/2027	1,000,000	1,050,639
	City of Chula Vista Redevelopment Successor Agency (Insured: AGM), 5.00% due 10/1/2032	1,070,000	1,111,994
	City of Colton Redevelopment Successor Agency (Multiple Redevelopment Project Areas; Insured: BAM), 5.00% due 8/1/2025	950,000	971,972
	City of Fresno (Fresno Airport Revenue; Insured: BAM) AMT, Series A, 5.00% due 7/1/2030 - 7/1/2033	3,255,000	3,414,398
	City of Los Angeles, 5.00% due 6/27/2024	4,700,000	4,752,015
	City of Los Angeles Department of Airports AMT,
	Series B, 5.00% due 5/15/2030 - 5/15/2032	4,600,000	4,756,174
	Series C, 5.00% due 5/15/2031	400,000	413,866
	Series D, 5.00% due 5/15/2029	4,000,000	4,183,832
	City of Menlo Park Community Development Successor Agency (Las Pulgas Community Development Project; Insured: AGM), 5.00% due 10/1/2025	600,000	615,235
	City of Rialto Redevelopment Agency (Merged Project Area; Insured: BAM), Series A, 5.00% due 9/1/2024	500,000	505,031
	City of San Mateo (San Mateo Community Facilities District No. 2008-1; Insured: BAM), 5.00% due 9/1/2027 - 9/1/2032	3,915,000	4,160,043
	City of Stockton Redevelopment Successor Agency (Redevelopment of Midtown, North and South Stockton and Waterfront Areas; Insured: AGM), Series A, 5.00% due 9/1/2026 - 9/1/2027	2,000,000	2,063,983
	City of Victorville Electric Revenue, Series A, 5.00% due 5/1/2028 - 5/1/2032	1,090,000	1,161,962
	Commerce CDC Successor Agency (Multiple Redevelopment Project Areas; Insured: AGM), Series A, 5.00% due 8/1/2027	1,760,000	1,820,516
	County of Riverside, Series A, 3.70% due 10/19/2023	1,000,000	999,884
	County of Sacramento CA Airport System Revenue AMT, Series C, 5.00% due 7/1/2027	1,925,000	1,981,389
	Dinuba (CAP APPREC; Insured: AGM) USD GO, Zero Coupon due 8/1/2030	460,000	343,813
	Downey Public Financing Authority (Public Capital Improvements), 5.00% due 12/1/2025 - 12/1/2027	1,445,000	1,507,535
	Elk Grove Finance Authority (Poppy Ridge CFD No. 2003-1 and East Franklin CFD No. 2002-1), 5.00% due 9/1/2025	750,000	761,345
	Fremont Union High School District GO, 5.00% due 8/1/2025	500,000	513,208
	Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2027	1,230,000	1,246,120
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2025 - 7/1/2027	1,735,000	1,744,064
	Hacienda La Puente (Educational Facilities; Insured: AGM) USD COP, Series C, 5.00% due 6/1/2025	1,300,000	1,327,860
	Indian Wells Redevelopment Agency Successor Agency (Insured: Natl-Re), Series A, 5.00% due 9/1/2029	500,000	517,033
	Indio Finance Authority (Insured: BAM), Series A, 5.00% due 11/1/2028 - 11/1/2032	1,815,000	1,975,471
	Jurupa Public Financing Authority (Insured: AGM), 5.00% due 9/1/2030 - 9/1/2033	1,525,000	1,661,013
	Lammersville Joint USD (Insured: BAM), 5.00% due 9/1/2028 - 9/1/2032	4,055,000	4,387,271
	Lodi Public Financing Authority (Lodi Electric System Revenue; Insured: AGM), 5.00% due 9/1/2031	1,405,000	1,489,618
	Long Beach Bond Finance Authority (Guaranty: Merrill Lynch & Co.), Series A, 5.00% due 11/15/2024	3,000,000	3,014,022
	Los Angeles (Educational Facilities and Information Technology Infrastructure) USD GO, Series D, 5.00% due 7/1/2024	3,000,000	3,033,456
[a]	Los Angeles County Development Authority (2111 Firestone LP), Series E, 5.00% due 7/1/2043 (put 7/1/2026)	2,430,000	2,473,339
[a]	Los Angeles County Development Authority (Century Wlava 2 LP), Series C, 3.75% due 12/1/2046 (put 12/1/2026)	2,500,000	2,459,980
[a]	Los Angeles County Development Authority (VA Building 402 LP), Series F, 3.375% due 1/1/2046 (put 7/1/2026)	3,855,000	3,750,179
	Los Angeles Department of Water & Power Water System Revenue, Series A, 5.00% due 7/1/2027	1,565,000	1,657,476
	Los Angeles USD COP, Series A, 5.00% due 10/1/2033	3,000,000	3,294,729
	Los Angeles USD GO, Series A, 5.00% due 7/1/2024	4,600,000	4,648,387
	Milpitas Redevelopment Successor Agency (Redevelopment Project Area No. 1), 5.00% due 9/1/2025	2,300,000	2,353,001
	Moreno Valley Public Financing Authority (Public Improvements), 5.00% due 11/1/2024	1,455,000	1,475,652
	Norman Y Mineta San Jose International Airport SJC AMT, Series A, 5.00% due 3/1/2025	1,575,000	1,587,296
[a]	Northern California Energy Authority (Commodity Supply Revenue; Guaranty: Goldman Sachs Group, Inc.), Series A, 4.00% due 7/1/2049 (put 7/1/2024)	2,000,000	1,989,790
	Oakland (County of Alameda Educational Facilities) USD GO, Series A, 5.00% due 8/1/2025	1,300,000	1,328,759
	Peralta Community College District GO,
	5.00% due 8/1/2031 - 8/1/2033	2,065,000	2,294,492
	Series A, 5.00% due 8/1/2025	585,000	599,506
	Pittsburg Redevelopment Successor Agency (Insured: AGM), Series A, 5.00% due 9/1/2024 - 9/1/2029	3,735,000	3,803,222
	Poway Redevelopment Successor Agency (Paguay Redevelopment Project), Series A, 5.00% due 6/15/2025	4,665,000	4,750,710
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 39

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2023
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	Rancho Cucamonga Redevelopment Project Successor Agency (Rancho Redevelopment Project Area; Insured: AGM), 5.00% due 9/1/2024	$2,000,000	$ 2,020,122
	Richmond County Redevelopment Successor Agency (Joint Powers Financing Authority & Harbour Redevelopment Project; Insured: BAM), Series A, 5.00% due 9/1/2024	450,000	453,308
	Riverside County Public Financing Authority (Capital Facilities Project) ETM, 5.00% due 11/1/2025	1,000,000	1,030,121
	Riverside County Redevelopment Successor Agency (Insured: AGM), Series B, 5.00% due 10/1/2030	500,000	513,712
	Riverside County Redevelopment Successor Agency (Insured: BAM), Series B, 5.00% due 10/1/2030	750,000	770,503
	Riverside Financing Authority (Educational Facilities; Insured: BAM) USD, 5.00% due 9/1/2024 - 9/1/2025	350,000	355,754
	Rosemead CDC Successor Agency (Rosemead Merged Project Area; Insured: BAM), 5.00% due 10/1/2023 - 10/1/2026	2,220,000	2,262,182
	Sacramento (Insured: AGM) USD GO, Series C-1, 5.00% due 8/1/2027	500,000	511,572
	Sacramento City Schools Joint Power Financing Authority (Sacramento City USD Educational Facility Sublease; Insured: BAM), Series A, 5.00% due 3/1/2024 - 3/1/2025	2,940,000	2,947,137
	Sacramento County Sanitation Districts Financing Authority (Sacramento Regional County Sanitation District), 5.00% due 12/1/2031 - 12/1/2032	1,825,000	2,054,073
[a]	Sacramento Municipal Utility District, Series B, 5.00% due 8/15/2049 (put 10/15/2025)	1,050,000	1,074,042
	San Diego (Educational System Capital Projects) USD GO, Series R-3, 5.00% due 7/1/2024	3,000,000	3,009,030
	San Diego County Regional Airport Authority, Series A, 5.00% due 7/1/2033	500,000	538,274
	San Diego County Regional Airport Authority AMT, Series C, 5.00% due 7/1/2031 - 7/1/2033	2,560,000	2,671,045
	San Francisco City & County Airport Comm-San Francisco International Airport AMT, Series A, 5.00% due 5/1/2032	3,000,000	3,142,959
	San Marcos Redevelopment Agency Successor Agency, Series A, 5.00% due 10/1/2033	1,000,000	1,017,218
	San Mateo County Transit District Sales Tax Revenue, Series A, 5.00% due 6/1/2029	1,000,000	1,026,664
	Santa Clara County Financing Authority (Multiple Facilities Projects), Series P, 5.00% due 5/15/2025	6,755,000	6,910,162
	Santa Margarita Water District (Talega Community Facilities), Series A, 5.00% due 9/1/2027	950,000	996,950
	Semitropic Water Storage Improvement District (Irrigation Water System; Insured: AGM), Series A, 5.00% due 12/1/2023 - 12/1/2027	2,335,000	2,381,975
	State of California GO, 5.00% due 8/1/2027 - 9/1/2030	2,340,000	2,444,831
	Stockton Public Financing Authority (Stockton Water Revenue; Insured: BAM) (Green Bond), Series A, 5.00% due 10/1/2023 - 10/1/2027	2,630,000	2,702,232
	Temecula Valley Financing Authority (Educational Facilities; Insured: BAM) USD, 5.00% due 9/1/2025	300,000	304,298
	Temecula Valley Financing Authority (Insured: BAM) USD, 5.00% due 9/1/2027	2,220,000	2,252,317
	Torrance USD GO, 4.25% due 8/1/2033	1,320,000	1,348,067
	Tulare Public Financing Authority (Insured: BAM), 5.00% due 4/1/2027 - 4/1/2028	1,055,000	1,084,928
	Tustin (Community Facilities District No. 97-1) USD, Series A, 5.00% due 9/1/2031	450,000	455,247
	Tustin (Community Facilities; Insured: BAM) USD, Series A, 5.00% due 9/1/2033	1,500,000	1,525,965
	Vallejo City (Insured: BAM) USD GO, 5.00% due 8/1/2032	460,000	505,753
	Ventura County Public Financing Authority (Office Building Purchase and Improvements), Series B, 5.00% due 11/1/2023 - 11/1/2024	1,560,000	1,561,214
	TOTAL LONG-TERM MUNICIPAL BONDS — 94.2% (Cost $264,271,688)		$259,333,978
	SHORT-TERM MUNICIPAL BONDS — 3.8%
[a]	Los Angeles Department of Water & Power Water System Revenue (SPA Barclays Bank plc), Series B-4, 3.30% due 7/1/2035 (put 10/2/2023)	4,000,000	4,000,000
[a,b]	Tender Option Bond Trust Receipts/Certificates (LOC Barclays Bank plc), Series 2022-XF3028, 5.10% due 4/1/2043 (put 10/2/2023)	6,400,000	6,400,000
	TOTAL SHORT-TERM MUNICIPAL BONDS — 3.8% (Cost $10,400,000)		$ 10,400,000
	Total Investments — 98.0% (Cost $274,671,688)		$269,733,978
	Other Assets Less Liabilities — 2.0%		5,598,400
	Net Assets — 100.0%		$275,332,378

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2023.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2023, the aggregate value of these securities in the Fund’s portfolio was $11,002,861, representing 4.00% of the Fund’s net assets.
c	When-issued security.
40 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2023
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
CDC	Community Development Commission
COP	Certificates of Participation
ETM	Escrowed to Maturity
GO	General Obligation
HFFA	Health Facilities Financing Authority
LOC	Letter of Credit
Mtg	Mortgage
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
Natl-Re	Insured by National Public Finance Guarantee Corp.
SPA	Stand-by Purchase Agreement
TCRS	Transferable Custodial Receipts
USD	Unified School District
VA	Veterans Affairs
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 41

Schedule of Investments
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2023
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	LONG-TERM MUNICIPAL BONDS — 97.0%
	Albuquerque Bernalillo County Water Utility Authority (2005 NMFA Loan and Joint Water and Sewer System Improvements), Series A, 5.00% due 7/1/2026	$2,000,000	$ 2,016,542
	Albuquerque Bernalillo County Water Utility Authority (2007 NMFA Loan and Joint Water and Sewer System Improvements), 5.00% due 7/1/2031 - 7/1/2032	1,500,000	1,535,384
	Albuquerque Municipal School District No. 12 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding) GO,
	5.00% due 8/1/2034	1,260,000	1,324,063
	Series 2017, 5.00% due 8/1/2031	1,000,000	1,034,910
	Albuquerque Municipal School District No. 12 (State Aid Withholding) GO,
	Series 2017, 5.00% due 8/1/2026 - 8/1/2028	1,150,000	1,189,601
	Series A, 5.00% due 8/1/2032 - 8/1/2035	1,600,000	1,716,194
	City of Albuquerque (City Infrastructure Improvements) GO, Series A, 5.00% due 7/1/2026	870,000	899,415
	City of Albuquerque (City Infrastructure Improvements) GRT, Series A, 5.00% due 7/1/2033 - 7/1/2034	2,300,000	2,346,131
	City of Albuquerque GO, Series A, 5.00% due 7/1/2025	500,000	509,998
	City of Albuquerque GRT, Series C, 4.00% due 7/1/2032	1,215,000	1,220,565
	City of Albuquerque Refuse Removal & Disposal Revenue, 5.00% due 7/1/2030	40,000	43,273
	City of Albuquerque Transportation Infrastructure GRT, 4.00% due 7/1/2031	800,000	808,970
[a]	City of Farmington (Public Service Co. of New Mexico), Series D, 3.90% due 6/1/2040 (put 6/1/2028)	2,000,000	1,936,720
	City of Las Cruces (Joint Utility System),
	4.00% due 6/1/2028	475,000	479,208
	Series A, 4.00% due 6/1/2025	750,000	752,485
	City of Roswell (Joint Water and Sewer Improvement; Insured: BAM), 5.00% due 6/1/2026 - 6/1/2036	2,050,000	2,096,250
	City of Roswell GRT, 4.00% due 8/1/2029 - 8/1/2030	460,000	465,275
	City of Santa Fe (El Castillo Retirement Residences), 4.50% due 5/15/2027	2,680,000	2,524,364
	City of Santa Fe (Public Facilities) GRT,
	5.00% due 6/1/2029	950,000	958,153
	Series A, 5.00% due 6/1/2034 - 6/1/2038	1,870,000	1,949,243
	City of Santa Fe Gasoline Tax GRT, 5.00% due 6/1/2024 - 6/1/2028	1,555,000	1,602,716
	County of Bernalillo (Government Services) GRT,
	5.25% due 4/1/2027	215,000	220,962
	Series B, 5.70% due 4/1/2027	2,085,000	2,173,840
	County of Bernalillo (Government Services; Insured: AMBAC) GRT, 5.25% due 10/1/2023 - 10/1/2025	5,125,000	5,233,786
	County of Bernalillo (Government Services; Insured: Natl-Re) GRT, Series B, 5.70% due 4/1/2027	565,000	588,858
	County of McKinley (Insured: BAM) GRT, 4.00% due 6/1/2043	750,000	665,699
	County of San Juan (County Capital Improvements) GRT, Series B, 5.00% due 6/15/2028 - 6/15/2030	2,645,000	2,659,689
	County of Sandoval GO, 5.00% due 8/1/2027 - 8/1/2029	670,000	706,783
	County of Santa Fe (County Buildings & Facilities) GRT, Series A, 5.00% due 6/1/2025 - 6/1/2026	1,275,000	1,299,998
	County of Santa Fe (County Correctional System; Insured: AGM), 6.00% due 2/1/2027	775,000	800,604
	County of Santa Fe GO, 5.00% due 7/1/2024	825,000	832,161
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2035 - 7/1/2037	2,200,000	2,195,570
	Hobbs School District No. 16 (State Aid Withholding) GO,
	5.00% due 9/15/2028 - 9/15/2030	1,355,000	1,435,342
	Series A, 5.00% due 9/15/2028 (pre-refunded 9/15/2024)	1,000,000	1,010,670
	Lea County Public School District No. 8 Eunice (State Aid Withholding) GO, 5.00% due 9/15/2032 - 9/15/2033	2,185,000	2,331,202
	New Mexico Educational Assistance Foundation AMT, Series 1A, 5.00% due 9/1/2029	2,600,000	2,674,394
	New Mexico Finance Authority (State Highway Infrastructure), Series A, 5.00% due 6/15/2026 - 6/15/2027	2,415,000	2,434,202
	New Mexico Finance Authority (State of New Mexico Department of Transportation), Series A, 5.00% due 6/15/2025 - 6/15/2026	2,730,000	2,818,520
	New Mexico Finance Authority (The Public Project Revolving Fund),
	Series B, 4.00% due 6/1/2029 - 6/1/2030	2,425,000	2,434,140
	Series C, 5.00% due 6/1/2029	600,000	613,366
	Series D,
	4.00% due 6/1/2033 - 6/1/2034	5,245,000	5,252,707
	5.00% due 6/15/2029	300,000	314,999
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group),
	Series A, 5.00% due 7/1/2033 - 7/1/2034	735,000	646,840
	Series LA, 5.00% due 7/1/2032	575,000	514,097
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group),
	5.00% due 8/1/2031 (pre-refunded 8/1/2025)	600,000	612,755
	Series A,
	4.00% due 8/1/2036 - 8/1/2037	3,965,000	3,655,749
	5.00% due 8/1/2039	1,440,000	1,473,352
	New Mexico Institute of Mining and Technology (Campus Buildings Acquisition & Improvements; Insured: AGM), 4.00% due 12/1/2035 - 12/1/2040	1,910,000	1,774,337
	New Mexico Mortgage Finance Authority (Collateralized: GNMA, FNMA, FHLMC),
42 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2023
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	Series A, 4.25% due 9/1/2043	$ 995,000	$ 855,729
	Series B, 4.55% due 9/1/2043	1,500,000	1,377,413
	Series C,
	2.85% due 7/1/2031	370,000	343,563
	4.55% due 9/1/2043	2,245,000	2,055,942
	Series F, 2.85% due 7/1/2039	775,000	600,018
[a]	New Mexico Mortgage Finance Authority (JLG Central 217 LLLP), 0.53% due 11/1/2024 (put 5/1/2024)	500,000	486,208
[a]	New Mexico Mortgage Finance Authority (JLG SAF 2023 LLLP), 5.00% due 2/1/2042 (put 6/1/2025)	1,000,000	1,003,691
	New Mexico Municipal Energy Acquisition Authority (Guaranty: Royal Bank of Canada),
	Series A,
	4.00% due 11/1/2024	1,500,000	1,492,545
[a]	5.00% due 11/1/2039 (put 5/1/2025)	1,000,000	1,004,892
	Regents of New Mexico State University (Campus Buildings Acquisition & Improvements),
	Series A,
	4.50% due 6/1/2034 - 6/1/2036	4,500,000	4,538,341
	5.00% due 4/1/2032 - 4/1/2036	4,510,000	4,661,017
	Rio Rancho Public School District No. 94 (State Aid Withholding) GO, Series A, 5.00% due 8/1/2026	1,085,000	1,116,270
	Santa Fe Public School District (State Aid Withholding) GO, 5.00% due 8/1/2032 - 8/1/2034	2,800,000	3,011,201
	State of New Mexico GO, 5.00% due 3/1/2025	2,040,000	2,073,578
	State of New Mexico Severance Tax Permanent Fund,
	5.00% due 7/1/2028	465,000	493,974
	Series A, 5.00% due 7/1/2025 - 7/1/2029	1,500,000	1,557,179
	Town of Silver City (Insured: BAM) GRT, 5.00% due 6/1/2037	610,000	629,380
	University of New Mexico, Series A, 4.00% due 6/1/2032	385,000	385,536
	University of New Mexico (Insured: AGM), 4.375% due 6/1/2043	1,005,000	937,022
	Village of Los Ranchos de Albuquerque (Albuquerque Academy), 5.00% due 9/1/2029 - 9/1/2032	1,330,000	1,369,819
	TOTAL LONG-TERM MUNICIPAL BONDS — 97.0% (Cost $108,304,309)		$104,777,400
	SHORT-TERM MUNICIPAL BONDS — 1.8%
[a]	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group; SPA JP Morgan Chase Bank NA), Series B, 4.60% due 8/1/2034 (put 10/2/2023)	2,000,000	2,000,000
	TOTAL SHORT-TERM MUNICIPAL BONDS — 1.8% (Cost $2,000,000)		$ 2,000,000
	Total Investments — 98.8% (Cost $110,304,309)		$106,777,400
	Other Assets Less Liabilities — 1.2%		1,248,874
	Net Assets — 100.0%		$108,026,274

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2023.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
FHLMC	Collateralized by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax
Natl-Re	Insured by National Public Finance Guarantee Corp.
SPA	Stand-by Purchase Agreement
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 43

Schedule of Investments
Thornburg New York Intermediate Municipal Fund  |  September 30, 2023
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	LONG-TERM MUNICIPAL BONDS — 97.8%
	City of Long Beach (Insured: BAM) GO, Series B, 5.25% due 7/15/2042	$ 500,000	$ 512,397
	City of New York (City Budget Financial Management) GO, Series G, 5.00% due 8/1/2030	1,000,000	1,003,816
	City of New York GO, Series A, 5.00% due 8/1/2043	800,000	825,678
	Dutchess County Local Development Corp. (Tompkins Terrace Housing LP; Collateralized: FNMA), 5.00% due 10/1/2040	500,000	475,389
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2028 - 7/1/2036	1,500,000	1,501,163
	Hudson Yards Infrastructure Corp. (Hudson Yards Subway Station), Series A, 5.00% due 2/15/2035	1,000,000	1,036,089
	Long Island Power Authority (Electric System Capital Improvements; Insured: AGC), Series C, 5.25% due 9/1/2029	645,000	696,844
	Metropolitan Transportation Authority,
	Series A-1, 5.00% due 11/15/2040	205,000	205,104
	Series D-1, 5.00% due 11/15/2031	1,000,000	1,016,685
	Monroe County (Monroe Community College Association, Inc.; Insured: AGM) IDC, 5.00% due 1/15/2028 - 1/15/2029	550,000	551,358
	Nassau County Sewer & Storm Water Finance Authority (Sewerage and Storm Water Resource Facilities), Series A, 5.00% due 10/1/2028 - 10/1/2031	1,400,000	1,418,887
	New York City Housing Development Corp., Series G, 4.60% due 11/1/2043	250,000	230,723
	New York City Housing Development Corp. (CSA Preservation Partners LLC), Series A, 4.45% due 8/1/2043	200,000	181,558
	New York City Municipal Water Finance Authority (New York City Water & Sewer System),
	Series AA-2, 4.00% due 6/15/2042	350,000	324,364
	Series EE, 4.00% due 6/15/2042	250,000	230,475
	New York City Transitional Finance Authority Future Tax Secured Revenue,
	Series A, 5.00% due 11/1/2036	1,000,000	1,050,679
	Series A1, 5.00% due 8/1/2038	1,000,000	1,027,474
	Series C, 5.00% due 11/1/2026	500,000	503,191
	New York State Dormitory Authority (Barnard College),
	Series A,
	4.00% due 7/1/2024	200,000	199,233
	5.00% due 7/1/2041	250,000	248,818
	New York State Dormitory Authority (Insured: AGM) (State Aid Withholding), Series H, 5.00% due 10/1/2024	155,000	155,038
	New York State Dormitory Authority (School District Financing Program) (State Aid Withholding), Series C, 5.00% due 10/1/2023	575,000	575,000
	New York State Dormitory Authority (School District Financing Program; Insured: AGM) (State Aid Withholding), Series A, 5.00% due 10/1/2028	200,000	201,538
	New York State Dormitory Authority (State Aid Withholding), Series A, 5.00% due 10/1/2032 - 10/1/2033	450,000	468,265
	New York State Dormitory Authority (State of New York Personal Income Tax Revenue),
	Series A, 4.00% due 3/15/2040 - 3/15/2042	750,000	693,793
	Series E, 4.00% due 3/15/2039	350,000	327,934
	New York State Dormitory Authority (State of New York Sales Tax Revenue), Series A-1, 4.00% due 3/15/2043	500,000	446,644
	New York State Energy Research & Development Authority (New York State Electric & Gas Corp.), Series C, 4.00% due 4/1/2034	300,000	282,868
[a]	New York State Environmental Facilities Corp. (Waste Management, Inc.) AMT, 4.125% due 5/1/2030 (put 11/1/2023)	500,000	499,091
	New York State Housing Finance Agency (Insured: SONYMA), Series C-1, 4.50% due 11/1/2043	250,000	230,078
	Oneida County Local Development Corp. (Utica College), 5.00% due 7/1/2024	290,000	290,847
	Port Authority of New York & New Jersey AMT,
	Series 186, 5.00% due 10/15/2037	500,000	501,391
	Series 238, 5.00% due 7/15/2040	400,000	402,698
	Sales Tax Asset Receivable Corp. (New York Local Government Assistance Corp.), Series A, 5.00% due 10/15/2029 - 10/15/2031 (pre-refunded 10/15/2024)	1,250,000	1,266,075
	Tompkins County Development Corp. (Ithaca College), 5.00% due 7/1/2027 - 7/1/2034	610,000	619,474
	Triborough Bridge & Tunnel Authority, Series A, 5.00% due 11/15/2033	250,000	255,312
	Triborough Bridge & Tunnel Authority (MTA Bridges and Tunnels),
	Series A,
	5.00% due 11/15/2028 (pre-refunded 5/15/2024)	1,000,000	1,007,498
	5.00% due 11/15/2029	1,000,000	1,008,503
	Troy Capital Resource Corp. (Rensselaer Polytechnic Institute), Series A, 5.00% due 9/1/2033	645,000	670,675
	West Seneca Central School District (Facilities Improvements; Insured: BAM) (State Aid Withholding) GO, 5.00% due 11/15/2023	1,300,000	1,300,959
	Westchester County Local Development Corp. (Miriam Osborn Memorial Home Association Obligated Group), 5.00% due 7/1/2034	200,000	202,491
	TOTAL LONG-TERM MUNICIPAL BONDS — 97.8% (Cost $25,202,783)		$24,646,097
	Total Investments — 97.8% (Cost $25,202,783)		$24,646,097
	Other Assets Less Liabilities — 2.2%		562,992
	Net Assets — 100.0%		$25,209,089
44 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg New York Intermediate Municipal Fund  |  September 30, 2023
Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2023.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
FNMA	Collateralized by Federal National Mortgage Association
GO	General Obligation
IDC	Industrial Development Corp.
SONYMA	State of New York Mortgage Agency
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 45

Schedule of Investments
Thornburg Intermediate Municipal Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	LONG-TERM MUNICIPAL BONDS — 93.9%
	Alabama — 3.9%
[a]	Black Belt Energy Gas District (Guaranty: Goldman Sachs Group, Inc.), Series A, 5.25% due 1/1/2054 (put 10/1/2030)	$ 5,215,000	$ 5,264,438
[a]	Energy Southeast A Cooperative District (Guaranty: Morgan Stanley Group), 5.50% due 11/1/2053 (put 1/1/2031)	10,000,000	10,209,450
[a]	Southeast Energy Authority A Cooperative District, Series B-1, 5.00% due 1/1/2054 (put 6/1/2030)	5,000,000	5,047,765
	Southeast Energy Authority A Cooperative District (Guaranty: Morgan Stanley Group),
[a]	Series A, 5.50% due 1/1/2053 (put 12/1/2029)	6,000,000	6,126,306
[a]	Series B, 4.00% due 12/1/2051 (put 12/1/2031)	1,220,000	1,128,461
	UAB Medicine Finance Authority (University Hospital), Series B, 5.00% due 9/1/2032	6,000,000	6,192,792
	Alaska — 0.1%
	State of Alaska International Airports System AMT, Series C, 5.00% due 10/1/2029	750,000	772,267
	Arizona — 0.6%
	Arizona (Scottsdale Lincoln Hospitals) HFA, Series A, 5.00% due 12/1/2031	2,500,000	2,521,437
	Arizona Board of Regents (University of Arizona SPEED), 5.00% due 8/1/2029	1,000,000	1,008,757
	Salt Verde Financial Corp. (Gas Supply Acquisition; Guaranty: Citigroup Global Markets), 5.25% due 12/1/2028	770,000	777,055
	Yavapai County (Waste Management, Inc.) IDA AMT, 1.30% due 6/1/2027	750,000	651,665
	Arkansas — 0.1%
	County of Pulaski (Arkansas Children’s Hospital), 5.00% due 3/1/2042 - 3/1/2043	1,000,000	1,002,591
	California — 4.5%
	Alameda County Joint Powers Authority (Alameda County Medical Center Highland Hospital), Series A, 5.25% due 12/1/2027 - 12/1/2029	3,650,000	3,659,244
	California (Adventist Health System/West) HFFA, Series A, 5.00% due 3/1/2026	2,815,000	2,815,073
	California (Children’s Hospital Los Angeles) HFFA, Series A, 5.00% due 8/15/2032 - 8/15/2033	950,000	953,263
[a]	California Community Choice Financing Authority (Guaranty: Deutsche Bank A.G.) (Green Bond), Series C, 5.25% due 1/1/2054 (put 10/1/2031)	2,000,000	1,995,126
	California Infrastructure and Economic Development Bank (King City Joint Union High School District), 5.75% due 8/15/2029	1,500,000	1,501,084
	California Municipal Finance Authority (CHF-Davis II LLC; Insured: BAM) (Green Bond), 4.00% due 5/15/2041	500,000	437,265
[a,b]	California Pollution Control Financing Authority (Republic Services, Inc.) AMT, Series A2, 4.10% due 11/1/2042 (put 10/16/2023)	2,500,000	2,500,000
[a]	California Pollution Control Financing Authority (Waste Management, Inc.) AMT, Series A, 2.50% due 11/1/2038 (put 5/1/2024)	2,000,000	1,972,134
	City of Los Angeles Department of Airports AMT,
	Series A, 4.75% due 5/15/2040	1,500,000	1,464,931
	Series C, 5.00% due 5/15/2033	2,000,000	2,083,204
	Series D, 5.00% due 5/15/2041	4,000,000	4,012,044
	City of San Mateo (City of San Mateo Community Facilities District No. 2008-1) (Insured: BAM), 5.25% due 9/1/2040	5,000,000	5,218,460
	Delano Financing Authority (City of Delano Police Station and Woollomes Avenue Bridge), Series A, 5.00% due 12/1/2025	1,965,000	1,965,949
	Franklin-McKinley School District (Insured: Natl-Re) GO, 5.25% due 8/1/2027	1,000,000	1,057,838
	Fresno (Educational Facilities and Improvements; Insured: Natl-Re) USD GO, Series A, 6.00% due 8/1/2026	785,000	806,668
	M-S-R Energy Authority (Guaranty: Citigroup Global Markets), Series B, 6.125% due 11/1/2029	2,225,000	2,307,608
	North City West School Facilities Financing Authority (Carmel Valley Schools; Insured: AGM), Series A, 5.00% due 9/1/2024	1,080,000	1,080,619
	Oakland (County of Alameda Educational Facilities) USD GO, Series A, 5.00% due 8/1/2032 - 8/1/2034 (pre-refunded 8/1/2025)	3,000,000	3,076,422
	Colorado — 1.1%
	Colorado (CommonSpirit Health Obligated Group) HFA,
	5.00% due 11/1/2041	1,500,000	1,470,142
	Series A-2, 5.00% due 8/1/2038	1,000,000	1,009,811
	Colorado School of Mines (Insured: AGM) (Green Bond), Series A, 5.00% due 12/1/2039 - 12/1/2043	1,310,000	1,342,825
	Denver City & County Housing Authority (Three Towers Rehabilitation; Insured: AGM) AMT, 5.20% due 11/1/2027	1,335,000	1,334,932
	State of Colorado COP, Series A, 5.00% due 9/1/2030 - 9/1/2032	3,950,000	4,138,459
	Connecticut — 2.4%
	City of Hartford (Various Public Improvements; Insured: AGM) GO, Series A, 5.00% due 7/1/2031	1,700,000	1,734,974
	State of Connecticut (Various Capital Projects) GO, Series B, 5.00% due 5/15/2027	1,000,000	1,033,484
	State of Connecticut GO,
	Series A, 5.00% due 4/15/2033 - 4/15/2035	12,415,000	12,977,458
	Series C, 5.00% due 6/15/2028 - 6/15/2029	1,890,000	2,003,812
	Series E, 5.00% due 9/15/2033	2,650,000	2,791,659
	District of Columbia — 1.7%
	Metropolitan Washington Airports Authority (Dulles Toll Road Revenue; Insured: AGC), Series B, Zero Coupon due 10/1/2023 - 10/1/2024	9,890,000	9,700,395
	Washington Convention & Sports Authority, Series A, 5.00% due 10/1/2028	1,105,000	1,160,743
	Washington Metropolitan Area Transit Authority, 5.00% due 7/1/2032 - 7/1/2037	3,325,000	3,413,817
	Florida — 6.2%
	Broward County School Board (Educational Facilities) COP, Series B, 5.00% due 7/1/2032	2,000,000	2,043,560
	City of Lakeland (Electric Power System Smart Grid Project), 5.25% due 10/1/2036	2,770,000	3,122,571
	City of Lakeland (Electric Power System Smart Grid Project; Insured: AGM), 5.25% due 10/1/2027	3,680,000	3,893,032
	City of Orlando (Senior Tourist Development; Insured: AGM), Series A, 5.00% due 11/1/2032 - 11/1/2037	3,430,000	3,521,855
46 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	County of Broward (Airport System Improvements) AMT, 5.00% due 10/1/2037	$ 1,000,000	$ 1,001,274
	County of Broward Airport System Revenue AMT,
	5.00% due 10/1/2042	2,850,000	2,838,825
	Series P-1, 5.00% due 10/1/2023	1,875,000	1,875,000
	County of Broward Port Facilities Revenue AMT,
	5.00% due 9/1/2037 - 9/1/2041	2,050,000	2,087,956
	Series B, 4.00% due 9/1/2039	1,500,000	1,366,925
	County of Manatee (Public Utilities System Improvements), 5.00% due 10/1/2033	1,535,000	1,554,206
	County of Miami-Dade (Miami International Airport), Series B, 5.00% due 10/1/2028 - 10/1/2031	5,335,000	5,387,461
	County of Miami-Dade Aviation Revenue AMT,
	Series A, 5.00% due 10/1/2032 - 10/1/2035	4,000,000	3,959,251
	Series B, 5.00% due 10/1/2040	2,500,000	2,482,875
	County of Miami-Dade Seaport Department AMT, Series A, 5.00% due 10/1/2041 - 10/1/2042	3,050,000	3,014,404
	Miami-Dade County (Nicklaus Children’s Hospital) HFA, 5.00% due 8/1/2035 - 8/1/2037	3,405,000	3,447,280
	Miami-Dade County Educational Facilities Authority (University of Miami; Insured: AMBAC), Series B, 5.25% due 4/1/2024	1,000,000	1,005,593
	Orange County (Presbyterian Retirement Communities Inc Obligated Group) HFA, 5.00% due 8/1/2040	1,000,000	964,519
	Orange County Convention Center (Tourist Development), Series A, 5.00% due 10/1/2031	2,000,000	2,078,852
	Palm Beach County (Boca Raton Regional Hospital) HFA, 5.00% due 12/1/2025 (pre-refunded 12/1/2024)	500,000	506,044
	Palm Beach County (Jupiter Medical Center Obligated Group) HFA, Series A, 5.00% due 11/1/2040 - 11/1/2041	715,000	664,611
	Palm Beach County Housing Finance Authority (Collateralized: FNMA), 4.85% due 6/1/2041	1,347,353	1,236,757
	School Board of Miami-Dade County COP, Series A, 5.00% due 5/1/2030	3,250,000	3,300,918
	School District of Manatee County (School Facilities Improvement; Insured: AGM), 5.00% due 10/1/2032	2,250,000	2,328,538
	Georgia — 3.4%
	Athens-Clarke County Unified Government Development Authority (UGAREF Bolton Commons LLC), 5.00% due 6/15/2024 - 6/15/2028	2,320,000	2,321,459
[a]	Main Street Natural Gas, Inc., Series E-1, 5.00% due 12/1/2053 (put 6/1/2031)	8,000,000	8,037,536
[a]	Main Street Natural Gas, Inc. (Guaranty: Citigroup, Inc.), Series D, 5.00% due 12/1/2054 (put 12/1/2030)	5,000,000	4,988,865
	Main Street Natural Gas, Inc. (Guaranty: Macquarie Group Ltd.), Series A, 5.00% due 5/15/2036 - 5/15/2038	10,535,000	10,184,242
[a]	Main Street Natural Gas, Inc. (Guaranty: Royal Bank of Canada), Series A, 4.00% due 7/1/2052 (put 9/1/2027)	2,000,000	1,939,568
	Municipal Electric Authority of Georgia, Series A, 5.00% due 1/1/2034	2,295,000	2,353,695
	Guam — 0.1%
	Guam Waterworks Authority (Water and Wastewater System), 5.25% due 7/1/2024	1,000,000	999,683
	Hawaii — 0.2%
	State of Hawaii Airports System Revenue AMT, Series A, 5.00% due 7/1/2034	2,000,000	2,055,938
	Idaho — 0.4%
	Idaho Housing & Finance Association (Collateralized: GNMA, FNMA, FHLMC), Series C, 4.65% due 7/1/2043	3,500,000	3,267,341
	Illinois — 16.8%
	Chicago Board of Education Dedicated Capital Improvement Tax, 5.50% due 4/1/2042 - 4/1/2043	2,375,000	2,414,263
	Chicago O’Hare International Airport, Series C, 5.00% due 1/1/2038	250,000	253,118
	Chicago O’Hare International Airport (2016 Airport Projects), Series C, 5.00% due 1/1/2030	765,000	784,705
	Chicago O’Hare International Airport (2017 Airport Projects), Series B, 5.00% due 1/1/2034 - 1/1/2035	9,100,000	9,329,735
	Chicago Park District (Capital Improvement Plan) GO,
	Series B, 5.00% due 1/1/2025	1,000,000	1,001,080
	Series D, 5.00% due 1/1/2028	3,450,000	3,454,523
	Chicago Park District GO,
	Series A,
	5.00% due 1/1/2027 - 1/1/2029	1,355,000	1,356,776
	5.00% due 1/1/2027 - 1/1/2029 (pre-refunded 1/1/2024)	2,585,000	2,589,271
	Series B,
	5.00% due 1/1/2030	1,215,000	1,216,654
	5.00% due 1/1/2030 (pre-refunded 1/1/2024)	2,285,000	2,288,775
	City of Chicago (Chicago O’Hare International Airport Customer Facility Charge Revenue; Insured: BAM), 5.25% due 1/1/2043	1,500,000	1,549,293
	City of Chicago (Chicago O’Hare International Airport) AMT, Series A, 5.00% due 1/1/2028	1,475,000	1,478,906
	City of Chicago (Midway Airport),
	Series B,
	5.00% due 1/1/2032 - 1/1/2033	9,805,000	9,821,651
	5.25% due 1/1/2034	4,700,000	4,703,224
	City of Chicago (Midway Airport) AMT, Series A, 5.00% due 1/1/2034	1,365,000	1,343,615
	City of Chicago (Wastewater Transmission System), Series C, 5.00% due 1/1/2033	500,000	505,311
	City of Chicago (Wastewater Transmission System; Insured: AGM-CR), Series B, 5.00% due 1/1/2034	1,375,000	1,406,764
	City of Chicago (Water System), Series A-1, 5.00% due 11/1/2024	1,000,000	1,006,496
	City of Chicago (Water System; Insured: AGM), Series 2017-2, 5.00% due 11/1/2036 - 11/1/2037	5,500,000	5,648,248
	City of Chicago (Water System; Insured: BHAC-CR AMBAC), 5.75% due 11/1/2030	1,230,000	1,298,522
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 47

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	City of Chicago GO,
	Series A,
	5.625% due 1/1/2031	$ 1,585,000	$ 1,645,352
	6.00% due 1/1/2038	7,500,000	7,722,105
	City of Chicago Wastewater Transmission Revenue,
	Series C,
	5.00% due 1/1/2028 - 1/1/2029	3,880,000	3,915,927
	5.00% due 1/1/2028 - 1/1/2029 (pre-refunded 1/1/2025)	3,985,000	4,036,463
	City of Joliet (Rock Run Crossing Project; Insured: BAM) GO, 5.50% due 12/15/2042	2,750,000	2,961,821
	County of Cook Sales Tax Revenue,
	5.00% due 11/15/2038	435,000	440,726
	Series A, 5.00% due 11/15/2036 - 11/15/2038	3,160,000	3,239,222
	Illinois Finance Authority (Ascension Health Credit Group),
	Series C,
	4.00% due 2/15/2033	800,000	796,763
	5.00% due 2/15/2041	1,000,000	1,015,001
	Illinois Finance Authority (Carle Foundation Obligated Group), Series A, 5.00% due 8/15/2034	1,700,000	1,814,942
	Illinois Finance Authority (Rush University Medical Center), Series A, 5.00% due 11/15/2033	1,000,000	1,011,239
	Illinois Finance Authority (Silver Cross Hospital & Medical Centers), Series C, 5.00% due 8/15/2035	1,500,000	1,484,950
	Illinois Finance Authority (Silver Cross Hospital and Medical Centers), Series C, 5.00% due 8/15/2024	1,000,000	1,003,556
	Illinois State Toll Highway Authority (Move Illinois Program), Series A, 5.00% due 1/1/2037	5,550,000	5,524,537
	Monroe and St. Clair Counties (Community Unit School District No. 5; Insured: BAM) GO, 5.00% due 4/15/2027 - 4/15/2031	6,285,000	6,473,245
	Regional Transportation Authority (Insured: AGM), Series A, 5.75% due 6/1/2034	1,100,000	1,258,397
	Sales Tax Securitization Corp.,
	Series A,
	4.00% due 1/1/2038	2,000,000	1,847,206
	5.00% due 1/1/2029 - 1/1/2040	3,500,000	3,592,553
	Sales Tax Securitization Corp. (Insured: BAM-TCRS), Series B, 5.00% due 1/1/2038	3,075,000	3,128,447
	Southern Illinois University (Insured: BAM), Series A, 5.00% due 4/1/2037 - 4/1/2042	2,040,000	2,047,021
	State of Illinois GO,
	5.00% due 2/1/2039	670,000	642,533
	Series A, 5.00% due 12/1/2034 - 5/1/2040	11,810,000	11,973,761
	Series B, 5.25% due 5/1/2043	2,500,000	2,536,732
	Series D, 5.00% due 11/1/2027 - 11/1/2028	4,250,000	4,389,622
	State of Illinois Sales Tax Revenue, Series B, 5.00% due 6/15/2030 - 6/15/2031	9,280,000	9,540,532
	State of Illinois Sales Tax Revenue (Insured: BAM-Natl-Re), Series B, 5.00% due 6/15/2032	2,885,000	2,958,074
	Tazewell County School District (Insured: Natl-Re) GO Partial ETM, 9.00% due 12/1/2024	1,205,000	1,271,115
	Will County School District No. 114 Manhattan (Insured: BAM) GO,
	5.25% due 1/1/2040 - 1/1/2041	1,000,000	1,047,859
	5.50% due 1/1/2043	2,000,000	2,122,818
	Indiana — 3.7%
	Brownsburg 1999 School Building Corp. (Brownsburg Community School Corp.; Insured: State Intercept), 5.00% due 1/15/2042	1,000,000	1,023,125
[a]	City of Mount Vernon AMT, 4.25% due 9/1/2055 (put 9/1/2028)	2,000,000	1,998,516
[a]	City of Whiting (BP Products North America, Inc.; Guaranty : BP plc) AMT, 5.00% due 11/1/2047 (put 11/1/2024)	250,000	251,015
	Indiana (Ascension Health Credit Group) HFFA, Series A-1, 5.00% due 11/15/2034 - 11/15/2036	8,325,000	8,448,506
	Indiana Finance Authority (CWA Authority, Inc.), Series A, 5.00% due 10/1/2035	500,000	540,226
	Indiana Finance Authority (Ohio Valley Electric Corp.), Series A, 4.25% due 11/1/2030	8,000,000	7,804,464
	Indiana Finance Authority (Reid Hospital & Health Care Services, Inc. Obligated Group; Insured: AGM), 5.00% due 1/1/2041 - 1/1/2042	2,000,000	2,042,829
	Indiana Finance Authority (Southern Indiana Gas & Electric Co.) AMT,
[a]	Series A, 4.00% due 3/1/2038 (put 8/1/2028)	1,500,000	1,453,289
[a]	Series B, 4.00% due 5/1/2043 (put 8/1/2028)	2,500,000	2,422,147
	Indiana Municipal Power Agency, Series C, 5.00% due 1/1/2036	1,000,000	1,019,366
	IPS Multi-School Building Corp. (Indianapolis Board of School Commissioners; Insured: State Intercept), 5.50% due 7/15/2042	1,000,000	1,066,327
	Mount Vernon of Hancock County Multi-School Building Corp. (Insured: State Intercept), 5.50% due 1/15/2042	1,000,000	1,059,271
	Noblesville Redevelopment Authority, 5.50% due 7/15/2041	1,000,000	1,074,099
[c]	Silver Creek School Building Corp. (Insured: State Intercept), 5.25% due 1/15/2042	2,000,000	2,074,734
	Iowa — 1.3%
[a]	Iowa Finance Authority (Iowa Fertilizer Co. LLC; Guaranty: OCI NV), 5.00% due 12/1/2050 (put 12/1/2042)	2,000,000	1,917,538
	Iowa Finance Authority (UnityPoint Health), Series C, 5.00% due 2/15/2030 - 2/15/2032	4,100,000	4,111,164
[a]	PEFA, Inc. (Guaranty: Goldman Sachs Group, Inc.), 5.00% due 9/1/2049 (put 9/1/2026)	5,350,000	5,323,587
	Kentucky — 1.5%
	Kentucky (Baptist Healthcare System Obligated Group) EDFA, Series B, 5.00% due 8/15/2041	5,000,000	4,938,020
[a]	Kentucky (Republic Services, Inc.) EDFA AMT, Series A, 4.30% due 4/1/2031 (put 12/1/2023)	2,000,000	2,000,000
48 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Principal Amount	VALUE
[a]	Kentucky Public Energy Authority (Guaranty: Morgan Stanley Group), Series C, 4.00% due 2/1/2050 (put 2/1/2028)	$ 2,000,000	$ 1,926,754
	Kentucky State Property & Building Commission,
	Series A,
	4.00% due 11/1/2035	1,000,000	947,978
	5.25% due 6/1/2039	3,000,000	3,154,416
	Louisiana — 1.6%
	East Baton Rouge Sewerage Commission, Series B, 5.00% due 2/1/2030 - 2/1/2032 (pre-refunded 2/1/2025)	6,825,000	6,928,242
	Jefferson Sales Tax District (Insured: AGM), Series B, 5.00% due 12/1/2034	1,000,000	1,030,327
	Louisiana Public Facilities Authority (Ochsner Clinic Foundation Obligated Group), Series A, 5.00% due 5/15/2035 - 5/15/2037	1,925,000	1,971,871
	Parish of Lafourche (Roads, Highways and Bridges), 5.00% due 1/1/2024 - 1/1/2025	3,685,000	3,712,893
	Maine — 0.1%
	Maine Health & Higher Educational Facilities Authority (Insured: AGM), Series A, 5.00% due 7/1/2041 - 7/1/2043	625,000	647,263
	Massachusetts — 0.3%
	Massachusetts (CareGroup Healthcare System) DFA, Series I, 5.00% due 7/1/2036	1,750,000	1,768,345
	Massachusetts Bay Transportation Authority Assessment Revenue (Transportation Capital Program), Series A, 5.25% due 7/1/2030	1,000,000	1,111,624
	Michigan — 1.3%
	Board of Governors of Wayne State University (Educational Facilities and Equipment), Series A, 5.00% due 11/15/2031	1,010,000	1,022,476
	Detroit City School District (School Building & Site Improvement; Insured: AGM Q-SBLF) GO, Series A, 5.25% due 5/1/2026	3,150,000	3,258,051
	Detroit City School District (School Building & Site; Insured: AGM Q-SBLF) GO, Series A, 5.25% due 5/1/2027	1,100,000	1,154,346
	Kalamazoo Hospital Finance Authority (Bronson Healthcare), Series A, 5.25% due 5/15/2026	110,000	110,055
	Michigan Finance Authority (BHSH System Obligated Group), Series A, 5.00% due 4/15/2036	2,000,000	2,111,884
	Michigan Finance Authority (Government Loan Program), Series F, 5.00% due 4/1/2026	1,000,000	1,000,656
	Michigan State Housing Development Authority, Series B, 2.95% due 12/1/2039	2,000,000	1,530,330
[c]	Wayne County Airport Authority (Insured: AMG) AMT, Series B, 5.50% due 12/1/2043	675,000	706,601
	Mississippi — 0.6%
	Mississippi Development Bank (Jackson Public School District; Insured: BAM), 5.25% due 10/1/2037 - 10/1/2038	5,250,000	5,437,376
	Montana — 0.2%
[c]	Montana Board of Housing, Series B, 4.80% due 12/1/2043	2,000,000	1,891,288
	Nebraska — 0.1%
	Central Plains Energy Project (Guaranty: Goldman Sachs Group, Inc.), Series A, 5.00% due 9/1/2031	1,000,000	1,004,044
	Nevada — 0.1%
	Carson City (Carson Tahoe Regional Healthcare), Series A, 5.00% due 9/1/2032	730,000	736,950
	New Jersey — 4.5%
	Essex County Improvement Authority (County Correctional Facilities & Gibraltar Facilities; Insured: Natl-Re) GO, 5.50% due 10/1/2024	2,500,000	2,536,052
	New Jersey (New Jersey Transit Corp.) EDA, Series A, 5.25% due 11/1/2042	4,000,000	4,154,800
	New Jersey (School Facilities Construction) EDA, 5.00% due 6/15/2038	1,765,000	1,804,607
	New Jersey (School Facilities Construction; Insured: AMBAC) EDA, Series N-1, 5.50% due 9/1/2026	3,000,000	3,118,833
	New Jersey (School Facilities Construction; Insured: Natl-Re) EDA, Series N1, 5.50% due 9/1/2027	1,700,000	1,792,426
	New Jersey Health Care Facilities Financing Authority, 5.00% due 7/1/2027 - 7/1/2028 (pre-refunded 1/1/2024)	185,000	185,355
	New Jersey Health Care Facilities Financing Authority (Virtua Health Obligated Group), 5.00% due 7/1/2027 - 7/1/2028	2,815,000	2,820,276
	New Jersey Transportation Trust Fund Authority,
	Series A, 5.00% due 12/15/2032 - 12/15/2035	5,300,000	5,463,932
	Series AA,
	5.00% due 6/15/2035 - 6/15/2040	1,800,000	1,856,806
	5.25% due 6/15/2043	1,600,000	1,634,539
	Series BB-1, 5.00% due 6/15/2034	2,000,000	2,070,590
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements),
	Series A, 5.00% due 6/15/2031	1,000,000	1,024,897
	Series A-1, 5.00% due 6/15/2024	1,000,000	1,005,016
	New Jersey Transportation Trust Fund Authority (Transportation Program Bonds),
	Series AA, 5.00% due 6/15/2038	3,500,000	3,569,933
	Series CC, 5.00% due 6/15/2042	3,750,000	3,811,935
	New Jersey Transportation Trust Fund Authority (Transportation System), Series A, 5.00% due 12/15/2034 - 12/15/2039	2,000,000	2,043,990
	New Mexico — 0.4%
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group), Series A, 5.00% due 8/1/2036 - 8/1/2037	1,955,000	2,022,164
	New Mexico Institute of Mining and Technology (Campus Buildings Acquisition & Improvements; Insured: AGM), 4.00% due 12/1/2040	700,000	628,271
	Village of Los Ranchos de Albuquerque (Albuquerque Academy), 4.00% due 9/1/2040	825,000	711,244
	New York — 7.7%
	Build NYC Resource Corp. (Kipp NYC Public Charter Schools), 5.00% due 7/1/2042	2,300,000	2,138,625
	City of Long Beach (Insured: BAM) GO, Series B, 5.25% due 7/15/2042	1,000,000	1,024,794
	City of New York (City Budget Financial Management) GO,
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 49

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Series G, 5.00% due 8/1/2027	$ 4,530,000	$ 4,545,900
	Series J, 5.00% due 8/1/2030 - 8/1/2031	9,000,000	9,093,097
	City of New York GO,
	Series A, 5.00% due 8/1/2039	1,000,000	1,029,250
	Series D-1, 5.25% due 5/1/2040 - 5/1/2041	2,500,000	2,644,225
	Dutchess County Local Development Corp. (Tompkins Terrace Housing LP; Collateralized: FNMA), 5.00% due 10/1/2040	3,100,000	2,947,415
	Erie County (City of Buffalo School District) (State Aid Withholding) IDA, Series A, 5.00% due 5/1/2027	5,000,000	5,003,945
	Metropolitan Transportation Authority,
	Series D, 5.00% due 11/15/2030 - 11/15/2035	8,295,000	8,498,819
	Series D-1, 5.00% due 11/15/2031	2,285,000	2,323,125
	Metropolitan Transportation Authority (Green Bond), Series A1, 5.00% due 11/15/2035 - 11/15/2036	1,820,000	1,827,969
	New York City Housing Development Corp. (CSA Preservation Partners LLC), Series A, 4.45% due 8/1/2043	1,500,000	1,361,687
	New York City Transitional Finance Authority Future Tax Secured Revenue,
	Series A, 5.00% due 11/1/2036	1,230,000	1,292,335
	Series A2, 5.00% due 5/1/2039	1,000,000	1,028,142
	Series A-3, 4.00% due 8/1/2042	2,500,000	2,264,885
	Series F1, 5.00% due 2/1/2037	200,000	211,162
	New York State Dormitory Authority (Cornell University) (Green Bond), Series D, 5.00% due 7/1/2036	500,000	565,713
	New York State Dormitory Authority (Insured: BAM), Series A, 5.00% due 10/1/2042	5,000,000	5,119,930
	New York State Thruway Authority, Series N-1, 5.00% due 1/1/2035	250,000	266,009
	New York State Thruway Authority (State of New York Personal Income Tax Revenue), 5.00% due 3/15/2041	1,500,000	1,555,446
	New York State Urban Development Corp. (State of New York Personal Income Tax Revenue), Series A, 5.00% due 3/15/2042	2,500,000	2,591,768
	Port Authority of New York & New Jersey AMT,
	Series 186, 5.00% due 10/15/2037	3,000,000	3,008,346
	Series 223, 5.00% due 7/15/2033	750,000	775,702
	State of New York Mortgage Agency (Insured: SONYMA) AMT,
	Series 248, 4.05% due 10/1/2031	2,035,000	1,872,933
	Series 253, 4.70% due 10/1/2038	1,000,000	910,029
	Triborough Bridge & Tunnel Authority, Series D, 5.00% due 11/15/2033	250,000	270,611
	Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue), Series A, 4.00% due 5/15/2040	1,500,000	1,358,490
	Westchester County Local Development Corp. (Miriam Osborn Memorial Home Association Obligated Group), 5.00% due 7/1/2029	250,000	254,492
	Western Nassau County Water Authority (Green Bond), Series A, 4.00% due 4/1/2040 - 4/1/2041	475,000	435,712
	Yonkers (New Community School Project) (State Aid Withholding) IDA, 4.00% due 5/1/2041	250,000	225,986
	North Carolina — 0.9%
	Charlotte-Mecklenburg Hospital Authority (Carolinas HealthCare System), Series A, 5.00% due 1/15/2028	2,190,000	2,191,463
	Greater Asheville Regional Airport Authority (Insured: AGM) AMT, 5.25% due 7/1/2042 - 7/1/2043	1,450,000	1,466,188
	North Carolina Medical Care Commission (Plantation Village Obligated Group), Series A, 4.00% due 1/1/2041	1,020,000	800,765
	North Carolina Medical Care Commission (Vidant Health), 5.00% due 6/1/2030 (pre-refunded 6/1/2025)	3,000,000	3,058,140
	Ohio — 3.3%
	Cincinnati City School District (School Improvement Project) COP, 5.00% due 12/15/2031 (pre-refunded 12/15/2024)	3,075,000	3,112,973
	City of Cleveland (Public Facilities Improvements), Series A-1, 5.00% due 11/15/2027 - 11/15/2030 (pre-refunded 11/15/2023)	5,185,000	5,188,822
	City of Cleveland (Various Municipal Capital Improvements) GO, 5.00% due 12/1/2024	1,000,000	1,000,539
	City of Cleveland GO, 5.00% due 12/1/2026	15,000	15,011
	City of Cleveland Income Tax Revenue, Series A, 5.00% due 10/1/2033 - 10/1/2035	1,450,000	1,519,075
	Cleveland-Cuyahoga County Port Authority (County Administration Offices), 5.00% due 7/1/2025	1,780,000	1,811,892
	County of Cuyahoga (Musical Arts Association), 5.00% due 1/1/2037	350,000	361,307
	County of Hamilton (Cincinnati Children’s Hospital Medical Center), 5.00% due 5/15/2028 - 5/15/2031	8,085,000	8,130,314
	Greene County Vocational School District (School Facilities Construction and Improvement) GO, 5.00% due 12/1/2033	770,000	815,094
	Northeast Ohio Medical University (Insured: BAM),
	5.00% due 12/1/2038 - 12/1/2041	2,420,000	2,428,461
	Series B, 4.00% due 12/1/2042	1,310,000	1,117,293
	Ohio Higher Educational Facility Commission (Ashtabula County Medical Center Obligated Group), 5.25% due 1/1/2037	840,000	848,796
	Ohio Housing Finance Agency (Collateralized: GNMA, FNMA, FHLMC), Series B, 4.80% due 9/1/2043	1,000,000	980,617
	Polaris Career Center COP, 5.00% due 11/1/2041	1,150,000	1,150,768
	Oklahoma — 0.9%
	Clinton Public Works Authority, 5.00% due 10/1/2039	3,335,000	3,373,466
	Oklahoma County Finance Authority (Oklahoma County ISD No. 4 Choctaw-Nicoma Park), 4.00% due 9/1/2038	5,000,000	4,437,285
	Oregon — 0.2%
[a]	County of Gilliam (Guaranty: Waste Management, Inc.) AMT, 3.95% due 7/1/2038 (put 5/1/2024)	1,500,000	1,493,827
	Salem Hospital Facility Authority (Capital Manor, Inc. Obligated Group), 4.00% due 5/15/2040	500,000	394,935
	Pennsylvania — 7.0%
	City of Philadelphia (Pennsylvania Gas Works),
50 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Series 13, 5.00% due 8/1/2032 - 8/1/2034	$ 2,300,000	$ 2,320,141
	Series 14, 5.00% due 10/1/2034	500,000	509,130
	City of Philadelphia (Philadelphia Gas Works), Series 15, 5.00% due 8/1/2036 - 8/1/2042	4,985,000	5,022,675
	City of Philadelphia Airport Revenue (Insured: AGM) AMT, 4.00% due 7/1/2038 - 7/1/2041	3,410,000	3,003,069
	City of Philadelphia Airport Revenue AMT,
	Series B, 5.00% due 7/1/2030 - 7/1/2037	3,175,000	3,205,787
	Series C, 5.00% due 7/1/2032	1,380,000	1,409,982
	City of Pittsburgh (Capital Projects) GO, 5.00% due 9/1/2035 - 9/1/2036	1,215,000	1,253,890
	County of Luzerne (Insured: AGM) GO, Series A, 5.00% due 11/15/2029	3,000,000	3,070,428
	Lancaster County Solid Waste Management Authority (Acquisition of Susquehanna Resource Management Facility), Series A, 5.25% due 12/15/2030 (pre-refunded 12/15/2023)	3,000,000	3,005,988
	Monroeville Financing Authority (University of Pittsburgh Medical Center), 5.00% due 2/15/2026	3,490,000	3,568,466
[a]	Montgomery County (Constellation Energy Generation LLC) IDA AMT, Series C, 4.45% due 10/1/2034 (put 4/3/2028)	1,000,000	976,819
	Pennsylvania (Pennsylvania Department of Transportation) EDFA AMT, 5.50% due 6/30/2043	6,000,000	6,180,120
	Pennsylvania (Presbyterian Homes Obligated Group) EDFA, Series B-2, 5.00% due 7/1/2042	1,250,000	1,127,748
	Pennsylvania (UPMC Obligated Group) EDFA,
	Series A,
	4.00% due 10/15/2037	1,000,000	906,394
	5.00% due 2/15/2036	1,000,000	1,037,824
	Pennsylvania State Public School Building Authority (Philadelphia School District; Insured: AGM) (State Aid Withholding), Series B, 5.00% due 6/1/2027	5,000,000	5,166,350
	Pennsylvania Turnpike Commission (Highway Improvements), Series A-1, 5.00% due 12/1/2035 - 12/1/2036	1,750,000	1,807,276
	Philadelphia Authority for Industrial Development (Thomas Jefferson University), Series A, 5.00% due 9/1/2032 - 9/1/2034	5,000,000	5,065,352
	Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2032 - 4/1/2036	11,125,000	11,391,228
	School District of Philadelphia (State Aid Witholding) GO, Series A, 4.00% due 9/1/2041	1,000,000	868,565
	Rhode Island — 0.4%
	State of Rhode Island and Providence Plantations (Training School Project) COP, Series B, 5.00% due 10/1/2024	3,595,000	3,596,812
	South Carolina — 0.7%
	City of Myrtle Beach (Municipal Sports Complex), Series B, 5.00% due 6/1/2028 - 6/1/2030	2,000,000	2,012,511
[a]	Patriots Energy Group Financing Agency (Guaranty: Goldman Sachs Group, Inc.), Series A1, 5.25% due 10/1/2054 (put 8/1/2031)	2,000,000	2,009,984
[a]	South Carolina Jobs-EDA (Guaranty: International Paper Co.) AMT, Series A, 4.00% due 4/1/2033 (put 4/1/2026)	2,000,000	1,964,226
	South Dakota — 0.2%
	South Dakota Health and Educational Facilities Authority (Sanford Health), 5.00% due 11/1/2028 - 11/1/2029	1,800,000	1,833,212
	Tennessee — 2.2%
	Memphis-Shelby County Airport Authority AMT, Series A, 5.00% due 7/1/2026 - 7/1/2033	2,320,000	2,367,093
	Shelby County Health Educational & Housing Facilities Board (Methodist Le Bonheur Healthcare), Series A, 5.00% due 5/1/2027 - 5/1/2035	3,560,000	3,637,099
[a]	Tennessee Energy Acquisition Corp. (Guaranty: Goldman Sachs Group, Inc.), Series A-1, 5.00% due 5/1/2053 (put 5/1/2028)	5,000,000	4,989,975
[a]	Tennessee Energy Acquisition Corp. (The Tennessee Energy Acquisition Corp.; Guaranty: Goldman Sachs Group, Inc.), Series A, 5.00% due 5/1/2052 (put 11/1/2031)	6,785,000	6,770,473
	Tennessee Housing Development Agency, Series 2A, 4.45% due 7/1/2043	1,000,000	913,963
	Texas — 9.7%
	Calallen (Insured: PSF-GTD) ISD GO, 5.00% due 2/15/2043	750,000	778,414
	Celina (Insured: PSF-GTD) ISD GO, 5.00% due 2/15/2042 - 2/15/2043	1,250,000	1,303,611
	City of Austin Airport System Revenue AMT, 5.00% due 11/15/2035 - 11/15/2042	3,575,000	3,596,842
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2025 - 2/15/2034	9,720,000	9,861,889
	City of Dallas (Trinity River Corridor Infrastructure) GO, 5.00% due 2/15/2028	1,000,000	1,003,628
	City of Galveston (Galveston Island Convention Center; Insured: AGM), Series B, 5.00% due 9/1/2024	575,000	575,262
	City of Houston Airport System Revenue AMT,
	Series A,
	4.00% due 7/1/2041	1,310,000	1,123,050
	5.00% due 7/1/2033 - 7/1/2041	2,500,000	2,493,758
	City of Houston Airport System Revenue AMT; (Insured: AGM), Series A, 5.25% due 7/1/2042	1,000,000	1,024,116
	City of McAllen (International Toll Bridge Revenue; Insured: AGM), Series A, 5.00% due 3/1/2028 - 3/1/2032	6,120,000	6,276,450
	City of McKinney Waterworks & Sewer System Revenue, 5.00% due 3/15/2041 - 3/15/2042	900,000	926,560
	City of New Braunfels Utility System Revenue, 5.00% due 7/1/2042	1,750,000	1,824,251
	City of Port Arthur (CTFS Obligation; Insured: BAM) GO,
	4.00% due 2/15/2040 - 2/15/2042	1,750,000	1,556,656
	5.00% due 2/15/2039 - 2/15/2043	2,350,000	2,385,679
	City of San Antonio (Airport System Capital Improvements) AMT, 5.00% due 7/1/2024 - 7/1/2025	3,225,000	3,225,630
	City of San Antonio (Public Facilities Corp.), 5.00% due 9/15/2040	2,000,000	2,089,388
	City of San Antonio (Water System), Series A, 5.00% due 5/15/2037	500,000	517,144
	Corpus Christi (Insured: PSF-GTD) ISD GO, 4.00% due 8/15/2043	1,500,000	1,332,780
	County of Bexar GO, 4.00% due 6/15/2036	1,000,000	965,702
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 51

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Crosby (Insured: PSF-GTD) ISD GO, 4.00% due 2/15/2042	$ 1,000,000	$ 907,240
	Greater Texas Cultural Education Facilities Finance Corp. (County of Fort Bend), Series A, 5.00% due 3/1/2034	1,185,000	1,266,982
	Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System),
	5.00% due 7/1/2040	5,000,000	5,054,110
	Series A, 5.00% due 12/1/2028	3,000,000	3,035,550
	Harris County Cultural Education Facilities Finance Corp. (Texas Medical Center), Series A, 5.00% due 5/15/2029	2,100,000	2,211,846
	Hays Consolidated (Insured: PSF-GTD) ISD GO, 4.00% due 2/15/2043	1,000,000	913,212
	Lower Colorado River Authority (LCRA Transmission Services Corp.),
	Series A,
	5.00% due 5/15/2039	500,000	511,494
	5.25% due 5/15/2042	1,410,000	1,466,709
	Matagorda County Navigation District No. 1 (AEP Texas, Inc.) AMT, 4.25% due 5/1/2030	2,000,000	1,933,522
[a]	Mission Economic Development Corp. (Republic Services, Inc.) AMT, 4.125% due 1/1/2026 (put 11/1/2023)	2,000,000	2,000,000
[a]	Mission Economic Development Corp. (Waste Management, Inc.; Guaranty: Waste Management Holdings) AMT, Series A, 4.25% due 6/1/2048 (put 6/3/2024)	1,100,000	1,095,032
	Newark Higher Education Finance Corp. (Hughen Center, Inc.; Insured: PSF-GTD), Series A, 5.00% due 8/15/2042	600,000	613,340
	North Texas Tollway Authority, Series A, 4.125% due 1/1/2040	1,500,000	1,383,109
	North Texas Tollway Authority (NTTA System), Series A, 5.00% due 1/1/2037	1,750,000	1,788,152
	Pecos Barstow Toyah (Insured: PSF-GTD) ISD GO, 5.00% due 2/15/2043	1,000,000	1,010,082
	Stephen F Austin State University (Financing System), Series A, 5.00% due 10/15/2030 - 10/15/2033	1,265,000	1,346,676
	Tarrant County Cultural Education Facilities Finance Corp. (CHRISTUS Health Obligated Group), Series B, 5.00% due 7/1/2036	1,185,000	1,205,069
	Tarrant County Cultural Education Facilities Finance Corp. (Methodist Hospitals of Dallas Obligated Group), 5.00% due 10/1/2040	3,520,000	3,622,428
	Texas Municipal Gas Acquisition & Supply Corp. III (Guaranty: Macquarie Group Ltd.), 5.00% due 12/15/2029	1,000,000	988,279
	Texas Public Finance Authority (Texas Southern University; Insured: BAM), 5.25% due 5/1/2040	500,000	511,782
	Texas State Technical College (Insured: AGM), Series A, 5.50% due 8/1/2042	2,000,000	2,130,228
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2024 - 8/15/2034	5,600,000	5,621,461
	Waco Educational Finance Corp. (Baylor University Issue), 4.00% due 3/1/2041	850,000	785,615
	Utah — 0.1%
	Utah Charter School Finance Authority (Summit Academy, Inc.), Series A, 5.00% due 4/15/2039	500,000	497,491
	Utah Telecommunication Open Infrastructure Agency, 5.50% due 6/1/2040	500,000	530,175
	Virginia — 0.7%
	Virginia Housing Development Authority, Series D, 4.50% due 8/1/2043	2,000,000	1,842,526
[a]	Virginia Small Business Financing Authority (Pure Salmon Virginia LLC) AMT, 3.50% due 11/1/2052 (put 11/1/2023)	4,000,000	3,996,496
	Washington — 1.1%
	Clark County Public Utility District No. 1, 5.00% due 1/1/2040 - 1/1/2041	1,000,000	1,044,073
	King County Public Hospital District No. 2 (EvergreenHealth Medical Center) GO, 5.00% due 12/1/2030 (pre-refunded 12/1/2024)	600,000	607,596
	State of Washington (Acquisition and Improvements of Real and Personal Property) COP, Series A, 5.00% due 7/1/2030	4,415,000	4,619,300
	State of Washington GO, Series 2021A, 5.00% due 6/1/2040	2,225,000	2,316,565
	Washington State Housing Finance Commission (Eastside Retirement Association Obligated Group), Series A, 5.00% due 7/1/2043	1,000,000	947,219
	Wisconsin — 1.6%
	Public Finance Authority (National Senior Community Obligated Group), 4.00% due 1/1/2042	1,375,000	1,103,202
	Public Finance Authority (Texas Biomedical Research Institute), Series A, 4.00% due 6/1/2040 - 6/1/2041	525,000	443,971
	Racine (Insured: AGM) USD GO, 5.00% due 4/1/2039 - 4/1/2042	3,850,000	3,982,833
	Wisconsin Housing (Collateralized: GNMA, FNMA, FHLMC) EDA, Series A, 4.85% due 9/1/2043	5,000,000	4,900,000
	WPPI Energy, Series A, 5.00% due 7/1/2029 - 7/1/2036	2,980,000	3,117,634
	Total Long-Term Municipal Bonds — 93.9% (Cost $826,687,345)		811,782,131
	Short-Term Municipal Bonds — 4.8%
	Alabama — 0.2%
[a]	City of Mobile Alabama (Alabama Power Co.) IDB, Series 1ST, 4.75% due 6/1/2034 (put 10/2/2023)	1,000,000	1,000,000
[a]	Columbia (Alabama Power Co.) IDB, Series B, 4.75% due 12/1/2037 (put 10/2/2023)	500,000	500,000
	Colorado — 0.7%
[a]	Colorado Educational & Cultural Facilities Authority (Michael Ann Russell Jewish Community Center, Inc.; LOC TD Bank NA), Series B-5, 4.60% due 1/1/2039 (put 10/2/2023)	5,850,000	5,850,000
	Florida — 0.3%
	City of Gainesville Utilities System Revenue (SPA Barclays Bank plc),
[a]	Series A, 4.63% due 10/1/2026 (put 10/2/2023)	1,525,000	1,525,000
[a]	Series B, 4.60% due 10/1/2042 (put 10/2/2023)	700,000	700,000
[a]	Series C, 4.60% due 10/1/2026 (put 10/2/2023)	690,000	690,000
52 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Iowa — 0.1%
[a]	Iowa Finance Authority (Iowa Health System Obligated Group; LOC JP Morgan Chase Bank NA), Series F, 4.55% due 7/1/2041 (put 10/2/2023)	$ 1,000,000	$ 1,000,000
	Kentucky — 1.6%
[a]	County of Meade (Nucor Corp.) AMT, Series A-1, 5.22% due 7/1/2060 - 8/1/2061 (put 10/2/2023)	13,950,000	13,950,000
	Mississippi — 0.2%
[a]	Mississippi Business Finance Corp. (Chevron USA, Inc.; Guaranty: Chevron Corp.), Series C, 4.65% due 11/1/2035 (put 10/2/2023)	1,285,000	1,285,000
	New Mexico — 0.4%
[a]	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group; SPA JP Morgan Chase Bank NA), Series B, 4.60% due 8/1/2034 (put 10/2/2023)	3,865,000	3,865,000
	New York — 0.2%
[a]	New York State Housing Finance Agency (LOC Landesbank Hessen-Thrgn), Series A, 4.60% due 11/1/2046 (put 10/2/2023)	1,800,000	1,800,000
	Texas — 1.1%
[a]	Port of Port Arthur Navigation District (Motiva Enterprises LLC), 5.15% due 4/1/2040 (put 10/2/2023)	9,400,000	9,400,000
	Total Short-Term Municipal Bonds — 4.8% (Cost $41,565,000)		41,565,000
	Total Investments — 98.7% (Cost $868,252,345)		$853,347,131
	Other Assets Less Liabilities — 1.3%		11,125,993
	Net Assets — 100.0%		$864,473,124

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2023.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2023, the aggregate value of these securities in the Fund’s portfolio was $2,500,000, representing 0.29% of the Fund’s net assets.
c	When-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
BHAC-CR	Berkshire Hathaway Assurance Corp. Custodial Receipts
COP	Certificates of Participation
DFA	Development Finance Authority/Agency
EDA	Economic Development Authority
EDFA	Economic Development Financing Authority
ETM	Escrowed to Maturity
FHLMC	Collateralized by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority/Agency
IDB	Industrial Development Board
ISD	Independent School District
LOC	Letter of Credit
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund
SONYMA	State of New York Mortgage Agency
SPA	Stand-by Purchase Agreement
TCRS	Transferable Custodial Receipts
USD	Unified School District
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 53

Schedule of Investments
Thornburg Strategic Municipal Income Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	LONG-TERM MUNICIPAL BONDS — 97.2%
	Alabama — 2.2%
	Alabama Housing Finance Authority, Series 2023-04FN Class PT, 5.23% due 10/1/2041	$1,500,000	$ 1,487,837
[a]	Black Belt Energy Gas District (Guaranty: Royal Bank Of Canada), 4.00% due 6/1/2051 (put 12/1/2031)	1,000,000	936,493
[a]	Energy Southeast A Cooperative District (Guaranty: Morgan Stanley Group), 5.50% due 11/1/2053 (put 1/1/2031)	2,000,000	2,041,890
[a]	Southeast Energy Authority A Cooperative District, Series B-1, 5.00% due 1/1/2054 (put 6/1/2030)	1,000,000	1,009,553
[a]	Southeast Energy Authority A Cooperative District (Guaranty: Morgan Stanley Group), Series A, 5.50% due 1/1/2053 (put 12/1/2029)	1,000,000	1,021,051
	Arizona — 3.9%
	Arizona (Scottsdale Lincoln Hospitals) HFA, Series A, 5.00% due 12/1/2031	2,500,000	2,521,438
	Chandler (Intel Corp.) IDA AMT,
[a]	4.10% due 12/1/2037 (put 6/15/2028)	850,000	829,145
[a]	Series 2022-2, 5.00% due 9/1/2052 (put 9/1/2027)	1,215,000	1,227,253
	City of Phoenix Civic Improvement Corp. (Phoenix Airport Revenue) AMT, Series B, 5.00% due 7/1/2044	1,000,000	998,950
[a]	Coconino County Pollution Control Corp. (Nevada Power Co.) AMT, Series A, 4.125% due 9/1/2032 (put 3/31/2026)	1,000,000	977,937
[b]	County of Pima (La Posada at Park Centre, Inc. Obligated Group) IDA, Series A, 5.75% due 11/15/2023 - 11/15/2024	600,000	597,798
	County of Pima (TMC HealthCare Obligated Group) IDA, Series A, 4.00% due 4/1/2041	1,000,000	853,814
[a]	Maricopa County Pollution Control Corp. (Public Service Co. of New Mexico), Series A, 0.875% due 6/1/2043 (put 10/1/2026)	3,000,000	2,608,332
	Yavapai County (Waste Management, Inc.) IDA AMT, 1.30% due 6/1/2027	1,000,000	868,886
	California — 6.3%
	Benicia (Benicia High School; Insured: AGM) USD GO, Series C, Zero Coupon due 8/1/2026	830,000	736,081
	California (Children’s Hospital Los Angeles) HFFA, Series A, 5.00% due 8/15/2036	500,000	495,343
	California (Community Program Developmental Disabilities; Insured: California Mtg Insurance) HFFA, Series A, 6.25% due 2/1/2026	820,000	821,360
[a]	California Community Choice Financing Authority (Guaranty: Deutsche Bank A.G.) (Green Bond), Series C, 5.25% due 1/1/2054 (put 10/1/2031)	3,700,000	3,690,983
	California Educational Facilities Authority (University of Redlands), Series A, 5.00% due 10/1/2044	500,000	475,635
[a,b]	California Infrastructure & Economic Development Bank (DesertXpress Enterprises LLC) AMT, Series A, 3.65% due 1/1/2050 (put 1/31/2024)	860,000	853,252
	California Municipal Finance Authority (Greenfield Commons Eah LP; Collateralized: FNMA), Series A, 5.28% due 9/1/2046	1,400,000	1,353,106
[b]	California Pollution Control Financing Authority (Poseidon Resources (Channelside) LP Desalination Project) AMT, 5.00% due 11/21/2045	1,000,000	942,231
	California Pollution Control Financing Authority (Republic Services, Inc.) AMT,
[a,b]	4.25% due 7/1/2043 (put 2/15/2024)	1,000,000	999,858
[a,b]	Series A2, 4.10% due 11/1/2042 (put 10/16/2023)	1,000,000	1,000,000
[b]	California School Finance Authority, Series A, 5.00% due 10/1/2042	1,000,000	926,910
	California Statewide Communities Development Authority (Methodist Hospital of Southern California Obligated Group), 5.00% due 1/1/2030	175,000	178,279
	Calipatria (Educational Facilities; Insured: BAM) USD GO, Series B, Zero Coupon due 8/1/2025	670,000	611,000
	City of Long Beach Airport System Revenue (Insured: AGM) AMT,
	Series C,
	5.00% due 6/1/2042	750,000	771,122
	5.25% due 6/1/2047	500,000	516,351
	County of El Dorado (El Dorado Hills Development-Community Facilities), 5.00% due 9/1/2026	625,000	625,458
	Daly City Housing (Franciscan Country Club Mobile Home Park Acquisition) DFA, Series A, 5.25% due 12/15/2023	330,000	330,083
	M-S-R Energy Authority (Guaranty: Citigroup Global Markets), Series A, 6.50% due 11/1/2039	1,245,000	1,415,794
	Oakland (County of Alameda Educational Facilities) USD GO, Series A, 5.00% due 8/1/2035 (pre-refunded 8/1/2025)	1,000,000	1,025,474
	Union Elementary School District (Santa Clara County District Schools; Insured: Natl-Re) GO, Series D, Zero Coupon due 9/1/2027	905,000	787,458
	Colorado — 3.3%
	City & County of Denver Airport System Revenue AMT, Series A, 5.00% due 11/15/2036 - 11/15/2039	1,565,000	1,598,913
	Colorado (CommonSpirit Health Obligated Group) HFA, 5.50% due 11/1/2047	1,000,000	1,015,260
	Colorado (Sanford Obligated Group) HFA, Series A, 5.00% due 11/1/2039 - 11/1/2044	3,015,000	3,066,667
	Denver Convention Center Hotel Authority, 5.00% due 12/1/2028	1,000,000	1,007,609
	Public Authority for Colorado Energy (Natural Gas Purchase; Guaranty: Merrill Lynch & Co.), 6.50% due 11/15/2038	260,000	294,950
	Regional Transportation District (Denver Transit Partners LLC), Series A, 5.00% due 7/15/2032	1,215,000	1,270,046
	Village Metropolitan District GO, 5.00% due 12/1/2040	1,000,000	880,439
	Wild Plum Metropolitan District GO, Series A, 5.00% due 12/1/2049 (pre-refunded 12/1/2024)	595,000	602,793
	Connecticut — 2.2%
	Connecticut Housing Finance Authority, Series B, 4.65% due 11/15/2048	850,000	778,041
	State of Connecticut GO,
	Series A, 5.00% due 4/15/2035	2,000,000	2,076,930
	Series E, 5.00% due 9/15/2033	1,350,000	1,422,166
	University of Connecticut (Insured: AGM), Series A, 5.00% due 4/15/2028	1,975,000	2,091,608
	Delaware — 0.3%
	Delaware State (Beebe Medical Center, Inc.) HFA, 4.00% due 6/1/2035	1,080,000	955,584
	District of Columbia — 1.3%
	Metropolitan Washington Airports Authority (Dulles Toll Road; Insured: AGC), Series B, Zero Coupon due 10/1/2027	1,500,000	1,286,729
54 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Metropolitan Washington Airports Authority Aviation Revenue AMT, Series A, 4.00% due 10/1/2040 - 10/1/2041	$2,750,000	$ 2,388,783
	Florida — 5.8%
[b]	Capital Trust Agency, Inc. (Southeastern University Obligated Group), Series A, 6.25% due 5/1/2048	3,000,000	2,771,313
[b]	Charlotte County (Town & Country Utilities Projects) IDA AMT, 5.00% due 10/1/2029	390,000	388,104
	City of Pompano Beach (John Knox Village of Florida, Inc. Obligated Group),
	4.00% due 9/1/2040	1,000,000	783,751
	Series A, 4.00% due 9/1/2036	500,000	417,459
	County of Broward Airport System Revenue AMT, 5.00% due 10/1/2042	2,000,000	1,992,158
[a]	County of Escambia (International Paper Co.), Series B, 2.00% due 11/1/2033 (put 10/1/2024)	775,000	757,249
	County of Miami-Dade Aviation Revenue AMT, Series A, 5.00% due 10/1/2035	1,840,000	1,815,651
	County of Miami-Dade Seaport Department AMT, Series A, 5.25% due 10/1/2052	500,000	494,218
	Florida Development Finance Corp. (Mater Academy Miami-Dade Osceola County Facilities Obligated Group), Series A, 5.00% due 6/15/2056	1,000,000	847,299
	Lee County (Cypress Cove at Healthpark Florida Obligated Group) IDA, Series B-1, 3.75% due 10/1/2027	1,000,000	941,139
	Miami-Dade County School Board (District School Facilities and Infrastructure) COP, Series A, 5.00% due 8/1/2027	1,100,000	1,100,721
	Orange County (Presbyterian Retirement Communities Inc Obligated Group) HFA, 5.00% due 8/1/2040	2,000,000	1,929,038
	Orange County Convention Center (Tourist Development), Series A, 5.00% due 10/1/2031	1,000,000	1,039,426
	Palm Beach County (Jupiter Medical Center Obligated Group) HFA, Series A, 5.00% due 11/1/2047	250,000	224,508
	Volusia County Educational Facilities Authority (Embry-Riddle Aeronautical University, Inc.), Series B, 5.00% due 10/15/2030	1,500,000	1,521,543
	Georgia — 4.2%
	City of Atlanta (Airport Passenger Facility) (Green Bond) AMT, Series E, 5.00% due 7/1/2040	100,000	100,637
[a]	Main Street Natural Gas, Inc., Series E-1, 5.00% due 12/1/2053 (put 6/1/2031)	3,000,000	3,014,076
	Main Street Natural Gas, Inc. (Guaranty: Citigroup Global Markets),
[a]	Series A, 5.00% due 6/1/2053 (put 6/1/2030)	1,000,000	989,824
[a]	Series C, 4.00% due 5/1/2052 (put 12/1/2028)	1,500,000	1,426,671
	Main Street Natural Gas, Inc. (Guaranty: Citigroup, Inc.),
	Series A, 4.00% due 12/1/2023	1,000,000	997,694
[a]	Series D, 5.00% due 12/1/2054 (put 12/1/2030)	1,000,000	997,773
	Main Street Natural Gas, Inc. (Guaranty: Macquarie Group Ltd.), Series A, 5.00% due 5/15/2036	3,700,000	3,570,359
[a]	Main Street Natural Gas, Inc. (Guaranty: Royal Bank of Canada), Series A, 4.00% due 7/1/2052 (put 9/1/2027)	1,250,000	1,212,230
	Guam — 0.3%
	Guam Waterworks Authority (Water and Wastewater System),
	5.00% due 7/1/2028	500,000	499,978
	5.25% due 7/1/2024	500,000	499,842
	Hawaii — 0.7%
	State of Hawaii Airports System Revenue AMT, Series A, 5.00% due 7/1/2033	2,000,000	2,064,452
	Illinois — 15.5%
	Chicago Board of Education Dedicated Capital Improvement Tax,
	5.50% due 4/1/2042	500,000	508,877
	5.75% due 4/1/2048	1,000,000	1,030,004
	Chicago Park District GO,
	Series A,
	5.00% due 1/1/2035	685,000	685,866
	5.00% due 1/1/2035 (pre-refunded 1/1/2024)	1,315,000	1,317,172
	City of Chicago (Chicago O’Hare International Airport) AMT, Series A, 5.00% due 1/1/2028 - 1/1/2042	2,000,000	1,998,806
	City of Chicago (Midway Airport) AMT, Series A, 5.00% due 1/1/2026 - 1/1/2034	2,500,000	2,488,194
	City of Chicago (Wastewater Transmission System), Series C, 5.00% due 1/1/2030	1,500,000	1,516,462
	City of Chicago (Water System; Insured: AGM), Series 2017-2, 5.00% due 11/1/2037	1,500,000	1,535,472
	City of Chicago GO,
	Series A,
	5.00% due 1/1/2039	1,000,000	976,749
	5.625% due 1/1/2031	500,000	519,039
	6.00% due 1/1/2038	3,330,000	3,428,615
	Illinois Finance Authority (Advocate Health Care Network), 5.00% due 8/1/2029 (pre-refunded 8/1/2024)	2,195,000	2,213,530
	Illinois Finance Authority (Plymouth Place Obligated Group), Series A, 6.625% due 5/15/2052	1,000,000	934,698
	Illinois Finance Authority (Silver Cross Hospital & Medical Centers), Series C, 5.00% due 8/15/2035	2,355,000	2,331,372
	Illinois Finance Authority (Southern Illinois Healthcare), 5.00% due 3/1/2032 - 3/1/2034	700,000	711,848
	Illinois Finance Authority (Washington & Jane Smith Community-Orland Park), 4.00% due 10/15/2025	175,000	170,512
	Illinois State Toll Highway Authority (Move Illinois Program), Series A, 5.00% due 1/1/2037	1,000,000	995,412
	Illinois State University (Insured: AGM), Series A, 5.00% due 4/1/2025 - 4/1/2036	1,515,000	1,567,999
	Kane, Cook, & DuPage Counties School District No. 46 GO,
	Series A, 5.00% due 1/1/2031	2,255,000	2,260,123
	Series D, 5.00% due 1/1/2028	1,000,000	1,002,166
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 55

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Metropolitan Pier & Exposition Authority, Series A, 5.00% due 6/15/2050	$1,500,000	$ 1,448,348
	Metropolitan Water Reclamation District of Greater Chicago (Various Capital Improvement Projects) GO, Series C, 5.25% due 12/1/2032	40,000	44,514
	Sales Tax Securitization Corp.,
	Series A,
	4.00% due 1/1/2038	1,000,000	923,603
	5.00% due 1/1/2029	1,000,000	1,038,500
	State of Illinois GO,
	5.00% due 2/1/2039	600,000	575,403
	5.50% due 5/1/2039	375,000	386,799
	5.75% due 5/1/2045	1,600,000	1,662,590
	Series A, 5.50% due 3/1/2042	1,000,000	1,031,418
	Series D, 5.00% due 11/1/2028	3,000,000	3,097,557
	State of Illinois Sales Tax Revenue (Insured: BAM-Natl-Re), Series B, 5.00% due 6/15/2032 - 6/15/2035	4,500,000	4,590,110
	State of Illinois Sales Tax Revenue (Insured: BAM-TCRS), Series B, 4.75% due 6/15/2043	2,005,000	1,937,873
	Will County School District No. 114 Manhattan (Insured: Natl-Re) ETM GO, Series C, Zero Coupon due 12/1/2023	115,000	114,198
	Will County School District No. 114 Manhattan (Insured: Natl-Re) GO, Series C, Zero Coupon due 12/1/2023	455,000	451,721
	Indiana — 0.9%
	Indiana Finance Authority (Ohio Valley Electric Corp.), Series A, 4.25% due 11/1/2030	1,300,000	1,268,225
[a]	Indiana Finance Authority (Southern Indiana Gas & Electric Co.) AMT, Series B, 4.00% due 5/1/2043 (put 8/1/2028)	1,500,000	1,453,289
	Iowa — 1.3%
[a]	Iowa Finance Authority (Iowa Fertilizer Co. LLC; Guaranty: OCI NV), 5.00% due 12/1/2050 (put 12/1/2042)	1,650,000	1,581,969
	Iowa Higher Education Loan Authority (Des Moines University Osteopathic Medical Center), 5.00% due 10/1/2047	750,000	686,662
[a]	PEFA, Inc. (Guaranty: Goldman Sachs Group, Inc.), 5.00% due 9/1/2049 (put 9/1/2026)	1,650,000	1,641,854
	Kansas — 1.4%
[a]	Kansas (AdventHealth Obligated Group) DFA, Series B, 5.00% due 11/15/2054 (put 11/15/2031)	1,500,000	1,587,734
	Kansas Independent College Finance Authority (Ottawa University), Series B, 7.30% due 5/1/2024	500,000	506,483
	Unified Government of Wyandotte County/Kansas City (Utility System Improvement), Series A, 5.00% due 9/1/2031 - 9/1/2032	2,000,000	2,021,228
	Kentucky — 3.1%
[b]	City of Henderson (Guaranty: Pratt Industries, Inc.) AMT, Series B, 4.45% due 1/1/2042	1,000,000	906,565
	Kentucky (Baptist Healthcare System Obligated Group) EDFA, Series B, 5.00% due 8/15/2041	1,500,000	1,481,406
[a]	Kentucky (Republic Services, Inc.) EDFA AMT, Series A, 4.30% due 4/1/2031 (put 12/1/2023)	1,000,000	1,000,000
	Kentucky Higher Education Student Loan Corp. AMT, Series A-1, 5.00% due 6/1/2029	500,000	512,050
[a]	Kentucky Public Energy Authority (Guaranty: Morgan Stanley Group), Series A-1, 4.00% due 8/1/2052 (put 8/1/2030)	5,500,000	5,171,892
	Louisiana — 1.4%
	City of New Orleans (Water System Facilities Improvement), 5.00% due 12/1/2034 (pre-refunded 12/1/2024)	400,000	405,253
	Louisiana Public Facilities Authority (Ochsner Clinic Foundation Obligated Group), 5.00% due 5/15/2046	3,000,000	2,933,292
	New Orleans Aviation Board (Louis Armstrong New Orleans International Airport CFC Revenue; Insured: AGM), 5.00% due 1/1/2029	700,000	734,264
	Massachusetts — 0.2%
	Massachusetts (Jordan Hospital and Milton Hospital) DFA, Series H-1, 5.00% due 7/1/2032 - 7/1/2033	555,000	561,875
	Michigan — 5.6%
	City of Detroit GO,
	5.00% due 4/1/2024	400,000	401,151
	Series A, 5.00% due 4/1/2032	300,000	302,890
	Detroit City School District (School Building & Site; Insured: AGM Q-SBLF) GO, Series A, 5.25% due 5/1/2027	1,000,000	1,049,405
	Detroit Downtown Development Authority (Catalyst Development Project; Insured: AGM), Series A, 5.00% due 7/1/2024	850,000	846,586
	Gerald R Ford International Airport Authority AMT, 5.00% due 1/1/2041	1,845,000	1,876,821
	Kalamazoo Hospital Finance Authority (Bronson Methodist Hospital), Series A, 5.25% due 5/15/2041	140,000	140,008
	Michigan Finance Authority (BHSH System Obligated Group), Series A, 4.00% due 4/15/2042	1,000,000	883,197
	Michigan Finance Authority (State Department of Human Services Office Buildings), Series F, 5.00% due 4/1/2031	1,000,000	1,000,713
	Michigan Finance Authority (Trinity Health Corp. Obligated Group), Series 2017-MI, 5.00% due 12/1/2027	165,000	172,059
	Michigan State Hospital Finance Authority (Ascension Health Credit Group), Series F-4, 5.00% due 11/15/2047	2,250,000	2,282,706
	Michigan State Housing Development Authority,
	Series A, 4.90% due 12/1/2048	1,400,000	1,343,072
	Series B, 2.95% due 12/1/2039	3,000,000	2,295,495
	Wayne County Airport Authority (Detroit Metropolitan Wayne County Airport), Series B, 5.00% due 12/1/2031 - 12/1/2034	2,615,000	2,638,563
	Wayne State University (Educational Facilities and Equipment), Series A, 5.00% due 11/15/2033	1,250,000	1,265,425
	Nebraska — 1.1%
	Central Plains Energy Project (Guaranty: Goldman Sachs Group, Inc.), Series A, 5.00% due 9/1/2031	1,500,000	1,506,066
	Douglas County Hospital Authority No. 3 (Nebraska Methodist Health System), 5.00% due 11/1/2029 - 11/1/2030	1,750,000	1,783,289
	Nevada — 1.1%
	Carson City (Carson Tahoe Regional Healthcare), Series A, 5.00% due 9/1/2037	1,000,000	977,814
56 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	City of Las Vegas Special Improvement District No. 814 (Summerlin Vlg 21 & 24A), 4.00% due 6/1/2039 - 6/1/2044	$1,035,000	$ 796,207
[a,b]	State of Nevada Department of Business & Industry (Republic Services, Inc.) AMT, Series 2001, 4.125% due 12/1/2026 (put 12/1/2023)	1,500,000	1,489,445
	New Hampshire — 0.6%
	New Hampshire Business Finance Authority (Presbyterian Homes Obligated Group), Series A, 5.25% due 7/1/2048	400,000	363,392
[a]	New Hampshire Business Finance Authority (Waste Management, Inc.; Guaranty: Waste Management Holdings) AMT, Series A4, 2.15% due 8/1/2038 (put 7/1/2024)	1,250,000	1,228,602
	New Jersey — 4.4%
	Camden County Improvement Authority (KIPP Cooper Norcross Obligated Group), 6.00% due 6/15/2052	1,000,000	1,020,442
	New Jersey (New Jersey Transit Corp.) EDA, Series A, 5.00% due 11/1/2033	500,000	521,436
	New Jersey (School Facilities Construction) EDA, 5.00% due 6/15/2035 - 6/15/2038	1,250,000	1,285,100
	New Jersey (School Facilities Construction; Insured: Natl-Re) EDA, Series N1, 5.50% due 9/1/2027	1,000,000	1,054,368
	New Jersey Transportation Trust Fund Authority, Series A, 5.00% due 12/15/2035	2,000,000	2,060,700
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements), Series A-1, 5.00% due 6/15/2027	3,000,000	3,072,681
	New Jersey Transportation Trust Fund Authority (Transportation Program Bonds), Series AA, 5.00% due 6/15/2038	1,500,000	1,529,971
	New Jersey Transportation Trust Fund Authority (Transportation System), Series A, 5.00% due 12/15/2034	700,000	723,467
	South Jersey Transportation Authority, Series A, 5.25% due 11/1/2052	1,500,000	1,532,796
	New Mexico — 1.6%
[a]	City of Farmington (Public Service Co. of New Mexico), Series D, 3.90% due 6/1/2040 (put 6/1/2028)	750,000	726,270
	City of Santa Fe (El Castillo Retirement Residences Obligated Group),
	5.00% due 5/15/2034	1,465,000	1,290,155
	Series A, 5.00% due 5/15/2049	1,450,000	1,109,576
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group), Series A, 5.00% due 7/1/2034	375,000	328,414
[a]	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group), Series B, 5.00% due 8/1/2049 (put 8/1/2025)	1,250,000	1,265,913
	New York — 2.3%
	Build NYC Resource Corp. (Kipp NYC Public Charter Schools), 5.25% due 7/1/2052	1,000,000	958,680
	City of New York (City Budget Financial Management) GO, Series J, 5.00% due 8/1/2031	1,500,000	1,515,784
	Dutchess County Local Development Corp. (Tompkins Terrace Housing LP; Collateralized: FNMA), 5.00% due 10/1/2040	1,000,000	950,779
	Metropolitan Transportation Authority (Green Bond), Series A1, 5.00% due 11/15/2030	1,045,000	1,066,995
	Port Authority of New York & New Jersey AMT, Series 186, 5.00% due 10/15/2037	500,000	501,391
	State of New York Mortgage Agency (Insured: SONYMA) AMT,
	Series 248,
	4.10% due 4/1/2032	770,000	706,355
	4.125% due 10/1/2032	210,000	191,612
	4.20% due 4/1/2033	845,000	771,220
	North Carolina — 1.2%
	Greater Asheville Regional Airport Authority (Insured: AGM) AMT, Series A, 5.25% due 7/1/2039	1,000,000	1,022,312
	North Carolina Medical Care Commission (Vidant Health), 5.00% due 6/1/2029 (pre-refunded 6/1/2025)	1,500,000	1,529,070
	North Carolina Turnpike Authority, 5.00% due 1/1/2029 - 1/1/2030	1,000,000	1,038,829
	Ohio — 1.8%
	Akron, Bath and Copley Joint Township Hospital District (Summa Health System Obligated Group), 5.25% due 11/15/2030	1,420,000	1,451,798
	Buckeye Tobacco Settlement Financing Authority, Series B-2, 5.00% due 6/1/2055	1,000,000	861,220
	County of Hamilton (Life Enriching Communities Obligated Group), Series A, 5.50% due 1/1/2043	500,000	470,889
	Northeast Ohio Medical University (Insured: BAM),
	5.00% due 12/1/2043	775,000	768,570
	Series B, 4.00% due 12/1/2038	550,000	481,273
[a]	Ohio Air Quality Development Authority (Ohio Valley Electric Corp.), Series B, 1.375% due 2/1/2026 (put 11/1/2024)	200,000	191,408
	Ohio Higher Educational Facility Commission (Ashtabula County Medical Center Obligated Group), 5.25% due 1/1/2038	1,105,000	1,106,991
	Oregon — 1.2%
[a]	County of Gilliam (Guaranty: Waste Management, Inc.) AMT, 3.95% due 7/1/2038 (put 5/1/2024)	1,000,000	995,885
[a]	Oregon Health & Science University (Oregon Health & Science University Obligated Group), Series B2, 5.00% due 7/1/2046 (put 2/1/2032)	1,900,000	2,056,398
	Yamhill County Hospital Authority (Friendsview Manor Obligated Group), Series B-3, 1.75% due 11/15/2026	340,000	308,885
	Pennsylvania — 5.7%
	City of Philadelphia (Thomas Jefferson University) IDA, Series A, 5.00% due 9/1/2035	1,500,000	1,511,670
	City of Philadelphia Airport Revenue AMT, Series B, 5.00% due 7/1/2042	1,000,000	965,222
	City of Philadelphia IDA, 5.00% due 5/1/2024	1,000,000	1,005,242
	City of Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2038	1,360,000	1,371,223
	Coatesville School District (Insured: AGM) (State Aid Withholding) GO, 5.00% due 8/1/2025	500,000	507,839
	Commonwealth Financing Authority, 5.00% due 6/1/2029	1,000,000	1,039,797
	County of Luzerne (Insured: AGM) GO, Series A, 5.00% due 11/15/2029	1,000,000	1,023,476
[a]	Montgomery County (Constellation Energy Generation LLC) IDA AMT, Series C, 4.45% due 10/1/2034 (put 4/3/2028)	500,000	488,410
	Northeastern Pennsylvania Hospital and Education Authority (King’s College), 5.00% due 5/1/2030 - 5/1/2031	2,230,000	2,272,832
	Pennsylvania (Pennsylvania Department of Transportation) EDFA AMT, 5.75% due 6/30/2048	1,000,000	1,035,720
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 57

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Pennsylvania (Presbyterian Homes Obligated Group) EDFA, 4.00% due 7/1/2033 - 7/1/2046	$2,800,000	$ 2,356,135
[a]	Pennsylvania (Waste Management Obligated Group; Guaranty: Waste Management, Inc.) EDFA, 0.95% due 12/1/2033 (put 12/1/2026)	1,500,000	1,315,297
	Pennsylvania Turnpike Commission (Highway Improvements), Series A-1, 5.00% due 12/1/2037	750,000	768,950
	Philadelphia Gas Works Co., Series 15, 5.00% due 8/1/2047	1,000,000	977,028
	School District of Philadelphia (State Aid Witholding) GO, Series A, 5.00% due 9/1/2038	100,000	101,466
	Rhode Island — 0.1%
	Pawtucket Housing Authority, 5.50% due 9/1/2024	250,000	250,231
	South Carolina — 1.4%
[a]	Patriots Energy Group Financing Agency (Guaranty: Goldman Sachs Group, Inc.), Series A1, 5.25% due 10/1/2054 (put 8/1/2031)	3,000,000	3,014,976
[a]	South Carolina Jobs-EDA (Guaranty: International Paper Co.) AMT, Series A, 4.00% due 4/1/2033 (put 4/1/2026)	1,000,000	982,113
	Tennessee — 1.0%
	Shelby County Health, Educational and Housing Facility (Methodist Le Bonheur Healthcare), Series A, 5.00% due 5/1/2036	1,000,000	1,012,240
	Tennessee Energy Acquisition Corp. (The Gas Project; Guaranty: Goldman Sachs Group, Inc.), Series A, 5.25% due 9/1/2024	500,000	501,046
[a]	Tennessee Energy Acquisition Corp. (The Tennessee Energy Acquisition Corp.; Guaranty: Goldman Sachs Group, Inc.), Series A, 5.00% due 5/1/2052 (put 11/1/2031)	1,500,000	1,496,788
	Texas — 7.1%
	City of Austin Airport System Revenue AMT, 5.00% due 11/15/2038	2,000,000	2,009,286
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2031	1,930,000	1,959,045
	City of Houston (Combined Utility System), Series D, 5.00% due 11/15/2028	2,500,000	2,530,337
	City of Houston Airport System Revenue AMT, Series A, 4.00% due 7/1/2040	1,500,000	1,303,208
[a]	Denton (Insured: PSF-GTD) ISD GO, Series B, 2.00% due 8/1/2044 (pre-refunded 8/1/2024)	65,000	63,890
	Greater Texas Cultural Education Facilities Finance Corp. (Fort County Bend), Series A, 4.00% due 3/1/2040 - 3/1/2041	2,000,000	1,815,675
	Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System Obligated Group), Series A, 5.00% due 7/1/2052	1,500,000	1,510,813
	Matagorda County Navigation District No. 1 (AEP Texas, Inc.) AMT, 4.25% due 5/1/2030	1,350,000	1,305,127
[a]	Mission Economic Development Corp. (Waste Management, Inc.; Guaranty: Waste Management Holdings) AMT, Series A, 4.25% due 6/1/2048 (put 6/3/2024)	1,000,000	995,484
	Newark Higher Education Finance Corp. (Hughen Center, Inc.; Insured: PSF-GTD), Series A, 5.00% due 8/15/2052	500,000	501,964
	North Texas Tollway Authority (NTTA System), Series A, 5.00% due 1/1/2034	750,000	822,368
	Texas Municipal Gas Acquisition & Supply Corp. III (Guaranty: Macquarie Group Ltd.), 5.00% due 12/15/2029	1,435,000	1,418,180
	Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) AMT, 5.50% due 12/31/2058	850,000	868,394
	Texas State Technical College (Insured: AGM), Series A, 5.75% due 8/1/2047	545,000	584,813
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2034	3,000,000	3,016,221
	U. S. Virgin Islands — 0.2%
	Matching Fund Special Purpose Securitization Corp., Series A, 5.00% due 10/1/2025	500,000	498,650
	Utah — 0.7%
	Utah Charter School Finance Authority (Summit Academy, Inc.), Series A, 5.00% due 4/15/2039 - 4/15/2049	1,200,000	1,158,282
	Utah Transit Authority (Integrated Mass Transit System), Series A, 5.00% due 6/15/2033 (pre-refunded 6/15/2025)	1,000,000	1,019,665
	Virginia — 1.5%
	Henrico County (Westminster-Canterbury Corp. Obligated Group) EDA, Series A, 5.00% due 10/1/2052	1,000,000	916,700
[a]	Roanoke (Carilion Clinic Obligated Group) EDA, Series D, 5.00% due 7/1/2053 (put 7/1/2030)	1,000,000	1,068,824
	Virginia Housing Development Authority, Series D, 4.70% due 8/1/2048	1,500,000	1,379,852
[a]	Virginia Small Business Financing Authority (Pure Salmon Virginia LLC) AMT, 3.50% due 11/1/2052 (put 11/1/2023)	1,000,000	999,124
	Washington — 1.9%
	Washington Health Care Facilities Authority (CommonSpirit Health Obligated Group), Series A2, 5.00% due 8/1/2044	1,000,000	970,406
	Washington Higher Education Facilities Authority (Seattle Pacific University), Series A, 5.00% due 10/1/2038 - 10/1/2040	3,340,000	3,094,056
	Washington State Housing Finance Commission (Eastside Retirement Association Obligated Group),
	Series A, 5.00% due 7/1/2048	1,000,000	921,381
	Series B-1, 4.75% due 7/1/2027	700,000	700,155
	West Virginia — 0.5%
[a]	West Virginia (Kentucky Power Co.) EDA AMT, Series A, 4.70% due 4/1/2036 (put 6/17/2026)	1,550,000	1,547,890
	Wisconsin — 1.9%
[a]	Public Finance Authority (Duke Energy Progress LLC) AMT, Series B, 4.00% due 10/1/2046 (put 10/1/2030)	1,000,000	992,942
	Public Finance Authority (National Senior Communities Obligated Group), 4.00% due 1/1/2027	870,000	845,823
	Public Finance Authority (National Senior Community Obligated Group), 4.00% due 1/1/2047	1,000,000	765,466
	Public Finance Authority (Texas Biomedical Research Institute), Series A, 4.00% due 6/1/2039	245,000	209,711
	Public Finance Authority (United Methodist Retirement Homes, Inc. Obligated Group), Series A, 4.00% due 10/1/2035 - 10/1/2046	2,800,000	2,200,180
	Wisconsin Health & Educational Facilities Authority (HOPE Christian Schools Obligated Group), 4.00% due 12/1/2056	750,000	455,061
	Total Long-Term Municipal Bonds — 97.2% (Cost $293,363,872)		285,176,590
	Short-Term Municipal Bonds — 3.6%
58 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Kentucky — 1.6%
	County of Meade (Nucor Corp.) AMT,
[a]	Series A-1, 5.22% due 8/1/2061 (put 10/2/2023)	$4,050,000	$ 4,050,000
[a]	Series A-2, 5.22% due 7/1/2060 (put 10/2/2023)	550,000	550,000
	New York — 2.0%
[a]	City of New York (SPA Barclays Bank plc) GO, Series B-5, 4.80% due 10/1/2046 (put 10/2/2023)	3,000,000	3,000,000
[a]	Metropolitan Transportation Authority (LOC Barclays Bank plc), Series 2012G-1, 4.80% due 11/1/2032 (put 10/2/2023)	3,000,000	3,000,000
	Total Short-Term Municipal Bonds — 3.6% (Cost $10,600,000)		10,600,000
	Total Investments — 100.8% (Cost $303,963,872)		$295,776,590
	Liabilities Net of Other Assets — (0.8)%		(2,285,993)
	Net Assets — 100.0%		$293,490,597

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2023.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2023, the aggregate value of these securities in the Fund’s portfolio was $10,875,476, representing 3.71% of the Fund’s net assets.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
DFA	Development Finance Authority/Agency
EDA	Economic Development Authority
EDFA	Economic Development Financing Authority
ETM	Escrowed to Maturity
FNMA	Collateralized by Federal National Mortgage Association
GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority/Agency
ISD	Independent School District
LOC	Letter of Credit
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund
SONYMA	State of New York Mortgage Agency
SPA	Stand-by Purchase Agreement
TCRS	Transferable Custodial Receipts
USD	Unified School District
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 59

Statements of Assets and Liabilities
September 30, 2023
	THORNBURG SHORT DURATION MUNICIPAL FUND	THORNBURG LIMITED TERM MUNICIPAL FUND	THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND
ASSETS
Investment in securities, at cost	$ 140,529,748	$ 2,981,506,511	$ 274,671,688	$ 110,304,309
Investments at value	138,760,459	2,929,180,596	269,733,978	106,777,400
Cash	153,221	389,207	5,948,176	49,454
Receivable for investments sold	4,025,815	31,391,690	4,520,000	-
Receivable for fund shares sold	-	4,258,191	241,157	2,669
Principal and interest receivable	1,644,252	36,308,972	3,257,220	1,416,370
Prepaid expenses and other assets	10,250	53,159	12,833	9,978
Total Assets	144,593,997	3,001,581,815	283,713,364	108,255,871
Liabilities
Payable for investments purchased	-	13,658,587	7,249,235	-
Payable for fund shares redeemed	33,335	6,566,380	791,312	73,809
Payable to investment advisor and other affiliates	40,406	1,344,837	119,464	77,333
Accounts payable and accrued expenses	69,082	1,308,646	137,320	68,295
Dividends payable	142,815	624,651	83,655	10,160
Total Liabilities	285,638	23,503,101	8,380,986	229,597
Net Assets	$ 144,308,359	$ 2,978,078,714	$ 275,332,378	$ 108,026,274
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 153,300,098	$ 3,272,273,429	$ 297,787,472	$ 116,104,506
Accumulated loss	(8,991,739)	(294,194,715)	(22,455,094)	(8,078,232)
Net Assets	$ 144,308,359	$ 2,978,078,714	$ 275,332,378	$ 108,026,274
60   |  Thornburg Municipal Funds Annual Report

Statements of Assets and Liabilities, Continued
September 30, 2023
	THORNBURG SHORT DURATION MUNICIPAL FUND	THORNBURG LIMITED TERM MUNICIPAL FUND	THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 13,585,101	$ 611,337,886	$ 67,312,364	$ 46,699,315
Shares outstanding	1,155,438	46,364,741	5,357,201	3,887,379
Net asset value and redemption price per share	$ 11.76	$ 13.19	$ 12.56	$ 12.01
Maximum offering price per share (net asset value, plus 2.25% of offering price)	$ 12.03	$ 13.49	$ 12.85	$ 12.26 *
Class C Shares:
Net assets applicable to shares outstanding	-	59,651,534	2,897,049	-
Shares outstanding	-	4,515,887	230,378	-
Net asset value and redemption price per share**	-	13.21	12.58	-
Class C2 Shares:
Net assets applicable to shares outstanding	-	3,516,213	140,972	-
Shares outstanding	-	266,135	11,212	-
Net asset value and redemption price per share**	-	13.21	12.57	-
Class D Shares:
Net assets applicable to shares outstanding	-	-	-	8,890,553
Shares outstanding	-	-	-	739,744
Net asset value and redemption price per share	-	-	-	12.02
Class I Shares:
Net assets applicable to shares outstanding	130,723,258	2,303,573,081	204,981,993	52,436,406
Shares outstanding	11,122,806	174,687,587	16,297,232	4,367,000
Net asset value and redemption price per share	11.75	13.19	12.58	12.01

*	Net asset value, plus 2.00% of offering price.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Municipal Funds Annual Report  |  61

Statements of Assets and Liabilities, Continued
September 30, 2023
	THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	THORNBURG INTERMEDIATE MUNICIPAL FUND	THORNBURG STRATEGIC MUNICIPAL INCOME FUND
ASSETS
Investment in securities, at cost	$ 25,202,783	$ 868,252,345	$ 303,963,872
Investments at value	24,646,097	853,347,131	295,776,590
Cash	356,504	4,840,829	-
Receivable for investments sold	-	10,437,543	55,000
Receivable for fund shares sold	89,545	2,595,028	493,631
Principal and interest receivable	347,373	11,591,784	4,059,899
Prepaid expenses and other assets	7,147	55,220	21,677
Total Assets	25,446,666	882,867,535	300,406,797
Liabilities
Payable for investments purchased	-	15,642,003	4,385,589
Payable for fund shares redeemed	163,693	1,819,777	2,255,562
Payable to investment advisor and other affiliates	7,253	433,038	119,970
Accounts payable and accrued expenses	57,348	166,773	142,832
Dividends payable	9,283	332,820	12,247
Total Liabilities	237,577	18,394,411	6,916,200
Net Assets	$ 25,209,089	$ 864,473,124	$ 293,490,597
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 27,107,931	$ 916,854,469	$ 324,787,589
Accumulated loss	(1,898,842)	(52,381,345)	(31,296,992)
Net Assets	$ 25,209,089	$ 864,473,124	$ 293,490,597
62   |  Thornburg Municipal Funds Annual Report

Statements of Assets and Liabilities, Continued
September 30, 2023
	THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	THORNBURG INTERMEDIATE MUNICIPAL FUND	THORNBURG STRATEGIC MUNICIPAL INCOME FUND
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 13,096,054	$ 262,957,299	$ 60,908,307
Shares outstanding	1,128,485	20,677,755	4,550,197
Net asset value and redemption price per share	$ 11.60	$ 12.72	$ 13.39
Maximum offering price per share (net asset value, plus 2.00% of offering price)	$ 11.84	$ 12.98	$ 13.66
Class C Shares:
Net assets applicable to shares outstanding	-	16,306,287	4,998,148
Shares outstanding	-	1,280,748	372,985
Net asset value and redemption price per share**	-	12.73	13.40
Class C2 Shares:
Net assets applicable to shares outstanding	-	1,501,488	-
Shares outstanding	-	117,913	-
Net asset value and redemption price per share**	-	12.73	-
Class I Shares:
Net assets applicable to shares outstanding	12,113,035	583,708,050	227,584,142
Shares outstanding	1,043,715	45,959,081	16,986,463
Net asset value and redemption price per share	11.61	12.70	13.40

**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Municipal Funds Annual Report  |  63

Statements of Operations
Year Ended September 30, 2023
	THORNBURG SHORT DURATION MUNICIPAL FUND	THORNBURG LIMITED TERM MUNICIPAL FUND	THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND
INVESTMENT INCOME
Interest income	$ 5,209,358	$ 107,604,219	$ 9,556,052	$ 3,377,745
EXPENSES
Investment management fees	689,618	10,472,320	1,596,256	582,650
Administration fees	152,451	3,035,368	282,330	103,036
Distribution and service fees
Class A Shares	32,670	1,720,237	181,407	127,052
Class C Shares	-	370,422	21,802	-
Class C2 Shares	-	28,055	922	-
Class D Shares	-	-	-	49,490
Transfer agent fees
Class A Shares	28,394	435,167	38,736	35,678
Class C Shares	-	31,175	6,382	-
Class C2 Shares	-	6,060	3,318	-
Class D Shares	-	-	-	9,109
Class I Shares	34,272	2,387,484	165,329	26,133
Registration and filing fees
Class A Shares	20,856	47,007	10,183	9,829
Class C Shares	-	12,099	6,137	-
Class C2 Shares	-	19,958	6,225	-
Class D Shares	-	-	-	6,538
Class I Shares	31,200	75,735	13,326	7,484
Custodian fees	52,031	219,269	55,400	39,124
Professional fees	48,422	90,296	50,304	47,683
Trustee and officer fees	11,697	245,164	22,534	7,878
Other expenses	12,152	252,725	25,914	10,896
Total Expenses	1,113,763	19,448,541	2,486,505	1,062,580
Less:
Expenses reimbursed	(219,071)	(18,553)	(531,530)	(62,783)
Investment management fees waived	-	-	(185,376)	-
Net Expenses	894,692	19,429,988	1,769,599	999,797
Net Investment Income (Loss)	$ 4,314,666	$ 88,174,231	$ 7,786,453	$ 2,377,948
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)	(1,499,341)	(65,366,632)	(6,411,427)	(2,676,994)
Net change in unrealized appreciation (depreciation)	1,661,186	62,076,109	6,686,800	2,278,602
Net Realized and Unrealized Gain (Loss)	161,845	(3,290,523)	275,373	(398,392)
Change in Net Assets Resulting from Operations	$ 4,476,511	$ 84,883,708	$ 8,061,826	$ 1,979,556
See notes to financial statements.
64   |  Thornburg Municipal Funds Annual Report

Statements of Operations, Continued
Year Ended September 30, 2023
	THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	THORNBURG INTERMEDIATE MUNICIPAL FUND	THORNBURG STRATEGIC MUNICIPAL INCOME FUND
INVESTMENT INCOME
Interest income	$ 907,469	$ 34,283,640	$ 12,033,659
EXPENSES
Investment management fees	136,866	4,282,063	2,280,964
Administration fees	24,204	792,130	268,869
Distribution and service fees
Class A Shares	36,059	692,001	157,087
Class C Shares	-	114,948	37,198
Class C2 Shares	-	9,718	-
Transfer agent fees
Class A Shares	18,336	148,160	56,366
Class C Shares	-	14,318	8,739
Class C2 Shares	-	4,254	-
Class I Shares	18,937	383,317	256,365
Registration and filing fees
Class A Shares	9,614	46,939	24,246
Class C Shares	-	16,952	17,947
Class C2 Shares	-	14,143	-
Class I Shares	9,575	60,985	27,357
Custodian fees	28,424	93,523	59,601
Professional fees	46,547	57,479	53,181
Trustee and officer fees	1,775	59,028	20,027
Other expenses	5,612	52,988	22,547
Total Expenses	335,949	6,842,946	3,290,494
Less:
Expenses reimbursed	(70,780)	(1,303,768)	(673,640)
Investment management fees waived	(35,613)	-	(641,482)
Net Expenses	229,556	5,539,178	1,975,372
Net Investment Income (Loss)	$ 677,913	$ 28,744,462	$ 10,058,287
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)	(342,396)	(12,731,956)	(10,961,557)
Net change in unrealized appreciation (depreciation)	212,562	6,007,875	8,710,314
Net Realized and Unrealized Gain (Loss)	(129,834)	(6,724,081)	(2,251,243)
Change in Net Assets Resulting from Operations	$ 548,079	$ 22,020,381	$ 7,807,044
See notes to financial statements.
Thornburg Municipal Funds Annual Report  |  65

Statements of Changes in Net Assets

	THORNBURG SHORT DURATION MUNICIPAL FUND		THORNBURG LIMITED TERM MUNICIPAL FUND
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 4,314,666	$ 1,494,141	$ 88,174,231	$ 81,855,713
Net realized gain (loss)	(1,499,341)	(3,498,912)	(65,366,632)	(134,960,930)
Net change in unrealized appreciation (depreciation)	1,661,186	(4,388,542)	62,076,109	(304,697,072)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,476,511	(6,393,313)	84,883,708	(357,802,289)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(374,436)	(112,895)	(16,547,402)	(13,360,683)
Class C Shares	-	-	(1,596,072)	(1,485,783)
Class C2 Shares	-	-	(81,757)	(53,216)
Class I Shares	(3,940,027)	(1,381,252)	(69,956,736)	(67,125,973)
FUND SHARE TRANSACTIONS
Class A Shares	(6,545,486)	4,479,162	(142,496,782)	(144,311,223)
Class C Shares	-	-	(31,507,397)	(45,234,960)
Class C2 Shares	-	-	(1,181,993)	(293,602)
Class I Shares	(18,282,140)	(23,194,614)	(856,389,436)	(990,458,748)
Net Increase (Decrease) in Net Assets	(24,665,578)	(26,602,912)	(1,034,873,867)	(1,620,126,477)
NET ASSETS
Beginning of Year	168,973,937	195,576,849	4,012,952,581	5,633,079,058
End of Year	$ 144,308,359	$ 168,973,937	$ 2,978,078,714	$ 4,012,952,581
See notes to financial statements.
66   |  Thornburg Municipal Funds Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND		THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 7,786,453	$ 6,448,964	$ 2,377,948	$ 2,202,141
Net realized gain (loss)	(6,411,427)	(6,550,583)	(2,676,994)	(577,678)
Net change in unrealized appreciation (depreciation)	6,686,800	(26,787,872)	2,278,602	(13,363,891)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,061,826	(26,889,491)	1,979,556	(11,739,428)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(1,638,746)	(1,196,853)	(972,353)	(911,306)
Class C Shares	(85,110)	(80,015)	-	-
Class C2 Shares	(2,826)	(1,787)	-	-
Class D Shares	-	-	(164,159)	(146,529)
Class I Shares	(6,049,751)	(5,172,330)	(1,247,241)	(1,137,193)
FUND SHARE TRANSACTIONS
Class A Shares	(11,698,219)	(15,733,474)	(6,615,029)	(10,340,532)
Class C Shares	(3,111,724)	(3,035,388)	-	-
Class C2 Shares	12,376	(6,688)	-	-
Class D Shares	-	-	(1,477,519)	(1,313,907)
Class I Shares	(72,022,974)	(64,598,345)	(4,924,956)	(2,243,160)
Net Increase (Decrease) in Net Assets	(86,535,148)	(116,714,371)	(13,421,701)	(27,832,055)
NET ASSETS
Beginning of Year	361,867,526	478,581,897	121,447,975	149,280,030
End of Year	$ 275,332,378	$ 361,867,526	$ 108,026,274	$ 121,447,975
See notes to financial statements.
Thornburg Municipal Funds Annual Report  |  67

Statements of Changes in Net Assets, Continued

	THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND		THORNBURG INTERMEDIATE MUNICIPAL FUND
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 677,913	$ 777,003	$ 28,744,462	$ 23,492,905
Net realized gain (loss)	(342,396)	(504,497)	(12,731,956)	(14,517,395)
Net change in unrealized appreciation (depreciation)	212,562	(3,062,592)	6,007,875	(90,410,124)
Net Increase (Decrease) in Net Assets Resulting from Operations	548,079	(2,790,086)	22,020,381	(81,434,614)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(335,662)	(386,248)	(8,456,757)	(7,123,328)
Class C Shares	-	-	(512,526)	(575,688)
Class C2 Shares	-	-	(40,311)	(34,430)
Class I Shares	(342,326)	(390,755)	(19,698,247)	(15,786,512)
FUND SHARE TRANSACTIONS
Class A Shares	(2,041,154)	(6,758,106)	(7,187,354)	(22,336,360)
Class C Shares	-	-	(5,698,642)	(9,114,503)
Class C2 Shares	-	-	1,826	(149,000)
Class I Shares	(2,455,088)	(4,178,192)	32,482,766	(42,613,169)
Net Increase (Decrease) in Net Assets	(4,626,151)	(14,503,387)	12,911,136	(179,167,604)
NET ASSETS
Beginning of Year	29,835,240	44,338,627	851,561,988	1,030,729,592
End of Year	$ 25,209,089	$ 29,835,240	$ 864,473,124	$ 851,561,988
See notes to financial statements.
68   |  Thornburg Municipal Funds Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG STRATEGIC MUNICIPAL INCOME FUND
	Year Ended September 30, 2023	Year Ended September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 10,058,287	$ 7,973,037
Net realized gain (loss)	(10,961,557)	(10,503,946)
Net change in unrealized appreciation (depreciation)	8,710,314	(36,267,654)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,807,044	(38,798,563)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(1,982,075)	(1,335,667)
Class C Shares	(164,395)	(177,079)
Class I Shares	(7,913,674)	(6,466,334)
FUND SHARE TRANSACTIONS
Class A Shares	5,667,489	(983,259)
Class C Shares	(3,326,832)	(2,031,617)
Class I Shares	(7,458,735)	(25,189,694)
Net Increase (Decrease) in Net Assets	(7,371,178)	(74,982,213)
NET ASSETS
Beginning of Year	300,861,775	375,843,988
End of Year	$ 293,490,597	$ 300,861,775
See notes to financial statements.
Thornburg Municipal Funds Annual Report  |  69

Notes to Financial Statements
September 30, 2023
NOTE 1 – ORGANIZATION
Thornburg Short Duration Municipal Fund (“Short Duration Municipal Fund”), Thornburg Limited Term Municipal Fund (“Limited Term Municipal Fund”), Thornburg California Limited Term Municipal Fund (“Limited Term California Fund”), Thornburg New Mexico Intermediate Municipal Fund (“Intermediate New Mexico Fund”), Thornburg New York Intermediate Municipal Fund (“Intermediate New York Fund”), Thornburg Intermediate Municipal Fund (“Intermediate Municipal Fund”) and Thornburg Strategic Municipal Income Fund (“Strategic Municipal Income Fund”), collectively the "Funds", are series of Thornburg Investment Trust (the “Trust”). The Short Duration Municipal Fund, Limited Term Municipal Fund, Limited Term California Fund, Intermediate Municipal Fund, and Strategic Municipal Income Fund are diversified. The Intermediate New Mexico Fund and Intermediate New York Fund are non-diversified. The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). As of September 30, 2023, the Funds are currently seven of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it.
Short Duration Municipal Fund: The Fund’s investment goal is to seek current income exempt from federal income tax, consistent with preservation of capital. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, interest rate risk, liquidity risk, management risk, market and economic risk, and redemption risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Limited Term Municipal Fund: The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with preservation of capital. The Fund’s secondary goal is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, interest rate risk, liquidity risk, management risk, market and economic risk, and redemption risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Limited Term California Fund: The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal and California state individual income taxes as is consistent, in the view of the Advisor, with preservation of capital. The Fund’s secondary goal is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, interest rate risk, liquidity risk, management risk, market and economic risk, redemption risk, and single state risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Intermediate New Mexico Fund: The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal and New Mexico state individual income taxes as is consistent, in the view of the Advisor, with preservation of capital. The Fund’s secondary goal is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, interest rate risk, liquidity risk, management risk, market and economic risk, non-diversification risk, redemption risk, and single state risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Intermediate New York Fund: The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal, New York State, and New York City individual income taxes as is consistent, in the view of the Advisor, with preservation of capital. The Fund’s secondary goal is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, interest rate risk, liquidity risk, management risk, market and economic risk, non-diversification risk, redemption risk, and single state risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Intermediate Municipal Fund: The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Advisor, with preservation of capital. The Fund’s secondary goal is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, interest rate risk, liquidity risk, management risk, market and economic risk, and redemption risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
Strategic Municipal Income Fund: The Fund’s investment goal is to seek a high level of current income exempt from federal individual income tax. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, high yield risk, interest rate risk, liquidity risk, management risk, market and economic risk, and redemption risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
70   |  Thornburg Municipal Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2023
As of September 30, 2023, the Funds each currently offer up to four classes of shares of beneficial interest.
Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class C2 shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (v) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, transfer agent fees, and certain registration and filing fees.
At September 30, 2023, the following classes of shares are offered in each respective Fund:
	Class A	Class C	Class C2	Class D	Class I
Short Duration Municipal Fund	X				X
Limited Term Municipal Fund	X	X	X		X
Limited Term California Fund	X	X	X		X
Intermediate New Mexico Fund	X			X	X
Intermediate New York Fund	X				X
Intermediate Municipal Fund	X	X	X		X
Strategic Municipal Income Fund	X	X			X
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by each of the Funds in the preparation of its financial statements. Each Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated daily among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Security Valuation: All investments in securities held by the Funds are valued as described in Note 3.
Thornburg Municipal Funds Annual Report  |  71

Notes to Financial Statements, Continued
September 30, 2023
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent the Funds engage in such transactions, they will do so for the purpose of acquiring portfolio investments consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Funds make a commitment to purchase an investment on a when-issued or delayed delivery basis, the Funds will record the transaction and reflect the value in determining its net asset value. Pursuant to current U.S. Securities and Exchange Commission (“SEC”) guidance, a transaction involving a when-issued security will not be deemed to involve a senior security as long as the Funds intend to settle the transaction physically and the transaction settles within 35 days. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2023 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Funds’ portfolio investment securities is performed by the Advisor, which has been designated by the Trustees of the Trust (the "Trustees") as the Funds’ “valuation designee,” as that term is defined in rule 2a-5 under the 1940 Act. The Advisor performs this valuation function under the supervision of the Trustees and in accordance with policies and procedures that have been adopted by the Advisor and approved by the Trustees (the “Valuation Policy and Procedures”).
In its capacity as the Funds’ valuation designee, the Advisor makes good faith determinations of the fair value of portfolio securities for which market quotations are not readily available, and otherwise complies with and administers the Valuation Policy and Procedures. The Advisor performs those functions in significant measure through its Valuation and Pricing Committee (the “Committee”), though the Advisor may also obtain the assistance of others, including professional pricing service providers selected and approved by the Committee. In accordance with the Valuation Policy and Procedures, the Committee: assesses and manages the material risks associated with determining the fair value of those Fund investments for which market quotations are not readily available; selects and applies methodologies for determining and calculating such fair values; periodically reviews and tests the appropriateness and accuracy of those methodologies; monitors for circumstances that may necessitate the use of fair value; and approves, monitors, and evaluates pricing services engaged to provide evaluated prices for the Funds’ investments. The Committee provides reports on its activities to the Trustees’ Audit Committee, which is responsible for overseeing the Committee’s and the Advisor’s work in discharging the functions under the Valuation Policy and Procedures.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculation valuations, but also may utilize prices obtained from pricing service providers or other methods selected by the Committee. Because fair values calculated by the Committee are estimates, the calculation of a fair value for an investment may differ from the price that would be realized by the Funds upon a sale of the investment, and the difference could be material to the Funds’ financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee may calculate a fair value for the obligation using alternative methods selected and approved by the Committee. Additionally, in cases when the Committee believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee may calculate a fair value for the obligation using an alternative method selected and approved by the Committee.
Valuation Hierarchy: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
72   |  Thornburg Municipal Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2023
Various inputs are used in calculating valuations for the Funds’ investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Funds are typically calculated by pricing service providers approved by the Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following tables display a summary of the fair value hierarchy measurements of each Fund’s investments as of September 30, 2023:
SHORT DURATION MUNICIPAL FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 134,060,459	$ —	$ 134,060,459	$ —
Short-Term Municipal Bonds	4,700,000	—	4,700,000	—
Total Investments in Securities	$ 138,760,459	$ —	$ 138,760,459	$ —
Total Assets	$ 138,760,459	$ —	$ 138,760,459	$ —
LIMITED TERM MUNICIPAL FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 2,832,010,596	$ —	$ 2,832,010,596	$ —
Short-Term Municipal Bonds	97,170,000	—	97,170,000	—
Total Investments in Securities	$ 2,929,180,596	$ —	$ 2,929,180,596	$ —
Total Assets	$ 2,929,180,596	$ —	$ 2,929,180,596	$ —
LIMITED TERM CALIFORNIA FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 259,333,978	$ —	$ 259,333,978	$ —
Short-Term Municipal Bonds	10,400,000	—	10,400,000	—
Total Investments in Securities	$ 269,733,978	$ —	$ 269,733,978	$ —
Total Assets	$ 269,733,978	$ —	$ 269,733,978	$ —
INTERMEDIATE NEW MEXICO FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 104,777,400	$ —	$ 104,777,400	$ —
Short-Term Municipal Bonds	2,000,000	—	2,000,000	—
Total Investments in Securities	$ 106,777,400	$ —	$ 106,777,400	$ —
Total Assets	$ 106,777,400	$ —	$ 106,777,400	$—
Thornburg Municipal Funds Annual Report  |  73

Notes to Financial Statements, Continued
September 30, 2023
INTERMEDIATE NEW YORK FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 24,646,097	$ —	$ 24,646,097	$ —
Total Investments in Securities	$ 24,646,097	$ —	$ 24,646,097	$ —
Total Assets	$ 24,646,097	$ —	$ 24,646,097	$ —
INTERMEDIATE MUNICIPAL FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 811,782,131	$ —	$ 811,782,131	$ —
Short-Term Municipal Bonds	41,565,000	—	41,565,000	—
Total Investments in Securities	$ 853,347,131	$ —	$ 853,347,131	$ —
Total Assets	$ 853,347,131	$ —	$ 853,347,131	$ —
STRATEGIC MUNICIPAL INCOME FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 285,176,590	$ —	$ 285,176,590	$ —
Short-Term Municipal Bonds	10,600,000	—	10,600,000	—
Total Investments in Securities	$ 295,776,590	$ —	$ 295,776,590	$ —
Total Assets	$ 295,776,590	$ —	$ 295,776,590	$—
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement with the Trust, the Advisor serves as the investment advisor and performs advisory services for the Funds for which the Advisor’s management fees are payable at the end of each month. Under the investment advisory agreement, each Fund pays the Advisor a management fee based on the average daily net assets of that Fund at an annual rate as shown in the following table:
SHORT DURATION MUNICIPAL FUND		LIMITED TERM MUNICIPAL FUND, LIMITED TERM CALIFORNIA FUND		INTERMEDIATE NEW MEXICO FUND, INTERMEDIATE NEW YORK FUND, INTERMEDIATE MUNICIPAL FUND		STRATEGIC MUNICIPAL INCOME FUND
DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE
Up to $1 billion	0.400%	Up to $500 million	0.500%	Up to $500 million	0.500%	Up to $500 million	0.750%
Next $500 million	0.300	Next $500 million	0.400	Next $500 million	0.450	Next $500 million	0.675
Next $500 million	0.250	Next $500 million	0.300	Next $500 million	0.400	Next $500 million	0.625
Over $2 billion	0.225	Next $500 million	0.250	Next $500 million	0.350	Next $500 million	0.575
		Over $2 billion	0.225	Over $2 billion	0.275	Over $2 billion	0.500
The Funds’ effective management fees, calculated on the basis of the Funds’ average daily net assets (before applicable management fee waivers) for the year ended September 30, 2023 were as shown in the following table. Total management fees incurred by the Funds for the year ended September 30, 2023 are set forth in the Statement of Operations.
74  |  Thornburg Municipal Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2023
Effective Management Fee
Short Duration Municipal Fund	0.400%
Limited Term Municipal Fund	0.305
Limited Term California Fund	0.500
Intermediate New Mexico Fund	0.500
Intermediate New York Fund	0.500
Intermediate Municipal Fund	0.478
Strategic Municipal Income Fund	0.750
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services. The administrative services fees are computed as an annual percentage of the aggregate average daily net assets of all applicable Funds in the Trust as follows:
Administrative Services Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate administrative services fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Funds. Total administrative services fees incurred by each class of shares of the Funds for the year ended September 30, 2023, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Funds’ shares. For the year ended September 30, 2023, the Distributor has advised the Funds that they earned net commissions from the sale of Class A shares and collected contingent deferred sales charges ("CDSC Fees") from redemptions of Class C and Class C2 shares as follows:
	Commissions	CDSC fees
Short Duration Municipal Fund	$ 17	$ —
Limited Term Municipal Fund	4,926	3,211
Limited Term California Fund	164	—
Intermediate New Mexico Fund	(47)	—
Intermediate New York Fund	(80)	—
Intermediate Municipal Fund	1,082	1,135
Strategic Municipal Income Fund	1,914	403
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Funds may reimburse to the Distributor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class C, Class C2 and Class I shares of the Limited Term Municipal Fund, Limited Term California Fund and Intermediate Municipal Fund, Class A, Class C, and Class I shares of the Strategic Municipal Income Fund, Class A and Class I shares of the Intermediate New York Fund and Class A, Class D and Class I shares of the Intermediate New Mexico Fund and .20 of 1% per annum of the average daily net assets attributable to the applicable Class A and Class I shares of Short Duration Municipal Fund for payments made by the Distributor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2023, there were no 12b-1 service plan fees charged for Class I. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of each Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Funds’ Class C, Class C2, and Class D shares, under which the Funds compensate the Distributor for services in promoting the sale of Class C and Class D shares of the Funds at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C of the Limited Term Municipal Fund and Limited Term California Fund and Class D shares of the Intermediate New Mexico Fund, .35 of 1% per annum of the average daily net assets attributable to Class C of the Intermediate Municipal Fund and Strategic Municipal Income Fund and .40 of 1% per annum of the average daily net assets attributed to Class C2 shares of the Limited Term Municipal Fund, Limited Term California Fund, and Intermediate
Thornburg Municipal Funds Annual Report  |  75

Notes to Financial Statements, Continued
September 30, 2023
Municipal Fund. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the year ended September 30, 2023, are set forth in the Statements of Operations.
The Advisor has contractually agreed to waive certain fees and reimburse certain expenses incurred by certain classes of the Funds. The agreement may be terminated by the Trust at any time, but may not be terminated by the Advisor before February 1, 2024 unless the Advisor ceases to be the investment advisor to the Funds prior to that date. The Advisor may recoup amounts waived or reimbursed during the year ended September 30, 2023 if, during the fiscal year, expenses fall below the contractual limit that was in place at the time these fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Funds’ total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment. Expense caps exclude taxes, interest expenses, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs.
Actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus as shown in the following table:
	Class A	Class C	Class C2	Class D	Class I
Short Duration Municipal Fund	0.70%	—%	—%	—%	0.50%
Limited Term Municipal Fund	—	—	1.24	—	—
Limited Term California Fund	0.74	1.02	1.02	—	0.49
Intermediate New Mexico Fund	0.99	—	—	1.24	0.67
Intermediate New York Fund	0.99	—	—	—	0.67
Intermediate Municipal Fund	0.77	1.14	1.14	—	0.53
Strategic Municipal Income Fund	0.81	1.28	—	—	0.59
For the year ended September 30, 2023, the Advisor contractually reimbursed certain class specific expenses and distribution fees and voluntarily waived certain expenses as follows:
Contractual:	Class A	Class C	Class C2	Class D	Class I	Total
Short Duration Municipal Fund	$ 59,101	$ —	$ —	$ —	$ 159,970	$ 219,071
Limited Term Municipal Fund	—	—	18,553	—	—	18,553
Limited Term California Fund	113,846	15,106	9,839	—	392,739	531,530
Intermediate New Mexico Fund	14,529	—	—	9,605	38,649	62,783
Intermediate New York Fund	30,825	—	—	—	39,955	70,780
Intermediate Municipal Fund	406,030	41,984	20,001	—	835,753	1,303,768
Strategic Municipal Income Fund	249,886	35,895	—	—	844,053	1,129,834
Voluntary:	Class A	Class C	Class C2	Class I	Total
Limited Term California Fund	$ 42,195	$ 2,533	$ 84	$ 140,564	$ 185,376
Intermediate New York Fund	18,778	—	—	16,835	35,613
Strategic Municipal Income Fund	38,320	3,776	—	143,192	185,288
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
As of September 30, 2023, the percentage of direct investments in the Funds held by the Trustees, officers of the Trust, and the Advisor is approximately as follows.
Percentage of Direct Investments
Short Duration Municipal Fund	76.47%
Limited Term Municipal Fund	5.29
Limited Term California Fund	—
Intermediate New Mexico Fund	17.82
Intermediate New York Fund	—
Intermediate Municipal Fund	0.28
Strategic Municipal Income Fund	8.99
76   |  Thornburg Municipal Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2023
The Funds may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2023 the Rule 17a-7 purchases, sales and gains/(losses) were as follows.
	Purchases	Sales	Realized gains/(losses)
Short Duration Municipal Fund	$ 27,534,532	$ 53,089,556	$ (982,147)
Limited Term Municipal Fund	119,079,937	76,874,146	(1,277,777)
Limited Term California Fund	8,413,644	40,681,984	(1,371,336)
Intermediate New Mexico Fund	7,428,593	10,708,258	(620,503)
Intermediate New York Fund	1,847,496	1,335,284	(107,946)
Intermediate Municipal Fund	75,220,836	19,351,362	(1,897,180)
Strategic Municipal Income Fund	16,880,698	54,374,681	(4,476,962)
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Funds. Therefore, no provision for federal income or excise tax is required.
The Funds file income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three years following a return’s filing date. The Funds have analyzed each uncertain tax position believed to be material in the preparation of the Funds’ financial statements for the fiscal year ended September 30, 2023, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Funds have not identified any such position for which an asset or liability must be reflected in the Statements of Assets and Liabilities.
At September 30, 2023, information on the tax components of capital was as follows:
	Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Short Duration Municipal Fund	$ 140,529,771	$ 46,967	$ (1,816,279)	$ (1,769,312)
Limited Term Municipal Fund	2,982,611,214	3,932,915	(57,363,533)	(53,430,618)
Limited Term California Fund	274,665,796	187,189	(5,119,007)	(4,931,818)
Intermediate New Mexico Fund	110,310,009	131,925	(3,664,534)	(3,532,609)
Intermediate New York Fund	25,202,783	37,445	(594,131)	(556,686)
Intermediate Municipal Fund	868,550,450	1,825,199	(17,028,518)	(15,203,319)
Strategic Municipal Income Fund	304,119,054	1,109,938	(9,452,402)	(8,342,464)
At September 30, 2023, the Funds had cumulative tax basis capital losses from prior fiscal years as shown on the following table, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
	Cumulative Capital Losses
	Short-Term	Long-Term
Short Duration Municipal Fund	$ 3,947,201	$ 3,275,445
Limited Term Municipal Fund	118,299,539	122,061,930
Limited Term California Fund	7,102,984	10,423,994
Intermediate New Mexico Fund	743,719	3,795,743
Intermediate New York Fund	564,813	768,060
Intermediate Municipal Fund	17,165,976	20,086,313
Strategic Municipal Income Fund	11,135,633	11,816,023
Thornburg Municipal Funds Annual Report  |  77

Notes to Financial Statements, Continued
September 30, 2023
At September 30, 2023, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Funds’ net assets as follows:
	Distributable Earnings	Net Capital Paid
Intermediate New York Fund	$ 1,365	$ (1,365)
These differences are primarily due to the tax treatment of distributions in excess of current year earnings.
At September 30, 2023 the Funds had undistributed net tax-exempt income, undistributed tax basis net ordinary income and undistributed tax basis capital gains as follows:
	Undistributed net tax exempt income	Undistributed Tax Basis Ordinary Income	Undistributed tax basis capital gains
Short Duration Municipal Fund	$ 143,033	$ —	$ —
Limited Term Municipal Fund	222,022	—	—
Limited Term California Fund	87,359	—	—
Intermediate New Mexico Fund	4,001	—	—
Intermediate Municipal Fund	407,080	—	—
Strategic Municipal Income Fund	9,375	—	—
The tax character of distributions paid for the Funds during the years ended September 30, 2023, and September 30, 2022, were as follows:
	DISTRIBUTIONS FROM:
	TAX EXEMPT INCOME		ORDINARY INCOME
	2023	2022	2023	2022
Short Duration Municipal Fund	$ 4,276,444	$ 1,488,827	$ 38,019	$ 5,320
Limited Term Municipal Fund	87,245,566	81,798,485	936,401	227,169
Limited Term California Fund	7,574,144	6,450,972	202,289	13
Intermediate New Mexico Fund	2,353,508	2,195,028	30,245	—
Intermediate New York Fund	672,810	776,157	5,178	846
Intermediate Municipal Fund	28,003,870	23,484,103	703,971	35,855
Strategic Municipal Income Fund	9,726,714	7,927,587	333,430	51,493
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At September 30, 2023, there were an unlimited number of shares of each Fund with no par value of beneficial interest authorized. Transactions in each Fund’s shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2023		YEAR ENDED September 30, 2022
SHORT DURATION MUNICIPAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	770,467	$ 9,099,088	975,910	$ 11,645,880
Shares issued to shareholders in reinvestment of dividends	30,366	360,159	9,210	110,214
Shares repurchased	(1,348,494)	(16,004,733)	(606,198)	(7,276,932)
Net increase (decrease)	(547,661)	$ (6,545,486)	378,922	$ 4,479,162
Class I Shares
Shares sold	5,612,475	$ 66,530,697	2,429,963	$ 29,269,579
Shares issued to shareholders in reinvestment of dividends	240,300	2,849,344	115,191	1,381,236
Shares repurchased	(7,389,911)	(87,662,181)	(4,427,949)	(53,845,429)
Net increase (decrease)	(1,537,136)	$ (18,282,140)	(1,882,795)	$ (23,194,614)
78   |  Thornburg Municipal Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2023
	YEAR ENDED September 30, 2023		YEAR ENDED September 30, 2022
LIMITED TERM MUNICIPAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	6,556,278	$ 88,290,088	5,797,108	$ 81,289,680
Shares issued to shareholders in reinvestment of dividends	1,121,568	15,086,727	875,385	12,136,291
Shares repurchased	(18,280,941)	(245,873,597)	(17,127,910)	(237,737,194)
Net increase (decrease)	(10,603,095)	$ (142,496,782)	(10,455,417)	$ (144,311,223)
Class C Shares
Shares sold	371,585	$ 5,009,348	563,525	$ 7,949,052
Shares issued to shareholders in reinvestment of dividends	113,301	1,526,706	102,454	1,423,360
Shares repurchased	(2,822,351)	(38,043,451)	(3,913,035)	(54,607,372)
Net increase (decrease)	(2,337,465)	$ (31,507,397)	(3,247,056)	$ (45,234,960)
Class C2 Shares
Shares sold	40,364	$ 540,715	53,307	$ 765,370
Shares issued to shareholders in reinvestment of dividends	6,067	81,756	3,845	53,211
Shares repurchased	(133,724)	(1,804,464)	(80,465)	(1,112,183)
Net increase (decrease)	(87,293)	$ (1,181,993)	(23,313)	$ (293,602)
Class I Shares
Shares sold	63,184,332	$ 850,921,981	94,507,639	$ 1,312,091,500
Shares issued to shareholders in reinvestment of dividends	4,723,244	63,533,966	4,500,680	62,501,234
Shares repurchased	(131,709,944)	(1,770,845,383)	(170,819,676)	(2,365,051,482)
Net increase (decrease)	(63,802,368)	$ (856,389,436)	(71,811,357)	$ (990,458,748)
	YEAR ENDED September 30, 2023		YEAR ENDED September 30, 2022
LIMITED TERM CALIFORNIA FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	432,078	$ 5,528,145	472,185	$ 6,236,465
Shares issued to shareholders in reinvestment of dividends	111,835	1,428,549	79,155	1,037,091
Shares repurchased	(1,457,276)	(18,654,913)	(1,745,136)	(23,007,030)
Net increase (decrease)	(913,363)	$ (11,698,219)	(1,193,796)	$ (15,733,474)
Class C Shares
Shares sold	12,919	$ 164,839	63,476	$ 850,420
Shares issued to shareholders in reinvestment of dividends	5,392	68,954	5,128	67,292
Shares repurchased	(261,563)	(3,345,517)	(298,997)	(3,953,100)
Net increase (decrease)	(243,252)	$ (3,111,724)	(230,393)	$ (3,035,388)
Class C2 Shares
Shares sold	789	$ 9,993	16,391	$ 213,745
Shares issued to shareholders in reinvestment of dividends	221	2,825	137	1,781
Shares repurchased	(34)	(442)	(17,170)	(222,214)
Net increase (decrease)	976	$ 12,376	(642)	$ (6,688)
Thornburg Municipal Funds Annual Report  |  79

Notes to Financial Statements, Continued
September 30, 2023
	YEAR ENDED September 30, 2023		YEAR ENDED September 30, 2022
LIMITED TERM CALIFORNIA FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	6,688,914	$ 85,430,741	13,576,399	$ 177,388,306
Shares issued to shareholders in reinvestment of dividends	416,213	5,322,522	330,827	4,341,694
Shares repurchased	(12,736,859)	(162,776,237)	(18,811,651)	(246,328,345)
Net increase (decrease)	(5,631,732)	$ (72,022,974)	(4,904,425)	$ (64,598,345)
	YEAR ENDED September 30, 2023		YEAR ENDED September 30, 2022
INTERMEDIATE NEW MEXICO FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	131,430	$ 1,630,549	79,250	$ 1,025,276
Shares issued to shareholders in reinvestment of dividends	72,302	890,105	64,939	829,879
Shares repurchased	(743,503)	(9,135,683)	(943,150)	(12,195,687)
Net increase (decrease)	(539,771)	$ (6,615,029)	(798,961)	$ (10,340,532)
Class D Shares
Shares sold	4,130	$ 51,433	24,057	$ 319,190
Shares issued to shareholders in reinvestment of dividends	11,529	142,000	10,163	129,833
Shares repurchased	(135,532)	(1,670,952)	(137,795)	(1,762,930)
Net increase (decrease)	(119,873)	$ (1,477,519)	(103,575)	$ (1,313,907)
Class I Shares
Shares sold	357,813	$ 4,431,166	418,154	$ 5,424,025
Shares issued to shareholders in reinvestment of dividends	94,857	1,167,329	83,165	1,061,908
Shares repurchased	(855,053)	(10,523,451)	(681,266)	(8,729,093)
Net increase (decrease)	(402,383)	$ (4,924,956)	(179,947)	$ (2,243,160)
	YEAR ENDED September 30, 2023		YEAR ENDED September 30, 2022
INTERMEDIATE NEW YORK FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	55,967	$ 661,805	60,466	$ 754,981
Shares issued to shareholders in reinvestment of dividends	24,387	289,441	27,034	332,386
Shares repurchased	(252,591)	(2,992,400)	(641,631)	(7,845,473)
Net increase (decrease)	(172,237)	$ (2,041,154)	(554,131)	$ (6,758,106)
Class I Shares
Shares sold	375,693	$ 4,462,151	432,284	$ 5,255,005
Shares issued to shareholders in reinvestment of dividends	23,831	282,778	26,531	326,107
Shares repurchased	(609,238)	(7,200,017)	(793,699)	(9,759,304)
Net increase (decrease)	(209,714)	$ (2,455,088)	(334,884)	$ (4,178,192)
80   |  Thornburg Municipal Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2023
	YEAR ENDED September 30, 2023		YEAR ENDED September 30, 2022
INTERMEDIATE MUNICIPAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	5,073,658	$ 66,223,527	2,771,579	$ 37,472,279
Shares issued to shareholders in reinvestment of dividends	589,411	7,682,624	477,930	6,487,897
Shares repurchased	(6,218,714)	(81,093,505)	(4,878,348)	(66,296,536)
Net increase (decrease)	(555,645)	$ (7,187,354)	(1,628,839)	$ (22,336,360)
Class C Shares
Shares sold	291,664	$ 3,802,556	210,096	$ 2,891,699
Shares issued to shareholders in reinvestment of dividends	34,603	451,628	36,564	497,930
Shares repurchased	(762,674)	(9,952,826)	(919,240)	(12,504,132)
Net increase (decrease)	(436,407)	$ (5,698,642)	(672,580)	$ (9,114,503)
Class C2 Shares
Shares sold	41,998	$ 551,057	17,957	$ 243,106
Shares issued to shareholders in reinvestment of dividends	3,098	40,438	2,533	34,418
Shares repurchased	(45,707)	(589,669)	(31,386)	(426,524)
Net increase (decrease)	(611)	$ 1,826	(10,896)	$ (149,000)
Class I Shares
Shares sold	23,818,200	$ 310,040,322	22,442,021	$ 300,224,364
Shares issued to shareholders in reinvestment of dividends	1,202,918	15,662,375	962,305	13,065,184
Shares repurchased	(22,496,384)	(293,219,931)	(26,450,592)	(355,902,717)
Net increase (decrease)	2,524,734	$ 32,482,766	(3,046,266)	$ (42,613,169)
	YEAR ENDED September 30, 2023		YEAR ENDED September 30, 2022
STRATEGIC MUNICIPAL INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,778,612	$ 24,523,113	903,718	$ 13,143,587
Shares issued to shareholders in reinvestment of dividends	140,576	1,937,301	90,311	1,306,251
Shares repurchased	(1,513,130)	(20,792,925)	(1,076,456)	(15,433,097)
Net increase (decrease)	406,058	$ 5,667,489	(82,427)	$ (983,259)
Class C Shares
Shares sold	68,747	$ 942,034	225,997	$ 3,341,511
Shares issued to shareholders in reinvestment of dividends	11,464	158,006	12,014	173,935
Shares repurchased	(320,725)	(4,426,872)	(385,315)	(5,547,063)
Net increase (decrease)	(240,514)	$ (3,326,832)	(147,304)	$ (2,031,617)
Class I Shares
Shares sold	9,311,440	$ 128,025,135	13,498,846	$ 193,988,220
Shares issued to shareholders in reinvestment of dividends	572,986	7,901,463	445,270	6,452,588
Shares repurchased	(10,444,002)	(143,385,333)	(15,748,721)	(225,630,502)
Net increase (decrease)	(559,576)	$ (7,458,735)	(1,804,605)	$ (25,189,694)
Thornburg Municipal Funds Annual Report  |  81

Notes to Financial Statements, Continued
September 30, 2023
NOTE 7 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2023, the Funds had purchase and sale transactions of investments as listed in the table below (excluding short-term investments).
	Purchases	Sales
Short Duration Municipal Fund	$ 79,294,578	$ 107,911,388
Limited Term Municipal Fund	1,207,607,385	2,164,644,449
Limited Term California Fund	136,736,194	219,152,169
Intermediate New Mexico Fund	52,949,060	60,341,850
Intermediate New York Fund	10,713,002	12,190,548
Intermediate Municipal Fund	356,582,298	334,515,987
Strategic Municipal Income Fund	139,748,482	139,206,876
82   |  Thornburg Municipal Funds Annual Report

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Thornburg Municipal Funds Annual Report  |  83

Financial Highlights
Short Duration Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2023	$ 11.77	0.27	—	0.27	(0.28)	—	—	(0.28)	$ 11.76
2022	$ 12.33	0.09	(0.57)	(0.48)	(0.08)	—	—	(0.08)	$ 11.77
2021	$ 12.37	0.03	(0.04)	(0.01)	(0.03)	—	—	(0.03)	$ 12.33
2020	$ 12.36	0.13	0.01	0.14	(0.13)	—	—	(0.13)	$ 12.37
2019	$ 12.27	0.16	0.09	0.25	(0.16)	—	—	(0.16)	$ 12.36
CLASS I SHARES
2023	$ 11.76	0.30	(0.01)	0.29	(0.30)	—	—	(0.30)	$ 11.75
2022	$ 12.33	0.11	(0.57)	(0.46)	(0.11)	—	—	(0.11)	$ 11.76
2021	$ 12.36	0.06	(0.03)	0.03	(0.06)	—	—	(0.06)	$ 12.33
2020	$ 12.36	0.16	(0.01)	0.15	(0.15)	—	—	(0.15)	$ 12.36
2019	$ 12.27	0.18	0.09	0.27	(0.18)	—	—	(0.18)	$ 12.36

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.
See notes to financial statements.
84  |  Thornburg Municipal Funds Annual Report

Financial Highlights, Continued
Short Duration Municipal Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2023	2.29	0.70	1.06	2.29	56.32	$ 13,585
2022	0.71	0.70	1.10	(3.88)	89.01	$ 20,045
2021	0.27	0.70	0.98	(0.05)	34.71	$ 16,332
2020	1.04	0.70	1.03	1.14	38.44	$ 24,581
2019	1.26	0.70	0.99	2.02	33.60	$ 16,899
CLASS I SHARES
2023	2.52	0.50	0.60	2.50	56.32	$ 130,723
2022	0.88	0.50	0.58	(3.77)	89.01	$ 148,929
2021	0.46	0.50	0.65	0.23	34.71	$ 179,245
2020	1.28	0.50	0.65	1.26	38.44	$ 132,539
2019	1.47	0.50	0.64	2.22	33.60	$ 224,343
Thornburg Municipal Funds Annual Report  |  85

Financial Highlights
Limited Term Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2023	$ 13.26	0.32	(0.06)	0.26	(0.33)	—	—	(0.33)	$ 13.19
2022	$ 14.51	0.21	(1.25)	(1.04)	(0.21)	—	—	(0.21)	$ 13.26
2021	$ 14.64	0.19	(0.13)	0.06	(0.19)	—	—	(0.19)	$ 14.51
2020	$ 14.46	0.24	0.18	0.42	(0.24)	—	—	(0.24)	$ 14.64
2019	$ 14.10	0.26	0.36	0.62	(0.26)	—	—	(0.26)	$ 14.46
CLASS C SHARES
2023	$ 13.28	0.29	(0.07)	0.22	(0.29)	—	—	(0.29)	$ 13.21
2022	$ 14.53	0.17	(1.24)	(1.07)	(0.18)	—	—	(0.18)	$ 13.28
2021	$ 14.66	0.15	(0.13)	0.02	(0.15)	—	—	(0.15)	$ 14.53
2020	$ 14.48	0.20	0.18	0.38	(0.20)	—	—	(0.20)	$ 14.66
2019	$ 14.12	0.22	0.36	0.58	(0.22)	—	—	(0.22)	$ 14.48
CLASS C2 SHARES
2023	$ 13.28	0.26	(0.07)	0.19	(0.26)	—	—	(0.26)	$ 13.21
2022	$ 14.54	0.14	(1.26)	(1.12)	(0.14)	—	—	(0.14)	$ 13.28
2021 (c)	$ 14.66	0.10	(0.12)	(0.02)	(0.10)	—	—	(0.10)	$ 14.54
CLASS I SHARES
2023	$ 13.26	0.35	(0.06)	0.29	(0.36)	—	—	(0.36)	$ 13.19
2022	$ 14.51	0.24	(1.25)	(1.01)	(0.24)	—	—	(0.24)	$ 13.26
2021	$ 14.64	0.22	(0.13)	0.09	(0.22)	—	—	(0.22)	$ 14.51
2020	$ 14.46	0.27	0.18	0.45	(0.27)	—	—	(0.27)	$ 14.64
2019	$ 14.10	0.29	0.36	0.65	(0.29)	—	—	(0.29)	$ 14.46

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was October 1, 2020.
+	Based on weighted average shares outstanding.
See notes to financial statements.
86  |  Thornburg Municipal Funds Annual Report

Financial Highlights, Continued
Limited Term Municipal Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2023	2.40	0.74	0.74	1.91	37.26	$ 611,338
2022	1.51	0.71	0.71	(7.20)	37.69	$ 755,222
2021	1.28	0.69	0.69	0.39	22.29	$ 978,221
2020	1.63	0.69	0.69	2.91	20.62	$ 942,857
2019	1.80	0.69	0.69	4.41	21.22	$ 915,684
CLASS C SHARES
2023	2.15	0.98	0.98	1.66	37.26	$ 59,652
2022	1.23	0.97	0.97	(7.43)	37.69	$ 91,018
2021	1.00	0.97	0.97	0.11	22.29	$ 146,806
2020	1.39	0.94	0.94	2.65	20.62	$ 231,226
2019	1.56	0.94	0.94	4.16	21.22	$ 325,144
CLASS C2 SHARES
2023	1.89	1.24	1.67	1.39	37.26	$ 3,516
2022	0.99	1.24	1.48	(7.74)	37.69	$ 4,695
2021 (c)	0.69	1.24	1.72	(0.11)	22.29	$ 5,477
CLASS I SHARES
2023	2.62	0.51	0.51	2.14	37.26	$ 2,303,573
2022	1.72	0.48	0.48	(6.99)	37.69	$ 3,162,018
2021	1.50	0.46	0.46	0.61	22.29	$ 4,502,575
2020	1.87	0.46	0.46	3.15	20.62	$ 4,566,389
2019	2.04	0.45	0.45	4.67	21.22	$ 4,893,865
Thornburg Municipal Funds Annual Report  |  87

Financial Highlights
Limited Term California Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2023	$ 12.61	0.29	(0.05)	0.24	(0.29)	—	—	(0.29)	$ 12.56
2022	$ 13.66	0.17	(1.04)	(0.87)	(0.18)	—	—	(0.18)	$ 12.61
2021	$ 13.80	0.15	(0.14)	0.01	(0.15)	—	—	(0.15)	$ 13.66
2020	$ 13.72	0.18	0.08	0.26	(0.18)	—	—	(0.18)	$ 13.80
2019	$ 13.45	0.22	0.27	0.49	(0.22)	—	—	(0.22)	$ 13.72
CLASS C SHARES
2023	$ 12.62	0.25	(0.04)	0.21	(0.25)	—	—	(0.25)	$ 12.58
2022	$ 13.67	0.13	(1.04)	(0.91)	(0.14)	—	—	(0.14)	$ 12.62
2021	$ 13.81	0.11	(0.14)	(0.03)	(0.11)	—	—	(0.11)	$ 13.67
2020	$ 13.73	0.15	0.07	0.22	(0.14)	—	—	(0.14)	$ 13.81
2019	$ 13.46	0.18	0.27	0.45	(0.18)	—	—	(0.18)	$ 13.73
CLASS C2 SHARES
2023	$ 12.61	0.26	(0.05)	0.21	(0.25)	—	—	(0.25)	$ 12.57
2022	$ 13.67	0.14	(1.06)	(0.92)	(0.14)	—	—	(0.14)	$ 12.61
2021 (d)	$ 13.81	0.11	(0.13)	(0.02)	(0.12)	—	—	(0.12)	$ 13.67
CLASS I SHARES
2023	$ 12.62	0.32	(0.04)	0.28	(0.32)	—	—	(0.32)	$ 12.58
2022	$ 13.67	0.21	(1.05)	(0.84)	(0.21)	—	—	(0.21)	$ 12.62
2021	$ 13.82	0.19	(0.15)	0.04	(0.19)	—	—	(0.19)	$ 13.67
2020	$ 13.73	0.21	0.10	0.31	(0.22)	—	—	(0.22)	$ 13.82
2019	$ 13.46	0.25	0.27	0.52	(0.25)	—	—	(0.25)	$ 13.73

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(d)	Effective date of this class of shares was October 1, 2020.
+	Based on weighted average shares outstanding.
See notes to financial statements.
88  |  Thornburg Municipal Funds Annual Report

Financial Highlights, Continued
Limited Term California Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2023	2.26	0.74	0.96	1.89	45.63	$ 67,312
2022	1.32	0.74	0.95	(6.44)	41.92	$ 79,046
2021	1.11	0.74	0.92	0.10	16.22	$ 101,949
2020	1.33	0.80	0.92	1.93	25.88	$ 109,102
2019	1.58	0.93	0.93	3.63	17.86	$ 113,635
CLASS C SHARES
2023	1.95	1.02	1.42	1.69	45.63	$ 2,897
2022	1.02	1.02	1.31	(6.70)	41.92	$ 5,976
2021	0.82	1.02	1.27	(0.19)	16.22	$ 9,623
2020	1.06	1.09	1.20	1.64	25.88	$ 17,573
2019	1.31	1.21	1.21	3.34	17.86	$ 28,083
CLASS C2 SHARES
2023	2.00	1.02	8.02 (c)	1.69	45.63	$ 141
2022	1.05	1.02	4.46 (c)	(6.78)	41.92	$ 129
2021 (d)	0.84	1.02	6.50 (c)	(0.18)	16.22	$ 149
CLASS I SHARES
2023	2.50	0.49	0.71	2.23	45.63	$ 204,982
2022	1.56	0.49	0.71	(6.20)	41.92	$ 276,717
2021	1.35	0.49	0.70	0.27	16.22	$ 366,861
2020	1.56	0.54	0.69	2.25	25.88	$ 449,964
2019	1.84	0.67	0.68	3.90	17.86	$ 350,962
Thornburg Municipal Funds Annual Report  |  89

Financial Highlights
Intermediate New Mexico Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2023	$ 12.08	0.24	(0.07)	0.17	(0.24)	—	—	(0.24)	$ 12.01
2022	$ 13.40	0.19	(1.32)	(1.13)	(0.19)	—	—	(0.19)	$ 12.08
2021	$ 13.48	0.20	(0.09)	0.11	(0.19)	—	—	(0.19)	$ 13.40
2020	$ 13.35	0.24	0.14	0.38	(0.25)	—	—	(0.25)	$ 13.48
2019	$ 13.00	0.31	0.35	0.66	(0.31)	—	—	(0.31)	$ 13.35
CLASS D SHARES
2023	$ 12.08	0.20	(0.05)	0.15	(0.21)	—	—	(0.21)	$ 12.02
2022	$ 13.41	0.16	(1.33)	(1.17)	(0.16)	—	—	(0.16)	$ 12.08
2021	$ 13.49	0.16	(0.08)	0.08	(0.16)	—	—	(0.16)	$ 13.41
2020	$ 13.36	0.21	0.13	0.34	(0.21)	—	—	(0.21)	$ 13.49
2019	$ 13.01	0.28	0.35	0.63	(0.28)	—	—	(0.28)	$ 13.36
CLASS I SHARES
2023	$ 12.07	0.27	(0.05)	0.22	(0.28)	—	—	(0.28)	$ 12.01
2022	$ 13.40	0.23	(1.33)	(1.10)	(0.23)	—	—	(0.23)	$ 12.07
2021	$ 13.47	0.24	(0.07)	0.17	(0.24)	—	—	(0.24)	$ 13.40
2020	$ 13.34	0.29	0.13	0.42	(0.29)	—	—	(0.29)	$ 13.47
2019	$ 13.00	0.35	0.34	0.69	(0.35)	—	—	(0.35)	$ 13.34

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.
See notes to financial statements.
90  |  Thornburg Municipal Funds Annual Report

Financial Highlights, Continued
Intermediate New Mexico Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2023	1.91	0.99	1.02	1.35	48.90	$ 46,699
2022	1.50	0.99	1.01	(8.49)	8.83	$ 53,476
2021	1.46	0.98	0.98	0.85	7.43	$ 70,051
2020	1.83	0.98	0.98	2.84	22.92	$ 80,463
2019	2.37	0.97	0.97	5.15	17.26	$ 84,782
CLASS D SHARES
2023	1.65	1.24	1.34	1.18	48.90	$ 8,891
2022	1.25	1.24	1.29	(8.78)	8.83	$ 10,388
2021	1.20	1.24	1.29	0.59	7.43	$ 12,917
2020	1.57	1.24	1.26	2.58	22.92	$ 14,475
2019	2.10	1.24	1.25	4.87	17.26	$ 15,888
CLASS I SHARES
2023	2.23	0.67	0.74	1.76	48.90	$ 52,436
2022	1.82	0.67	0.73	(8.27)	8.83	$ 57,584
2021	1.77	0.67	0.71	1.24	7.43	$ 66,312
2020	2.13	0.67	0.71	3.16	22.92	$ 65,715
2019	2.66	0.67	0.69	5.39	17.26	$ 62,162
Thornburg Municipal Funds Annual Report  |  91

Financial Highlights
Intermediate New York Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2023	$ 11.68	0.28	(0.08)	0.20	(0.28)	—	—	(0.28)	$ 11.60
2022	$ 12.88	0.25	(1.20)	(0.95)	(0.25)	—	—	(0.25)	$ 11.68
2021	$ 12.96	0.23	(0.07)	0.16	(0.24)	—	—	(0.24)	$ 12.88
2020	$ 12.95	0.26	0.01	0.27	(0.26)	—	—	(0.26)	$ 12.96
2019	$ 12.61	0.30	0.34	0.64	(0.30)	—	—	(0.30)	$ 12.95
CLASS I SHARES
2023	$ 11.68	0.31	(0.06)	0.25	(0.32)	—	—	(0.32)	$ 11.61
2022	$ 12.88	0.28	(1.19)	(0.91)	(0.29)	—	—	(0.29)	$ 11.68
2021	$ 12.96	0.27	(0.07)	0.20	(0.28)	—	—	(0.28)	$ 12.88
2020	$ 12.95	0.30	0.01	0.31	(0.30)	—	—	(0.30)	$ 12.96
2019	$ 12.61	0.34	0.34	0.68	(0.34)	—	—	(0.34)	$ 12.95

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is 1.66%.
+	Based on weighted average shares outstanding.
See notes to financial statements.
92  |  Thornburg Municipal Funds Annual Report

Financial Highlights, Continued
Intermediate New York Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2023	2.33	0.99	1.33	1.75 (c)	42.70	$ 13,096
2022	1.98	0.99	1.22	(7.48)	6.02	$ 15,193
2021	1.77	0.99	1.14	1.20	11.29	$ 23,885
2020	2.01	0.99	1.14	2.10	18.61	$ 27,120
2019	2.38	0.99	1.12	5.16	17.75	$ 26,416
CLASS I SHARES
2023	2.64	0.67	1.11	2.07	42.70	$ 12,113
2022	2.30	0.67	0.98	(7.18)	6.02	$ 14,642
2021	2.09	0.67	0.93	1.52	11.29	$ 20,454
2020	2.33	0.67	0.91	2.43	18.61	$ 21,197
2019	2.69	0.67	0.88	5.50	17.75	$ 24,550
Thornburg Municipal Funds Annual Report  |  93

Financial Highlights
Intermediate Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2023	$ 12.82	0.40	(0.10)	0.30	(0.40)	—	—	(0.40)	$ 12.72
2022	$ 14.35	0.32	(1.52)	(1.20)	(0.33)	—	—	(0.33)	$ 12.82
2021	$ 14.37	0.33	(0.02)	0.31	(0.33)	—	—	(0.33)	$ 14.35
2020	$ 14.33	0.35	0.04	0.39	(0.35)	—	—	(0.35)	$ 14.37
2019	$ 13.80	0.34	0.53	0.87	(0.34)	—	—	(0.34)	$ 14.33
CLASS C SHARES
2023	$ 12.83	0.35	(0.10)	0.25	(0.35)	—	—	(0.35)	$ 12.73
2022	$ 14.37	0.27	(1.54)	(1.27)	(0.27)	—	—	(0.27)	$ 12.83
2021	$ 14.39	0.27	(0.01)	0.26	(0.28)	—	—	(0.28)	$ 14.37
2020	$ 14.35	0.30	0.04	0.34	(0.30)	—	—	(0.30)	$ 14.39
2019	$ 13.82	0.29	0.53	0.82	(0.29)	—	—	(0.29)	$ 14.35
CLASS C2 SHARES
2023	$ 12.83	0.35	(0.10)	0.25	(0.35)	—	—	(0.35)	$ 12.73
2022	$ 14.37	0.27	(1.54)	(1.27)	(0.27)	—	—	(0.27)	$ 12.83
2021 (c)	$ 14.39	0.27	(0.02)	0.25	(0.27)	—	—	(0.27)	$ 14.37
CLASS I SHARES
2023	$ 12.80	0.43	(0.10)	0.33	(0.43)	—	—	(0.43)	$ 12.70
2022	$ 14.34	0.36	(1.54)	(1.18)	(0.36)	—	—	(0.36)	$ 12.80
2021	$ 14.35	0.36	(0.01)	0.35	(0.36)	—	—	(0.36)	$ 14.34
2020	$ 14.31	0.38	0.04	0.42	(0.38)	—	—	(0.38)	$ 14.35
2019	$ 13.78	0.38	0.53	0.91	(0.38)	—	—	(0.38)	$ 14.31

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was October 1, 2020.
+	Based on weighted average shares outstanding.
See notes to financial statements.
94  |  Thornburg Municipal Funds Annual Report

Financial Highlights, Continued
Intermediate Municipal Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2023	3.06	0.77	0.92	2.31	39.98	$ 262,957
2022	2.37	0.77	0.91	(8.50)	19.48	$ 272,111
2021	2.26	0.77	0.91	2.16	10.20	$ 328,170
2020	2.45	0.81	0.90	2.76	17.84	$ 326,770
2019	2.44	0.89	0.89	6.39	15.88	$ 313,967
CLASS C SHARES
2023	2.68	1.14	1.36	1.93	39.98	$ 16,306
2022	1.98	1.14	1.33	(8.89)	19.48	$ 22,032
2021	1.89	1.14	1.30	1.78	10.20	$ 34,344
2020	2.08	1.18	1.28	2.38	17.84	$ 52,996
2019	2.08	1.24	1.26	6.02	15.88	$ 76,994
CLASS C2 SHARES
2023	2.70	1.14	2.48	1.93	39.98	$ 1,501
2022	2.00	1.14	2.07	(8.89)	19.48	$ 1,521
2021 (c)	1.85	1.14	2.62	1.76	10.20	$ 1,860
CLASS I SHARES
2023	3.30	0.53	0.67	2.55	39.98	$ 583,709
2022	2.60	0.53	0.67	(8.36)	19.48	$ 555,898
2021	2.50	0.53	0.67	2.47	10.20	$ 666,356
2020	2.69	0.56	0.65	3.01	17.84	$ 668,185
2019	2.67	0.65	0.65	6.66	15.88	$ 730,144
Thornburg Municipal Funds Annual Report  |  95

Financial Highlights
Strategic Municipal Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2023	$ 13.48	0.44	(0.09)	0.35	(0.44)	—	—	(0.44)	$ 13.39
2022	$ 15.43	0.31	(1.95)	(1.64)	(0.31)	—	—	(0.31)	$ 13.48
2021	$ 15.33	0.30	0.10	0.40	(0.30)	—	—	(0.30)	$ 15.43
2020	$ 15.32	0.38	0.01	0.39	(0.38)	—	—	(0.38)	$ 15.33
2019	$ 14.82	0.39	0.50	0.89	(0.39)	—	—	(0.39)	$ 15.32
CLASS C SHARES
2023	$ 13.49	0.37	(0.09)	0.28	(0.37)	—	—	(0.37)	$ 13.40
2022	$ 15.45	0.24	(1.96)	(1.72)	(0.24)	—	—	(0.24)	$ 13.49
2021	$ 15.34	0.23	0.11	0.34	(0.23)	—	—	(0.23)	$ 15.45
2020	$ 15.34	0.30	— (c)	0.30	(0.30)	—	—	(0.30)	$ 15.34
2019	$ 14.84	0.32	0.50	0.82	(0.32)	—	—	(0.32)	$ 15.34
CLASS I SHARES
2023	$ 13.49	0.47	(0.09)	0.38	(0.47)	—	—	(0.47)	$ 13.40
2022	$ 15.45	0.34	(1.96)	(1.62)	(0.34)	—	—	(0.34)	$ 13.49
2021	$ 15.34	0.34	0.11	0.45	(0.34)	—	—	(0.34)	$ 15.45
2020	$ 15.33	0.41	0.01	0.42	(0.41)	—	—	(0.41)	$ 15.34
2019	$ 14.84	0.42	0.49	0.91	(0.42)	—	—	(0.42)	$ 15.33

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
96  |  Thornburg Municipal Funds Annual Report

Financial Highlights, Continued
Strategic Municipal Income Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2023	3.15	0.81	1.27	2.51	48.80	$ 60,908
2022	2.12	0.81	1.27	(10.73)	46.24	$ 55,859
2021	1.96	0.81	1.26	2.65	10.43	$ 65,220
2020	2.47	0.87	1.26	2.56	32.45	$ 61,537
2019	2.59	1.00	1.26	6.08	20.04	$ 56,124
CLASS C SHARES
2023	2.65	1.28	1.92	2.03	48.80	$ 4,998
2022	1.64	1.28	1.77	(11.20)	46.24	$ 8,278
2021	1.50	1.28	1.71	2.24	10.43	$ 11,753
2020	2.00	1.35	1.65	2.02	32.45	$ 15,591
2019	2.13	1.47	1.65	5.58	20.04	$ 20,085
CLASS I SHARES
2023	3.37	0.59	1.01	2.74	48.80	$ 227,585
2022	2.33	0.59	0.99	(10.59)	46.24	$ 236,725
2021	2.17	0.59	0.97	2.94	10.43	$ 298,871
2020	2.68	0.65	0.99	2.79	32.45	$ 225,486
2019	2.81	0.78	0.98	6.24	20.04	$ 219,535
Thornburg Municipal Funds Annual Report  |  97

Report of Independent Registered Public Accounting Firm
Thornburg Municipal Funds
To the Board of Trustees of Thornburg Investment Trust and Shareholders of Thornburg Short Duration Municipal Fund, Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund and Thornburg Strategic Municipal Income Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Thornburg Short Duration Municipal Fund, Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund and Thornburg Strategic Municipal Income Fund (seven of the funds constituting Thornburg Investment Trust, hereafter collectively referred to as the "Funds") as of September 30, 2023, the related statements of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
New York, New York
November 17, 2023
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
98   |  Thornburg Municipal Funds Annual Report

Expense Example
September 30, 2023 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C and Class C2 shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2023, and held until September 30, 2023.
ACTUAL EXPENSES
For each class of shares, the Actual section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual section for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the Hypothetical section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the Hypothetical section of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, April 1, 2023 and held through September 30, 2023.
	Actual		Hypothetical *
	Ending Account Value 9/30/23	Expenses Paid During Period 4/1/23-9/30/23	Ending Account Value 9/30/23	Expenses Paid During Period† 4/1/23-9/30/23	Annualized Expense Ratio
SHORT DURATION MUNICIPAL FUND
CLASS A SHARES	$998.28	$3.51	$1,021.56	$3.55	0.70%
CLASS I SHARES	$999.27	$2.51	$1,022.56	$2.54	0.50%
LIMITED TERM MUNICIPAL FUND
CLASS A SHARES	$981.64	$3.68	$1,021.36	$3.75	0.74%
CLASS C SHARES	$980.54	$4.82	$1,020.21	$4.91	0.97%
CLASS C2 SHARES	$978.48	$6.15	$1,018.85	$6.28	1.24%
CLASS I SHARES	$982.78	$2.53	$1,022.51	$2.59	0.51%
LIMITED TERM CALIFORNIA FUND
CLASS A SHARES	$984.79	$3.68	$1,021.36	$3.75	0.74%
CLASS C SHARES	$984.20	$5.07	$1,019.95	$5.16	1.02%
CLASS C2 SHARES	$983.43	$5.07	$1,019.95	$5.16	1.02%
CLASS I SHARES	$986.83	$2.44	$1,022.61	$2.48	0.49%
INTERMEDIATE NEW MEXICO FUND
CLASS A SHARES	$972.11	$4.89	$1,020.10	$5.01	0.99%
CLASS D SHARES	$971.69	$6.13	$1,018.85	$6.28	1.24%
CLASS I SHARES	$974.45	$3.32	$1,021.71	$3.40	0.67%
INTERMEDIATE NEW YORK FUND
CLASS A SHARES	$979.35	$4.91	$1,020.10	$5.01	0.99%
CLASS I SHARES	$980.93	$3.33	$1,021.71	$3.40	0.67%
Thornburg Municipal Funds Annual Report  |  99

Expense Example, Continued
September 30, 2023 (Unaudited)
	Actual		Hypothetical *
	Ending Account Value 9/30/23	Expenses Paid During Period 4/1/23-9/30/23	Ending Account Value 9/30/23	Expenses Paid During Period† 4/1/23-9/30/23	Annualized Expense Ratio
INTERMEDIATE MUNICIPAL FUND
CLASS A SHARES	$979.08	$3.82	$1,021.21	$3.90	0.77%
CLASS C SHARES	$976.54	$5.65	$1,019.35	$5.77	1.14%
CLASS C2 SHARES	$976.55	$5.65	$1,019.35	$5.77	1.14%
CLASS I SHARES	$980.19	$2.63	$1,022.41	$2.69	0.53%
STRATEGIC MUNICIPAL INCOME FUND
CLASS A SHARES	$973.65	$4.01	$1,021.01	$4.10	0.81%
CLASS C SHARES	$971.38	$6.33	$1,018.65	$6.48	1.28%
CLASS I SHARES	$974.75	$2.92	$1,022.11	$2.99	0.59%

*	Hypothetical assumes a rate of return of 5% per year before expenses.
†	Expenses are equal to the annualized expense ratio for each class multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
100  |  Thornburg Municipal Funds Annual Report

Other Information
September 30, 2023 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Funds’ voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2023, tax exempt (or the maximum allowed) and taxable ordinary income dividends paid by funds for federal income tax purposes are as follows:
	TAX EXEMPT	TAXABLE ORDINARY
Short Duration Municipal Fund	$ 4,276,444	$ 38,019
Limited Term Municipal Fund	87,245,566	936,401
Limited Term California Fund	7,574,144	202,289
Intermediate New Mexico Fund	2,353,508	30,245
Intermediate New York Fund	672,810	5,178
Intermediate Municipal Fund	28,003,870	703,971
Strategic Municipal Income Fund	9,726,714	333,430
The information and the distributions reported herein may differ from information and distributions reported to the shareholders for the calendar year ending December 31, 2023. Complete information will be reported in conjunction with your 2023 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Funds file with the U.S. Securities and Exchange Commission schedules of their portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Funds’ Forms N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
The Advisor provides investment management services to each of the Funds pursuant to an investment advisory agreement (the “Agreement”). The Trustees consider the renewal of the Agreement annually, and most recently determined to renew the Agreement on September 19, 2023.
Planning for their recent consideration of the Agreement’s renewal, those Trustees who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “independent Trustees”), met in March 2023 and May 2023 to consider aspects of their annual evaluation of the Advisor’s service to the Funds and to each other series of the Trust, to plan the annual evaluation of the Advisor’s performance, and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in another independent session in July 2023 to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in independent session in September 2023 to discuss various matters relating to the consideration of the Agreement’s renewal, including discussions with representatives of a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information, and other data obtained and analyzed by the analyst firm. In that session the independent Trustees discussed their evaluations of the Advisor’s services to the Funds and the Funds’ fee and expense levels, investment performance, and other information presented for the Funds, conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred with representatives of the Advisor to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September 2023 for that purpose, and the independent Trustees
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Other Information, Continued
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thereafter met again in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the Agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the Agreement, and the independent Trustees voted unanimously at that meeting to renew the Agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the Agreement. In determining to renew the Agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent, and Quality of Services. The Trustees considered in their evaluation of the Agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s portfolio management, fund administration, trading, operations, marketing, distribution, and compliance staffs. The Trustees also considered in this evaluation the presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the Agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent, and quality of services provided by the Advisor under the advisory agreement, as more fully reflected in the minutes and other records of their quarterly and committee meetings throughout the year and in previous years, and contributing to their conclusions respecting the nature, extent, and quality of the services rendered to each Fund by the Advisor included: (1) reports from portfolio managers throughout the year demonstrating that each Fund was managed in conformity with stated strategies and objectives, and conformed to investment restrictions and limitations; (2) reports demonstrating that management of each Fund remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Fund’s strategies in varying environments, managers’ cognizance of, and strategies to pursue, each Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of each Fund’s portfolio and management of Fund liquidity requirements; (3) each Fund’s achievement of its investment objectives over different periods of time; (4) presentations by, and interactions with, members of the Advisor’s fund administration, trading, operations, marketing, distribution, and compliance staffs; (5) reports from the Audit Committee and the Operations Risk Oversight Committee on their respective proceedings throughout the year, including particularly interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to each Fund, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and the Advisor’s own financial management and sufficiency of its resources; (7) steps taken by the Advisor to improve its investment management process, including the hiring of additional investment personnel to support the investment management function, plans to add other investment personnel in the future, efforts to increase the diversity of backgrounds and experiences among its investment personnel, and the increased integration of risk management procedures and consideration of environmental, social, and governance factors into the investment process; (8) the measures employed by the Advisor’s personnel to achieve efficient trade execution for each Fund, including the evaluation and selection of firms to execute transactions for each Fund; and (9) steps taken to facilitate continued collaboration among the Advisor’s personnel. As in past years, the Trustees noted their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the depth and expertise of the Advisor’s staff, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Funds, responsiveness to the Trustees, and other factors and circumstances.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Funds’ investments continued to conform to the Funds’ stated objectives and policies, and that the nature, extent, and quality of the services provided to the Funds by the Advisor remained sufficient.
 Investment Performance.  The Trustees noted in their evaluation of each Fund’s investment performance the written and oral reports and investment and market analyses they had received from the Advisor’s portfolio management personnel throughout the year. The Trustees also noted their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of each Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s explanations and written commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market, and economic conditions; (3) performance data for the ten most recent calendar years (or lesser number of years for each Fund having fewer calendar years of operations), comparing the Fund’s investment performance to a category of funds selected by an independent mutual fund analyst firm, to one or more broad-based securities indices, and to the applicable Morningstar category of funds; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year, since inception and, if applicable, ten-year and fifteen-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to mutual fund categories selected by independent mutual fund analyst firms, to one or more broad-based securities indices, and to the applicable Morningstar category of funds, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified risk and performance metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) information respecting positive cash flows resulting from share purchases
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Other Information, Continued
September 30, 2023 (Unaudited)
and investment appreciation or negative cash flows resulting from redemptions and investment depreciation; (7) the analysis and observations of an independent mutual fund analyst firm respecting the Fund’s investment performance relative to a category of funds selected by that firm; (8) comparison of the Fund’s annualized return to the Fund’s benchmark index or indices over various periods since the Fund’s inception; (9) various risk and return statistics; and (10) oral commentary from the Advisor. The Trustees noted their understanding that strategies pursued for a Fund may produce intermittent lower relative performance, that underperforming Funds have, generally in the past, returned to favor as conditions changed or the strategies of those Funds gained traction, and the Advisor has in general been successful over time in remediating lower relative performance of Funds in cases where execution of investment strategies had contributed to lower performance. In those instances where a Fund had exhibited lower relative performance in certain periods, the Trustees also considered the reports they received from the Advisor throughout the year, explanations of that underperformance by reference to the stated investment strategies of the Fund, the effects of market and economic conditions on the Fund during relevant periods, and the investment decisions by the Advisor in view of the Fund’s stated strategies. The Trustees also noted in their evaluations that to the extent pertinent they attach additional significance to the performance of each Fund from the perspective of longer-term shareholders.
Further detail considered by the Trustees with respect to the investment performance of each Fund is set forth below:
•	Thornburg Short Duration Municipal Fund – the Trustees considered that the Fund outperformed its Morningstar category over the year-to-date period, outperformed its benchmark index over that period and over the one-year period, and that the degree of the Fund’s underperformance in other periods was not significant. The Trustees observed that the Fund has delivered positive total returns in seven of the nine calendar years since its inception and has met its investment objective over time.
•	Thornburg Limited Term Municipal Fund – the Trustees considered that the Fund outperformed its Morningstar category over the ten- and fifteen-year periods, that the Fund’s underperformance versus its Morningstar category in other periods was not significant, and that a representative share class of the Fund has delivered positive total returns in eight of the last ten calendar years. The Trustees considered explanations from the Advisor respecting the market and economic conditions that have contributed to the Fund’s underperformance compared to its benchmark index in certain recent periods and noted that the Fund has met both its primary and secondary investment objectives over time.
•	Thornburg California Limited Term Municipal Fund – the Trustees considered that the Fund outperformed its Morningstar category over the year-to-date, one-, ten-, and fifteen-year periods, and that underperformance in other periods relative to its Morningstar category and its benchmark index was not significant. The Trustees also considered that the Fund has delivered positive total returns in seven of the last ten calendar years and has met both its primary and secondary investment objectives over time.
•	Thornburg New Mexico Intermediate Municipal Fund – the Trustees considered the limited utility of comparisons between the Fund’s investment performance and its Morningstar category or benchmark index given the lack of other funds focused on investments in New Mexico debt obligations. The Trustees observed that the Fund has delivered positive total returns in seven of the last ten calendar years and has met both its primary and secondary investment objectives over time.
•	Thornburg New York Intermediate Municipal Fund – the Trustees noted that the Fund’s underperformance relative to its Morningstar category and benchmark index over most periods was not significant, that the Fund delivered positive total returns in seven of the last ten calendar years, and that the Fund has met both its primary and secondary investment objectives over time.
•	Thornburg Intermediate Municipal Fund – the Trustees considered that the Fund has outperformed its Morningstar category over the one-, three-, five-, ten-, and fifteen-year periods, and has outperformed its benchmark index over the year-to-date and three-year periods and performed comparably to the benchmark index in other periods. The Trustees also considered that the Fund has delivered positive total returns in seven of the last ten calendar years and has met both its primary and secondary investment objectives over time.
•	Thornburg Strategic Municipal Income Fund – the Trustees considered that the Fund outperformed its Morningstar category for the year-to-date, three-, and ten-year periods, outperformed its benchmark index over the three-year period and since the Fund’s inception, and that the Fund’s underperformance versus its Morningstar category or benchmark index in other periods was not significant. The Trustees observed that the Fund delivered positive total returns in seven of the last ten calendar years, and that the Fund has met its investment objective over time.
Based upon their consideration of this and other information, the Trustees concluded that the Funds’ absolute and relative investment performance over a range of pertinent holding periods was generally satisfactory in view of the Funds’ objectives and strategies, and that where there was underperformance in certain periods and for certain Funds, the Advisor has taken appropriate steps to seek to mitigate that underperformance.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Funds’ fee and expense levels. This information included comparisons of each Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to funds in the applicable Morningstar category, comparisons of
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Other Information, Continued
September 30, 2023 (Unaudited)
the advisory fee and total expenses for a representative share class of each Fund to the fee levels and expenses of fund peer groups selected from the category by an independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from that mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. In evaluating comparative fee and expense data, the Trustees considered whether the advisory fees charged to each Fund were at least generally comparable to the comparatives presented, and whether those advisory fees and overall Fund expense levels were within the range of figures established for the selected peer groups. The Trustees also considered the extent to which the Advisor had waived fees or reimbursed expenses for certain Funds and share classes thereof, and noted that information about the Funds’ current fee and expense levels is disclosed in the prospectuses for each Fund.
Further detail considered by the Trustees with respect to the comparison of the fee and expense levels of each Fund is set forth below:
•	Thornburg Short Duration Municipal Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one representative share class of the Fund was lower than the median and higher than the average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second representative share class was higher than such median and average levels but within the range of total expenses for the category. Peer group data showed that the Fund’s management fee and the total expense level for a representative share class of the Fund, while both higher than the median levels for the peer group, were within the range of the management fees and total expenses for that peer group.
•	Thornburg Limited Term Municipal Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one representative share class of the Fund was lower than the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second representative share class was higher than such median and average levels but within the range of total expenses for the category. Peer group data showed that the Fund’s management fee and the total expense level for a representative share class of the Fund, while both higher than the median levels for the peer group, were within the range of the management fees and total expenses for that peer group.
•	Thornburg California Limited Term Municipal Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one representative share class of the Fund was lower than the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second representative share class was higher than such median and average levels but within the range of total expenses for the category. Peer group data showed that the Fund’s management fee was lower than the median level for the peer group, and that the total expense level of one representative share class of the Fund was equal to the median total expense level for the peer group.
•	Thornburg New Mexico Intermediate Municipal Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one representative share class of the Fund was lower than the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second representative share class was higher than such median and average levels but within the range of total expenses for the category. Peer group data showed that the Fund’s management fee and the total expense level for a representative share class of the Fund, while both higher than the median levels for the peer group, were within the range of the management fees and total expenses for that peer group.
•	Thornburg New York Intermediate Municipal Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one representative share class of the Fund was equal to the median level and lower than the average level charged to funds in the applicable Morningstar category, and that the level of total expense for a second representative share class was higher than such median and average levels but within the range of total expenses for the category. Peer group data showed that the Fund’s management fee was lower than the median level for the peer group, and that the total expense level of one representative share class was higher than the median level, but within the range of, the total expenses of the peer group.
•	Thornburg Intermediate Municipal Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one representative share class of the Fund was lower than the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second representative share class was higher than such median and average levels but within the range of total expenses for the category. Peer group data showed that the Fund’s management fee and the total expense level for a representative share class of the Fund, while both higher than the median levels for the peer group, were within the range of the management fees and total expenses for that peer group.
•	Thornburg Strategic Municipal Income Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one representative share class of the Fund was lower than the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second representative share class was higher than such median and average levels but within the range of total expenses for the category. Peer group data showed that the Fund’s management fee was lower than the median level for the peer group, and that the total expense level of one representative share class was higher than the median level, but within the range of, the total expenses of the peer group.
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Other Information, Continued
September 30, 2023 (Unaudited)
The Trustees did not find any of the differences between the Funds’ fee and expense data and the comparable fee and expense data significant in view of their findings and conclusions respecting the other factors considered, including the quality of services provided by the Advisor to each Fund.
The Trustees also noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including the Advisor’s sub-advised mutual funds and other institutional clients, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, the differences between the mutual funds as to which the Advisor is a sub-advisor and the Funds, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which these arrangements are entered into. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by the Advisor or by other investment advisors to different types of clients had limited relevance to the evaluation of the fee rates charged by the Advisor to the Funds.
 Costs and Profitability of Advisor.  In reviewing the profitability of the Advisor’s services to the Funds under the Agreement, the Trustees considered an analysis of the Advisor’s costs and the estimated profitability to the Advisor of its services, together with figures for the profitability of a selection of other, publicly listed investment management firms. The Trustees noted that the comparability of the Advisor’s estimated profitability to the publicly disclosed information about the profitability of other investment management firms is limited due to the nature of those firms and other factors. The Trustees considered information from the Advisor respecting investment of its profits to maintain staffing levels, and noted that the Advisor’s profits are an important element in the compensation of employees who work for the benefit of the Funds and their shareholders. The Trustees considered information from the Advisor respecting the use of profits to enhance staff competencies through training and other measures, hire personnel to expand and develop the scope of senior management expertise, pay competitive levels of compensation, and add to the Advisor’s electronic and information technology systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Funds, and maintain or improve service levels for the Funds notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
 Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by each Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to each Fund, comparisons of the fee breakpoint structure for each Fund with breakpoint structures (or the absence of such structures) for other funds in one or more peer groups selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, the Advisor’s undertakings to waive or reimburse certain fees and expenses for certain Funds and share classes, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels, pay competitive levels of compensation, and add to its electronic and information technology systems to maintain or improve service levels. The information provided demonstrated to the Trustees that the Funds’ advisory fee breakpoint structures are reasonable in relation to the structures observed in the other funds in their respective peer groups, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for each Fund and other factors.
 Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Funds, the Trustees considered explanations from the Advisor respecting its receipt of certain research services from broker dealers, and the benefits to both the Funds and the Advisor of the Advisor’s expansion of its staffing, compliance, and systems capabilities and other resources to serve a broader variety of investment management clients. The Trustees also considered how the establishment of additional investment products by the Advisor may benefit the Funds. No unusual or unfair benefits to the Advisor from its relationship to the Funds were identified by the Trustees.
 Summary of Conclusions. The Trustees concluded that the general nature, extent, and quality of the Advisor’s services performed under the Agreement remained sufficient, the Advisor continued to actively and competently pursue the Funds’ investment objectives and adhere to the Funds’ investment policies, and that the absolute and relative investment performance of the Funds over pertinent holding periods on the whole was satisfactory in the context of the Funds’ objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to each Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent, and quality of those services, the investment performance of each such Fund after fees and expenses, the clear disclosure of fees and expenses in the Funds’ prospectuses, comparisons of fees and expenses charged to each Fund to fees and expenses charged to other mutual funds, and the other factors and relevant circumstances considered. The Trustees accordingly determined to renew the Agreement for an additional term of one year for each of the Funds.
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Trustees and Officers
September 30, 2023 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 77 Trustee Since 1984, Chairman of Trustees(4)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 68 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee and Operations Risk Oversight Committee(5)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager, and until 2019 Chief Investment Officer, and, until 2016, CEO and President, of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(3)
Sally Corning, 62 Trustee since 2012, Member of Audit Committee and Governance & Nominating Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 74 Trustee since 2004, Member of Audit Committee and Operations Risk Oversight Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 60 Trustee since 2015, Chair of Governance & Nominating Committee and Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 59 Trustee since 2019, Chair of Audit Committee	President of Talamantes Strategies, a management consulting firm, since 2018. Until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 69 Trustee since 2004, Lead Independent Trustee, Member of Audit Committee and Governance & Nominating Committee	President of Dirks, Van Essen & April, Santa Fe, New Mexico (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 64 Trustee since 1996, Chair of Operations Risk Oversight Committee, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambé LLC, Santa Fe, NM (manufacturing and design company).	None
ADVISORY TRUSTEE
Lisa Black, 64(6) Trustee since 2023	Until 2019, Senior Managing Director, Chief Investment Officer and Head, Taxable Fixed Income, Nuveen LLC, New York, NY; Managing Director, TIAA-CREF, New York, NY (1996-2012).	None
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Trustees and Officers, Continued
September 30, 2023 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)
Nimish Bhatt, 60 President since 2023, Chief Financial Officer 2019-2023, Treasurer 2016-2019, Secretary 2018-2019(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016, and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011- 2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Randy Dry, 49 Vice President since 2014	Managing Director, Chief Operating Officer since 2020, Chief Administrative Officer (2016-2020), and Director of Institutional Group (2014-2016) of Thornburg Investment Management, Inc.	Not applicable
John Hackett, 57 Vice President since 2020	Chief Marketing Officer, Thornburg Investment Management, Inc., since 2020; Global Head of Product Marketing, Northern Trust Asset Management (2016-2020); Principal and Head of Marketing and Business Development, The Townsend Group (2013-2016).	Not applicable
Curtis Holloway, 56 Chief Financial Officer since 2023 ,Treasurer since 2019(7)	Director of Finance since 2021 and Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 43 Vice President since 2014	Co-Head of Investments since 2019, and Portfolio Manager and Managing Director since 2013, of Thornburg Investment Management, Inc.	Not applicable
Jeff Klingelhofer, 42 Vice President since 2016	Co-Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager (2012-2015), of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 52 Assistant Treasurer since 2020; Vice President 2017-2020	Senior Manager & Vice President, Tax & Fund Administration of Thornburg Investment Management, Inc. since 2017; Senior Vice President, Citi Fund Services, Inc. (2014-2017); Vice President, Citi Fund Services, Inc. (2007-2014).	Not applicable
Christopher Luckham, 46 Assistant Treasurer since 2022	Senior Manager, Fund Administration of Thornburg Investment Management, Inc. since 2010.	Not applicable
Natasha Rippel, 41 Secretary since 2021(7)	Director of Fund Operations since 2021, Supervisor of Fund Operations (2017-2021), and Senior Associate of Fund Operations (2015-2017) of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 55 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Trust is organized as a Massachusetts business trust, and currently comprises a complex of 22 separate investment “Funds” or “series.” Thornburg Investment Management, Inc. is the investment advisor to, and manages, the 22 Funds of the Trust. Each Trustee oversees the 22 Funds of the Trust.
(3)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(4)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc. the investment advisor to the 22 Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares of the Trust.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(6)	As of September 30, 2023, Ms. Black served as an Advisory Trustee in a non-voting capacity. Ms. Black was elected as an independent Trustee effective October 2, 2023.
(7)	The Trust’s president, chief financial officer, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
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Trustees’ Statement to Shareholders (Unaudited)
Readopted September 19, 2023
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
(This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. For prospective investors in any fund of Thornburg Investment Trust, this communication must be preceded or accompanied by a prospectus. You may obtain a current copy of the Funds’ prospectus, which describes the Funds’ management fees, expenses and risks, by calling 1-800-847-0200 or by visiting www.thornburg.com/download. Please read the prospectus carefully before investing.)
Thornburg Investment Trust
2300 North Ridgetop Road
Santa Fe, NM 87506
505.984.0200 Tel
505.992.8681 Fax
www.thornburg.com
108  |  Thornburg Municipal Funds Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $41.0 billion (as of September 30, 2023) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The Funds outlined in this report are some of the many equity, multi-asset, and fixed-income products available from Thornburg Investment Management.
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Equity Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
U.S. EQUITY
■	Thornburg Small/Mid Cap Core Fund
■	Thornburg Small/Mid Cap Growth Fund
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Income Builder Opportunities Trust
■	Thornburg Summit Fund
TAXABLE FIXED INCOME
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Ultra Short Income Fund
■	Thornburg Strategic Income Fund
MUNICIPAL FIXED INCOME
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
Before investing, carefully consider each Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Thornburg Municipal Funds Annual Report  |  109

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To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH4629

Annual Report | September 30, 2023

THORNBURG CAPITAL MANAGEMENT FUND

Thornburg Capital Management Fund
Annual Report  |  September 30, 2023

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class I	N/A	885-216-739
Annual Report  |  3

Thornburg Capital Management Fund

Investment Goal and
Fund Overview
Thornburg Capital Management Fund seeks current income consistent with liquidity management and safety of capital.
Under normal circumstances, the Fund invests 100% of its net assets in a portfolio of debt obligations rated by a nationally recognized statistical rating organization at the time of purchase as investment grade or, if unrated, judged to be of comparable quality by the Fund’s investment advisor, and in cash, cash equivalents and cash sweep programs, consistent with the Fund’s investment goal.
Performance drivers and detractors for the reporting period ended September 30, 2023
•	The Fund generated positive total returns and outpaced its benchmark, the FTSE 1-Month Treasury Bill Local Currency Index (the “Index”), during the 12-month period ended September 30, 2023.
•	Over the period, the Fund accomplished its goal of "safety of capital" by providing a share price of $10.00 that has not fluctuated since the Fund’s inception.
•	As of September 30, 2023, the Fund has matched or outperformed its benchmark for all standard time periods since the Fund’s inception and has never suffered a default on any cash equivalent investment.
Performance Summary
September 30, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	SINCE INCEPTION
Class I Shares (Incep: 7/31/15)	4.99%	2.00%	1.91%	1.55%
FTSE 1-Month Treasury Bill Local Currency Index (Since 7/31/15)	4.61%	1.74%	1.68%	1.31%
30-DAY YIELDS, CLASS I SHARES
Annualized Distribution Yield	5.47%
SEC Yield	5.53%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, call 800-847-0200. There is no sales charge for class I shares.

Fund Summary
PORTFOLIO COMPOSITION
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Glossary
The FTSE 1-Month Treasury Bill Local Currency Index measures monthly return equivalents of yield averages that are not marked to market. The One-Month Treasury Bill Index consists of the last one-month Treasury bill issue.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
4  |   Annual Report

Schedule of Investments
Thornburg Capital Management Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Shares/Principal Amount	VALUE
	U.S. Treasury Securities — 3.1%
	United States Treasury Bill,
	5.358% due 10/12/2023	$25,000,000	$ 24,959,705
	5.372% due 10/12/2023	2,700,000	2,695,637
	5.368% due 10/24/2023	25,000,000	24,915,747
	Total U.S. Treasury Securities (Cost $52,571,089)		52,571,089
	Commercial Paper — 84.1%
	Ameren Corp., 5.643% due 10/20/2023	42,000,000	41,877,197
[a]	American Electric Power Co., Inc., 5.595% due 10/10/2023	5,000,000	4,993,125
	American Honda Finance Corp.,
	5.591% due 10/5/2023	29,000,000	28,982,310
	5.579% due 10/11/2023	1,000,000	998,478
	5.591% due 10/11/2023	5,000,000	4,992,375
	5.62% due 10/19/2023	5,000,000	4,986,200
	Arizona Public Service Co.,
	5.491% due 10/2/2023	10,000,000	9,998,497
	5.491% due 10/3/2023	25,000,000	24,992,486
	AutoZone, Inc.,
[a]	5.45% due 10/3/2023	2,000,000	1,999,403
[a]	5.515% due 10/10/2023	25,100,000	25,065,927
	Avangrid, Inc.,
[a]	5.548% due 10/3/2023	2,000,000	1,999,394
[a]	5.541% due 10/6/2023	32,000,000	31,975,778
[a]	5.581% due 10/24/2023	5,000,000	4,982,494
	BASF SE,
[a,b]	5.526% due 10/2/2023	2,500,000	2,499,622
[a,b]	5.591% due 10/2/2023	1,411,000	1,410,784
[a,b]	5.541% due 10/26/2023	34,000,000	33,871,556
	BAT International Finance plc,
[a,b]	5.478% due 10/3/2023	20,000,000	19,994,000
[a,b]	5.499% due 10/3/2023	8,000,000	7,997,591
	Baxter International, Inc.,
[a]	5.558% due 10/4/2023	1,860,000	1,859,152
[a]	5.559% due 10/4/2023	29,000,000	28,986,781
[a]	5.554% due 10/5/2023	5,000,000	4,996,961
[a]	5.555% due 10/10/2023	2,000,000	1,997,265
[a]	5.556% due 10/10/2023	1,000,000	998,633
[a]	Berkshire Hathaway Energy Co., 5.55% due 10/11/2023	11,000,000	10,983,347
	Canadian National Railway Co.,
[a,b]	5.497% due 10/12/2023	1,000,000	998,350
[a,b]	5.499% due 10/12/2023	20,000,000	19,967,000
[a,b]	5.53% due 10/19/2023	2,000,000	1,994,570
[a,b]	Canadian Pacific Railway Co., 5.558% due 10/11/2023	5,000,000	4,992,403
	CenterPoint Energy, Inc.,
[a]	5.571% due 10/11/2023	1,000,000	998,481
[a]	5.571% due 10/12/2023	37,000,000	36,938,159
	Cintas Corp. No. 2,
[a]	5.417% due 10/2/2023	28,000,000	27,995,847
[a]	5.485% due 10/11/2023	11,000,000	10,983,500
[a]	5.487% due 10/16/2023	15,000,000	14,968,500
[a]	Consolidated Edison Co. of New York, Inc., 5.491% due 10/2/2023	21,700,000	21,696,739
	Diageo Capital plc,
[a,b]	5.55% due 10/19/2023	35,254,000	35,157,933
[a,b]	5.58% due 10/19/2023	4,040,000	4,028,930
[a]	Dollar General Corp., 5.406% due 10/2/2023	18,000,000	17,997,335
[a]	Dover Corp., 5.469% due 10/3/2023	20,000,000	19,994,011
	DTE Electric Co., 5.532% due 10/16/2023	5,000,000	4,988,667
[a]	Duke Energy Corp., 5.482% due 10/4/2023	6,113,000	6,110,249
	Electricite de France SA,
[a,b]	5.565% due 10/6/2023	11,822,000	11,813,019
[a,b]	5.527% due 10/13/2023	15,000,000	14,972,800
See notes to financial statements.	Annual Report | 5

Schedule of Investments, Continued
Thornburg Capital Management Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Shares/Principal Amount	VALUE
[a]	Evergy Missouri West, Inc., 5.588% due 10/10/2023	$ 7,770,000	$ 7,759,316
[a]	Fiserv, Inc., 5.558% due 10/16/2023	13,700,000	13,670,857
[a]	Hitachi America Capital Ltd., 5.511% due 10/6/2023	39,000,000	38,970,587
[a]	HP, Inc., 5.532% due 10/5/2023	38,000,000	37,976,989
	Intercontinental Exchange, Inc.,
[a]	5.552% due 10/6/2023	2,000,000	1,998,481
[a]	5.588% due 10/11/2023	24,000,000	23,963,333
[a]	5.652% due 10/24/2023	13,000,000	12,953,904
[a]	Johnson Controls International plc, 5.537% due 10/10/2023	38,000,000	37,948,225
	Keurig Dr Pepper, Inc.,
[a]	5.535% due 10/3/2023	2,000,000	1,999,394
[a]	5.584% due 10/16/2023	37,000,000	36,915,362
[a]	Marriott International, Inc., 5.547% due 10/20/2023	1,000,000	997,124
	McCormick & Co., Inc.,
[a]	5.554% due 10/3/2023	1,000,000	999,697
[a]	5.558% due 10/3/2023	38,000,000	37,988,473
[a]	5.588% due 10/10/2023	1,000,000	998,628
[a]	5.554% due 10/11/2023	2,000,000	1,996,967
	Mitsubishi HC Finance America LLC,
	5.68% due 10/10/2023	1,000,000	998,605
	5.681% due 10/10/2023	13,000,000	12,981,865
	5.704% due 10/13/2023	5,187,000	5,177,318
	5.67% due 10/16/2023	21,000,000	20,951,262
	Mondelez International, Inc.,
[a]	5.562% due 10/2/2023	22,000,000	21,996,657
[a]	5.572% due 10/3/2023	17,000,000	16,994,824
[a]	NextEra Energy Capital Holdings, Inc., 5.612% due 10/3/2023	17,562,000	17,556,614
	Oglethorpe Power Corp.,
[a]	5.651% due 10/6/2023	30,000,000	29,976,875
[a]	5.698% due 10/6/2023	1,000,000	999,222
[a]	5.748% due 10/6/2023	1,257,000	1,256,014
[a]	5.698% due 10/13/2023	1,000,000	998,133
[a]	5.699% due 10/13/2023	5,000,000	4,990,667
	ONE Gas, Inc.,
[a]	5.552% due 10/2/2023	4,400,000	4,399,331
[a]	5.578% due 10/4/2023	10,000,000	9,995,425
[a]	5.571% due 10/17/2023	5,050,000	5,037,700
[a]	5.605% due 10/17/2023	3,200,000	3,192,164
	Oracle Corp.,
[a]	5.56% due 10/4/2023	1,000,000	999,545
[a]	5.584% due 10/5/2023	1,000,000	999,390
[a]	5.602% due 10/20/2023	40,000,000	39,883,889
	Penske Truck Leasing Co. LP,
	5.565% due 10/6/2023	4,900,000	4,896,271
	5.615% due 10/16/2023	22,000,000	21,949,400
	PPG Industries, Inc., 5.615% due 10/23/2023	20,000,000	19,935,600
	Ryder System, Inc., 5.662% due 10/10/2023	39,000,000	38,945,790
	Sempra,
[a]	5.605% due 10/4/2023	500,000	499,770
[a]	5.633% due 10/18/2023	25,000,000	24,934,715
[a]	5.633% due 10/19/2023	14,000,000	13,961,290
[a]	Sherwin-Williams Co., 5.514% due 10/19/2023	25,000,000	24,932,250
	Sony Capital Corp.,
[a]	5.582% due 10/2/2023	8,000,000	7,998,778
[a]	5.532% due 10/3/2023	30,000,000	29,990,917
[a]	5.53% due 10/4/2023	1,912,000	1,911,132
	Southern California Edison Co.,
[a]	5.639% due 10/2/2023	10,000,000	9,998,458
[a]	5.638% due 10/11/2023	28,000,000	27,956,833
	Spire, Inc.,
[a]	5.631% due 10/12/2023	15,500,000	15,473,809
[a]	5.682% due 10/12/2023	3,309,000	3,303,358
6 | Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Capital Management Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Shares/Principal Amount	VALUE
[a]	5.611% due 10/17/2023	$ 9,500,000	$ 9,476,736
[a]	5.612% due 10/19/2023	2,500,000	2,493,113
[a]	Stanley Black & Decker, Inc., 5.704% due 10/27/2023	15,000,000	14,939,333
[a]	Starbucks Corp., 5.488% due 10/18/2023	38,000,000	37,908,800
	TELUS Corp.,
[a,b]	5.57% due 10/17/2023	7,500,000	7,481,767
[a,b]	5.514% due 10/20/2023	5,000,000	4,985,697
[a,b]	Tyco Electronics Group SA, 5.529% due 10/2/2023	37,000,000	36,994,399
	Tyson Foods, Inc.,
[a]	5.484% due 10/10/2023	1,000,000	998,650
[a]	5.50% due 10/16/2023	37,000,000	36,916,596
[a]	Waste Management, Inc., 5.542% due 10/3/2023	40,000,000	39,987,889
	Total Commercial Paper (Cost $1,455,430,037)		1,455,430,037
	Repurchase Agreement — 4.6%
	Bank of New York Tri-Party Repurchase Agreement, 5.42% dated 9/29/2023 due 10/2/2023, repurchase price $80,036,133 collateralized by 15 corporate debt securities, having an average coupon of 4.72%, a minimum credit rating of BBB-, maturity dates from 11/1/2026 to 5/15/2052, and having an aggregate market value of $85,149,087 at 9/30/2023	80,000,000	80,000,000
	Total Repurchase Agreements (Cost $80,000,000)		80,000,000
	Mutual Fund — 0.0%
[c]	State Street Institutional Treasury Money Market Fund Premier Class, 5.28%	13,330	13,329
	Total Mutual Fund (Cost $13,329)		13,329
	Total Investments — 91.8% (Cost $1,588,014,455)		$1,588,014,455
	Other Assets Less Liabilities — 8.2%		142,372,285
	Net Assets — 100.0%		$1,730,386,740

Footnote Legend
a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2023, the aggregate value of these securities in the Fund’s portfolio was $1,207,777,716, representing 69.80% of the Fund’s net assets.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
c	Rate represents the money market fund annualized seven-day yield at September 30, 2023.
See notes to financial statements.	Annual Report | 7

Statement of Assets and Liabilities
Thornburg Capital Management Fund  |  September 30, 2023
ASSETS
Investment in securities, at cost	$ 1,588,014,455
Investments at value	1,588,014,455
Cash	227,366,759
Dividends receivable	2,691
Principal and interest receivable	1,574,301
Total Assets	1,816,958,206
Liabilities
Payable for investments purchased	86,483,757
Accounts payable and accrued expenses	87,709
Total Liabilities	86,571,466
Net Assets	$ 1,730,386,740
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 1,730,348,428
Distributable earnings	38,312
Net Assets	$ 1,730,386,740
NET ASSET VALUE
Class I Shares:
Net assets applicable to shares outstanding	$ 1,730,386,740
Shares outstanding	173,037,212
Net asset value and redemption price per share	$ 10.00
See notes to financial statements.
8   |  Annual Report

Statement of Operations
Thornburg Capital Management Fund  |  Year Ended September 30, 2023
INVESTMENT INCOME
Interest income	$ 71,014,997
Dividend income	58,630
Total Income	71,073,627
EXPENSES
Transfer agent fees	5,195
Custodian fees	79,440
Professional fees	32,470
Officer fees	9,049
Other expenses	20,944
Total Expenses	147,098
Net Investment Income (Loss)	$ 70,926,529
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)	42,197
Net Realized and Unrealized Gain (Loss)	42,197
Change in Net Assets Resulting from Operations	$ 70,968,726
See notes to financial statements.
Annual Report  |  9

Statement of Changes in Net Assets
Thornburg Capital Management Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 70,926,529	$ 16,891,756
Net realized gain (loss)	42,197	9,153
Net Increase (Decrease) in Net Assets Resulting from Operations	70,968,726	16,900,909
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class I Shares	(71,182,725)	(16,654,159)
FUND SHARE TRANSACTIONS
Class I Shares	201,697,890	(531,456,557)
Net Increase (Decrease) in Net Assets	201,483,891	(531,209,807)
NET ASSETS
Beginning of Year	1,528,902,849	2,060,112,656
End of Year	$ 1,730,386,740	$ 1,528,902,849
See notes to financial statements.
10   |  Annual Report

Notes to Financial Statements
Thornburg Capital Management Fund  |  September 30, 2023
NOTE 1 – ORGANIZATION
Thornburg Capital Management Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment goal is to seek current income consistent with liquidity management and safety of capital. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, foreign investment risk, interest rate risk, liquidity risk, management risk, market and economic risk, and prepayment and extension risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
As of September 30, 2023, the Fund currently offers one class of shares of beneficial interest: Institutional Class (“Class I”). This class of shares of the Fund represents all interest in the portfolio of investments. Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee. All expenses are allocated to the class including transfer agent fees, government registration fees, printing and postage costs, and legal expenses.
Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933 (the "1933 Act"). Investments in the Fund may only be made by investment companies, or other persons that are “accredited investors” within the meaning of Regulation D under the 1933 Act. Thornburg Investment Management, Inc. (the "Advisor"), acting as the agent for the other series of the Trust, will effect all purchases and sales of shares of the Fund on behalf of any series of the Trust.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Expenses: Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
Annual Report  |  11

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  September 30, 2023
Security Valuation: All investments in securities held by the Fund  are valued as described in Note 3.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. Pursuant to current U.S. Securities and Exchange Commission (“SEC”) guidance, a transaction involving a when-issued security will not be deemed to involve a senior security as long as the Fund intends to settle the transaction physically and the transaction settles within 35 days. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2023 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed by the Advisor, which has been designated by the Trustees of the Trust (the "Trustees") as the Fund’s “valuation designee,” as that term is defined in rule 2a-5 under the 1940 Act. The Advisor performs this valuation function under the supervision of the Trustees and in accordance with policies and procedures that have been adopted by the Advisor and approved by the Trustees (the “Valuation Policy and Procedures”).
In its capacity as the Fund’s valuation designee, the Advisor makes good faith determinations of the fair value of portfolio securities for which market quotations are not readily available, and otherwise complies with and administers the Valuation Policy and Procedures. The Advisor performs those functions in significant measure through its Valuation and Pricing Committee (the “Committee”), though the Advisor may also obtain the assistance of others, including professional pricing service providers selected and approved by the Committee. In accordance with the Valuation Policy and Procedures, the Committee: assesses and manages the material risks associated with determining the fair value of those Fund investments for which market quotations are not readily available; selects and applies methodologies for determining and calculating such fair values; periodically reviews and tests the appropriateness and accuracy of those methodologies; monitors for circumstances that may necessitate the use of fair value; and approves, monitors, and evaluates pricing services engaged to provide evaluated prices for the Fund’s investments. The Committee provides reports on its activities to the Trustees’ Audit Committee, which is responsible for overseeing the Committee’s and the Advisor’s work in discharging the functions under the Valuation Policy and Procedures.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculation valuations, but also may utilize prices obtained from pricing service providers or other methods selected by the Committee. Because fair values calculated by the Committee are estimates, the calculation of a fair value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities held with a maturity of less than 60 days from trade date and other short-term investments are valued using the amortized cost method unless the Committee determines such method does not represent fair value. The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security. The market value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee may calculate a fair value for the obligation using alternative methods selected and approved by the Committee. Additionally, in cases when the Committee believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee may calculate a fair value for the obligation using an alternative method selected and approved by the Committee.
12   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  September 30, 2023
If the market quotation for an investment is expressed in a foreign currency, that market quotation will be converted to U.S. dollars using a foreign exchange quotation from a third-party service at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of the Fund’s investments may be significantly affected on days when shareholders cannot purchase or sell Fund’s shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2023:
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
U.S. Treasury Securities	$ 52,571,089	$ —	$ 52,571,089	$ —
Commercial Paper	1,455,430,037	—	1,455,430,037	—
Repurchase Agreement	80,000,000	—	80,000,000	—
Mutual Fund	13,329	13,329	—	—
Total Investments in Securities	$ 1,588,014,455	$ 13,329	$ 1,588,001,126	$ —
Total Assets	$ 1,588,014,455	$ 13,329	$ 1,588,001,126	$—
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement with the Trust, the Advisor serves as the investment advisor and performs services for the Fund. The Fund does not pay an advisory fee to the Advisor under this agreement.
The Advisor provides certain administrative services to the Fund. No fees are charged for these services.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2023, the Fund had no such transactions with affiliated funds.
Annual Report  |  13

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  September 30, 2023
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2023, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2023, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 1,588,014,455
Net unrealized appreciation (depreciation) on investments (tax basis)	$ -
There is no unrealized appreciation (depreciation) in the Fund at September 30, 2023 due to all securities with less than 60 days to maturity being valued by the amortized cost method.
At September 30, 2023, the Fund had $38,312 of undistributed tax basis ordinary investment income and no undistributed tax basis capital gains.
The tax character of distributions paid during the years ended September 30, 2023, and September 30, 2022, were as follows:
	2023	2022
Distributions from:
Ordinary income	$ 71,182,725	$ 16,654,159
Total	$ 71,182,725	$ 16,654,159
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At September 30, 2023, there were an unlimited number of shares of the Fund with no par value of beneficial interest authorized. Transactions in the Fund’s shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2023		YEAR ENDED September 30, 2022
	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	882,916,619	$ 8,829,166,189	1,043,716,043	$ 10,437,160,430
Shares issued to shareholders in reinvestment of dividends	7,118,272	71,182,724	1,665,416	16,654,160
Shares repurchased	(869,865,102)	(8,698,651,023)	(1,098,527,115)	(10,985,271,147)
Net increase (decrease)	20,169,789	$ 201,697,890	(53,145,656)	$ (531,456,557)
NOTE 7 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2023, the Fund had no purchase and sale transactions of investments other than short-term investments.
14   |  Annual Report

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Annual Report  |  15

Financial Highlights
	Per Share Performance (For a Share Outstanding throughout the Year)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of Period
Class I(b)
2023	$ 10.00	0.49	— (c)	0.49	(0.49)	—	(0.49)	$ 10.00
2022	$ 10.00	0.10	— (c)	0.10	(0.10)	—	(0.10)	$ 10.00
2021	$ 10.00	0.01	— (c)	0.01	(0.01)	—	(0.01)	$ 10.00
2020	$ 10.00	0.10	0.01	0.11	(0.11)	—	(0.11)	$ 10.00
2019	$ 10.00	0.24	—	0.24	(0.24)	—	(0.24)	$ 10.00

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
(d)	Portfolio turnover rate equals zero due to no long term investment transactions in the period.
+	Based on weighted average shares outstanding.
See notes to financial statements.
16  |  Annual Report

Financial Highlights, Continued
	Ratios to Average Net Assets			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class I(b)
2023	4.88	0.01	0.01	4.99	— (d)	$ 1,730,387
2022	0.96	0.01	0.01	0.96	— (d)	$ 1,528,903
2021	0.12	0.01	0.01	0.12	— (d)	$ 2,060,113
2020	1.00	0.01	0.01	1.08	— (d)	$ 1,661,288
2019	2.44	0.02	0.02	2.48	— (d)	$ 1,552,677
Annual Report  |  17

Report of Independent Registered Public Accounting Firm
Thornburg Capital Management Fund
To the Board of Trustees of Thornburg Investment Trust and Shareholders of Thornburg Capital Management Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Capital Management Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statement of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
November 17, 2023
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
18   |  Annual Report

Expense Example
Thornburg Capital Management Fund  |  September 30, 2023 (Unaudited)
As a shareholder of the Fund, you incur ongoing costs of investing in the Fund. Because the Fund does not pay any management fee or distribution and/or service (12b-1) fee, the Fund’s ongoing costs are comprised of other Fund expenses. Shareholders of the Fund do not incur any transaction costs.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2023, and held until September 30, 2023.
	BEGINNING ACCOUNT VALUE 4/1/23	ENDING ACCOUNT VALUE 9/30/23	EXPENSES PAID DURING PERIOD† 4/1/23—9/30/23
CLASS I SHARES
Actual	$1,000.00	$1,027.10	$0.05
Hypothetical*	$1,000.00	$1,025.02	$0.05

†	Expenses are equal to the annualized expense ratio for each class (I: 0.01%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the Actual section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual section for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the Hypothetical section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the Hypothetical section of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  19

Trustees and Officers
Thornburg Capital Management Fund  |  September 30, 2023 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 77 Trustee Since 1984, Chairman of Trustees(4)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 68 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee and Operations Risk Oversight Committee(5)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager, and until 2019 Chief Investment Officer, and, until 2016, CEO and President, of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(3)
Sally Corning, 62 Trustee since 2012, Member of Audit Committee and Governance & Nominating Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 74 Trustee since 2004, Member of Audit Committee and Operations Risk Oversight Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 60 Trustee since 2015, Chair of Governance & Nominating Committee and Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 59 Trustee since 2019, Chair of Audit Committee	President of Talamantes Strategies, a management consulting firm, since 2018. Until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 69 Trustee since 2004, Lead Independent Trustee, Member of Audit Committee and Governance & Nominating Committee	President of Dirks, Van Essen & April, Santa Fe, New Mexico (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 64 Trustee since 1996, Chair of Operations Risk Oversight Committee, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambé LLC, Santa Fe, NM (manufacturing and design company).	None
ADVISORY TRUSTEE
Lisa Black, 64(6) Trustee since 2023	Until 2019, Senior Managing Director, Chief Investment Officer and Head, Taxable Fixed Income, Nuveen LLC, New York, NY; Managing Director, TIAA-CREF, New York, NY (1996-2012).	None
20   |  Annual Report

Trustees and Officers, Continued
Thornburg Capital Management Fund  |  September 30, 2023 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)
Nimish Bhatt, 60 President since 2023, Chief Financial Officer 2019-2023, Treasurer 2016-2019, Secretary 2018-2019(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016, and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011- 2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Randy Dry, 49 Vice President since 2014	Managing Director, Chief Operating Officer since 2020, Chief Administrative Officer (2016-2020), and Director of Institutional Group (2014-2016) of Thornburg Investment Management, Inc.	Not applicable
John Hackett, 57 Vice President since 2020	Chief Marketing Officer, Thornburg Investment Management, Inc., since 2020; Global Head of Product Marketing, Northern Trust Asset Management (2016-2020); Principal and Head of Marketing and Business Development, The Townsend Group (2013-2016).	Not applicable
Curtis Holloway, 56 Chief Financial Officer since 2023 ,Treasurer since 2019(7)	Director of Finance since 2021 and Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 43 Vice President since 2014	Co-Head of Investments since 2019, and Portfolio Manager and Managing Director since 2013, of Thornburg Investment Management, Inc.	Not applicable
Jeff Klingelhofer, 42 Vice President since 2016	Co-Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager (2012-2015), of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 52 Assistant Treasurer since 2020; Vice President 2017-2020	Senior Manager & Vice President, Tax & Fund Administration of Thornburg Investment Management, Inc. since 2017; Senior Vice President, Citi Fund Services, Inc. (2014-2017); Vice President, Citi Fund Services, Inc. (2007-2014).	Not applicable
Christopher Luckham, 46 Assistant Treasurer since 2022	Senior Manager, Fund Administration of Thornburg Investment Management, Inc. since 2010.	Not applicable
Natasha Rippel, 41 Secretary since 2021(7)	Director of Fund Operations since 2021, Supervisor of Fund Operations (2017-2021), and Senior Associate of Fund Operations (2015-2017) of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 55 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Trust is organized as a Massachusetts business trust, and currently comprises a complex of 22 separate investment “Funds” or “series.” Thornburg Investment Management, Inc. is the investment advisor to, and manages, the 22 Funds of the Trust. Each Trustee oversees the 22 Funds of the Trust.
(3)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(4)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc. the investment advisor to the 22 Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares of the Trust.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(6)	As of September 30, 2023, Ms. Black served as an Advisory Trustee in a non-voting capacity. Ms. Black was elected as an independent Trustee effective October 2, 2023.
(7)	The Trust’s president, chief financial officer, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
Annual Report  |  21

Other Information
September 30, 2023 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the U.S. Securities and Exchange Commission schedules of its portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Fund’s Form N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
The Advisor provides investment management services to the Fund pursuant to an investment advisory agreement (the “Agreement”). The Trustees consider the renewal of the Agreement annually, and most recently determined to renew the Agreement on September 19, 2023.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the Agreement. In determining to renew the Agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent, and Quality of Services. The Trustees considered in their evaluation of the Agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s portfolio management, fund administration, trading, operations, marketing, distribution, and compliance staffs. The Trustees also considered in this evaluation the presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the Agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent, and quality of services provided by the Advisor under the Agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent, and quality of the services rendered to the Fund by the Advisor included: (1) reports from the Fund’s portfolio managers throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives, and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Fund’s strategies in varying environments, managers’ cognizance of, and strategies to pursue, the Fund’s objective and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of the Fund’s liquidity requirements, and other factors; (3) the Fund’s achievement of its investment objective over different periods of time; (4) presentations by, and interactions with, members of the Advisor’s fund administration, trading, operations, marketing, and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including particularly interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and the Advisor’s own financial management and sufficiency of its resources; (7) steps taken by the Advisor to improve its investment management process, including the hiring of additional investment personnel to support the investment management function, plans to add other investment personnel in the future, efforts to increase the diversity of backgrounds and experiences among its investment personnel, and the increased integration of risk management procedures and consideration of environmental, social, and governance factors into the investment process; (8) the measures employed by the Advisor’s personnel to achieve efficient trade execution for the Fund; and (9) steps taken to facilitate continued collaboration among the Advisor’s personnel. As in past years, the Trustees noted their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the depth and experience of the Advisor’s staff, and
22   |  Annual Report

Other Information, Continued
September 30, 2023 (Unaudited)
the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors and circumstances.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objective and policies, and that the nature, extent, and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance.  Dividend distribution and other information received by the Trustees respecting the investments by the Fund was viewed as consistent with expectations respecting the Fund’s investment performance in view of current market conditions.
Comparisons of Fee and Expense Levels. The Trustees did not consider fee levels because the Advisor does not charge fees to the Fund.  Expense levels were consistent with expectations.
Costs and Profitability of Advisor. The Trustees did not consider the profitability of the Advisor in reviewing the Agreement, because the Advisor does not charge fees to the Fund under that Agreement.
Potential Economies of Scale. The Trustees did not consider any economies of scale potentially available to the Fund in reviewing the Agreement, because the Advisor does not receive a fee from the Fund under that Agreement.
Potential Ancillary Benefits. The Trustees did not identify any collateral benefits to the Advisor because of its relationship to the Fund.
Summary of Conclusions. The Trustees concluded that the general nature, extent, and quality of the Advisor’s services performed under the Agreement remained sufficient, the Advisor continued to actively and competently pursue the Fund’s investment objective and adhere to the Fund’s investment policies, and that the Fund’s investment performance remained satisfactory in the context of its objective and strategies. The Trustees further concluded that the level of the Fund’s expenses was reasonable. The Trustees accordingly determined to renew the Agreement for an additional term of one year for the Fund.
Annual Report  |  23

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 19, 2023
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
(This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. For prospective investors in any fund of Thornburg Investment Trust, this communication must be preceded or accompanied by a prospectus. You may obtain a current copy of the Funds’ prospectus, which describes the Funds’ management fees, expenses and risks, by calling 1-800-847-0200. Please read the prospectus carefully before investing.)
Thornburg Investment Trust
2300 North Ridgetop Road
Santa Fe, NM 87506
505.984.0200 Tel
505.992.8681 Fax
www.thornburg.com
24  |  Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $41.0 billion (as of September 30, 2023) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The Fund outlined in this report is one of many equity, multi-asset, and fixed-income products available from Thornburg Investment Management.
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Equity Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
U.S. EQUITY
■	Thornburg Small/Mid Cap Core Fund
■	Thornburg Small/Mid Cap Growth Fund
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Income Builder Opportunities Trust
■	Thornburg Summit Fund
TAXABLE FIXED INCOME
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Ultra Short Income Fund
■	Thornburg Strategic Income Fund
MUNICIPAL FIXED INCOME
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Annual Report  |  25

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26   |  Annual Report

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Annual Report  |  27

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH3477

Annual Report | September 30, 2023

Thornburg Managed Account Fund
Thornburg Municipal Managed Account Fund

Thornburg Managed Account Fund
Annual Report  |  September 30, 2023
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
Annual Report  |  3

Thornburg Municipal Managed Account Fund

Investment Goal and
Fund Overview
The primary goal of Municipal Managed Account Fund is to seek a high level of current income exempt from federal individual income tax.
The Fund is actively managed and invests principally in municipal obligations of any credit quality issued by states, local governments and territories. The Fund can invest up to 80% in lower-rated “junk” bonds. It analyzes credit and selects securities based on interest rate outlooks, bond markets, debt supply, and yield differences. The Fund buys municipal obligations of any maturity, which affects duration and sensitivity to interest rates. For defensive purposes it may reduce the effective duration and/or the maturity of the portfolio. There’s no limit on a security’s duration or maturity the Fund may purchase. The Fund aims to meet its objective through credit analysis and security selection and is non-diversified.
At least 80% of assets are in municipal bonds exempt from federal income tax and no more than 20% will be in taxable municipal bonds, except temporarily for defensive purposes. Taxable investments mean some income would be taxed. Gains not offset by losses are also taxed.
Performance drivers and detractors for the reporting period ended September 30, 2023
» The Fund’s Class I shares returned -1.74% versus the ICE BofA U.S. Municipal Master Index’s (the “Index”) return of -4.01% from the Fund’s inception on May 15, 2023, until September 30, 2023.
» The Fund’s outperformance relative to the Index was driven by the high cash balance held during its initial investment period and came at a time of challenging performance for the municipal bond market broadly.
Performance Summary
September 30, 2023 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
SINCE INCEPTION
Class I Shares (Incep: 5/15/23)	-1.74%
ICE BofA U.S. Municipal Master Index	-4.01%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of the Fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. There is no sales charge for Class I shares. Thornburg and Thornburg Securities Corporation ("TSC") have contractually agreed, irrevocably during the existence of the Fund, to waive, pay or reimburse all expenses of the Fund, except for taxes, interest expense, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs. For the period ended September 30, 2023, resulting in net expense ratios of the following: I shares, 0.00%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
4  |   Annual Report

Glossary
September 30, 2023 (Unaudited)
The ICE BofA U.S. Municipal Master Index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.
Annual Report  |  5

Fund Summary
Thornburg Municipal Managed Account Fund  |  September 30, 2023 (Unaudited)
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	33
Effective Duration	6.4 Yrs
Average Maturity	13.0 Yrs
30-DAY YIELDS, CLASS I SHARES
Annualized Distribution Yield	4.77%
SEC Yield	4.75%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 0.59% and 0.53%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class I	THMMX	885-216-333
Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

6  |  Annual Report

Schedule of Investments
Thornburg Municipal Managed Account Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	LONG-TERM MUNICIPAL BONDS — 96.6%
	Alabama — 2.9%
[a]	Black Belt Energy Gas District (Guaranty: Goldman Sachs Group, Inc.), Series D-1, 5.50% due 6/1/2049 (put 2/1/2029)	$150,000	$ 152,843
	Arizona — 2.8%
[a]	Chandler (Intel Corp.) IDA AMT, 4.10% due 12/1/2037 (put 6/15/2028)	150,000	146,320
	California — 2.7%
	California Municipal Finance Authority (Greenfield Commons Eah LP; Collateralized: FNMA), Series A, 5.28% due 9/1/2046	150,000	144,976
	Connecticut — 2.6%
	Connecticut Housing Finance Authority, Series B, 4.65% due 11/15/2048	150,000	137,302
	Florida — 10.0%
[b]	Capital Trust Agency, Inc. (Southeastern University Obligated Group), Series A, 6.25% due 5/1/2048	100,000	92,377
	County of Broward Airport System Revenue AMT, 5.00% due 10/1/2042	150,000	149,412
	County of Miami-Dade Aviation Revenue AMT, Series A, 5.00% due 10/1/2035	150,000	148,015
	Florida Development Finance Corp. (Mater Academy Miami-Dade Osceola County Facilities Obligated Group), Series A, 5.00% due 6/15/2042	150,000	141,382
	Georgia — 7.6%
	Main Street Natural Gas, Inc. (Guaranty: Royal Bank of Canada),
[a]	Series B, 5.00% due 7/1/2053 (put 3/1/2030)	150,000	151,400
[a]	Series C, 5.00% due 9/1/2053 (put 9/1/2030)	250,000	252,345
	Illinois — 2.8%
	City of Chicago (Chicago O’Hare International Airport) AMT, Series A, 5.00% due 1/1/2028	150,000	150,397
	Iowa — 2.7%
[a]	Iowa Finance Authority (Iowa Fertilizer Co. LLC; Guaranty: OCI NV), 5.00% due 12/1/2050 (put 12/1/2042)	150,000	143,815
	Kansas — 2.9%
	Kansas Independent College Finance Authority (Ottawa University), Series B, 7.30% due 5/1/2024	150,000	151,945
	Kentucky — 5.7%
[a]	County of Owen (American Water/Kentucky-American Water Co. Obligated Group), 3.875% due 6/1/2040 (put 9/1/2028)	150,000	147,919
	Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group), Series A, 5.00% due 10/1/2033	150,000	153,240
	Michigan — 5.0%
	City of Detroit GO, Series C, 6.00% due 5/1/2043	250,000	264,227
	New Hampshire — 3.0%
	New Hampshire Business Finance Authority (Presbyterian Homes Obligated Group), Series A, 5.25% due 7/1/2048	175,000	158,984
	New Mexico — 7.5%
[a]	City of Farmington (Public Service Co. of New Mexico), Series D, 3.90% due 6/1/2040 (put 6/1/2028)	250,000	242,090
	New Mexico Educational Assistance Foundation AMT, Series 1A, 5.00% due 9/1/2029	150,000	154,292
	New York — 2.5%
	Metropolitan Transportation Authority, Series B, 5.00% due 11/15/2038	130,000	130,001
	Pennsylvania — 2.8%
	Northeastern Pennsylvania Hospital and Education Authority (King’s College), 5.00% due 5/1/2031	145,000	147,672
	South Dakota — 2.8%
	South Dakota Health & Educational Facilities Authority (Monument Health Obligated Group), 5.00% due 9/1/2040	150,000	150,672
	Tennessee — 2.7%
	Tennessee Housing Development Agency, Series 2A, 4.70% due 7/1/2053	150,000	141,444
	Texas — 13.8%
	Clifton Higher Education Finance Corp. (YES Prep Public Schools, Inc.; Insured: PSF-GTD), 4.25% due 4/1/2048	150,000	129,960
	Matagorda County Navigation District No. 1 (AEP Texas, Inc.) AMT, 4.25% due 5/1/2030	150,000	145,014
[a]	Mission Economic Development Corp. (Waste Management, Inc.; Guaranty: Waste Management Holdings) AMT, Series A, 4.25% due 6/1/2048 (put 6/3/2024)	150,000	149,323
	Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) AMT, 5.50% due 12/31/2058	150,000	153,246
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2034	150,000	150,811
	Utah — 2.7%
	Utah Charter School Finance Authority (Summit Academy, Inc.), Series A, 5.00% due 4/15/2049	150,000	143,893
	Virginia — 3.5%
	Virginia Housing Development Authority, Series D, 4.70% due 8/1/2048	200,000	183,980
	Washington — 2.9%
	Washington State Housing Finance Commission (Eastside Retirement Association Obligated Group), Series B-1, 4.75% due 7/1/2027	155,000	155,034
	West Virginia — 4.7%
[a]	West Virginia (Kentucky Power Co.) EDA AMT, Series A, 4.70% due 4/1/2036 (put 6/17/2026)	250,000	249,660
	Total Long-Term Municipal Bonds — 96.6% (Cost $5,279,189)		5,113,991
See notes to financial statements.	Annual Report | 7

Schedule of Investments, Continued
Thornburg Municipal Managed Account Fund  |  September 30, 2023
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Short-Term Municipal Bonds — 1.9%
	Kentucky — 1.9%
[a]	County of Meade (Nucor Corp.) AMT, Series A-2, 5.22% due 7/1/2060 (put 10/2/2023)	$100,000	$ 100,000
	Total Short-Term Municipal Bonds — 1.9% (Cost $100,000)		100,000
	Total Investments — 98.5% (Cost $5,379,189)		$5,213,991
	Other Assets Less Liabilities — 1.5%		78,754
	Net Assets — 100.0%		$5,292,745

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2023.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2023, the aggregate value of these securities in the Fund’s portfolio was $92,377, representing 1.75% of the Fund’s net assets.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AMT	Alternative Minimum Tax
EDA	Economic Development Authority
FNMA	Collateralized by Federal National Mortgage Association
GO	General Obligation
IDA	Industrial Development Authority/Agency
PSF-GTD	Guaranteed by Permanent School Fund
8 | Annual Report	See notes to financial statements.

Statement of Assets and Liabilities
Thornburg Municipal Managed Account Fund  |  September 30, 2023
ASSETS
Investment in securities, at cost	$ 5,379,189
Investments at value	5,213,991
Cash	11,472
Receivable from investment advisor	19,740
Principal and interest receivable	56,946
Prepaid expenses and other assets	36,339
Total Assets	5,338,488
Liabilities
Accounts payable and accrued expenses	45,743
Total Liabilities	45,743
Net Assets	$ 5,292,745
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 5,468,656
Distributable earnings	(175,911)
Net Assets	$ 5,292,745
NET ASSET VALUE
Class I Shares:
Net assets applicable to shares outstanding	$ 5,292,745
Shares outstanding	547,020
Net asset value and redemption price per share	$ 9.68
See notes to financial statements.
Annual Report  |  9

Statement of Operations
Thornburg Municipal Managed Account Fund  |  Period Ended September 30, 2023*
INVESTMENT INCOME
Interest income	$ 80,674
EXPENSES
Transfer agent fees
Class I Shares	869
Registration and filing fees
Class I Shares	460
Custodian fees	2,070
Professional fees	44,390
Trustee and officer fees	276
Other expenses	25,570
Total Expenses	73,635
Less:
Expenses reimbursed	(73,635)
Net Expenses	-
Net Investment Income (Loss)	$ 80,674
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)	(10,731)
Net change in unrealized appreciation (depreciation)	(165,198)
Net Realized and Unrealized Gain (Loss)	(175,929)
Change in Net Assets Resulting from Operations	$ (95,255)

*	The Fund commenced operations on May 15, 2023.
See notes to financial statements.
10  |  Annual Report

Statement of Changes in Net Assets
Thornburg Municipal Managed Account Fund
Period Ended September 30, 2023*
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 80,674
Net realized gain (loss)	(10,731)
Net change in unrealized appreciation (depreciation)	(165,198)
Net Increase (Decrease) in Net Assets Resulting from Operations	(95,255)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class I Shares	(80,656)
FUND SHARE TRANSACTIONS
Class I Shares	5,468,656
Net Increase (Decrease) in Net Assets	5,292,745
NET ASSETS
Beginning of Period	—
End of Period	$ 5,292,745

*	The Fund commenced operations on May 15, 2023.
See notes to financial statements.
Annual Report  |  11

Notes to Financial Statements
September 30, 2023
NOTE 1 – ORGANIZATION
Thornburg Municipal Managed Account Fund (the “Fund”) commenced operations on May 15, 2023 and is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). As of September 30, 2023, the Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment goal is to seek a high level of current income exempt from federal individual income tax. The Fund’s investments subject it to certain risks. As of the date of this report, the principal risks of investing in the Fund include credit risk, cybersecurity and operational risk, high yield risk, interest rate risk, liquidity risk, management risk, market and economic risk, non-diversification risk, redemption risk, and tax risk. Please see the Fund’s prospectus for a discussion of those principal risks and other risks associated with an investment in the Fund.
As of September 30, 2023, the Fund currently offers one class of shares of beneficial interest: Institutional Class (“Class I”). This class of shares of the Fund represents all interest in the portfolio of investments. Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee. All expenses are allocated to the class including transfer agent fees, government registration fees, printing and postage costs, and legal expenses.
Shares of the Fund are available for purchase and redemption exclusively by or on behalf of separately managed account clients where Thornburg Investment Management, Inc., the Fund’s investment advisor (the “Advisor”), has an agreement with the managed account program’s sponsor, or directly with the client, to provide advisory services to the managed account or to the managed account program’s sponsor for its use in managing such account.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Expenses: Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Security Valuation: All investments in securities held by the Fund is valued as described in Note 3.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment
12   |  Annual Report

Notes to Financial Statements, Continued
September 30, 2023
objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. Pursuant to current U.S. Securities and Exchange Commission (“SEC”) guidance, a transaction involving a when-issued security will not be deemed to involve a senior security as long as the Fund intends to settle the transaction physically and the transaction settles within 35 days. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2023 are detailed in the Schedule of Investments.
Organizational and Offering Costs: The Fund incurs certain costs related to launch and operation. Organizational costs are charged to expense as incurred. Offering costs are amortized to expense daily over the span of one year from commencement of operations. These amounts are included in Prepaid expenses and other assets in the Statement of Assets and Liabilities and Other expenses in the Statement of Operations.
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed by the Advisor, which has been designated by the Trustees of the Trust (the "Trustees") as the Fund’s “valuation designee,” as that term is defined in rule 2a-5 under the 1940 Act. The Advisor performs this valuation function under the supervision of the Trustees and in accordance with policies and procedures that have been adopted by the Advisor and approved by the Trustees (the “Valuation Policy and Procedures”).
In its capacity as the Fund’s valuation designee, the Advisor makes good faith determinations of the fair value of portfolio securities for which market quotations are not readily available, and otherwise complies with and administers the Valuation Policy and Procedures. The Advisor performs those functions in significant measure through its Valuation and Pricing Committee (the “Committee”), though the Advisor may also obtain the assistance of others, including professional pricing service providers selected and approved by the Committee. In accordance with the Valuation Policy and Procedures, the Committee: assesses and manages the material risks associated with determining the fair value of those Fund investments for which market quotations are not readily available; selects and applies methodologies for determining and calculating such fair values; periodically reviews and tests the appropriateness and accuracy of those methodologies; monitors for circumstances that may necessitate the use of fair value; and approves, monitors, and evaluates pricing services engaged to provide evaluated prices for the Fund’s investments. The Committee provides reports on its activities to the Trustees’ Audit Committee, which is responsible for overseeing the Committee’s and the Advisor’s work in discharging the functions under the Valuation Policy and Procedures.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculation valuations, but also may utilize prices obtained from pricing service providers or other methods selected by the Committee. Because fair values calculated by the Committee are estimates, the calculation of a fair value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee may calculate a fair value for the obligation using alternative methods selected and approved by the Committee. Additionally, in cases when the Committee believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee may calculate a fair value for the obligation using an alternative method selected and approved by the Committee.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Annual Report  |  13

Notes to Financial Statements, Continued
September 30, 2023
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2023:
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 5,113,991	$ —	$ 5,113,991	$ —
Short-Term Municipal Bonds	100,000	—	100,000	—
Total Investments in Securities	$ 5,213,991	$ —	$ 5,213,991	$ —
Total Assets	$ 5,213,991	$ —	$ 5,213,991	$—
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement with the Trust, the Advisor serves as the investment advisor and performs services for the Fund. The Fund does not pay an advisory fee to the Advisor under this agreement.
The Advisor provides certain administrative services to the Fund. No fees are charged for these services.
Thornburg and Thornburg Securities Corporation ("TSC") have contractually agreed, irrevocably during the existence of the Fund, to waive, pay or reimburse all expenses of the Fund, except for taxes, interest expense, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs.
For the period ended September 30, 2023, the Advisor contractually reimbursed certain expenses and distribution fees of $73,635 for Class I shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
As of September 30, 2023, the percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 92.84%.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the  period ended at September 30, 2023, the Rule 17a-7 transactions were $1,145,903 in purchases and $1,136,368 in sales generating realized losses of $10,069.
14   |  Annual Report

Notes to Financial Statements, Continued
September 30, 2023
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the period ended September 30, 2023, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statements of Assets and Liabilities.
At September 30, 2023, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 5,379,171
Gross unrealized appreciation on a tax basis	61
Gross unrealized depreciation on a tax basis	(165,241)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ (165,180)
At September 30, 2023, the Fund had cumulative tax basis of short-term capital losses of $10,731, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
The Fund had $589 distributions paid from tax basis ordinary income and $80,067 distributions paid from tax basis tax exempt income during the period ended September 30, 2023.
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At September 30, 2023, there were an unlimited number of shares of the Fund with no par value of beneficial interest authorized. Transactions in the Fund’s shares of beneficial interest were as follows:
	PERIOD ENDED September 30, 2023*
	SHARES	AMOUNT
Class I Shares
Shares sold	538,878	$ 5,388,000
Shares issued to shareholders in reinvestment of dividends	8,142	80,656
Net increase	547,020	$ 5,468,656
* The Fund commenced operations on May 15, 2023.
NOTE 7 – INVESTMENT TRANSACTIONS
For the period ended September 30, 2023, the Fund had purchase and sale transactions of investments of $6,421,589 and $1,280,791, respectively (excluding short-term investments).
Annual Report  |  15

Financial Highlights
Thornburg Municipal Managed Account Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS I SHARES
2023 (b)	$ 10.00	0.15	(0.32)	(0.17)	(0.15)	—	—	(0.15)	$ 9.68

(a)	Not annualized for periods less than one year.
(b)	The Fund commenced operations on May 15, 2023.
(c)	Annualized.
+	Based on weighted average shares outstanding.
16  |  Annual Report

Financial Highlights, Continued
Thornburg Municipal Managed Account Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS I SHARES
2023 (b)	4.00 (c)	— (c)	3.65 (c)	(1.74)	39.98	$ 5,293
Annual Report  |  17

Report of Independent Registered Public Accounting Firm
Thornburg Municipal Managed Account Fund
To the Board of Trustees of Thornburg Investment Trust and Shareholders of Thornburg Municipal Managed Account Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Municipal Managed Account Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2023, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period May 15, 2023 (commencement of operations) through September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations, changes in its net assets and the financial highlights for the period May 15, 2023 (commencement of operations) through September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
November 17, 2023
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
18   |  Annual Report

Expense Example
Thornburg Municipal Managed Account Fund  |  September 30, 2023 (Unaudited)
As a shareholder of the Fund, you incur ongoing costs of investing in the Fund. Because the Fund does not pay any management fee or distribution and/or service (12b-1) fee, the Fund’s ongoing costs are comprised of other Fund expenses. Shareholders of the Fund do not incur any transaction costs.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on May 16, 2023, and held until September 30, 2023.
	BEGINNING ACCOUNT VALUE 5/16/23	ENDING ACCOUNT VALUE 9/30/23	EXPENSES PAID DURING PERIOD‡ 5/16/23—9/30/23
CLASS I SHARES
Actual	$1,000.00	$ 982.63	$0.00
Hypothetical*	$1,000.00	$1,018.90	$0.00

*	Hypothetical assumes a rate of return of 5% per year before expenses.
‡	Expenses are equal to the annualized expense ratio for each class (I: 0.00%) multiplied by the average account value over the period, multiplied by 138/365 to reflect the accrual period from 5/16/2023 to 9/30/2023.

ACTUAL EXPENSES
For each class of shares, the Actual section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual section for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the Hypothetical section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the Hypothetical section of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  19

Other Information
September 30, 2023 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Funds’ voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2023, tax exempt (or the maximum allowed) and taxable ordinary income dividends paid by the Fund for federal income tax purposes are $80,067 and $589, respectively.
The information and the distributions reported herein may differ from information and distributions reported to the shareholders for the calendar year ending December 31, 2023. Complete information will be reported in conjunction with your 2023 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the U.S. Securities and Exchange Commission schedules of its portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Fund’s Form N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
The Advisor provides investment management services to the Thornburg Municipal Managed Account Fund pursuant to an investment advisory agreement (the “Agreement”). The Trustees consider the renewal of the Agreement annually, and most recently determined to renew the Agreement on September 19, 2023.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the Agreement. In determining to renew the Agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent, and Quality of Services. The Trustees considered in their evaluation of the Agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s portfolio management, fund administration, trading, operations, marketing, distribution, and compliance staffs. The Trustees also considered in this evaluation the presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the Agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel. The Trustees observed in considering this information that the Fund has only been operating for a few months.
Information noted by the Trustees as having been considered in relation to the nature, extent, and quality of services provided by the Advisor under the Agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent, and quality of the services rendered to the Fund by the Advisor included: (1) reports from the Fund’s portfolio managers since the Fund’s inception demonstrating that the Fund was managed in conformity with stated strategies and objectives, and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Fund’s strategies, managers’ cognizance of, and strategies to pursue, the Fund’s objective and address pertinent market and economic trends and conditions, the structuring and composition of the Fund’s portfolio, and other factors; (3) presentations by, and interactions with, members of the Advisor’s fund administration, trading, operations, marketing, and compliance staffs; (4) reports from standing committees of the Trustees on their respective proceedings throughout the year, including particularly interactions with the Advisor’s personnel; (5) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes
20   |  Annual Report

Other Information, Continued
September 30, 2023 (Unaudited)
in providing these services, and the Advisor’s own financial management and sufficiency of its resources; (6) steps taken by the Advisor to improve its investment management process, including the hiring of additional investment personnel to support the investment management function, plans to add other investment personnel in the future, efforts to increase the diversity of backgrounds and experiences among its investment personnel, and the increased integration of risk management procedures and consideration of environmental, social, and governance factors into the investment process; and (7) steps taken to facilitate continued collaboration among the Advisor’s personnel. As in past years, the Trustees noted their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the depth and experience of the Advisor’s staff, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors and circumstances.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objective and policies, and that the nature, extent, and quality of the services provided to the Fund by the Advisor remained sufficient.
 Investment Performance.  The Trustees did not consider information about the Fund’s investment performance because the Fund had only been operating for a few months.
Comparisons of Fee and Expense Levels. The Trustees did not consider fee levels because the Advisor does not charge fees to the Fund.  Expense levels were also not considered because the Advisor has agreed to waive nearly all operating expenses for the Fund.
Costs and Profitability of Advisor. The Trustees did not consider the profitability of the Advisor in reviewing the Agreement, because the Advisor does not charge fees to the Fund under that Agreement.
Potential Economies of Scale. The Trustees did not consider any economies of scale potentially available to the Fund in reviewing the Agreement, because the Advisor does not receive a fee from the Fund under that Agreement.
Potential Ancillary Benefits. The Trustees did not identify any collateral benefits to the Advisor because of its relationship to the Fund.
Summary of Conclusions. The Trustees concluded that the general nature, extent, and quality of the Advisor’s services performed under the Agreement remained sufficient, the Advisor continued to actively and competently pursue the Fund’s investment objective and adhere to the Fund’s investment policies, and that the Fund’s investment performance remained satisfactory in the context of its objective and strategies. The Trustees further concluded that the level of the Fund’s expenses was reasonable. The Trustees accordingly determined to renew the Agreement for an additional term of one year for the Fund.
Annual Report  |  21

Trustees and Officers
 September 30, 2023 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 77 Trustee Since 1984, Chairman of Trustees(4)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 68 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee and Operations Risk Oversight Committee(5)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager, and until 2019 Chief Investment Officer, and, until 2016, CEO and President, of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(3)
Sally Corning, 62 Trustee since 2012, Member of Audit Committee and Governance & Nominating Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 74 Trustee since 2004, Member of Audit Committee and Operations Risk Oversight Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 60 Trustee since 2015, Chair of Governance & Nominating Committee and Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 59 Trustee since 2019, Chair of Audit Committee	President of Talamantes Strategies, a management consulting firm, since 2018. Until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 69 Trustee since 2004, Lead Independent Trustee, Member of Audit Committee and Governance & Nominating Committee	President of Dirks, Van Essen & April, Santa Fe, New Mexico (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 64 Trustee since 1996, Chair of Operations Risk Oversight Committee, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambé LLC, Santa Fe, NM (manufacturing and design company).	None
ADVISORY TRUSTEE
Lisa Black, 64(6) Trustee since 2023	Until 2019, Senior Managing Director, Chief Investment Officer and Head, Taxable Fixed Income, Nuveen LLC, New York, NY; Managing Director, TIAA-CREF, New York, NY (1996-2012).	None
22   |  Annual Report

Trustees and Officers, Continued
 September 30, 2023 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)
Nimish Bhatt, 60 President since 2023, Chief Financial Officer 2019-2023, Treasurer 2016-2019, Secretary 2018-2019(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016, and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011- 2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Randy Dry, 49 Vice President since 2014	Managing Director, Chief Operating Officer since 2020, Chief Administrative Officer (2016-2020), and Director of Institutional Group (2014-2016) of Thornburg Investment Management, Inc.	Not applicable
John Hackett, 57 Vice President since 2020	Chief Marketing Officer, Thornburg Investment Management, Inc., since 2020; Global Head of Product Marketing, Northern Trust Asset Management (2016-2020); Principal and Head of Marketing and Business Development, The Townsend Group (2013-2016).	Not applicable
Curtis Holloway, 56 Chief Financial Officer since 2023 ,Treasurer since 2019(7)	Director of Finance since 2021 and Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 43 Vice President since 2014	Co-Head of Investments since 2019, and Portfolio Manager and Managing Director since 2013, of Thornburg Investment Management, Inc.	Not applicable
Jeff Klingelhofer, 42 Vice President since 2016	Co-Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager (2012-2015), of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 52 Assistant Treasurer since 2020; Vice President 2017-2020	Senior Manager & Vice President, Tax & Fund Administration of Thornburg Investment Management, Inc. since 2017; Senior Vice President, Citi Fund Services, Inc. (2014-2017); Vice President, Citi Fund Services, Inc. (2007-2014).	Not applicable
Christopher Luckham, 46 Assistant Treasurer since 2022	Senior Manager, Fund Administration of Thornburg Investment Management, Inc. since 2010.	Not applicable
Natasha Rippel, 41 Secretary since 2021(7)	Director of Fund Operations since 2021, Supervisor of Fund Operations (2017-2021), and Senior Associate of Fund Operations (2015-2017) of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 55 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Trust is organized as a Massachusetts business trust, and currently comprises a complex of 22 separate investment “Funds” or “series.” Thornburg Investment Management, Inc. is the investment advisor to, and manages, the 22 Funds of the Trust. Each Trustee oversees the 22 Funds of the Trust.
(3)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(4)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc. the investment advisor to the 22 Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares of the Trust.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(6)	As of September 30, 2023, Ms. Black served as an Advisory Trustee in a non-voting capacity. Ms. Black was elected as an independent Trustee effective October 2, 2023.
(7)	The Trust’s president, chief financial officer, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for the Fund includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
Annual Report  |  23

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 19, 2023
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
(This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. For prospective investors in any fund of Thornburg Investment Trust, this communication must be preceded or accompanied by a prospectus. You may obtain a current copy of the Funds’ prospectus, which describes the Funds’ management fees, expenses and risks, by calling 1-800-847-0200. Please read the prospectus carefully before investing.)
Thornburg Investment Trust
2300 North Ridgetop Road
Santa Fe, NM 87506
505.984.0200 Tel
505.992.8681 Fax
www.thornburg.com
24  |  Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $41.0 billion (as of September 30, 2023) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The Funds outlined in this report are some of the many equity, multi-asset, and fixed-income products available from Thornburg Investment Management.
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Equity Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
U.S. EQUITY
■	Thornburg Small/Mid Cap Core Fund
■	Thornburg Small/Mid Cap Growth Fund
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Income Builder Opportunities Trust
■	Thornburg Summit Fund
TAXABLE FIXED INCOME
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Ultra Short Income Fund
■	Thornburg Strategic Income Fund
MUNICIPAL FIXED INCOME
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
Before investing, carefully consider each Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
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To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH6071

Item 2. Code of Ethics

Thornburg Investment Trust (the “Trust”) has adopted a code of ethics described in Item 2 of Form N-CSR. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Trustees of the Trust have determined that four members of the Trust’s audit committee, Sally Corning, James Weyhrauch, Susan Dubin, and Patrick Talamantes, are each audit committee financial experts as defined in Item 3 of Form N-CSR. Ms. Corning, Mr. Weyhrauch, Ms. Dubin, and Mr. Talamantes are each independent for purposes of Item 3 of Form N-CSR. The Trustees’ determinations in this regard were based upon their current understandings of the definition of “audit committee financial expert” and current interpretations of the definition. The Trustees call attention to the lack of clarity in the definition, and that shareholders and prospective investors may wish to evaluate independently this definition and the qualifications of the Trust’s audit committee. The definition of “audit committee financial expert,” together with comments on the definition, is set forth in the Securities and Exchange Commission’s website (www.sec.gov).

Item 4. Principal Accountant Fees and Services

Audit Fees

The aggregate fees billed to the Trust in each of the last two fiscal years for the audit of the Trust’s financial statements and for services that are normally provided by PricewaterhouseCoopers LLP, registered independent public accounting firm (“PWC”), in connection with statutory and regulatory filings or requirements for those fiscal years are set out below.

	Year Ended September 30, 2022	Year Ended September 30, 2023
Thornburg Investment Trust	$782,000	$844,627

Audit-Related Fees

The fees billed to the Trust by PWC in each of the last two fiscal years for assurance and related services that are reasonably related to the audit or review of the Trust’s financial statements (and that are not reflected in “Audit Fees,” above) are set out below.

	Year Ended September 30, 2022	Year Ended September 30, 2023
Thornburg Investment Trust	$120,000	$92,083

Tax Fees

The fees billed to the Trust by PWC in each of the last two fiscal years for professional services rendered by PWC for tax compliance, tax advice or tax planning, including amounts paid in connection with filing foreign tax reclaims, are set out below.

	Year Ended September 30, 2022	Year Ended September 30, 2023
Thornburg Investment Trust	$410,878	$707,661

All Other Fees

The fees billed to the Trust by PWC in each of the last two fiscal years for all other services rendered by PWC to the Trust are set out below.

	Year Ended September 30, 2022	Year Ended September 30, 2023
Thornburg Investment Trust	$1,640	$0

The figure shown under All Other Fees for the year ended September 30, 2022 includes amounts from out of pocket expenses during the 2021 annual audit. The figure shown under All Other Fees for the year ended September 30, 2023 includes amounts from out of pocket expenses during the 2022 annual audit.

PWC performs no services for the investment advisor, the Funds’ principal underwriter or any other person controlling, controlled by, or under common control with the investment advisor which provides ongoing services to the Funds.

Audit Committee Pre-Approval Policies and Procedures

As of September 30, 2023, the Trust’s Audit Committee has not adopted pre-approval policies and procedures.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Filed as part of the reports to shareholders filed under item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedures for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11. Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that the Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in the Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s fourth fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1)	Code of Business Conduct and Ethics.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a) (3)	Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of the following Thornburg Funds: Short Duration Municipal Fund, Limited Term Municipal Fund, California Limited Term Municipal Fund, Intermediate Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Ultra Short Income Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, Small/Mid Cap Core Fund, International Equity Fund, Small/Mid Cap Growth Fund, Investment Income Builder Fund, Global Opportunities Fund, International Growth Fund, Strategic Income Fund, Strategic Municipal Income Fund, Developing World Fund, Better World International Fund, Capital Management Fund, Summit Fund, and Municipal Managed Account Fund.

By:	/s/ Nimish Bhatt
Nimish Bhatt
President and principal executive officer

Date:	11/17/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nimish Bhatt
Nimish Bhatt
President and principal executive officer

Date:	11/17/2023

By:	/s/ Curtis Holloway
Curtis Holloway
Treasurer and principal financial officer

Date:	11/17/2023